     As filed with the U.S. Securities and Exchange Commission on April 27, 2006
                                               Securities Act File No. 333-32575
                                        Investment Company Act File No. 811-8319

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

            Registration Statement Under The Securities Act Of 1933          /X/

                          Pre-Effective Amendment No.                        / /

                        Post-Effective Amendment No. 28                      /X/

                                     And/or

        Registration Statement Under The Investment Company Act Of 1940      /X/

                               Amendment No. 28                              /X/
                        (Check appropriate box or boxes)

                               ING PARTNERS, INC.
                 (Exact Name of Registrant Specified in Charter)

                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (860) 273-4743

            Huey P. Falgout, Jr.                  With copies to:
            ING Investments, LLC              Jeffrey S. Puretz, Esq.
       7337 East Doubletree Ranch Rd.               Dechert, LLP
            Scottsdale, AZ 85258                1775 I Street, N.W.
  (Name and Address of Agent for Service)       Washington, DC 20006

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

/ /  Immediately upon filing pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/X/  on April 28, 2006, pursuant to paragraph (b)

/ /  on (date), pursuant to paragraph (a)(1)

/ /  on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

                               ING PARTNERS, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet

*    Contents of Registration Statement

*    Explanatory Note

*    Supplement dated April 28, 2006

*    ING Partners, Inc. Service Class and Adviser Class Prospectus

*    ING Partners, Inc. Initial Class Prospectus

* ING Partners, Inc. Fidelity Master Feeder Funds' Service Class and Adviser Class Prospectus

* ING Partners, Inc. Solution Portfolios Service Class and Adviser Class Prospectus

*    ING Partners, Inc. Solution Portfolios Initial Class Prospectus

*    ING Partners, Inc. Solution Portfolios Class T Prospectus

* ING Partners, Inc. Statement of Additional Information for Initial Class, Service Class and Adviser Class

* ING Partners, Inc. Fidelity Master Feeder Funds' Statement of Additional Information for Service Class and Adviser Class

* ING Partners, Inc. Solution Portfolios Statement of Additional Information for Service Class, Adviser Class, Initial Class and Class T

*    Part C

*    Signature Page

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A for ING Partners, Inc. (the "Registrant") is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of updating the disclosure in compliance with annual updating requirements to the Registrant's Initial Class, Service Class and Adviser Class Prospectuses and Statement of Additional Information, the Registrant's Fidelity Master Feeder Funds' Service Class and Adviser Class Prospectus and Statement of Additional Information and the Registrant's Solution Portfolios Service Class and Adviser Class, Initial Class and Class T Prospectuses and Statement of Additional Information and for finalizing the Service Class, Adviser Class and Initial Class shares of two new series, ING Columbia Small Cap Value II Portfolio and ING UBS U.S. Small Cap Growth Portfolio.

8K Supplement 485B

                         SUPPLEMENT DATED APRIL 28, 2006
                         TO THE CURRENT PROSPECTUSES OF
                               ING PARTNERS, INC.
                                 ("REGISTRANT")

The Prospectuses for the Registrant are hereby supplemented with the following information relating to "Information Regarding Trading of ING's U.S. Mutual Funds:"

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Life Insurance and Annuity Company ("ILIAC"), the adviser to the ING Funds, has reported to the Boards of Directors (the "Boards") of the ING Funds that, like many U.S. financial services companies, ILIAC and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ILIAC has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ILIAC reported that management of U.S. affiliates of ING Groep N.V., including ILIAC (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ILIAC has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ILIAC further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ILIAC has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ILIAC reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

     - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

     - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

     - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ILIAC reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ILIAC advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ILIAC reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ILIAC reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

     - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

     - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

     - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

     - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

     REQUESTS FOR INFORMATION FROM NEW YORK ATTORNEY GENERAL

     As has been widely reported in the media, the New York Attorney General's office ("NYAG") is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

     ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

     At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

     There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

APRIL 28, 2006

                                         PROSPECTUS -- SERVICE CLASS ("S CLASS")
                                                     ADVISER CLASS ("ADV CLASS")
--------------------------------------------------------------------------------

                               ING PARTNERS, INC.

     -  ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO--Sub-Adviser:
        American Century Investment Management, Inc.
     - ING AMERICAN CENTURY SELECT PORTFOLIO--Sub-Adviser: American Century Investment Management, Inc.
     -  ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO--Sub-Adviser:
        American Century Investment Management, Inc.
     -  ING BARON ASSET PORTFOLIO--Sub-Adviser: BAMCO, Inc.
     -  ING BARON SMALL CAP GROWTH PORTFOLIO--Sub-Adviser: BAMCO, Inc.
     - ING COLUMBIA SMALL CAP VALUE II PORTFOLIO--Sub-Adviser: Columbia Management Advisors, LLC
     - ING DAVIS VENTURE VALUE PORTFOLIO--Sub-Adviser: Davis Selected Advisers, L.P.
     - ING FUNDAMENTAL RESEARCH PORTFOLIO--Sub-Adviser: ING Investment Management Co.
     - ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO*--Sub-Adviser: Goldman Sachs Asset Management, L.P.
     - ING GOLDMAN SACHS(R) STRUCTURED EQUITY PORTFOLIO*--Sub-Adviser: Goldman Sachs Asset Management, L.P.

     - ING JPMORGAN INTERNATIONAL PORTFOLIO--Sub-Adviser: J.P. Morgan Asset Management (U.K.) Limited

     - ING JPMORGAN MID CAP VALUE PORTFOLIO--Sub-Adviser: J.P. Morgan Investment Management Inc.

     -  ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO--Sub-Adviser:
        Salomon Brothers Asset Management Inc
     - ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO--Sub-Adviser: Salomon Brothers Asset Management Inc

     - ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO--Sub-Adviser: Lord, Abbett & Co. LLC
     - ING MFS CAPITAL OPPORTUNITIES PORTFOLIO--Sub-Adviser: Massachusetts Financial Services Company
     - ING NEUBERGER BERMAN PARTNERS PORTFOLIO--Sub-Adviser: Neuberger Berman Management Inc.
     - ING NEUBERGER BERMAN REGENCY PORTFOLIO--Sub-Adviser: Neuberger Berman Management Inc.

     -  ING OPCAP BALANCED VALUE PORTFOLIO--Sub-Adviser: Oppenheimer Capital LLC

     -  ING OPPENHEIMER GLOBAL PORTFOLIO--Sub-Adviser: OppenheimerFunds, Inc.
     -  ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO--Sub-Adviser:
        OppenheimerFunds, Inc.
     - ING PIMCO TOTAL RETURN PORTFOLIO--Sub-Adviser: Pacific Investment Management Company LLC
     - ING PIONEER HIGH YIELD PORTFOLIO--Sub-Adviser: Pioneer Investment Management, Inc.
     -  ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO--Sub-Adviser:
        T. Rowe Price Associates, Inc.
     - ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO--Sub-Adviser: T. Rowe Price Associates, Inc.
     - ING TEMPLETON FOREIGN EQUITY PORTFOLIO--Sub-Adviser: Templeton Investment Counsel, LLC
     - ING UBS U.S. LARGE CAP EQUITY PORTFOLIO--Sub-Adviser: UBS Global Asset Management (Americas) Inc.
     - ING UBS U.S. SMALL CAP GROWTH PORTFOLIO--Sub-Adviser: UBS Global Asset Management (Americas) Inc.
     -  ING VAN KAMPEN COMSTOCK PORTFOLIO--Sub-Adviser: Van Kampen
     -  ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO--Sub-Adviser: Van Kampen

     NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.


     THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE CLASS SHARES AND ADVISER CLASS SHARES OF CERTAIN PORTFOLIOS OF ING PARTNERS, INC. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


     AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

*Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

TABLE OF CONTENTS


                                                                                    PAGE
INTRODUCTION                                                                           1

PORTFOLIO SUMMARIES

   ING American Century Large Company Value Portfolio                                  2

   ING American Century Select Portfolio                                               3

   ING American Century Small-Mid Cap Value Portfolio                                  5

   ING Baron Asset Portfolio                                                           8

   ING Baron Small Cap Growth Portfolio                                                9

   ING Columbia Small Cap Value II Portfolio                                          11

   ING Davis Venture Value Portfolio                                                  12

   ING Fundamental Research Portfolio                                                 14

   ING Goldman Sachs(R) Capital Growth Portfolio                                      16

   ING Goldman Sachs(R) Structured Equity Portfolio                                   18

   ING JPMorgan International Portfolio                                               19

   ING JPMorgan Mid Cap Value Portfolio                                               21

   ING Legg Mason Partners Aggressive Growth Portfolio                                23

   ING Legg Mason Partners Large Cap Growth Portfolio                                 25

   ING Lord Abbett U.S. Government Securities Portfolio                               27

   ING MFS Capital Opportunities Portfolio                                            29

   ING Neuberger Berman Partners Portfolio                                            31

   ING Neuberger Berman Regency Portfolio                                             32

   ING OpCap Balanced Value Portfolio                                                 33

   ING Oppenheimer Global Portfolio                                                   35

   ING Oppenheimer Strategic Income Portfolio                                         37

   ING PIMCO Total Return Portfolio                                                   39

   ING Pioneer High Yield Portfolio                                                   41

   ING T. Rowe Price Diversified Mid Cap Growth Portfolio                             43

   ING T. Rowe Price Growth Equity Portfolio                                          45

   ING Templeton Foreign Equity Portfolio                                             47

   ING UBS U.S. Large Cap Equity Portfolio                                            48

   ING UBS U.S. Small Cap Growth Portfolio                                            50

   ING Van Kampen Comstock Portfolio                                                  51

   ING Van Kampen Equity and Income Portfolio                                         53

PORTFOLIO FEES AND EXPENSES                                                           56

SUMMARY OF PRINCIPAL RISKS                                                            61

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES                                    66

MANAGEMENT OF THE PORTFOLIOS                                                          75

MORE INFORMATION                                                                      82

TAXES AND DISTRIBUTIONS                                                               86

PERFORMANCE                                                                           86

FINANCIAL HIGHLIGHTS                                                                  89

                                  INTRODUCTION

-    ING PARTNERS, INC.

     ING Partners, Inc. ("Company") is a mutual fund authorized to issue multiple series and classes of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed on the cover of this Prospectus (each a "Portfolio," and collectively, the "Portfolios"). The Company offers other portfolios that are not offered in this Prospectus. ING Life Insurance and Annuity Company ("ILIAC" or "Adviser") serves as the Investment Adviser of each Portfolio, and each Portfolio has a sub-adviser. The Portfolios (and their sub-advisers) described in this Prospectus are listed on the cover of this Prospectus.

     Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.


     Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

                               PORTFOLIO SUMMARIES


               ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO
 SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-    INVESTMENT OBJECTIVE

     Long-term capital growth. Income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century considers large-capitalization companies to be companies in the Russell 1000(R) Index. As of December 31, 2005, the capitalization of companies represented in the Russell 1000(R) Index ranged between $563 million and $371.7 billion.


     In selecting securities for the Portfolio, American Century looks for companies whose stock price may not adequately reflect the companies' value. American Century attempts to purchase the stocks of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company.


     American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts, or stock index futures contracts.


     When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.


     American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or if the security no longer meets its valuation criteria, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below:


                           CONVERTIBLE SECURITIES RISK

                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK

                             EQUITY SECURITIES RISK

                             FOREIGN INVESTMENT RISK
                             MARKET AND COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002    (23.08)%
2003     31.13%
2004      9.70%
2005      1.09%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                  Best:      2nd quarter    2003     19.68%
                  Worst:     3rd quarter    2002    (20.84)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance -- the Russell 1000(R) Value Index and the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index -- and to the Morningstar Large Cap Value Average. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                5 YEARS OR
                                                   1 YEAR     SINCE INCEPTION
     S Class Return                                 1.26%          3.00%
     ADV Class Return                               1.09%          2.74%
     Russell 1000(R) Value Index                    7.05%          8.63%(3)
     S&P 500(R) Index                               4.91%          4.06%(3)
     Morningstar Large Cap Value Average            5.84%          6.16%(3)


----------
     (1)  ADV Class and S Class shares commenced operations on December 10,
          2001.

     (2) Prior to April 29, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc and was known as ING Salomon Brothers Investors Value Portfolio. On April 29, 2005, the Portfolio's strategy was changed to one of investing primarily in large-capitalization companies.
     (3) The Russell 1000(R) Value Index, the S&P 500(R) Index and the Morningstar Large Cap Value Average returns are for the period beginning December 1, 2001.


                      ING AMERICAN CENTURY SELECT PORTFOLIO
 SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-    INVESTMENT OBJECTIVE

     Long-term capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio seeks to achieve its investment objective by investing in securities of companies American Century believes will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, American Century makes its investment decisions based primarily on its analysis of individual companies rather than broad economic forecasts. This strategy is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.


     American Century uses a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the Portfolio's investment portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.


     Although American Century intends to invest the Portfolio's assets primarily in U.S. stocks, the Portfolio may invest in securities of foreign companies.

     When American Century believes it is prudent, the Portfolio may invest a portion of its assets in debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index future contracts. The Portfolio generally limits its purchase of debt securities to investment grade obligations.

     American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising or if a company's characteristics no longer meet its criteria, among others.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                           CONVERTIBLE SECURITIES RISK

                                  CURRENCY RISK

                              DEBT SECURITIES RISK

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002    (33.20)%
2003     33.89%
2004      4.43%
2005      0.43%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:     2nd quarter    2003     17.18%
              Worst:    3rd quarter    2002    (19.93)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance -- the Russell 1000(R) Growth Index -- and to the Morningstar Large Growth Fund Average. The Russell 1000(R) Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                  5 YEARS OR
                                                    1 YEAR      SINCE INCEPTION
     S Class Return                                  0.65%          (1.50)%
     ADV Class Return                                0.43%          (1.73)%
     Russell 1000(R) Growth Index                    5.26%           1.08%(3)
     Morningstar Large Growth Fund Average           7.52%           2.66%(3)


----------
     (1)  ADV Class and S Class shares commenced operations on December 10,
          2001.

     (2) Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Growth Portfolio. On November 8, 2004, the Portfolio's strategy was limited to 65% of its assets in large-capitalization companies.
     (3) The Russell 1000(R) Growth Index and the Morningstar Large Growth Fund Average returns are for the period beginning December 1, 2001.


               ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO
           (FORMERLY, ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO) SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-    INVESTMENT OBJECTIVE

     Long-term capital growth, income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal circumstances, the Portfolio seeks to achieve its investment objectives by investing at least 80% of its net assets in equity securities of small-mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century defines small-mid-capitalization companies to be those companies whose market capitalizations at the time of purchase are within the range of the custom Russell 2800 Index. The custom Russell 2800 Index is defined as the combination of the Russell(R) 2000 and Russell Midcap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Portfolio may invest up to 20% of its assets in companies outside this range, measured at the time of purchase.


     American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up to a level American Century believes more accurately reflects the companies' fair value.


     American Century uses a multi-capitalization approach under which one of its teams of portfolio managers focuses on investments in the securities of small-capitalization companies and the second focuses on selecting investments in securities of mid-capitalization investments for the Portfolio. All new cash flows into the Portfolio and outflows taken from the small-capitalization value strategy are allocated to the mid-capitalization value strategy and managed by the mid-capitalization value team, in order to increase proportion of mid-capitalization investments in the Portfolio and transition to a small-mid-capitalization strategy.


     American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

     When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.


     American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising or if a security no longer meets its valuation criteria, among others.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                           CONVERTIBLE SECURITIES RISK

                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of three broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002
2003    35.08%
2004    21.03%
2005     7.65%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:     2nd quarter    2003    18.50%
              Worst:    1st quarter    2003    (4.92)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of three broad measures of market performance -- the Russell 2500(TM) Value Index, S&P Small Cap 600/Citigroup Value Index and Standard & Poor's Small Cap 600 ("S&P 600") Index -- and to the Morningstar Small Blend Average. The Russell 2500(TM) Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The S&P Small Cap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios. The S&P 600 Index is a market value-weighted index of 600 small-sized domestic stocks. The Morningstar Small Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The Russell 2500(TM) Value Index is intended to be the comparative index for the Portfolio as it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                       5 YEARS OR
                                                         1 YEAR     SINCE INCEPTION
     S Class Return                                       7.85%         10.56%
     ADV Class Return                                     7.65%         10.28%
     Russell 2500(TM) Value Index                         7.74%         12.70%(2)
     S&P Small Cap 600/Citigroup Value Index              8.47%          9.81%(2)
     S&P 600 Index                                        7.68%         10.09%(2)
     Morningstar Small Value Average                      7.03%         10.24%(2)


----------
     (1) ADV Class and S Class shares commenced operations on May 1, 2002.

     (2) The Russell 2500(TM) Value Index, S&P Small Cap 600/Citigroup Value Index, S&P 600 Index and the Morningstar Small Blend Average returns are for the period beginning May 1, 2002.

                            ING BARON ASSET PORTFOLIO
                       SUB-ADVISER: BAMCO, INC. ("BAMCO")

-    INVESTMENT OBJECTIVE

     Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests primarily in common stocks of small- and mid-sized companies. As a general matter, BAMCO defines small- and mid-sized companies as those with market capitalizations, at the time of purchase, of less than $8 billion.


     BAMCO seeks growth companies that it believes are undervalued by the market at prices that it perceives as attractive relative to projected future cash flows and asset values. BAMCO selects companies for the Portfolio based upon capital appreciation potential, and looks for:

     - Securities that BAMCO believes have favorable price to value characteristics, based on BAMCO's assessment of their prospects for future growth and profitability; and

     - Businesses that BAMCO believes are well managed, have significant long-term growth prospects and are attractively priced.

     In seeking investments for the Portfolio, BAMCO focuses on the long-term fundamental prospects of companies, rather than on historical operating results or current earnings expectations. BAMCO first looks for investments supported by long-term demographic, economic and societal "mega-trends." Then, BAMCO uses bottom-up fundamental research, including visits and interviews with portfolio company management, their major competitors, and their customers, to identify companies in which the Portfolio may invest.

     Through its fundamental analysis, BAMCO seeks to identify companies with one or more of the following characteristics:

     - Ability to grow its business substantially within a four to five year period;

     - A special business "niche" that creates unusually favorable business opportunities;

     -  Sustainable barriers to competition; and

     -  Strong management capabilities.

     The Portfolio may take large positions in companies in which BAMCO has the greatest conviction. The Portfolio will not sell positions solely because their market values have increased, and will add to positions in a company even though its market capitalization has increased through appreciation if, in BAMCO's judgment, the company remains an attractive investment.

     The Portfolio may invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks.

     The Portfolio may also invest in debt securities, including notes, bonds, debentures and money market instruments, and in convertible instruments. The debt securities in which the Portfolio may invest may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. The Portfolio relies on BAMCO's assessment of the issuer's securities and does not use independent ratings organizations.

     The Portfolio may invest up to 10% of its net assets in illiquid securities. In addition, the Portfolio may invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may engage in derivatives transactions, including selling covered call options or purchasing put options on equity and debt securities and entering into swap agreements.

     BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH YIELD, LOWER-GRADE DEBT SECURITIES RISK
                              LARGE POSITIONS RISK
                                 LIQUIDITY RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             SECURITIES LENDING RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


                      ING BARON SMALL CAP GROWTH PORTFOLIO
                       SUB-ADVISER: BAMCO, INC. ("BAMCO")

-    INVESTMENT OBJECTIVE

     Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.


     BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                             EQUITY SECURITIES RISK

                              GROWTH INVESTING RISK

                              LARGE POSITIONS RISK
                             MARKET AND COMPANY RISK
                        SMALL-CAPITALIZATION COMPANY RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy, or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002
2003    33.18%
2004    27.58%
2005     7.07%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:     2nd quarter    2003    17.65%
              Worst:    1st quarter    2003    (2.75)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance -- the Russell 2000(R) Index -- and to the Morningstar Small Cap Growth Average. The Russell 2000(R) Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Morningstar Small Cap Growth Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                5 YEARS OR
                                                   1 YEAR     SINCE INCEPTION
     S Class Return                                 7.35%         13.77%
     ADV Class Return                               7.07%         13.46%
     Russell 2000(R) Index                          4.55%          9.19%(2)
     Morningstar Small Cap Growth Average           7.24%          6.79%(2)


----------
     (1) ADV Class and S Class shares commenced operations on May 1, 2002.
     (2) The Russell 2000(R) Index and the Morningstar Small Cap Growth Average returns are for the period beginning May 1, 2002.

                    ING COLUMBIA SMALL CAP VALUE II PORTFOLIO
             SUB-ADVISER: COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA")

-    INVESTMENT OBJECTIVE

     Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000(R) Value Index and that are believed to have the potential for long-term growth. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. The Portfolio may also invest in real estate investments trusts, foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds.

     The management team uses a three-prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

     - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity;

     - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The management team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation;

     -  a company's current operating margins relative to its historic range;
        and

     - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

     Additionally, the management team uses analytical tools to actively monitor the risk profile of the Portfolio.

     The management team may sell a security when its price reaches a target set by the team, if there is deterioration in the company's financial situation, when the management team believes other investments are more attractive or for other reasons.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             DEPOSITARY RECEIPT RISK

                             EQUITY SECURITIES RISK

                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK
                        REAL ESTATE INVESTMENT TRUST RISK
                             SECURITIES LENDING RISK

                        SMALL-CAPITALIZATION COMPANY RISK
                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     As of the date of this Prospectus, the Portfolio had not commenced operations, therefore, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING DAVIS VENTURE VALUE PORTFOLIO
          (FORMERLY, ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO)
              SUB-ADVISER: DAVIS SELECTED ADVISERS, L.P. ("DAVIS")

-    INVESTMENT OBJECTIVE

     Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The Portfolio has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities.

     Davis performs extensive research to identify well-managed businesses with durable business models that can be purchased at attractive valuation relative to their intrinsic value.

     Over the years, Davis has developed a list of characteristics that it believes allow companies to expand earnings over the long term and manage risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

     FIRST CLASS MANAGEMENT

     -  Proven track record

     -  Significant personal ownership in business

     -  Intelligent allocation of capital

     -  Smart application of technology to improve business and lower costs

     STRONG FINANCIAL CONDITION AND PROFITABILITY

     -  Strong balance sheet

     -  Low cost structure / low debt

     -  High after-tax returns on capital

     -  High quality of earnings

     STRATEGIC POSITIONING FOR THE LONG TERM

     -  Non-obsolescent products / services

     -  Dominant or growing market share in a growing market

     -  Global presence and brand names

     Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

     The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified portfolio would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, Davis seeks to diversify the Portfolio's investments across industries, which may help reduce this risk.

     Davis may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DIVERSIFICATION RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                  HEADLINE RISK
                               INDUSTRY FOCUS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002    (24.79)%
2003     40.31%
2004      8.20%
2005      3.62%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:      2nd quarter    2003     18.43%
              Worst:     3rd quarter    2002    (23.63)%

     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance -- the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index, to the Morningstar Mid Cap Blend Fund Average -- and the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Mid Cap and Large Blend Fund Averages are each a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                       5 YEARS OR
                                                         1 YEAR     SINCE INCEPTION
     S Class Return                                       3.89%          4.72%
     ADV Class Return                                     3.62%          4.47%
     S&P 500(R) Index                                     4.91%          4.06%(3)
     Morningstar Mid Cap Blend Fund Average               8.25%         10.33%(3)
     Morningstar Large Blend Fund Average                 6.35%          4.43%(3)


----------
     (1)  ADV Class and S Class shares commenced operations on December 10,
          2001.

     (2) Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc and was known as the ING Salomon Brothers Fundamental Value Portfolio. Effective October 31, 2005, the Portfolio changed its strategy and the S&P 500(R) Index was designated as the comparative index for the Portfolio since it more closely reflects the performance of the securities in which the Portfolio invests.
     (3) The S&P 500(R) Index, the Morningstar Mid Cap Blend Fund Average and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 2001.


                       ING FUNDAMENTAL RESEARCH PORTFOLIO
              SUB-ADVISER: ING INVESTMENT MANAGEMENT CO. ("ING IM")

-    INVESTMENT OBJECTIVE

     Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio normally invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

     The Portfolio seeks to invest principally in common stocks that ING IM believes have significant potential for capital appreciation. The Portfolio may also invest in exchange-traded funds ("ETFs"), initial public offerings ("IPOs") and derivative instruments.

     ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the stocks it considers the best ideas within each sector. ING IM then constructs the portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM:

     -  Normally emphasizes stocks of larger companies;

     - May also invest a portion of the Portfolio's assets in stocks of mid-sized companies, and up to 25% of its assets in stocks of foreign issuers, depending upon market conditions; and

     - Utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.


     ING IM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend Portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                         INITIAL PUBLIC OFFERING RISK

                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                         MID-CAPITALIZATION COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             SECURITIES LENDING RISK


     Please see "Summary of Principal Risks" following the Portolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002    (23.03)%
2003     26.99%
2004      9.73%
2005      5.33%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:     2nd quarter    2003     15.35%
              Worst:    3rd quarter    2002    (17.53)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance -- the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index -- and to the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                       5 YEARS OR
                                                         1 YEAR     SINCE INCEPTION
     S Class Return                                       5.71%          3.10%
     ADV Class Return                                     5.33%          2.83%
     S&P 500(R) Index                                     4.91%          4.06%(3)
     Morningstar Large Blend Fund Average                 6.35%          4.43%(3)


----------
     (1)  ADV Class and S Class shares commenced operations on December 10,
          2001.
     (2) Prior to January 23, 2004, the Portfolio was managed by DSI International Management, Inc. and was known as ING DSI Enhanced Index Portfolio. From January 23, 2004 to April 28, 2005, the Portfolio was known as ING Aeltus Enhanced Index Portfolio. Effective April 29, 2005, the name of the Portfolio was changed to ING Fundamental Research Portfolio. In addition, effective July 5, 2005, the strategy of the Portfolio changed from an index tracking strategy to a strategy utilizing fundamental research.

     (3) The S&P 500(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 2001.


                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
           SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

-    INVESTMENT OBJECTIVE


     Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.


-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.


     GSAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002    (24.56)%
2003     23.19%
2004      8.49%
2005      1.69%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:     2nd quarter    2003     12.99%
              Worst:    3rd quarter    2002    (15.51)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index and the Russell 1000(R) Growth Index -- and to the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000(R) Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                       5 YEARS OR
                                                         1 YEAR      SINCE INCEPTION
     S Class Return                                       1.90%          0.52%
     ADV Class Return                                     1.69%          0.42%
     S&P 500(R) Index                                     4.91%          4.06%(2)
     Russell 1000(R) Growth Index                         5.26%          1.08%(2)
     Morningstar Large Blend Fund Average                 6.35%          4.43%(2)


----------
     (1) ADV Class and S Class shares commenced operations on December 10, 2001.

     (2) The S&P 500(R) Index, the Russell 1000(R) Growth Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 2001.

                ING GOLDMAN SACHS(R) STRUCTURED EQUITY PORTFOLIO
              (FORMERLY ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO)
           SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")

-    INVESTMENT OBJECTIVE

     Long-term growth of capital and dividend income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.


     GSAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                              EMERGING GROWTH RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002
2003
2004    12.76%
2005     5.26%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:   4th quarter    2004     9.28%
              Worst:  1st quarter    2005    (4.06)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance -- the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index -- and to the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                  5 YEARS OR
                                                   1 YEAR      SINCE INCEPTION
     S Class Return                                 5.54%          15.87%
     ADV Class Return                               5.26%          15.34%
     S&P 500(R) Index                               4.91%          14.29%(2)
     Morningstar Large Blend Fund Average           6.35%          14.92%(2)


----------
     (1) ADV Class and S Class shares commenced operations on May 1, 2003.

     (2) The S&P 500(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning May 1, 2003.


                      ING JPMORGAN INTERNATIONAL PORTFOLIO
            (FORMERLY, ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO)

     SUB-ADVISER: J.P. MORGAN ASSET MANAGEMENT (U.K.) LIMITED ("JPMAM (UK)")


-    INVESTMENT OBJECTIVE

     Long-term growth of capital.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMAM (UK) believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMAM
     (UK) believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.


     The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

     JPMAM (UK) may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GEOGRAPHIC FOCUS RISK
                     HIGH-YIELD, LOWER-GRADE DEBT SECURITIES
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Initial Class ("I Class ") shares (1998-2001) performance, adjusted to reflect the higher expenses of the ADV Class shares, and the ADV Class shares (2002-2005) performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998     18.52%
1999     57.65%
2000    (20.00)%
2001    (27.31)%
2002    (18.48)%
2003     28.98%
2004     18.34%
2005      9.42%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:   4th quarter   1999    30.77%
              Worst:  3rd quarter   2002   (19.61)%

     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of a broad measure of market performance -- the Morgan Stanley Capital International Europe, Australasia and Far East(R) Index ("MSCI EAFE(R)") Index -- and to the Morningstar Foreign Large Blend Average. The MSCI EAFE(R) Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australasia, and the Far East. The Morningstar Foreign Large Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                      5 YEARS OR           10 YEARS OR
                                                         1 YEAR     SINCE INCEPTION      SINCE INCEPTION
     S Class Return                                        9.79%          7.81%                 N/A
     ADV Class Return                                      9.42%          7.52%                 N/A
     MSCI EAFE(R) Index                                   14.02%         12.62%(3)              N/A
     Morningstar Foreign Large Blend Average              14.90%         10.64%(3)              N/A
     I Class Return (adjusted)                             9.38%         (0.33)%               5.03%
     MSCI EAFE(R) Index                                   14.02%          4.79%                6.73%(4)
     Morningstar Foreign Large Blend Average              14.90%          3.13%                6.08%(4)


----------

     (1)  ADV Class and S Class shares commenced operations on December 10,
          2001.
     (2) The I Class commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.
     (3) The MSCI EAFE(R) Index and the Morningstar Foreign Large Blend Average returns are for the period beginning December 1, 2001.
     (4) The MSCI EAFE(R) Index and the Morningstar Foreign Large Blend Average returns are for the period beginning December 1, 1997.


                      ING JPMORGAN MID CAP VALUE PORTFOLIO
          SUB-ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC. ("JPMIM")

-    INVESTMENT OBJECTIVE

     Growth from capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio invests at least 80% of its net assets (under normal circumstances) in equity securities of mid-capitalization companies. JPMIM defines mid-capitalization companies as those companies with market capitalizations between $1 billion and $20 billion at the time of purchase that JPMIM believes to be undervalued. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. Market capitalization is the total market value of a company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.


     The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

     The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.


     JPMIM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                             DEPOSITARY RECEIPT RISK

                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK

                              VALUE INVESTING RISK



     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002
2003    29.68%
2004    20.31%
2005     8.11%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:   2nd quarter    2003     13.95%
              Worst:  1st quarter    2003     (2.06)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance -- the Russell Midcap(R) Value Index -- and to the Morningstar Mid Cap Value Average. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Morningstar Mid Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                 5 YEARS OR
                                                   1 YEAR     SINCE INCEPTION
     S Class Return                                  8.49%         13.14%
     ADV Class Return                                8.11%         12.84%
     Russell Midcap(R) Value Index                  12.65%         13.91%(2)
     Morningstar Mid Cap Value Average               8.70%         10.36%(2)


----------
     (1)  ADV Class and S Class shares commenced operations on May 1, 2002.

     (2) The Russell Midcap(R) Value Index and the Morningstar Mid Cap Value Average returns are for the period beginning May 1, 2002.

               ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO (FORMERLY, ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO)

          SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SaBAM")

-    INVESTMENT OBJECTIVE

     Long-term growth of capital.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio may invest in securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the portfolio's assets may be invested in the securities of such companies. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, SaBAM considers whether the company may benefit from:

     -  New technologies, products or services

     -  New cost reducing measures

     -  Changes in management

     -  Favorable changes in government regulations

     The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.


     SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK

                             FOREIGN INVESTMENT RISK
                            ISSUER CONCENTRATION RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                        SMALL-CAPITALIZATION COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Initial Class ("I Class") shares (1998-2001) performance adjusted to reflect the higher expenses of the ADV Class shares, and ADV Class shares (2002-2005) performance from year to year.


[CHART]

                       YEAR-BY-YEAR TOTAL RETURNS(1)(2)(3)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998     29.02%
1999     50.15%
2000    (29.16)%
2001    (25.59)%
2002    (35.59)%
2003     37.45%
2004      9.18%
2005     10.90%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:   4th quarter    1999     34.17%
              Worst:  3rd quarter    2001    (30.91)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of two broad measures of market performance-- the Russell 3000(R) Growth Index -- and the S&P 500(R) Index and to the Morningstar Large Growth Fund Average. The Russell 3000(R) Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. It is not possible to invest directly in the indices.

                      AVERAGE ANNUAL TOTAL RETURNS(1)(2)(3)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                       5 YEARS OR          10 YEARS OR
                                                         1 YEAR      SINCE INCEPTION      SINCE INCEPTION
     S Class Return                                       11.17%           1.75%                 N/A
     ADV Class Return                                     10.90%           1.49%                 N/A
     Russell 3000(R) Growth Index                          5.17%           1.47%(4)              N/A
     S&P 500(R) Index                                      4.91%           4.06%(4)              N/A
     Morningstar Large Growth Fund Average                 7.52%           2.66%(4)              N/A
     I Class Return (adjusted)                            10.77%          (4.53)%               0.86%
     Russell 3000(R) Growth Index                          5.17%          (3.15)%               2.35%(5)
     S&P 500(R) Index                                      4.91%           0.54%                4.96%(5)
     Morningstar Large Growth Fund Average                 7.52%          (2.60)%               4.55%(5)


----------

     (1)  ADV Class and S Class shares commenced operations on December 10.
          2001.

     (2) The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.
     (3) Prior to December 16, 2002, the Portfolio was managed by MFS and was known as the ING MFS Emerging Equities Portfolio.

     (4) The Russell 3000(R) Growth Index, the S&P 500(R) Index and the Morningstar Large Growth Fund Average returns are for the period beginning December 1, 2001.
     (5) The Russell 3000(R) Growth Index, the S&P 500(R) Index and the Morningstar Large Growth Fund Average returns are for the period beginning December 1, 1997.

               ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO
           (FORMERLY, ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO)
          SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SaBAM")


-    INVESTMENT OBJECTIVE

     Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio normally invests at least 80% of its net assets in equity securities of large-cap companies and related investments. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. For the purposes of this 80% policy, large-capitalization companies are considered to be companies with market capitalizations similar to companies in the Russell 1000(R) Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio are still considered to be securities of large-capitalization companies for purposes of this 80% policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.


     SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM attempts to identify established large capitalization companies with the highest growth potential. SaBAM then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, SaBAM attempts to identify the best values available among the growth companies listed.

     In selecting individual companies for investment, SaBAM considers:

     -  favorable earnings prospectus;

     -  technological innovation;

     -  industry dominance;

     -  competitive producers and services;

     -  global scope;

     -  long-term operating history;

     - consistent and sustainable long-term growth in dividends and earnings per share;

     -  strong cash flow;

     -  high return on equity;

     -  strong financial condition; and

     -  experienced and effective management.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                             PORTFOLIO TURNOVER RISK
                        SMALL-CAPITALIZATION COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002
2003
2004     6.21%
2005     4.69%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:   4th quarter    2004    11.34%
              Worst:  3rd quarter    2004    (9.97)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance -- the Russell 1000(R) Growth Index and the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index -- and to the Morningstar Large Growth Fund Average. The Russell 1000(R) Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                        5 YEARS OR
                                                         1 YEAR      SINCE INCEPTION
     S Class Return                                       5.02%           12.02%
     ADV Class Return                                     4.69%           11.75%
     Russell 1000(R) Growth Index                         5.26%           12.42%(3)
     S&P 500(R) Index                                     4.91%           14.29%(3)
     Morningstar Large Growth Fund Average                7.52%           14.11%(3)


----------
     (1)  ADV Class and S Class shares commenced operations on May 1, 2003.
     (2) Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Capital Appreciation Portfolio. On November 8, 2004, the Portfolio's strategy was changed to one of investing primarily in large-capitalization companies.

     (3) The Russell 1000(R) Growth Index, the S&P 500(R) Index and the Morningstar Large Growth Fund Average returns are for the period beginning May 1, 2003.


              ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO
               SUB-ADVISER: LORD, ABBETT & CO. LLC ("LORD ABBETT")

-    INVESTMENT OBJECTIVE

     High current income consistent with reasonable risk. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy.

     U.S. government securities include obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. government agencies and U.S. government-sponsored enterprises (including mortgage-related securities), such as:


     -  Federal Home Loan Bank;

     -  Federal Home Loan Mortgage Corporation;

     -  Federal National Mortgage Association;

     -  Federal Farm Credit Bank; and

     -  Government National Mortgage Association.


     The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government-sponsored enterprises. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest, but are not direct obligations of the U.S. Treasury. Certain indirect obligations issued by federal agencies and government sponsored entities in which the Portfolio may invest may not be backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. Government securities also include certain mortgage-related securities that may be sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. Government.


     In managing the Portfolio, Lord Abbett:

     - Seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett considers reasonable risk to mean that the volatility the Portfolio is expected to have over time will approximate that of the Lehman Brothers Government Bond(R) Index.

     - Seeks to construct a portfolio with an average duration ranging between three and eight years.

     The Portfolio may invest in derivative and similar instruments, including, but not limited to, options, futures, forward contracts, swap agreements, warrants, and rights. The Portfolio may also enter into financial futures contracts and options on futures for bona fide hedging purposes or to pursue risk management strategies, and may engage in futures transactions for non-hedging purposes if the aggregated initial margin and premiums required to establish such positions does not exceed 5% of the liquidation value of the Portfolio's investment portfolio.


     The Portfolio may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.


     The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PORTFOLIO TURNOVER RISK
                             PREPAYMENT OR CALL RISK

                              PRICE VOLATILITY RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK
                                ZERO-COUPON RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
          SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

-    INVESTMENT OBJECTIVE

     Capital appreciation.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests primarily (at least 65% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

     The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


     MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                             PORTFOLIO TURNOVER RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Initial Class ("I Class") shares (1998-2001) performance adjusted to reflect the higher expenses of the ADV Class shares, and the ADV Class shares (2002-2005) performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998        26.13%
1999        48.07%
2000        (6.18)%
2001       (25.15)%
2002       (30.51)%
2003        27.39%
2004        12.36%
2005         1.03%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:      4th quarter    1999    29.11%
              Worst:     3rd quarter    2001   (27.79)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of a broad measure of market performance -- the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index -- and to the Morningstar Large Blend Fund Average. The S&P 500(R) is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                    5 YEARS OR             10 YEARS OR
                                                       1 YEAR     SINCE INCEPTION        SINCE INCEPTION
     S Class Return                                      1.25%              0.28%               N/A
     ADV Class Return                                    1.03%              0.03%               N/A
     S&P 500(R) Index                                    4.91%              4.06%(3)            N/A
     Morningstar Large Blend Fund Average                6.35%              4.43%(3)            N/A
     I Class Return (adjusted)                           0.94%             (5.62)%              3.54%(2)
     S&P 500(R) Index                                    4.91%              0.54%               4.96%(4)
     Morningstar Large Blend Fund Average                6.35%              0.70%               4.74%(4)


----------

     (1)  ADV Class and S Class shares commenced operations on December 10,
          2001.

     (2) The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.

     (3) The S&P 500(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 2001.
     (4) The S&P 500(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 1997.

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO
       SUB-ADVISER: NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN")

-    INVESTMENT OBJECTIVE

     Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests mainly in common stocks of mid- to large-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap(R) Index. As of December 31, 2005, the capitalization of companies represented by the Russell Midcap(R) Index ranged between $563 million and $18.4 billion. Neuberger Berman considers large-capitalization companies to be those with total market capitalizations over $18.4 billion.


     In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include:

     - strong fundamentals, such as a company's financial, operational, and competitive positions;

     - relatively high operating profit margins and returns; and

     - a sound internal earnings record.

     Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

     The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK



     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                     ING NEUBERGER BERMAN REGENCY PORTFOLIO
       SUB-ADVISER: NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN")

-    INVESTMENT OBJECTIVE

     Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests mainly in common stocks of mid-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap(R) Index. As of December 31, 2005, the capitalization of companies represented by the Russell Midcap(R) Index ranged between $563 million and $18.4 billion.


     In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include:

     - above-average returns on invested capital;

     - strong management teams; and

     - solid balance sheets.

     From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends.


     The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                             SECTOR ALLOCATION RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


                       ING OPCAP BALANCED VALUE PORTFOLIO

                 SUB-ADVISER: OPPENHEIMER CAPITAL LLC ("OPCAP")


-    INVESTMENT OBJECTIVE

     Capital growth, and secondarily, investment income. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed-income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities, and U.S. government securities. U.S. government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.


     To seek long-term growth of net asset value per share, the Portfolio normally invests half or more of its assets in common stocks that OpCap believes are undervalued in the marketplace, mainly the common stocks of U.S. issuers or companies with significant U.S. operations. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate and government bonds, notes, and other debt securities for investment income and capital appreciation, which can include securities below investment grade.

     OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

     OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds, and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed income securities, instead of stocks when it thinks that:


     - common stocks in general appear to be overvalued;

     - debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality; or


     - it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     OpCap may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                             EQUITY SECURITIES RISK
                     HIGH-YIELD, LOWER-GRADE DEBT SECURITIES

                               INDUSTRY FOCUS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                         YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002      (21.46)%
2003       30.08%
2004       10.00%
2005        2.46%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:      2nd quarter    2003    15.33%
              Worst:     2nd quarter    2002   (15.55)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance -- the 60% S&P 500(R) Index/40% Lehman Brothers Intermediate Government/Credit Bond Index -- and the Morningstar Moderate Allocation Average. The 60% S&P 500(R) Index/40% Lehman Brothers Intermediate Government/Credit Bond Index is a combination of the S&P 500(R) Index and the Lehman Brothers Intermediate Government/Credit Bond Index. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Lehman Brothers Intermediate Government/Credit Bond Index is an index made up of the Lehman Brothers Intermediate Government and Credit Bond indices, including U.S. government treasury and agency securities as well as corporate and yankee bonds. The Morningstar Moderate Allocation Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                            5 YEARS OR
                                                               1 YEAR     SINCE INCEPTION
     S Class Return                                             2.70%          3.48%
     ADV Class Return                                           2.46%          3.23%
     60% S&P 500(R) Index/40% Lehman Brothers Intermediate
     Government/Credit Bond Index                               3.58%          4.20%(2)
     Morningstar Moderate Allocation Average                    5.29%          5.34%(2)


----------
     (1)  ADV Class and S Class shares commenced operations on December 10,
          2001.

     (2) The 60% S&P 500(R) Index/40% Lehman Brothers Intermediate Government/Credit Bond Index and the Morningstar Moderate Allocation Average returns are for the period beginning December 1, 2001.


                        ING OPPENHEIMER GLOBAL PORTFOLIO
               SUB-ADVISER: OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")

-    INVESTMENT OBJECTIVE

     Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio invests mainly in common stocks of companies in the U.S. and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies.


     The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically the Portfolio invests in a number of different countries.

     In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S companies with high growth potential. Oppenheimer uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

     Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:


     - stocks of small-, mid-, and large-capitalization growth-oriented companies worldwide;


     - companies that stand to benefit from global growth trends;

     - businesses with strong competitive positions and high demand for their products or services; and

     - cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

     In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                  CURRENCY RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GEOGRAPHIC FOCUS RISK

                              GROWTH INVESTING RISK

                               INDUSTRY FOCUS RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                        SMALL-CAPITALIZATION COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002
2003    31.50%
2004    14.71%
2005    13.07%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:      2nd quarter    2003    15.47%
              Worst:     1st quarter    2003    (5.13)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance -- the MSCI World Index(SM) and the MSCI All Country World Index(SM) -- and to the Morningstar World Stock Average. The MSCI World Index(SM) is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The MSCI All Country World Index(SM) is a broad-based unmanaged index of developed country and emerging market equities. The Morningstar World Stock Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                   5 YEARS OR
                                                      1 YEAR     SINCE INCEPTION
     S Class Return                                    13.27%        10.46%
     ADV Class Return                                  13.07%        10.22%
     MSCI World Index(SM)                              10.02%         9.74%(3)
     MSCI All Country World Index(SM)                  11.37%         9.93%(3)
     Morningstar World Stock Average                   11.67%         9.72%(3)


----------
     (1)  ADV Class and S Class shares commenced operations on May 1, 2002.

     (2) Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as ING MFS Global Growth Portfolio. Effective November 8, 2004, the Portfolio changed its strategy.
     (3) The MSCI World Index(SM), the MSCI All Coutntry World Index(SM) and the Morningstar World Stock Average returns are for the period beginning May 1, 2002.


                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
               SUB-ADVISER: OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")

-    INVESTMENT OBJECTIVE

     High level of current income principally derived from interest on debt securities. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests mainly in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include:

     - short, medium and long-term foreign government and U.S. government bonds and notes;

     - collateralized mortgage obligations ("CMOs");

     - other mortgage-related securities and asset-backed securities;

     - participation interests in loans;

     - "structured" notes;

     - lower-grade, high-yield domestic and foreign corporate debt obligations; and

     - "zero-coupon" or "stripped" securities.

     Under normal market conditions, the Portfolio invests in each of these three market sectors. However, the Portfolio is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Portfolio can invest up to 100% of its assets in any one sector at any time, if Oppenheimer believes that in doing so the Portfolio can achieve its objective without undue risk. The Portfolio can invest in securities having short-, medium-, or long-term maturities and may invest without limit in lower-grade, high-yield debt obligations, also called "junk bonds."

     The Portfolio's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The Portfolio can also use hedging instruments and certain derivative investments, primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks. These investments are more fully explained in "Additional Information About Investment Strategies."

     In selecting securities for the Portfolio, Oppenheimer analyzes the overall investment opportunities and risks in individual national economies. Oppenheimer's overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. Oppenheimer may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. Oppenheimer currently focuses on the factors below (some of which may vary in particular cases and may change over time):

     - securities offering high current income;

     - overall diversification for the Portfolio by seeking securities whose markets and prices tend to move in different directions; and

     - relative values among the three major market sectors in which the Portfolio invests.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


     The principal risks of investing in the Portfolio are listed below and discussed under "Summary of Principal Risks." Oppenheimer tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Portfolio's assets in any one issuer. The Portfolio's diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments, are intended to help reduce the volatility of the Portfolio's share prices while seeking current income. Also, the Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. THERE CAN BE NO ASSURANCE THAT ANY OF THESE TECHNIQUES WILL BE SUCCESSFUL IN MITIGATING RISK.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                             CREDIT DERIVATIVES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PORTFOLIO TURNOVER RISK
                             PREPAYMENT OR CALL RISK
                             SECTOR ALLOCATION RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK
                                ZERO-COUPON RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's ADV Class shares performance for the first full calendar year of operations.


[CHART]

                         YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002
2003
2004
2005    0.61%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:      2nd quarter    2005     1.30%
              Worst:     1st quarter    2005    (1.29)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance -- the Lehman Brothers Aggregate Bond Index and the S&P/Citigroup World Government Bond Index -- and to the Morningstar Multisector Bond Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year. The Morningstar Multisector Bond Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                          5 YEARS OR
                                                             1 YEAR     SINCE INCEPTION
     S Class Return                                            0.84%        1.84%
     ADV Class Return                                          0.61%        1.63%
     Lehman Brothers Aggregate Bond Index                      2.43%        2.18%(2)
     S&P/Citigroup World Government Bond Index                (6.88)%      (1.60)%(2)
     Morningstar Multisector Bond Average                      2.20%        4.06%(2)


----------

     (1) ADV Class shares commenced operations on November 26, 2004 and S Class shares commenced operations on November 8, 2004.
     (2) The Lehman Brothers Aggregate Bond Index, the S&P/Citigroup World Government Bond Index and the Morningstar Multisector Bond Average results are for the period beginning November 1, 2004.


                        ING PIMCO TOTAL RETURN PORTFOLIO
        SUB-ADVISER: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

-    INVESTMENT OBJECTIVE

     Maximum total return, consistent with capital preservation and prudent investment management. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed-income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

     The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or by Fitch IBCA, Investor's Service ("Fitch") or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed and emerging markets countries. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

     The instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities. Inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     PIMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                  HIGH YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PORTFOLIO TURNOVER RISK
                             PREPAYMENT OR CALL RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past peformance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                         YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002
2003    3.86%
2004    4.06%
2005    1.80%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:      2nd quarter    2005     2.86%
              Worst:     2nd quarter    2004    (2.21)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index -- and to the Morningstar Intermediate-Term Bond Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The Morningstar Intermediate-Term Bond Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                        5 YEARS OR
                                                           1 YEAR     SINCE INCEPTION
     S Class Return                                         2.08%          5.04%
     ADV Class Return                                       1.80%          4.78%
     Lehman Brothers Aggregate Bond Index                   2.43%          5.15%(2)
     Morningstar Intermediate-Term Bond Average             1.99%          5.00%(2)


----------
     (1)  ADV Class and S Class shares commenced operations on May 1, 2002.

     (2) The Lehman Brothers Aggregate Bond Index and the Morningstar Intermediate-Term Bond Average returns are for the period beginning May 1, 2002.


                        ING PIONEER HIGH YIELD PORTFOLIO
          SUB-ADVISER: PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")

-    INVESTMENT OBJECTIVE

     Seeks to maximize total return through income and capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. Debt securities rated below investment grade are commonly referred to as "junk bonds" and may be considered speculative.

     The Portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Portfolio invests in securities with a broad range of maturities, and its high yield securities investments may be convertible into equity securities of the issuer.

     Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In determining whether an investment is appropriate for the Portfolio, Pioneer employs due diligence and fundamental research. This includes evaluating issuers based on an issuer's financial statements and operations and considering a security's potential to provide income. From time to time, the Portfolio may invest more than 25% of its assets in the same market segment, such as financials or technology.

     In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook on the market for high yield securities, rather than using a fixed sector allocation. Pioneer makes these adjustments periodically as part of its ongoing review of the Portfolio's investment portfolio.

     The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

     The Portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when Pioneer believes they offer the potential for capital appreciation or to diversify the Portfolio's investment portfolio. Equity securities may include common stocks, depositary receipts, warrants, rights and other equity interests.

     The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio generally limits the use of derivatives to hedging against adverse changes in stock market prices, interest rates or currency exchange rates. From time to time the Portfolio may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return, a non-hedging strategy that may be considered speculative.

     Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

     Pioneer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                            DEPOSITARY RECEIPTS RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK

                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PREPAYMENT OR CALL RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK

                                ZERO-COUPON RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO SUB-ADVISER: T. ROWE PRICE ASSOCIATES INC. ("T. ROWE PRICE")

-    INVESTMENT OBJECTIVE

     Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap(R) Growth Index or the Standard & Poor's Midcap 400 ("S&P 400") Index at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. T. Rowe Price focuses on mid-size companies whose earnings are expected to grow at a rate faster than the average company.

     The Portfolio may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the Russell Midcap(R) Growth Index and the S&P 400 Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges.


     Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:

     - a demonstrated ability to consistently increase revenues, earnings, and cash flow;

     - capable management;

     - attractive business niches; and

     - a sustainable competitive advantage.

     In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Portfolio's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

     While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's investment objective.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                             PORTFOLIO TURNOVER RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002    (30.32)%
2003     44.29%
2004      8.32%
2005      8.64%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:      2nd quarter    2003    19.81%
              Worst:     3rd quarter    2002   (18.62)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance -- the S&P 400 Index and the Russell Midcap(R) Growth Index -- and to the Morningstar Mid-Cap Growth Fund Average. The S&P 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell Midcap(R) Growth Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Growth Index is an index of common stocks designed to track performance of mid-capitalization companies with greater than average growth orientation. The Morningstar Mid-Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                        5 YEARS OR
                                                           1 YEAR     SINCE INCEPTION
     S Class Return                                          8.96%        4.68%
     ADV Class Return                                        8.64%        4.44%
     S&P 400 Index                                          12.56%       12.17%(3)
     Russell Midcap(R) Growth Index                         12.10%        8.44%(3)
     Morningstar Mid-Cap Growth Fund Average                10.41%        6.39%(3)


----------
     (1) ADV Class and S Class shares commenced operations on December 10, 2001.

     (2) Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Aggressive Growth Portfolio. Effective November 8, 2004 the Portfolio's strategy was changed to one of investing 80% of its total assets in mid-capitalization companies.
     (3) The S&P 400 Index, the Russell Midcap(R) Growth Index and the Morningstar Mid-Cap Growth Fund Average returns are for the period beginning December 1, 2001.


                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
          SUB-ADVISER: T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")

-    INVESTMENT OBJECTIVE

     Long-term capital growth, and secondarily, increasing dividend income.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe Price seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe Price seeks companies with a lucrative niche in the economy that T. Rowe Price believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

     The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.

     In pursuing its investment objectives, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


     T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                             MARKET AND COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy, or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Initial Class ("I Class") shares (1998-2001) performance adjusted to reflect the higher expenses of the ADV Class shares, and the ADV Class shares (2002-2005) performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998     26.96%
1999     21.71%
2000     (0.53)%
2001    (10.67)%
2002    (23.70)%
2003     30.27%
2004      9.47%
2005      5.66%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:    4th quarter    1998    22.94%
              Worst:   3rd quarter    2002   (15.47)%

     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of a broad measure of market performance the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index -- and to the Morningstar Large Growth Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                           5 YEARS OR            10 YEARS OR
                                               1 YEAR    SINCE INCEPTION       SINCE INCEPTION
     S Class Return                             5.92%         3.68%                  N/A
     ADV Class Return                           5.66%         3.42%                  N/A
     S&P 500(R) Index                           4.91%         4.06%(3)               N/A
     Morningstar Large Growth Fund Average      7.52%         2.66%(3)               N/A
     I Class Return (adjusted)                  5.53%         0.44%                 5.95%
     S&P 500(R) Index                           4.91%         0.54%                 4.96%(4)
     Morningstar Large Growth Fund Average      7.52%        (2.60)%                4.55%(4)


----------

     (1)  ADV Class and S Class shares commenced operations on December 10.
          2001.

     (2) The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The
          S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses.

     (3) The S&P 500(R) Index and the Morningstar Large Growth Fund Average returns are for the period beginning December 1, 2001.
     (4) The S&P 500(R) Index and the Morningstar Large Growth Fund Average returns are for the period beginning December 1, 1997.


                     ING TEMPLETON FOREIGN EQUITY PORTFOLIO
          SUB-ADVISER: TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")

-    INVESTMENT OBJECTIVE

     Long-term capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. Equity securities include common stocks, preferred stocks and convertible securities. Convertible securities are debt securities or preferred stock that may be converted into common stock.

     The Portfolio may invest a portion of its assets in smaller companies. The Portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. The Portfolio also invests in American, European and Global depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

     The Portfolio may use certain derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5% of its total assets in swap agreements, put and call options and collars.

     When choosing equity investments for the Portfolio, Templeton applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton also considers a company's price/earnings ratio, profit margins and liquidation value.

     In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.


     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GEOGRAPHIC FOCUS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                             SECURITIES LENDING RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
   SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS GLOBAL AM")

-    INVESTMENT OBJECTIVE

     Long-term growth of capital and future income.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range equal to that of the Portfolio's benchmark, the Russell 1000(R) Index. As of December 31, 2005, the capitalization of companies represented in the Russell 1000(R) Index ranged between $563 million and $371.7 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Portfolio emphasizes large capitalization stocks, but also may hold small and mid-capitalization stocks. The Portfolio may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


     In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM will select a security whose fundamental value it estimates to be greater than its market value at any given time for each stock under analysis. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                             PORTFOLIO TURNOVER RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Initial Class ("I Class") shares (1998-2001) performance adjusted to reflect the higher expenses of the ADV Class shares, and the ADV Class shares (2002-2005) performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998     22.39%
1999     23.43%
2000     (4.97)%
2001    (21.30)%
2002    (25.29)%
2003     24.42%
2004     14.21%
2005      8.67%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:      4th quarter    1998    22.57%
              Worst:     3rd quarter    2001   (19.38)%

     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class, S Class and I Class shares' performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index and the Russell 1000(R) Index -- and to the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. I Class shares' performance has been adjusted to reflect the higher expenses of ADV Class shares. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                             5 YEARS OR          10 YEARS OR
                                               1 YEAR     SINCE INCEPTION       SINCE INCEPTION
     S Class Return                               8.99%         3.75%                N/A
     ADV Class Return                             8.67%         3.52%                N/A
     S&P 500(R) Index                             4.91%         4.06%(3)             N/A
     Russell 1000(R) Index                        6.27%         4.94%(3)             N/A
     Morningstar Large Blend Fund Average         6.35%         4.43%(3)             N/A
     I Class Return (adjusted)                    8.73%        (1.99)%              2.99%
     S&P 500(R) Index                             4.91%         0.54%               4.96%(4)
     Russell 1000(R) Index                        6.27%         1.07%               5.35%(4)
     Morningstar Large Blend Fund Average         6.35%         0.70%               4.74%(4)


----------

     (1)  ADV Class and S Class shares commenced operations on December 10.
          2001.

     (2) The I Class of the Portfolio commenced operations on November 28, 1997, however the I Class is not offered in this Prospectus. The
          S Class and ADV Class would have substantially similar performance as the I Class because they invest in the same portfolio of securities. The performance will differ only to the extent that each class does not have the same operating expenses. The annual returns in the bar chart are for the ADV Class of the Portfolio.

     (3) The S&P 500(R) Index, the Russell 1000(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 2001.
     (4) The S&P 500(R) Index, the Russell 1000(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 1997.


                     ING UBS U.S. SMALL CAP GROWTH PORTFOLIO
   SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS GLOBAL AM")

-    INVESTMENT OBJECTIVE

     Seeks long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of U.S. small capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. UBS Global AM considers small capitalization companies to be those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include common stock and preferred stock. The Portfolio may invest up to 20% of its net assets in foreign securities. The Portfolio may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

     In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Portfolio may invest in emerging growth companies, which are companies that UBS Global AM expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

     The Portfolio will invest in companies within its capitalization range as described above. However, the Portfolio may invest a portion of its assets in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Portfolio is not required to dispose of the security.

     The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Portfolio may make substantial temporary defensive investments in cash equivalents, which may affect the Portfolio's ability to pursue its investment objective. UBS Global AM actively manages the Portfolio. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

     UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets in opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                               MARKET TRENDS RISK
                         OTHER INVESTMENT COMPANIES RISK

                        SMALL-CAPITALIZATION COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE

     As of the date of this Prospectus, the Portfolio had not commenced operations, therefore, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

-    INVESTMENT OBJECTIVE

     Seeks capital growth and income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to posses the potential for capital growth and income.

     Portfolio securities are typically sold when Van Kampen's assessment of the capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.


     Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK

                              DEBT SECURITIES RISK

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                             MARKET AND COMPANY RISK

                         MID-CAPITALIZATION COMPANY RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                         YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

1996
1997
1998
1999
2000
2001
2002
2003    29.34%
2004    16.41%
2005     3.20%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:       2nd quarter    2003    16.01%
              Worst:      1st quarter    2003    (3.13)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance -- the Russell 1000(R) Value Index and the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index -- and to the Morningstar Large Value Average. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                   5 YEARS OR
                                                       1 YEAR     SINCE INCEPTION
     S Class Return                                     3.47%         7.68%
     ADV Class Return                                   3.20%         7.40%
     Russell 1000(R) Value                              7.05%         8.81%(2)
     S&P 500(R) Index                                   4.91%         6.00%(2)
     Morningstar Large Value Average                    5.84%         6.66%(2)


----------
     (1) ADV Class and S Class shares commenced operations on May 1, 2002.

     (2) The Russell 1000(R) Value Index, S&P 500(R) Index and Morningstar Large Value Average returns are for the period beginning May 1, 2002.


                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

-    INVESTMENT OBJECTIVE

     Total return, consisting of long-term capital appreciation and current income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody's or unrated securities determined by Van Kampen to be of comparable quality. The composition of the Portfolio's investments will vary over time based upon evaluations of economic conditions by Van Kampen and its belief about which securities would best accomplish the Portfolio's investment objective. The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen believes offer the potential for income and long-term growth of capital. Portfolio securities are typically sold when the assessments of Van Kampen of income or growth potential of such securities materially change. Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing equity securities. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs") and 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK

                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                             PREPAYMENT OR CALL RISK

                        REAL ESTATE INVESTMENT TRUST RISK

                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's ADV Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)


1996
1997
1998
1999
2000
2001
2002    (23.35)%
2003     26.76%
2004     10.32%
2005      7.49%


              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


              Best:     2nd quarter    2003    14.82%
              Worst:    3rd quarter    2002   (17.59)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's ADV Class and S Class shares' performance to that of two broad measures of market performance -- the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index, the Russell 1000(R) Value Index -- and to the Morningstar Moderate Allocation Category Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower than forecasted growth values. The Morningstar Moderate Allocation Category Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                         5 YEARS OR
                                                             1 YEAR     SINCE INCEPTION
     S Class Return                                           7.77%         3.58%
     ADV Class Return                                         7.49%         3.32%
     S&P 500(R) Index                                         4.91%         4.06%(3)
     Russell 1000(R) Value Index                              7.05%         8.63%(3)
     Morningstar Moderate Allocation Category Average         5.29%         5.34%(3)


----------
     (1) ADV Class and S Class shares commenced operations on December 10, 2001.
     (2) Prior to November 8, 2004, the Portfolio was sub-advised by UBS Global Asset Management (US) Inc. and was known as ING UBS U.S. Allocation Portfolio. As of November 8, 2004, the Portfolio's strategy changed from investing primarily in equity securities to investing primarily in equity and income securities.

     (3) The S&P 500(R) Index, the Russell 1000(R) Value Index and the Morningstar Moderate Allocation Category Average returns are for the period beginning December 1, 2001.

                           PORTFOLIO FEES AND EXPENSES


     The tables that follow show the estimated operating expenses paid each year by S Class and ADV Class shares of the Portfolios. These expenses are based on the expenses paid by the Portfolios in the year 2005 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

     Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan.


     SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not applicable.

                                 S CLASS SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                                              TOTAL       WAIVERS,          NET
                                 MANAGEMENT   DISTRIBUTION                                  OPERATING  REIMBURSEMENTS    OPERATING
                                    FEE       (12b-1) FEES          OTHER EXPENSES           EXPENSES  AND RECOUPMENTS    EXPENSES
                                 ----------   ------------   -----------------------------  ---------  ---------------   ---------
                                                                 ADMIN.       SHAREHOLDER
     PORTFOLIO                                               SERVICES FEE(2)  SERVICES FEE
       ING American Century
       Large Company Value           0.80%         --            0.20%           0.25%         1.25%           --          1.25%
       ING American Century
       Select                        0.64%         --            0.02%           0.25%         0.91%           --          0.91%
       ING American Century
       Small-Mid Cap Value           1.00%         --            0.25%           0.25%         1.50%           --          1.50%
       ING Baron Asset(4)            0.95%         --            0.21%           0.25%         1.41%        (0.11)%        1.30%
       ING Baron Small Cap
       Growth                        0.85%         --            0.40%           0.25%         1.50%        (0.05)%        1.45%
       ING Columbia Small Cap
       Value II(4)                   0.75%         --            0.20%           0.25%         1.20%           --          1.20%
       ING Davis Venture Value       0.80%         --            0.10%           0.25%         1.15%           --          1.15%
       ING Fundamental
       Research(4)                   0.60%         --            0.20%           0.25%         1.05%           --          1.05%
       ING Goldman Sachs(R)
       Capital Growth                0.85%         --            0.10%           0.25%         1.30%           --          1.30%
       ING Goldman Sachs(R)
       Structured Equity             0.70%         --            0.20%           0.25%         1.15%           --          1.15%
       ING JPMorgan
       International                 0.80%         --            0.20%           0.25%         1.25%           --          1.25%
       ING JPMorgan Mid Cap
       Value                         0.75%         --            0.25%           0.25%         1.25%           --          1.25%
       ING Legg Mason Partners
       Aggressive Growth             0.68%         --            0.13%           0.25%         1.06%           --          1.06%
       ING Legg Mason Partners
       Large Cap Growth              0.64%         --            0.20%           0.25%         1.09%           --          1.09%
       ING Lord Abbett U.S.
       Government Securities(4)      0.47%         --            0.24%           0.25%         0.96%           --          0.96%
       ING MFS Capital
       Opportunities                 0.65%         --            0.25%           0.25%         1.15%           --          1.15%
       ING Neuberger Berman
       Partners(4)                   0.60%         --            0.22%           0.25%         1.07%        (0.15)%        0.92%
       ING Neuberger Berman
       Regency(4)                    0.75%         --            0.22%           0.25%         1.22%        (0.09)%        1.13%
       ING OpCap Balanced Value      0.80%         --            0.20%           0.25%         1.25%           --          1.25%
       ING Oppenheimer Global        0.60%         --            0.06%           0.25%         0.91%           --          0.91%
       ING Oppenheimer
       Strategic Income              0.50%         --            0.04%           0.25%(3)      0.79%        (0.04)%        0.75%
       ING PIMCO Total Return        0.50%         --            0.35%           0.25%         1.10%           --          1.10%
       ING Pioneer High Yield(4)     0.60%         --            0.21%           0.25%         1.06%        (0.06)%        1.00%
       ING T. Rowe Price
       Diversified Mid Cap
       Growth                        0.64%         --            0.02%           0.25%         0.91%           --          0.91%
       ING T. Rowe Price Growth
       Equity                        0.60%         --            0.15%           0.25%         1.00%           --          1.00%
       ING Templeton Foreign
       Equity(4)                     0.80%         --            0.23%           0.25%         1.28%        (0.05)%        1.23%

                                                                                              TOTAL     WAIVERS, AND        NET
                                 MANAGEMENT   DISTRIBUTION                                  OPERATING  REIMBURSEMENTS    OPERATING
                                    FEE       (12b-1) FEES          OTHER EXPENSES           EXPENSES  AND RECOUPMENTS    EXPENSES
                                 ----------   ------------   -----------------------------  ---------  ---------------   ---------
                                                                 ADMIN.       SHAREHOLDER
     PORTFOLIO                                               SERVICES FEE(2)  SERVICES FEE
       ING UBS U.S. Large Cap
       Equity                        0.70%         --             0.15%           0.25%        1.10%           --          1.10%
       ING UBS U.S. Small Cap
       Growth(4)                     0.90%         --             0.21%           0.25%        1.36%        (0.11)%        1.25%
       ING Van Kampen Comstock       0.58%         --             0.25%           0.25%        1.08%           --          1.08%
       ING Van Kampen Equity
       and Income                    0.55%         --             0.02%           0.25%        0.82%           --          0.82%


----------

     (1) The table shows the estimated operating expenses for S Class shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any. Because ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and UBS U.S. Small Cap Growth Portfolio had not commenced operations as of December 31, 2005, "Other Expenses" are estimated for the current fiscal year.
     (2) Under the Administrative Services Agreement between the Company and its administrator, ING Funds Services, LLC ("IFS"), IFS provides administrative services necessary for the Company's ordinary operation and is responsible for the supervision of the Company's other service providers. IFS also assumes all ordinary recurring costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees.
     (3) The Distributor has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services fees for ING Oppenheimer Strategic Income Portfolio so that Net Operating Expenses does not exceed 0.75% through May 1, 2007. Without this waiver, the Total Net Annual Operating Expenses would have been 0.79%.
     (4) ILIAC, the Adviser, has entered into written expense limitation agreements with the Portfolios, under which it will limit expenses of the Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreements will continue through at least May 1, 2007. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ILIAC provides written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.

     EXAMPLE


     The Example is intended to help you compare the cost of investing in S Class shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the S Class shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



     PORTFOLIO                                           1 YEAR       3 YEARS      5 YEARS     10 YEARS
       ING American Century Large Company Value        $      127   $      397   $      686   $    1,511
       ING American Century Select                     $       93   $      290   $      504   $    1,120
       ING American Century Small-Mid Cap Value        $      153   $      474   $      818   $    1,791
       ING Baron Asset(1)                              $      132   $      435   $      761   $    1,681
       ING Baron Small Cap Growth(1)                   $      148   $      469   $      814   $    1,786
       ING Columbia Small Cap Value II                 $      122   $      381   $      660   $    1,455
       ING Davis Venture Value                         $      117   $      365   $      633   $    1,398
       ING Fundamental Research                        $      107   $      334   $      579   $    1,283
       ING Goldman Sachs(R) Capital Growth             $      132   $      412   $      713   $    1,568
       ING Goldman Sachs(R) Structured Equity          $      117   $      365   $      633   $    1,398
       ING JPMorgan International                      $      127   $      397   $      686   $    1,511
       ING JPMorgan Mid Cap Value                      $      137   $      428   $      739   $    1,624
       ING Legg Mason Partners Aggressive Growth       $      108   $      337   $      585   $    1,294
       ING Legg Mason Partners Large Cap Growth        $      111   $      347   $      601   $    1,329
       ING Lord Abbett U.S. Government Securities      $       98   $      306   $      531   $    1,178
       ING MFS Capital Opportunities                   $      117   $      365   $      633   $    1,398
       ING Neuberger Berman Partners(1)                $       94   $      324   $      573   $    1,287
       ING Neuberger Berman Regency(1)                 $      115   $      377   $      659   $    1,464
       ING OpCap Balanced Value                        $      127   $      397   $      686   $    1,511
       ING Oppenheimer Global                          $       93   $      290   $      504   $    1,120
       ING Oppenheimer Strategic Income(1)             $       77   $      248   $      435   $      974
       ING PIMCO Total Return                          $      112   $      350   $      606   $    1,340
       ING Pioneer High Yield(1)                       $      102   $      331   $      579   $    1,289
       ING T. Rowe Price Diversified Mid Cap Growth    $       93   $      290   $      504   $    1,120
       ING T. Rowe Price Growth Equity                 $      102   $      318   $      552   $    1,225
       ING Templeton Foreign Equity(1)                 $      125   $      401   $      697   $    1,541
       ING UBS U.S. Large Cap Equity                   $      112   $      350   $      606   $    1,340
       ING UBS U.S. Small Cap Growth(1)                $      127   $      420   $      734   $    1,626
       ING Van Kampen Comstock                         $      110   $      343   $      595   $    1,317
       ING Van Kampen Equity and Income                $       84   $      262   $      455   $    1,014


----------

     (1) The Example numbers reflect the contractual expense limit for the one-year period and the first year of the three-, five-, and ten-year periods.

                               ADV CLASS SHARES(1)
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                                            TOTAL        WAIVERS,           NET
                                  MANAGEMENT  DISTRIBUTION                                OPERATING   REIMBURSEMENTS     OPERATING
                                      FEE     (12b-1) FEES       OTHER EXPENSES(2)        EXPENSES    AND RECOUPMENTS    EXPENSES
                                  ----------  ------------  ---------------------------   ---------   ---------------    ---------
                                                               ADMIN.      SHAREHOLDER
     PORTFOLIO                                              SERVICES FEE   SERVICES FEE
       ING American Century
       Large Company Value            0.80%       0.25%         0.20%          0.25%         1.50%             --           1.50%
       ING American Century
       Select                         0.64%       0.25%         0.02%          0.25%         1.16%             --           1.16%
       ING American Century
       Small-Mid Cap Value            1.00%       0.25%         0.25%          0.25%         1.75%             --           1.75%
       ING Baron Asset(4)             0.95%       0.25%         0.21%          0.25%         1.66%          (0.11)%         1.55%
       ING Baron Small Cap
       Growth                         0.85%       0.25%         0.40%          0.25%         1.75%          (0.05)%         1.70%
       ING Columbia Small Cap
       Value II(4)                    0.75%       0.25%         0.20%          0.25%         1.45%             --           1.45%
       ING Davis Venture Value        0.80%       0.25%         0.10%          0.25%         1.40%             --           1.40%
       ING Fundamental
       Research(4)                    0.60%       0.25%         0.20%          0.25%         1.30%             --           1.30%
       ING Goldman Sachs(R)
       Capital Growth                 0.85%       0.25%         0.20%          0.25%         1.55%             --           1.55%
       ING Goldman Sachs(R)
       Structured Equity              0.70%       0.25%         0.20%          0.25%         1.40%             --           1.40%
       ING JPMorgan
       International                  0.80%       0.25%         0.20%          0.25%         1.50%             --           1.50%
       ING JPMorgan Mid Cap
       Value                          0.75%       0.25%         0.25%          0.25%         1.50%             --           1.50%
       ING Legg Mason Partners
       Aggressive Growth              0.68%       0.25%         0.13%          0.25%         1.31%             --           1.31%
       ING Legg Mason Partners
       Large Cap Growth               0.64%       0.25%         0.20%          0.25%         1.34%             --           1.34%
       ING Lord Abbett U.S.
       Government Securities(4)       0.47%       0.25%         0.24%          0.25%         1.21%             --           1.21%
       ING MFS Capital
       Opportunities                  0.65%       0.25%         0.25%          0.25%         1.40%             --           1.40%
       ING Neuberger Berman
       Partners(4)                    0.60%       0.25%         0.22%          0.25%         1.32%          (0.15)%         1.17%
       ING Neuberger Berman
       Regency(4)                     0.75%       0.25%         0.22%          0.25%         1.47%          (0.09)%         1.38%
       ING OpCap Balanced Value       0.80%       0.25%         0.20%          0.25%         1.50%             --           1.50%
       ING Oppenheimer Global         0.60%       0.25%(3)      0.06%          0.25%         1.16%          (0.01)%         1.15%
       ING Oppenheimer
       Strategic Income               0.50%       0.25%         0.04%          0.25%(3)      1.04%          (0.04)%         1.00%
       ING PIMCO Total Return         0.50%       0.25%         0.35%          0.25%         1.35%             --           1.35%
       ING Pioneer High
       Yield(4)                       0.60%       0.25%         0.21%          0.25%         1.31%          (0.06)%         1.25%
       ING T. Rowe Price
       Diversified Mid Cap
       Growth                         0.64%       0.25%(3)      0.02%          0.25%         1.16%          (0.01)%         1.15%
       ING T. Rowe Price
       Growth Equity                  0.60%       0.25%         0.15%          0.25%         1.25%             --           1.25%
       ING Templeton Foreign
       Equity(4)                      0.80%       0.25%         0.23%          0.25%         1.53%          (0.05)%         1.48%
       ING UBS U.S. Large Cap
       Equity                         0.70%       0.25%         0.15%          0.25%         1.35%             --           1.35%
       ING UBS U.S. Small Cap
       Growth(4)                      0.90%       0.25%         0.21%          0.25%         1.61%          (0.11)%         1.50%
       ING Van Kampen Comstock        0.58%       0.25%         0.25%          0.25%         1.33%             --           1.33%
       ING Van Kampen Equity
       and Income                     0.55%       0.25%         0.02%          0.25%         1.07%             --           1.07%



     (1) The table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any. Because ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and UBS U.S. Small Cap Growth Portfolio had not commenced operations as of December 31, 2005, "Other Expenses" are estimated.
     (2) Under the Administrative Services Agreement between the Company and its administrator, ING Funds Services, LLC ("IFS"), IFS provides administrative services necessary for the Company's ordinary operation and is responsible for the supervision of the Company's other service providers. IFS also assumes all ordinary recurring costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees.
     (3) The Distributor has contractually agreed to waive all or a portion of its Distribution (12b-1) fees and/or reimburse Distribution (12b-1) fees for each of ING Oppenheimer Global Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio so that "Net Operating Expenses" do not exceed 1.15% for each Portfolio through May 1, 2007. Without this waiver, the "Net Operating Expenses" would have been 1.16% for each Portfolio. The Distributor has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services fees for ING Oppenheimer Strategic Income Portfolio so that "Net Operating Expenses" do not exceed 1.00% through May 1, 2007. Without this waiver, the "Net Operating Expenses" would have been 1.04%.
     (4) ILIAC, the Adviser, has entered into written expense limitation agreements with the Portfolios, under which it will limit expenses of the Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of these Portfolios' expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreements will continue through at least May 1, 2007. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ILIAC provides written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.

     EXAMPLE


     The Example is intended to help you compare the cost of investing in ADV Class shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the ADV Class shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



    PORTFOLIO                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
     ING American Century Large Company Value          $    153   $     474   $     818   $    1,791
     ING American Century Select                       $    118   $     368   $     638   $    1,409
     ING American Century Small-Mid Cap Value          $    178   $     551   $     949   $    2,062
     ING Baron Asset(1)                                $    158   $     513   $     892   $    1,956
     ING Baron Small Cap Growth(1)                     $    173   $     546   $     944   $    2,058
     ING Columbia Small Cap Value II                   $    148   $     459   $     792   $    1,735
     ING Davis Venture Value                           $    143   $     443   $     766   $    1,680
     ING Fundamental Research                          $    132   $     412   $     713   $    1,568
     ING Goldman Sachs(R) Capital Growth               $    158   $     490   $     845   $    1,845
     ING Goldman Sachs(R) Structured Equity            $    143   $     443   $     766   $    1,680
     ING JPMorgan International                        $    153   $     474   $     818   $    1,791
     ING JPMorgan Mid Cap Value                        $    153   $     474   $     818   $    1,791
     ING Legg Mason Partners Aggressive Growth         $    133   $     415   $     718   $    1,579
     ING Legg Mason Partners Large Cap Growth          $    136   $     425   $     754   $    1,613
     ING Lord Abbett U.S. Government Securities        $    123   $     384   $     665   $    1,466
     ING MFS Capital Opportunities                     $    143   $     443   $     766   $    1,680
     ING Neuberger Berman Partners(1)                  $    119   $     402   $     707   $    1,572
     ING Neuberger Berman Regency(1)                   $    140   $     455   $     792   $    1,745
     ING OpCap Balanced Value                          $    153   $     474   $     818   $    1,791
     ING Oppenheimer Global(1)                         $    117   $     367   $     637   $    1,408
     ING Oppenheimer Strategic Income(1)               $    102   $     327   $     570   $    1,267
     ING PIMCO Total Return                            $    137   $     428   $     739   $    1,624
     ING Pioneer High Yield(1)                         $    127   $     409   $     712   $    1,574
     ING T. Rowe Price Diversified Mid Cap Growth(1)   $    117   $     367   $     637   $    1,408
     ING T. Rowe Price Growth Equity                   $    127   $     397   $     686   $    1,511
     ING Templeton Foreign Equity(1)                   $    151   $     478   $     829   $    1,819
     ING UBS U.S. Large Cap Equity                     $    137   $     428   $     739   $    1,624
     ING UBS U.S. Small Cap Growth(1)                  $    153   $     497   $     866   $    1,902
     ING Van Kampen Comstock                           $    135   $     421   $     729   $    1,601
     ING Van Kampen Equity and Income                  $    109   $     340   $     590   $    1,306



----------
  (1) The Example numbers reflect the contractual expense limit for the one-year period and the first year of the three-, five-, and ten-year periods.

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.


     ASSET ALLOCATION RISK Certain Portfolios may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


     CONVERTIBLE SECURITIES RISK The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


     CREDIT RISK A portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High yield/high risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature. A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. A portfolios investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involves credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

     CREDIT DERIVATIVES RISK Certain Portfolios may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a Portfolio either delivers the defaulted bond (if the Portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.


     CURRENCY RISK Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

     Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's asset.


     DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

     DEPOSITARY RECEIPT RISK Certain Portfolios may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.


     DERIVATIVES RISK Certain Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

     DIVERSIFICATION RISK A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

     EMERGING GROWTH RISK A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a Portfolio's net asset value and the value of your investment.

     EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

     EQUITY SECURITIES RISK Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

     FOREIGN INVESTMENT RISK Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs") are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

     GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

     To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


     GROWTH INVESTING RISK Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

     HEADLINE RISK To take advantage of an attractive valuation, a Portfolio may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.

     HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK When a Portfolio invests in debt securities rated below investment grade, its credit risks are greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Portfolio to sell them quickly at an acceptable price. These risks can reduce a Portfolio's share price and the income it earns.

     INDUSTRY FOCUS RISK To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

     INTEREST RATE RISK The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


     INVESTMENTS BY FUNDS-OF-FUNDS Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

     INITIAL PUBLIC OFFERINGS RISK Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.


     ISSUER CONCENTRATION RISK Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.

     LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on a Portfolio's net asset value. A Portfolio's returns may be more volatile than those of a less concentrated portfolio.

     LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

     LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.


     MANAGER RISK A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For

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     example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.


     MARKET AND COMPANY RISK The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

     MARKET TRENDS RISK Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.


     MID-CAPITALIZATION COMPANY RISK Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.


     MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

     OTHER INVESTMENT COMPANIES RISK The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

     OVER-THE-COUNTER ("OTC") INVESTMENT RISK Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.


     PORTFOLIO TURNOVER RISK Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.


     PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are

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     determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of a Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that a Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

     The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If a Portfolio buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

     PRICE VOLATILITY RISK The value of a Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.


     REAL ESTATE INVESTMENT TRUST RISK Investing in Real Estate Investment Trusts or ("REITs") may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.


     SECTOR RISK A sector is a group of selected industries, such as technology. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a Portfolio that has securities representing a broader range of investments.

     SECURITIES LENDING RISK A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

     SECTOR ALLOCATION RISK The Sub-Adviser's expectations about the relative performance of the three principal sectors in which a Portfolio invests may be inaccurate and a Portfolio's returns might be less than other funds using similar strategies.

     SMALL-CAPITALIZATION COMPANY RISK Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.


     U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK Some U.S. government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.


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     VALUE INVESTING RISK A Portfolio may invest in "value" stocks. A sub-adviser may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.


     ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

-    TEMPORARY DEFENSIVE INVESTMENT STRATEGY

     Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions.


     ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of their respective assets in cash, high-grade bonds, or cash equivalents for temporary defensive purposes. ING Legg Mason Partners Large Cap Growth Portfolio may invest, for temporary defensive purposes, up to 100% of its assets in any type of money market instrument, short-term debt securities or cash. ING Fundamental Research, ING Legg Mason Partners Aggressive Growth, ING MFS Capital Opportunities, ING Oppenheimer Global, ING Van Kampen Equity and Income, ING UBS U.S. Large Cap Equity and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. When market conditions warrant, ING UBS Small Cap Growth Portfolio may make substantial temporary defensive investments in cash equivalents. ING OpCap Balanced Value Portfolio may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING Van Kampen Equity and Income Portfolio also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada. ING T. Rowe Price Diversified Mid Cap Growth and ING T. Rowe Price Growth Equity Portfolios may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements and/or shares of the T. Rowe Price Reserve Investment Fund. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment objectives.


     When BAMCO determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of ING Baron Asset Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, including U.S. government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments and repurchase agreements. The ING Baron Asset Portfolio may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, the ING Baron Asset Portfolio may not achieve its investment objective.

     For temporary defensive purposes, up to 100% of total assets of ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Structured Equity Portfolios may be invested in U.S. government securities, repurchase agreements collateralized by U.S. government securities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, CDs, bankers' acceptances, non-convertible preferred stocks or non-convertible corporate bonds with a remaining maturity of less than one year.

     ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.

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     At times ING Lord Abbett U.S. Government Securities Portfolio may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities.

     For temporary defensive purposes, or to manage cash pending investment or payout, ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio may invest up to 100% of its total assets in cash and cash equivalents, U.S. government and agency securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     ING Oppenheimer Strategic Income Portfolio may, for temporary defensive purposes or pending the investment proceeds from the sale of Portfolio shares or investment portfolio securities or to meet anticipated redemption of Portfolio shares, may invest up to 100% of its assets in cash or cash equivalents such as U.S. Treasury bills and other short-term U.S. government obligations or higher grade commercial paper.


     For temporary defensive purposes, including during periods of unusual cash flows, ING Pioneer High Yield Portfolio may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. ING Pioneer High Yield Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of ING Templeton Foreign Equity Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, ING Templeton Foreign Equity Portfolio may be unable to achieve its investment goal.

-    INVESTMENT IN U.S. GOVERNMENT-RELATED ENTITIES

     Each Portfolio may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

-    INVESTMENT STRATEGIES

     The types of securities in which a Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Company's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Company (see back cover for address and phone number).

               ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO


     American Century looks for stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have increased to, or are higher than, a level American Century believes more accurately reflects the fair value of the company.


     Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

     Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

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     In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of capital growth.

                      ING AMERICAN CENTURY SELECT PORTFOLIO


     American Century looks for stocks of large-sized companies that it believes will increase in value over time, using an investment strategy developed by American Century.

     In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes its investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flows.

     Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the Portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

     Although American Century intends to invest the Portfolio's assets primarily in U.S. stocks, the Portfolio may invest in securities of foreign companies. Most of the Portfolio's foreign investments are in companies located and doing business in developed countries. Investments in foreign securities present some unique risks that are more fully described in the SAI.

     American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Portfolio may invest a portion of its assets in debt securities, equity-equivalent securities, such as convertible securities, stock futures contracts or stock index future contracts. The Portfolio generally limits its purchase of debt securities to investment grade obligations. Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the SAI.


               ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

     American Century looks for stocks of companies that they believe are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase those stocks of undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

     Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

     The portfolio managers may sell stocks from the Portfolio's portfolio if they believe:

     - a stock no longer meets their valuation criteria
     - a stock's risk parameters outweigh its return opportunity
     - more attractive alternatives are identified
     - specific events after a stock's prospects.

     Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

     When the managers believe it is prudent, the Portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

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     In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. The Portfolio generally limits its purchase of debt securities to investment grade obligations, except for convertible debt securities, which may be rated below investment grade. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of long-term growth of capital.

                            ING BARON ASSET PORTFOLIO

     In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for what it perceives is the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction. The Portfolio may also invest in "special situations," which arise when, in the opinion of BAMCO, the securities of a company will at some point be recognized and appreciate in value due to a specific anticipated development at the company.

                      ING BARON SMALL CAP GROWTH PORTFOLIO

     In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

                    ING COLUMBIA SMALL CAP VALUE II PORTFOLIO


     The Portfolio seeks to achieve its investment objective by normally investing 80% of its assets in equity securities of U.S. companies whose market capitalizations fall within the range of companies within the Russell 2000(R) Value Index and that are believed to have the potential for long-term growth.


     The management team uses a three-prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

     - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity;
     - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The management team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation;
     - a company's current operating margins relative to its historic range; and
     - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.


                        ING DAVIS VENTURE VALUE PORTFOLIO


     Davis performs extensive research to identify well-managed businesses with durable business models that can be purchased at attractive valuation relative to their intrinsic value. Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The portfolio has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities.


     Over the years, Davis has developed a list of characteristics that it believes allow companies to expand earnings over the long term and manage risk to enhance their potential for superior long-term returns (see above under ING Davis Venture Value Portfolio, Principal Investment Strategies). While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics.


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     Davis' investment philosophy is not based on momentum, market-timing, or investment fads. Davis uses top-down and bottom-up research to identify long-term growth trends and evaluates risk on a company-by-company basis. Davis also seeks companies that demonstrate longevity and proven owner-oriented management, among other attributes.

                       ING FUNDAMENTAL RESEARCH PORTFOLIO

     ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the Portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM will emphasize stocks of larger companies (although it may also invest in mid-sized companies). ING IM utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests under normal circumstances at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                ING GOLDMAN SACHS(R) STRUCTURED EQUITY PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.


     The Portfolio's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500(R) Index. The Portfolio seeks a broad representation in most major industries and sectors of the U.S. economy.


                      ING JPMORGAN INTERNATIONAL PORTFOLIO


     In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMAM (UK) believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMAM (UK) believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.


     The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO

     JPMIM combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's portfolio. JPMIM uses a wide variety of sources and research companies. These sources include electronic screens, JPMIM's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what JPMIM considers to be the key criteria for financial success. Then, JPMIM uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

     JPMIM may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. JPMIM may sell a security due to opportunity cost. As a result, a new company may displace a current holding. Finally, JPMIM may sell a security due to extreme over valuation. While JPMIM will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

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               ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO


     In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

     SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.


               ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

     The Portfolio normally invests at least 80% of its net assets in equity securities of large-capitalization companies and related instruments. The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. While the Portfolio intends to invest substantially all of its assets in equity securities, the Portfolio may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be large capitalization companies.


              ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

     Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. In managing the Portfolio, Lord Abbett seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett also seeks to construct a portfolio with an average duration ranging between three and eight years. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies, which MFS believes, have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

     MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

     The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO

     The Portfolio seeks to reduce risk by diversifying among many companies and industries. The Portfolio invests mainly in common stocks of mid- to large-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include: strong fundamentals, such as a company's financial, operational, and competitive positions; relatively high operating profit margins and returns; and a sound internal earnings record. Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

                     ING NEUBERGER BERMAN REGENCY PORTFOLIO

     The Portfolio seeks to reduce risk by diversifiying among many companies, sectors and industries. The Portfolio invests mainly in common stocks of mid-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include: above-average returns on invested capital; strong management teams; and solid balance sheets. This approach is designed to let the Portfolio benefit from potential increases in stock prices while limiting the risks typically associated with stocks. From time to time Neuberger Berman may emphasize

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     investment in sectors that it believes will benefit from market or economic trends. Neuberger Berman follows a disciplined selling strategy and may sell stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

                       ING OPCAP BALANCED VALUE PORTFOLIO

     While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

     In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:

     - A "bottom up" analytical approach using fundamental research to focus on a particular issuer before considering industry trends, by evaluating each issuer's characteristics, financial results and management;
     - A search for securities of established companies believed to be undervalued and having a high return on capital, a strong management committed to shareholder value, and positive cash flows; and
     - Ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.

     The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and capital appreciation and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix A to the SAI.

                        ING OPPENHEIMER GLOBAL PORTFOLIO

     The allocation of the Portfolio's investment portfolio among different investments will vary over time based upon Oppenheimer's evaluation of economic and market trends. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus. Oppenheimer tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its total assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

     The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in the foreign over-the-counter market. The Portfolio can also buy foreign debt securities.

     The Portfolio's investments include common stocks of foreign and domestic companies that Oppenheimer believes have growth potential. Growth companies can be new or established companies that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because Oppenheimer believes the price of their stock will increase over the long term. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results, or if growth investing falls out of favor with investors.

     The Portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. In addition, the Portfolio may invest in derivative instruments, including options, futures and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options).

                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO


     The Portfolio's principal investment strategies are discussed under "Portfolio Summaries." These strategies involve the allocation of the Portfolio's investment portfolio among the different types of permitted investments. This allocation will vary over time, based upon Oppenheimer's evaluation of economic and market trends. At times, the Portfolio might emphasize investments in one or two sectors

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     because of Oppenheimer's evaluation of the opportunities for high current income from debt securities in those sectors, relative to other sectors. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus.


     The Portfolio can invest in different types of debt securities. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Portfolio buys may be rated by nationally recognized statistical rating organizations or they may be unrated securities assigned an equivalent rating by Oppenheimer. The Portfolio's investments may be investment grade or below investment grade in credit quality and the Portfolio can invest without limit in below investment grade debt securities, commonly known as "junk bonds." These typically offer higher yields than investment grade bonds because investors assume greater risks of default on these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the SAI.

     The Portfolio can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. The Portfolio does not anticipate having significant investments in those types of securities as part of its normal strategies.

                        ING PIMCO TOTAL RETURN PORTFOLIO

     The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

     In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

     PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

                        ING PIONEER HIGH YIELD PORTFOLIO


     Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high yield) debt securities and preferred stocks. Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth.


     In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates, including fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer periodically adjusts sector weightings to reflect its outlook on the market for high yield securities.


             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests at least 80% of its total assets in the equity securities of companies that have a market capitalization within the range of companies in the Russell Midcap(R) Growth Index or the S&P 400 Index. The Portfolio will be broadly diversified and will focus on mid-size companies whose earnings are expected to grow at a rate faster than the average company. The Portfolio may also purchase foreign stocks (up to 25% of total assets), futures and options in keeping with its investment objective.


                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

     In seeking to achieve its investment objectives, the Portfolio invests primarily in common stocks of a diversified group of growth companies.
     T. Rowe Price normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows.
     T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

     The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.

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                     ING TEMPLETON FOREIGN EQUITY PORTFOLIO

     In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements, among others. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Portfolio may be unable to achieve its investment objective.

                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests primarily in U.S. equity securities, including dividend paying securities, common stock and preferred stock. The Portfolio focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The Portfolio may invest in companies of any size although, in general, the Portfolio emphasizes large capitalization stocks. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.

                     ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests primarily in equity securities of U.S. small capitalization companies, including common stock and preferred stock. The Portfolio may invest in foreign securities and may use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

     In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO

     In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

     The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

     In selecting securities, Van Kampen focuses on a security's potential for income and long-term growth of capital. The Portfolio emphasizes a value style of investing and seeks income-producing securities that have attractive growth potential on an individual company basis. Van Kampen seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. The Portfolio's style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. The Portfolio may invest in securities that do not pay dividends or interest and securities that have above average volatility of price movement, including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Portfolio will vary based on the Portfolio's investment performance. In an effort to reduce the Portfolio's overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries. Van Kampen focuses on large size companies, although the Portfolio may invest in companies of any size.

     Income producing securities can include common and preferred stocks and convertible securities, including below investment grade convertible securities. In addition, while the Portfolio primarily invests in income-producing equity securities, it also may invest in investment grade quality debt securities at the time of purchase. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs") and 25% of its total assets in securities of foreign issuers and up to 10% of its net assets in illiquid securities and certain restricted securities. The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions for cash management purchases.


                          MANAGEMENT OF THE PORTFOLIOS


     ADVISER


     ING Life Insurance and Annuity Company ("ILIAC"), a Connecticut insurance corporation, serves as the adviser to each of the Portfolios. ILIAC has overall responsibility for the management of the Portfolios. ILIAC provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

     ILIAC is registered with the SEC as an investment adviser. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE:
     ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.


     As of December 31, 2005, ILIAC managed over $11 billion in registered investment company assets. The principal address of ILIAC is 151 Farmington Avenue, Hartford, Connecticut 06156.

     ILIAC has engaged a sub-adviser to provide the day-to-day management of each Portfolio's portfolio. ILIAC is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ILIAC or a Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ILIAC may assume day-to-day investment management of the Portfolios.

     ILIAC, subject to the supervision of the Board of Directors of the Company (each a "Director," and collectively, "Directors"), acts as a "manager-of-managers" for the ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs(R) Capital Growth Portfolio, ING Goldman Sachs(R) Structured Equity Portfolio, ING JPMorgan International Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason Partners Portfolio, ING MFS Capital Opportunities Portfolio, ING OpCap Balanced Value Portfolio, ING PIMCO Total Return Portfolio, ING T. Rowe Price Growth Equity Portfolio and ING UBS U.S. Small Cap Growth Portfolio (collectively, "Manager-of-Managers Portfolios"). In this capacity, ILIAC oversees the Manager-of-Managers Portfolios' day-to-day operations and oversees the investment activities of the Manager-of-Managers Portfolios. On May 24, 2002, the Company and ILIAC received exemptive relief from the SEC permiting ILIAC and the Company, with the approval of the Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without shareholder approval for each Manager-of-Managers Portfolio. The Company will notify shareholders of any change in the identity of a sub-adviser of a Manager-of-Managers Portfolio. In this event, the name of the Manager-of-Managers Portfolio and its investment strategies may also change.

     MANAGEMENT FEE


     ILIAC receives a monthly fee for its services based on the average daily net assets of each of the Portfolios (or the combined net assets of two or more Portfolios).

     The following table shows the aggregate annual management fees paid by each Portfolio for the most recent fiscal year as a percentage of each Portfolio's average daily net assets:


                        PORTFOLIO                      ADVISORY FEE
       ING American Century Large Company Value            0.80%
       ING American Century Select                         0.64%
       ING American Century Small-Mid Cap Value            1.00%
       ING Baron Asset(1)                                  0.95%
       ING Baron Small Cap Growth                          0.85%
       ING Columbia Small Cap Value II(2)                  0.75%
       ING Davis Venture Value                             0.88%
       ING Fundamental Research                            0.60%
       ING Goldman Sachs(R) Capital Growth                 0.85%
       ING Goldman Sachs(R) Structured Equity              0.70%
       ING JPMorgan International                          0.80%
       ING JPMorgan Mid Cap Value                          0.75%
       ING Legg Mason Partners Aggressive Growth           0.68%
       ING Legg Mason Partners Large Cap Growth            0.64%
       ING Lord Abbett U.S. Government
       Securities(1)                                       0.47%
       ING MFS Capital Opportunities                       0.65%
       ING Neuberger Berman Partners(1)                    0.60%
       ING Neuberger Berman Regency(1)                     0.75%
       ING OpCap Balanced Value                            0.80%
       ING Oppenheimer Global                              0.60%
       ING Oppenheimer Strategic Income                    0.50%
       ING PIMCO Total Return                              0.50%
       ING Pioneer High Yield(1)                           0.60%
       ING T. Rowe Price Diversified Mid Cap Growth        0.64%
       ING T. Rowe Price Growth Equity                     0.60%
       ING Templeton Foreign Equity(1)                     0.80%
       ING UBS U.S. Large Cap Equity                       0.70%
       ING UBS U.S. Small Cap Growth(2)                    0.90%
       ING Van Kampen Comstock                             0.60%
       ING Van Kampen Equity and Income                    0.55%


----------

     (1) Because the Portfolios had not commenced operations as of December 31, 2005, the advisory fee reflects the current contract rate.
     (2) Because the Portfolios had not commenced operations as of the date of this prospectus, the advisory fee reflects the current contract rate.

     For information regarding the basis for the Board's approval of the advisory and sub-advisory contracts for all Portfolios, except ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and UBS U.S. Small Cap Growth Portfolio, please refer to the annual shareholder report, dated December 31, 2005. For ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and UBS U.S. Small Cap Growth Portfolio, please refer to the semi-annual shareholder report that will be dated June 30, 2006.

     ILIAC is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

     ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including:
     Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2005, ILIAC paid approximately $5.7 million pursuant to such arrangements with these insurance companies, applicable to all the Portfolios.

     SUB-ADVISERS

     ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO, ING AMERICAN CENTURY SELECT PORTFOLIO AND ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO. The Adviser has engaged American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Large Company Value Portfolio, ING American Century Select Portfolio and ING American Century Small-Mid Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2005 American Century had over $100.85 billion in assets under management.

     ING American Century Large Company Value Portfolio is managed by a team of portfolio managers comprised of Mark Mallon, Chief Investment Officer and Executive Vice President, Charles A. Ritter, Vice President and Senior Portfolio Manager, and Brendan Healy, Vice President and Portfolio Manager. Each team member has been managing the Portfolio since April 2005.
     Mr. Mallon, CFA, joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Ritter, CFA, joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Healy, CFA, joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst.

     ING American Century Select Portfolio is co-managed by Harold Bradley, Keith Lee and Michael Li. Mr. Bradley is Chief Investment Officer of U.S. Growth Equity-Mid Cap/Small Cap/Sector for American Century and has managed the Portfolio since April 2006. He joined American Century in 1988 and for 10 years he directed American Century's equity trading group. He is currently a member of American Century's Investment Oversight Committee. He is a CFA charterholder. Mr. Lee, Portfolio Manager of American Century, has been a member of the large cap growth team that manages the Portfolio and a similar American Century fund since October 2001. He became a Portfolio Manager in July 2003. He was an International Analyst for American Century from July 1998 to July 2000 and a Telecommunications Analyst for Galleon Management from July 2000 to September 2001. He is a CFA charterholder.
     Dr. Li, Portfolio Manager, has been a member of the large cap growth team since July 2003. Before joining American Century in 2002, Dr. Li attended the Wharton School of Business, University of Pennsylvania. Dr. Li has managed the Portfolio since February 2006.

     ING American Century Small-Mid Cap Value Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele, Kevin Laub, Phillip N. Davidson, Scott A. Moore, and Michael Liss. Mr. Giele and Mr. Laub are responsible for the management of small-capitalization assets of the Portfolio. Mr. Davidson, Mr. Moore, and Mr. Liss are responsible for the management of the mid-capitalization assets of the Portfolio. Mr. Giele, Vice President and Senior Portfolio Manager, joined American Century as an Investment Analyst in 1998 and has managed the Portfolio since 2002. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Laub, Vice President and Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was a senior auditor at Deloitte & Touche LLP, where he spent three years planning and supervising audits. Mr. Laub has managed the Portfolio since 2003. Mr. Davidson, Chief Investment Officer-Value and Senior Vice President, joined American Century in 1993 and has managed the Portfolio since May 2006. Mr. Moore, Vice President and Senior Portfolio Manager, joined American Century in 1993 and became a portfolio manager in 1999. He has managed the Portfolio since May 2006. Mr. Liss, Vice President and Portfolio Manager, joined American Century in 1998 and became a portfolio manager in 2004. He has managed the Portfolio since May 2006.

     ING BARON ASSET PORTFOLIO AND ING BARON SMALL CAP GROWTH PORTFOLIO. The Adviser has engaged BAMCO, Inc. ("BAMCO"), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Asset Portfolio and ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2005, BAMCO had $13.7 billion in mutual fund assets under management.


     Ronald Baron and Andrew Peck have served as the portfolio managers for ING Baron Asset Portfolio since its inception. Mr. Baron, Founder, Chief Executive Officer and Chairman of BAMCO, has managed money for clients since 1975. Mr. Peck, a Vice President of BAMCO, has worked at BAMCO as an analyst since February 1998 and has been a portfolio manager since July 2003.

     Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer and Chairman of BAMCO is the Portfolio Manager of the ING Baron Small Cap Growth Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.


     ING COLUMBIA SMALL CAP VALUE II PORTFOLIO. The Adviser has engaged Columbia Management Advisors, LLC ("CMA"), 100 Federal Street, Boston, MA 02110, as Sub-Adviser to ING Columbia Small Cap Value II Portfolio. CMA is a registered investment adviser and an indirect wholly-owned subsidiary of Bank of America, N.A. Its management expertise covers all major domestic asset classes, including equity and fixed-income securities and money market instruments. CMA acts as investment adviser for individuals, corporations, private investment companies and financial institutions. As of December 31, 2005, CMA had over $361.1 billion in assets under management.

     The following individuals share responsibility for the day-to-day management of the Portfolio.


     Christian Stadlinger is a senior portfolio manager for CMA with a primary focus on managing small-cap value assets. In this role, he is responsible for all research, stock selection and portfolio constructions for the Portfolio. Prior to joining CMA in 2002, Dr. Stadlinger worked as a team leader and senior portfolio manager for BlackRock Inc from 1996 to 2002.

     Jarl Ginsberg is a portfolio manager and senior research analyst for CMA. He has managed the Portfolio since inception. Mr. Ginsberg is responsible for research, stock selection and portfolio construction for the small-cap product. Prior to joining CMA, Mr. Gingsberg was a research analyst for Pilgrim, Baxter & Associates (2002-2003) and a portfolio manager and analyst for BlackRock Inc. (1998-2002).


     ING DAVIS VENTURE VALUE PORTFOLIO. The Adviser has engaged Davis, 2949 East Elvira Road, Suite 101, Tucson AZ 85706, as Sub-Adviser to ING Davis Venture Value Portfolio. Davis also serves as investment adviser for other mutual funds and institutional and individual clients. Davis has been an investment adviser since 1969, and as of December 31, 2005, managed approximately $72 billion in assets.


     Christopher C. Davis and Kenneth C. Feinberg are primarily responsible for the day-to-day management of ING Davis Venture Value Portfolio. Mr. Davis has served as a Portfolio Manager of ING Davis Venture Value Portfolio since October 2005, and also manages other equity funds advised or sub-advised by Davis. Mr. Davis has served as a research analyst and portfolio manager with Davis since 1989 and has served as Chief Executive Officer of Davis since 2000. Kenneth C. Feinberg has served as a Portfolio Manager of ING Davis Venture Value Portfolio since October 2005, and also manages other equity funds advised or sub-advised by Davis. Mr. Feinberg started with Davis as a research analyst in December 1994.


     ING FUNDAMENTAL RESEARCH PORTFOLIO. The Adviser has engaged ING Investment Management Co. ("ING IM"), 230 Park Avenue, New York, New York 10169, as Sub-Adviser to the ING Fundamental Research Portfolio. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $59.4 billion in assets as of December 31, 2005.


     The Portfolio is managed by Christopher F. Corapi.

     Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has been managing the Portfolio since April 2005. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998.


     ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO AND ING GOLDMAN SACHS(R) STRUCTURED EQUITY PORTFOLIO. The Adviser has engaged Goldman Sachs Asset Management, L.P. ("GSAM"), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., 32 Old Slip, New York, New York 10005, as Sub-Adviser to ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Structured Equity Portfolio. GSAM is a part of the Investment Management Division ("IMD") and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities. As of December 31, 2005, GSAM, along with other units of IMD, had assets under management of $526.4 billion.

     GSAM uses a team approach in its management of the ING Goldman Sachs(R) Capital Growth Portfolio. David G. Shell, CFA, Steven M. Barry, and Gregory
     H. Ekizian, CFA, are primarily responsible for the day-to-day management of the Portfolio. David G. Shell is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1997. From 1987 to 1997, Mr. Shell was a portfolio manager at Liberty and its predecessor firm, Eagle. Steven M. Barry is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1999. From 1988 to 1999, Mr. Barry was a portfolio manager at Alliance Capital Management. Gregory H. Ekizian is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, Mr. Ekizian was a portfolio manager at Liberty and its predecessor firm, Eagle.

     GSAM uses a team approach in its management of the ING Goldman Sachs(R) Structured Equity Portfolio. Melissa R. Brown, CFA and Robert Jones, CFA, are primarily responsible for the day-to-day management of the Portfolio. Melissa Brown is Managing Director and Senior Portfolio Manager with GSAM, her employer since 1998. Mr. Jones has managed the Portfolio since April, 2006. He is a Managing Director and Chair of the Quantitative Equity ("QE") Investment Policy Committee, which oversees portfolio management processes. He currently serves as the Chief Investment Officer for QE Strategies at Goldman Sachs Asset Management, his employer since 1989. From 1987 to 1989 he was a senior quantitative analyst with Goldman Sachs Investment Research. Prior to that, he provided quantitative research for both a major investment firm and an options consulting firm. Mr. Jones holds the Chartered Financial Analysts designation and is also an officer of the Society of Quantitative Analysts.

     ING JPMORGAN INTERNATIONAL PORTFOLIO. The Adviser has engaged J.P. Morgan Asset Management (U.K.) Limited, ("JPMAM (UK)") as Sub-Adviser for the Portfolio. The principal business address of JPMAM (UK) is 20 Finsbury Street, London, U.K. EC2Y 9AQ, United Kingdom. JPMAM (UK) is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2005, JPMAM (UK) and its affiliates had over $846.9 billion in assets under management.

     The portfolio is managed on a team-basis by JPMorgan's London-based Global Portfolios Group. This group is headed by Howard Williams, a Managing Director and senior portfolio manager. Mr. Williams has been an employee since 1994 and a senior portfolio manager for the Global Portfolios Group since it was established in 1998. James Fisher is the lead portfolio manager for all EAFE portfolios managed by this Group and is the individual primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Fisher is a Managing Director and has worked at JPMorgan and its predecessor companies since 1985 in numerous investment roles and has managed the Portfolio since December 2002.


     ING JPMORGAN MID CAP VALUE PORTFOLIO. The Adviser has engaged J.P. Morgan Investment Management Inc. ("JPMIM"), 522 Fifth Avenue, New York, New York 10036, as Sub-Adviser for the Portfolio. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM has been an investment adviser since 1984, and as of December 31, 2005, JPMIM, and its affiliates had over $846.9 billion in asset under management.


     Jonathan K.L. Simon and Lawrence Playford serve as Portfolio Managers of the Portfolio. Mr. Simon is a Managing Director and has worked as a portfolio manager with various affiliates of JPMIM since 1980 and is currently a Managing Director of JPMIM. Lawrence Playford, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients.


     ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO AND ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO. The Adviser has engaged Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Legg Mason Partners Aggressive Growth Portfolio and ING Legg Mason Partners Large Cap Growth Portfolio. SaBAM, a wholly-owned subsidiary of Legg Mason, Inc., has affiliates in London, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutions. SaBAM has been an investment adviser since 1987, and as of December 31, 2005, SaBAM managed $88.6 billion in assets.

     ING Legg Mason Partners Aggressive Growth Portfolio is managed by by Richie Freeman. Mr. Freeman has been with SaBAM or its predecessor firms since 1983, serving as Managing Director and Portfolio Manager. Mr. Freeman manages the Smith Barney Aggressive Growth Fund, multicap growth portfolios, mid/small cap portfolios on a private portfolio basis, as well as the offshore U.S. Aggressive Growth Fund, and co-manages the Salomon Brothers Variable Emerging Growth Fund.

     Alan Blake is primarily responsible for the day-to-day management of ING Legg Mason Partners Large Cap Growth Portfolio. Mr. Blake is a Managing Director and Senior Portfolio Manager and he has been with SaBAM or its affiliates since 1991. He has more than 26 years of securities business experience.

     ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO. The Adviser has engaged Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, as Sub-Adviser to ING Lord Abbett U.S. Government Securities Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management as of December 31, 2005 of approximately $101 billion.


     Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team for the Portfolio and is primarily responsible for the day-to-day management of the Portfolio. Mr. Gerber joined Lord Abbett in 1997 and has managed the Portfolio since its inception.


     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO. The Adviser has engaged Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, as Sub-Adviser to ING MFS Capital Opportunities Portfolio. MFS has been engaged in the investment management business since 1924 and is an indirect subsidiary of Sun Life Financial, Inc. (an insurance company). Net assets under management of MFS were approximately $163 billion as of December 31, 2005.


     Jeffrey C. Constantino and Gregory W. Locraft, Jr. serve as the management team for ING MFS Capital Opportunities Portfolio. Mr. Constantino and
     Mr. Locraft have managed the Portfolio since December 2005. Mr. Constantino is Vice President of MFS and has been employed in the investment management area of MFS since 2000. Mr. Locraft is Vice President of MFS and has been employed in the investment management area of MFS since 1998.


     ING NEUBERGER BERMAN PARTNERS PORTFOLIO AND NEUBERGER BERMAN REGENCY PORTFOLIO. The Adviser has engaged Neuberger Berman, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 as Sub-Adviser to ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio. As of December 31, 2005, Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management.


     S. Basu Mullick serves as the portfolio manager for the ING Neuberger Berman Partners Portfolio and the ING Neuberger Berman Regency Portfolio. Mr. Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. Since 1998, Mr. Mullick has managed a Neuberger fund that is managed in a style substantially similar to that in which ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio are managed. He served as a portfolio manager at Ark Asset Management from 1993 to 1998.


     ING OPCAP BALANCED VALUE PORTFOLIO. The Adviser has engaged Oppenheimer Capital LLC ("OpCap"), 1345 Avenue of the Americas, New York, New York 10105-4800, a wholly-owned subsidiary of Allianz Global Investors NY Holdings LLC, as Sub-Adviser to ING OpCap Balanced Value

     Portfolio. Allianz Global Investors NY Holdings LLC is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P. OpCap has operated as an investment adviser to investment companies, institutions, and other investors since its organization in 1987, and as of December 31, 2005, OpCap advised accounts having assets in excess of $25 billion.

     Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman has final decision-making authority over both the equity and fixed income investments for the Portfolio. Matthew Greenwald proposes securities recommendations for the fixed income side of the portfolio to Mr. Glinsman who is responsible for
     (i) approving all issuers the Portfolio invests in; (ii) determining the overall duration and credit quality of the Portfolio; (iii) determining the weighting of fixed income investments within the spectrum of fixed income products; and (iv) selecting fixed income investments independent of Mr. Greenwald's recommendations. Mr. Glinsman is a Managing Director and Chief Investment Officer of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for OpCap.
     Mr. Greenwald is a Senior Vice President and Portfolio Manager/Analyst in OpCap's fixed income group. He joined OpCap in 1989 and has been an investment professional associated with the Portfolio since December 2002.

     ING OPPENHEIMER GLOBAL PORTFOLIO AND ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO. The Adviser has engaged OppenheimerFunds, Inc. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York,
     New York 10281, as Sub-Adviser to ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio. Oppenheimer has operated as an investment advisor since January 1960. As of December 31, 2005, Oppenheimer, including subsidiaries and controlled affiliates managed approximately $200 billion in assets.


     ING Oppenheimer Global Portfolio is managed by Rajeev Bhaman. Mr. Bhaman has been a Vice President of Oppenheimer since January 1997 and is a portfolio manager of other funds managed by Oppenheimer. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed by Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman has managed the Portfolio since August 2004.

     ING Oppenheimer Strategic Income Portfolio is managed by Arthur P. Steinmetz. Mr. Steinmetz has been Senior Vice President of Oppenheimer since March 1993. He also serves as officer and portfolio manager for a number of Oppenheimer funds. He has managed the Portfolio since its inception.

     ING PIMCO TOTAL RETURN PORTFOLIO. The Adviser has engaged Pacific Investment Management LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. with a minority interest held by PIMCO Partners, LLC. PIMCO has been an investment adviser since 1971, and as of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management. Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight, is responsible for the day-to-day management of the Portfolio. Mr. Hamalainen previously served as PIMCO's head of fixed income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team. He has been with PIMCO since 1994 and has managed the Portfolio since May 2002.


     ING PIONEER HIGH YIELD PORTFOLIO. The Adviser has engaged Pioneer, 60 State Street, Boston, Massachusetts 02109, as Sub-Adviser to ING Pioneer High Yield Portfolio. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


     Margaret D. Patel provides day-to-day management services to the Portfolio. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972.

     Ms. Patel is supported by a team of fixed income portfolio managers led by Kenneth J. Taubes, who is responsible for overseeing the U.S. and global fixed income team. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Ms. Patel and the team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.


     ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO AND ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO. The Adviser has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio. T. Rowe Price has been engaged in the investment management business since 1937.
     T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price and its affiliates managed over $269.5 billion as of December 31, 2005, for individual and institutional investors, retirement plans and financial intermediaries.


     ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The committee chairman, Donald J. Peters, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993.

     ING T. Rowe Price Growth Equity Portfolio is managed by an investment advisory committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe Price and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997.

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     ING TEMPLETON FOREIGN EQUITY PORTFOLIO. The Adviser has engaged Templeton,
     500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, as Sub-Adviser to ING Templeton Foreign Equity Portfolio. As of December 31, 2005, Templeton's assets under management were approximately $464 billion.


     Gary P. Motyl, Guang Yang and Cindy Sweeting serve as the management team for ING Templeton Foreign Equity Portfolio and have managed the Portfolio since its inception. Mr. Motyl, President of Templeton, has primary responsibility for the Portfolio's investments, and has managed certain of the Templeton funds since 1996. In this capacity, he has had primary responsibility for fund investments and has had authority over all aspects of portfolio management. He joined Franklin Templeton Investments in 1981. Mr. Yang and Ms. Sweeting have secondary portfolio management responsibilities. Mr. Yang, Senior Vice President of Templeton, joined Franklin Templeton Investments in 1995 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment for a number of the Templeton funds during this time.
     Ms. Sweeting, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1997 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment for a number of the Templeton funds during this time.


     ING UBS U.S. SMALL CAP GROWTH PORTFOLIO AND ING UBS U.S. LARGE CAP EQUITY PORTFOLIO. The Adviser has engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), One North Wacker Drive, Chicago, Illinois 60606, as Sub-Adviser to ING UBS U.S. Small Cap Growth Portfolio and ING UBS U.S. Large Cap Equity Portfolio. UBS Global AM is an indirect, wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. As of December 31, 2005 UBS Global AM managed approximately $66.1 billion in assets.

     Paul Graham and David Wabnik are ING UBS U.S. Small Cap Growth's portfolio managers and each of them are jointly and primarily responsible for the day-to-day management of the Portfolio. The portfolio managers have access to members of the UBS US Equities Growth investment management team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Portfolio invests. Information about Mr. Graham and Mr. Wabnik is provided below.


     Paul Graham is the head of US Growth Equities at UBS Global AM. Mr. Graham has been an employee of UBS Global AM since 1994, a Managing Director of UBS Global AM since 2003, and portfolio manager of the Portfolio since its inception.

     David Wabnik is a Senior Portfolio Manager at UBS Global AM. Mr. Wabnik has been an employee of UBS Global AM since 1995, an Executive Director of UBS Global AM since 2001 and portfolio manager of the Portfolio since its inception.

     Investment decisions for the ING UBS U.S. Large Cap Equity Portfolio are made by the North American Equities Investment Management Team ("N.A. Equities Team"). John Leonard is the lead portfolio manager for the Portfolio and has responsibility for allocating the portfolio among the various managers and analysts on the N.A. Equities Team and reviewing the overall composition of the portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard, Head of N.A. Equities Team, Deputy Global head of Equities and Managing Director, has been with UBS Global AM since 1991. Mr. Leonard has access to certain members of the N.A. Equities Team, including Thomas M. Cole, Thomas Digenan and Scott Hazen. Mr. Cole, Head of Research N.A. Equities Team and Managing Director has been with UBS Global AM since 1985. Mr. Digenan, N.A. Equities Team Strategist since 2001, has been with UBS Global AM since 1995. Mr. Hazen, N.A. Equities Strategist since 2004 has been with UBS Global AM since 1995.


     ING VAN KAMPEN COMSTOCK PORTFOLIO AND ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $434.0 billion in assets under management as of December 31, 2005. MSIM Inc. does business in certain instances (including in its role as sub-adviser to the Portfolios) under the name "Van Kampen."


     ING Van Kampen Comstock Portfolio is managed within the Van Kampen Multi-Cap Value team by a team of portfolio managers. Current members of the team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen. Each member of the team is responsible for generating investment ideas and has discretion over the sectors they cover. Lead portfolio manager, Bob Baker, has ultimate responsibility for the strategy and is the final arbiter on decisions.

     B. Robert Baker is the Portfolio's lead portfolio manager and has worked for Van Kampen since 1991. Mr. Baker has managed the Portfolio since May 2002. Jason Leder has worked for Van Kampen since 1995 and has managed the Portfolio since May 2002. Kevin Holt has worked for Van Kampen since 1999 and has managed the Portfolio since May 2002.


     ING Van Kampen Equity and Income Portfolio is managed by Van Kampen's Equity Income Team. Current members of the team include James Gilligan, James Roeder, Sergio Marcheli, Thomas Bastian and Vincent Vizachero. Each member of the team is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

     James Gilligan, Managing Director, is the Portfolios lead portfolio manager and has worked for Van Kampen since 1985 and managed the Portfolio since 2004. James Roeder, Executive Director, has worked for Van Kampen since 1999 and has managed the Portfolio since 2004.

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     Sergio Marcheli, Vice President, has worked for Van Kampen since 1995 and has managed the Portfolio since 2004. Mr. Bastian, Executive Director, has managed the Portfolio since 2004. Vince Vizachero has worked for Van Kampen since 2001 and has managed the Portfolio since 2004.


     The composition of each team may change without notice from time to time.

     Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

     The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

     The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

     The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager's ownership of securities in the Portfolios.

                                MORE INFORMATION

-    PERCENTAGE AND RATING LIMITATIONS

     Unless otherwise stated, the percentage limitations, ratings, limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

-    A WORD ABOUT PORTFOLIO DIVERSITY

     Each Portfolio in this Prospectus, unless specifically noted under a Portfolio's principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).


-    FUNDAMENTAL INVESTMENT POLICIES


     The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategies, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the SAI. This means they may not be modified or changed without a vote of the shareholders.


-    NON-FUNDAMENTAL INVESTMENT POLICIES

     Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.


-    ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

     The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Company at 1-800-262-3862, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.


     Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

-    PORTFOLIO DISTRIBUTION

     Each Portfolio is distributed by ING Financial Advisers, LLC. It is a Delaware limited liability company with its principal offices at 151 Farmington Avenue, Hartford, CT 06156.

     ING Financial Advisers, LLC is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


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-    ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

     Each Portfolio's shares are classified into Adviser Class, Class I, and Service Class, shares. The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the ADV Class & S Class shares are offered by this Prospectus.

- HOW ING GROEP COMPENSATES ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

     ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' adviser or distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

     The distributing broker-dealer for these Portfolios is ING Financial Advisers, LLC. ING Financial Advisers, LLC has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.


     The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.


     The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the adviser, or the distributor are a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

     Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


- INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

     Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the Code) and the underlying Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors ("Board") directed ILIAC to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

-    CLASSES OF SHARES

     The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the S Class and ADV Class shares of each Portfolio. The Service Plan allows the Company, to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class or ADV Class shares and their shareholders including Variable Contract owners or plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class and ADV Class shares, respectively.

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     The Company has adopted a Plan of Distribution pursuant to Rule 12b-1
     ("Rule 12b-1 Plan") for the ADV Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to ING Financial Advisers, LLC as the Fund's Distributor. ING Financial Advisers, LLC may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


-    NET ASSET VALUE

     The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

     In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by each Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

     Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

     When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

     - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;
     - Securities of an issuer that has entered into a restructuring;
     - Securities whose trading has been halted or suspended;
     - Fixed-income securities that have gone into default and for which there are no current market value quotations; and
     - Securities that are restricted to transfer or resale.

     The Portfolios or Adviser may rely on the recommendation of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.


     When an insurance company or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company's Variable Contract holder or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.


-    PRICING OF PORTFOLIO SHARES

     Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, the order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

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-    PURCHASE AND REDEMPTION OF SHARES


     Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.


-    FREQUENT TRADING - MARKET TIMING

     The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


     The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

     The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.


     Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

     Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

-    PORTFOLIO HOLDINGS DISCLOSURE POLICY

     A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., a Portfolio will post the quarter ending June 30 holdings on August 1.) Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.

-    REPORTS TO SHAREHOLDERS

     The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.


                             TAXES AND DISTRIBUTIONS

-    DIVIDENDS


     Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-    TAX MATTERS


     Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its investment company taxable income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contract for information regarding the tax consequences of purchasing a contract.


                                   PERFORMANCE


     PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. ING American Century Large Company Value Portfolio, ING American Century Select Portfolio, ING Baron Asset Portfolio, ING Davis Venture Value Portfolio, ING Goldman(R) Sachs Structured Equity Portfolio, ING Legg Mason Partners Large Cap Growth Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING Templeton Foreign Equity Portfolio, ING UBS U.S. Small Cap Growth Portfolio, and ING Van Kampen Equity and Income Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by American Century, BAMCO, CMA, Davis, GSAM, Lord Abbett, Neuberger Berman, Oppenheimer, Pioneer, SaBAM, T. Rowe Price, Templeton, UBS Global AM or Van Kampen, as the case may be.

     While the above-mentioned Portfolios are managed in a manner similar to that of the Comparable Funds whose historical performance is presented below, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

     The historical performance of the Comparable Funds are presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE PORTFOLIOS. The results shown below reflect the reinvestment of dividends and distributions, and were, aside from fee and expense differences, calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for a Portfolio, the sub-advisers of certain of the Portfolios may manage substantially similar mutual funds, the performance of which is not shown.

     The following table shows the average annual total return of the Comparable Funds for the stated periods ended December 31, 2005, as well as a comparison with the performance of the applicable benchmark.(1)


                                                                                                    10 YEARS
                                                                                                   (OR SINCE
                                                          1 YEAR       3 YEARS       5 YEARS       INCEPTION)
     American Century Large Company Value
     Fund--Inv. Class (ALVIX)                              4.17%        15.36%         7.38%            6.21%(2)
     (Comparable to ING American Century Large
     Cap Value)
     Russell 1000(R) Value Index                           7.05%        17.49%         5.28%           10.94%(2)
     S&P 500(R) Index                                      4.91%        14.39%         0.54%            9.07%(2)

     American Century Select Fund--Inv. Class
     (TWCIX)                                               0.86%        10.54%        (3.12)%           7.37%
     (Comparable to ING American Century Select)
     Russell 1000(R) Growth                                5.26%        13.23%        (3.58)%           6.73%

     Baron Asset Fund (BARAX)                             12.46%        22.11%         5.54%           10.03%
     (Comparable to ING Baron Asset)
     Russell Midcap(R) Index                              12.65%        23.79%         8.45%           12.49%

     Columbia Small Cap Value Fund II--Class Z
     (NSVAX)                                               8.98%        24.33%          N/A            13.42%(3)
     (Comparable to ING Columbia Small Cap Value II)
     Russell 2000(R) Value Index                           4.71%        23.18%        13.55%           13.08%(3)

     Davis NY Venture Fund--(NYVTX)                       10.68%        18.07%         3.85%           11.72%
     (Comparable to ING Davis Venture Value)
     S&P 500(R) Index                                      4.91%        14.39%         0.54%            9.07%

     Goldman Sachs Structured U.S. Equity
     Fund--Class A (GSSQX)                                 6.59%        16.59%         1.99%            9.00%
     (Comparable to ING Goldman Sachs(R) Structured
     Equity)
     S&P 500(R) Index                                      4.91%        14.39%         0.54%            9.07%

     Smith Barney Large Capitalization Growth
     Fund--Class A (SBLGX)                                 5.12%        15.63%         0.07%            8.47%(4)
     (Comparable to ING Legg Mason Partners Large
     Cap Growth)
     Russell 1000(R) Growth Index                          5.26%        13.23%        (3.58)%           6.73%(4)
     S&P 500(R) Index                                      4.91%        14.39%         0.54%            9.07%(4)

     Lord Abbett U.S. Government & Government
     Sponsored Enterprises Fund (LAGVX)                    2.22%         2.53%         4.82%            5.20%
     (Comparable to ING Lord Abbett U.S.
     Government Securities)
     Lehman Brothers Government Bond(R) Index              2.65%         2.83%         5.39%            5.94%

     Neuberger Berman Partners Fund--Inv. (NPRTX)         17.99%        24.10%         6.86%           10.13%
     (Comparable to ING Neuberger Berman Partners)
     S&P 500(R) Index                                      4.91%        14.39%         0.54%            9.07%

     Neuberger Berman Regency Fund--Inv. (NBRVX)          12.42%        23.18%        10.02%           13.61%(5)
     (Comparable to ING Neuberger Berman Regency)
     Russell Midcap Value(R) Index                        12.65%        24.38%        12.21%           13.65%(5)

     Oppenheimer Global Fund--Class A (OPPAX)             13.83%        24.56%         5.74%           13.40%
     (Comparable to ING Oppenheimer Global)
     MSCI World Index(SM)                                 10.02%        19.26%         2.64%            7.47%

     Oppenheimer Strategic Income Fund--Class Y
     (OSIYX)                                               4.40%        11.03%         8.69%            6.48%(6)
     (Comparable to ING Oppenheimer Strategic
     Income)
     Lehman Brothers Aggregate Bond Index                  2.43%         3.62%         5.87%            6.16%(6)
     S&P/Citigroup World Government Bond Index            (6.88)%        5.70%         6.92%            4.99%(6)

                                                                                                    10 YEARS
                                                                                                   (OR SINCE
                                                          1 YEAR       3 YEARS       5 YEARS       INCEPTION)
     Pioneer High Yield Fund--Class A (TAHYX)              2.35%        13.02%        10.40%           10.48%(7)
     (Comparable to ING Pioneer High Yield)
     Merrill Lynch High Yield Master II Index              2.74%        13.44%         8.39%            6.56%(7)
     Merrill Lynch Convertible Bonds (Speculative
     Quality) Index                                       (3.22)%       14.01%         6.39%            8.82%(7)

     Advanced Capital I Equity Growth Fund--Class I
     (ADEGX)                                               9.94%        19.79%         2.51%           11.33%
     (Comparable to ING T. Rowe Price Diversified Mid
     Cap Growth)
     S&P 400 Index                                        12.56%        21.15%         8.60%           14.36%
     Russell Midcap(R) Growth Index                       12.10%        22.70%         1.38%            9.27%

     Templeton Institutional Foreign Equity
     Fund--Class I (TFEQX)                                13.61%        25.24%         8.02%           10.16%
     (Comparable to ING Templeton Foreign Equity)
     MSCI EAFE(R) Index                                   14.02%        24.18%         4.94%            6.18%

     UBS U.S. Small Cap Growth Fund
     (BISCX)                                               6.60%        19.63%         4.63%            8.20%(8)
     (Comparable to ING UBS U.S. Small Cap Growth)
     Russell 2000(R) Growth Index                          4.15%        20.93%         2.28%            4.69%(8)

     Van Kampen Equity and Income Fund--Class A (ACEIX)    7.81%        13.76%         5.70%           11.34%
     (Comparable to ING Van Kampen Equity and Income)
     S&P 500(R) Index                                      4.91%        14.39%         0.54%            9.07%
     Russell 1000(R) Value Index                           7.05%        17.49%         5.28%           10.94%


----------

     (1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000(R) Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower than forecasted growth values. The Lehman Brothers Government Bond Index is a market value weighted index designed to measure the performance of U.S. government and government agency securities, less mortgage type securities, with maturities of one year or more. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The MSCI World Index(SM) is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset backed securities with maturities of at least one year. The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year. The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year. The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. The S&P 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell Midcap(R) Growth Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.
     (2) Portfolio commenced operations on July 30, 1999. The index returns for the Russell 1000(R) Value Index and the S&P 500(R) Index for the period beginning August 1, 1999 are 4.86% and 0.59%, respectively.
     (3) The Portfolio commenced operations on April 30, 2002. The Russell 2000(R) Value Index return for the period beginning April 30, 2002 is 10.86%.
     (4) Portfolio commenced operations on August 29, 1997. The index returns for the Russell 1000(R) Growth Index and the S&P 500(R) Index for the period beginning September 1, 1997 are 2.92% and 5.62%, respectively.
     (5) Portfolio commenced operations on June 1, 1999. The Russell MidCap Value(R) Index return for the period beginning June 1, 1999 is 11.00%.
     (6) Portfolio commenced operations on January 26, 1998. The index returns for the Lehman Brothers Aggregate Bond Index and the S&P/Citigroup World Government Bond Index for the period beginning February 1, 1998 are 5.95% and 5.70%, respectively.
     (7) Portfolio commenced operations on February 12, 1998. The index returns for Merrill Lynch High Yield Master II Index and the Merrill Lynch Convertible Bonds (Speculative Quality) Index for the period beginning February 1, 1998 are 5.03% and 6.93%, respectively.
     (8) Portfolio commenced operations on September 30, 1997. The Russell 2000(R) Growth Index return for the period beginning October 1, 1997 is 1.76%.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Portfolio's Class S and Class ADV shares' financial performance for the past five years (or, if shorter, for the period of the class' operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance product, and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Company's financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI. The annual shareholder report is available upon request without charge by calling 1-800-262-3862. ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and UBS U.S. Small Cap Growth Portfolio did not commence operations as of the fiscal year ended December 31, 2005 therefore financial highlights are not available.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:

                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO           2005           2004           2003           2002           2001
--------------------------------------------------       ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $           14.17          12.98           9.94          12.89          12.92
  Income (loss) from investment operations:
  Net investment income                             $            0.15           0.15           0.11           0.07           0.00*
  Net realized and change in unrealized
  gain (loss) on investments                        $            0.02           1.14           3.00          (3.01)         (0.03)
  Total from investment operations                  $            0.17           1.29           3.11          (2.94)         (0.03)
  Less distributions:
  Net investment income                             $           (0.14)         (0.10)         (0.07)         (0.00)*           --
  Net realized gain on investments                  $              --             --             --          (0.01)            --
  Total distributions                               $           (0.14)         (0.10)         (0.07)         (0.01)            --
  Net asset value, end of period                    $           14.20          14.17          12.98           9.94          12.89
  TOTAL RETURN(2)                                   %            1.26          10.05          31.34         (22.84)         (0.23)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $          43,127         66,267         63,547         46,345         50,415
  Ratios to average net assets:
  Expenses(3)                                       %            1.25           1.25           1.25           1.25           1.25
  Net investment income(3)                          %            1.06           1.05           1.00           0.70           0.58
  Portfolio turnover rate                           %             105             38             38             47              1


(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.005 or $(0.005).



                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO           2005           2004           2003           2002           2001
--------------------------------------------------       ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $           14.05          12.89           9.90          12.89          12.92
  Income (loss) from investment operations:
  Net investment income                             $            0.12+          0.10           0.08           0.03           0.00*
  Net realized and unrealized gain (loss)
  on investments                                    $            0.03           1.14           2.99          (3.00)         (0.03)
  Total from investment operations                  $            0.15           1.24           3.07          (2.97)         (0.03)
  Less distributions:
  Net investment income                             $           (0.12)         (0.08)         (0.08)         (0.01)            --
  Net realized gain on investments                  $              --             --             --          (0.01)            --
  Total distributions                               $           (0.12)         (0.08)         (0.08)         (0.02)            --
  Net asset value, end of period                    $           14.08          14.05          12.89           9.90          12.89
  TOTAL RETURN(2)                                   %            1.09           9.70          31.13         (23.08)         (0.23)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $          11,806          8,684          7,313          5,197             10
  Ratios to average net assets:
  Expenses(3)                                       %            1.50           1.50           1.50           1.50           1.50
  Net investment income(3)                          %            0.87           0.81           0.75           0.99           0.41
  Portfolio turnover rate                           %             105             38             38             47              1



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.005.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING AMERICAN CENTURY SELECT PORTFOLIO                        2005           2004           2003           2002           2001
-------------------------------------                    ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $                9.27           8.85           6.60           9.85           9.92
  Income (loss) from investment operations:
  Net investment income (loss)                  $                0.02          (0.00)*        (0.02)         (0.01)          0.00*
  Net realized and unrealized gain (loss)
  on investments                                $                0.04           0.42           2.27          (3.24)         (0.07)
  Total from investment operations              $                0.06           0.42           2.25          (3.25)         (0.07)
  Net asset value, end of period                $                9.33           9.27           8.85           6.60           9.85
  TOTAL RETURN(2)                               %                0.65+          4.75          34.29         (33.10)         (0.71)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $               8,168         13,482          2,874            321             10
  Ratios to average net assets:
  Expenses(3)                                   %                0.91           1.15           1.25           1.25           1.25
  Net investment income(3)                      %                0.11          (0.10)         (0.45)         (0.31)          0.17
  Portfolio turnover rate                       %                 133            506            169            245              6



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.005 or $(0.005).



                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING AMERICAN CENTURY SELECT PORTFOLIO                        2005           2004           2003           2002           2001
-------------------------------------                    ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $                9.20           8.81           6.58           9.85           9.92
  Income (loss) from investment operations:
  Net investment loss                           $               (0.01)         (0.08)         (0.05)         (0.05)         (0.00)*
  Net realized and unrealized gain (loss)
  on investments                                $                0.05           0.47           2.28          (3.22)         (0.07)
  Total from investment operations              $                0.04           0.39           2.23          (3.27)         (0.07)
  Net asset value, end of period                $                9.24           9.20           8.81           6.58           9.85
  TOTAL RETURN(2)                               %                0.43+          4.43          33.89         (33.20)         (0.71)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              21,390         30,324         53,998         45,533         38,319
  Ratios to average net assets:
  Expenses(3)                                   %                1.16           1.40           1.50           1.50           1.48
  Net investment income(3)                      %               (0.13)         (0.60)         (0.70)         (0.65)         (0.06)
  Portfolio turnover rate                       %                 133            506            169            245              6



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is more than $(0.005).
+ In 2005, the Sub-Adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which did not impact total return.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                             CLASS S                                      CLASS ADV
                                            ------------------------------------------   ------------------------------------------
                                                                             MAY 1,                                       MAY 1,
                                              YEAR ENDED DECEMBER 31,      2002(1) TO      YEAR ENDED DECEMBER 31,      2002(1) TO
ING AMERICAN CENTURY                        ---------------------------   DECEMBER 31,   ---------------------------   DECEMBER 31,
SMALL-MID CAP VALUE PORTFOLIO                2005      2004      2003        2002         2005      2004      2003         2002
-----------------------------               -------   -------   -------   ------------   -------   -------   -------   ------------
PER SHARE OPERATING
PERFORMANCE:
  Net asset value, beginning of
  period                                $     12.22     10.76      8.15          10.00     12.13     10.71      8.13          10.00
  Income (loss) from investment
  operations:
  Net investment income                 $      0.04      0.00*     0.02           0.00*     0.01     (0.02)     0.01           0.00*
  Net realized and unrealized gain
  (loss) on investments                 $      0.92      2.28      2.87          (1.85)     0.92      2.26      2.84          (1.86)
  Total from investment operations      $      0.96      2.28      2.89          (1.85)     0.93      2.24      2.85          (1.86)
  Less distributions:
  Net investment income                 $     (0.02)    (0.00)*   (0.01)         (0.00)*   (0.01)       --     (0.00)*        (0.01)
  Net realized gain on investments      $     (1.42)    (0.82)    (0.27)            --     (1.42)    (0.82)    (0.27)            --
  Total distributions                   $     (1.44)    (0.82)    (0.28)         (0.00)    (1.43)    (0.82)    (0.27)         (0.01)
  Net asset value, end of period        $     11.74     12.22     10.76           8.15     11.63     12.13     10.71           8.13
  TOTAL RETURN(2)                       %      7.85     21.34     35.49         (18.48)     7.65     21.03     35.08         (18.62)

RATIOS AND SUPPLEMENTAL
DATA:
  Net assets, end of period (000's)     $    43,053    37,816    12,363          6,324    11,023     5,266     2,843            815
  Ratios to average net assets:
  Net expenses after expense
  reimbursement(3)                      %      1.55      1.55      1.57           1.65      1.80      1.80      1.82           1.90
  Gross expenses prior to
  expense reimbursement(3)              %      1.55      1.55      1.65           1.65      1.80      1.80      1.90           1.90
  Net investment income(3)              %      0.35      0.09      0.23           0.09      0.10     (0.14)     0.00*          0.06
  Portfolio turnover rate               %       101       107       137             70       101       107       137             70



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.005 or $(0.005).

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                             CLASS S                                      CLASS ADV
                                               ---------------------------------------   ------------------------------------------
                                                                             MAY 1,                                       MAY 1,
                                              YEAR ENDED DECEMBER 31,      2002(1) TO      YEAR ENDED DECEMBER 31,      2002(1) TO
ING BARON SMALL                             ---------------------------   DECEMBER 31,   ---------------------------   DECEMBER 31,
CAP GROWTH PORTFOLIO                         2005      2004      2003        2002         2005      2004      2003         2002
--------------------                        -------   -------   -------   ------------   -------   -------   -------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
  period                                $     14.96     11.69      8.76          10.00     14.85     11.64      8.74          10.00
  Income (loss) from investment
  operations:
  Net investment loss                   $     (0.14)*   (0.09)    (0.07)         (0.06)    (0.19)*   (0.09)    (0.12)         (0.02)
  Net realized and unrealized gain
  (loss) on investments                 $      1.24      3.36      3.00          (1.18)     1.24      3.30      3.02          (1.24)
  Total from investment operations      $      1.10      3.27      2.93          (1.24)     1.05      3.21      2.90          (1.26)
  Net asset value, end of period        $     16.06     14.96     11.69           8.76     15.90     14.85     11.64           8.74
  TOTAL RETURN(2)                       %      7.35     27.97     33.45         (12.40)     7.07     27.58     33.18         (12.60)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $   207,527   114,112    44,200          7,793    31,565    17,106     3,950          2,131
  Ratios to average net assets:
  Net expenses after expense
  reimbursement(3)                      %      1.45      1.45      1.46           1.50      1.70      1.70      1.71           1.75
  Gross expenses prior to expense
  reimbursement(3)                      %      1.50      1.45      1.50           1.50      1.75      1.70      1.75           1.75
  Net investment loss(3)                %     (0.92)    (0.96)    (1.15)         (1.23)    (1.23)    (1.22)    (1.42)         (1.56)
  Portfolio turnover rate               %        11        19        19             12        11        19        19             12



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING DAVIS VENTURE                                        ---------------------------------------------------------   DECEMBER 31,
VALUE PORTFOLIO                                              2005           2004           2003           2002           2001
---------------                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               17.99          16.59          11.97          16.01          15.86
  Income (loss) from investment operations:
  Net investment income (loss)                  $                0.01+          0.00*         (0.02)+         0.21           0.01
  Net realized and unrealized gain (loss)
  on investments                                $                0.69           1.40           4.86          (4.15)          0.14
  Total from investment operations              $                0.70           1.40           4.84          (3.94)          0.15
  Less distributions:
  Net investment income                         $                  --             --          (0.22)         (0.01)            --
  Net realized gain on investments              $                  --             --             --          (0.09)            --
  Total distributions                           $                  --             --          (0.22)         (0.10)            --
  Net asset value, end of period                $               18.69          17.99          16.59          11.97          16.01
  TOTAL RETURN(2)                               %                3.89           8.44          40.68         (24.62)          0.95

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              41,822         56,159         56,159         34,833         40,370
  Ratios to average net assets:
  Expenses(3)                                   %                1.32           1.35           1.35           1.35           1.35
  Net investment income (loss)(3)               %                0.06           0.02          (0.17)          1.48           0.87
  Portfolio turnover rate                       %                 110             33            105            114              4



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.005.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.



                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING DAVIS VENTURE                                        ---------------------------------------------------------   DECEMBER 31,
VALUE PORTFOLIO                                              2005           2004           2003           2002           2001
---------------                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               17.82          16.47          11.94          16.01          15.86
  Income (loss) from investment operations:
  Net investment income (loss)                  $               (0.03)+        (0.02)         (0.07)+         0.06           0.00*
  Net realized and unrealized gain (loss)
  on investments                                $                0.66           1.37           4.85          (4.03)          0.15
  Total from investment operations              $                0.63           1.35           4.78          (3.97)          0.15
  Less distributions:
  Net investment income                         $               (0.00)*           --          (0.25)         (0.01)            --
  Net realized gain on investments              $                  --             --             --          (0.09)            --
  Total distributions                           $               (0.00)*           --          (0.25)         (0.10)            --
  Net asset value, end of period                $               18.46          17.82          16.47          11.94          16.01
  TOTAL RETURN(2)                               %                3.62           8.20          40.31         (24.79)          0.95

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              11,305         10,195          3,299            535             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.57           1.60           1.60           1.60           1.60
  Net investment income (loss)(3)               %               (0.18)         (0.18)         (0.51)          1.79           0.50
  Portfolio turnover rate                       %                 110             33            105            114              4



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.005 or more than $(0.005).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING FUNDAMENTAL RESEARCH PORTFOLIO                           2005           2004           2003           2002           2001
----------------------------------                       ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $                8.70           7.96           6.29           8.16           8.23
  Income (loss) from investment operations:
  Net investment income                         $                0.05+          0.08           0.06           0.05           0.00*
  Net realized and unrealized gain (loss)
  on investments                                $                0.44           0.71           1.66          (1.92)         (0.07)
  Total from investment operations              $                0.49           0.79           1.72          (1.87)         (0.07)
  Less distributions:
  Net investment income                         $               (0.09)         (0.05)         (0.05)         (0.00)*           --
  Net realized gain on investments              $                  --             --             --          (0.00)*           --
  Total distributions                           $               (0.09)         (0.05)         (0.05)         (0.00)            --
  Net asset value, end of period                $                9.10           8.70           7.96           6.29           8.16
  TOTAL RETURN(2)                               %                5.71           9.95          27.38         (22.89)         (0.85)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              26,757         39,657         37,612         32,443         43,927
  Ratios to average net assets:
  Expenses(3)                                   %                1.05           1.05           1.05           1.05           1.05
  Net investment income(3)                      %                0.55           0.93           0.74           0.57           0.44
  Portfolio turnover rate                       %                 220             91             35             60              0



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING FUNDAMENTAL RESEARCH PORTFOLIO                           2005           2004           2003           2002           2001
----------------------------------                       ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $                8.63           7.90           6.28           8.16           8.23
  Income (loss) from investment operations:
  Net investment income                         $                0.03+          0.05           0.05           0.00*          0.00*
  Net realized and unrealized gain (loss)
  on investments                                $                0.43           0.71           1.64          (1.88)         (0.07)
  Total from investment operations              $                0.46           0.76           1.69          (1.88)         (0.07)
  Less distributions:
  Net investment income                         $               (0.07)         (0.03)         (0.07)         (0.00)*           --
  Net realized gain on investments              $                  --             --             --          (0.00)*           --
  Total distributions                           $               (0.07)         (0.03)         (0.07)         (0.00)            --
  Net asset value, end of period                $                9.02           8.63           7.90           6.28           8.16
  TOTAL RETURN(2)                               %                5.33           9.73          26.99         (23.03)         (0.85)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $               3,813          3,625          4,669          1,036             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.30           1.30           1.30           1.30           1.30
  Net investment income(3)                      %                0.30           0.61           0.50           0.53           0.17
  Portfolio turnover rate                       %                 220             91             35             60              0



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING GOLDMAN SACHS(R)                                     ---------------------------------------------------------   DECEMBER 31,
CAPITAL GROWTH PORTFOLIO                                      2005           2004           2003           2002           2001
------------------------                                 ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               11.26          10.36           8.38          11.15          11.24
  Income (loss) from investment operations:
  Net investment income (loss)                  $               (0.03)+         0.02           0.01          (0.01)          0.00*
  Net realized and unrealized gain (loss)
  on investments                                $                0.24           0.88           1.97          (2.76)         (0.09)
  Total from investment operations              $                0.21           0.90           1.98          (2.77)         (0.09)
  Less distributions:
  Net investment income                         $               (0.03)         (0.00)+           --          (0.00)*           --
  Total distributions                           $               (0.03)         (0.00)            --          (0.00)            --
  Net asset value, end of period                $               11.44          11.26          10.36           8.38          11.15
  TOTAL RETURN(2)                               %                1.90           8.74          23.63         (24.84)         (0.80)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              55,785         87,353         90,005         78,023        103,118
  Ratios to net assets:
  Expenses(3)                                   %                1.30           1.30           1.30           1.30           1.30
  Net investment income (loss)(3)               %               (0.26)          0.28           0.06          (0.08)          0.07
  Portfolio turnover rate                       %                  34             46             23             32              1



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.05 or more than $(0.05).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.



                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING GOLDMAN SACHS(R)                                     ---------------------------------------------------------   DECEMBER 31,
CAPITAL GROWTH PORTFOLIO                                      2005           2004           2003           2002           2001
------------------------                                 ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               11.24          10.36           8.41          11.15          11.24
  Income (loss) from investment operations:
  Net investment income (loss)                  $               (0.06)+         0.01          (0.02)         (0.00)*        (0.00)*
  Net realized and unrealized gain (loss)
  on investments                                $                0.25           0.87           1.97          (2.74)         (0.09)
  Total from investment operations              $                0.19           0.88           1.95          (2.74)         (0.09)
  Less distributions:
  Net investment income                         $                  --             --             --          (0.00)*           --
  Total distributions                           $                  --             --             --          (0.00)            --
  Net asset value, end of period                $               11.43          11.24          10.36           8.41          11.15
  TOTAL RETURN(2)                               %                1.69           8.49          23.19         (24.56)         (0.80)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $               3,845          6,117          5,299          4,124             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.55           1.55           1.55           1.55           1.55
  Net investment income (loss)(3)               %               (0.51)          0.06          (0.19)         (0.09)         (0.03)
  Portfolio turnover rate                       %                  34             46            223             32              1



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is more than $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                      CLASS S                              CLASS ADV
                                                         ----------------------------------   ----------------------------------
                                                             YEAR ENDED           MAY 1,          YEAR ENDED           MAY 1,
                                                            DECEMBER 31,        2003(1) TO       DECEMBER 31,        2003(1) TO
ING GOLDMAN SACHS(R)                                     -------------------   DECEMBER 31,   -------------------   DECEMBER 31,
STRUCTURED EQUITY PORTFOLIO                                2005       2004         2003         2005       2004         2003
---------------------------                              --------   --------   ------------   --------   --------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
  period                                        $           13.38      12.44          10.00      13.31      12.42          10.00
  Income from investment operations:
  Net investment income                         $            0.07       0.11           0.04       0.04*      0.08           0.02
  Net realized and unrealized
  gain on investments                           $            0.53       1.43           2.40       0.52       1.43           2.40
  Total from investment operations              $            0.60       1.54           2.44       0.56       1.51           2.42
  Less distributions:
  Net investment income                         $           (0.11)     (0.04)            --      (0.14)     (0.06)            --
  Net realized gain on investments              $           (1.42)     (0.56)            --      (1.42)     (0.56)            --
  Total distributions                           $           (1.53)     (0.60)            --      (1.56)     (0.62)            --
  Net asset value, end of period                $           12.45      13.38          12.44      12.31      13.31          12.42
  TOTAL RETURN(2)                               %            5.54      13.00          24.40       5.26      12.76          24.20

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $          99,719    113,003         96,497        953        108              1
  Ratios to average net assets:
  Expenses(3)                                   %            1.15       1.15           1.15       1.40       1.40           1.40
  Net investment income(3)                      %            0.54       0.91           0.53       0.34       1.14           0.27
  Portfolio turnover rate                       %             108        120             66        108        120             66


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(3) TO
ING JPMORGAN                                             ---------------------------------------------------------   DECEMBER 31,
INTERNATIONAL PORTFOLIO                                      2005           2004           2003           2002           2001
-----------------------                                  ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               12.24          10.44           8.15          10.04          10.18
  Income (loss) from investment operations:
  Net investment income (loss)                  $                0.13*          0.11          (0.05)          0.02*         (0.00)+
  Net realized and unrealized gain (loss)
  on investments                                $                1.06           1.81           2.43          (1.86)         (0.14)
  Total from investment operations              $                1.19           1.92           2.38          (1.84)         (0.14)
  Less distributions:
  Net investment income                         $               (0.09)         (0.12)         (0.09)         (0.05)            --
  Total distributions                           $               (0.09)         (0.12)         (0.09)         (0.05)            --
  Net asset value, end of period                $               13.34          12.24          10.44           8.15          10.04
  TOTAL RETURN(1)                               %                9.79          18.65          29.38         (18.29)         (1.38)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $             563,406        201,653          8,034             18             10
  Ratios to average net assets:
  Expenses(2)                                   %                1.25           1.25           1.25           1.25           1.25
  Net investment income (loss)(2)               %                1.03           0.85          (0.21)          0.24          (0.34)
  Portfolio turnover rate                       %                   8             12             23            174             97



(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.
+    Amount is more than $(0.01).

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING JPMORGAN                                             ---------------------------------------------------------   DECEMBER 31,
INTERNATIONAL PORTFOLIO                                      2005           2004           2003           2002           2001
-----------------------                                  ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               12.18          10.40           8.13          10.03          10.18
  Income (loss) from investment operations:
  Net investment income (loss)                  $                0.10*          0.08           0.05          (0.04)*        (0.00)+
  Net realized and unrealized gain (loss)
  on investments                                $                1.04           1.81           2.30          (1.81)         (0.15)
  Total from investment operations              $                1.14           1.89           2.35          (1.85)         (0.15)
  Less distributions:
  Net investment income                         $               (0.06)         (0.11)         (0.08)         (0.05)            --
  Total distributions                           $               (0.06)         (0.11)         (0.08)         (0.05)            --
  Net asset value, end of period                $               13.26          12.18          10.40           8.13          10.03
  TOTAL RETURN(2)                               %                9.42          18.34          28.98         (18.48)         (1.47)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $               3,505          2,224          1,184            485             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.50           1.50           1.50           1.50           1.50
  Net investment income (loss)(3)               %                0.84           0.85           0.86          (0.45)         (0.67)
  Portfolio turnover rate                       %                   8             12             23            174             97



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.
+    Amount is more than $(0.01).

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                             CLASS S                                      CLASS ADV
                                            ------------------------------------------   ------------------------------------------
                                                                             MAY 1,                                       MAY 1,
                                              YEAR ENDED DECEMBER 31,      2002(1) TO      YEAR ENDED DECEMBER 31,      2002(1) TO
ING JPMORGAN                                ---------------------------   DECEMBER 31,   ---------------------------   DECEMBER 31,
MID CAP VALUE PORTFOLIO                      2005      2004      2003        2002         2005      2004      2003         2002
-----------------------                     -------   -------   -------   ------------   -------   -------   -------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning
  of period                             $     13.89     11.89      9.23          10.00     13.84     11.86      9.22          10.00
  Income (loss) from investment
  operations:
  Net investment income (loss)          $      0.05      0.02      0.04           0.02      0.02     (0.00)*    0.03           0.01
  Net realized and unrealized gain
  (loss) on investments                 $      1.13      2.42      2.73          (0.77)     1.11      2.40      2.70          (0.77)
  Total from investment operations      $      1.18      2.44      2.77          (0.75)     1.13      2.40      2.73          (0.76)
  Less distributions:
  Net investment income                 $     (0.04)    (0.02)    (0.03)         (0.02)    (0.03)       --     (0.01)         (0.02)
  Net realized gain on investments      $     (1.05)    (0.42)    (0.08)            --     (1.05)    (0.42)    (0.08)            --
  Total distributions                   $     (1.09)    (0.44)    (0.11)         (0.02)    (1.08)    (0.42)    (0.09)         (0.02)
  Net asset value, end of period        $     13.98     13.89     11.89           9.23     13.89     13.84     11.86           9.22
  TOTAL RETURN(2)                       %      8.49     20.59     30.05          (7.53)     8.11     20.31     29.68          (7.64)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $    78,459    64,420    16,372          6,027    12,408     4,980     1,354            331
  Ratios to average net assets:
  Expenses(3)                           %      1.35      1.35      1.35           1.35      1.60      1.60      1.60           1.60
  Net investment income (loss)(3)       %      0.39      0.26      0.61           0.35      0.20     (0.02)     0.36           0.26
  Portfolio turnover rate               %        52        45        44             31        52        45        44             31



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is more than $0.005, or $(0.005).



                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(3) TO
ING LEGG MASON PARTNERS                                  ---------------------------------------------------------   DECEMBER 31,
AGGRESSIVE GROWTH PORTFOLIO                                  2005           2004           2003           2002           2001
---------------------------                              ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               39.65          36.23          26.28          40.72          41.09
  Income (loss) from investment operations:
  Net investment loss                           $               (0.23)         (0.01)         (0.28)*        (0.18)         (0.01)
  Net realized and unrealized gain (loss)
  on investments                                $                4.66           3.43          10.23         (14.26)         (0.36)
  Total from investment operations              $                4.43           3.42           9.95         (14.44)         (0.37)
  Net asset value, end of period                $               44.08          39.65          36.23          26.28          40.72
  TOTAL RETURN(1)                               %               11.17+          9.44          37.86         (35.46)         (0.90)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $             437,476        355,857         13,970              7             10
  Ratios to average net assets:
  Expenses(2)                                   %                1.06           1.07           1.12           1.07           1.04
  Net investment loss(2)                        %               (0.58)         (0.04)         (0.82)         (0.57)         (0.50)
  Portfolio turnover rate                       %                  10              3              0            174            160



(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.
(3)  Commencement of operations.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.
+ In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

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FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                    CLASS ADV
                                                     ------------------------------------------------------------------------
                                                                                                                 DECEMBER 10,
                                                                      YEAR ENDED DECEMBER 31,                     2001(1) TO
ING LEGG MASON PARTNERS                              ---------------------------------------------------------   DECEMBER 31,
AGGRESSIVE GROWTH PORTFOLIO                              2005           2004           2003           2002           2001
---------------------------                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $           39.35          36.04          26.22          40.71          41.09
  Income (loss) from investment operations:
  Net investment loss                           $           (0.33)*        (0.12)         (0.28)*        (0.25)         (0.02)
  Net realized and unrealized gain (loss)
  on investments                                $            4.62           3.43          10.10         (14.24)         (0.36)
  Total from investment operations              $            4.29           3.31           9.82         (14.49)         (0.38)
  Net asset value, end of period                $           43.64          39.35          36.04          26.22          40.71
  TOTAL RETURN(2)                               %           10.90+          9.18          37.45         (35.59)         (0.92)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $           7,843          3,196          1,014            489             10
  Ratios to average net assets:
  Expenses(3)                                   %            1.31           1.32           1.33           1.32           1.29
  Net investment loss(3)                        %           (0.82)         (0.45)         (0.88)         (0.76)         (0.66)
  Portfolio turnover rate                       %              10              3              0            174            160


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.
+ In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.


                                                                      CLASS S                             CLASS ADV
                                                         ----------------------------------   ----------------------------------
                                                             YEAR ENDED           MAY 1,          YEAR ENDED           MAY 1,
                                                            DECEMBER 31,        2003(1) TO       DECEMBER 31,        2003(1) TO
ING LEGG MASON PARTNERS                                  -------------------   DECEMBER 31,   -------------------   DECEMBER 31,
LARGE CAP GROWTH PORTFOLIO                                 2005       2004         2003         2005       2004         2003
--------------------------                               --------   --------   ------------   --------   --------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning
  of period                                     $           12.22      12.11          10.00      12.18      12.09          10.00
  Income (loss) from investment
  operations:
  Net investment loss                           $           (0.03)     (0.00)*        (0.04)     (0.06)     (0.08)         (0.06)
  Net realized and unrealized gain
  on investments                                $            0.53       0.67           2.15       0.52       0.73           2.15
  Total from investment operations              $            0.50       0.67           2.11       0.46       0.65           2.09
  Less distributions:
  Net realized gain on investments              $           (1.15)     (0.56)            --      (1.15)     (0.56)            --
  Total distributions                           $           (1.15)     (0.56)            --      (1.15)     (0.56)            --
  Net asset value, end of period                $           11.57      12.22          12.11      11.49      12.18          12.09
  TOTAL RETURN(2)                               %            5.02       6.45          21.00       4.69       6.21          20.90

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $          14,287     16,118              1     25,166     33,408         42,935
  Ratios to average net assets:
  Expenses(3)                                   %            1.09       1.14           1.15       1.34       1.39           1.40
  Net investment loss(3)                        %           (0.23)     (0.21)         (0.53)     (0.49)     (0.57)         (0.78)
  Portfolio turnover rate                       %              27        291            116         27        291            116


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*    Amount is less than $0.005, or $(0.005)%.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING MFS CAPITAL                                          ---------------------------------------------------------   DECEMBER 31,
OPPORTUNITIES PORTFOLIO                                      2005           2004           2003           2002           2001
-----------------------                                  ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               27.04          24.09          18.89          27.11          27.21
  Income (loss) from investment operations:
  Net investment income (loss)                  $                0.05*          0.16*          0.05*          0.02*         (0.00)+
  Net realized and unrealized gain (loss)
  on investments                                $                0.28           2.87           5.19          (8.24)         (0.10)
  Total from investment operations              $                0.33           3.03           5.24          (8.22)         (0.10)
  Less distributions:
  Net investment income                         $               (0.13)         (0.08)         (0.04)            --             --
  Total distributions                           $               (0.13)         (0.08)         (0.04)            --             --
  Net asset value, end of period                $               27.24          27.04          24.09          18.89          27.11
  TOTAL RETURN(2)                               %                1.25          12.63          27.74         (30.35)         (0.37)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $                 277            445            391             80             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.15           1.15           1.15           1.15           1.15
  Net investment income (loss)(3)               %                0.18           0.62           0.21           0.08          (0.03)
  Portfolio turnover rate                       %                  95             74             65            151            106



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.
+    Amount is more than $(0.005).



                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING MFS CAPITAL                                          ---------------------------------------------------------   DECEMBER 31,
OPPORTUNITIES PORTFOLIO                                      2005           2004           2003           2002           2001
-----------------------                                  ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               26.86          23.98          18.84          27.11          27.21
  Income (loss) from investment operations:
  Net investment income (loss)                  $               (0.02)*         0.03*         (0.01)*        (0.01)*        (0.01)
  Net realized and unrealized gain (loss)
  on investments                                $                0.29           2.92           5.17          (8.26)         (0.09)
  Total from investment operations              $                0.27           2.95           5.16          (8.27)         (0.10)
  Less distributions:
  Net investment income                         $               (0.10)         (0.07)         (0.02)            --             --
  Total distributions                           $               (0.10)         (0.07)         (0.02)            --             --
  Net asset value, end of period                $               27.03          26.86          23.98          18.84          27.11
  TOTAL RETURN(2)                               %                1.03          12.36          27.39         (30.51)         (0.37)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $                 214            267            159             54             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.40           1.40           1.40           1.40           1.40
  Net investment income (loss)(3)               %               (0.08)          0.27          (0.04)         (0.06)         (0.33)
  Portfolio turnover rate                       %                  95             74             65            151            106



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING OPCAP BALANCED                                       ---------------------------------------------------------   DECEMBER 31,
VALUE PORTFOLIO                                              2005           2004           2003           2002           2001
---------------                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               13.43          12.29           9.64          12.40          12.55
  Income (loss) from investment operations:
  Net investment income                         $                0.08           0.04           0.11           0.23           0.00*
  Net realized and unrealized gain (loss)
  on investments                                $                0.29           1.22           2.79          (2.86)         (0.15)
  Total from investment operations              $                0.37           1.26           2.90          (2.63)         (0.15)
  Less distributions:
  Net investment income                         $               (0.05)         (0.12)         (0.25)         (0.01)            --
  Net realized gain on investments              $                  --             --             --          (0.12)            --
  Total distributions                           $               (0.05)         (0.12)         (0.25)         (0.13)            --
  Net asset value, end of period                $               13.75          13.43          12.29           9.64          12.40
  TOTAL RETURN(2)                               %                2.70          10.32          30.32         (21.23)         (1.20)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $             120,274        160,159        140,554        102,619        143,306
  Ratios to average net assets:
  Expenses(3)                                   %                1.25           1.25           1.25           1.25           1.27
  Net investment income(3)                      %                0.58           0.35           1.00           1.85           0.52
  Portfolio turnover rate                       %                  80            110            125            133              8



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.



                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING OPCAP BALANCED                                       ---------------------------------------------------------   DECEMBER 31,
VALUE PORTFOLIO                                              2005           2004           2003           2002           2001
---------------                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               13.32          12.21           9.61          12.40          12.55
  Income (loss) from investment operations:
  Net investment income                         $                0.04           0.04           0.09           0.05           0.00*
  Net realized and unrealized gain (loss)
  on investments                                $                0.29           1.17           2.77          (2.71)         (0.15)
  Total from investment operations              $                0.33           1.21           2.86          (2.66)         (0.15)
  Less distributions:
  Net investment income                         $               (0.03)         (0.10)         (0.26)         (0.01)            --
  Net realized gain on investments              $                  --             --             --          (0.12)            --
  Total distributions                           $               (0.03)         (0.10)         (0.26)         (0.13)            --
  Net asset value, end of period                $               13.62          13.32          12.21           9.61          12.40
  TOTAL RETURN(2)                               %                2.46          10.00          30.08         (21.46)         (1.20)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $               3,458          3,767          2,665          1,756             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.50           1.50           1.50           1.50           1.50
  Net investment income(3)                      %                0.32           0.10           0.74           1.40           0.21
  Portfolio turnover rate                       %                  80            110            125            133              8



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                  CLASS S
                                                         ---------------------------------------------------------
                                                                                                          MAY 1,
                                                                    YEAR ENDED DECEMBER 31,            2002(1) TO
                                                         ------------------------------------------   DECEMBER 31,
ING OPPENHEIMER GLOBAL PORTFOLIO                             2005           2004           2003           2002
--------------------------------                         ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               12.58          11.06           8.39          10.00
  Income (loss) from investment operations:
  Net investment income                         $                0.09+          0.02           0.02           0.00*
  Net realized and unrealized gain (loss)
  on investments                                $                1.58           1.62           2.65          (1.61)
  Total from investment operations              $                1.67           1.64           2.67          (1.61)
  Less distributions:
  Net investment income                         $               (0.10)         (0.00)*           --             --
  Net realized gain on investments              $               (0.25)         (0.12)            --             --
  Total distributions                           $               (0.35)         (0.12)            --             --
  Net asset value, end of period                $               13.90          12.58          11.06           8.39
  TOTAL RETURN(2)                               %               13.27          15.01          31.82         (16.10)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              40,831         19,143         14,291          8,516
  Ratios to average net assets:
  Expenses(3)                                   %                0.91           1.02           1.45           1.45
  Net investment income(3)                      %                0.71           0.19           0.19           0.07
  Portfolio turnover rate                       %                  53            390            157             87



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.



                                                                               CLASS ADV
                                                         ---------------------------------------------------------
                                                                                                          MAY 1,
                                                                   YEAR ENDED DECEMBER 31,             2002(1) TO
                                                         ------------------------------------------   DECEMBER 31,
ING OPPENHEIMER GLOBAL PORTFOLIO                             2005           2004           2003           2002
--------------------------------                         ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               12.50          11.02           8.38          10.00
  Income (loss) from investment operations:
  Net investment income (loss)                  $                0.07+          0.03           0.00*         (0.01)
  Net realized and unrealized gain (loss)
  on investments                                $                1.56           1.57           2.64          (1.61)
  Total from investment operations              $                1.63           1.60           2.64          (1.62)
  Less distributions:
  Net investment income                         $               (0.04)         (0.00)*           --             --
  Net realized gain on investments              $               (0.24)         (0.12)            --             --
  Total distributions                           $               (0.28)         (0.12)            --             --
  Net asset value, end of period                $               13.85          12.50          11.02           8.38
  TOTAL RETURN(2)                               %               13.07          14.71          31.50         (16.20)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $             106,510        127,653            856            665
  Ratios to net assets:
  Net expenses after expense
  reimbursement(3)                              %                1.15           1.27           1.70           1.70
  Gross expenses prior to expense
  reimbursement(3)                              %                1.16           1.28             --             --
  Net investment income (loss)(3)               %                0.60           0.55           0.01          (0.43)
  Portfolio turnover rate                       %                  53            390            157             87



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                   CLASS S                      CLASS ADV
                                                         ---------------------------   ---------------------------
                                                                         NOVEMBER 8,                   NOVEMBER 8,
                                                          YEAR ENDED     2004(1) TO     YEAR ENDED     2004(1) TO
ING OPPENHEIMER STRATEGIC                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
INCOME PORTFOLIO                                             2005           2004           2005           2004
----------------                                         ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               10.11          10.00          10.11          10.00
  Income (loss) from investment operations:
  Net investment income                         $                0.32*          0.02           0.30*          0.02
  Net realized and unrealized gain (loss)
  on investments                                $               (0.24)          0.11          (0.24)          0.11
  Total from investment operations              $                0.08           0.13           0.06           0.13
  Less distributions:
  Net investment income                         $               (0.20)         (0.02)         (0.19)         (0.02)
  Total distributions                           $               (0.20)         (0.02)         (0.19)         (0.02)
  Net asset value, end of period                $                9.99          10.11           9.98          10.11
  TOTAL RETURN(2)                               %                0.84           1.27           0.61           1.26

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              60,478         60,836          5,082          3,655
  Ratios to average net assets:
  Net expenses after expense
  reimbursement(3)                              %                0.75           0.77           1.00           1.02
  Gross expenses prior to expense
  reimbursement(3)                              %                0.79           0.81           1.04           1.06
  Net investment income(3)                      %                3.14           2.40           2.94           2.15
  Portfolio turnover rate                       %                 216            145            216            145



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.



                                                              CLASS S                                   CLASS ADV
                                            ------------------------------------------   ------------------------------------------
                                                                             MAY 1,                                       MAY 1,
                                              YEAR ENDED DECEMBER 31,      2002(1) TO      YEAR ENDED DECEMBER 31,      2002(1) TO
ING PIMCO                                   ---------------------------   DECEMBER 31,   ---------------------------   DECEMBER 31,
TOTAL RETURN PORTFOLIO                       2005      2004      2003         2002        2005      2004      2003         2002
----------------------                      -------   -------   -------   ------------   -------   -------   -------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning
  of period                             $     10.96     10.61     10.55          10.00     10.91     10.59     10.53          10.00
  Income from investment operations:
  Net investment income                 $      0.30*     0.14*     0.22*          0.14      0.28*     0.09*     0.20*          0.07
  Net realized and unrealized gain
  on investments                        $     (0.07)     0.32      0.21           0.67     (0.08)     0.34      0.20           0.72
  Total from investment operations      $      0.23      0.46      0.43           0.81      0.20      0.43      0.40           0.79
  Less distributions:
  Net investment income                 $     (0.18)       --     (0.30)         (0.15)    (0.16)       --     (0.27)         (0.15)
  Net realized gain on investments      $     (0.14)    (0.11)    (0.07)         (0.11)    (0.14)    (0.11)    (0.07)         (0.11)
  Total distributions                   %     (0.32)    (0.11)    (0.37)         (0.26)    (0.30)    (0.11)    (0.34)         (0.26)
  Net asset value, end of period        $     10.87     10.96     10.61          10.55     10.81     10.91     10.59          10.53
  TOTAL RETURN(2)                       %      2.08      4.33      4.06           8.07      1.80      4.06      3.86           7.88

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $    83,782    88,424    50,174         25,186    23,018    14,827    10,388          4,880
  Ratios to average net assets:
  Expenses(3)                           %      1.10      1.10      1.10           1.10      1.35      1.35      1.35           1.35
  Net investment income(3)              %      2.73      1.32      2.07           2.60      2.54      0.81      1.84           2.40
  Portfolio turnover rate               %       926       377       471            419       926       377       471            419



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING T. ROWE PRICE DIVERSIFIED MID                        ---------------------------------------------------------   DECEMBER 31,
CAP GROWTH PORTFOLIO                                         2005           2004           2003           2002           2001
--------------------                                     ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $                7.99           7.36           5.09           7.29           7.23
  Income (loss) from investment operations:
  Net investment loss                           $               (0.03)         (0.07)         (0.04)         (0.02)         (0.00)*
  Net realized and unrealized gain (loss) on
  investments                                   $                0.73           0.70           2.31          (2.18)          0.06
  Total from investment operations              $                0.70           0.63           2.27          (2.20)          0.06
  Less distributions:
  Net realized gain on investments              $               (0.14)            --             --             --             --
  Total distributions                           $               (0.14)            --             --             --             --
  Net asset value, end of period                $                8.55           7.99           7.36           5.09           7.29
  TOTAL RETURN(2)                               %                8.96           8.56          44.60         (30.18)          0.83

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              21,871         29,155         30,354          1,110             10
  Ratios to average net assets:
  Expenses(3)                                   %                0.91           1.21           1.30           1.30           1.30
  Net investment loss(3)                        %               (0.30)         (0.88)         (1.00)         (0.90)         (0.99)
  Portfolio turnover rate                       %                  94            441            187            328             58



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.005.



                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING T. ROWE PRICE DIVERSIFIED MID                        ---------------------------------------------------------   DECEMBER 31,
CAP GROWTH PORTFOLIO                                         2005           2004           2003           2002           2001
--------------------                                     ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $                7.94           7.33           5.08           7.29           7.23
  Income (loss) from investment operations:
  Net investment loss                           $               (0.05)         (0.10)         (0.07)         (0.07)         (0.01)
  Net realized and unrealized gain (loss)
  on investments                                $                0.72           0.71           2.32          (2.14)          0.07
  Total from investment operations              $                0.67           0.61           2.25          (2.21)          0.06
  Less distributions:
  Net realized gain on investments              $               (0.14)            --             --             --             --
  Total distributions                           $               (0.14)            --             --             --             --
  Net asset value, end of period                $                8.47           7.94           7.33           5.08           7.29
  TOTAL RETURN(2)                               %                8.64           8.32          44.29         (30.32)          0.83

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              69,686         80,813        107,353         71,775         80,999
  Ratios to net assets:
  Net expenses after expense reimbursement(3)   %                1.15           1.46           1.55           1.55           1.53
  Gross expenses prior to expense
  reimbursement(3)                              %                1.16           1.47             --             --             --
  Net investment loss(3)                        %               (0.54)         (1.13)         (1.24)         (1.19)         (1.28)
  Portfolio turnover rate                       %                  94            441            187            328             58



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(3) TO
ING T. ROWE PRICE                                        ---------------------------------------------------------   DECEMBER 31,
GROWTH EQUITY PORTFOLIO                                      2005           2004           2003           2002           2001
-----------------------                                  ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               49.48          45.12          34.59          45.31          45.44
  Income (loss) from investment operations:
  Net investment income                         $                0.06+          0.22           0.06           0.03+          0.00*
  Net realized and unrealized gain (loss) on
  investments                                   $                2.85           4.16          10.52         (10.67)         (0.13)
  Total from investment operations              $                2.91           4.38          10.58         (10.64)         (0.13)
  Less distributions:
  Net investment income                         $               (0.23)         (0.02)         (0.05)         (0.08)            --
  Total distributions                           $               (0.23)         (0.02)         (0.05)         (0.08)            --
  Net asset value, end of period                $               52.16          49.48          45.12          34.59          45.31
  TOTAL RETURN(1)                               %                5.92           9.74          30.58         (23.50)         (0.29)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $             163,188         18,642          8,251          1,530             10
  Ratios to average net assets:
  Expenses(2)                                   %                1.00           1.00           1.00           1.00           1.00
  Net investment income(2)                      %                0.12           0.62           0.04           0.09           0.17
  Portfolio turnover rate                       %                  41             39             34             49             65



(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations.
*    Amount is less than $0.01.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.



                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
ING T. ROWE PRICE                                        ---------------------------------------------------------   DECEMBER 31,
GROWTH EQUITY PORTFOLIO                                      2005           2004           2003           2002           2001
-----------------------                                  ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               49.14          44.89          34.50          45.30          45.44
  Income (loss) from investment operations:
  Net investment income (loss)                  $               (0.06)+         0.11          (0.01)         (0.06)+        (0.00)*
  Net realized and unrealized gain (loss) on
  investments                                   $                2.84           4.14          10.44         (10.66)         (0.14)
  Total from investment operations              $                2.78           4.25          10.43         (10.72)         (0.14)
  Less distributions:
  Net investment income                         $               (0.05)            --          (0.04)         (0.08)            --
  Total distributions                           $               (0.05)            --          (0.04)         (0.08)            --
  Net asset value, end of period                $               51.87          49.14          44.89          34.50          45.30
  TOTAL RETURN(2)                               %                5.66           9.47          30.27         (23.70)         (0.31)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              86,781         78,870         60,182         13,601             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.25           1.25           1.25           1.25           1.25
  Net investment income (loss)(3)               %               (0.12)          0.19          (0.24)         (0.18)         (0.00)*
  Portfolio turnover rate                       %                  41             39             34             49             65



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is more than $(0.01) or (0.01)
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(3) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO                      2005           2004           2003           2002           2001
---------------------------------------                  ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $                8.52           7.49           6.05           8.10           8.12
  Income (loss) from investment operations:
  Net investment income (loss)                  $                0.06+          0.09           0.01           0.01          (0.00)*
  Net realized and unrealized gain (loss) on
  investments                                   $                0.70           1.00           1.47          (2.05)         (0.02)
  Total from investment operations              $                0.76           1.09           1.48          (2.04)         (0.02)
  Less distributions:
  Net investment income                         $               (0.07)         (0.06)         (0.04)         (0.01)            --
  Total distributions                           $               (0.07)         (0.06)         (0.04)         (0.01)            --
  Net asset value, end of period                $                9.21           8.52           7.49           6.05           8.10
  TOTAL RETURN(1)                               %                8.99          14.59          24.54         (25.15)         (0.25)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $               9,667          2,356          1,352              8             10
  Ratios to average net assets:
  Expenses(2)                                   %                1.10           1.10           1.10           1.09           1.09
  Net investment income (loss)(2)               %                0.64           1.06           0.37           0.26          (0.17)
  Portfolio turnover rate                       %                  51            140            126            106             92



(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations.
*    Amount is less than $0.005.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.



                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO                      2005           2004           2003           2002           2001
---------------------------------------                  ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $                8.52           7.49           6.04           8.10           8.12
  Income (loss) from investment operations:
  Net investment income (loss)                  $                0.03+          0.05           0.02           0.02          (0.00)*
  Net realized and unrealized gain (loss) on
  investments                                   $                0.70           1.01           1.45          (2.07)         (0.02)
  Total from investment operations              $                0.73           1.06           1.47          (2.05)         (0.02)
  Less distributions:
  Net investment income                         $               (0.06)         (0.03)         (0.02)         (0.01)            --
  Total distributions                           $               (0.06)         (0.03)         (0.02)         (0.01)            --
  Net asset value, end of period                $                9.19           8.52           7.49           6.04           8.10
  TOTAL RETURN(2)                               %                8.67          14.21          24.42         (25.29)         (0.25)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $                 426             48             39             39             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.35           1.35           1.35           1.34           1.34
  Net investment income (loss)(3)               %                0.37           0.73           0.33           0.29          (0.33)
  Portfolio turnover rate                       %                  51            140            126            106             92



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is more than $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                           CLASS S                                     CLASS ADV
                                            ------------------------------------------   ------------------------------------------
                                                                             MAY 1,                                       MAY 1,
                                              YEAR ENDED DECEMBER 31,      2002(1) TO      YEAR ENDED DECEMBER 31,      2002(1) TO
ING VAN KAMPEN                              ---------------------------   DECEMBER 31,   ---------------------------   DECEMBER 31,
COMSTOCK PORTFOLIO                            2005      2004      2003        2002         2005      2004      2003        2002
------------------                          -------   -------   -------   ------------   -------   -------   -------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning
  of period                             $     12.29     10.58      8.34          10.00     12.22     10.55      8.32          10.00
  Income (loss) from investment
  operations:
  Net investment income                 $      0.16*     0.09      0.05           0.05      0.13*     0.08      0.07           0.01
  Net realized and unrealized gain
  (loss) on investments                 $      0.24      1.67      2.42          (1.67)     0.24      1.64      2.37          (1.65)
  Total from investment operations      $      0.40      1.76      2.47          (1.62)     0.37      1.72      2.44          (1.64)
  Less distributions:
  Net investment income                 $     (0.07)       --     (0.06)         (0.04)    (0.04)       --     (0.04)         (0.04)
  Net realized gain on investments      $     (0.46)    (0.05)    (0.17)            --     (0.47)    (0.05)    (0.17)            --
  Total distributions                   $     (0.53)    (0.05)    (0.23)         (0.04)    (0.51)    (0.05)    (0.21)         (0.04)
  Net asset value, end of period        $     12.16     12.29     10.58           8.34     12.08     12.22     10.55           8.32
  TOTAL RETURN(2)                       %      3.47     16.74     29.67         (16.22)     3.20     16.41     29.34         (16.36)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)     $   537,092   317,797   139,236         12,723    25,455    12,569     8,556          3,699
  Ratios to average net assets:
  Net expenses after expense
  reimbursement(3)                      %      1.12      1.15      1.20           1.20      1.37      1.40      1.45           1.45
  Gross expenses prior to expense
  reimbursement(3)                      %      1.20      1.15      1.20           1.20      1.45      1.40      1.45           1.45
  Net investment income(3)              %      1.31      1.15      1.06           1.23      1.06      0.86      0.77           1.75
  Portfolio turnover rate               %        27        30        32             47        27        30        32             47



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.



                                                                                         CLASS S
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO                   2005           2004           2003           2002           2001
------------------------------------------               ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               33.37          30.27          23.88          31.14          31.41
  Income (loss) from investment operations:
  Net investment income                         $                0.63+          0.17           0.12           0.07           0.00*
  Net realized and unrealized gain (loss) on
  investments                                   $                1.96           3.03           6.33          (7.28)         (0.27)
  Total from investment operations              $                2.59           3.20           6.45          (7.21)         (0.27)
  Less distributions:
  Net investment income                         $                  --          (0.10)         (0.06)         (0.00)+*          --
  Net realized gain on investments              $               (0.03)            --             --          (0.05)            --
  Total distributions                           $               (0.03)         (0.10)         (0.06)         (0.05)            --
  Net asset value, end of period                $               35.93          33.37          30.27          23.88          31.14
  TOTAL RETURN(2)                               %                7.77          10.62          27.04         (23.13)         (0.86)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              59,793         34,477         17,744         13,685         13,660
  Ratios to average net assets:
  Expenses(3)                                   %                0.82           0.99           1.35           1.35           1.34
  Net investment income(3)                      %                1.84           0.99           0.46           0.27           0.04
  Portfolio turnover rate                       %                 125            797             17             15              5



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.005.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                        CLASS ADV
                                                         ------------------------------------------------------------------------
                                                                                                                     DECEMBER 10,
                                                                          YEAR ENDED DECEMBER 31,                     2001(1) TO
                                                         ---------------------------------------------------------   DECEMBER 31,
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO                   2005           2004           2003           2002           2001
------------------------------------------               ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period          $               33.11          30.07          23.81          31.13          31.41
  Income (loss) from investment operations:
  Net investment income (loss)                  $                0.53+          0.15           0.06           0.02          (0.00)*
  Net realized and unrealized gain (loss) on
  investments                                   $                1.95           2.96           6.30          (7.29)         (0.28)
  Total income (loss) from investment
  operations                                    $                2.48           3.11           6.36          (7.27)         (0.28)
  Less distributions:
  Net investment income                         $               (0.01)         (0.07)         (0.10)            --             --
  Net realized gain on investments              $               (0.03)            --             --          (0.05)            --
  Total distributions                           $               (0.04)         (0.07)         (0.10)         (0.05)            --
  Net asset value, end of period                $               35.55          33.11          30.07          23.81          31.13
  TOTAL RETURN(2)                               %                7.49          10.32          26.76         (23.35)         (0.89)

RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $              14,307          8,611            123             22             10
  Ratios to average net assets:
  Expenses(3)                                   %                1.07           1.24           1.60           1.60           1.60
  Net investment income (loss)(3)               %                1.56           1.29           0.22           0.09          (0.17)
  Portfolio turnover rate                       %                 125            797             17             15              5



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.005.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ. 85258

For investors who want more information about the Company, the following documents are available free upon request:


- STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 28, 2006, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.


- ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS: Additional information about the Company's investments is available in the Company's annual and semi-annual shareholder reports. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.

For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.


The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.


                                        Investment Company Act File No. 811-8319

APRIL 28, 2006                          PROSPECTUS -- INITIAL CLASS ("I CLASS")

--------------------------------------------------------------------------------


                               ING PARTNERS, INC.


     -    ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO--Sub-Adviser:
          American Century Investment Management, Inc.

     - ING AMERICAN CENTURY SELECT PORTFOLIO--Sub-Adviser: American Century Investment Management, Inc.

     -    ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO--Sub-Adviser:
          American Century Investment Management, Inc.

     -    ING BARON ASSET PORTFOLIO--Sub-Adviser: BAMCO, Inc.

     -    ING BARON SMALL CAP GROWTH PORTFOLIO--Sub-Adviser: BAMCO, Inc.

     - ING COLUMBIA SMALL CAP VALUE II PORTFOLIO--Sub-Adviser: Columbia Management Advisors, LLC

     - ING DAVIS VENTURE VALUE PORTFOLIO--Sub-Adviser: Davis Selected Advisers, L.P.

     - ING FUNDAMENTAL RESEARCH PORTFOLIO--Sub-Adviser: ING Investment Management Co.

     - ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO*--Sub-Adviser: Goldman Sachs Asset Management, L.P.

     -    ING GOLDMAN SACHS(R) STRUCTURED EQUITY PORTFOLIO*--Sub-Adviser:
          Goldman Sachs Asset Management, L.P.


     - ING JPMORGAN INTERNATIONAL PORTFOLIO--Sub-Adviser: J.P. Morgan Asset Management (U.K.) Limited


     - ING JPMORGAN MID CAP VALUE PORTFOLIO--Sub-Adviser: J.P. Morgan Investment Management Inc.


     -    ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO--Sub-Adviser:
          Salomon Brothers Asset Management Inc

     -    ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO--Sub-Adviser:
          Salomon Brothers Asset Management Inc


     -    ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO--Sub-Adviser:
          Lord, Abbett & Co. LLC

     - ING MFS CAPITAL OPPORTUNITIES PORTFOLIO--Sub-Adviser: Massachusetts Financial Services Company

     - ING NEUBERGER BERMAN PARTNERS PORTFOLIO--Sub-Adviser: Neuberger Berman Management Inc.

     - ING NEUBERGER BERMAN REGENCY PORTFOLIO--Sub-Adviser: Neuberger Berman Management Inc.

     -    ING OPCAP BALANCED VALUE PORTFOLIO--Sub-Adviser: Oppenheimer Capital
          LLC

     -    ING OPPENHEIMER GLOBAL PORTFOLIO--Sub-Adviser: OppenheimerFunds, Inc.

     -    ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO--Sub-Adviser:
          OppenheimerFunds, Inc.

     - ING PIMCO TOTAL RETURN PORTFOLIO--Sub-Adviser: Pacific Investment Management Company LLC

     - ING PIONEER HIGH YIELD PORTFOLIO--Sub-Adviser: Pioneer Investment Management, Inc.


     -    ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO--Sub-Adviser:
          T. Rowe Price Associates, Inc.

     - ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO--Sub-Adviser: T. Rowe Price Associates, Inc.

     - ING TEMPLETON FOREIGN EQUITY PORTFOLIO--Sub-Adviser: Templeton Investment Counsel, LLC

     - ING UBS U.S. LARGE CAP EQUITY PORTFOLIO--Sub-Adviser: UBS Global Asset Management (Americas) Inc.

     - ING UBS U.S. SMALL CAP GROWTH PORTFOLIO--Sub-Adviser: UBS Global Asset Management (Americas) Inc.

     -    ING VAN KAMPEN COMSTOCK PORTFOLIO--Sub-Adviser: Van Kampen

     -    ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO--Sub-Adviser: Van Kampen

     NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.


     THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE INITIAL CLASS SHARES OF CERTAIN PORTFOLIOS OF ING PARTNERS, INC. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVE.


     AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

*Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

TABLE OF CONTENTS

                                                                   Page


INTRODUCTION                                                          1

PORTFOLIO SUMMARIES

   ING American Century Large Company Value Portfolio                 2

   ING American Century Select Portfolio                              3

   ING American Century Small-Mid Cap Value Portfolio                 5

   ING Baron Asset Portfolio                                          7

   ING Baron Small Cap Growth Portfolio                               9

   ING Columbia Small Cap Value II Portfolio                         10

   ING Davis Venture Value Portfolio                                 12

   ING Fundamental Research Portfolio                                14

   ING Goldman Sachs(R) Capital Growth Portfolio                     16

   ING Goldman Sachs(R) Structured Equity Portfolio                  17

   ING JPMorgan International Portfolio                              19

   ING JPMorgan Mid Cap Value Portfolio                              21

   ING Legg Mason Partners Aggressive Growth Portfolio               22

   ING Legg Mason Partners Large Cap Growth Portfolio                24

   ING Lord Abbett U.S. Government Securities Portfolio              27

   ING MFS Capital Opportunities Portfolio                           28

   ING Neuberger Berman Partners Portfolio                           30

   ING Neuberger Berman Regency Portfolio                            31

   ING OpCap Balanced Value Portfolio                                32

   ING Oppenheimer Global Portfolio                                  34

   ING Oppenheimer Strategic Income Portfolio                        36

   ING PIMCO Total Return Portfolio                                  39

   ING Pioneer High Yield Portfolio                                  41

   ING T. Rowe Price Diversified Mid Cap Growth

   Portfolio                                                         42

   ING T. Rowe Price Growth Equity Portfolio                         44

   ING Templeton Foreign Equity Portfolio                            46

   ING UBS U.S. Large Cap Equity Portfolio                           47

   ING UBS U.S. Small Cap Growth Portfolio                           49

   ING Van Kampen Comstock Portfolio                                 50

   ING Van Kampen Equity and Income Portfolio                        52

PORTFOLIO FEES AND EXPENSES                                          55

SUMMARY OF PRINCIPAL RISKS                                           57

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES                   62

MANAGEMENT OF THE PORTFOLIOS                                         71

MORE INFORMATION                                                     77

TAXES AND DISTRIBUTIONS                                              81

PERFORMANCE                                                          81

FINANCIAL HIGHLIGHTS                                                 85

                                  INTRODUCTION
-    ING PARTNERS, INC.


     ING Partners, Inc. ("Company") is a mutual fund authorized to issue multiple series and classes of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed on the cover of this Prospectus (each a "Portfolio", and collectively, the "Portfolios"). The Company offers other portfolios that are not offered in this Prospectus. ING Life Insurance and Annuity Company ("ILIAC" or "Adviser"), serves as the Investment Adviser of each Portfolio, and each Portfolio has a sub-adviser. The Portfolios (and their sub-advisers) described in this Prospectus are listed on the cover of this Prospectus.


     Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.


     Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio and certain other management investment companies.

                               PORTFOLIO SUMMARIES


               ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO
 SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-    INVESTMENT OBJECTIVE

     Long-term capital growth. Income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio will invest at least 80% of its assets in equity securities of large capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century considers large-capitalization companies to be companies in the Russell 1000(R) Index. As of December 31, 2005, the capitalization of companies represented in the Russell 1000(R) Index ranged between $563 million and $371.7 billion.


     In selecting securities for the Portfolio, American Century looks for companies whose stock price may not adequately reflect the companies' value. American Century attempts to purchase the stocks of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company.


     American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.


     When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.


     American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or if the security no longer meets its valuation criteria, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                           CONVERTIBLE SECURITIES RISK

                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK

                             EQUITY SECURITIES RISK

                             FOREIGN INVESTMENT RISK
                             MARKET AND COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002    (22.59)%
     2003     31.74%
     2004     10.24%
     2005      1.51%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  2nd quarter   2003    19.85%
                          Worst: 3rd quarter   2002   (20.77)%



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance - the Russell 1000(R) Value Index and Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index - and to the Morningstar Large Cap Value Average. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                              5 YEARS OR
                                               1 YEAR      SINCE INCEPTION
I Class Return                                   1.51%            3.27%
Russell 1000(R) Value Index                      7.05%            8.63%(3)
S&P 500(R) Index                                 4.91%            4.06%(3)
Morningstar Large Cap Value Average              5.84%            6.16%(3)


----------
(1)  I Class shares commenced operations on December 10, 2001.
(2) Prior to April 29, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc and was known as ING Salomon Brothers Investors Value Portfolio. On April 29, 2005, the Portfolio's strategy was changed to one of investing primarily in large capitalization companies.

(3) The Russell 1000(R) Value Index, the S&P 500(R) Index and the Morningstar Large Cap Value Average returns are for the period beginning December 1, 2001.


                      ING AMERICAN CENTURY SELECT PORTFOLIO
 SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-    INVESTMENT OBJECTIVE

     Long-term capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio seeks to achieve its investment objective by investing in securities of companies American Century believes will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, American Century makes its investment decisions based primarily on its analysis of individual companies rather than broad economic forecasts. This strategy is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.


     American Century uses a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the Portfolio's investment portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace.


     Although American Century intends to invest the Portfolio's assets primarily in U.S. stocks, the Portfolio may invest in securities of foreign companies.

     When American Century believes it is prudent, the Portfolio may invest a portion of its assets in debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index future contracts. The Portfolio generally limits its purchase of debt securities to investment grade obligations.

     American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising or if a company's characteristics no longer meet its criteria, among others.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                           CONVERTIBLE SECURITIES RISK

                                  CURRENCY RISK

                              DEBT SECURITIES RISK

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002    (32.79)%
     2003      34.44%
     2004      5.06%
     2005      0.96%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                        Best:  2nd quarter    2003     17.38%
                        Worst: 3rd quarter    2002    (19.88)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Russell 1000(R) Growth Index - and to the Morningstar Large Growth Fund Average. The Russell 1000(R) Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                                   5 YEARS OR
                                                    1 YEAR      SINCE INCEPTION
     I Class Return                                   0.96%          (1.21)%
     Russell 1000(R) Growth Index                     5.26%           1.08%(3)
     Morningstar Large Growth Fund Average            7.52%           2.66%(3)

----------
(1)  I Class shares commenced operations on December 10, 2001.

(2) Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Growth Portfolio. On November 8, 2004, the Portfolio's strategy was limited to 65% of its assets in large-capitalization companies.
(3) The Russell 1000(R) Growth Index and the Morningstar Large Growth Fund Average returns are for the period beginning December 1, 2001.


               ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO
           (FORMERLY, ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO) SUB-ADVISER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")

-    INVESTMENT OBJECTIVE

     Long-term capital growth, income is a secondary objective. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal circumstances, the Portfolio seeks to achieve its investment objectives by investing at least 80% of its net assets in equity securities of small-mid-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. American Century defines small-mid-capitalization companies to be those companies whose market capitalizations at the time of purchase are within the range of the custom Russell 2800 Index. The custom Russell 2800 Index is defined as the combination of the Russell(R) 2000 and Russell Midcap(R) Indices. These two indices added together represent the smallest 2800 companies in the Russell 3000(R) Index, which itself represents roughly 98% of the investable U.S. equity market. The Portfolio may invest up to 20% of its assets in companies outside this range, measured at the time of purchase.

     American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up to a level American Century believes more accurately reflects the companies' fair value.

     American Century uses a multi-capitalization approach under which one of its teams of portfolio managers focuses on investment in the securities of small-capitalization companies and the second focuses on selecting investments in securities of mid-capitalization investments for the Portfolio. All new cash flows into the Portfolio and outflows taken from the small-capitalization value strategy are allocated to the mid-capitalization value strategy and managed by the mid-capitalization value team, in order to increase proportion of mid-capitalization investments in the Portfolio and transition to a small-mid-capitalization strategy.


     American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Portfolio's assets in U.S. equity securities at all times. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as debt securities and preferred stock convertible into common stock, and stock or stock index futures contracts.

     When American Century believes it is prudent, the Portfolio may invest a portion of its assets in derivative instruments, foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.


     American Century may sell securities for a variety of reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising or if a security no longer meets its valuation criteria, among others.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                           CONVERTIBLE SECURITIES RISK

                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of three broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002
     2003     35.84%
     2004     21.61%
     2005      8.17%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  2nd quarter    2003    18.69%
                          Worst: 1st quarter    2003    (4.79)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of three broad measures of market performance - the Russell 2500(TM) Value Index, S&P Small Cap 600/Citigroup Value Index and Standard & Poor's Small Cap 600 ("S&P 600") Index - and to the Morningstar Small Value Average.
     The Russell 2500(TM) Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The S&P Small Cap 600/Citigroup Value Index measures the performance of those S&P 600 Index companies with lower price-to-book ratios. The S&P 600 Index is a market value-weighted index of 600 small-sized domestic stocks. The Morningstar Small Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The Russell 2500(TM) Value Index is intended to be the comparative index for the Portfolio as it more closely reflects the types of securities in which the Portfolio invests. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                5 YEARS OR
                                                   1 YEAR      SINCE INCEPTION
     I Class Return                                   8.17%        10.83%
     Russell 2500(TM) Value Index                     7.74%        12.70%
     S&P Small Cap 600/Citigroup Value Index          8.47%         9.81%(2)
     S&P 600 Index                                    7.68%        10.09%(2)
     Morningstar Small Value Average                  7.03%        10.24%(2)


----------
     (1)  I Class shares commenced operations on May 1, 2002.

     (2) The Russell 2500(TM) Value Index, the S&P Small Cap 600/Citigroup Value Index, S&P 600 Index and the Morningstar Small Value Average returns are for the period beginning May 1, 2002.


                            ING BARON ASSET PORTFOLIO
                       SUB-ADVISER: BAMCO, INC. ("BAMCO")

-    INVESTMENT OBJECTIVE

     Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests primarily in common stocks of small- and mid-sized companies. As a general matter, BAMCO defines small- and mid-sized companies as those with market capitalizations, at the time of purchase, of less than $8 billion.


     BAMCO seeks growth companies that it believes are undervalued by the market at prices that it perceives as attractive relative to projected future cash flows and asset values. BAMCO selects companies for the Portfolio based upon capital appreciation potential, and looks for:

     - Securities that BAMCO believes have favorable price to value characteristics, based on BAMCO's assessment of their prospects for future growth and profitability; and

     - Businesses that BAMCO believes are well managed, have significant long-term growth prospects and are attractively priced.

     In seeking investments for the Portfolio, BAMCO focuses on the long-term fundamental prospects of companies, rather than on historical operating results or current earnings expectations. BAMCO first looks for investments supported by long-term demographic, economic and societal "mega-trends." Then, BAMCO uses bottom-up fundamental research, including visits and interviews with portfolio company management, their major competitors, and their customers, to identify companies in which the Portfolio may invest.

     Through its fundamental analysis, BAMCO seeks to identify companies with one or more of the following characteristics:

     - Ability to grow its business substantially within a four to five year period;

     - A special business "niche" that creates unusually favorable business opportunities;

     -    Sustainable barriers to competition; and

     -    Strong management capabilities.

     The Portfolio may take large positions in companies in which BAMCO has the greatest conviction. The Portfolio will not sell positions solely because their market values have increased, and will add to positions in a company even though its market capitalization has increased through appreciation if, in BAMCO's judgment, the company remains an attractive investment.

     The Portfolio may invest in equity-type securities, in addition to common stocks, such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks.

     The Portfolio may also invest in debt securities, including notes, bonds, debentures and money market instruments, and in convertible instruments. The debt securities in which the Portfolio may invest may be rated or unrated, and may include below-investment-grade securities or "junk bonds" or unrated securities of equivalent credit quality. The Portfolio relies on BAMCO's assessment of the issuer's securities and does not use independent ratings organizations.

     The Portfolio may invest up to 10% of its net assets in illiquid securities. In addition, the Portfolio may invest, without limit, in American Depositary Receipts, and up to 10% of its assets in Global Depositary Receipts and European Depositary Receipts. The Portfolio may engage in derivatives transactions, including selling covered call options or purchasing put options on equity and debt securities and entering into swap agreements.

     BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                              DEBT SECURITIES RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH YIELD, LOWER-GRADE DEBT SECURITIES RISK
                              LARGE POSITIONS RISK
                                 LIQUIDITY RISK

                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             SECURITIES LENDING RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


                      ING BARON SMALL CAP GROWTH PORTFOLIO
                       SUB-ADVISER: BAMCO, INC. ("BAMCO")

-    INVESTMENT OBJECTIVE

     Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests primarily (at least 80% of its total assets under normal circumstances) in the securities of smaller companies with market values under $2.5 billion as measured at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company within the limits stated even though its market capitalization has increased through appreciation beyond $2.5 billion, if, in BAMCO's judgment, the company is still an attractive investment.


     BAMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                             EQUITY SECURITIES RISK

                              GROWTH INVESTING RISK

                              LARGE POSITIONS RISK
                             MARKET AND COMPANY RISK
                        SMALL-CAPITALIZATION COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy, or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the

     Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002
     2003     33.87%
     2004     28.28%
     2005      7.64%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  2nd quarter     2003    17.66%
                          Worst: 1st quarter     2003    (2.51)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Russell 2000(R) Index - and to the Morningstar Small Cap Growth Average. The Russell 2000(R) Index is a broad-based unmanaged capitalization weighted index of small capitalization companies. The Morningstar Small Cap Growth Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

                                                             5 YEARS OR
                                                  1 YEAR   SINCE INCEPTION
     I Class Return                                 7.64%      14.06%
     Russell 2000(R) Index                          4.55%       9.19%(2)
     Morningstar Small Cap Growth Average           7.24%       6.79%(2)

----------
     (1)  I Class shares commenced operations on May 1, 2002.

     (2) The Russell 2000(R) Index and the Morningstar Small Cap Growth Average returns are for the period beginning May 1, 2002.


                    ING COLUMBIA SMALL CAP VALUE II PORTFOLIO
             SUB-ADVISERS: COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA")

-    INVESTMENT OBJECTIVE

     Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio normally invests at least 80% of its assets in equity securities of U.S. companies whose market capitalizations are within the range of the companies within the Russell 2000(R) Value Index and that are believed to have the potential for long-term growth. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. The Portfolio may also invest in real estate investments trusts, foreign equity securities, depositary receipts, and other investment companies, including exchange-traded funds.

     The management team uses a three-prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

     - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity;

     - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The management team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation;

     -    a company's current operating margins relative to its historic range;
          and

     - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.

     Additionally, the management team uses analytical tools to actively monitor the risk profile of the Portfolio.

     The management team may sell a security when its price reaches a target set by the team, if there is deterioration in the company's financial situation, when the management team believes other investments are more attractive or for other reasons.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                             DEPOSITARY RECEIPT RISK

                             EQUITY SECURITIES RISK

                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PORTFOLIO TURNOVER RISK
                        REAL ESTATE INVESTMENT TRUST RISK
                             SECURITIES LENDING RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     As of the date of this Prospectus, the Portfolio had not commenced operations, therefore annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING DAVIS VENTURE VALUE PORTFOLIO
          (FORMERLY, ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO)
              SUB-ADVISER: DAVIS SELECTED ADVISERS, L.P. ("DAVIS")

-    INVESTMENT OBJECTIVE

     Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The Portfolio has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities.

     Davis performs extensive research to identify well-managed businesses with durable business models that can be purchased at attractive valuation relative to their intrinsic value.

     Over the years, Davis has developed a list of characteristics that it believes allow companies to expand earnings over the long term and manage risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

     FIRST CLASS MANAGEMENT

     -    Proven track record

     -    Significant personal ownership in business

     -    Intelligent allocation of capital

     -    Smart application of technology to improve business and lower costs

     STRONG FINANCIAL CONDITION AND PROFITABILITY

     -    Strong balance sheet

     -    Low cost structure / low debt

     -    High after-tax returns on capital

     -    High quality of earnings

     STRATEGIC POSITIONING FOR THE LONG TERM

     -    Non-obsolescent products / services

     -    Dominant or growing market share in a growing market

     -    Global presence and brand names

     Davis emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

     The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified portfolio would. This may magnify the Portfolio's losses from events affecting a particular issuer. However, Davis seeks to diversify the Portfolio's investments across industries, which may help reduce this risk.

     Davis may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DIVERSIFICATION RISK
                             EQUITY SECURITIES RISK

                             FOREIGN INVESTMENT RISK
                                  HEADLINE RISK
                               INDUSTRY FOCUS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002    (24.42)%
     2003     41.06%
     2004      8.71%
     2005      4.10%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                        Best:  2nd quarter     2003     18.56%
                        Worst: 3rd quarter     2002    (23.58)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index and to the Morningstar Mid Cap Blend Fund Average and the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar

     Mid Cap and Large Blend Fund Averages are each a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.

                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                             5 YEARS OR
                                                  1 YEAR   SINCE INCEPTION
     I Class Return                                 4.10%       4.98%
     S&P 500(R) Index                               4.91%       4.06%(3)
     Morningstar Mid Cap Blend Fund Average         8.25%      10.33%(3)
     Morningstar Large Blend Fund Average           6.35%       4.43%(3)


----------
     (1)  I Class shares commenced operations on December 10, 2001.

     (2) Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc and was known as the ING Salomon Brothers Fundamental Value Portfolio. Effective October 31, 2005, the Portfolio changed its strategy and the S&P 500(R) Index was designated as the comparative index for the Portfolio since it more closely reflects the performance of the securities in which the Portfolio invests.
     (3) The S&P 500(R) Index, the Morningstar Mid Cap Blend Fund Average and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 2001.


                       ING FUNDAMENTAL RESEARCH PORTFOLIO
              SUB-ADVISER: ING INVESTMENT MANAGEMENT CO. ("ING IM")

-    INVESTMENT OBJECTIVE

     Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio normally invests at least 65% of its total assets in common stocks and securities convertible into common stock. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


     The Portfolio may invest principally in common stocks that ING IM believes have significant potential for capital appreciation. The Portfolio may also invest in exchange-traded funds ("ETFs") initial public offerings ("IPOs") and derivative instruments.


     ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the stocks it considers the best ideas within each sector. ING IM then constructs the portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM:

     -    Normally emphasizes stocks of larger companies;

     - May also invest a portion of the Portfolio's assets in stocks of mid-sized companies, and up to 25% of its assets in stocks of foreign issuers, depending upon market conditions; and

     - Utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.


     ING IM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend Portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                          INITIAL PUBLIC OFFERING RISK

                             MARKET AND COMPANY RISK
                               MARKET TRENDS RISK
                         MID-CAPITALIZATION COMPANY RISK

                         OTHER INVESTMENT COMPANIES RISK
                             SECURITIES LENDING RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002    (22.76)%
     2003     27.74%
     2004     10.19%
     2005      5.90%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  2nd quarter     2003   15.44%
                          Worst: 3rd quarter     2002  (17.59)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index - and to the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                             5 YEARS OR
                                                  1 YEAR   SINCE INCEPTION
     I Class Return                                 5.90%      3.32%
     S&P 500(R) Index                               4.91%      4.06%(3)
     Morningstar Large Blend Fund Average           6.35%      4.43%(3)


----------
     (1)  I Class shares commenced operations on December 10, 2001.

     (2) Prior to January 23, 2004, the Portfolio was managed by DSI International Management, Inc. and was known as ING DSI Enhanced Index Portfolio. From January 23, 2004 to April 28, 2005, the Portfolio was known as ING Aeltus Enhanced Index Portfolio. Effective April 29, 2005, the name of the Portfolio was changed to ING Fundamental Research Portfolio. In addition, effective July 5, 2005, the strategy of the Portfolio changed from an index tracking strategy to a strategy utilizing fundamental research.
     (3) The S&P 500(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 2001.

                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
           SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")


-    INVESTMENT OBJECTIVE

     Long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests, under normal circumstances, at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.


     GSAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                               INTEREST RATE RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002    (24.65)%
     2003     33.81%
     2004      9.08%
     2005      2.17%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  2nd quarter     2003     13.10%
                          Worst: 3rd quarter     2002    (16.00)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance - the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index and Russell 1000(R) Growth Index, and to the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000(R) Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                             5 YEARS OR
                                                  1 YEAR   SINCE INCEPTION
     I Class Return                                2.17%        0.77%
     S&P 500(R) Index                              4.91%        4.06%(2)
     Russell 1000(R) Growth Index                  5.26%        1.08%(2)
     Morningstar Large Blend Fund Average          6.35%        4.43%(2)


----------
     (1)  I Class shares commenced operations on December 10, 2001.

     (2) The S&P 500(R) Index, the Russell 1000(R) Growth Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 2001.


                ING GOLDMAN SACHS(R) STRUCTURED EQUITY PORTFOLIO
             (FORMERLY, ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO)

           SUB-ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("GSAM")


-    INVESTMENT OBJECTIVE

     Long-term growth of capital and dividend income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

     GSAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                              EMERGING GROWTH RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                               INTEREST RATE RISK
                                 LIQUIDITY RISK

                                  MANAGER RISK

                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002
     2003
     2004     13.32%
     2005      5.88%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                         Best:  4th quarter     2004      9.37%
                         Worst: 1st quarter     2005     (3.95)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index - and to the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                             5 YEARS OR
                                                  1 YEAR   SINCE INCEPTION
     I Class Return                                5.88%        16.24%
     S&P 500(R) Index                              4.91%        14.29%(2)
     Morningstar Large Blend Fund Average          6.35%        14.92%(2)


----------
     (1)  I Class shares commenced operations on May 1, 2003.

     (2) The S&P 500(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning May 1, 2003.


                      ING JPMORGAN INTERNATIONAL PORTFOLIO
            (FORMERLY, ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO)

     SUB-ADVISER: J.P. MORGAN ASSET MANAGEMENT (U.K.) LIMITED ("JPMAM (UK)")


-    INVESTMENT OBJECTIVE

     Long-term growth of capital.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMAM (UK) believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMAM
     (UK) believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.


     The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.


     JPMAM (UK) may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GEOGRAPHIC FOCUS RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK

                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998      19.09%
     1999      58.41%
     2000     (19.59)%
     2001     (26.93)%
     2002     (18.08)%
     2003      29.45%
     2004      18.89%
     2005       9.95%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  4th quarter     1999    30.92%
                          Worst: 3rd quarter     2002   (19.50)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Morgan Stanley Capital International Europe, Australasia and Far East(R) ("MSCI EAFE(R)") Index - and to the Morningstar Foreign Large Blend Average. The MSCI EAFE(R) Index is an unmanaged index that includes securities traded on 16 exchanges in Europe, Australasia and the Far East. The Morningstar Foreign Large Blend Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                      10 YEARS OR
                                                1 YEAR    5 YEARS   SINCE INCEPTION
     I Class Return                               9.95%      0.27%       5.66%
     MSCI EAFE(R) Index                          14.02%      4.79%       6.73%(2)
     Morningstar Foreign Large Blend Average     14.90%      3.13%       6.08%(2)


----------
     (1)  I Class shares commenced operations on November 28, 1997.

     (2) The MSCI EAFE(R) Index and the Morningstar Foreign Large Blend Average returns are for the period beginning December 1, 1997.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO
          SUB-ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC. ("JPMIM")

-    INVESTMENT OBJECTIVE

     Growth from capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio invests at least 80% of its net assets (under normal circumstances) in equity securities of mid-capitalization companies. JPMIM defines mid-capitalization companies as those companies with market capitalizations between $1 billion and $20 billion at the time of purchase that JPMIM believes to be undervalued. The Portfolio will provide shareholders with at least 60 days' prior written notice of any changes in this non-fundamental investment policy. Market capitalization is the total market value of a company's shares. Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.


     The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts. The Portfolio also may use derivatives to hedge various market risks or to increase the Portfolio's income.

     The Portfolio is not diversified, which means that it may invest a higher percentage of its assets in any one issuer than a diversified fund would. This makes the value of its shares more sensitive to the economic problems affecting a particular issuer.


     JPMIM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                              DIVERSIFICATION RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002
     2003    30.31%
     2004    20.88%
     2005     8.71%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  2nd quarter     2003    14.13%
                          Worst: 3rd quarter     2003    (1.95)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Russell Midcap(R) Value Index - and to the Morningstar Mid Cap Value Average. The Russell Midcap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The Morningstar Mid Cap Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                             5 YEARS OR
                                                  1 YEAR   SINCE INCEPTION
     I Class Return                                 8.71%       13.41%
     Russell Midcap(R) Value Index                 12.65%       13.91%(2)
     Morningstar Mid Cap Value Average              8.70%       10.36%(2)


----------
     (1)  I Class shares commenced operations on May 1, 2002.
     (2) The Russell Midcap(R) Value Index and the Morningstar Mid Cap Value Average returns are for the period beginning May 1, 2002.


               ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO (FORMERLY, ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO) SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM")


-    INVESTMENT OBJECTIVE

     Long-term growth of capital.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio may invest in securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the portfolio's assets may be invested in the securities of such companies. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, SaBAM considers whether the company may benefit from:

     -    New technologies, products or services

     -    New cost reducing measures

     -    Changes in management

     -    Favorable changes in government regulations

     The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.


     SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                            ISSUER CONCENTRATION RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                        SMALL-CAPITALIZATION COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998     29.67%
     1999     50.88%
     2000    (28.78)%
     2001    (25.21)%
     2002    (35.31)%
     2003     38.18%
     2004      9.72%
     2005     11.44%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                        Best:  4th quarter     1999     34.33%
                        Worst: 3rd quarter     2001    (30.81)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance - the Russell 3000(R) Growth Index and the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index - and to the Morningstar Large Growth Fund Average. The Russell 3000(R) Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                      10 YEARS OR
                                                1 YEAR    5 YEARS   SINCE INCEPTION
     I Class Return                              11.44%     (3.95)%     1.48%
     Russell 3000(R) Growth Index                 5.17%     (3.15)%     2.35%(3)
     S&P 500(R) Index                             4.91%      0.54%      4.96%(3)
     Morningstar Large Growth Fund Average        7.52%     (2.60)%     4.55%(3)


----------
     (1)  I Class shares commenced operations on November 28, 1997.
     (2) Prior to December 16, 2002, the Portfolio was managed by MFS and was known as the ING MFS Emerging Equities Portfolio.

     (3) The Russell 3000(R) Growth Index, the S&P 500(R) Index and the Morningstar Large Growth Fund Average returns are for the period beginning December 1, 1997.

               ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO
           (FORMERLY, ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO)
          SUB-ADVISER: SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM")


-    INVESTMENT OBJECTIVE

     Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio normally invests at least 80% of its net assets in equity securities of large-cap companies and related investments. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. For the purposes of this 80% policy, large-capitalization companies are considered to be companies with market capitalizations similar to companies in the Russell 1000(R) Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Portfolio are still considered to be securities of large-capitalization companies for purposes of this 80% policy. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.


     SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM attempts to identify established large capitalization companies with the highest growth potential. SaBAM then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, SaBAM attempts to identify the best values available among the growth companies listed.

     In selecting individual companies for investment, SaBAM considers:

     -    favorable earnings prospectus;

     -    technological innovation;

     -    industry dominance;

     -    competitive producers and services;

     -    global scope;

     -    long-term operating history;

     - consistent and sustainable long-term growth in dividends and earnings per share;

     -    strong cash flow;

     -    high return on equity;

     -    strong financial condition; and

     -    experienced and effective management.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     SaBAM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                             PORTFOLIO TURNOVER RISK
                        SMALL-CAPITALIZATION COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002
     2003
     2004     6.69%
     2005     5.24%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                         Best:  4th quarter     2004   11.54%
                         Worst: 3rd quarter     2004   (9.91)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performing to that of two broad measures of market performance - the Russell 1000(R) Growth Index and Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index - and to the Morningstar Large Growth Fund Average. The Russell 1000(R) Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                             5 YEARS OR
                                                  1 YEAR   SINCE INCEPTION
     I Class Return                                 5.24%       12.30%
     Russell 1000(R) Growth Index                   5.26%       12.42%(3)
     S&P 500(R) Index                               4.91%       14.29%(3)
     Morningstar Large Growth Fund Average          7.52%       14.11%(3)


----------
     (1)  I Class shares commenced operations on May 1, 2003.
     (2) Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as the ING Alger Capital Appreciation Portfolio. On November 8, 2004, the Portfolio's strategy was changed to one of investing primarily in large-capitalization companies.

     (3) The Russell 1000(R) Growth Index, the S&P 500(R) Index and the Morningstar Large Growth Fund Average returns are for the period beginning May 1, 2003.

              ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO
               SUB-ADVISER: LORD, ABBETT & CO. LLC ("LORD ABBETT")

-    INVESTMENT OBJECTIVE

     High current income consistent with reasonable risk. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy.

     U.S. government securities include obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. government agencies and U.S. government-sponsored enterprises (including mortgage-related securities), such as:


     -    Federal Home Loan Bank;

     -    Federal Home Loan Mortgage Corporation;

     -    Federal National Mortgage Association;

     -    Federal Farm Credit Bank; and - Government National Mortgage
          Association.


     The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government-sponsored enterprises. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest, but are not direct obligations of the U.S. Treasury. Certain indirect obligations issued by federal agencies and government sponsored entities in which the Portfolio may invest may not be backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. Government securities also include certain mortgage-related securities that may be sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. Government.


     In managing the Portfolio, Lord Abbett:

     - Seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett considers reasonable risk to mean that the volatility the Portfolio is expected to have over time will approximate that of the Lehman Brothers Government Bond(R) Index.

     - Seeks to construct a portfolio with an average duration ranging between three and eight years.

     The Portfolio may invest in derivative and similar instruments, including, but not limited to, options, futures, forward contracts, swap agreements, warrants, and rights. The Portfolio may also enter into financial futures contracts and options on futures for bona fide hedging purposes or to pursue risk management strategies, and may engage in futures transactions for non-hedging purposes if the aggregated initial margin and premiums required to establish such positions does not exceed 5% of the liquidation value of the Portfolio's investment portfolio.


     The Portfolio may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.


     The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PORTFOLIO TURNOVER RISK
                             PREPAYMENT OR CALL RISK
                              PRICE VOLATILITY RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK
                                ZERO-COUPON RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
          SUB-ADVISER: MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS")

-    INVESTMENT OBJECTIVE

     Capital appreciation.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests primarily (at least 65% of its net assets) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flows. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

     The Portfolio may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     The Portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


     MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                             MARKET AND COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                             PORTFOLIO TURNOVER RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998     26.74%
     1999     48.79%
     2000     (5.72)%
     2001    (24.75)%
     2002    (30.16)%
     2003     28.07%
     2004     12.88%
     2005      1.56%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  4th quarter     1999    29.27%
                          Worst: 3rd quarter     2001   (27.68)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index - and to the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                        10 YEARS OR
                                                1 YEAR    5 YEARS     SINCE INCEPTION
     I Class Return                               1.56%     (5.05)%        4.16%
     S&P 500(R) Index                             4.91%      0.54%         4.96%(2)
     Morningstar Large Blend Fund Average         6.35%      0.70%         4.74%(2)


----------
     (1)  I Class shares commenced operations on November 28, 1997.

     (2) The S&P 500(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 1997.


                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO
       SUB-ADVISER: NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN")

-    INVESTMENT OBJECTIVE

     Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests mainly in common stocks of mid- to large-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap(R) Index. As of December 31, 2005, the capitalization of companies represented by the Russell Midcap(R) Index ranged between $563 million and $18.4 billion. Neuberger Berman considers large-capitalization companies to be those with total market capitalizations over $18.4 billion.


     In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include:

     - strong fundamentals, such as a company's financial, operational, and competitive positions;

     -    relatively high operating profit margins and returns; and

     -    a sound internal earnings record.

     Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

     The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


                     ING NEUBERGER BERMAN REGENCY PORTFOLIO
       SUB-ADVISER: NEUBERGER BERMAN MANAGEMENT INC. ("NEUBERGER BERMAN")

-    INVESTMENT OBJECTIVE

     Capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests mainly in common stocks of mid-capitalization companies. Neuberger Berman considers mid-capitalization companies to be those with total market capitalizations within the market capitalization range of the Russell Midcap(R) Index. As of December 31, 2005, the capitalization of companies represented by the Russell Midcap(R) Index ranged between $563 million and $18.4 billion.


     In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include:

     -    above-average returns on invested capital;

     -    strong management teams; and

     -    solid balance sheets.

     From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends.


     The Portfolio may invest a portion of its assets in derivative instruments, including options and futures. The Portfolio may invest up to 20% of its assets in securities of foreign issuers. The Portfolio also may engage in borrowing and lend its securities to the extent permitted under the federal securities laws, and may engage in active and frequent trading to achieve its principal investment strategies.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     Neuberger Berman may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK

                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                 LEVERAGING RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                             SECTOR ALLOCATION RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


                       ING OPCAP BALANCED VALUE PORTFOLIO

                 SUB-ADVISER: OPPENHEIMER CAPITAL LLC ("OPCAP")


-    INVESTMENT OBJECTIVE

     Capital growth, and secondarily, investment income. The Portfolio's investment objectives are not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal market conditions, the Portfolio invests at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities. The Portfolio also invests at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed-income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities, and U.S. government securities. U.S. government securities include a variety of securities issued by the U.S. Treasury or by U.S. government-related entities. While certain U.S. government-related entities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.


     To seek long-term growth of net asset value per share, the Portfolio normally invests half or more of its assets in common stocks that OpCap believes are undervalued in the marketplace, mainly the common stocks of U.S. issuers or companies with significant U.S. operations. The Portfolio also invests in other equity securities, such as preferred stock and securities convertible into common stock. The Portfolio also buys corporate and government bonds, notes, and other debt securities for investment income and capital appreciation, which can include securities below investment grade.

     OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases.

     OpCap allocates the Portfolio's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the Portfolio might hold stocks, bonds, and money market instruments in different proportions at different times. OpCap might increase the relative emphasis of investments in bonds and other fixed income securities, instead of stocks when it thinks that:


     -    common stocks in general appear to be overvalued;

     - debt securities present better capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality; or


     - it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     OpCap may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                             EQUITY SECURITIES RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INDUSTRY FOCUS RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002    (21.06)%
     2003     30.72%
     2004     10.58%
     2005      2.98%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  2nd quarter     2003    15.43%
                          Worst: 2nd quarter     2002   (15.53)%

     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the 60% S&P 500(R) Index/40% Lehman Brothers Intermediate Index Government/Credit Bond Index and to the Morningstar Moderate Allocation Average. The 60% S&P 500(R) Index/40% LB Intermediate Government/Credit Bond Index is a combination of the S&P 500(R) Index and the LB Intermediate Government/Credit Bond Index. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The LB Intermediate Government/Credit Bond Index is an index made up of the Lehman Brothers Intermediate Government and Credit Bond indices, including U.S. government Treasury and agency securities as well as corporate and yankee bonds. The Morningstar Moderate Allocation Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                5 YEARS OR
                                                    1 YEAR    SINCE INCEPTION
     I Class Return                                   2.98%         3.75%
     60% S&P 500(R) Index/40% Lehman Brothers         3.58%         4.20%(2)
      Intermediate Government/Credit Bond Index
     Morningstar Moderate Allocation Average          5.29%         5.34%(2)


----------
     (1)  I Class shares commenced operations on December 10, 2001.

     (2) The 60% S&P 500(R) Index/40% Lehman Brothers Intermediate Government/Credit Bond Index and the Morningstar Moderate Allocation Average returns are for the period beginning December 1, 2001.


                        ING OPPENHEIMER GLOBAL PORTFOLIO
               SUB-ADVISER: OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")

-    INVESTMENT OBJECTIVE

     Capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio invests mainly in common stocks of companies in the U.S. and foreign countries. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-capitalization companies.


     The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically the Portfolio invests in a number of different countries.

     In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S companies with high growth potential. Oppenheimer uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

     Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:


     - stocks of small-, mid-, and large-capitalization growth-oriented companies worldwide;


     -    companies that stand to benefit from global growth trends;

     - businesses with strong competitive positions and high demand for their products or services; and

     - cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

     In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

     Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                  CURRENCY RISK
                              EMERGING GROWTH RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GEOGRAPHIC FOCUS RISK

                              GROWTH INVESTING RISK

                               INDUSTRY FOCUS RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                        SMALL-CAPITALIZATION COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002
     2003     33.73%
     2004     15.28%
     2005     13.57%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                          Best:  2nd quarter     2003   15.79%
                          Worst: 3rd quarter     2003   (5.00)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance - the Morgan Stanley Capital International ("MSCI") World Index(SM) and MSCI All Country World Index(SM)
     - and to the Morningstar World Stock Average. The MSCI World Index(SM) is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The MSCI All Country World Index(SM) is an broad-based unmanaged index of developed country and emerging market equities. The Morningstar World Stock Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                               5 YEARS OR
                                                  1 YEAR     SINCE INCEPTION
     I Class Return                                13.57%          11.08%
     MSCI World Index(SM)                          10.02%           9.74%(3)
     MSCI All Country World Index(SM)              11.37%           9.93%(3)
     Morningstar World Stock Average               11.67%           9.72%(3)


----------
     (1)  I Class shares commenced operations on May 1, 2002.

     (2) Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as ING MFS Global Growth Portfolio. Effective November 8, 2004, the Portfolio changed its strategy.
     (3) The MSCI World Index(SM), the MSCI All Country World Index(SM) and the Morningstar World Stock Average returns are for the period beginning May 1, 2002.


                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
               SUB-ADVISER: OPPENHEIMERFUNDS, INC. ("OPPENHEIMER")

-    INVESTMENT OBJECTIVE

     High level of current income principally derived from interest on debt securities. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests mainly in debt securities of issuers in three market sectors: foreign governments and companies; U.S. government securities; and lower-grade high-yield securities of U.S. and foreign companies. Those debt securities typically include:

     - short, medium and long-term foreign government and U.S. government bonds and notes;

     -    collateralized mortgage obligations ("CMOs");

     -    other mortgage-related securities and asset-backed securities;

     -    participation interests in loans;

     -    "structured" notes;

     - lower-grade, high-yield domestic and foreign corporate debt obligations; and

     -    "zero-coupon" or "stripped" securities.

     Under normal market conditions, the Portfolio invests in each of these three market sectors. However, the Portfolio is not obligated to do so, and the amount of its assets in each of the three sectors will vary over time. The Portfolio can invest up to 100% of its assets in any one sector at any time, if Oppenheimer believes that in doing so the Portfolio can achieve its objective without undue risk. The Portfolio can invest in securities having short-, medium-, or long-term maturities and may invest without limit in lower-grade, high-yield debt obligations, also called "junk bonds."

     The Portfolio's foreign investments can include debt securities of issuers in developed markets as well as emerging markets, which have special risks. The Portfolio can also use hedging instruments and certain derivative investments, primarily CMOs and "structured" notes, to try to enhance income or to try to manage investment risks. These investments are more fully explained in "Additional Information About Investment Strategies."

     In selecting securities for the Portfolio, Oppenheimer analyzes the overall investment opportunities and risks in individual national economies. Oppenheimer's overall strategy is to build a broadly-diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt instruments and foreign securities. Oppenheimer may try to take advantage of the lack of correlation of price movements that may occur among the three sectors from time to time. Oppenheimer currently focuses on the factors below (some of which may vary in particular cases and may change over time):

     -    securities offering high current income;

     - overall diversification for the Portfolio by seeking securities whose markets and prices tend to move in different directions; and

     - relative values among the three major market sectors in which the Portfolio invests.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     Oppenheimer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


     The principal risks of investing in the Portfolio are listed below and discussed under "Summary of Principal Risks." Oppenheimer tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Portfolio's assets in any one issuer. The Portfolio's diversification strategies, both with respect to securities in different sectors and securities issued by different companies and governments, are intended to help reduce the volatility of the Portfolio's share prices while seeking current income. Also, the Portfolio does not concentrate 25% or more of its investments in the securities of any one foreign government or in the debt and equity securities of companies in any one industry. THERE CAN BE NO ASSURANCE THAT ANY OF THESE TECHNIQUES WILL BE SUCCESSFUL IN MITIGATING RISK.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                   CREDIT RISK
                             CREDIT DERIVATIVES RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                  MANAGER RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PORTFOLIO TURNOVER RISK
                             PREPAYMENT OR CALL RISK
                             SECTOR ALLOCATION RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK
                                ZERO-COUPON RISK


Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing the Portfolio's I Class shares performance for the first full calendar year of operations.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002
     2003
     2004
     2005     1.09%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                         Best:  2nd quarter    2005    1.40%
                         Worst: 1st quarter    2005   (1.19)%



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance - the Lehman Brothers Aggregate Bond Index and the S&P/Citigroup World Government Bond Index - and to the
Morningstar Multi-sector Bond Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year. The Morningstar Multi-Sector Bond Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                5 YEARS OR
                                                    1 YEAR    SINCE INCEPTION
     I Class Return                                   1.09%         2.17%
     Lehman Brothers Aggregate Bond Index             2.43%         2.18%(2)
     S&P/Citigroup World Government Bond Index       (6.88)%       (1.60)%(2)
     Morningstar Multisector Bond Average             2.20%         4.06%(2)


----------
(1)  I Class shares commenced operations on November 8, 2004.

(2) The Lehman Brothers Aggregate Bond Index, the S&P/Citigroup World Government Bond Index and the Morningstar Multisector Bond Average results are for the period beginning November 1, 2004.

                        ING PIMCO TOTAL RETURN PORTFOLIO
        SUB-ADVISER: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO")

-    INVESTMENT OBJECTIVE

     Maximum total return, consistent with capital preservation and prudent investment management. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets plus borrowings for investment purposes in a diversified portfolio of fixed-income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.


     The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or by Fitch IBCA Investor's Service ("Fitch") or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed and emerging markets countries. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

     The instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities. Inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     PIMCO may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                                  CURRENCY RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             FOREIGN INVESTMENT RISK
                  HIGH YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK

                             PORTFOLIO TURNOVER RISK
                             PREPAYMENT OR CALL RISK
                  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002
     2003     4.36%
     2004     4.61%
     2005     2.36%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                         Best:  3rd quarter    2005   3.11%
                         Worst: 2nd quarter    2004  (2.11)%



     The table on the following page provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index - and to the Morningstar Intermediate-Term Bond Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The Morningstar Intermediate-Term Bond

     Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                 5 YEARS OR
                                                    1 YEAR    SINCE INCEPTION
     I Class Return                                   2.36%         5.31%
     Lehman Brothers Aggregate Bond Index             2.43%         5.15%(2)
     Morningstar Intermediate-Term Bond Average       1.99%         5.00%(2)


----------
     (1)  I Class shares commenced operations on May 1, 2002.
     (2) The Lehman Brothers Aggregate Bond Index and the Morningstar Intermediate-Term Bond Average returns are for the period beginning May 1, 2002.

                        ING PIONEER HIGH YIELD PORTFOLIO
          SUB-ADVISER: PIONEER INVESTMENT MANAGEMENT, INC. ("PIONEER")

-    INVESTMENT OBJECTIVE

     Seeks to maximize total return through income and capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high yield) debt securities and preferred stocks. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. Debt securities rated below investment grade are commonly referred to as "junk bonds" and may be considered speculative.

     The Portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Portfolio invests in securities with a broad range of maturities, and its high yield securities investments may be convertible into equity securities of the issuer.

     Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In determining whether an investment is appropriate for the Portfolio, Pioneer employs due diligence and fundamental research. This includes evaluating issuers based on an issuer's financial statements and operations and considering a security's potential to provide income. From time to time, the Portfolio may invest more than 25% of its assets in the same market segment, such as financials or technology.

     In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook on the market for high yield securities, rather than using a fixed sector allocation. Pioneer makes these adjustments periodically as part of its ongoing review of the Portfolio's investment portfolio.

     The Portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The Portfolio may invest up to 15% of its total assets in foreign securities (excluding Canadian issuers) including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

     The Portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The Portfolio also may invest in mortgage-backed and asset-backed securities, mortgage derivatives and structured securities. Consistent with its investment objective, the Portfolio invests in equity securities of U.S. and non-U.S. issuers when Pioneer believes they offer the potential for capital appreciation or to diversify the Portfolio's investment portfolio. Equity securities may include common stocks, depositary receipts, warrants, rights and other equity interests.

     The Portfolio may use futures and options on securities, indices and currencies; forward foreign currency exchange contracts; and other derivatives. The Portfolio generally limits the use of derivatives to hedging against adverse changes in stock market prices, interest rates or currency exchange rates. From time to time the Portfolio may use derivatives as a substitute for purchasing or selling securities or to increase the Portfolio's return, a non-hedging strategy that may be considered speculative.

     Normally, the Portfolio invests substantially all of its assets to meet its investment objective. The Portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash.

     Pioneer may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                            DEPOSITARY RECEIPTS RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                                 LEVERAGING RISK
                                 LIQUIDITY RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                        MORTGAGE-RELATED SECURITIES RISK
                             PREPAYMENT OR CALL RISK
                             SECURITIES LENDING RISK

                              VALUE INVESTING RISK

                                ZERO-COUPON RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


     PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO SUB-ADVISER: T. ROWE PRICE ASSOCIATES INC. ("T. ROWE PRICE")

-    INVESTMENT OBJECTIVE

     Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap(R) Growth Index or the Standard & Poor's Midcap 400 ("S&P 400") Index at the time of purchase. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. T. Rowe Price focuses on mid-size companies whose earnings are expected to grow at a rate faster than the average company.

     The Portfolio may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the Russell Midcap(R) Growth Index and the S&P 400 Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges.


     Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. T. Rowe Price generally uses a growth approach, looking for companies with one or more of the following characteristics:

     - a demonstrated ability to consistently increase revenues, earnings, and cash flow;
     -    capable management;
     -    attractive business niches; and
     -    a sustainable competitive advantage.

     In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Portfolio's normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

     While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio's investment objective.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                             PORTFOLIO TURNOVER RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002    (29.90%)
     2003     44.81%
     2004     9.05%
     2005     9.26%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                         Best:  2nd quarter   2003     20.08%
                         Worst: 3rd quarter   2002    (18.56)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance - the S&P 400 Index and Rusell Midcap(R) Growth Index - and to the Morningstar Mid-Cap Growth Fund Average. The S&P 400 Index is a broad-based unmanaged capitalization weighted index of mid-capitalization companies. The Russell Midcap(R) Growth Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Portfolio has selected the Russell Midcap(R) Growth Index as an additional benchmark. The Russell Midcap(R) Growth Index is an index of common stocks designed to track performance of mid-capitalization companies with greater than average growth orientation. The Morningstar Mid-Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                 5 YEARS OR
                                                    1 YEAR    SINCE INCEPTION
     I Class Return                                   9.26%          4.98%
     S&P 400 Index                                   12.56%         12.17%(3)
     Russell Midcap(R) Growth Index                  12.10%          8.44%(3)
     Morningstar Mid-Cap Growth Fund Average         10.41%          6.39%(3)


----------
     (1)  I Class shares commenced operations on December 10, 2001.

     (2) Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as the ING Alger Aggressive Growth Portfolio. Effective November 8, 2004 the Portfolio's strategy was changed to one of investing 80% of its total assets in mid-capitalization companies.
     (3) The S&P 400 Index, the Russell Midcap(R) Growth Index and the Morningstar Mid-Cap Growth Fund Average returns are for the period beginning December 1, 2001.


                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
          SUB-ADVISER: T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")

-    INVESTMENT OBJECTIVE

     Long-term capital growth, and secondarily, increasing dividend income.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio invests primarily (at least 80% of its net assets under normal circumstances) in common stocks. The Portfolio concentrates its investments in growth companies. T. Rowe Price seeks investments in companies that have the ability to pay increasing dividends through strong cash flows and whose rates of earnings growth are considered above average. In addition, T. Rowe Price seeks companies with a lucrative niche in the economy that T. Rowe Price believes will give them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

     The Portfolio may also purchase foreign stocks, hybrid securities, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio's investments in foreign securities are limited to 30% of total assets.

     In pursuing its investment objectives, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


     T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK

                              GROWTH INVESTING RISK

                             MARKET AND COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                          YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998     27.60%
     1999     22.32%
     2000     (0.04%)
     2001    (10.21%)
     2002    (23.29%)
     2003     30.93%
     2004     10.02%
     2005     6.17%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                         Best:  4th quarter   1998    23.08%
                         Worst: 3rd quarter   2002   (15.36)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of a broad measure of market performance - the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index - and to the Morningstar Large Growth Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                   10 YEARS OR
                                                1 YEAR  5 YEARS  SINCE INCEPTION
     I Class Return                               6.17%    1.04%       6.59%
     S&P 500(R) Index                             4.91%    0.54%       4.96%(2)
     Morningstar Large Growth Fund Average        7.52%   (2.60)%      4.55%(2)


----------
     (1)  I Class shares commenced operations on November 28, 1997.

     (2) The S&P 500(R) Index and the Morningstar Large Growth Fund Average returns are for the period beginning December 1, 1997.


                     ING TEMPLETON FOREIGN EQUITY PORTFOLIO
          SUB-ADVISER: TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")

-    INVESTMENT OBJECTIVE

     Long-term capital growth. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign (non-U.S.) equity securities, including countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this investment policy. Equity securities include common stocks, preferred stocks and convertible securities. Convertible securities are debt securities or preferred stock that may be converted into common stock.

     The Portfolio may invest a portion of its assets in smaller companies. The Portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. The Portfolio also invests in American, European and Global depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

     The Portfolio may use certain derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Portfolio may invest up to 5% of its total assets in swap agreements, put and call options and collars.

     When choosing equity investments for the Portfolio, Templeton applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to Templeton's evaluation of the company's long-term earnings, asset value and cash flow potential. Templeton also considers a company's price/earnings ratio, profit margins and liquidation value.

     In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.


     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK
                             DEPOSITARY RECEIPT RISK
                                DERIVATIVES RISK
                              EMERGING MARKETS RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                              GEOGRAPHIC FOCUS RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                              PRICE VOLATILITY RISK
                                   SECTOR RISK
                             SECURITIES LENDING RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     Since the Portfolio had not commenced operations as of December 31, 2005, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
   SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS GLOBAL AM")

-    INVESTMENT OBJECTIVE

     Long-term growth of capital and future income.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range equal to that of the Portfolio's benchmark, the Russell 1000(R) Index. As of December 31, 2005, the capitalization of companies represented in the Russell 1000(R) Index ranged between $563 million and $371.7 billion. Investments in equity securities may include dividend-paying securities, common stock and preferred stock. In general, the Portfolio emphasizes large capitalization stocks, but also may hold small and mid-capitalization stocks. The Portfolio may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.


     In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. UBS Global AM will select a security whose fundamental value it estimates to be greater than its market value at any given time for each stock under analysis. UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        OVER-THE-COUNTER INVESTMENT RISK
                             PORTFOLIO TURNOVER RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998     23.00%
     1999     24.03%
     2000     (4.48)%
     2001    (20.78)%
     2002    (24.89)%
     2003     24.95%
     2004     14.76%
     2005      9.38%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                        Best:  4th quarter   1998    22.71%
                        Worst: 3rd quarter   2001   (19.27)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance - the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index and Russell 1000(R) Index - and to the Morningstar Large Blend Fund Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Morningstar Large Blend Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)

                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                                                    10 YEARS OR
                                                           1 YEAR     5 YEARS     SINCE INCEPTION
     I Class Return                                         9.38%     (1.40)%           3.62%
     S&P 500(R) Index                                       4.91%      0.54%            4.96%(2)
     Russell 1000(R) Index                                  6.27%      1.07%            5.35%(2)
     Morningstar Large Blend Fund Average                   6.35%      0.70%            4.74%(2)


----------

     (1)  I Class shares commenced operations on November 28, 1997.


     (2) The S&P 500(R) Index, the Russell 1000(R) Index and the Morningstar Large Blend Fund Average returns are for the period beginning December 1, 1997.


                     ING UBS U.S. SMALL CAP GROWTH PORTFOLIO
   SUB-ADVISER: UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS GLOBAL AM")

-    INVESTMENT OBJECTIVE

     Seeks long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     Under normal market conditions, the Portfolio invests at least 80% of its net assets in equity securities of U.S. small capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. UBS Global AM considers small capitalization companies to be those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include common stock and preferred stock. The Portfolio may invest up to 20% of its net assets in foreign securities. The Portfolio may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

     In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Portfolio may invest in emerging growth companies, which are companies that UBS Global AM expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

     The Portfolio will invest in companies within its capitalization range as described above. However, the Portfolio may invest a portion of its assets in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Portfolio is not required to dispose of the security.

     The Portfolio may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Portfolio may make substantial temporary defensive investments in cash equivalents, which may affect the Portfolio's ability to pursue its investment objective. UBS Global AM actively manages the Portfolio. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.


     UBS Global AM may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets in opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                                  MANAGER RISK
                             MARKET AND COMPANY RISK

                               MARKET TRENDS RISK
                         OTHER INVESTMENT COMPANIES RISK

                        SMALL-CAPITALIZATION COMPANY RISK


     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE

     As of the date of this Prospectus, the Portfolio had not commenced operations, therefore, annual performance information is not provided. However, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

-    INVESTMENT OBJECTIVE

     Seeks capital growth and income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES

     The Portfolio seeks to achieve its investment objective by investing in a portfolio of equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income.

     Portfolio securities are typically sold when Van Kampen's assessment of capital growth and income potential for such securities materially changes. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes. The Portfolio generally holds up to 10% of its total assets in high-quality short-term debt securities and investment grade corporate debt securities in order to provide liquidity.


     Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.


-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                           CONVERTIBLE SECURITIES RISK
                                  CURRENCY RISK

                              DEBT SECURITIES RISK

                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002
     2003     29.92%
     2004     16.90%
     2005      3.74%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                         Best:  2nd quarter   2003   16.19%
                         Worst: 1st quarter   2003   (3.11)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance - the Russell 1000(R) Value Index and the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index - and to the Morningstar Large Value Average. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Morningstar Large Value Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. It is not possible to invest directly in the indices.


                         AVERAGE ANNUAL TOTAL RETURNS(1)

                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)



                                                         5 YEARS OR
                                            1 YEAR     SINCE INCEPTION
     I Class Return                          3.74%          7.93%
     Russell 1000(R) Value Index             7.05%          8.81%(2)
     S&P 500(R) Index                        4.91%          6.00%(2)
     Morningstar Large Value Average         5.84%          6.66%(2)


----------

     (1)  I Class shares commenced operations on May 1, 2002.
     (2) The Russell 1000(R) Value Index, S&P 500(R) Index and the Morningstar Large Value Average returns are for the period beginning May 1, 2002.


                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO
                             SUB-ADVISER: VAN KAMPEN

-    INVESTMENT OBJECTIVE

     Total return, consisting of long-term capital appreciation and current income. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-    PRINCIPAL INVESTMENT STRATEGIES


     Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days' prior written notice of any change in this non-fundamental investment policy. The Portfolio seeks to achieve its investment objective by investing primarily in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade quality debt securities. Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody's or unrated securities determined by Van Kampen to be of comparable quality. The composition of the Portfolio's investments will vary over time based upon evaluations of economic conditions by Van Kampen and its belief about which securities would best accomplish the Portfolio's investment objective. The Portfolio emphasizes a value style of investing, seeking well-established, undervalued companies that Van Kampen believes offer the potential for income and long-term growth of capital. Portfolio securities are typically sold when the assessments of Van Kampen of the income or growth potential of such securities materially change. Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing equity securities. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs") and 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.


     The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.


     Van Kampen may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

-    PRINCIPAL RISKS

     As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies that the sub-adviser uses may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                           CONVERTIBLE SECURITIES RISK
                                   CREDIT RISK
                              DEBT SECURITIES RISK
                                DERIVATIVES RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         MID-CAPITALIZATION COMPANY RISK
                             PORTFOLIO TURNOVER RISK
                             PREPAYMENT OR CALL RISK

                        REAL ESTATE INVESTMENT TRUST RISK

                        SMALL-CAPITALIZATION COMPANY RISK

                              VALUE INVESTING RISK

     Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these risks. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


-    PERFORMANCE


     The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart below and the table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of two broad measures of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

     The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


     In addition, performance of a similarly managed portfolio is presented in the "Performance" section of this Prospectus.


     The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's I Class shares performance from year to year.


[CHART]

                        YEAR-BY-YEAR TOTAL RETURNS(1)(2)
                (FOR THE PERIODS ENDED DECEMBER 31 OF EACH YEAR)

     1996
     1997
     1998
     1999
     2000
     2001
     2002    (22.92)%
     2003     27.37%
     2004     10.86%
     2005      8.02%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                        Best:  2nd quarter   2003    14.94%
                        Worst: 3rd quarter   2002   (17.49)%



     The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's I Class shares' performance to that of two broad measures of market performance - the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index and Russell 1000(R) Value Index
     - and to the Morningstar Moderate Allocation Catagory Average. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower than forecasted growth values. The Morningstar Moderate Allocation Category Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio.. It is not possible to invest directly in the indices.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)

                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)


                                                         5 YEARS OR
                                            1 YEAR     SINCE INCEPTION
     I Class Return                          8.02%         3.84%
     S&P 500(R) Index                        4.91%         4.06%(3)
     Russell 1000(R) Value Index             7.05%         8.63%(3)
     Morningstar Moderate Allocation
      Category Average                       5.29%         5.34%(3)


----------
     (1)  I Class shares commenced operations on December 10, 2001.
     (2) Prior to November 8, 2004, the Portfolio was sub-advised by UBS Global Asset Management (US) Inc. and was known as the ING U.S. Allocation Portfolio. On November 8, 2004, the Portfolio's strategy changed from investing primarily in equity securities to investing primarily in equity and income securities.

     (3) The S&P 500(R) Index, the Russell 1000(R) Value Index and the Morningstar Moderate Allocation Category Average returns are for the period beginning December 1, 2001.

                           PORTFOLIO FEES AND EXPENSES


     The table that follows shows the estimated operating expenses paid each year by the I Class shares of the Portfolios. These expenses are based on the expenses paid by the Portfolios in the year 2005 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

     Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for more information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract or Qualified Plan.

     SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not applicable.


                                 I CLASS SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                                          TOTAL          WAIVERS,           NET
                           MANAGEMENT   DISTRIBUTION                                     OPERATING    REIMBURSEMENTS      OPERATING
                              FEE       (12b-1) FEES           OTHER EXPENSES            EXPENSES     AND RECOUPMENTS     EXPENSES
                           ----------   ------------   -------------------------------   ---------    ---------------     ---------
                                                           ADMIN.         SHAREHOLDER
     PORTFOLIO                                         SERVICES FEE(2)    SERVICES FEE
     ING American Century
      Large Company Value        0.80%            --              0.20%             --        1.00%                --          1.00%
     ING American Century
      Select                     0.64%            --              0.02%             --        0.66%                --          0.66%
     ING American Century
     Small-Mid Cap Value         1.00%            --              0.25%             --        1.25%                --          1.25%
     ING Baron Asset(3)          0.95%            --              0.21%             --        1.16%             (0.11)%        1.05%
     ING Baron Small Cap
      Growth                     0.85%            --              0.40%             --        1.25%             (0.05)%        1.20%
     ING Columbia Small
      Cap Value II(3)            0.75%            --              0.20%             --        0.95%                --          0.95%
     ING Davis Venture
      Value                      0.80%            --              0.10%             --        0.90%                --          0.90%
     ING Fundamental
      Research(3)                0.60%            --              0.20%             --        0.80%                --          0.80%
     ING Goldman Sachs(R)
      Capital Growth             0.85%            --              0.20%             --        1.05%                --          1.05%
     ING Goldman Sachs(R)
      Structured Equity          0.70%            --              0.20%             --        0.90%                --          0.90%
     ING JPMorgan
      International              0.80%            --              0.20%             --        1.00%                --          1.00%
     ING JPMorgan Mid
      Cap Value                  0.75%            --              0.25%             --        1.00%                --          1.00%
     ING Legg Mason
      Partners
      Aggressive Growth          0.68%            --              0.13%             --        0.81%                --          0.81%
     ING Legg Mason
      Partners
     Large Cap Growth            0.64%            --              0.20%             --        0.84%                --          0.84%
     ING Lord Abbett U.S.
      Government
      Securities(3)              0.47%            --              0.24%             --        0.71%                --          0.71%
     ING MFS Capital
      Opportunities              0.65%            --              0.25%             --        0.90%                --          0.90%
     ING Neuberger Berman
      Partners(3)                0.60%            --              0.22%             --        0.82%             (0.15)%        0.67%
     ING Neuberger Berman
      Regency(3)                 0.75%            --              0.22%             --        0.97%             (0.09)%        0.88%
     ING OpCap Balanced
      Value                      0.80%            --              0.20%             --        1.00%                --          1.00%
     ING Oppenheimer
      Global                     0.60%            --              0.06%             --        0.66%                --          0.66%
     ING Oppenheimer
      Strategic Income           0.50%            --              0.04%             --        0.54%                --          0.54%
     ING PIMCO Total
      Return                     0.50%            --              0.35%             --        0.85%                --          0.85%
     ING Pioneer High
      Yield(3)                   0.60%            --              0.21%             --        0.81%             (0.06)%        0.75%
     ING T. Rowe Price
      Diversified Mid
      Cap Growth                 0.64%            --              0.02%             --        0.66%                --          0.66%
     ING T. Rowe Price
      Growth Equity              0.60%            --              0.15%             --        0.75%                --          0.75%
     ING Templeton
      Foreign Equity(3)          0.80%            --              0.23%             --        1.03%             (0.05)%        0.98%
     ING UBS U.S. Large
      Cap Equity                 0.70%            --              0.15%             --        0.85%                --          0.85%
     ING UBS U.S.
      Small Cap Growth(3)        0.90%            --              0.21%             --        1.11%             (0.11)%        1.00%
     ING Van Kampen
      Comstock                   0.58%            --              0.25%             --        0.83%                --          0.83%
     ING Van Kampen
      Equity and Income          0.55%            --              0.02%             --        0.57%                --          0.57%


----------

     (1) The table shows the estimated operating expenses for I Class shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any. Because ING Baron Asset

          Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and UBS U.S. Small Cap Growth Portfolio had not commenced operations as of December 31, 2005, "Other Expenses" are estimated for the current fiscal year.
     (2) Under the Administrative Services Agreement between the Company and its administrator, ING Funds Services, LLC ("IFS"), IFS provides administrative services necessary for the Company's ordinary operation and is responsible for the supervision of the Company's other service providers. IFS also assumes all ordinary recurring costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees.
     (3) ILIAC, the Adviser, has entered into written expense limitation agreements with the Portfolios, under which it will limit expenses of the Portfolios, excluding taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of these Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreements will continue through at least May 1, 2007. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ILIAC provides written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.


     EXAMPLE


     This Example is intended to help you compare the cost of investing in I Class shares of the Portfolios with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the I Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5.00% return each year and that the I Class shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



     PORTFOLIO                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
     ING American Century Large Company Value             $    102   $    318   $    552   $  1,225
     ING American Century Select                          $     67   $    211   $    368   $    822
     ING American Century Small-Mid Cap Value             $    127   $    397   $    686   $  1,511
     ING Baron Asset(1)                                   $    107   $    358   $    628   $  1,399
     ING Baron Small Cap Growth(1)                        $    122   $    392   $    682   $  1,507
     ING Columbia Small Cap Value II                      $     97   $    303   $    525   $  1,166
     ING Davis Venture Value                              $     92   $    287   $    498   $  1,108
     ING Fundamental Research                             $     82   $    255   $    444   $    990
     ING Goldman Sachs(R) Capital Growth                  $    107   $    334   $    579   $  1,283
     ING Goldman Sachs(R) Structured Equity               $     92   $    287   $    498   $  1,108
     ING JPMorgan International                           $    102   $    318   $    552   $  1,225
     ING JPMorgan Mid Cap Value                           $    102   $    318   $    552   $  1,225
     ING Legg Mason Partners Aggressive Growth            $     84   $    262   $    455   $  1,014
     ING Legg Mason Partners Large Cap Growth             $     86   $    268   $    466   $  1,037
     ING Lord Abbett U.S. Government Securities           $     73   $    227   $    395   $    883
     ING MFS Capital Opportunities                        $     92   $    287   $    498   $  1,108
     ING Neuberger Berman Partners(1)                     $     68   $    246   $    438   $    994
     ING Neuberger Berman Regency(1)                      $     90   $    299   $    525   $  1,176
     ING OpCap Balanced Value                             $    102   $    318   $    552   $  1,225
     ING Oppenheimer Global                               $     67   $    211   $    368   $    822
     ING Oppenheimer Strategic Income                     $     55   $    173   $    302   $    677
     ING PIMCO Total Return                               $     87   $    271   $    471   $  1,049
     ING Pioneer High Yield (1)                           $     77   $    253   $    444   $    996
     ING T. Rowe Price Diversified Mid Cap Growth         $     67   $    211   $    368   $    822
     ING T. Rowe Price Growth Equity                      $     77   $    240   $    417   $    930
     ING Templeton Foreign Equity(1)                      $    100   $    323   $    564   $  1,255
     ING UBS U.S. Large Cap Equity                        $     87   $    271   $    471   $  1,049
     ING UBS U.S. Small Cap Growth(1)                     $    102   $    342   $    601   $  1,342
     ING Van Kampen Comstock                              $     85   $    265   $    460   $  1,025
     ING Van Kampen Equity and Income                     $     58   $    183   $    318   $    714


----------

     (1) The Example numbers reflect the contractual expense limit for the one-year period and the first year of the three-, five-, and ten-year periods.

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in a Portfolio changes with the values of that Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Portfolio Summaries and are described below. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by a Portfolio can change over time.


     ASSET ALLOCATION RISK Certain Portfolios may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by a sub-adviser. A Portfolio that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


     CONVERTIBLE SECURITIES RISK The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


     CREDIT RISK A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High yield/high risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature. A Portfolio's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. A portfolios investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involves credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

     CREDIT DERIVATIVES RISK Certain Portfolios may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. A Portfolio pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, a Portfolio either delivers the defaulted bond (if the Portfolio has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Portfolio has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.


     CURRENCY RISK Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

     Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's asset.


     DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk as described above. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

     DEPOSITARY RECEIPT RISK Certain Portfolios may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.


     DERIVATIVES RISK Certain Portfolios may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. A Portfolio's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

     DIVERSIFICATION RISK A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended ("1940 Act"), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

     EMERGING GROWTH RISK A Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in a Portfolio's net asset value and the value of your investment.

     EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

     EQUITY SECURITIES RISK Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

     FOREIGN INVESTMENT RISK Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), and Global depositary receipts ("GDRs") are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

     GEOGRAPHIC FOCUS RISK A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Portfolio's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

     To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


     GROWTH INVESTING RISK Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.


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     HEADLINE RISK To take advantage of an attractive valuation, a Portfolio may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.


     HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK When a Portfolio invests in debt securities rated below investment grade, its credit risks are greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Portfolio to sell them quickly at an acceptable price. These risks can reduce a Portfolio's share price and the income it earns.


     INDUSTRY FOCUS RISK To the extent that a Portfolio is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

     INTEREST RATE RISK The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


     INVESTMENTS BY FUNDS-OF-FUNDS Each Portfolio's shares may be purchased by other investment companies, including through fund-of-funds arrangements within the ING Funds family. In some cases, a Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large inflows or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. The Adviser or Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio and funds-of-funds as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

     INITIAL PUBLIC OFFERINGS RISK Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. However, there is no assurance that the Portfolio will have access to profitable IPOs. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.


     ISSUER CONCENTRATION RISK Because a Portfolio may invest a relatively large percentage of its assets in a single issuer, a Portfolio's performance may be particularly sensitive to changes in the value of securities of these issuers.

     LARGE POSITIONS RISK A Portfolio may establish significant positions in companies which the sub-adviser has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on a Portfolio's net asset value. A Portfolio's returns may be more volatile than those of a less concentrated portfolio.

     LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

     LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have greater exposure to liquidity risk.


     MANAGER RISK A sub-adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective. A sub-adviser could do a poor job in executing an investment strategy. A sub-adviser may use the investment techniques or invest in securities that are not part of a Portfolio's principal investment strategy. For example, if market conditions warrant, Portfolios that invest principally in equity securities may temporarily invest in U.S. government


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     securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Portfolios that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolios and cause them to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.


     MARKET AND COMPANY RISK The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

     MARKET TRENDS RISK Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Portfolio may at times be better or worse than the performance of funds that focus on other types of stocks, or that have a broader investment style.


     MID-CAPITALIZATION COMPANY RISK Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.


     MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.

     OTHER INVESTMENT COMPANIES RISK The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, a Portfolio may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you would pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

     OVER-THE-COUNTER ("OTC") INVESTMENT RISK Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.


     PORTFOLIO TURNOVER RISK Changes to the investments of the Portfolio may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Portfolio will vary from year to year, as well as within a year.


     PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates

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     may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of a Portfolio because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that a Portfolio buys, have greater potential for losses when interest rates rise than other types of debt securities.

     The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If a Portfolio buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

     PRICE VOLATILITY RISK The value of a Portfolio changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.


     REAL ESTATE INVESTMENT TRUST RISK Investing in Real Estate Investment Trusts or ("REITs") may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that a Portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.


     SECTOR RISK A sector is a group of selected industries, such as technology. A Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a Portfolio that has securities representing a broader range of investments.

     SECURITIES LENDING RISK A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

     SECTOR ALLOCATION RISK The Sub-Adviser's expectations about the relative performance of the three principal sectors in which a Portfolio invests may be inaccurate and a Portfolio's returns might be less than other funds using similar strategies.

     SMALL-CAPITALIZATION COMPANY RISK Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.


     U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK Some U.S. government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.


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     VALUE INVESTING RISK A Portfolio may invest in "value" stocks. A sub-adviser may be wrong in its assessment of a company's value and the stocks a Portfolio holds may not reach what the sub-adviser believes are their full values. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings, and industrial production. The market may not favor value-oriented stocks and may not favor equities at all. During these periods, a Portfolio's relative performance may suffer.


     ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A Portfolio may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risk.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

-    TEMPORARY DEFENSIVE INVESTMENT STRATEGY

     Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions.


     ING American Century Large Company Value, ING American Century Select, The ING American Century Small-Mid Cap Value, ING Baron Small Cap Growth and ING PIMCO Total Return Portfolios may each invest up to 100% of their respective assets in cash, high-grade bonds, or cash equivalents for temporary defensive purposes. ING Legg Mason Partners Large Cap Growth Portfolio may invest, for temporary defensive purposes, up to 100% of its assets in any type of money market instrument, short-term debt securities or cash. ING Fundamental Research, ING Legg Mason Partners Aggressive Growth, ING MFS Capital Opportunities, ING Oppenheimer Global, ING Van Kampen Equity and Income, ING UBS U.S. Large Cap Equity and ING Van Kampen Comstock Portfolios may, for temporary defensive purposes, invest in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. government securities and related repurchase agreements. When market conditions warrant, ING UBS Small Cap Growth Portfolio may make substantial temporary defensive investments in cash equivalents. ING OpCap Balanced Value Portfolio may invest up to 100% of its assets in temporary defensive investments such as short-term U.S. government securities and money market instruments including commercial paper, high quality corporate debt securities having a remaining maturity of one year or less, other short-term debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. ING Van Kampen Equity and Income Portfolio also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan International Portfolio may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada. ING
     T. Rowe Price Diversified Mid Cap Growth and ING T. Rowe Price Growth Equity Portfolios may, for temporary defensive purposes, invest in short-term, high-quality, U.S. and foreign dollar-denominated money market securities, including repurchase agreements and/or shares of the T. Rowe Price Reserve Investment Fund. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment objectives.


     When BAMCO determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of ING Baron Asset Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, including U.S. government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments and repurchase agreements. The ING Baron Asset Portfolio may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, the ING Baron Asset Portfolio may not achieve its investment objective.


     For temporary defensive purposes, up to 100% of total assets of ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Structured Equity Portfolios may be invested in U.S. government securities, repurchase agreements collateralized by U.S. government securities, commercial paper rated at least A-2 by S&P or P-2 by Moody's, CDs, bankers' acceptances, non-convertible preferred stocks or non-convertible corporate bonds with a remaining maturity of less than one year.


     ING JPMorgan Mid Cap Value Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the portfolio is investing for temporary defensive purposes, it is not pursuing its investment objective.

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     At times ING Lord Abbett U.S. Government Securities Portfolio may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities.

     For temporary defensive purposes, or to manage cash pending investment or payout, ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio may invest up to 100% of its total assets in cash and cash equivalents, U.S. government and agency securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     ING Oppenheimer Strategic Income Portfolio may, for temporary defensive purposes or pending the investment of proceeds from the sale of Portfolio shares or investment portfolio securities or to meet anticipated redemption of Portfolio shares, invest up to 100% of its assets in cash or cash equivalents, such as U.S. Treasury bills and other short-term U.S. government obligations or higher-grade commercial paper.


     For temporary defensive purposes, including during periods of unusual cash flows, ING Pioneer High Yield Portfolio may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. ING Pioneer High Yield Portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of ING Templeton Foreign Equity Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, ING Templeton Foreign Equity Portfolio may be unable to achieve its investment goal.

-    INVESTMENT IN U.S. GOVERNMENT-RELATED ENTITIES

     Each Portfolio may invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

-    INVESTMENT STRATEGIES

     The types of securities in which a Portfolio invests and the investment techniques and practices in which the Portfolio may engage that are not principal investment strategies are discussed, together with their risks, in the Company's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting the Company (see back cover for address and phone number).

               ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO


     American Century looks for stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have increased to, or are higher than, a level American Century believes more accurately reflects the fair value of the company.


     Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

     Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

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     In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of capital growth.

                      ING AMERICAN CENTURY SELECT PORTFOLIO


     American Century looks for stocks of larger-sized companies that it believes will increase in value over time, using an investment strategy developed by American Century.

     In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes its investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Portfolio is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flows.

     Using American Century's extensive computer database, as well as other primary analytical research tools, the portfolio managers track financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the Portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

     Although American Century intends to invest the Portfolio's assets primarily in U.S. stocks, the Portfolio may invest in securities of foreign companies. Most of the Portfolio's foreign investments are in companies located and doing business in developed countries. Investments in foreign securities present some unique risks that are more fully described in the SAI.

     American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Portfolio may invest a portion of its assets in debt securities, preferred stock and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index future contracts. The Portfolio generally limits its purchase of debt securities to investment grade obligations. Futures contracts, a type of derivative security, can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. A complete description of the derivatives policy is included in the SAI.


               ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

     American Century looks for stocks of companies that they believe are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase those stocks of undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

     Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. American Century also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.

     The portfolio managers may sell stocks from the Portfolio's portfolio if they believe:

     -    a stock no longer meets their valuation criteria
     -    a stock's risk parameters outweigh its return opportunity
     -    more attractive alternatives are identified
     -    specific events after a stock's prospects.

     Futures contracts, a type of derivative security can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Portfolio to lose more money than the notional value of the investment.

     When the managers believe it is prudent, the Portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

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     In the event of exceptional market or economic conditions, the Portfolio may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. The Portfolio generally limits its purchase of debt securities to investment grade obligations, except for convertible debt securities, which may be rated below investment grade. To the extent the Portfolio assumes a defensive position, it will not be pursuing its objective of long-term growth of capital.

                            ING BARON ASSET PORTFOLIO

     In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for what it perceives is the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction. The Portfolio may also invest in "special situations," which arise when, in the opinion of BAMCO, the securities of a company will at some point be recognized and appreciate in value due to a specific anticipated development at the company.

                      ING BARON SMALL CAP GROWTH PORTFOLIO

     In making investment decisions for the Portfolio, BAMCO seeks securities that it believes have favorable price to value characteristics based on BAMCO's assessment of their prospects for future growth and profitability and the potential to increase in value at least 100% within four years. BAMCO seeks investments that are supported by long term demographic, economic and societal "mega-trends." BAMCO looks for the ability of a company to grow its business substantially within a four to five year period; special business niches that create unusually favorable business opportunities; sustainable barriers to competition; and strong management capabilities. BAMCO seeks to purchase these companies at what it perceives are attractive prices relative to projected future cash flows and asset values, before the companies' long-term business prospects are appreciated by other investors. The Portfolio may take large positions in the companies in which BAMCO has the greatest conviction.

                    ING COLUMBIA SMALL CAP VALUE II PORTFOLIO


     The Portfolio seeks to achieve its investment objective by normally investing 80% of its assets in equity securities of U.S. companies whose market capitalizations fall within the range of companies within the Russell 2000(R) Value Index and that are believed to have the potential for long-term growth.


     The management team uses a three-prong approach, combining fundamental and quantitative analysis with risk management to identify value opportunities and construct the portfolio. The management team looks at, among other things:

     - fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity;
     - various measures of relative valuation, including price to cash flow, price to earnings, price to sales and price to book. The management team believes that companies with lower relative valuation are generally more likely to provide better opportunities for capital appreciation;
     -    a company's current operating margins relative to its historic range;
          and


     - indicators of potential stock price appreciation. These could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors.


                        ING DAVIS VENTURE VALUE PORTFOLIO

     Davis performs extensive research to identify well-managed businesses with durable business models that can be purchased at attractive valuation relative to their intrinsic value. Under normal circumstances, the Portfolio invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The portfolio has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities.


     Over the years, Davis has developed a list of characteristics that it believes allow companies to expand earnings over the long term and manage risk to enhance their potential for superior long-term returns (see above under ING Davis Venture Value Portfolio, Principal Investment Strategies). While few companies possess all of these characteristics at any given time, Davis searches for companies that demonstrate a majority or an appropriate mix of these characteristics.


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     Davis' investment philosophy is not based on momentum, market-timing, or investment fads. Davis uses top-down and bottom-up research to identify long-term growth trends and evaluates risk on a company-by-company basis. Davis also seeks companies that demonstrate longevity and proven owner-oriented management, among other attributes.

                       ING FUNDAMENTAL RESEARCH PORTFOLIO

     ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the Portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM will emphasize stocks of larger companies (although it may also invest in mid-sized companies). ING IM utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

                  ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests under normal circumstances at least 90% of its total assets in equity investments. The Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by GSAM to have long-term capital appreciation potential. Although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                ING GOLDMAN SACHS(R) STRUCTURED EQUITY PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States. The Portfolio seeks to achieve its investment objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.


     The Portfolio's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Portfolio's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500(R) Index. The Portfolio seeks a broad representation in most major industries and sectors of the U.S. economy.


                      ING JPMORGAN INTERNATIONAL PORTFOLIO


     In seeking to achieve its investment objective, the Portfolio invests primarily (at least 65% of its total assets) in the equity securities of foreign companies that JPMAM (UK) believes have higher growth potential and which are attractively valued. The Portfolio will normally invest in a number of issuers in several countries other than the U.S. and will invest in securities in both developed and developing markets. The Portfolio will seek to invest in those companies that JPMAM (UK) believes are best able to capitalize on the growth and changes taking place within and between various regions of the world. Typically, these are companies with leading or rapidly-developing business franchises, strong financial positions, and high quality management, capable of defining and implementing company strategies to take advantage of local, regional or global market changes.


     The Portfolio also may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO

     JPMIM combines quantitative screening with proprietary fundamental analysis to construct the Portfolio's portfolio. JPMIM uses a wide variety of sources and research companies. These sources include electronic screens, JPMIM's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what JPMIM considers to be the key criteria for financial success. Then, JPMIM uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

     JPMIM may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. JPMIM may sell a security due to opportunity cost. As a result, a new company may displace a current holding. Finally, JPMIM may sell a security due to extreme over valuation. While JPMIM will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

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               ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO


     In seeking to achieve its investment objective, the Portfolio invests in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging growth companies. Emerging growth companies are either companies that SaBAM believes are early in their life cycle and have the potential to become major enterprises or are major enterprises whose rates of earnings growth and/or cash flow SaBAM believes will accelerate. The Portfolio's investments may include securities listed on a securities exchange or traded in the over the counter markets.

     SaBAM selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and SaBAM's large group of equity research analysts.


               ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

     The Portfolio normally invests at least 80% of its net assets in equity securities of large-capitalization companies and related instruments. The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. While the Portfolio intends to invest substantially all of its assets in equity securities, the Portfolio may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be large capitalization companies.


              ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO

     Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities. The Portfolio generally invests a substantial portion of its assets in securities issued or guaranteed by various government sponsored enterprises. In managing the Portfolio, Lord Abbett seeks securities that it expects will produce high current income consistent with reasonable risk. Lord Abbett also seeks to construct a portfolio with an average duration ranging between three and eight years. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Lord Abbett may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

                     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies, which MFS believes, have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

     MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's manager and MFS' large group of equity research analysts.

     The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

                     ING NEUBERGER BERMAN PARTNERS PORTFOLIO

     The Portfolio seeks to reduce risk by diversifying among many companies and industries. The Portfolio invests mainly in common stocks of mid- to large-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for well-managed companies with strong balance sheets whose stock prices are undervalued. The factors that Neuberger Berman uses to identify such companies may include: strong fundamentals, such as a company's financial, operational, and competitive positions; relatively high operating profit margins and returns; and a sound internal earnings record. Neuberger Berman also may seek other characteristics in a company in which the Portfolio may invest, such as a strong market position relative to competitors; a high level of stock ownership among management; and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

                     ING NEUBERGER BERMAN REGENCY PORTFOLIO

     The Portfolio seeks to reduce risk by diversifiying among many companies, sectors and industries. The Portfolio invests mainly in common stocks of mid-capitalization companies. In selecting investments for the Portfolio, Neuberger Berman looks for undervalued companies with high-quality businesses. The factors that Neuberger Berman uses to identify such companies may include: above-average returns on invested capital; strong management teams; and solid balance sheets. This approach is designed to let the Portfolio benefit from potential increases in stock prices while limiting the risks typically associated with stocks. From time to time Neuberger Berman may emphasize investment in sectors that it believes will benefit from market or economic trends. Neuberger Berman follows a disciplined selling strategy and may sell stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

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                       ING OPCAP BALANCED VALUE PORTFOLIO

     While the Portfolio does not limit its investments to issuers in a particular capitalization range, OpCap currently focuses on securities of mid-size and larger established companies.

     In selecting securities for the Portfolio, OpCap uses a "value" approach to investing. OpCap searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process for equity securities includes the following techniques:

     - A "bottom up" analytical approach using fundamental research to focus on a particular issuer before considering industry trends, by evaluating each issuer's characteristics, financial results and management;
     - A search for securities of established companies believed to be undervalued and having a high return on capital, a strong management committed to shareholder value, and positive cash flows; and
     - Ongoing monitoring of issuers for fundamental changes in the company that might alter OpCap's initial expectations about the security and might result in a decision to sell the security.

     The Portfolio also may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. Debt securities are selected primarily for their income possibilities and capital appreciation and their relative emphasis in the Portfolio may be greater when the stock market is volatile. The Portfolio has no limit on the range of maturities of the debt securities it can buy. The debt securities that the Portfolio buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by OpCap. In addition, the Portfolio's investments in debt securities can be above or below investment grade in quality. A listing of the ratings definitions of the principal rating organizations is found in the Appendix A to the SAI.

                        ING OPPENHEIMER GLOBAL PORTFOLIO

     The allocation of the Portfolio's investment portfolio among different investments will vary over time based upon Oppenheimer's evaluation of economic and market trends. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus. Oppenheimer tries to reduce risks by carefully researching securities before they are purchased. The Portfolio attempts to reduce its exposure to market risks by diversifying its investments. Also, the Portfolio does not concentrate 25% or more of its total assets in any one industry. However, changes in the overall market prices of securities and the income they pay can occur at any time. In addition, from time to time, the Portfolio may increase the relative emphasis of its investments in a particular industry. The share price of the Portfolio will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

     The foreign securities the Portfolio can buy include stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue or profits from businesses, investments or sales outside the U.S. Foreign securities include securities traded primarily on foreign securities exchanges or in the foreign over-the-counter market. The Portfolio can also buy foreign debt securities.

     The Portfolio's investments include common stocks of foreign and domestic companies that Oppenheimer believes have growth potential. Growth companies can be new or established companies that may be developing new products or services that have relatively favorable prospects, or that are expanding into new and growing markets. Growth companies may be applying new technology, new or improved distribution techniques or developing new services that might enable them to capture a dominant or important market position. Growth companies tend to retain a large part of their earnings and therefore, do not tend to emphasize paying dividends and may not pay dividends for some time. They are selected because Oppenheimer believes the price of their stock will increase over the long term. However, growth stocks may be more volatile than other stock investments. They may lose favor with investors if the issuer's business plans do not produce the expected results, or if growth investing falls out of favor with investors.

     The Portfolio may also invest in other equity instruments such as preferred stocks, warrants and securities convertible into common stocks. The Portfolio may invest up to 15% of its assets in illiquid or restricted securities. In addition, the Portfolio may invest in derivative instruments, including options, futures and forward contracts. The Portfolio can buy and sell hedging instruments (forward contracts, futures contracts and put and call options).

                   ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO


     The Portfolio's principal investment strategies are discussed under "Portfolio Summaries." These strategies involve the allocation of the Portfolio's investment portfolio among the different types of permitted investments. This allocation will vary over time, based upon Oppenheimer's evaluation of economic and market trends. At times, the Portfolio might emphasize investments in one or two sectors


                                       68
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     because of Oppenheimer's evaluation of the opportunities for high current income from debt securities in those sectors, relative to other sectors. The Portfolio's investment portfolio might not always include all of the different types of investments described in this Prospectus.

     The Portfolio can invest in different types of debt securities. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Portfolio buys may be rated by nationally recognized statistical rating organizations or they may be unrated securities assigned an equivalent rating by Oppenheimer. The Portfolio's investments may be investment grade or below investment grade in credit quality and the Portfolio can invest without limit in below investment grade debt securities, commonly known as "junk bonds." These typically offer higher yields than investment grade bonds because investors assume greater risks of default on these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to the SAI.

     The Portfolio can invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. The Portfolio does not anticipate having significant investments in those types of securities as part of its normal strategies.

                        ING PIMCO TOTAL RETURN PORTFOLIO

     The Portfolio seeks maximum total return. The total return sought consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates or improving credit fundamentals for a particular market sector or security.

     In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and used other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy, the financial markets and other factors.

     PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

                        ING PIONEER HIGH YIELD PORTFOLIO


     Under normal market conditions, the Portfolio invests at least 80% of its net assets in below investment grade (high yield) debt securities and preferred stocks. Pioneer uses a value investing approach in managing the Portfolio, seeking securities selling at reasonable prices or substantial discounts to their underlying values. The Portfolio then holds these securities for their incremental yields or until market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth.


     In assessing the appropriate maturity, rating and sector weighting of the Portfolio's investment portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates, including fundamental economic indicators, such as the rates of economic growth and inflation; Federal Reserve monetary policy; and the relative value of the U.S. dollar compared to other currencies. Pioneer periodically adjusts sector weightings to reflect its outlook on the market for high yield securities.


             ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests at least 80% of its total assets in the equity securities of companies that have a market capitalization within the range of companies in the Russell Midcap(R) Growth Index or the S&P 400 Index. The Portfolio will be broadly diversified and will focus on mid-size companies whose earnings are expected to grow at a rate faster than the average company. The Portfolio may also purchase foreign stocks (up to 25% of total assets), futures and options in keeping with its investment objective.


                    ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

     In seeking to achieve its investment objectives, the Portfolio invests primarily in the common stocks of a diversified group of growth companies.
     T. Rowe Price normally (but not always) seeks to invest in companies that have the ability to pay increasing dividends through strong cash flows.
     T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

     The Portfolio may also purchase foreign stocks, hybrid instruments, futures, and options, in keeping with its objectives. The Portfolio may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. Portfolio investments in foreign securities are limited to 30% of total assets.

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                     ING TEMPLETON FOREIGN EQUITY PORTFOLIO

     In selecting securities for the Portfolio, Templeton attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

     When Templeton believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, short-term and medium-term U.S. and foreign government securities, bank obligations and repurchase agreements, among others. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Portfolio may be unable to achieve its investment objective.

                     ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests primarily in U.S. equity securities, including dividend paying securities, common stock and preferred stock. The Portfolio focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The Portfolio may invest in companies of any size although, in general, the Portfolio emphasizes large capitalization stocks. The Portfolio's investments may include securities traded on securities exchanges or in the over the counter markets.

                     ING UBS U.S. SMALL CAP GROWTH PORTFOLIO

     In seeking to achieve its investment objective, the Portfolio invests primarily in equity securities of U.S. small capitalization companies, including common stock and preferred stock. The Portfolio may invest in foreign securities and may use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

     In selecting securities, UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities.

                        ING VAN KAMPEN COMSTOCK PORTFOLIO

     In selecting securities for investment, the Portfolio focuses primarily on the security's potential for capital growth and income. Van Kampen emphasizes a value style of investing seeking well-established, undervalued companies. Van Kampen generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. The Portfolio's style presents a risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. The Portfolio may invest in issuers of small-, medium- or large-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent Van Kampen invests in small- and medium-sized companies, the Portfolio may be subject to greater risk than that assumed through investment in securities of larger companies.

     The Portfolio may dispose of a security whenever Van Kampen believes factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, a change in the relative market performance or appreciation possibilities offered by an individual security and other circumstances bearing on the desirability of a given instrument.

                   ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

     In selecting securities, Van Kampen focuses on a security's potential for income and long-term growth of capital. The Portfolio emphasizes a value style of investing and seeks income-producing securities that have attractive growth potential on an individual company basis. Van Kampen seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. The Portfolio's style presents the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. The Portfolio may invest in securities that do not pay dividends or interest and securities that have above average volatility of price movement, including warrants or rights to acquire securities. Because prices of equity securities and debt securities fluctuate, the value of an investment in the Portfolio will vary based on the Portfolio's investment performance. In an effort to reduce the Portfolio's overall exposure to any individual security price decline, the Portfolio spreads its investments over many different companies in a variety of industries. Van Kampen focuses on large size companies, although the Portfolio may invest in companies of any size.


     Income producing securities can include common and preferred stocks and convertible securities, including below investment grade convertible securities. In addition, while the Portfolio primarily invests in income-producing equity securities, it also may invest in investment grade quality debt securities at the time of purchase. The Portfolio may invest up to 15% of its total assets in real estate investment trusts ("REITs") and 25% of its total assets in securities of foreign issuers and up to 10% of its net assets in illiquid securities and certain restricted securities. The Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions for cash management purchases.


                          MANAGEMENT OF THE PORTFOLIOS


     ADVISER


     ING Life Insurance and Annuity Company ("ILIAC"), a Connecticut insurance corporation, serves as the adviser to each of the Portfolios. ILIAC has overall responsibility for the management of the Portfolios. ILIAC provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

     ILIAC is registered with the SEC as an investment adviser. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE:
     ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.


     As of December 31, 2005, ILIAC managed over $11 billion in registered investment company assets. The principal address of ILIAC is 151 Farmington Avenue, Hartford, Connecticut 06156.

     ILIAC has engaged a sub-adviser to provide the day-to-day management of each Portfolio's portfolio. ILIAC is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ILIAC or a Portfolio's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ILIAC may assume day-to-day investment management of the Portfolios.

     ILIAC, subject to the supervision of the Board of Directors of the Company (each a "Director", and collectively, "Directors"), acts as a "manager-of-managers" for the ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs(R) Capital Growth Portfolio, ING Goldman Sachs(R) Structured Equity Portfolio, ING JPMorgan International Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason Partners Portfolio, ING MFS Capital Opportunities Portfolio, ING OpCap Balanced Value Portfolio, ING PIMCO Total Return Portfolio, ING T. Rowe Price Growth Equity Portfolio and ING UBS U.S. Small Cap Growth Portfolio (collectively, "Manager-of-Managers Portfolios"). In this capacity, ILIAC oversees the Manager-of-Managers Portfolios' day-to-day operations and oversees the investments activities of the Manager-of-Managers Portfolios. On May 24, 2002, the Company and ILIAC received exemptive relief from the SEC permitting ILIAC and the Company, with the approval of the Board, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without shareholder approval for each Manager-of-Managers Portfolio. The Company will notify shareholders of any change in the identity of a sub-adviser of a Manager-of-Managers Portfolio. In this event, the name of the Manager-of-Managers Portfolio and its investment strategies may also change.

     MANAGEMENT FEE


     ILIAC receives a monthly fee for its services based on the average daily net assets of each of the Portfolios (or the combined net assets of two or more Portfolios).


     The following table shows the aggregate annual management fees paid by each Portfolio as a percentage of each Portfolio's average daily net assets:



                     PORTFOLIO                                      ADVISORY FEE
     ING American Century Large Company Value                           0.80%
     ING American Century Select                                        0.64%
     ING American Century Small-Mid Cap Value                           1.00%
     ING Baron Asset(1)                                                 0.95%
     ING Baron Small Cap Growth                                         0.85%
     ING Columbia Small Cap Value II(2)                                 0.75%
     ING Davis Venture Value                                            0.88%
     ING Fundamental Research                                           0.60%
     ING Goldman Sachs(R) Capital Growth                                0.85%
     ING Goldman Sachs(R) Structured Equity                             0.70%
     ING JPMorgan International                                         0.80%
     ING JPMorgan Mid Cap Value                                         0.75%
     ING Legg Mason Partners Aggressive Growth                          0.68%
     ING Legg Mason Partners Large Cap Growth                           0.64%
     ING Lord Abbett U.S. Government Securities(1)                      0.47%
     ING MFS Capital Opportunities                                      0.65%

     ING Neuberger Berman Partners(1)                                   0.60%
     ING Neuberger Berman Regency(1)                                    0.75%
     ING OpCap Balanced Value                                           0.80%
     ING Oppenheimer Global                                             0.60%
     ING Oppenheimer Strategic Income                                   0.50%
     ING PIMCO Total Return                                             0.50%
     ING Pioneer High Yield(1)                                          0.60%
     ING T. Rowe Price Diversified Mid Cap Growth                       0.64%
     ING T. Rowe Price Growth Equity                                    0.60%
     ING Templeton Foreign Equity(1)                                    0.80%
     ING UBS U.S. Large Cap Equity                                      0.70%
     ING UBS U.S. Small Cap Growth(2)                                   0.90%
     ING Van Kampen Comstock                                            0.60%
     ING Van Kampen Equity and Income                                   0.55%


----------

     (1) Because the Portfolios had not commenced operations as of December 31, 2005, the advisory fee reflects the current contract rate.
     (2) Because the Portfolios had not commenced operations as of the date of this prospectus, the advisory fee reflects the current contract rate.

     For information regarding the basis for the Board's approval of the advisory and sub-advisory contracts for all Portfolios, except ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and UBS U.S. Small Cap Growth Portfolio, please refer to the annual shareholder report, dated December 31, 2005. For ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and UBS U.S. Small Cap Growth Portfolio, please refer to the semi-annual shareholder report that will be dated June 30, 2006.

     ILIAC is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.

     ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if the Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including:
     Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; Southland Life Insurance Company; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 35 basis points, computed based on assets attributable to contract holders and plan participants with interests in the Portfolios through these insurers, for administrative services provided to the Portfolios. During the year ended December 31, 2005, ILIAC paid approximately $5.7 million pursuant to such arrangements with these insurance companies, applicable to all the Portfolios.

     SUB-ADVISERS

     ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO, ING AMERICAN CENTURY SELECT PORTFOLIO AND ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO. The Adviser has engaged American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri, 64111, as Sub-Adviser to ING American Century Large Company Value Portfolio, ING American Century Select Portfolio and ING American Century Small-Mid Cap Value Portfolio. American Century has been an investment adviser since 1958 and as of December 31, 2005 American Century had $100.85 billion in assets under management.

     ING American Century Large Company Value Portfolio is managed by a team of portfolio managers comprised of Mark Mallon, Chief Investment Officer and Executive Vice President, Charles A. Ritter, Vice President and Senior Portfolio Manager, and Brendan Healy, Vice President and Portfolio Manager. Each team member has been managing the Portfolio since April 2005.
     Mr. Mallon, CFA, joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Ritter, CFA, joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Healy, CFA, joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst.

     ING American Century Select Portfolio is co-managed by Harold Bradley, Keith Lee and Michael Li. Mr. Bradley is Chief Investment Officer of U.S. Growth Equity Mid Cap/Small Cap/Sector for American Century and has managed the Portfolio since April 2006. He joined American Century in 1998 and for 10 years he directed American Century's equity trading group. He is currently a member of American Century's

     Investment Oversight Committee. He is a CFA charterholder. Mr. Lee, Portfolio Manager of American Century, has been a member of the large cap growth team that manages the Portfolio and a similar American Century fund since October 2001. He became a Portfolio Manager in July 2003. He was an International Analyst for American Century from July 1998 to July 2000 and a Telecommunications Analyst for Galleon Management from July 2000 to September 2001. He is a CFA charterholder. Dr. Li, Portfolio Manager, has been a member of the large cap growth team since July 2003. Before joining American Century in 2002, Dr. Li attended the Wharton School of Business, University of Pennsylvania. Dr. Li has managed the Porfolio since February 2006.

     ING American Century Small-Mid Cap Value Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele Kevin Laub, Phillip N. Davidson, Scott A. Moore, and Michael Liss. Mr. Giele and Mr. Laub are responsible for the management of the small-capitalization assets of the Portfolio. Mr. Davidson, Mr. Moore, and Mr. Liss are responsible for the management of the mid-capitalization assets of the Portfolio. Mr. Giele, Vice President and Senior Portfolio Manager, joined American Century as an Investment Analyst in 1998 and has managed the Portfolio since 2002. Before joining American Century, he was an Investment Analyst at USAA Investment Management Company from June 1995 to May 1998. Mr. Laub, Vice President and Portfolio Manager, joined American Century as an Investment Analyst in 1998. Before joining American Century, he was a senior auditor at Deloitte & Touche LLP, where he spent three years planning and supervising audits. Mr. Laub has managed the Portfolio since 2003. Mr. Davidson, Chief Investment Officer-Value and Senior Vice President, joined American Century in 1993 and has managed the Portfolio since May 2006. Mr. Moore, Vice President and Senior Portfolio Manager, joined American Century in 1993 and became a portfolio manager in 1999. He has managed the Portfolio since May 2006. Mr. Liss, Vice President and Portfolio Manager, joined American Century in 1998 and became a portfolio manager in 2004. He has managed the Portfolio since May 2006.

     ING BARON ASSET PORTFOLIO AND ING BARON SMALL CAP GROWTH PORTFOLIO. The Adviser has engaged BAMCO, Inc. ("BAMCO"), 767 Fifth Avenue, New York, New York, 10153, a subsidiary of Baron Capital Group Inc., as Sub-Adviser to ING Baron Asset Portfolio and ING Baron Small Cap Growth Portfolio. BAMCO has been an investment adviser since March 6, 1987, and as of December 31, 2005, BAMCO had $13.7 billion in mutual fund assets under management.


     Ronald Baron and Andrew Peck have served as the portfolio managers for ING Baron Asset Portfolio since its inception. Mr. Baron, Founder, Chief Executive Officer and Chairman of BAMCO, has managed money for clients since 1975. Mr. Peck, a Vice President of BAMCO, has worked at BAMCO as an analyst since February 1998 and has been a portfolio manager since July 2003.

     Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer and Chairman of BAMCO is the Portfolio Manager of the ING Baron Small Cap Growth Portfolio. Mr. Baron has been a portfolio manager since 1987 and has managed money for others since 1975.


     ING COLUMBIA SMALL CAP VALUE II PORTFOLIO. The Adviser has engaged Columbia Management Advisors, LLC ("CMA"), 100 Federal Street, Boston, MA 02110, as Sub-Adviser to ING Columbia Small Cap Value II Portfolio. CMA is a registered investment adviser and an indirect wholly-owned subsidiary of Bank of America, N.A. Its management expertise covers all major domestic asset classes, including equity and fixed-income securities and money market instruments. CMA acts as investment adviser for individuals, corporations, private investment companies and financial institutions. As of December 31, 2005, CMA had over $361.1 billion in assets under management.

     The following individuals share responsibility for the day-to-day management of the Portfolio.


     Christian Stadlinger is a senior portfolio manager for CMA with a primary focus on managing small-cap value assets. In this role, he is responsible for all research, stock selection and portfolio constructions for the Portfolio. Prior to joining CMA in 2002, Dr. Stadlinger worked as a team leader and senior portfolio manager for BlackRock Inc. from 1996 to 2002.

     Jarl Ginsberg is a portfolio manager and senior research analyst for CMA. He has managed the Portfolio since inception. Mr. Ginsberg is responsible for research, stock selection and portfolio construction for the small-cap product. Prior to joining CMA, Mr. Gingsberg was a research analyst for Pilgrim, Baxter & Associates (2002-2003) and a portfolio manager and analyst for BlackRock Inc. (1998-2002).


     ING DAVIS VENTURE VALUE PORTFOLIO. The Adviser has engaged Davis, 2949 East Elvira Road, Suite 101, Tucson AZ 85706, as Sub-Adviser to ING Davis Venture Value Portfolio. Davis also serves as investment adviser for other mutual funds and institutional and individual clients. Davis has been an investment adviser since 1969, and as of December 31, 2005, managed approximately $72 billion in assets.


     Christopher C. Davis and Kenneth C. Feinberg are primarily responsible for the day-to-day management of ING Davis Venture Value Portfolio. Mr. Davis has served as a Portfolio Manager of ING Davis Venture Value Portfolio since October 2005, and also manages other equity funds advised or sub-advised by Davis. Mr. Davis has served as a research analyst and portfolio manager with Davis since 1989 and has served as Chief Executive Officer of Davis since 2000. Kenneth C. Feinberg has served as a Portfolio Manager of ING Davis Venture Value Portfolio since October 2005, and also manages other equity funds advised or sub-advised by Davis. Mr. Feinberg started with Davis as a research analyst in December 1994.


     ING FUNDAMENTAL RESEARCH PORTFOLIO. The Adviser has engaged ING Investment Management Co. ("ING IM"), 230 Park Avenue, New York, New York 10169, as Sub-Adviser to the ING Fundamental Research Portfolio. ING IM has been an investment adviser since 1972 and manages investments totaling approximately $59.4 billion in assets as of December 31, 2005.

     The Portfolio is managed by Christopher F. Corapi.

     Mr. Corapi, Portfolio Manager and Director of Fundamental Equity Research, ING IM, has been managing the Portfolio since April 2005. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors since 2002. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JPMorgan Investment Management beginning in 1998.


     ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO AND ING GOLDMAN SACHS(R) STRUCTURED EQUITY PORTFOLIO. The Adviser has engaged Goldman Sachs Asset Management, L.P. ("GSAM"), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., 32 Old Slip, New York, New York 10005, as Sub-Adviser to ING Goldman Sachs(R) Capital Growth Portfolio and ING Goldman Sachs(R) Structured Equity Portfolio. GSAM is a part of the Investment Management Division ("IMD") and an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibilities. As of December 31, 2005, GSAM, along with other units of IMD, had assets under management of $526.4 billion.


     GSAM uses a team approach in its management of the ING Goldman Sachs(R) Capital Growth Portfolio. David G. Shell, CFA, Steven M. Barry, and Gregory
     H. Ekizian, CFA, are primarily responsible for the day-to-day management of the Portfolio. David G. Shell is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1997. From 1987 to 1997, Mr. Shell was a portfolio manager at Liberty and its predecessor firm, Eagle. Steven M. Barry is a Managing Director, Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager in 1999. From 1988 to 1999, Mr. Barry was a portfolio manager at Alliance Capital Management. Gregory A. Ekizian is a Managing Director, Co-Chief Investment Officer and senior portfolio manager of GSAM. He joined GSAM as a portfolio manager and Co-Chair of the Growth Investment Committee in 1997. From 1990 to 1997, Mr. Ekizian was a portfolio manager at Liberty and its predecessor firm, Eagle.


     GSAM uses a team approach in its management of the ING Goldman Sachs(R) Structured Equity Portfolio. Melissa R. Brown, CFA and Robert C. Jones, CFA, are primarily responsible for the day-to-day management of the Portfolio. Melissa Brown is Managing Director and Senior Portfolio Manager with GSAM, her employer since 1998. Gary Chropurka is a Vice President and Head of Portfolio Implementation with GSAM. Mr. Chropurka joined GSAM in March 1998. Mr. Jones has managed the Portfolio since April, 2006. He is a managing director and portfolio manager with Goldman Sachs Asset Management, his employer since 1989. From 1987 to 1989 he was a senior quantitative analyst with Goldman Sachs Investment Research. Prior to that, he provided quantitative research for both a major investment firm and an options consulting firm. Mr. Jones holds the Chartered Financial Analysts designation and is also an officer of the Society of Quantitative Analysts.

     ING JPMORGAN INTERNATIONAL PORTFOLIO. The Adviser has engaged J.P. Morgan Asset Management (U.K.) Ltd., ("JPMAM (UK)") as Sub-Adviser for the Portfolio. The principal business address of JPMAM (UK) is 20 Finsbury Street, London, U.K., EC2Y 9AQ, United Kingdom. JPMAM (UK) is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2005, JPMAM (UK) and its affiliates had over $846.9 billion in assets under management.


     The portfolio is managed on a team-basis by JPMorgan's London-based Global Portfolios Group. This group is headed by Howard Williams, a Managing Director and senior portfolio manager. Mr. Williams has been an employee since 1994 and a senior portfolio manager for the Global Portfolios Group since it was established in 1998. James Fisher is the lead portfolio manager for all EAFE portfolios managed by this Group and is the individual primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Fisher is a Managing Director and has worked at JPMorgan and its predecessor companies since 1985 in numerous investment roles and has managed the Portfolio since December 2002.


     ING JPMORGAN MID CAP VALUE PORTFOLIO. The Adviser has engaged J.P. Morgan Investment Management Inc. ("JPMIM"), 522 Fifth Avenue, New York, New York 10036, as Sub-Adviser for the Portfolio. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM has been an investment adviser since 1984, and as of December 31, 2005, JPMIM, and its affiliates had over $846.9 billion in asset under management.


     Jonathan K.L. Simon and Lawrence Playford serve as Portfolio Managers of the Portfolio. Mr. Simon is a Managing Director and has worked as a portfolio manager with various affiliates of JPMIM since 1980 and is currently a Managing Director of JPMIM. Lawrence Playford, Vice President, is an energy, utilities and industrials analyst in the U.S. Equity Group. An employee since 1993, Mr. Playford joined the investment team in October 2003 after serving as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Prior to that, he was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients.


     ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO AND ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO. The Adviser has engaged Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, NY 10022, as Sub-Adviser to ING Legg Mason Partners Aggressive Growth Portfolio and ING Legg Mason Partners Large Cap Growth Portfolio. SaBAM, a wholly-owned subsidiary of Legg Mason, Inc., has affiliates in London, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutions. SaBAM has been an investment adviser since 1987, and as of December 31, 2005, SaBAM managed $88.6 billion in assets.

     ING Legg Mason Partners Aggressive Growth Portfolio is managed by Richie Freeman. Mr. Freeman has been with SaBAM or its predecessor firms since 1983, serving as Managing Director and Portfolio Manager. Mr. Freeman manages the Smith Barney Aggressive Growth Fund, multicap growth portfolios, mid/small cap portfolios on a private portfolio basis, as well as the offshore U.S. Aggressive Growth Fund, and co-manages the Salomon Brothers Variable Emerging Growth Fund.

     Alan Blake is primarily responsible for the day-to-day management of ING Legg Mason Partners Large Cap Growth Portfolio. Mr. Blake is a Managing Director and Senior Portfolio Manager and he has been with SaBAM or its affiliates since 1991. He has more than 26 years of securities business experience.

     ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO. The Adviser has engaged Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, as Sub-Adviser to ING Lord Abbett U.S. Government Securities Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management as of December 31, 2005 of approximately $101 billion.


     Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, heads the team for the Portfolio and is primarily responsible for the day-to-day management of the Portfolio. Mr. Gerber joined Lord Abbett in 1997 and has managed the Portfolio since its inception.


     ING MFS CAPITAL OPPORTUNITIES PORTFOLIO. The Adviser has engaged Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, as Sub-Adviser to ING MFS Capital Opportunities Portfolio. MFS has been engaged in the investment management business since 1924 and is an indirect subsidiary of Sun Life Financial, Inc. (an insurance company). Net assets under management of MFS were approximately $163 billion as of December 31, 2005.


     Jeffrey C. Constantino and Gregory W. Locraft, Jr. serve as the management team for ING MFS Capital Opportunities Portfolio. Mr. Constantino and
     Mr. Locraft have managed the Portfolio since December 2005. Mr. Constantino is Vice President of MFS and has been employed in the investment management area of MFS since 2000. Mr. Locraft is Vice President of MFS and has been employed in the investment management area of MFS since 1998.


     ING NEUBERGER BERMAN PARTNERS PORTFOLIO AND NEUBERGER BERMAN REGENCY PORTFOLIO. The Adviser has engaged Neuberger Berman, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 as Sub-Adviser to ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio. As of December 31, 2005, Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management.


     S. Basu Mullick serves as the portfolio manager for the ING Neuberger Berman Partners Portfolio and the ING Neuberger Berman Regency Portfolio. Mr. Mullick is a Vice President of Neuberger Berman and a Managing Director of Neuberger Berman, LLC. Since 1998, Mr. Mullick has managed a Neuberger fund that is managed in a style substantially similar to that in which ING Neuberger Berman Partners Portfolio and ING Neuberger Berman Regency Portfolio are managed. He served as a portfolio manager at Ark Asset Management from 1993 to 1998.


     ING OPCAP BALANCED VALUE PORTFOLIO. The Adviser has engaged Oppenheimer Capital LLC ("OpCap"), 1345 Avenue of the Americas, New York, New York 10105-4800, a wholly-owned subsidiary of Allianz Global Investors NY Holdings LLC, as Sub-Adviser to ING OpCap Balanced Value Portfolio. Allianz Global Investors NY Holdings LLC is a wholly-owned subsidiary of Allianz Global Investors U.S. Equities LLC, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P. OpCap has operated as an investment adviser to investment companies, institutions, and other investors since its organization in 1987, and as of December 31, 2005, OpCap advised accounts having assets in excess of $25 billion.

     Colin Glinsman is the person primarily responsible for the day-to-day management of the Portfolio. Mr. Glinsman has final decision-making authority over both the equity and fixed income investments for the Portfolio. Matthew Greenwald proposes securities recommendations for the fixed income side of the portfolio to Mr. Glinsman who is responsible for
     (i) approving all issuers the Portfolio invests in; (ii) determining the overall duration and credit quality of the Portfolio; (iii) determining the weighting of fixed income investments within the spectrum of fixed income products; and (iv) selecting fixed income investments independent of Mr. Greenwald's recommendations. Mr. Glinsman is a Managing Director and Chief Investment Officer of OpCap. He has been a portfolio manager since December 1992 and prior to that he was a securities analyst for OpCap.
     Mr. Greenwald is a Senior Vice President and Portfolio Manager/Analyst in OpCap's fixed income group. He joined OpCap in 1989 and has been an investment professional associated with the Portfolio since December 2002.

     ING OPPENHEIMER GLOBAL PORTFOLIO AND ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO. The Adviser has engaged OppenheimerFunds, Inc. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York,
     New York 10281, as Sub-Adviser to ING Oppenheimer Global Portfolio and ING Oppenheimer Strategic Income Portfolio. OppenheimerFunds, Inc. has operated as an investment advisor since January 1960. As of December 31, 2005, Oppenheimer, including subsidiaries and controlled affiliates managed approximately $200 billion in assets.


     ING Oppenheimer Global Portfolio is managed by Rajeev Bhaman. Mr. Bhaman has been a Vice President of Oppenheimer since January 1997 and is a portfolio manager of other funds managed by Oppenheimer. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed by Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman has managed the Portfolio since August 2004.

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     ING Oppenheimer Strategic Income Portfolio is managed by Arthur
     P. Steinmetz. Mr. Steinmetz has been a Senior Vice President of Oppenheimer since March 1993. He also serves as officer and portfolio manager for a number of Oppenheimer funds. He has managed the Portfolio since its inception.

     ING PIMCO TOTAL RETURN PORTFOLIO. The Adviser has engaged Pacific Investment Management LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, as Sub-Adviser to ING PIMCO Total Return Portfolio. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. with a minority interest held by PIMCO Partners, LLC. PIMCO has been an investment adviser since 1971, and as of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management. Pasi Hamalainen, Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight, is responsible for the day-to-day management of the Portfolio. Mr. Hamalainen previously served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team. He has been with PIMCO since 1994 and has managed the Portfolio since May 2002.


     ING PIONEER HIGH YIELD PORTFOLIO. The Adviser has engaged Pioneer, 60 State Street, Boston, Massachusetts 02109, as Sub-Adviser to ING Pioneer High Yield Portfolio. Pioneer is an indirect, wholly-owned subsidiary of Unicredito Italiano S.p.A. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


     Margaret D. Patel provides day-to-day management services to the Portfolio. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972.

     Ms. Patel is supported by a team of fixed income portfolio managers led by Kenneth J. Taubes, who is responsible for overseeing the U.S. and global fixed income team. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Ms. Patel and the team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.


     ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO AND ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO. The Adviser has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202 as Sub-Adviser to ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio. T. Rowe Price has been engaged in the investment management business since 1937.
     T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price and its affiliates managed over $269.5 billion as of December 31, 2005, for individual and institutional investors, retirement plans and financial intermediaries.


     ING T. Rowe Price Diversified Mid Cap Growth Portfolio is managed by an investment advisory committee. The committee chairman, Donald J. Peters, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Peters is a Vice President of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1993.

     ING T. Rowe Price Growth Equity Portfolio is managed by an investment advisory committee. The committee chairman, Robert W. Smith, has day-to-day responsibility for managing the ING T. Rowe Price Growth Equity Portfolio and works with the committee in developing and executing its investment program. Mr. Smith is a Vice President of T. Rowe Price and joined the firm in 1992 as an equity analyst. He has managed the T. Rowe Price Growth Stock Fund since 1997.


     ING TEMPLETON FOREIGN EQUITY PORTFOLIO. The Adviser has engaged Templeton, 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, as Sub-Adviser to ING Templeton Foreign Equity Portfolio. As of December 31, 2005, Templeton's assets under management were approximately $464 billion.


     Gary P. Motyl, Guang Yang and Cindy Sweeting serve as the management team for ING Templeton Foreign Equity Portfolio and have managed the Portfolio since its inception. Mr. Motyl, President of Templeton, has primary responsibility for the Portfolio's investments, and has managed certain of the Templeton funds since 1996. In this capacity, he has had primary responsibility for fund investments and has had authority over all aspects of portfolio management. He joined Franklin Templeton Investments in 1981. Mr. Yang and Ms. Sweeting have secondary portfolio management responsibilities. Mr. Yang, Senior Vice President of Templeton, joined Franklin Templeton Investments in 1995 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment for a number of the Templeton funds during this time.
     Ms. Sweeting, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1997 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment for a number of the Templeton funds during this time.


     ING UBS U.S. SMALL CAP GROWTH PORTFOLIO AND ING UBS U.S. LARGE CAP EQUITY PORTFOLIO. The Adviser has engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), One North Wacker Drive, Chicago, Illinois 60606, as Sub-Adviser to ING UBS U.S. Small Cap Growth Portfolio and ING UBS U.S. Large Cap Equity Portfolio. UBS Global AM is an indirect, wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. As of December 31, 2005 UBS Global AM managed approximately $66.1 billion in assets.

     Paul Graham and David Wabnik are ING UBS U.S. Small Cap Growth's portfolio managers and each of them are jointly and primarily responsible for the day-to-day management of the Portfolio. The portfolio managers have access to members of the UBS US Equities Growth investment

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     management team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Portfolio invests. Information about Mr. Graham and Mr. Wabnik is provided below.


     Paul Graham is the head of US Growth Equities at UBS Global AM. Mr. Graham has been an employee of UBS Global AM since 1994, a Managing Director of UBS Global AM since 2003, and portfolio manager of the Portfolio since its inception.

     David Wabnik is a Senior Portfolio Manager at UBS Global AM. Mr. Wabnik has been an employee of UBS Global AM since 1995, an Executive Director of UBS Global AM since 2001 and portfolio manager of the Portfolio since its inception.

     Investment decisions for the ING UBS U.S. Large Cap Equity Portfolio are made by the North American Equities Investment Management Team ("N.A. Equities Team"). John Leonard is the lead portfolio manager for the Portfolio and has responsibility for allocating the portfolio among the various managers and analysts on the N.A. Equities Team and reviewing the overall composition of the portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard, Head of N.A. Equities Team, Deputy Global head of Equities and Managing Director, has been with UBS Global AM since 1991. Mr. Leonard has access to certain members of the N.A. Equities Team, including Thomas M. Cole, Thomas Digenan and Scott Hazen. Mr. Cole, Head of Research N.A. Equities Team and Managing Director has been with UBS Global AM since 1985. Mr. Digenan, N.A. Equities Team Strategist since 2001, has been with UBS Global AM since 1995. Mr. Hazen, N.A. Equities Strategist since 2004 has been with UBS Global AM since 1995.


     ING VAN KAMPEN COMSTOCK PORTFOLIO AND ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO. The Adviser has engaged Morgan Stanley Investment Management Inc. ("MSIM Inc."), 1221 Avenue of the Americas, New York, New York 10020, as Sub-Adviser to ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc., together with its affiliated asset management companies, had approximately $434.0 billion in assets under management as of December 31, 2005. MSIM Inc. does business in certain instances (including in its role as sub-adviser to the Portfolios) under the name "Van Kampen."


     ING Van Kampen Comstock Portfolio is managed within the Van Kampen Multi-Cap Value team by a team of portfolio managers. Current members of the team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen. Each member of the team is responsible for generating investment ideas and has discretion over the sectors they cover. Lead portfolio manager, Bob Baker, has ultimate responsibility for the strategy and is the final arbiter on decisions.

     B. Robert Baker is the Portfolio's lead portfolio manager and has worked for Van Kampen since 1991. Mr. Baker has managed the Portfolio since May 2002. Jason Leder has worked for Van Kampen since 1995 and has managed the Portfolio since May 2002. Kevin Holt has worked for Van Kampen since 1999 and has managed the Portfolio since May 2002.


     ING Van Kampen Equity and Income Portfolio is managed by Van Kampen's Equity Income Team. Current members of the team include James Gilligan, James Roeder, Sergio Marcheli, Thomas Bastian and Vincent Vizachero. Each member of the team is responsible for specific sectors, with the exception of Sergio Marcheli. All team members are responsible for the day-to-day management of the Portfolio. Mr. Gilligan is responsible for the execution of the overall strategy of the Portfolio.

     James Gilligan, Managing Director, is the Portfolios lead portfolio manager and has worked for Van Kampen since 1985 and managed the Portfolio since 2004. James Roeder, Executive Director, has worked for Van Kampen since 1999 and has managed the Portfolio since 2004. Sergio Marcheli, Vice President, has worked for Van Kampen since 1995 and has managed the Portfolio since 2004. Mr. Bastian, Executive Director, has managed the Portfolio since 2004. Vince Vizachero has worked for Van Kampen since 2001 and has managed the Portfolio since 2004.


     The composition of each team may change without notice from time to time.

     Each Sub-Adviser, subject to the supervision of the Adviser and the Directors, is responsible for managing the assets of its respective Portfolio(s) in accordance with the Portfolio's investment objective and policies. Each Sub-Adviser pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

     The Adviser has overall responsibility for monitoring the investment program maintained by each Sub-Adviser for compliance with applicable laws and regulations and the respective Portfolio's investment objective.

     The Adviser pays each Sub-Adviser a fee at an annual rate based on the average daily net asset value of each Portfolio. The Adviser pays the sub-advisory fee out of its advisory fee.

     The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager's ownership of securities in the Portfolios.

                                MORE INFORMATION

-    PERCENTAGE AND RATING LIMITATIONS

     Unless otherwise stated, the percentage limitations, ratings, limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

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-    A WORD ABOUT PORTFOLIO DIVERSITY

     Each Portfolio in this Prospectus, unless specifically noted under a Portfolio's principal investment strategies, is diversified, as defined in the 1940 Act. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities).


-    FUNDAMENTAL INVESTMENT POLICIES


     The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategies, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or in the SAI. This means they may not be modified or changed without a vote of the shareholders.


-    NON-FUNDAMENTAL INVESTMENT POLICIES

     Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.


-    ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

     The SAI is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Company at 1-800-262-3862, or downloading it from the Securities and Exchange Commission's website at http://www.sec.gov.


     Other ING Funds may also be offered to the public that have similar names, investment objectives and principal investment strategies as those of the Portfolios offered by this Prospectus. You should be aware that a Portfolio is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of the other ING Funds.

-    PORTFOLIO DISTRIBUTION

     Each Portfolio is distributed by ING Financial Advisers, LLC. It is a Delaware limited liability company with its principal offices at 151 Farmington Avenue, Hartford, CT 06156.

     ING Financial Advisers, LLC is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated person, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


-    ADDITIONAL INFORMATION REGARDING THE CLASSES OF SHARES

     Each Portfolio's shares are classified into Adviser Class, Class I, and Service Class, shares. The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the I Class shares are offered by this Prospectus.

- HOW ING GROEP COMPENSATES ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS

     ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Portfolios' adviser or distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

     The distributing broker-dealer for these Portfolios is ING Financial Advisers, LLC. ING Financial Advisers, LLC has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, the adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.


     The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios.


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     Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING
     Groep entity, ING Groep may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in Portfolios advised by ING meets certain target levels or increases over time.

     The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. Neither the Portfolios, nor the adviser, or the distributor are a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

     Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.


- INTERESTS OF THE HOLDERS OF VARIABLE INSURANCE CONTRACTS AND POLICIES AND QUALIFIED RETIREMENT PLANS

     Each Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to Qualified Plans. The Portfolios also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the Code) and the Underlying Treasury Regulations. The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment medium for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors ("Board") directed ILIAC to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.

-    NET ASSET VALUE


     The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

     In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by each Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

     Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares.

     When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

     - Foreign securities, where a foreign security whose value as of the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE or the closing value is otherwise deemed unreliable;
     -    Securities of an issuer that has entered into a restructuring;
     -    Securities whose trading has been halted or suspended;
     - Fixed-income securities that have gone into default and for which there are no current market value quotation; and
     -    Securities that are restricted to transfer or resale.

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     The Portfolios or Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.


     When an insurance company or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company's Variable Contract holder or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form.


-    PRICING OF PORTFOLIO SHARES

     Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or Market Close. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-    PURCHASE AND REDEMPTION OF SHARES


     Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund of funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds of funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.


-    FREQUENT TRADING - MARKET TIMING

     The Portfolios are intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.


     The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.


     The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Portfolio performance.

     Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

     Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective and will be made in a manner that is in the best interest of a Portfolio's shareholders.

-    PORTFOLIO HOLDINGS DISCLOSURE POLICY

     A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., a Portfolio will post the quarter ending June 30 holdings on August 1.) Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolios' website is located at www.ingfunds.com.

-    REPORTS TO SHAREHOLDERS


     The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

                             TAXES AND DISTRIBUTIONS


-    DIVIDENDS

     Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-    TAX MATTERS


     Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its investment company taxable income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contract for information regarding the tax consequences of purchasing a contract.


                                   PERFORMANCE


     PERFORMANCE OF SIMILARLY MANAGED MUTUAL FUNDS. ING American Century Large Company Value Portfolio, ING American Century Select Portfolio, ING Baron Asset Portfolio, ING Davis Venture Value Portfolio, ING Goldman(R) Sachs Structured Equity Portfolio, ING Legg Mason Partners Large Cap Growth Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING Templeton Foreign Equity Portfolio, ING UBS U.S. Small Cap Growth Portfolio, and ING Van Kampen Equity and Income Portfolio have substantially the same investment objective, policies and strategies as one or more existing mutual funds ("Comparable Funds") that are either sold directly to the public on a retail basis or through variable products and that are advised or sub-advised by American Century, BAMCO, CMA, Davis, GSAM, Lord Abbett, Neuberger Berman, Oppenheimer, Pioneer, SaBAM, T. Rowe Price, Templeton, UBS Global AM or Van Kampen, as the case may be.

     While the above-mentioned Portfolios are managed in a manner similar to that of the Comparable Funds whose historical performance is presented below, investors should be aware that the Portfolios are not the same funds and will not have the same performance. Investments made by the Portfolios at any given time may not be the same as those made by the Comparable Funds. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolios, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Funds may be lower than the total operating expenses of each of the Portfolios. In such instances, the performance of the Comparable Funds would be negatively impacted if the total operating expenses of the Portfolios had been used to compute the Comparable Funds' performance.

     The historical performance of the Comparable Funds are presented below. You should not consider the performance of the Comparable Funds as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Comparable Fund and not those to be paid by the Portfolio. THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE CONTRACTS. YOU SHOULD REFER TO THE SEPARATE ACCOUNT PROSPECTUSES, PROSPECTUS SUMMARY OR DISCLOSURE STATEMENT DESCRIBING THE VARIABLE CONTRACTS FOR INFORMATION PERTAINING TO THESE INSURANCE FEES AND CHARGES. THE INSURANCE SEPARATE ACCOUNT FEES WILL HAVE A DETRIMENTAL EFFECT ON THE PERFORMANCE OF THE PORTFOLIOS. The results shown below reflect the reinvestment of dividends and distributions, and were, aside from fee and expense differences, calculated in the same manner that will be used by each Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that although only one Comparable Fund may be shown for a Portfolio, the sub-advisers of certain of the Portfolios may manage substantially similar mutual funds, the performance of which is not shown.


     The following table shows the average annual total return of the Comparable Funds for the stated periods ended December 31, 2005, as well as a comparison with the performance of the applicable benchmark.(1)


                                                                                                        10 YEARS
                                                                                                       (OR SINCE
                                                                      1 YEAR    3 YEARS    5 YEARS     INCEPTION)
     American Century Large Company Value Fund--Inv. Class (ALVIX)      4.17%     15.36%      7.38%          6.21%(2)
     (Comparable to ING American Century Large Cap Value)
     Russell 1000(R) Value Index                                        7.05%     17.49%      5.28%         10.94%(2)
     S&P 500(R) Index                                                   4.91%     14.39%      0.54%          9.07%(2)

     American Century Select Fund--Inv. Class (TWCIX)                   0.86%     10.54%     (3.12)%         7.37%
     (Comparable to ING American Century Select)
     Russell 1000(R) Growth Index                                       5.26%     13.23%     (3.58)%         6.73%

     Baron Asset Fund (BARAX)                                          12.46%     22.11%      5.54%         10.03%
     (Comparable to ING Baron Asset)
     Russell Midcap(R) Index                                           12.65%     23.79%      8.45%         12.49%

     Columbia Small Cap Value Fund
     II--Class Z (NSVAX)                                                8.98%     24.33%       N/A          13.42%(3)
     (Comparable to ING Columbia Small Cap Value II)
     Russell 2000(R) Value Index                                        4.71%     23.18%     13.55%         13.08%(3)

     Davis NY Venture Fund--(NYVTX)                                    10.68%     18.07%      3.85%         11.72%
     (Comparable to ING Davis Venture Value)
     S&P 500(R) Index                                                   4.91%     14.39%      0.54%          9.07%

     Goldman Sachs Structured U.S. Equity Fund--Class A (GSSQX)         6.59%     16.59%      1.99%          9.00%
     (Comparable to ING Goldman Sachs(R) Core Equity)
     S&P 500(R) Index                                                   4.91%     14.39%      0.54%          9.07%

     Smith Barney Large Capitalization Growth Fund--Class A (SBLGX)     5.12%     15.63%      0.07%          8.47%(4)
     (Comparable to ING Legg Mason Partners Large Cap Growth)
     Russell 1000(R) Growth Index                                       5.26%     13.23%     (3.58)%         6.73%(4)
     S&P 500(R) Index                                                   4.91%     14.39%      0.54%          9.07%(4)

                                                                                                        10 YEARS
                                                                                                       (OR SINCE
                                                                      1 YEAR    3 YEARS    5 YEARS     INCEPTION)
     Lord Abbett U.S. Government & Government Sponsored Enterprises
     Fund (LAGVX)                                                       2.22%      2.53%      4.82%          5.20%
     (Comparable to ING Lord Abbett U.S. Government Securities)
     Lehman Brothers Government Bond(R) Index                           2.65%      2.83%      5.39%          5.94%

     Neuberger Berman Partners Fund--Inv. (NPRTX)                      17.99%     24.10%      6.86%         10.13%
     (Comparable to ING Neuberger Berman Partners)
     S&P 500(R) Index                                                   4.91%     14.39%      0.54%          9.07%

     Neuberger Berman Regency Fund--Inv. (NBRVX)                       12.42%     23.18%     10.02%         13.61%(5)
     (Comparable to ING Neuberger Berman Regency)
     Russell Midcap Value(R) Index                                     12.65%     24.38%     12.21%         13.65%(5)

     Oppenheimer Global Fund--Class A (OPPAX)                          13.83%     24.56%      5.74%         13.40%
     (Comparable to ING Oppenheimer Global)
     MSCI World Index(SM)                                              10.02%     19.26%      2.64%          7.47%

     Oppenheimer Strategic Income Fund--Class Y (OSIYX)                 4.40%     11.03%      8.69%          6.48%(6)
     (Comparable to ING Oppenheimer Strategic Income)
     Lehman Brothers Aggregate Bond Index                               2.43%      3.62%      5.87%          6.16%(6)
     S&P/Citigroup World Government Bond Index                         (6.88)%     5.70%      6.92%          4.94%(6)

     Pioneer High Yield Fund--Class A (TAHYX)                           2.35%     13.02%     10.40%         10.48%(7)
     (Comparable to ING Pioneer High Yield)
     Merrill Lynch High Yield Master II Index                           2.74%     13.44%      8.39%          6.56%(7)
     Merrill Lynch Convertible Bonds (Speculative Quality) Index       (3.22)%    14.01%      6.39%          8.82%(7)

     Advanced Capital I Equity Growth Fund--Class I (ADEGX)             9.94%     19.79%      2.51%         11.33%
     (Comparable to ING T. Rowe Price Diversified Mid Cap Growth)
     S&P 400 Index                                                     12.56%     21.15%      8.60%         14.36%
     Russell MidCap(R) Growth Index                                    12.10%     22.70%      1.38%          9.27%

     Templeton Institutional Foreign Equity Fund--Class I (TFEQX)      13.61%     25.24%      8.02%         10.16%
     (Comparable to ING Templeton Foreign Equity)
     MSCI EAFE(R) Index                                                14.02%     24.18%      4.94%          6.18%

     UBS U.S. Small Cap Growth Fund (BISCX)                             6.60%     19.63%      4.63%          8.20%(8)
     (Comparable to ING UBS U.S. Small Cap Growth)
     Russell 2000(R) Growth Index                                       4.15%     20.93%      2.28%          4.69%(8)

     Van Kampen Equity and Income Fund--Class A (ACEIX)                 7.81%     13.76%      5.70%         11.34%
     (Comparable to ING Van Kampen Equity and Income)
     S&P 500(R) Index                                                   4.91%     14.39%      0.54%          9.07%
     Russell 1000(R) Value Index                                        7.05%     17.49%      5.28%         10.94%


----------

     (1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower than forecasted growth values. The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. The Russell 1000(R) Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower than forecasted growth values. The Lehman Brothers Government Bond Index is a market value weighted index designed to measure the performance of U.S. government and government agency securities, less mortgage type securities, with maturities of one year or more. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The MSCI World Index(SM) is an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index including securities that are of investment-grade quality or better and have at least one year to maturity. The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year. The Merrill Lynch High Yield Master II Index is a broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year. The Merrill Lynch Convertible Bonds (Speculative Quality) Index is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. The Russell Midcap(R) Growth Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE(R) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

     (2) Portfolio commenced operations on July 30, 1999. The index returns for the Russell 1000(R) Value Index and the S&P 500(R) Index for the period beginning August 1, 1999 are 4.86% and 0.59%, respectively.

     (3) Portfolio commenced operations on April 30, 2002. The Russell 2000(R) Value Index return for the period beginning April 30, 2002 is 10.86%.

     (4) Portfolio commenced operations on August 29, 1997. The index returns for the Russell 1000(R) Growth Index and the S&P 500(R) Index for the period beginning September 1, 1997 are 2.92% and 5.62%, respectively.

     (5) Portfolio commenced operations on June 1, 1999. The Russell MidCap Value(R) Index return for the period beginning June 1, 1999 is 11.00%.

     (6) Portfolio commenced operations on January 26, 1998. The index returns for the Lehman Brothers Aggregate Bond Index and the Citigroup World Government Bond Index for the period beginning February 1, 1998 are 5.95% and 5.70%, respectively.

     (7) Portfolio commenced operations on February 12, 1998. The index returns for the Merrill Lynch High Yield Master II Index and the Merrill Lynch Convertible Bonds (Speculative Quality) Index for the period beginning February 1, 1998 are 5.03% and 6.93%, respectively.

     (8) Portfolio commenced operations on September 30, 1997. The Russell 2000(R) Growth Index return for the period beginning October 1, 1997 is 1.76%.

                              FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand each Portfolio's Class I shares' financial performance for the past five years (or, if shorter, for the period of the Class' operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance product, and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Company's financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI. The annual shareholder report is available upon request without charge by calling 1-800-262-3862. ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and UBS U.S. Small Cap Growth Portfolio did not commence operations as of the fiscal year ended December 31, 2005, therefore financial highlights are not available.



                                                                                      CLASS I
                                                            -------------------------------------------------------------
                                                                                                             DECEMBER 10,
                                                                       YEAR ENDED DECEMBER 31,                2001(1) TO
                                                            ---------------------------------------------    DECEMBER 31,
ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO             2005        2004        2003        2002          2001
--------------------------------------------------          ----------   --------    --------    --------    ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $          14.22      13.03        9.97       12.90           12.92
 Income (loss) from investment operations:
 Net investment income                                $           0.21       0.17        0.06        0.03            0.01
 Net realized and unrealized gain (loss)
 on investments                                       $           0.00       1.15        3.09       (2.94)          (0.03)
 Total from investment operations                     $           0.21       1.32        3.15       (2.91)          (0.02)
 Less distributions:
 Net investment income                                $          (0.19)     (0.13)      (0.09)      (0.01)             --
 Net realized gain on investments                     $             --         --          --       (0.01)             --
 Total distributions                                  $          (0.19)     (0.13)      (0.09)      (0.02)             --
 Net asset value, end of period                       $          14.24      14.22       13.03        9.97           12.90
 TOTAL RETURN(2)                                      %           1.51      10.24       31.74      (22.59)          (0.15)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $         39,624      2,956       1,077          35              10
 Ratios to average net assets:
 Expenses(3)                                          %           1.00       1.00        1.00        1.00            1.00
 Net investment income(3)                             %           1.50       1.39        1.20        0.98            0.83
 Portfolio turnover rate                              %            105         38          38          47               1



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.


                                                                                        CLASS I
                                                            -------------------------------------------------------------
                                                                                                             DECEMBER 10,
                                                                       YEAR ENDED DECEMBER 31,                2001(1) TO
                                                            ---------------------------------------------    DECEMBER 31,
ING AMERICAN CENTURY SELECT PORTFOLIO                          2005        2004        2003        2002          2001
-------------------------------------                       ----------   --------    --------    --------    ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $           9.35       8.90        6.62        9.85            9.92
 Income (loss) from investment operations:
 Net investment income (loss)                         $           0.03       0.00*      (0.01)      (0.00)*          0.00*
 Net realized and unrealized gain (loss)
 on investments                                       $           0.06       0.45        2.29       (3.23)          (0.07)
 Total from investment operations                     $           0.09       0.45        2.28       (3.23)          (0.07)
 Net asset value, end of period                       $           9.44       9.35        8.90        6.62            9.85
 TOTAL RETURN(2)                                      %           0.96+      5.06       34.44      (32.79)          (0.71)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $        404,822    202,265         721          82              10
 Ratios to average net assets:
 Expenses(3)                                          %           0.66       0.90        1.00        1.00            1.00
 Net investment income(3)                             %           0.41       0.38       (0.21)      (0.09)           0.50
 Portfolio turnover rate                              %            133        506         169         245               6


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*    Amount is less than $0.005 or $(0.005).

+ In 2005, the Sub-Adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which did not impact total return.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                    CLASS I
                                                            ------------------------------------------------------
                                                                                                         MAY 1,
                                                                    YEAR ENDED DECEMBER 31,            2002(1) TO
ING AMERICAN CENTURY                                        --------------------------------------    DECEMBER 31,
SMALL-MID CAP VALUE PORTFOLIO                                  2005          2004          2003           2002
-----------------------------                               ----------    ----------    ----------    ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $          12.24         10.77          8.16           10.00
 Income (loss) from investment operations:
 Net investment income                                $           0.06          0.03          0.02            0.01
 Net realized and unrealized gain (loss) on
 investments                                          $           0.94          2.28          2.89           (1.84)
 Total from investment operations                     $           1.00          2.31          2.91           (1.83)
 Less distributions:
 Net investment income                                $          (0.05)        (0.02)        (0.03)          (0.01)
 Net realized gain on investments                     $          (1.42)        (0.82)        (0.27)             --
 Total distributions                                  $          (1.47)        (0.84)        (0.30)          (0.01)
 Net asset value, end of period                       $          11.77         12.24         10.77            8.16
 TOTAL RETURN(2)                                      %           8.17         21.61         35.84          (18.36)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $         46,237        28,433         8,007             669
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)          %           1.30          1.30          1.32            1.40
 Gross expenses prior to expense reimbursement(3)     %           1.30          1.30          1.40            1.40
 Net investment income(3)                             %           0.61          0.35          0.53            0.48
 Portfolio turnover rate                              %            101           107           137              70


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.


                                                                                    CLASS I
                                                            -------------------------------------------------------
                                                                                                          MAY 1,
                                                                     YEAR ENDED DECEMBER 31,            2002(1) TO
ING BARON SMALL                                             ---------------------------------------    DECEMBER 31,
CAP GROWTH PORTFOLIO                                           2005           2004          2003           2002
--------------------                                        ----------     ----------    ----------    ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $          15.06          11.74          8.77           10.00
 Income (loss) from investment operations:
 Net investment loss                                  $          (0.14)*        (0.07)        (0.05)          (0.03)
 Net realized and unrealized gain (loss) on
 investments                                          $           1.29           3.39          3.02           (1.20)
 Total from investment operations                     $           1.15           3.32          2.97           (1.23)
 Net asset value, end of period                       $          16.21          15.06         11.74            8.77
 TOTAL RETURN                                         %           7.64          28.28         33.87          (12.30)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $         81,664         29,954        10,522             706
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)          %           1.20           1.20          1.21            1.25
 Gross expenses prior to expense reimbursement(3)     %           1.25           1.20          1.25            1.25
 Net investment loss(3)                               %          (0.87)         (0.71)        (0.90)          (1.01)
 Portfolio turnover rate                              %             11             19            19              12


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:



                                                                                                              DECEMBER 10,
                                                                       YEAR ENDED DECEMBER 31,                 2001(1) TO
                                                            ---------------------------------------------     DECEMBER 31,
ING DAVIS VENTURE VALUE PORTFOLIO                              2005        2004        2003        2002           2001
---------------------------------                           ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $          18.09      16.64       12.00       16.01            15.86
 Income (loss) from investment operations:
 Net investment income (loss)                         $           0.06+      0.05       (0.03)+      0.10             0.01
 Net realized and unrealized gain (loss) on
 investments                                          $           0.66       1.40        4.92       (4.01)            0.14
 Total from investment operations                     $           0.72       1.45        4.89       (3.91)            0.15
 Less distributions:
 Net investment income                                $          (0.02)        --       (0.25)      (0.01)              --
 Net realized gain on investments                     $             --         --          --       (0.09)              --
 Total distributions                                  $          (0.02)        --       (0.25)      (0.10)              --
 Net asset value, end of period                       $          18.79      18.09       16.64       12.00            16.01
 TOTAL RETURN(2)                                      %           4.10       8.71       41.06      (24.42)            0.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $          3,108      3,295       2,102          62               10
 Ratios to average net assets:
 Expenses(3)                                          %           1.07       1.10        1.10        1.10             1.10
 Net investment income (loss)(3)                      %           0.33       0.31       (0.21)       2.13             1.00
 Portfolio turnover rate                              %            110         33         105         114                4


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.


                                                                                        CLASS I
                                                            --------------------------------------------------------------
                                                                                                              DECEMBER 10,
                                                                       YEAR ENDED DECEMBER 31,                 2001(1) TO
                                                            ---------------------------------------------     DECEMBER 31,
ING FUNDAMENTAL RESEARCH PORTFOLIO                             2005        2004        2003        2002           2001
----------------------------------                          ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $           8.71       7.97        6.30        8.16             8.23
 Income (loss) from investment operations:
 Net investment income                                $           0.07+      0.07        0.04        0.03             0.00*
 Net realized and unrealized gain (loss) on
 investments                                          $           0.44       0.73        1.70       (1.89)           (0.07)
 Total from investment operations                     $           0.51       0.80        1.74       (1.86)           (0.07)
 Less distributions:
 Net investment income                                $          (0.12)     (0.06)      (0.07)      (0.00)*             --
 Net realized gain on investments                     $             --         --          --       (0.00)*             --
 Total distributions                                  $          (0.12)     (0.06)      (0.07)      (0.00)              --
 Net asset value, end of period                       $           9.10       8.71        7.97        6.30             8.16
 TOTAL RETURN(2)                                      %           5.90      10.19       27.74      (22.76)           (0.85)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $         10,591      4,047         650         199               10
 Ratios to average net assets:
 Expenses(3)                                          %           0.80       0.80        0.80        0.80             0.80
 Net investment income(3)                             %           0.78       1.33        1.03        1.08             0.66
 Portfolio turnover rate                              %            220         91          35          60                0


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                      CLASS I
                                                         ----------------------------------------------------------------
                                                                                                             DECEMBER 10,
                                                                     YEAR ENDED DECEMBER 31,                  2001(1) TO
ING GOLDMAN SACHS(R)                                     -----------------------------------------------     DECEMBER 31,
CAPITAL GROWTH PORTFOLIO                                    2005           2004        2003       2002           2001
------------------------                                 ----------      --------    --------   --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $        11.31         10.40        8.40      11.15            11.24
 Income (loss) from investment operations:
 Net investment income (loss)                        $        (0.00)+*       0.05        0.02       0.01             0.00*
 Net realized and unrealized gain (loss) on
 investments                                         $         0.24          0.89        1.98      (2.76)           (0.09)
 Total from investment operations                    $         0.24          0.94        2.00      (2.75)           (0.09)
 Less distributions:
 Net investment income                               $        (0.06)        (0.03)         --      (0.00)*             --
 Total distributions                                 $        (0.06)        (0.03)         --      (0.00)              --
 Net asset value, end of period                      $        11.49         11.31       10.40       8.40            11.15
 TOTAL RETURN(2)                                     %         2.17          9.08       23.81     (24.65)           (0.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $        2,806         1,761       1,210        173               10
 Ratios to net assets:
 Expenses(3)                                         $         1.05          1.05        1.05       1.05             1.05
 Net investment income (loss)(3)                     $        (0.01)         0.54        0.30       0.45             0.50
 Portfolio turnover rate                             $           34            46          23         32                1


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*    Amount is less than $0.05 or more than $(0.05).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.


                                                                   CLASS I
                                                     -----------------------------------
                                                                                   MAY 1,
                                                     YEAR ENDED DECEMBER 31,     2003(1) TO
ING GOLDMAN SACHS(R)                                 -----------------------    DECEMBER 31,
STRUCTURED EQUITY PORTFOLIO                            2005           2004         2003
---------------------------                          --------       --------   ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $            13.42          12.46         10.00
 Income from investment operations:
 Net investment income                     $             0.11           0.14          0.06
 Net realized and unrealized gain on
 investments                               $             0.53           1.44          2.40
 Total from investment operations          $             0.64           1.58          2.46
 Less distributions:
 Net investment income                     $            (0.14)         (0.06)           --
 Net realized gain on investments          $            (1.42)         (0.56)           --
 Total distributions                       $            (1.56)         (0.62)           --
 Net asset value, end of period            $            12.50          13.42         12.46
 TOTAL RETURN(2)                           %             5.88          13.32         24.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $                1              1             1
 Ratios to average net assets:
 Expenses(3)                               %             0.90           0.90          0.90
 Net investment income(3)                  %             0.86           1.16          0.80
 Portfolio turnover rate                   %              108            120            66


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                CLASS I
                                                     --------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
ING JPMORGAN                                         --------------------------------------------------------------
INTERNATIONAL PORTFOLIO                                 2005        2004        2003        2002           2001
-----------------------                              ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year             $         12.31      10.47        8.16       10.03            18.44
 Income (loss) from investment operations:
 Net investment income                          $          0.17*      0.18        0.14        0.06*            0.06
 Net realized and unrealized gain (loss)
 on investments                                 $          1.04       1.79        2.26       (1.88)           (4.64)
 Total from investment operations               $          1.21       1.97        2.40       (1.82)           (4.58)
 Less distributions:
 Net investment income                          $         (0.09)     (0.13)      (0.09)      (0.05)           (0.05)
 Net realized gain on investments               $            --         --          --          --            (3.78)
 Total distributions                            $         (0.09)     (0.13)      (0.09)      (0.05)           (3.83)
 Net asset value, end of year                   $         13.43      12.31       10.47        8.16            10.03
 TOTAL RETURN(1)                                %          9.95      18.89       29.45      (18.08)          (26.93)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                $       352,116    374,309     338,566     282,054          369,992
 Ratios to average net assets:
 Expenses(2)                                    %          1.00       1.00        1.00        1.00             1.01
 Net investment income(2)                       %          1.38       1.46        1.56        0.65             0.44
 Portfolio turnover rate                        %             8         12          23         174               97



(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.


                                                                               CLASS I
                                                       -------------------------------------------------------
                                                                                                     MAY 1,
                                                               YEAR ENDED DECEMBER 31,             2002(1) TO
ING JPMORGAN                                           ---------------------------------------    DECEMBER 31,
MID CAP VALUE PORTFOLIO                                   2005           2004          2003           2002
-----------------------                                ----------     ----------    ----------    ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         13.93          11.91          9.24           10.00
 Income (loss) from investment operations:
 Net investment income                            $          0.08           0.04          0.05            0.02
 Net realized and unrealized gain
 (loss) on investments                            $          1.14           2.44          2.75           (0.75)
 Total from investment operations                 $          1.22           2.48          2.80           (0.73)
 Less distributions:
 Net investment income                            $         (0.08)         (0.04)        (0.05)          (0.03)
 Net realized gain on investments                 $         (1.05)         (0.42)        (0.08)
 Total distributions                              $         (1.13)         (0.46)        (0.13)          (0.03)
 Net asset value, end of period                   $         14.02          13.93         11.91            9.24
 TOTAL RETURN(2)                                  %          8.71          20.88         30.31           (7.30)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $        80,426         55,163        16,662             957
 Ratios to average net assets:
 Expenses(3)                                      %          1.10           1.10          1.10            1.10
 Net investment income(3)                         %          0.67           0.49          1.04            0.85
 Portfolio turnover rate                          %            52             45            44              31


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                   CLASS I
                                                       --------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
ING LEGG MASON PARTNERS                                --------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO                               2005        2004        2003        2002           2001
---------------------------                            ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $         39.95      36.41       26.35       40.73            58.36
 Income (loss) from investment operations:
 Net investment income (loss)                     $         (0.15)      0.03       (0.14)*     (0.11)           (0.22)
 Net realized and unrealized gain (loss) on
 investments                                      $          4.72       3.51       10.20      (14.27)          (14.22)
 Total from investment operations                 $          4.57       3.54       10.06      (14.38)          (14.44)
 Less distributions:
 Net realized gain on investments                 $            --         --          --          --            (3.19)
 Total distributions                              $            --         --          --          --            (3.19)
 Net asset value, end of year                     $         44.52      39.95       36.41       26.35            40.73
 TOTAL RETURN(1)                                  %         11.44+      9.72       38.18      (35.31)          (25.21)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $       531,343    575,903     610,593     452,465          805,194
 Ratios to average net assets:
 Expenses(2)                                      %          0.81       0.82        0.83        0.82             0.81
 Net investment income (loss)(2)                  %         (0.33)      0.06       (0.46)      (0.31)           (0.48)
 Portfolio turnover rate                          %            10          3           0         174              160



(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.
+ In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.


                                                                           CLASS I
                                                           --------------------------------------
                                                                                       MAY 1,
                                                           YEAR ENDED DECEMBER 31,   2003(1) TO
                                                           -----------------------   DECEMBER 31,
ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO           2005           2004        2003
--------------------------------------------------         --------       --------   ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         12.28          12.13          10.00
 Income (loss) from investment operations:
 Net investment income (loss)                        $          0.00*          0.00*         (0.02)
 Net realized and unrealized gain on investments     $          0.53           0.71           2.15
 Total from investment operations                    $          0.53           0.71           2.13
 Less distributions:
 Net realized gain on investments                    $         (1.15)         (0.56)            --
 Total distributions                                 $         (1.15)         (0.56)            --
 Net asset value, end of period                      $         11.66          12.28          12.13
 TOTAL RETURN(2)                                     %          5.24           6.69          21.30

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $        18,673         18,587              1
 Ratios to average net assets:
 Expenses(3)                                         %          0.84           0.89           0.90
 Net investment income (loss)(3)                     %          0.01           0.04          (0.26)
 Portfolio turnover rate                             %            27            291            116


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*    Amount is less than $0.005, or $(0.005)%.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                    CLASS I
                                                         --------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
ING MFS CAPITAL                                          --------------------------------------------------------------
OPPORTUNITIES PORTFOLIO                                     2005        2004        2003        2002           2001
-----------------------                                  ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $           27.20      24.21       18.94       27.12            44.41
 Income (loss) from investment operations:
 Net investment income (loss)                     $            0.11*      0.24*       0.10*       0.04*           (0.03)
 Net realized and unrealized gain (loss) on
 investments                                      $            0.31       2.86        5.21       (8.22)          (10.25)
 Total from investment operations                 $            0.42       3.10        5.31       (8.18)          (10.28)
 Less distributions:
 Net investment income                            $           (0.22)     (0.11)      (0.04)         --               --
 Net realized gain on investments                 $              --         --          --          --            (7.01)
 Total distributions                              $           (0.22)     (0.11)      (0.04)         --            (7.01)
 Net asset value, end of year                     $           27.40      27.20       24.21       18.94            27.12
 TOTAL RETURN(2)                                  %            1.56      12.88       28.07      (30.16)          (24.75)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $         191,985    234,606     247,542     212,841          351,204
 Ratios to average net assets:
 Expenses(3)                                      %            0.90       0.90        0.90        0.90             0.90
 Net investment income (loss)(3)                  %            0.43       0.85        0.47        0.19            (0.09)
 Portfolio turnover rate                          %              95         74          65         151              106


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.


                                                                                  CLASS I
                                                       --------------------------------------------------------------
                                                                                                         DECEMBER 10,
                                                                  YEAR ENDED DECEMBER 31,                2001(1) TO
ING OPCAP BALANCED                                     ---------------------------------------------     DECEMBER 31,
VALUE PORTFOLIO                                           2005        2004        2003        2002           2001
---------------                                        ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         13.47      12.32        9.66       12.40            12.55
 Income (loss) from investment operations:
 Net investment income                            $          0.11       0.14        0.10        0.07             0.00*
 Net realized and unrealized gain (loss) on
 investments                                      $          0.29       1.15        2.84       (2.68)           (0.15)
 Total from investment operations                 $          0.40       1.29        2.94       (2.61)           (0.15)
 Less distributions:
 Net investment income                            $         (0.09)     (0.14)      (0.28)      (0.01)              --
 Net realized gain on investments                 $            --         --          --       (0.12)              --
 Total distributions                              $         (0.09)     (0.14)      (0.28)      (0.13)              --
 Net asset value, end of period                   $         13.78      13.47       12.32        9.66            12.40
 TOTAL RETURN(2)                                  %          2.98      10.58       30.72      (21.06)           (1.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $         4,204      4,046       1,064         196               10
 Ratios to average net assets:
 Expenses(3)                                      %          1.00       1.00        1.00        1.00             1.00
 Net investment income(3)                         %          0.82       0.59        1.12        2.11             0.67
 Portfolio turnover rate                          %            80        110         125         133                8


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                CLASS I
                                                       --------------------------------------------------------
                                                                                                      MAY 1,
                                                               YEAR ENDED DECEMBER 31,              2002(1) TO
                                                       ---------------------------------------     DECEMBER 31,
ING OPPENHEIMER GLOBAL PORTFOLIO                          2005           2004          2003            2002
--------------------------------                       ----------     ----------    ----------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         12.80          11.23          8.40            10.00
 Income (loss) from investment operations:
 Net investment income                            $          0.14+          0.01          0.00*            0.02
 Net realized and unrealized
 gain (loss) on investments                       $          1.60           1.69          2.83            (1.62)
 Total from investment operations                 $          1.74           1.70          2.83            (1.60)
 Less distributions:
 Net investment income                            $         (0.12)         (0.01)        (0.00)*             --
 Net realized gain on investments                 $         (0.25)         (0.12)           --               --
 Total distributions                              $         (0.37)         (0.13)        (0.00)              --
 Net asset value, end of period                   $         14.17          12.80         11.23             8.40
 TOTAL RETURN(2)                                  %         13.57          15.28         33.73           (16.00)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     2,262,201        843,253           426               89
 Ratios to average net assets:
 Expenses(3)                                      %          0.66           0.77          1.20             1.20
 Net investment income(3)                         %          1.05           1.11          0.22             0.33
 Portfolio turnover rate                          %            53            390           157               87


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.


                                                                      CLASS I
                                                      ---------------------------------------
                                                                               NOVEMBER 8,
ING OPPENHEIMER STRATEGIC                                 YEAR ENDED           2004(1) TO
INCOME PORTFOLIO                                      DECEMBER 31, 2005     DECEMBER 31, 2004
-------------------------                             -----------------     -----------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $                10.12                 10.00
 Income (loss) from investment operations:
 Net investment income                           $                 0.35*                 0.02
 Net realized and unrealized gain (loss) on
 investments                                     $                (0.24)                 0.12
 Total from investment operations                $                 0.11                  0.14
 Less distributions:
 Net investment income                           $                (0.23)                (0.02)
 Total distributions                             $                (0.23)                (0.02)
 Net asset value, end of period                  $                10.00                 10.12
 TOTAL RETURN(2)                                 %                 1.09                  1.39

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $              302,941               103,283
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)     %                 0.54                  0.52
 Net investment income(3)                        %                 3.50                  2.56
 Portfolio turnover rate                         %                  216                   145


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                 CLASS I
                                                        ---------------------------------------------------------
                                                                                                        MAY 1,
                                                                 YEAR ENDED DECEMBER 31,              2002(1) TO
                                                        ----------------------------------------     DECEMBER 31,
ING PIMCO TOTAL RETURN PORTFOLIO                           2005           2004           2003            2002
--------------------------------                        ----------     ----------     ----------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $           11.00          10.62          10.55            10.00
 Income from investment operations:
 Net investment income                           $            0.34*          0.16*          0.29*            0.09
 Net realized and unrealized
 gain on investments                             $           (0.08)          0.33           0.17             0.73
 Total from investment operations                $            0.26           0.49           0.46             0.82
 Less distributions:
 Net investment income                           $           (0.20)            --          (0.32)           (0.16)
 Net realized gain on investments                $           (0.14)         (0.11)         (0.07)           (0.11)
 Total distributions                             $           (0.34)         (0.11)         (0.39)           (0.27)
 Net asset value, end of period                  $           10.92          11.00          10.62            10.55
 TOTAL RETURN(2)                                 %            2.36           4.61           4.36             8.21

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $         176,607         78,521         43,987            8,026
 Ratios to average net assets:
 Expenses(3)                                     %            0.85           0.85           0.85             0.85
 Net investment income(3)                        %            3.07           1.51           2.67             2.99
 Portfolio turnover rate                         %             926            377            471              419


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.


                                                                                   CLASS I
                                                       --------------------------------------------------------------
                                                                                                         DECEMBER 10,
                                                                  YEAR ENDED DECEMBER 31,                 2001(1) TO
ING T. ROWE PRICE DIVERSIFIED MID                      ---------------------------------------------     DECEMBER 31,
CAP GROWTH PORTFOLIO                                      2005        2004        2003        2002           2001
---------------------------------                      ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $          8.06       7.40        5.11        7.29             7.23
 Income (loss) from investment operations:
 Net investment loss                              $         (0.00)*    (0.00)*     (0.02)      (0.01)           (0.00)*
 Net realized and unrealized gain (loss) on
 investments                                      $          0.73       0.66        2.31       (2.17)            0.06
 Total from investment operations                 $          0.73       0.66        2.29       (2.18)            0.06
 Less distributions:
 Net realized gain on investments                 $         (0.14)        --          --          --               --
 Total distributions                              $         (0.14)        --          --          --               --
 Net asset value, end of period                   $          8.65       8.06        7.40        5.11             7.29
 TOTAL RETURN(2)                                  %          9.26       9.05       44.81      (29.90)            0.83

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $     1,131,231    474,397      35,010       2,644               10
 Ratios to average net assets:
 Expenses(3)                                      %          0.66       0.96        1.05        1.05             1.05
 Net investment loss(3)                           %         (0.04)     (0.06)      (0.76)      (0.68)           (0.82)
 Portfolio turnover rate                          %            94        441         187         328               58


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*    Amount is less than $0.005.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                     CLASS I
                                                         --------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
ING T. ROWE PRICE                                        --------------------------------------------------------------
GROWTH EQUITY PORTFOLIO                                     2005        2004        2003        2002           2001
-----------------------                                  ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $           49.81      45.35       34.69       45.32            60.44
 Income (loss) from investment operations:
 Net investment income                            $            0.19+      0.29        0.09        0.08+            0.09
 Net realized and unrealized gain (loss) on
 investments                                      $            2.87       4.24       10.63      (10.63)           (6.23)
 Total from investment operations                 $            3.06       4.53       10.72      (10.55)           (6.14)
 Less distributions:
 Net investment income                            $           (0.25)     (0.07)      (0.06)      (0.08)           (0.07)
 Net realized gain on investments                 $              --         --          --          --            (8.91)
 Total distributions                              $           (0.25)     (0.07)      (0.06)      (0.08)           (8.98)
 Net asset value, end of year                     $           52.62      49.81       45.35       34.69            45.32
 TOTAL RETURN(1)                                  %            6.17      10.02       30.93      (23.29)          (10.21)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $         898,102    830,034     669,956     429,634          592,879
 Ratios to average net assets:
 Expenses(2)                                      %            0.75       0.75        0.75        0.75             0.75
 Net investment income(2)                         %            0.38       0.66        0.30        0.21             0.20
 Portfolio turnover rate                          %              41         39          34          49               65



(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.


                                                                                    CLASS I
                                                         --------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO                     2005        2004        2003        2002           2001
---------------------------------------                  ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $            8.58       7.54        6.07        8.11            13.08
 Income (loss) from investment operations:
 Net investment income                            $            0.08+      0.10        0.06        0.03             0.01
 Net realized and unrealized gain (loss) on
 investments                                      $            0.72       1.00        1.45       (2.06)           (2.58)
 Total from investment operations                 $            0.80       1.10        1.51       (2.03)           (2.57)
 Less distributions:
 Net investment income                            $           (0.08)     (0.06)      (0.04)      (0.01)              --
 Net realized gain on investments                 $              --         --          --          --            (2.40)
 Total distributions                              $           (0.08)     (0.06)      (0.04)      (0.01)           (2.40)
 Net asset value, end of year                     $            9.30       8.58        7.54        6.07             8.11
 TOTAL RETURN(1)                                  %            9.38      14.76       24.95      (24.89)          (20.78)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $         270,692    267,249     264,755     245,281          384,924
 Ratios to average net assets:
 Expenses(2)                                      %            0.85       0.85        0.85        0.85             0.85
 Net investment income(2)                         %            0.92       1.22        0.83        0.50             0.15
 Portfolio turnover rate                          %              51        140         126         106               92



(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                                   CLASS I
                                                           -------------------------------------------------------
                                                                                                         MAY 1,
                                                                   YEAR ENDED DECEMBER 31,             2002(1) TO
ING VAN KAMPEN                                             ---------------------------------------    DECEMBER 31,
COMSTOCK PORTFOLIO                                            2005           2004          2003           2002
------------------                                         ----------     ----------    ----------    ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $           12.33          10.60          8.35           10.00
 Income (loss) from investment operations:
 Net investment income                              $            0.19*          0.12          0.09            0.04
 Net realized and unrealized gain
 (loss) on investments                              $            0.24           1.66          2.41           (1.64)
 Total from investment operations                   $            0.43           1.78          2.50           (1.60)
 Less distributions:
 Net investment income                              $           (0.08)            --         (0.08)          (0.05)
 Net realized gain on investments                   $           (0.46)         (0.05)        (0.17)             --
 Total distributions                                $           (0.54)         (0.05)        (0.25)          (0.05)
 Net asset value, end of period                     $           12.22          12.33         10.60            8.35
 TOTAL RETURN(2)                                    %            3.74          16.90         29.92          (16.01)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $         133,987         70,308        33,398           3,874
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)        %            0.87           0.90          0.95            0.95
 Gross expenses prior to expense reimbursement(3)   %            0.95           0.90          0.95            0.95
 Net investment income(3)                           %            1.57           1.40          1.28            1.70
 Portfolio turnover rate                            %              27             30            32              47


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.


                                                                                    CLASS I
                                                         --------------------------------------------------------------
                                                                                                           DECEMBER 10,
                                                                    YEAR ENDED DECEMBER 31,                 2001(1) TO
                                                         ---------------------------------------------     DECEMBER 31,
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO                  2005        2004        2003        2002           2001
------------------------------------------               ----------   --------    --------    --------     ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $           33.47      30.35       23.94       31.14            31.41
 Income (loss) from investment operations:
 Net investment income                            $            0.73+      0.14        0.14        0.07             0.00*
 Net realized and unrealized gain (loss) on
 investments                                      $            1.96       3.15        6.40       (7.22)           (0.27)
 Total from investment operations                 $            2.68       3.29        6.54       (7.15)           (0.27)
 Less distributions:
 Net investment income                            $           (0.03)     (0.17)      (0.13)      (0.00)+*            --
 Net realized gain on investments                 $           (0.03)        --          --       (0.05)              --
 Total distributions                              $           (0.06)     (0.17)      (0.13)      (0.05)              --
 Net asset value, end of period                   $           36.09      33.47       30.35       23.94            31.14
 TOTAL RETURN(2)                                  %            8.02      10.86       27.37      (22.92)           (0.86)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $         847,997    551,489       2,883       1,378               10
 Ratios to average net assets:
 Expenses(3)                                      %            0.57       0.74        1.10        1.10             1.10
 Net investment income(3)                         %            2.10       1.88        0.72        0.73             0.17
 Portfolio turnover rate                          %             125        797          17          15                5


(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.
*    Amount is less than $0.005.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

     For investors who want more information about the Company, the following documents are available free upon request:


     - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 28, 2006, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.

     - ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS: Additional information about the Company's investments is available in the Company's annual and semi-annual shareholder reports. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.


     For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.


     The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.


                                        Investment Company Act File No. 811-8319

APRIL 28, 2006

                                         PROSPECTUS -- SERVICE CLASS ("S CLASS")
                                                     ADVISER CLASS ("ADV CLASS")

--------------------------------------------------------------------------------

   -  ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO*
   -  ING FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
   -  ING FIDELITY(R) VIP GROWTH PORTFOLIO
   -  ING FIDELITY(R) VIP MID CAP PORTFOLIO

   NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS

   THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE CLASS AND ADVISER CLASS PORTFOLIOS OF ING PARTNERS, INC. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.

   AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   YOU SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT BEFORE INVESTING. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE. YOU SHOULD READ THE COMPLETE DESCRIPTION OF THE PORTFOLIOS IN THIS PROSPECTUS AND BE AWARE THAT ANY TIME YOU INVEST, THERE IS A RISK OF LOSS OF MONEY.

   * Fidelity and Contrafund are registered trademarks of FMR Corp.

TABLE OF CONTENTS


                                                                                   PAGE
INTRODUCTION

  ING Partners, Inc.                                                                  1
  Master/Feeder Mutual Fund Structure                                                 1
  Investment Adviser to the Portfolios                                                1
  Investment Adviser to the Master Funds                                              2
  Portfolios and Master Funds                                                         2
  Why Reading this Prospectus and the Master Funds' Prospectus is Important           2

DESCRIPTION OF THE PORTFOLIOS

  ING Fidelity(R) VIP Contrafund(R) Portfolio                                         2
  ING Fidelity(R) VIP Equity-Income Portfolio                                         4
  ING Fidelity(R) VIP Growth Portfolio                                                6
  ING Fidelity(R) VIP Mid Cap Portfolio                                               8

PORTFOLIO FEES AND EXPENSES                                                          10

SUMMARY OF PRINCIPAL RISKS                                                           13

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES                                   14

OVERALL MANAGEMENT OF THE PORTFOLIOS                                                 14

MANAGEMENT OF THE MASTER FUNDS                                                       15

SHAREHOLDER INFORMATION                                                              16

FINANCIAL HIGHLIGHTS                                                                 21

                                  INTRODUCTION

-  ING PARTNERS, INC.

   ING Partners, Inc. ("Company") is a mutual fund authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the Portfolios listed on the cover of this Prospectus (each series a "Portfolio", and collectively, the "Portfolios"). The Company offers other Portfolios that are not offered in this Prospectus. ING Life Insurance and Annuity Company ("ILIAC") serves as the investment adviser of each Portfolio.

   Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort levels. You should periodically review these factors to determine if you need to change your investment strategy.


   Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates in connection with the creation or management of the Portfolios. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Accounts context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.


-  MASTER/FEEDER MUTUAL FUND STRUCTURE

   Each Portfolio described in this Prospectus operates as a "feeder fund" which means it invests all of its assets in a separate mutual fund, the "Master Fund." Each Master Fund, Fidelity(R) VIP Equity-Income Portfolio ("VIP Equity-Income Portfolio"), Fidelity(R) VIP Growth Portfolio ("VIP Growth Portfolio"), Fidelity(R) VIP Contrafund(R) Portfolio ("VIP Contrafund Portfolio") and Fidelity(R) VIP Mid Cap Portfolio ("VIP Mid Cap Portfolio") (each a "Master Fund" and collectively, the "Master Funds"), is a series of the Service Class 2 shares of Fidelity Variable Insurance Products Fund (VIP Equity-Income Portfolio and VIP Growth Portfolio), Fidelity Variable Insurance Products Fund II (VIP Contrafund Portfolio) and Fidelity Variable Insurance Products Fund III (VIP Mid Cap Portfolio). Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. The differences in objectives and policies among the Master Funds can be expected to effect the return of each Portfolio and the degree of market risk and financial risk to which each Portfolio is subject. The Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities.

   Under the master/feeder structure, each Portfolio may withdraw its investment in the corresponding Master Fund if the Company's Board of Directors ("Board") determines that it is in the best interests of the Portfolio and its shareholders to do so. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Fund). A Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of a Portfolio. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking ILIAC to manage the Portfolio either directly or with a sub-adviser under the investment advisory agreement between the Company and ILIAC, or taking other appropriate action.

   Investment of each Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required for any Portfolio to withdraw its investment from its corresponding Master Fund.

   Because each Portfolio invests all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of the Portfolio and the Master Fund in which it invests, with the result that the Portfolio's expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of most of the other ING Funds and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund's expenses. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Portfolio. However, other investors in a Master Fund may bear different expenses and sales charges than the Portfolio which would result in differences in returns received by those investors.

   Information about the Master Funds and Fidelity Variable Insurance Products and Fidelity Management & Research Company ("FMR") is provided with their permission and based on information provided by FMR or derived from the Fidelity(R) Variable Insurance Products prospectus. The prospectus for each Master Fund is delivered together with this Prospectus.

-  INVESTMENT ADVISER TO THE PORTFOLIOS


   ILIAC serves as the investment adviser to the Portfolios. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE:
   ING), one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

-  INVESTMENT ADVISER TO THE MASTER FUNDS

   FMR serves as investment adviser to the Master Funds. FMR is a wholly-owned subsidiary of FMR Corp.

-  PORTFOLIOS AND MASTER FUNDS

   Each Master Fund is a series of Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II or Fidelity Variable Insurance Products Fund III. Each Portfolio's Master Fund is listed below:

   FEEDER FUND PORTFOLIO                            FIDELITY VIP MASTER FUND
   ING Fidelity(R) VIP Contrafund(R) Portfolio      VIP Contrafund Portfolio
   ING Fidelity(R) VIP Equity-Income Portfolio      VIP Equity-Income Portfolio
   ING Fidelity(R) VIP Growth Portfolio             VIP Growth Portfolio
   ING Fidelity(R) VIP Mid Cap Portfolio            VIP Mid Cap Portfolio

-  WHY READING THIS PROSPECTUS AND THE MASTER FUNDS' PROSPECTUS IS IMPORTANT

   This Prospectus explains the investment objective, principal investment strategies and risks of each of the Portfolios. Reading this Prospectus and the prospectus of the Master Funds will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus and the prospectus of the Master Funds for future reference.

                   ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO

-  INVESTMENT OBJECTIVE

   Long-term capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-  PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Contrafund Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. In turn, the VIP Contrafund Portfolio normally invests primarily in a portfolio of common stocks. The VIP Contrafund Portfolio invests in securities of companies whose value FMR believes is not fully recognized by the public. FMR may invest the VIP Contrafund Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, FMR may invest in growth stocks or value stocks or both.

   For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

   Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Contrafund Portfolio is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Contrafund Portfolio.

-  PRINCIPAL RISKS

   As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies employed by the portfolio managers of the VIP Contrafund Portfolio may not produce the intended results. The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Contrafund Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                              FOREIGN EXPOSURE RISK

                          ISSUER-SPECIFIC CHANGES RISK

                          STOCK MARKET VOLATILITY RISK

   Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.

-  PORTFOLIO PERFORMANCE


   The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

   The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

   The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Service Class 2 shares of the Master Fund's (2001 - 2004) performance adjusted to reflect the higher expenses of the Adviser Class shares of the Portfolio and the Adviser Class shares (2005) performance from year to year.


[CHART]

                        YEAR BY YEAR TOTAL RETURNS(1)(2)

                 1996
                 1997
                 1998
                 1999
                 2000
                 2001        (12.95)%
                 2002        (10.10)%
                 2003         27.51%
                 2004         14.57%
                 2005         15.96%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                 Best:     2nd quarter       2003     11.67%
                 Worst:    1st quarter       2001    (13.20)%



   The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Adviser Class shares, Service Class shares and the Service Class 2 shares of the Master Fund adjusted to reflect the operating expenses of the Portfolio's Service Class and Adviser Class shares, respectively to that of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"). The S&P 500(R) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. It is not possible to invest directly in the index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)


                                                                                        5 YEARS OR           10 YEARS OR
   PORTFOLIO                                                           1 YEAR        SINCE INCEPTION       SINCE INCEPTION
     ING Fidelity(R) VIP Contrafund(R) (Adviser Class)                 15.96%             17.51%                  N/A
     ING Fidelity(R) VIP Contrafund(R) (Service Class)                 16.34%             17.85%                  N/A
     S&P 500(R) Index                                                   4.91%             10.94%(3)               N/A
     VIP Contrafund Service Class 2 (S Class)                          16.35%              6.08%                 4.32%
     VIP Contrafund Service Class 2 (ADV Class)                        16.10%              5.83%                 4.07%
     S&P 500(R) Index                                                   4.91%              0.54%                12.69%(4)


----------

   (1)  The Portfolio commenced operations on November 15, 2004.
   (2) The Service Class 2 shares of the Master Fund commenced operations on January 12, 2000, however the Service Class 2 shares of the Master Fund are not offered in this Prospectus. The Service Class and Adviser Class shares of the Portfolio would have substantially similar performance as the Service Class 2 shares of the Master Fund because they invest in the same portfolio of securities. The performance will differ only to the extent that the Portfolio and the Service Class 2 shares of the Master Fund do not have the same operating expenses.
   (3)  The S&P 500(R) Index return is for the period beginning November 1,
        2004.
   (4)  The S&P 500(R) Index return is for the period beginning January 1,
        2000.

-  INVESTMENT ADVISER TO THE MASTER FUND

   FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Contrafund Portfolio is set out under the section "Management of the Master Funds."

                   ING FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO

-  INVESTMENT OBJECTIVE


   Seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500(R) Index. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.


-  PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. In turn, the VIP Equity-Income Portfolio normally invests at least 80% of its assets in a portfolio of equity securities. The VIP Equity-Income Portfolio normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap value stocks. Investments can potentially include other types of equity securities and debt securities, including lower-quality debt securities. FMR may invest the VIP Equity-Income Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

   For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

   Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Equity-Income Portfolio is not a fundamental policy of the Portfolio, and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Equity-Income Portfolio.

-  PRINCIPAL RISKS

   As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies employed by the portfolio managers of the VIP Equity-Income Portfolio may not produce the intended results. The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Equity-Income Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                             EQUITY SECURITIES RISK

                              FOREIGN EXPOSURE RISK

                           INTEREST RATE CHANGES RISK

                          ISSUER-SPECIFIC CHANGES RISK

                          STOCK MARKET VOLATILITY RISK

                              VALUE INVESTING RISK


   Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.


-  PORTFOLIO PERFORMANCE


   The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

   The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

   The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Service Class 2 shares of the Master Fund's (2001 - 2004) performance adjusted to reflect the higher expenses of the Adviser Class shares of the Portfolio and the Adviser Class shares (2005) performance from year to year.


[CHART]

                        YEAR BY YEAR TOTAL RETURNS(1)(2)

                 1996
                 1997
                 1998
                 1999
                 2000
                 2001        (5.74)%
                 2002       (17.63)%
                 2003        29.33%
                 2004        10.61%
                 2005         4.97%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                 Best:     2nd quarter       2003     17.86%
                 Worst:    3rd quarter       2002    (19.32)%



   The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Adviser Class shares, Service Class shares and the Service Class 2 shares of the Master Fund adjusted to reflect the operating expenses of the Portfolio's Service Class and Adviser Class shares, respectively to that of the Russell 3000(R) Value Index. The Russell 3000(R) Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics. It is not possible to invest directly in the index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)


                                                                                        5 YEARS OR           10 YEARS OR
   PORTFOLIO                                                           1 YEAR        SINCE INCEPTION       SINCE INCEPTION
     ING Fidelity(R) VIP Equity-Income (Adviser Class)                  4.97%              6.91%                  N/A
     ING Fidelity(R) VIP Equity-Income (Service Class)                  5.35%              7.34%                  N/A
     Russell 3000(R) Value Index                                        6.85%             13.80%(3)               N/A
     VIP Equity-Income Service Class 2 (S Class)                        5.27%              3.39%                 4.37%
     VIP Equity-Income Service Class 2 (ADV Class)                      5.02%              3.14%                 4.22%
     Russell 3000(R) Value Index                                        6.85%              5.86%                13.80%(4)


----------

   (1)  The Portfolio commenced operations on November 15, 2004.
   (2) The Service Class 2 shares of the Master Fund commenced operations on January 12, 2000, however the Service Class 2 shares of the Master Fund are not offered in this Prospectus. The Service Class and Adviser Class shares of the Portfolio would have substantially similar performance as the Service Class 2 shares of the Master Fund because they invest in the same portfolio of securities. The performance will differ only to the extent that the Portfolio and the Service Class 2 shares of the Master Fund do not have the same operating expenses.
   (3) The Russell 3000(R) Value Index return is for the period beginning November 1, 2004.
   (4) The Russell 3000(R) Value Index return is for the period beginning January 1, 2000.


-  INVESTMENT ADVISER TO THE MASTER FUND

   FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Equity-Income Portfolio is set out under the section "Management of the Master Funds."

                      ING FIDELITY(R) VIP GROWTH PORTFOLIO

-  INVESTMENT OBJECTIVE

   Seeks capital appreciation. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-  PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. In turn, the VIP Growth Portfolio normally invests primarily in a portfolio of common stocks. The VIP Growth Portfolio invests in securities of companies that FMR believes have above-average growth potential. FMR may invest the VIP Growth Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

   For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

   Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Growth Portfolio is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Growth Portfolio.

-  PRINCIPAL RISKS

   As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies employed by the portfolio managers of the VIP Growth Portfolio may not produce the intended results. The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Growth Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              FOREIGN EXPOSURE RISK

                              GROWTH INVESTING RISK
                          ISSUER-SPECIFIC CHANGES RISK
                          STOCK MARKET VOLATILITY RISK

Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.


-  PORTFOLIO PERFORMANCE


   The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

   The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

   The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Service Class 2 shares of the Master Fund's (2001 - 2004) performance adjusted to reflect the higher expenses of the Adviser Class shares of the Portfolio and the Adviser Class shares (2005) performance from year to year.


[CHART]

                        YEAR BY YEAR TOTAL RETURNS(1)(2)

                 1996
                 1997
                 1998
                 1999
                 2000
                 2001        (18.33)%
                 2002        (30.69)%
                 2003         31.84%
                 2004          2.57%
                 2005          4.71%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                 Best:     4th quarter       2001     16.62%
                 Worst:    3rd quarter       2001    (22.17)%



   The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Adviser Class shares, Service Class shares and the Service Class 2 shares of the Master Fund adjusted to reflect the operating expenses of the Portfolio's Service Class and Adviser Class shares, respectively to that of the Russell 3000(R) Growth Index. The Russell 3000(R) Growth Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. It is not possible to invest directly in the index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)


                                                                                        5 YEARS OR           10 YEARS OR
   PORTFOLIO                                                           1 YEAR        SINCE INCEPTION       SINCE INCEPTION
     ING Fidelity(R) VIP Growth (Adviser Class)                         4.71%              6.03%                  N/A
     ING Fidelity(R) VIP Growth (Service Class)                         5.09%              6.46%                  N/A
     Russell 3000(R) Growth Index                                       5.17%             11.45%(3)               N/A
     VIP Growth Service Class 2 (S Class)                               5.20%             (4.06)%               (4.95)%
     VIP Growth Service Class 2 (ADV Class)                             4.95%             (4.31)%               (5.20)%
     Russell 3000(R) Growth Index                                       5.17%             (3.15)%               10.60%(4)


----------

   (1)  The Portfolio commenced operations on November 15, 2004.
   (2) The Service Class 2 shares of the Master Fund commenced operations on January 12, 2000, however the Service Class 2 shares of the Master Fund are not offered in this Prospectus. The Service Class and Adviser Class shares of the Portfolio would have substantially similar performance as the Service Class 2 shares of the Master Fund because they invest in the same portfolio of securities. The performance will differ only to the extent that the Portfolio and the Service Class 2 shares of the Master Fund do not have the same operating expenses.
   (3) The Russell 3000(R) Growth Index return is for the period beginning November 1, 2004.
   (4) The Russell 3000(R) Growth Index return is for the period beginning January 1, 2000.


-  INVESTMENT ADVISER TO THE MASTER FUND

   FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Growth Portfolio is set out under the section "Management of the Master Funds."

                      ING FIDELITY(R) VIP MID CAP PORTFOLIO

-  INVESTMENT OBJECTIVE

   Seeks long-term growth of capital. The Portfolio's investment objective is not fundamental and may be changed without a shareholder vote.

-  PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio invests all of its assets in the Master Fund, Service Class 2 shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. In turn, the VIP Mid Cap Portfolio normally invests primarily in a portfolio of common stocks. The VIP Mid Cap Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for the purposes of the Portfolio, FMR defines as those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400"). Investments can potentially include companies with smaller or larger market capitalizations. FMR may invest the VIP Mid Cap Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. Additionally, FMR may invest in growth stocks or value stocks or both.

   For additional information regarding the principal investment strategies of the Fidelity VIP Portfolios, please refer to the Master Fund prospectus. The principal investment strategies of the Portfolio can be changed without shareholder approval.

   Investment of the Portfolio's assets in the Service Class 2 shares of the VIP Mid Cap Portfolio is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its investment in the VIP Mid Cap Portfolio.

-  PRINCIPAL RISKS

   As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies employed by the portfolio managers of the VIP Mid Cap Portfolio may not produce the intended results. The principal risks of investing in the Portfolio, by virtue of its investment in the VIP Mid Cap Portfolio, and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.


                              FOREIGN EXPOSURE RISK

                          ISSUER-SPECIFIC CHANGES RISK
                             MID CAP INVESTING RISK

                          STOCK MARKET VOLATILITY RISK

   Please see "Summary of Principal Risks" following the Portfolio Summaries for a description of these and other risks of investing in the Portfolio. There may be other risks that are not listed above that could cause the value of your investment in the Portfolio to decline and that could prevent the Portfolio from achieving its stated investment objective. This Prospectus and the prospectus of the Master Funds do not describe all of the risks of every technique, investment strategy or temporary defensive position that the Portfolio or Master Fund may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statements of Additional Information of the Portfolio and the Master Fund, respectively.


-  PORTFOLIO PERFORMANCE


   The following information is intended to help you understand the risks of investing in the Portfolio. The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table on the following page show the changes in the Portfolio's performance from year to year and compare the Portfolio's performance to the performance of a broad measure of market performance for the same period. The Portfolio's past performance is no guarantee of future results.

   The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other portfolios without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

   The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the Service Class 2 shares of the Master Fund's (2001 - 2004) performance adjusted to reflect the higher expenses of the Adviser Class shares of the Portfolio and the Adviser Class shares (2005) performance from year to year.


[CHART]

                        YEAR BY YEAR TOTAL RETURNS(1)(2)

                 1996
                 1997
                 1998
                 1999
                 2000
                 2001         (4.05)%
                 2002        (10.52)%
                 2003         37.57%
                 2004         23.85%
                 2005         17.44%

              BEST AND WORST QUARTERLY RETURNS DURING THIS PERIOD:


                 Best:     4th quarter       2003     16.03%
                 Worst:    3rd quarter       2002    (10.67)%



   The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's Adviser Class shares, Service Class shares and the Service Class 2 shares of the Master Fund adjusted to reflect the operating expenses of the Portfolio's Service Class and Adviser Class shares, respectively to that of the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosen for market size, liquidity and industry group representation. It is not possible to invest directly in the index.


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)


                                                                                        5 YEARS OR           10 YEARS OR
   PORTFOLIO                                                           1 YEAR        SINCE INCEPTION       SINCE INCEPTION
     ING Fidelity(R) VIP Mid Cap (Adviser Class)                       17.44%             20.91%                  N/A
     ING Fidelity(R) VIP Mid Cap (Service Class)                       17.61%             21.06%                  N/A
     S&P MidCap 400 Index                                              12.56%             20.46%(3)               N/A
     VIP Mid Cap Service Class 2 (S Class)                             17.72%             11.74%                15.65%
     VIP Mid Cap Service Class 2 (ADV Class)                           17.47%             11.49%                15.40%
     S&P MidCap 400 Index                                              12.56%              8.60%                15.82%(4)


----------

   (1)  The Portfolio commenced operations on November 15, 2004.
   (2) The Service Class 2 shares of the Master Fund commenced operations on January 12, 2000, however the Service Class 2 shares of the Master Fund are not offered in this Prospectus. The Service Class and Adviser Class shares of the Portfolio would have substantially similar performance as the Service Class 2 shares of the Master Fund because they invest in the same portfolio of securities. The performance will differ only to the extent that the Portfolio and the Service Class 2 shares of the Master Fund do not have the same operating expenses.
   (3)  The S&P MidCap 400 Index return is for the period beginning November
        1, 2004.
   (4) The S&P MidCap 400 Index return is for the period beginning January 1, 2000.


-  INVESTMENT ADVISER TO THE MASTER FUND

   FMR serves as the investment adviser to the Master Fund. Information about FMR and the portfolio management of the VIP Mid Cap Portfolio is set out under the section "Management of the Master Funds."

                           PORTFOLIO FEES AND EXPENSES

   The table that follows shows the estimated operating expenses paid each year by the Portfolios. These expenses are based on the expenses paid by each Portfolio and its corresponding Master Fund in the year 2005. Actual expenses paid by the Portfolios may vary from year to year.


   Your Variable Contract or Qualified Plan is a contract between you and the issuing life insurance company or plan provider. The Company and the Portfolios are not parties to your Variable Contract or Qualified Plan, but are merely investment options made available to you by your insurance company or plan provider under your Variable Contract or Qualified Plan. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract or Qualified Plan. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary, disclosure statement or plan document for a description of additional charges that may apply. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Company's Portfolios are not fixed or specified under the terms of your Variable Contract.


   SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not Applicable.

                         SERVICE CLASS (S CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                                                                                TOTAL ANNUAL
                                                MANAGEMENT    DISTRIBUTION                  OTHER                OPERATING
                                                  FEE(2)     (12b-1) FEES(3)              EXPENSES              EXPENSES(5)
                                                ----------   ---------------   ------------------------------   ------------
                                                                                    ADMIN.        SHAREHOLDER
                                                                               SERVICES FEE(4)   SERVICES FEE
   ING Fidelity(R) VIP Contrafund(R) Portfolio        0.57%             0.25%             0.14%          0.25%          1.21%
   ING Fidelity(R) VIP Equity-Income Portfolio        0.47%             0.25%             0.14%          0.25%          1.11%
   ING Fidelity(R) VIP Growth Portfolio               0.57%             0.25%             0.15%          0.25%          1.22%
   ING Fidelity(R) VIP Mid Cap Portfolio              0.57%             0.25%             0.17%          0.25%          1.24%


   (1) This table shows the estimated operating expenses of each Portfolio as a ratio of expenses to average daily net assets for the current fiscal year. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

   (2) The VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio pays FMR a management fee for advisory expenses at current asset levels of the Master Funds of 0.57%, 0.47%, 0.57% and 0.57%, respectively. Pursuant to its investment management agreement with the Company, ILIAC may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.57%, 0.47%, 0.57% and 0.57% of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ILIAC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

   (3) Service Class 2 shares of each Master Fund pay 0.25% of average net assets annually under a Distribution and Service Plan pursuant to Rule 12b-1. Shareholders of the Service Class 2 shares of the Master Funds, including the Portfolios, pay only their proportionate share of the Master Fund's Rule 12b-1 plan expenses.

   (4) The VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio paid "Other Expenses" of 0.09%, 0.09%, 0.10% and 0.12%, respectively, of average net assets during the most recent fiscal year. In addition, while a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Company, ING Funds Services, LLC may receive an annual administration fee equal to 0.14%, 0.14%, 0.15% and 0.17%, respectively, of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company. Each Portfolio anticipates investing substantially all of its assets in another investment company.
   (5) FMR has voluntarily agreed to reimburse Service Class 2 shares of each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective net assets, exceed 1.10%, 1.00%, 1.10% and 1.10%, respectively. These arrangements may be discontinued by FMR at any time. A portion of the brokerage commissions that each Master Fund pays may be reimbursed and used to reduce that Master Fund's expenses. In addition, through arrangements with each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Service Class 2 operating expenses would be 0.89%, 0.80%, 0.88% and 0.89% for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, respectively. Taking these reductions into account, the total operating expenses for Service Class shares of ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio would be 1.19%, 1.10%, 1.18% and 1.19%, respectively.

   EXAMPLE


   This Example is intended to help you compare the cost of investing in Service Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Service Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Service Class shares' operating expenses remain the same. The Example does not reflect the expenses and charges of any Variable Contract that may use a Portfolio as its underlying investment option. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR*    3 YEARS*  5 YEARS*   10 YEARS*
   ING Fidelity(R) VIP Contrafund(R) Portfolio           $        123        384        665      1,466
   ING Fidelity(R) VIP Equity-Income Portfolio           $        113        353        612      1,352
   ING Fidelity(R) VIP Growth Portfolio                  $        124        387        670      1,477
   ING Fidelity(R) VIP Mid Cap Portfolio                 $        126        393        681      1,500


   * This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

                        ADVISER CLASS (ADV CLASS) SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                                                                                TOTAL ANNUAL
                                                MANAGEMENT     DISTRIBUTION                 OTHER                 OPERATING
                                                  FEE(2)     (12b-1) FEES(3)              EXPENSES               EXPENSES(5)
                                                ----------   ---------------   ------------------------------   ------------
                                                                                    ADMIN.        SHAREHOLDER
                                                                               SERVICES FEE(4)   SERVICES FEE
   ING Fidelity(R) VIP Contrafund(R) Portfolio        0.57%             0.50%             0.14%          0.25%          1.46%
   ING Fidelity(R) VIP Equity-Income Portfolio        0.47%             0.50%             0.14%          0.25%          1.36%
   ING Fidelity(R) VIP Growth Portfolio               0.57%             0.50%             0.15%          0.25%          1.47%
   ING Fidelity(R) VIP Mid Cap Portfolio              0.57%             0.50%             0.17%          0.25%          1.49%


   (1) This table shows the estimated operating expenses of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year. This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

   (2) VIP Contrafund(R) Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio pays FMR a management fee for advisory expenses at current asset levels of the Master Funds of 0.57%, 0.47%, 0.57% and 0.57%, respectively. Pursuant to its investment management agreement with the Company, ILIAC may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.57%, 0.47%, 0.57% and 0.57% of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ILIAC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

   (3) Adviser Class shares of each Portfolio are subject to a Rule 12b-1 fee at an annual rate of 0.25% of average daily net assets. In addition, Service Class 2 shares of each Master Fund pay 0.25% of average net assets annually under a Distribution and Service Plan pursuant to Rule 12b-1. Shareholders of the Service Class 2 shares of the Master Funds, including the Portfolios, pay only their proportionate share of the Master Fund's Rule 12b-1 plan expenses.

   (4) The VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio paid "Other Expenses" of 0.09%, 0.09%, 0.10% and 0.12%, respectively, of average net assets during the most recent fiscal year. In addition, if a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Company, ING Funds Services, LLC may receive an annual administration fee equal to 0.14%, 0.14%, 0.15% and 0.17%, respectively, of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company. Each Portfolio anticipates investing substantially all of its assets in another investment company.
   (5) FMR has voluntarily agreed to reimburse Service Class 2 shares of each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective net assets, exceed 1.10%, 1.00%, 1.10% and 1.10%, respectively. These arrangements may be discontinued by FMR at any time. A portion of the brokerage commissions that each Master Fund pays may be reimbursed and used to reduce that Master Fund's expenses. In addition, through arrangements with each of the VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Service Class 2 operating expenses would be 0.89%, 0.80%, 0.88% and 0.89% for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, respectively. Taking these reductions into account, the total operating expenses for Adviser Class shares of ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio would be 1.44%, 1.35%, 1.43% and 1.44%, respectively.

   EXAMPLE


   This Example is intended to help you compare the cost of investing in Adviser Class shares of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Adviser Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Adviser Class shares' operating expenses remain the same. The Example does not reflect the expenses and charges of any Variable Contract that may use a Portfolio as its underlying investment option. If such expenses were reflected, the expense amounts indicated would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 YEAR*    3 YEARS*   5 YEARS*  10 YEARS*
   ING Fidelity(R) VIP Contrafund(R) Portfolio           $        149        462        797      1,746
   ING Fidelity(R) VIP Equity-Income Portfolio           $        138        431        745      1,635
   ING Fidelity(R) VIP Growth Portfolio                  $        150        465        803      1,757
   ING Fidelity(R) VIP Mid Cap Portfolio                 $        152        471        813      1,779


   * This table reflects the aggregate annual operating expenses of each Portfolio and its corresponding Master Fund.

                           SUMMARY OF PRINCIPAL RISKS

   THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THE CORRESPONDING MASTER FUND AND ITS INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S INVESTMENT PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE "DESCRIPTIONS OF PORTFOLIOS" SECTION AND ARE DESCRIBED BELOW. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENTS MADE BY A PORTFOLIO CAN CHANGE OVER TIME. ADDITIONAL INVESTMENT POLICIES AND RISKS OF THE PORTFOLIOS AND MASTER FUNDS ARE SET FORTH IN THE STATEMENTS OF ADDITIONAL INFORMATION ("SAIs") OF THE PORTFOLIOS AND MASTER FUNDS, EACH OF WHICH IS AVAILABLE UPON REQUEST.


   EQUITY SECURITIES RISK. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Master Fund or a Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.


   FOREIGN EXPOSURE RISK Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Some Master Funds limit foreign investments to securities denominated in U.S. dollars, these Master Funds are generally not subject to the risk of changes in currency valuations.

   GROWTH INVESTING RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

   INTEREST RATE CHANGES RISK Investment in debt securities involves risks relating to interest rate movement. If interest rates rise, the value of any debt securities held by the Master Fund can decline. Securities with longer durations, mortgage securities, and securities of issuers in the financial services sector tend to be more sensitive to changes in interest rates.

   ISSUER-SPECIFIC CHANGES RISK Because a Master Fund may invest a relatively large percentage of its assets in a single issuer, a Master Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

   MANAGER RISK. A portfolio manager of a Master Fund will apply investment techniques and risk analyses in making investment decisions for a Master Fund, such as which securities to overweight, underweight, or avoid altogether, but there can be no assurance that these will achieve the Portfolio's objective, and a portfolio manager of a Master Fund could do a poor job in executing an investment strategy. A portfolio manager of a Master Fund may use investment techniques or invest in securities that are not part of a Master Fund's principal investment strategies. For example, if market conditions warrant, Master Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Master Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Master Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing a Master Fund may leave their firm or be replaced.


   MARKET AND COMPANY RISK. The price of a security held by a Master Fund or a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Master Fund or Portfolio invests may still trail returns from the overall stock market.


   MARKET TRENDS RISK. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of a Master Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

   MID CAP INVESTING RISK The value of securities of medium-sized, less well-known companies may be more volatile than that of relatively larger, more established companies owing to such factors as inexperienced management and limited financial resources. As a result, such securities can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.

   STOCK MARKET VOLATILITY RISK Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

   VALUE INVESTING RISK Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

               ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

-  PERCENTAGE AND RATING LIMITATIONS

   Unless otherwise stated, the percentage and rating limitations on debt securities, or capitalization criteria on equity securities that are in this Prospectus apply at the time of purchase.

-  A WORD ABOUT PORTFOLIO DIVERSITY


   Each Portfolio in this Prospectus is diversified through investments made by the applicable Master Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). A diversified Portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities and securities of other investment companies).


-  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS AND THE MASTER FUNDS

   Investment restrictions are fundamental if so designated in this Prospectus or the Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.

   The Statement of Additional Information of the Portfolios is made a part of this Prospectus. You may obtain a copy of the Statement of Additional Information of the Portfolios and the Statement of Additional Information of the Master Funds without charge by calling the Fund at (800) 262-3862, or downloading it from the SEC's website at http://www.sec.gov.

-  TEMPORARY DEFENSIVE INVESTMENT STRATEGY

   Each Portfolio may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. During these times, a Portfolio may not achieve its investment goals.

   Each Master Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

-  ADDITIONAL INVESTMENT POLICIES

   The types of securities in which the Master Funds and the Portfolios invest and the investment techniques and practices in which the Master Funds and the Portfolios may engage that are not principal investment strategies are discussed, together with their risks, in the Statements of Additional Information (referred to as the SAI) of the Master Funds and the Portfolios, respectively, which you may obtain by contacting the Fund (see back cover for address and phone number) or by downloading from the SEC's website (http://www.sec.gov).

                      OVERALL MANAGEMENT OF THE PORTFOLIOS


   ADVISER. ILIAC serves as the investment adviser for each of the Portfolios. ILIAC is a Connecticut insurance corporation with its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156, and is registered with the SEC as an investment adviser. As of December 31, 2005, the Adviser managed over $11 billion in registered investment company assets. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V.

   ILIAC, subject to the supervision of the Board, oversees the Portfolios' day-to-day operations and manages the investment activities of each Portfolio. In the event the Board determines it is in the best interests of a Portfolio and its shareholders to withdraw a Portfolio's assets from the corresponding Master Fund, the Adviser may assume direct management of the Portfolio or may oversee a sub-adviser to manage the Portfolio's assets. The Adviser is not entitled to compensation from the Portfolio while the Portfolio is functioning as a feeder fund. However, if a Portfolio ceases to function as a feeder fund, the Adviser may charge an annual advisory fee at asset levels that are the same as the current asset levels of the Master Funds equal to 0.57%, 0.47%, 0.57%, and 0.57% of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, ING Fidelity(R) VIP Growth Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, respectively.

   For information regarding the basis for the Board's approval of the advisory relationship, please refer to the Portfolios' annual shareholder report dated December 31, 2005.


-  "MANAGER-OF-MANAGERS" STRUCTURE

   ILIAC, subject to the supervision of the Board may act as a "manager of managers" for the Portfolios. In this capacity, ILIAC oversees the Company's day-to-day operations and oversees the investment activities of each Portfolio. On May 24, 2002, the Company and ILIAC received exemptive relief from the SEC permitting ILIAC, with the approval of the Board, to replace or hire non-affiliated sub-advisers as well as change the terms of a sub-advisory agreement with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio's shareholders. In this capacity, the Adviser has the responsibility to oversee sub-advisers and recommend their hiring, termination and replacement. In such instances the Adviser generally delegates to sub-advisers the responsibility for day-to-day management of the investments of each Portfolio, subject to the Adviser's oversight.

   Should ILIAC manage the assets of the Portfolios directly, it may select sub-advisers to provide sub-advisory services to the Portfolios without obtaining shareholder approval. ILIAC would pay such sub-advisory fees out of its advisory fee at an annual rate based on the average daily net asset value of each Portfolio. Pursuant to the exemptive relief permitting the manager of managers arrangements, the Fund will notify shareholders of any change in the identity of an unaffiliated sub-adviser to a Portfolio. In such instances, the name of the Portfolio and its investment strategies may also change.

-  ADVISORY FEES


   Under the master/feeder structure, each Master Fund pays FMR a management fee based on the average daily net assets of the Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee. Under the master/feeder structure, each Portfolio may withdraw its investment in its Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity, asking ILIAC to manage either directly or with a sub-adviser under the investment advisory agreement between the Company and the Adviser, or taking other appropriate action.


                         MANAGEMENT OF THE MASTER FUNDS

-  ADVISER TO EACH MASTER FUND

   FMR serves as manager to each Master Fund and to other mutual funds, including those in the Fidelity(R) Variable Insurance Products family of funds. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts, 02109.


   As of December 31, 2005, FMR had approximately $9.1 billion in discretionary assets under management.


   The total management fee paid by each Master Fund, as a percentage of average net assets is as follows:


                                                            TOTAL MANAGEMENT FEE
   VIP Contrafund Portfolio                                                 0.57%
   VIP Equity-Income Portfolio                                              0.47%
   VIP Growth Portfolio                                                     0.57%
   VIP Mid Cap Portfolio                                                    0.57%


   As the manager for each Master Fund, FMR has overall responsibility for directing each Master Fund's investments and handling each Master Fund's business affairs.

   The following affiliates assist FMR with foreign investments:

   - Fidelity Management & Research (U.K.) Inc. ("FMR U.K."), at 25 Lovat Lane, London, EC3R 8LL, England, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.

   - Fidelity International Investment Advisors ("FIIA"), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. As of September 28, 2005, FIIA had approximately $24.4 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.
   - Fidelity International Investment Advisors ("U.K.") Limited ("FIIA(U.K.)L"), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. As of September 28, 2005, FIIA(U.K.)L had approximately $15.4 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio.
   - Fidelity Investments Japan Limited ("FIJ"), at Shiroyama JT Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo, Japan 105-6019, serves as a sub-adviser for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio. As of September 28, 2005, FIJ had approximately $49.2 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory and order execution services for VIP Contrafund Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio from time to time.


-  SUB-ADVISER TO EACH MASTER FUND

   FMR Co., Inc. ("FMRC") serves as a sub-adviser for each Master Fund. FMRC has day-to-day responsibility for choosing investments for each Master Fund.


   FMRC is an affiliate of FMR. As of March 31, 2005, FMRC had approximately $630.1 billion in discretionary assets under management.

   Fidelity Research & Analysis Company (FRAC), formerly known as Fidelity Management & Research (Far East) Inc., serves as a sub-adviser for each Master Fund. FRAC, an affiliate of FMR, was organized in 1986 to provide investment research and advice on issues based outside the United States and currently also provides investment research and advice on domestic issuers. FRAC may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each Master Fund.

   FMR pays FMRC and FMR U.K for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FMR pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L. FIIA or FRAC in turn pays FIJ for providing sub-advisory services.


   Will Danoff is vice president and manager of VIP Contrafund Portfolio, which he has managed since January 1995. He also manages other Fidelity funds. Since joining Fidelity Investments in 1986, Mr. Danoff has worked as a research analyst and manager.


   Jason Weiner is vice president and associate portfolio manager of VIP Contrafund Portfolio, which he has managed since March 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 1991, Mr. Weiner has worked as a research analyst, associate portfolio manager and portfolio manager.


   Jennifer Uhrig is vice president and manager of VIP Growth Portfolio, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity Investments in 1987, Ms. Uhrig has worked as a research analyst and manager.

   Stephen Petersen is vice president and manager of VIP Equity-Income Portfolio, which he has managed since January 1997. He also manages other Fidelity funds. Since joining Fidelity Investments in 1980, Mr. Petersen has worked as a research analyst and manager.

   Tom Allen is manager of VIP Mid Cap Portfolio, which he has managed since June 2001. Since joining Fidelity Investments in 1995, Mr. Allen has worked as a research analyst and manager.

   The Master Funds' SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Master Funds.

                             SHAREHOLDER INFORMATION

-  PORTFOLIO DISTRIBUTION


   Each Portfolio is distributed by ING Financial Advisers, LLC ("Financial Advisers") a member of the National Association of Securities Dealers, Inc.
   (NASD). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

-  CLASSES OF SHARES


   The Company offers two classes of shares of each Portfolio, Service Class and Adviser Class, which are identical except for different expense variables, certain related rights and certain shareholder services. Both classes of the Portfolios have a common investment objective and investment portfolio.


-  SHAREHOLDER SERVICING AND RULE 12b-1 PLAN

   The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the Service Class and Adviser Class shares of each Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Service Class or Adviser Class shares and their shareholders including variable contract owners or plan participants with interest in the Portfolios. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Service Class and Adviser Class shares, respectively.


   The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for the Adviser Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to Financial Advisers as the Company's Distributor. Financial Advisers may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares. Because Rule 12b-1 Plan and Service Plan fees are paid out of the Portfolio's assets (including the assets of the Master Fund) on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


   Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund.


   Service Class 2 of each Master Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Service Class 2 of each Master Fund is authorized to pay FDC a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Service and Adviser Class Shares of each Portfolio pay only their proportionate share of the Master Fund 12b-1 Plan expenses.


- HOW ING GROEP COMPENSATES ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS


   ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolios' Distribution Plan, the Portfolios' investment adviser or distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolios by those companies. The Portfolios' investment adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

   The distributing broker-dealer for these Portfolios is Financial Advisers. Financial Advisers has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15%-0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, ILIAC has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

   ILIAC also has entered into similar agreements with affiliated insurers, including, but not limited to: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in Portfolios advised by ING Groep meets certain target levels or increases over time.

   The insurance companies through which investors hold shares of the Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. None of the Portfolios, ILIAC or the Distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.

   Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

-  MASTER/FEEDER FUNDS

   The Portfolios are "feeder" funds that invest exclusively in corresponding "master" portfolios with identical investment objectives. The Master Fund may accept investments from multiple feeder funds, which bear the Master Fund's expenses in proportion to their assets. The Master Fund may also accept investments directly from Separate Accounts in connection with Variable Contracts or Qualified Plans.

   Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, a Portfolio may withdraw from the Master Fund, receiving either cash or securities in exchange for its interest in the Master Fund. The Board would then consider whether a Portfolio should hire its own investment adviser, invest in a different Master Fund, or take other action.

-  PRICING OF PORTFOLIO SHARES

   Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE. The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-  PURCHASE AND REDEMPTION OF SHARES


   Purchases and redemptions of shares may be made only by Separate Accounts of insurance companies for the purpose of funding Variable Contracts or by the Portfolios' investment adviser or their affiliates. In the future, purchases and redemptions may also be made directly by Qualified Plans or custodial accounts. Certain Portfolios may not be available as investment options in your Variable Contract or through your Qualified Plan. Please refer to the prospectus for the appropriate insurance company Separate Account or your Qualified Plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

   It is possible that certain conflicts of interest may arise when shares of a Portfolio are purchased to fund Variable Contracts (mixed funding). Conflicts also may arise if more than one insurance company purchases shares of a Portfolio (shared funding). The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans. However, it is possible that the interests of owners of Variable Contracts and Qualified Plans, for which the Portfolios serve as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed ILIAC to monitor events to identify any material conflicts between Variable Contract owners and Qualified Plans and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolios or a Qualified Plan might be required to redeem its investment, which might force the Portfolios to sell securities at disadvantageous prices.

   The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolios to redeem those investments if the plan loses (or in the opinion of ILIAC, is at risk of losing) its Qualified Plan status.


-  FREQUENT TRADING - MARKET TIMING

   The Portfolios are intended for long-term investment and not as a short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as Investment Options for the Variable Contracts issued by insurance companies and as investment options for the Qualified Plan. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolios determine not to be in the best interest of the Portfolios.

   The Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity. You should also review the materials regarding frequent trading included in the Master Fund's current prospectus and SAI.


   The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ILIAC or the sub-adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and in turn, the Master Funds and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' or Master Funds' performance.


   Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

   Although the policies and procedures known to the Portfolios that are followed by the Master Funds and the financial intermediaries that use the Portfolios as well as monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.

-  PORTFOLIO HOLDINGS DISCLOSURE POLICY

   A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Statement of Additional Information. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (i.e., the Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolio's website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio's website is located at www.ingfunds.com.

-  REPORTS TO SHAREHOLDERS

   The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

-  CUSTODIAN

   The Bank of New York Company, Inc., One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash. The Custodian is also responsible for safekeeping the Trust's assets and for portfolio accounting services for the Portfolios.

-  LEGAL COUNSEL

   Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

-  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   KPMG LLP, located at 99 High Street, Boston, MA 02110, serves as the Portfolios' independent registered public accounting firm. For information regarding the Master Funds' independent registered public accounting firm, please consult the Master Funds' Statement of Additional Information.

                                 NET ASSET VALUE

   The net asset value ("NAV") per share of each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is computed by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. The NAV of each Portfolio is determined based upon the NAV of the respective Master Fund.

   Securities of each Master Fund are valued at their NAV. For more information regarding the determination of NAV of each Master Fund, including the circumstances under which the Master Funds will use fair value pricing and the effects of using fair value pricing, see the Master Funds' Prospectus and Statement of Additional Information.

                             TAXES AND DISTRIBUTIONS

-  DIVIDENDS

   Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless the investor (such as a participating insurance company's Separate Account) makes an election to receive distributions in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-  TAX MATTERS


   Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") including requirements with respect to diversification of assets, distribution of income and sources of income. As regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that the owners of the contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts.

   Since the only shareholders of the Portfolios will be separate accounts, no discussion is included in this Prospectus as to the tax aspects at the shareholders level. The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts and with your tax advisor for information regarding taxes applicable to the Variable Contracts.


   THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACTS.

                              FINANCIAL HIGHLIGHTS


   The financial highlights tables are intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance products, and would be lower if they did. This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Company's financial statements, are included in the annual shareholder report, which is incorporated by reference into the SAI. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.

ING FIDELITY(R) PORTFOLIOS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                              CLASS S                        CLASS ADV
                                                                    ---------------------------     ---------------------------
                                                                                   NOVEMBER 15,                    NOVEMBER 15,
                                                                     YEAR ENDED     2004(1) TO       YEAR ENDED     2004(1) TO
                                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO                             2005           2004             2005           2004
-------------------------------------------                         ------------   ------------     ------------   ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           10.34          10.00            10.34          10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $           (0.01)          0.00**          (0.03)         (0.01)
 Net realized and unrealized gain on investments               $            1.70           0.34             1.68           0.35
 Total from investment operations                              $            1.69           0.34             1.65           0.34
 Net asset value, end of period                                $           12.03          10.34            11.99          10.34
 TOTAL RETURN(2)                                               %           16.34           3.40            15.96           3.40
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          57,988             33            3,358              1
 Ratios to average net assets:
 Expenses excluding expenses of the master fund                %            0.30           0.30             0.55           0.55
 Net investment loss excluding expenses of the master fund     %           (0.29)         (0.30)           (0.50)         (0.55)
 Portfolio turnover rate(3)                                    %               5              0                5              0



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
(3) Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.
**   Amount is less than $0.005 per shares or 0.005%.



                                                                              CLASS S                        CLASS ADV
                                                                    ---------------------------     ---------------------------
                                                                                   NOVEMBER 15,                    NOVEMBER 15,
                                                                     YEAR ENDED     2004(1) TO       YEAR ENDED     2004(1) TO
                                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                        2005           2004             2005           2004
                                                                    ------------   ------------     ------------   ------------
 Expenses including expenses net of all reductions of the
 master fund                                                   %            1.19           1.21+            1.44           1.46+
 Expenses including expenses net of voluntary waivers, if
 any, of the master fund                                       %            1.21           1.23+            1.46           1.48+
 Expenses including gross expenses of the master fund          %            1.21           1.23+            1.46           1.48+
 Portfolio turnover rate of master fund                        %              60             64+              60             64+



+ Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

ING FIDELITY(R) PORTFOLIOS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                              CLASS S                        CLASS ADV
                                                                    ---------------------------     ---------------------------
                                                                                   NOVEMBER 15,                    NOVEMBER 15,
                                                                     YEAR ENDED     2004(1) TO       YEAR ENDED     2004(1) TO
                                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
ING FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO                             2005           2004             2005           2004
-------------------------------------------                         ------------   ------------     ------------   ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           10.28          10.00            10.27          10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $           (0.01)          0.00**          (0.03)         (0.01)
 Net realized and unrealized gain (loss) on investments        $            0.56           0.28             0.54           0.28
 Total from investment operations                              $            0.55           0.28             0.51           0.27
 Net asset value, end of period                                $           10.83          10.28            10.78          10.27
 TOTAL RETURN(2)                                               %            5.35           2.80             4.97           2.70
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          10,259              1               78              1
 Ratios to average net assets:
 Expenses excluding expenses of the master fund                %            0.30           0.30             0.55           0.55
 Net investment income (loss) excluding expenses of the
 master fund                                                   %           (0.30)         (0.30)           (0.44)         (0.55)
 Portfolio turnover rate(3)                                    %              22              0               22              0



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
(3) Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.
**   Amount is less than $0.005 per shares or 0.005%.



                                                                              CLASS S                        CLASS ADV
                                                                    ---------------------------     ---------------------------
                                                                                   NOVEMBER 15,                    NOVEMBER 15,
                                                                     YEAR ENDED     2004(1) TO       YEAR ENDED     2004(1) TO
                                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                        2005           2004             2005           2004
                                                                    ------------   ------------     ------------   ------------
 Expenses including expenses net of all reductions of the
 master fund                                                   %            1.10           1.12+            1.35           1.37+
 Expenses including expenses net of voluntary waivers, if
 any, of the master fund                                       %            1.11           1.13+            1.36           1.38+
 Expenses including gross expenses of the master fund          %            1.11           1.13+            1.36           1.38+
 Portfolio turnover rate of master fund                        %              19             22+              19             22+



+ Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

ING FIDELITY(R) PORTFOLIOS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                              CLASS S                        CLASS ADV
                                                                    ---------------------------     ---------------------------
                                                                                   NOVEMBER 15,                    NOVEMBER 15,
                                                                     YEAR ENDED     2004(1) TO       YEAR ENDED     2004(1) TO
                                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
ING FIDELITY(R) VIP GROWTH PORTFOLIO                                    2005           2004             2005           2004
------------------------------------                                ------------   ------------     ------------   ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           10.21          10.00            10.20          10.00
 Income (loss) from investment operations:
 Net investment loss                                           $           (0.01)         (0.00)**         (0.05)         (0.01)
 Net realized and unrealized gain (loss) on investments        $            0.53           0.21             0.53           0.21
 Total from investment operations                              $            0.52           0.21             0.48           0.20
 Net asset value, end of period                                $           10.73          10.21            10.68          10.20
 TOTAL RETURN(2)                                               %            5.09           2.10             4.71           2.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          10,679              1                1              1
 Ratios to average net assets:
 Expenses excluding expenses of the master fund                %            0.30           0.30             0.55           0.55
 Net investment loss excluding expenses of the master fund     %           (0.28)         (0.30)           (0.25)         (0.55)
 Portfolio turnover rate(3)                                    %              29              0               29              0



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
(3) Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.
**   Amount is less than $0.005 per shares or 0.005%.



                                                                              CLASS S                        CLASS ADV
                                                                    ---------------------------     ---------------------------
                                                                                   NOVEMBER 15,                    NOVEMBER 15,
                                                                     YEAR ENDED     2004(1) TO       YEAR ENDED     2004(1) TO
                                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                        2005           2004             2005           2004
                                                                    ------------   ------------     ------------   ------------
 Expenses including expenses net of all reductions of the
 master fund                                                   %            1.18           1.20+            1.43           1.45+
 Expenses including expenses net of voluntary waivers, if
 any, of the master fund                                       %            1.22           1.23+            1.47           1.48+
 Expenses including gross expenses of the master fund          %            1.22           1.23+            1.47           1.48+
 Portfolio turnover rate of master fund                        %              79             72+              79             72+



+ Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

ING FIDELITY(R) PORTFOLIOS
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                              CLASS S                        CLASS ADV
                                                                    ---------------------------     ---------------------------
                                                                                   NOVEMBER 15,                    NOVEMBER 15,
                                                                     YEAR ENDED     2004(1) TO       YEAR ENDED     2004(1) TO
                                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
ING FIDELITY(R) VIP MID CAP PORTFOLIO                                   2005           2004             2005           2004
-------------------------------------                               ------------   ------------     ------------   ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           10.56          10.00            10.55          10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $           (0.01)         (0.00)*          (0.02)         (0.00)*
 Net realized and unrealized gain on investments               $            1.87           0.55             1.90           0.55
 Total from investment operations                              $            1.86           0.55             1.84           0.55
 Net asset value, end of period                                $           12.42          10.55            12.39          10.55
 TOTAL RETURN(2)                                               %           17.61           5.50            17.44           5.50
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $           4,065             17            1,501              1
 Ratios to average net assets:
 Expenses excluding expenses of the master fund                %            0.30           0.30             0.55           0.55
 Net investment loss excluding expenses of the master fund     %           (0.32)         (0.30)           (0.48)         (0.55)
 Portfolio turnover rate(3)                                    %              14              0               14              0



(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.
(3) Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.
*    Amount is less than $0.005 per shares or 0.005%.



                                                                              CLASS S                        CLASS ADV
                                                                    ---------------------------     ---------------------------
                                                                                   NOVEMBER 15,                    NOVEMBER 15,
                                                                     YEAR ENDED     2004(1) TO       YEAR ENDED     2004(1) TO
                                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                        2005           2004             2005           2004
                                                                    ------------   ------------     ------------   ------------
 Expenses including expenses net of all reductions of the
 master fund                                                   %            1.19           1.23+            1.44           1.48+
 Expenses including expenses net of voluntary waivers, if
 any, of the master fund                                       %            1.24           1.26+            1.49           1.51+
 Expenses including gross expenses of the master fund          %            1.24           1.26+            1.49           1.51+
 Portfolio turnover rate of master fund                        %             107             55+             107             55+



+ Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

For investors who want more information about the Company, the following documents are available free upon request:


- STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 28, 2006, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.


- ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS: Additional information about the Company's investments is available in the Company's annual and semi-annual shareholder reports. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.

For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, or write to ING Partners, Inc., at the address listed above. To make shareholder inquiries please visit our website at www.ingfunds.com.


The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolio. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.


                                        Investment Company Act File No. 811-8319

                                         PROSPECTUS -- SERVICE CLASS ("S CLASS")
                                                     ADVISER CLASS ("ADV CLASS")

APRIL 28, 2006


--------------------------------------------------------------------------------

                               ING PARTNERS, INC.

  - ING SOLUTION INCOME PORTFOLIO

  - ING SOLUTION 2015 PORTFOLIO

  - ING SOLUTION 2025 PORTFOLIO

  - ING SOLUTION 2035 PORTFOLIO

  - ING SOLUTION 2045 PORTFOLIO

  NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.


  THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE SERVICE CLASS AND ADVISER CLASS SOLUTION PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR
  INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE SOLUTION PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.


  AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Solution Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

TABLE OF CONTENTS


                                                                                                 Page
INTRODUCTION                                                                                       1

   Description of the Solution Portfolios                                                          3

PORTFOLIO SUMMARIES

   ING Solution Income Portfolio                                                                   4

   ING Solution 2015 Portfolio                                                                     5

   ING Solution 2025 Portfolio                                                                     6

   ING Solution 2035 Portfolio                                                                     7

   ING Solution 2045 Portfolio                                                                     8

PORTFOLIO FEES AND EXPENSES                                                                        9

   More Information on Investment Strategies                                                      14

   Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds   15

   More Information on Risks                                                                      30

   Management of the Solution Portfolios                                                          37

   Portfolio Distribution                                                                         38

   Shareholder Information                                                                        38

FINANCIAL HIGHLIGHTS                                                                              43

- ING PARTNERS, INC.


  ING Partners, Inc. ("Company") is a mutual fund authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the ING Solution Portfolios listed below (each a "Portfolio" and collectively, the "Solution Portfolios"). Each Portfolio seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds. ING Life Insurance and Annuity Company ("ILIAC") serves as the investment adviser of each Portfolio. Not all of the Company's Portfolios are offered in this Prospectus.


  Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.


  Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies.


                                  INTRODUCTION

- AN INTRODUCTION TO THE SOLUTION PORTFOLIOS

  The Solution Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.


  The Solution Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies" on page 14 and "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 15 of this Prospectus.


  Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Solution Portfolios in the context of your personal financial situation, investment objectives and other investments.


  Shares of the Solution Portfolios may be offered to Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies.


  This Prospectus explains the investment objective, strategies and risks of each of the Solution Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

- CLASSES OF SHARES

  Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Service Class ("S Class") and Adviser Class ("ADV Class") shares. For more information about share classes, please refer to the section of this Prospectus entitled "Shareholder Information -- Classes of Shares."

- AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

  ILIAC is the investment adviser of each Portfolio. ILIAC is an indirect, wholly-owned subsidiary of ING Groep, N.V., ("ING Groep") (NYSE: ING) one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

  ING Investment Management Co. ("Consultant") is a consultant to ILIAC. Both ILIAC and the Consultant are wholly-owned, indirect subsidiaries of ING Groep. ILIAC and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios that will be constructed and managed in accordance with the following processes:


  ILIAC uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described as follows:

  1. In the first stage, the mix of asset classes (I.E., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Solution Portfolios is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

  2. The Consultant will also provide tactical allocation recommendations to ILIAC, to overweight certain sub-asset classes and style tilts within the Target Allocations, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable ILIAC to shift into those sub-asset classes that are expected to outperform under certain market conditions. ILIAC has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of ILIAC quarterly or as warranted by market conditions.

  3. The Target Allocations may be changed at any time by ILIAC. For ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, over time, the allocations within the Target Allocations will change at specific intervals to some predefined new Target Allocation mix that is more conservative (I.E., has reduced allocations to equity securities). Each Portfolio is designed primarily for long-term investors in tax-advantaged accounts. With the exception of ING Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date ("Target Date") as follows: 2045, 2035, 2025 and 2015. For example, investors looking to retire in or near the year 2045 would likely choose the ING Solution 2045 Portfolio and the mix of this Portfolio would migrate toward that of the ING Solution 2035 Portfolio in 10 years time, the ING Solution 2025 Portfolio in 20 years time, the ING Solution 2015 Portfolio in 30 years time and finally combine with the ING Solution Income Portfolio after 40 years or about 2045. The ING Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon. In summary, for ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, the mix of investments in the Target Allocations will change over time and are expected to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

  The Investment Committee of ILIAC will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for each Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

  A Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

                     DESCRIPTION OF THE SOLUTION PORTFOLIOS

- SOLUTION PORTFOLIOS AT A GLANCE

  The following table summarizes the investment objective, target asset mix, target sub-asset class mix, and main risks of each Portfolio, and it is intended to help you make comparisons among the Solution Portfolios. As with all mutual funds, there can be no assurance that the Solution Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, principal investment strategies and risks, which begin on page 4.

                          ING SOLUTION          ING SOLUTION          ING SOLUTION          ING SOLUTION          ING SOLUTION
                        INCOME PORTFOLIO       2015 PORTFOLIO        2025 PORTFOLIO        2035 PORTFOLIO        2045 PORTFOLIO
                      --------------------  --------------------  --------------------  --------------------  --------------------
INVESTMENT ADVISER    ING Life Insurance    ING Life Insurance    ING Life Insurance    ING Life Insurance    ING Life Insurance
                      and Annuity Company   and Annuity Company   and Annuity Company   and Annuity Company   and Annuity Company

INVESTMENT PROFILE    You are within 5      You plan to retire    You plan to retire    You plan to retire    You plan to retire
                      years of your         or reach your         or reach your         or reach your         or reach your
                      retirement years or   financial goal        financial goal        financial goal        financial goal
                      your financial goal   target date between   target date between   target date between   target date between
                      target date.          2011 and 2020.        2021 and 2030.        2031 and 2040.        2041 and 2050.

     SHORTER INVESTMENT HORIZON < --------------------------------------------------------------- > LONGER INVESTMENT HORIZON

INVESTMENT OBJECTIVE  A combination of      Until the day prior   Until the day prior   Until the day prior   Until the day prior
                      total return and      to its Target Date,   to its Target Date,   to its Target Date,   to its Target Date,
                      stability of          the Portfolio will    the Portfolio will    the Portfolio will    the Portfolio will
                      principal consistent  seek to provide       seek to provide       seek to provide       seek to provide
                      with an asset         total return          total return          total return          total return
                      allocation targeted   consistent with an    consistent with an    consistent with an    consistent with an
                      to retirement.        asset allocation      asset allocation      asset allocation      asset allocation
                                            targeted at           targeted at           targeted at           targeted at
                                            retirement in         retirement in         retirement in         retirement in
                                            approximately 2015.   approximately 2025.   approximately 2035.   approximately 2045.
                                            On the Target Date,   On the Target Date,   On the Target Date,   On the Target Date,
                                            the investment        the investment        the investment        the investment
                                            objective will be to  objective will be to  objective will be to  objective will be to
                                            seek to provide a     seek to provide a     seek to provide a     seek to provide a
                                            combination of total  combination of total  combination of total  combination of total return and stability  return and stability  return and stability  return and stability
                                            of principal          of principal          of principal          of principal
                                            consistent with an    consistent with an    consistent with an    consistent with an
                                            asset allocation      asset allocation      asset allocation      asset allocation
                                            targeted to           targeted to           targeted to           targeted to
                                            retirement.           retirement.           retirement.           retirement.

TARGET ASSET MIX      A combination of      A combination of      A combination of      A combination of      A combination of
(AS OF APRIL 28,      Underlying Funds      Underlying Funds      Underlying Funds      Underlying Funds      Underlying Funds
2006)                 according to a fixed  according to a fixed  according to a fixed  according to a fixed  according to a fixed
                      formula that over     formula that over     formula that over     formula that over     formula that over
                      time should reflect   time should reflect   time should reflect   time should reflect   time should reflect
                      an allocation of      an allocation of      an allocation of      an allocation of      an allocation of
                      approximately 20% in  approximately 45% in  approximately 65% in  approximately 80% in  approximately 90% in
                      equity securities     equity securities     equity securities     equity securities     equity securities
                      and 80% in            and 55% in            and 35% in            and 20% in            and 10% in
                      fixed-income          fixed-income          fixed-income          fixed-income          fixed-income
                      securities and cash   securities and cash   securities and cash   securities and cash   securities and cash
                      equivalents           equivalents           equivalents           equivalents           equivalents


                          ING SOLUTION          ING SOLUTION          ING SOLUTION          ING SOLUTION          ING SOLUTION
                        INCOME PORTFOLIO       2015 PORTFOLIO        2025 PORTFOLIO        2035 PORTFOLIO        2045 PORTFOLIO
                      --------------------  --------------------  --------------------  --------------------  --------------------
TARGET SUB-ASSET      U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap
CLASS MIX (AS OF       Blend            17%  Blend            15%  Blend            10%  Blend            10%  Blend            10%
APRIL 28, 2006)(1)    U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap
                       Growth            0%  Growth           12%  Growth           19%  Growth           24%  Growth           27%
                      U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap
                       Value             0%  Value             5%  Value            12%  Value            16%  Value            18%
                      U.S. Mid Cap       0% U.S. Mid Cap       0% U.S. Mid Cap       3% U.S. Mid Cap       4% U.S. Mid Cap       5%
                      U.S. Small Cap     0% U.S. Small Cap     0% U.S. Small Cap     6% U.S. Small Cap     8% U.S. Small Cap    10%
                      Non-U.S./             Non-U.S./             Non-U.S./             Non-U.S./             Non-U.S./
                       International     3%  International     8%  International    10% International     13%  International    15%
                      Real Estate        0% Real Estate        5% Real Estate        5% Real Estate        5% Real Estate        5%
                      Intermediate-Term     Intermediate-Term     Intermediate-Term     Intermediate-Term     Intermediate-Term
                       Bond             45%  Bond             30%  Bond             20% Bond              20%  Bond             10%
                      High Yield Bond   10% High Yield Bond   10% High Yield Bond    5% High Yield Bond    0% High Yield Bond    0%
                      Short-Term Bond   25% Short-Term Bond   15% Short-Term Bond   10% Short-Term Bond    0% Short-Term Bond    0%

          LOWER RISK        < ------------------------------------------------------------------------- >     HIGHER RISK

MAIN RISKS            Asset allocation      Asset allocation      Asset allocation      Asset allocation      Asset allocation
THE SOLUTION          risk, credit risk,    risk, credit risk,    risk, credit risk,    risk, credit risk,    risk, credit risk,
PORTFOLIOS ARE        equity securities     equity securities     equity securities     equity securities     equity securities
EXPOSED TO THE SAME   risk, foreign         risk, foreign         risk, foreign         risk, foreign         risk, foreign
RISKS AS THE          investment risk,      investment risk,      investment risk,      investment risk,      investment risk,
UNDERLYING FUNDS IN   high-yield, lower     high-yield, lower     high-yield, lower     interest rate risk,   interest rate risk,
DIRECT PROPORTION TO  grade debt            grade debt            grade debt            market and company    market and company
THE ALLOCATION OF     securities risk,      securities risk,      securities risk,      risk, other           risk, other
ASSETS AMONG          interest rate risk,   interest rate risk,   interest rate risk,   investment companies  investment companies
UNDERLYING FUNDS. AN  market and company    market and company    market and company    risk, prepayment or   risk, prepayment or
INVESTOR MAY LOSE     risk, other           risk, other           risk, other           call risk, real       call risk, real
MONEY IN EACH         investment companies  investment companies  investment companies  estate risk and       estate risk and
PORTFOLIO.            risk and prepayment   risk, prepayment or   risk, prepayment or   small-capitalization  small-capitalization
                      or call risk          call risk and real    call risk, real       company risk          company risk
                                            estate risk           estate risk and
                                                                  small-capitalization
                                                                  company risk



(1) Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

                          ING SOLUTION INCOME PORTFOLIO

- INVESTMENT OBJECTIVE

  Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire soon or are already retired.


  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                U.S. Large-Capitalization Stocks--Blend      17%
                U.S. Large-Capitalization Stocks--Growth      0%
                U.S. Large-Capitalization Stocks--Value       0%
                U.S. Mid-Capitalization Stocks                0%
                U.S. Small-Capitalization Stocks              0%
                Non-U.S./International Stocks                 3%
                Real Estate Stocks                            0%
                Intermediate-Term Bonds                      45%
                High Yield Bonds                             10%
                Short-Term Bonds                             25%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 14, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 15 and "More Information on Risks" on page 30 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2015 PORTFOLIO

- INVESTMENT OBJECTIVE

  Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2015.


  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


              U.S. Large-Capitalization Stocks--Blend/Core     15%
              U.S. Large-Capitalization Stocks--Growth         12%
              U.S. Large-Capitalization Stocks--Value           5%
              U.S. Mid-Capitalization Stocks                    0%
              U.S. Small-Capitalization Stocks                  0%
              Non-U.S./International Stocks                     8%
              Real Estate Stocks                                5%
              Intermediate-Term Bonds                          30%
              High Yield Bonds                                 10%
              Short-Term Bonds                                 15%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 14, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 15 and "More Information on Risks" on page 30 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2025 PORTFOLIO

- INVESTMENT OBJECTIVE

  Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2025.


  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


               U.S. Large-Capitalization Stocks--Blend/Core   10%
               U.S. Large-Capitalization Stocks--Growth       19%
               U.S. Large-Capitalization Stocks--Value        12%
               U.S. Mid-Capitalization Stocks                  3%
               U.S. Small-Capitalization Stocks                6%
               Non-U.S./International Stocks                  10%
               Real Estate Stocks                              5%
               Intermediate-Term Bonds                        20%
               High Yield Bonds                                5%
               Short-Term Bonds                               10%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 14, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 15 and "More Information on Risks" on page 30 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2035 PORTFOLIO

- INVESTMENT OBJECTIVE

  Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2035.

  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


               U.S. Large-Capitalization Stocks--Blend/Core   10%
               U.S. Large-Capitalization Stocks--Growth       24%
               U.S. Large-Capitalization Stocks--Value        16%
               U.S. Mid-Capitalization Stocks                  4%
               U.S. Small-Capitalization Stocks                8%
               Non-U.S./International Stocks                  13%
               Real Estate Stocks                              5%
               Intermediate-Term Bonds                        20%
               High Yield Bonds                                0%
               Short-Term Bonds                                0%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 14, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 15 and "More Information on Risks" on page 30 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2045 PORTFOLIO

- INVESTMENT OBJECTIVE

  Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2045.

  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


               U.S. Large-Capitalization Stocks--Blend/Core   10%
               U.S. Large-Capitalization Stocks--Growth       27%
               U.S. Large-Capitalization Stocks--Value        18%
               U.S. Mid-Capitalization Stocks                  5%
               U.S. Small-Capitalization Stocks               10%
               Non-U.S./International Stocks                  15%
               Real Estate Stocks                              5%
               Intermediate-Term Bonds                        10%
               High Yield Bonds                                0%
               Short-Term Bonds                                0%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 14, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 15 and "More Information on Risks" on page 30 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           PORTFOLIO FEES AND EXPENSES

The tables that follow show the fees and expenses you pay if you buy and hold shares of a Portfolio. "Direct Annual Portfolio Operating Expenses" shows the net operating expenses paid directly by each Portfolio. "Indirect Annual Operating Expenses" shows the net operating expenses of each Underlying Fund. Shareholders of a Portfolio will indirectly bear the expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the expenses paid by a Portfolio may vary from year to year.

Your Variable Contract is a contract between you and the issuing life insurance company. The Company and the Solution Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The fees and expenses of the Solution Portfolios are not fixed or specified under the terms of your Variable Contract. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not Applicable.

                                 S CLASS SHARES
                   DIRECT ANNUAL PORTFOLIO OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                OTHER EXPENSES(1)                                         TOTAL NET
                                                           ---------------------------     TOTAL          WAIVERS,         ANNUAL
                               MANAGEMENT   DISTRIBUTION      ADMIN.      SHAREHOLDER    OPERATING     REIMBURSEMENTS     OPERATING
PORTFOLIO                         FEES      (12b-1) FEES   SERVICES FEE   SERVICES FEE   EXPENSES    AND RECOUPMENTS(2)   EXPENSES
---------                      ----------   ------------   ------------   ------------   ---------   ------------------   ---------
ING Solution Income              0.10%           -            0.02%           0.25%        0.37%              -             0.37%
ING Solution 2015                0.10%           -            0.02%           0.25%        0.37%              -             0.37%
ING Solution 2025                0.10%           -            0.02%           0.25%        0.37%              -             0.37%
ING Solution 2035                0.10%           -            0.02%           0.25%        0.37%              -             0.37%
ING Solution 2045                0.10%           -            0.02%           0.25%        0.37%              -             0.37%


----------

(1) This table shows the estimated operating expenses for S Class shares of each Portfolio as a ratio of expenses to average daily net assets. Because the Solution Portfolio's had not commenced operations as of December 31, 2005, "Other Expenses" are estimated for the current fiscal year.
(2) ILIAC, the adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limitation agreement will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.


                                ADV CLASS SHARES
                   DIRECT ANNUAL PORTFOLIO OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                 OTHER EXPENSES(1)                                        TOTAL NET
                                                           ---------------------------     TOTAL          WAIVERS,         ANNUAL
                               MANAGEMENT   DISTRIBUTION      ADMIN.      SHAREHOLDER    OPERATING     REIMBURSEMENTS     OPERATING
PORTFOLIO                         FEES      (12b-1) FEES   SERVICES FEE   SERVICES FEE   EXPENSES    AND RECOUPMENTS(2)   EXPENSES
---------                      ----------   ------------   ------------   ------------   ---------   ------------------   ---------
ING Solution Income              0.10%          0.25%         0.02%           0.25%        0.62%              -             0.62%
ING Solution 2015                0.10%          0.25%         0.02%           0.25%        0.62%              -             0.62%
ING Solution 2025                0.10%          0.25%         0.02%           0.25%        0.62%              -             0.62%
ING Solution 2035                0.10%          0.25%         0.02%           0.25%        0.62%              -             0.62%
ING Solution 2045                0.10%          0.25%         0.02%           0.25%        0.62%              -             0.62%


----------

(1) This table shows the estimated operating expenses for ADV Class shares of each Portfolio as a ratio of expenses to average daily net assets. Because the Solution Portfolio's had not commenced operations as of December 31, 2005, "Other Expenses" are estimated for the current fiscal year.
(2) ILIAC, the adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limitation agreement will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.

                       INDIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


In addition to the expenses of each Portfolio discussed above, shareholders in each Portfolio will indirectly bear the proportionate expenses in an amount equal to the expenses of the Class I shares of the Underlying Funds. Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2005.



                                                               TOTAL ANNUAL
                                                                OPERATING     FEE WAIVER BY   NET OPERATING
UNDERLYING FUNDS                                                 EXPENSES        ADVISER        EXPENSES
----------------                                               ------------   -------------   -------------
ING AllianceBernstein Mid Cap Growth Portfolio                    0.78%              -            0.78%
ING American Century Large Company Value Portfolio                1.00%              -            1.00%
ING American Century Select Portfolio                             0.66%              -            0.66%
ING American Century Small-Mid Cap Value Portfolio                1.25%              -            1.25%
ING Baron Asset Portfolio(1)                                      1.16%          (0.11)%          1.05%
ING Baron Small Cap Growth Portfolio                              1.25%          (0.05)%          1.20%
ING Capital Guardian Small/Mid Cap Portfolio                      0.66%              -            0.66%
ING Capital Guardian U.S. Equities Portfolio                      0.75%              -            0.75%
ING Columbia Small Cap Value II Portfolio(2)                      0.95%              -            0.95%
ING Davis Venture Value Portfolio                                 0.90%              -            0.90%
ING Disciplined Small Cap Value Portfolio(2)                      0.75%              -            0.75%
ING Eagle Asset Capital Appreciation Portfolio                    0.66%              -            0.66%
ING Evergreen Omega Portfolio                                     0.60%              -            0.60%
ING FMR(SM) Diversified Mid Cap Portfolio(2)                      0.66%              -            0.66%
ING FMR(SM) Earnings Growth Portfolio(1)                           0.73%          (0.05)%          0.68%
ING Fundamental Research Portfolio                                0.80%              -            0.80%
ING Global Real Estate Portfolio(1)                               1.01%          (0.01)%          1.00%
ING Goldman Sachs(R) Capital Growth Portfolio                     1.05%              -            1.05%
ING Goldman Sachs(R) Structured Equity Portfolio                  0.90%              -            0.90%
ING Janus Contrarian Portfolio                                    0.80%              -            0.80%
ING JPMorgan International Portfolio                              1.00%              -            1.00%
ING JPMorgan Mid Cap Value Portfolio                              1.00%              -            1.00%
ING JPMorgan Small Cap Equity Portfolio                           0.89%          (0.02)%          0.87%
ING JPMorgan Value Opportunities Portfolio(1)                     0.53%              -            0.53%
ING Julius Baer Foreign Portfolio                                 0.92%              -            0.92%
ING Legg Mason Partners Aggressive Growth Portfolio               0.81%              -            0.81%
ING Legg Mason Partners All Cap Portfolio                         0.75%              -            0.75%
ING Legg Mason Partners Large Cap Growth Portfolio                0.84%              -            0.84%
ING Legg Mason Value Portfolio                                    0.79%              -            0.79%
ING Limited Maturity Bond Portfolio                               0.29%              -            0.29%
ING Lord Abbett Affiliated Portfolio                              0.75%              -            0.75%
ING Lord Abbett U.S. Government Securities Portfolio(1)           0.71%              -            0.71%
ING Marisco Growth Portfolio                                      0.76%              -            0.76%
ING Marisco International Opportunities Portfolio(1)              0.77%          (0.09)%          0.68%
ING Mercury Large Cap Growth Portfolio(1)                         0.81%          (0.05)%          0.76%

                                                               TOTAL ANNUAL   FEE WAIVER/
                                                                OPERATING     RECOUPMENT    NET OPERATING
UNDERLYING FUNDS                                                 EXPENSES     BY ADVISER       EXPENSES
----------------                                               ------------   -----------   -------------
ING Mercury Large Cap Value Portfolio                              0.82%        (0.04)%         0.78%
ING MFS Capital Opportunities Portfolio                            0.90%            -           0.90%
ING MFS Mid Cap Growth Portfolio                                   0.64%        (0.01)%         0.63%
ING Neuberger Berman Partners Portfolio(1)                         0.82%        (0.15)%         0.67%
ING Neuberger Berman Regency Portfolio(1)                          0.97%        (0.09)%         0.88%
ING Oppenheimer Main Street Portfolio(R)                           0.64%            -           0.64%
ING Oppenheimer Strategic Income Portfolio                         0.54%            -           0.54%
ING PIMCO High Yield Portfolio                                     0.50%            -           0.50%
ING PIMCO Total Return Portfolio                                   0.85%            -           0.85%
ING Pioneer Fund Portfolio(1)                                      0.75%        (0.04)%         0.71%
ING Pioneer High Yield Portfolio(1)                                0.81%        (0.06)%         0.75%
ING Pioneer Mid Cap Value Portfolio(1)                             0.65%            -           0.65%
ING Templeton Foreign Equity Portfolio(1)                          1.03%        (0.05)%         0.98%
ING T. Rowe Diversified Mid Cap Growth Portfolio                   0.66%            -           0.66%
ING T. Rowe Price Equity Income Portfolio                          0.65%            -           0.65%
ING T. Rowe Price Growth Equity Portfolio                          0.75%            -           0.75%
ING UBS U.S. Large Cap Equity Portfolio                            0.85%            -           0.85%
ING UBS U.S. Small Cap Growth Portfolio(2)                         1.11%        (0.11)%         1.00%
ING Van Kampen Comstock Portfolio                                  0.83%            -           0.83%
ING Van Kampen Equity Growth Portfolio                             0.68%        (0.02)%         0.66%
ING Van Kampen Real Estate Portfolio                               0.65%            -           0.65%
ING VP Growth and Income Portfolio                                 0.59%            -           0.59%
ING VP Growth Portfolio                                            0.69%            -           0.69%
ING VP High Yield Bond Portfolio                                   0.83%        (0.12)%         0.71%
ING VP Index Plus International Equity Portfolio(1)                0.79%        (0.24)%         0.55%
ING VP Index Plus LargeCap Portfolio                               0.45%            -           0.45%
ING VP Index Plus MidCap Portfolio                                 0.49%            -           0.49%
ING VP Index Plus SmallCap Portfolio                               0.49%            -           0.49%
ING VP Intermediate Bond Portfolio                                 0.49%            -           0.49%
ING VP International Equity Portfolio                              1.00%         0.14%          1.14%
ING VP International Value Portfolio                               1.22%        (0.22)%         1.00%
ING VP LargeCap Growth Portfolio                                   1.53%        (0.68)%         0.85%
ING VP MidCap Opportunities Portfolio                              0.97%        (0.07)%         0.90%
ING VP Money Market Portfolio                                      0.35%            -           0.35%
ING VP Real Estate Portfolio                                       0.96%         0.08%          1.04%
ING VP Small Company Portfolio                                     0.85%            -           0.85%
ING VP SmallCap Opportunities Portfolio                            0.96%        (0.06)%         0.90%
ING VP Value Opportunity Portfolio                                 0.70%            -           0.70%
ING Wells Fargo Mid Cap Disciplined Portfolio                      0.66%            -           0.66%
ING Wells Fargo Small Cap Disciplined Portfolio(1)                 0.98%        (0.11)%         0.87%


----------

(1) Because the Underlying Fund did not have a full calendar year of operations as of December 31, 2005, the expenses are estimated for the current fiscal year.
(2) Because the Underlying Fund had not commenced operations as of the date of this Prospectus, the expenses are estimated for the current fiscal year.

                                 S CLASS SHARES
                               NET EXPENSE RATIOS
               (INCLUDING DIRECT AND INDIRECT OPERATING EXPENSES)

The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:


                                                  TOTAL                         NET
                                                OPERATING    WAIVERS AND     OPERATING
PORTFOLIO                                       EXPENSES    REIMBURSEMENTS   EXPENSES
---------                                       ---------   --------------   ---------
ING Solution Income                               0.87%        (0.01)%         0.86%
ING Solution 2015                                 0.96%        (0.01)%         0.95%
ING Solution 2025                                 1.06%        (0.02)%         1.04%
ING Solution 2035                                 1.11%        (0.02)%         1.09%
ING Solution 2045                                 1.14%        (0.02)%         1.12%



These expense ratios are estimates based on the Target Allocations among the Underlying Funds based upon information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2005. The actual expense ratios may vary based upon the expense ratio of, and the underlying allocation to, the Underlying Funds.


EXAMPLE


The Example is intended to help you compare the cost of investing in S Class shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the S Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the S Class' direct and indirect operating expenses remain the same. The Example does not reflect expenses of a Variable Contract that may use the Solution Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.



PORTFOLIO                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                                       ------   -------   -------   --------
ING Solution Income                             $   88   $   278   $   481   $  1,072
ING Solution 2015(1)                            $   97   $   305   $   530   $  1,177
ING Solution 2025(1)                            $  106   $   335   $   583   $  1,292
ING Solution 2035(1)                            $  111   $   351   $   610   $  1,350
ING Solution 2045(1)                            $  114   $   360   $   626   $  1,384


----------

(1) The Example numbers reflect any expense limitations of the Underlying Funds for the one-year period and the first year of the three-year, five-year and ten-year periods.


                                ADV CLASS SHARES
                               NET EXPENSE RATIOS
               (INCLUDING DIRECT AND INDIRECT OPERATING EXPENSES)

The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:


                                                  TOTAL                         NET
                                                OPERATING    WAIVERS AND     OPERATING
PORTFOLIO                                       EXPENSES    REIMBURSEMENTS   EXPENSES
---------                                       ---------   --------------   ---------
ING Solution Income                               1.12%         (0.01)%        1.11%
ING Solution 2015                                 1.21%         (0.01)%        1.20%
ING Solution 2025                                 1.31%         (0.02)%        1.29%
ING Solution 2035                                 1.36%         (0.02)%        1.34%
ING Solution 2045                                 1.39%         (0.02)%        1.37%



These expense ratios are estimates based on the Target Allocations among the Underlying Funds based upon information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2005. The actual expense ratios may vary based upon the expense ratio of, and the underlying allocation to, the Underlying Funds.

EXAMPLE


The Example is intended to help you compare the cost of investing in ADV Class shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ADV Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the ADV Class' operating expenses remain the same. The Example does not reflect expenses of a Variable Contract that may use the Solution Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.



PORTFOLIO                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                                       ------   -------   -------   --------
ING Solution Income                             $  113   $   355   $   616   $  1,362
ING Solution 2015(1)                            $  122   $   383   $   664   $  1,465
ING Solution 2025(1)                            $  131   $   413   $   716   $  1,577
ING Solution 2035(1)                            $  136   $   429   $   743   $  1,633
ING Solution 2045(1)                            $  139   $   438   $   759   $  1,667


----------

(1) The Example numbers reflect any expense limitations of the Underlying Funds for the one-year period and the first year of the three-year, five-year and ten-year periods.

                    MORE INFORMATION ON INVESTMENT STRATEGIES

- MORE ON THE ASSET ALLOCATION PROCESS


  As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ILIAC determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.


  Periodically, based upon a variety of quantitative and qualitative factors, ILIAC uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

  The factors considered may include the following:

  (i)   the investment objective of each Portfolio and each of the Underlying
        Funds;

  (ii)  economic and market forecasts;

  (iii) proprietary and third-party reports and analyses;

  (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

  (v)   the correlation and covariance among Underlying Funds.

  As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. ILIAC will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Solution Portfolios and the Underlying Funds.

  ILIAC intends to rebalance the Portfolios on a quarterly basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored, but rebalancing will generally not take place more frequently than quarterly. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, ILIAC may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, ILIAC will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If ILIAC believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

- INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS


  Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Solution Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Solution Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks" on page 30 of this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.


  You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                          RISKS OF THE UNDERLYING FUNDS


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING                   Long-term total       Invests at least 80% of assets  Convertible securities risk,
Directed Services,    AllianceBernstein     return.               in mid-capitalization           derivatives risk, foreign
Inc.                  Mid Cap Growth                              companies (defined as           investment risk, growth stock
                      Portfolio                                   companies that have a market    risk, manager risk, market and
SUB-ADVISER:                                                      capitalization within the       company risk, market
Alliance Capital                                                  range of companies in the       capitalization risk,
Management L.P.                                                   Russell Midcap(R) Growth        mid-capitalization company
                                                                  Index). May also invest in      risk, portfolio turnover risk,
                                                                  convertibles, investment grade  securities lending risk and
                                                                  instruments, U.S. government    U.S. government securities
                                                                  securities and high quality,    risk.
                                                                  short-term obligations
                                                                  (including repurchase
                                                                  agreements, bankers'
                                                                  acceptances and domestic
                                                                  certificates of deposit) and
                                                                  foreign securities. May write
                                                                  exchange-traded covered call
                                                                  options on up to 25% of
                                                                  assets, may make secured loans
                                                                  on up to 25% of assets, may
                                                                  enter into repurchase
                                                                  agreements on up to 10% of
                                                                  assets and may enter into
                                                                  futures contracts on
                                                                  securities indices and options
                                                                  on such futures contracts.

INVESTMENT ADVISER:   ING American Century  Long-term capital     Invests at least 80% of assets  Convertible securities risk,
ING Life Insurance    Large Company Value   growth Income is a    in equity securities of         currency risk, debt securities
and Annuity Company   Portfolio             secondary objective.  large-capitalization companies  risk, derivatives risk,
                                                                  (those with market              foreign investment risk,
SUB-ADVISER:                                                      capitalizations similar to      market and company risk,
American Century                                                  companies in the Russell        undervalued securities risk
Investment                                                        1000(R) Index). Equity          and value investing risk.
Management, Inc.                                                  securities include common and
                                                                  preferred stock and
                                                                  equity-equivalent securities,
                                                                  such as debt securities and
                                                                  preferred stock convertible
                                                                  into common stock and stock
                                                                  index futures contracts. May
                                                                  also invest in derivatives,
                                                                  foreign securities, debt
                                                                  securities of companies, debt
                                                                  obligations of governments and
                                                                  their agencies on other
                                                                  similar securities.

INVESTMENT ADVISER:   ING American Century  Long-term capital     Invests in stocks of companies  Convertible securities risk,
ING Life Insurance    Select Portfolio      growth.               the Sub-Adviser believes will   currency risk, debt securities
and Annuity Company                                               increase in value over time.    risk, derivatives risk, equity
                                                                  Generally invests in larger     securities risk, foreign
SUB-ADVISER:                                                      companies, although it may      investment risk, growth
American Century                                                  invest in companies of any      investing risk, market and
Investment                                                        size. May invest in foreign     company risk and portfolio
Management, Inc.                                                  companies located and doing     turnover risk.
                                                                  business in foreign countries.
                                                                  May invest a portion of its
                                                                  assets in debt securities,
                                                                  preferred stock and equity
                                                                  equivalent securities, such as
                                                                  convertible securities, stock
                                                                  futures contracts or stock
                                                                  index future contracts.

INVESTMENT ADVISER:   ING American Century  Long-term capital     At least 80% of assets in U.S.  Convertible securities risk,
ING Life Insurance    Small-Mid Cap Value   growth, income is a   equity securities of small-mid  currency risk, debt securities
and Annuity Company   Portfolio             secondary objective.  capitalization companies.       risk, derivatives risk, equity
                                                                  Small-mid capitalization        securities risk, foreign
SUB-ADVISER:                                                      companies include those with a  investment risk, market and
American Century                                                  market capitalization at the    company risk,
Investment                                                        time of purchase within the     mid-capitalization company
Management, Inc.                                                  range of the Russell 2800       risk, portfolio turnover risk,
                                                                  Index. May invest in            small-capitalization company
                                                                  derivatives, foreign            risk, undervalued securities
                                                                  securities, debt securities of  risk and value investing risk.
                                                                  companies, debt obligations of
                                                                  governments and other similar
                                                                  securities. Equity securities
                                                                  include common and preferred
                                                                  stock and equity-equivalent
                                                                  securities, such as debt
                                                                  securities and preferred stock
                                                                  convertible into common stock
                                                                  and stock index futures
                                                                  contracts.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Baron Asset       Capital               Invests primarily in common     Convertible securities risk,
ING Life Insurance    Portfolio             appreciation.         stocks of small- and mid-sized  debt securities risk,
and Annuity Company                                               companies (those that have a    depositary receipt risk,
                                                                  market capitalization of less   derivatives risk, equity
SUB-ADVISER:                                                      than $8 billion). May invest    securities risk, foreign
BAMCO, Inc.                                                       in equity-type securities, in   investment risk, high yield,
                                                                  addition to common stocks,      lower-grade debt securities
                                                                  such as convertible bonds and   risk, large positions risk,
                                                                  debentures, preferred stocks,   liquidity risk, market and
                                                                  warrants and convertible        company risk,
                                                                  preferred stocks. May also      mid-capitalization company
                                                                  invest in debt securities,      risk, securities lending risk,
                                                                  including notes, bonds,         small-capitalization company
                                                                  debentures and money market     risk and value investing risk.
                                                                  instruments. Debt securities
                                                                  may be rated or unrated, and
                                                                  may include
                                                                  below-investment-grade
                                                                  securities or "junk bonds" or
                                                                  unrated securities of
                                                                  equivalent credit quality. May
                                                                  invest up to 10% of its net
                                                                  assets in illiquid securities.
                                                                  May invest, without limit, in
                                                                  American Depositary Receipts,
                                                                  and up to 10% of its assets in
                                                                  Global Depositary Receipts and
                                                                  European Depositary Receipts.
                                                                  The Portfolio may also engage
                                                                  in derivatives transactions.

INVESTMENT ADVISER:   ING Baron Small Cap   Capital               Invests at least 80% of assets  Credit risk, equity securities
ING Life Insurance    Growth Portfolio      appreciation.         in securities of smaller        risk, growth investing risk,
and Annuity Company                                               companies with market values    large positions risk, market
                                                                  under $2.5 billion.             and company risk and
SUB-ADVISER:                                                                                      small-capitalization company
BAMCO, Inc.                                                                                       risk.

INVESTMENT ADVISER:   ING Capital Guardian  Long-term capital     Invests at least 80% of assets  Convertible securities risk,
Directed Services,    Small/Mid Cap         appreciation.         in equity securities of small-  depository receipt risk,
Inc.                  Portfolio                                   and mid-capitalization          equity securities risk,
                                                                  companies, defined to include   foreign investment risk,
SUB-ADVISER:                                                      companies with capitalizations  growth investing risk, manager
Capital Guardian                                                  within the range of companies   risk, market and company risk,
Trust Company                                                     included in the Russell 2800    market capitalization risk,
                                                                  Index. Equity investments       mid-capitalization company
                                                                  include common and preferred    risk, over-the-counter
                                                                  stocks or convertible           investment risk, securities
                                                                  securities. May hold ADRs,      lending risk,
                                                                  EDRs and GDRs. May invest in    small-capitalization company
                                                                  money market instruments and    risk and value investing risk.
                                                                  repurchase agreements.

INVESTMENT ADVISER:   ING Capital Guardian  Long-term growth of   Invest at least 80% of assets   Convertible securities risk,
Directed Services,    U.S. Equities         capital and income.   in equity and equity-related    debt securities risk,
Inc.                  Portfolio                                   securities (including common    depository receipt risk,
                                                                  and preferred stock and         equity securities risk,
SUB-ADVISER:                                                      convertible securities such as  foreign investment risk,
Capital Guardian                                                  warrants and rights) of         growth investing risk, manager
Trust Company                                                     issuers located in the U.S.     risk, market and company risk,
                                                                  with greater consideration      market capitalization risk,
                                                                  given to potential              securities lending risk and
                                                                  appreciation and future         value investing risk.
                                                                  dividends than to current
                                                                  income. May invest in ADRs,
                                                                  EDRs and GDRs, debt securities
                                                                  and cash equivalents.

INVESTMENT ADVISER:   ING Columbia Small    Long-term growth of   Invests at least 80% of its     Depositary receipt risk,
ING Life Insurance    Cap Value II          capital.              assets in equity securities of  equity securities risk,
and Annuity Company   Portfolio                                   U.S. companies whose market     foreign investment risk,
                                                                  capitalizations are within the  manager risk, market and
SUB-ADVISER:                                                      range of the companies within   company risk, other investment
Columbia Management                                               the Russell 2000(R) Value       companies risk, portfolio
Advisors, LLC                                                     Index and that are believed to  turnover risk, real estate
                                                                  have the potential for          investment risk, securities
                                                                  long-term growth. May also      lending risk,
                                                                  invest in real estate           small-capitalization company
                                                                  investments trusts ("REITs"),   risk and value investing risk.
                                                                  foreign equity securities,
                                                                  depositary receipts, and other
                                                                  investment companies,
                                                                  including exchange-traded
                                                                  funds. The management team
                                                                  uses a three-prong approach,
                                                                  combining fundamental and
                                                                  quantitative analysis with
                                                                  risk management to identify
                                                                  value opportunities and
                                                                  construct the portfolio.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Davis Venture     Long-term growth of   Under normal circumstances,     Diversification risk, equity
ING Life Insurance    Value Portfolio       capital.              the Portfolio invests the       securities risk, foreign
and Annuity Company                                               majority of its assets in       investment risk, headline
                                                                  equity securities issued by     risk, industry focus risk,
SUB-ADVISER:                                                      large companies with market     manager risk, market and
Davis Selected                                                    capitalizations of at least     company risk and
Advisers, L.P.                                                    $10 billion. The Portfolio has  mid-capitalization company
                                                                  the flexibility to invest a     risk.
                                                                  limited portion of its assets
                                                                  in companies of any size, to
                                                                  invest in companies whose
                                                                  shares may be subject to
                                                                  controversy, to invest in
                                                                  foreign securities, and to
                                                                  invest in non-equity
                                                                  securities. The Portfolio is
                                                                  not diversified, and may
                                                                  invest a significant portion
                                                                  of its assets in a single
                                                                  issuer.

INVESTMENT ADVISER:   ING Disciplined       Seeks to outperform   Invests at least 80% of its     Derivatives risk, equity
ING Investments, LLC  Small Cap Value       the total return      assets in securities of         securities risk, index
                      Portfolio             performance of the    small-capitalization companies  strategy risk, manager risk,
SUB-ADVISER:                                Russell 2000(R)       included in the Russell         securities lending risk,
ING Investment                              Value Index by        2000(R) Value Index. In         small-capitalization company
Management, Co.                             investing in common   managing the Portfolio, the     risk and value investing risk.
                                            stocks of small       Sub-Adviser attempts to
                                            companies whose       achieve the Portfolio's
                                            stock prices are      objective by overweighting
                                            believed to be        those stocks in the Russell
                                            undervalued.          2000(R) Value Index that the
                                                                  Sub-Adviser believes will
                                                                  outperform the index, and
                                                                  underweighting (or avoiding
                                                                  altogether) those stocks in
                                                                  the Russell 2000(R) Value
                                                                  Index that the Sub-Adviser
                                                                  believes will underperform the
                                                                  index. May also invest in
                                                                  derivative instruments.

INVESTMENT ADVISER:   ING Eagle Asset       Capital               Invests at least 80% of assets  Convertible securities risk,
Directed Services,    Capital Appreciation  appreciation.         in equity securities of         derivatives risk, equity
Inc.                  Portfolio             Dividend income is a  domestic and foreign issuers    securities risk, foreign
                                            secondary objective.  that meet quantitative          investment risk, manager risk,
SUB-ADVISER: Eagle                                                standards relating to           market and company risk,
Asset Management,                                                 financial soundness and high    market capitalization risk and
Inc.                                                              intrinsic value relative to     securities lending risk.
                                                                  price. Equity securities
                                                                  include common stocks,
                                                                  convertible securities,
                                                                  options on equities, and
                                                                  rights and warrants. May
                                                                  invest up to 25% of its total
                                                                  assets in foreign issuers and
                                                                  use derivatives. May write
                                                                  covered put and call options
                                                                  that expose up to 55% of
                                                                  assets and may enter into
                                                                  futures contracts and options
                                                                  thereon and currency hedging
                                                                  transactions.

INVESTMENT ADVISER:   ING Evergreen Omega   Long-term capital     Invests primarily in common     Convertible securities risk,
Directed Services,    Portfolio             growth.               stocks and securities           equity securities risk,
Inc.                                                              convertible into common stocks  foreign investment risk,
                                                                  of U.S. companies across all    growth investing risk,
SUB-ADVISER:                                                      market capitalizations. May     investment style risk, manager
Evergreen Investment                                              also invest up to 25% of        risk, market capitalization
Management Company,                                               assets in foreign securities.   risk, mid-capitalization
LLC                                                                                               company risk, portfolio
                                                                                                  turnover risk, price
                                                                                                  volatility risk and
                                                                                                  small-capitalization company
                                                                                                  risk.

INVESTMENT ADVISER:   ING FMR(SM)           Long-term growth of   Invests at least 80% of assets  Derivatives risk, emerging
Directed Services,    Diversified Mid Cap   capital.              in securities of companies      markets risk, equity
Inc.                  Portfolio                                   with medium market              securities risk, foreign
                                                                  capitalizations (defined as     investment risk, growth
SUB-ADVISER:                                                      those whose market              investing risk, manager risk,
Fidelity Management                                               capitalizations are similar to  market and company risk,
& Research Company                                                the market capitalization of    market capitalization risk,
                                                                  companies in the Russell        mid-capitalization company
                                                                  Midcap(R) Index or the S&P      risk, other investment
                                                                  MidCap 400 Index). May invest   companies risk, portfolio
                                                                  up to 25% of assets in foreign  turnover risk,
                                                                  securities, including emerging  small-capitalization company
                                                                  markets and may buy and sell    risk and value investing risk.
                                                                  future contracts and other
                                                                  investment companies.

INVESTMENT ADVISER:   ING FMR(SM) Earnings  Seeks growth of       Invests primarily in common     Derivatives risk, equity
Directed Services,    Growth Portfolio      capital over the      stocks in which the             securities risk, foreign
Inc.                                        long term.            Sub-Adviser believes have       investment risk, growth
                                                                  above-average growth            investing risk, manager risk,
SUB-ADVISER:                                                      potential. May invest in        market and company risk, other
Fidelity Management                                               securities of foreign issuers   investment companies risk and
& Research Company                                                and may use various techniques  portfolio turnover risk.
                                                                  such as buying and selling
                                                                  futures contracts and other
                                                                  investment companies,
                                                                  including exchange-traded
                                                                  funds.


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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Fundamental       Maximize total        The Portfolio invests at least  Convertible securities risk,
ING Life Insurance    Research Portfolio    return.               65% of its assets in common     derivatives risk, equity
and Annuity Company                                               stocks and securities           securities risk, foreign
                                                                  convertible into common stock.  investment risk, initial
SUB-ADVISER:                                                      May also invest in              public offerings risk, market
ING Investment                                                    exchange-traded funds, inital   and company risk, market
Management Co.                                                    public offerings and            trends risk,
                                                                  derivatives. Emphasizes stocks  mid-capitalization company
                                                                  of larger companies. May also   risk, other investment
                                                                  invest in mid-capitalization    companies risk and securities
                                                                  companies and may invest up to  lending risk.
                                                                  25% of assets in foreign
                                                                  securities.

INVESTMENT ADVISER:   ING Global Real       Total return.         Invests at least 80% of its     Diversification risk, foreign
ING Investments, LLC  Estate Portfolio                            assets in equity securities of  investment risk, inability to companies that are principally  sell securities risk, industry
SUB-ADVISER:                                                      engaged in the real estate      concentration risk, market
ING Clarion Real                                                  industry (deriving at least     trends risk, portfolio
Estate Securities                                                 50% of their total revenues or  turnover risk, price
L.P.                                                              earnings from owning,           volatility risk, real estate
                                                                  operating, developing and/or    investment trusts risk and
                                                                  managing real estate.) The      securities lending risk.
                                                                  portfolio will have
                                                                  investments located in a
                                                                  number of different countries
                                                                  located throughout the world,
                                                                  including the United States.
                                                                  Generally, invests in common
                                                                  stocks of large-, mid- and
                                                                  small-sized companies,
                                                                  including real estate
                                                                  investment trusts ("REITs").
                                                                  The Portfolio is
                                                                  non-diversified, and may
                                                                  invest a significant portion
                                                                  of its assets in a single
                                                                  issuer.

INVESTMENT ADVISER:   ING Goldman Sachs(R)  Long-term growth of   Invests at least 90% of assets  Credit risk, currency risk,
ING Life Insurance    Capital Growth        capital.              in equity investments. Invests  derivatives risk, equity
and Annuity Company   Portfolio                                   primarily in publicly-traded    securities risk, emerging
                                                                  U.S. companies, but may invest  growth risk, emerging markets
SUB-ADVISER:                                                      up to 10% of total assets in    risk, foreign investment risk,
Goldman Sachs Asset                                               foreign securities, including   growth investing risk,
Management, L.P.                                                  securities of issuers in        interest rate risk, liquidity
                                                                  emerging countries and          risk, manager risk and market
                                                                  securities rated in foreign     and company risk.
                                                                  currencies.

INVESTMENT ADVISER:   ING Goldman Sachs(R)  Long-term growth of   Invests at least 90% of assets  Credit risk, currency risk,
ING Life Insurance    Structured Equity     capital and dividend  in a diversified portfolio of   derivatives risk, equity
and Annuity Company   Portfolio             income.               equity investments in U.S.      securities risk, emerging
                                                                  issuers, including foreign      growth risk, foreign
SUB-ADVISER:                                                      companies that are traded in    investment risk, growth
Goldman Sachs Asset                                               the U.S.                        investing risk, interest rate
Management, L.P.                                                                                  risk, liquidity risk, manager
                                                                                                  risk, market and company risk
                                                                                                  and portfolio turnover risk.

INVESTMENT ADVISER:   ING Janus Contrarian  Capital               Invests at least 80% of net     Call risk, debt securities
Directed Services,    Portfolio             appreciation.         assets in equity securities     risk, derivatives risk,
Inc.                                                              with the potential for          diversification risk, equity
                                                                  long-term growth of capital.    securities risk, foreign
SUB-ADVISER:                                                      The Portfolio is                investment risk, high-yield,
Janus Capital                                                     non-diversified. May also       lower-grade debt securities
Management LLC                                                    invest in foreign equity and    risk, interest rate risk,
                                                                  debt securities, up to 20% in   liquidity risk, manager risk,
                                                                  high-yield debt securities      market and company risk,
                                                                  ("junk bonds"); derivatives;    market capitalization risk,
                                                                  securities purchased on a       maturity risk,
                                                                  when-issued, delayed delivery   mid-capitalization company
                                                                  or forward commitment basis;    risk, sector risk, securities
                                                                  illiquid securities (up to      lending risk,
                                                                  15%); and may invest more than  small-capitalization company
                                                                  25% of its assets in            risk, special situations risk
                                                                  securities of companies in one  and value investing.
                                                                  or more market sectors.

INVESTMENT ADVISER:   ING JPMorgan          Long-term growth of   Invests at least 65% of assets  Credit risk, currency risk,
ING Life Insurance    International         capital.              in equity securities of         debt securities risk, emerging
and Annuity Company   Portfolio                                   foreign companies that the      markets risk, equity
                                                                  Sub-Adviser believes have       securities risk, foreign
SUB-ADVISER:                                                      higher growth potential. Will   investment risk, geographic
J.P. Morgan Asset                                                 invest in a number of issuers   focus risk, high-yield,
Management (London)                                               in several countries other      lower-grade debt securities
Ltd.                                                              than the U.S. and will invest   risk, interest rate risk and
                                                                  in securities of both           market and company risk.
                                                                  developed and developing
                                                                  markets. May also invest in
                                                                  debt securities issued by
                                                                  foreign and U.S. companies,
                                                                  including non-investment grade
                                                                  debt securities.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING JPMorgan Mid Cap  Growth from capital   Invests at least 80% of assets  Convertible securities risk,
ING Life Insurance    Value Portfolio       appreciation.         in common stocks of companies   depositary receipt risk,
and Annuity Company                                               with market capitalizations     derivatives risk,
                                                                  between $1 billion and $20      diversification risk, equity
SUB-ADVISER:                                                      billion that the Sub-Adviser    securities risk, foreign
J.P. Morgan                                                       believes are undervalued.       investment risk, interest rate
Investment                                                        Normally invests in securities  risk, market and company risk,
Management Inc.                                                   that are traded on registered   mid-capitalization company
                                                                  exchanges or the                risk, over-the-counter
                                                                  over-the-counter market in the  investment risk and value
                                                                  U.S. May invest in other        investing risk.
                                                                  equity securities, including
                                                                  preferred stock, convertible
                                                                  securities, and foreign
                                                                  securities (including
                                                                  depositary receipts) and
                                                                  derivatives. The Portfolio is
                                                                  non-classified, and may invest
                                                                  a significant portion of its
                                                                  assets in a single issuer.

INVESTMENT ADVISER:   ING JPMorgan Small    Capital growth over   Invests at least 80% of assets  Convertible securities risk,
Directed Services,    Cap Equity Portfolio  the long term.        in equity securities of         depositary receipts risk,
Inc.                                                              small-capitalization companies  derivatives risk, foreign
                                                                  (defined as those with market   investment risk, growth
SUB-ADVISER:                                                      capitalization equal to those   investing risk, manager risk,
J.P. Morgan                                                       within a universe of Russell    market and company risk,
Investment                                                        2000(R) Index stocks). May      market capitalization risk,
Management Inc.                                                   also invest up to 20% in        mid-capitalization company
                                                                  foreign securities, including   risk, mortgage-related
                                                                  depositary receipts,            securities risk, real estate
                                                                  convertible securities,         investment trusts risk,
                                                                  high-quality money market       small-capitalization company
                                                                  instruments and repurchase      risk and value investing risk.
                                                                  agreements and may include
                                                                  real estate investment trusts
                                                                  and derivatives.

INVESTMENT ADVISER:   ING JPMorgan Value    Long-term capital     Invests at least 80% of it      Convertible securities risk,
Directed Services,    Opportunities         appreciation.         assets in equity securities of  depositary receipt risk,
Inc.                  Portfolio                                   mid- and large-capitalization   derivatives risk, equity
                                                                  companies (mid-capitalization   securities risk, interest rate
SUB-ADVISER:                                                      companies are those with        risk, investment style risk,
J.P. Morgan                                                       market capitalizations between  manager risk, market and
Investment                                                        $2 billion and $5 billion and   company risk, market
Management Inc.                                                   large-capitalization companies  capitalization risk,
                                                                  are those with market           mid-capitalization company
                                                                  capitalization over $5          risk, mortgage-related
                                                                  billion). Equity securities in  securities risk, other
                                                                  which the Portfolio may invest  investment companies risk,
                                                                  include common stocks,          price volatility risk and
                                                                  preferred stocks, convertible   value investing risk.
                                                                  securities, depositary
                                                                  receipts and warrants to buy
                                                                  common stocks. May invest in
                                                                  shares of investment
                                                                  companies. May invest in
                                                                  derivatives, mortgage-related
                                                                  securities issued by
                                                                  government entities and
                                                                  private issuers, and
                                                                  high-quality money market
                                                                  instruments and repurchase
                                                                  agreements.

INVESTMENT ADVISER:   ING Julius Baer       Long-term growth of   Invests at least 80% of assets  Call risk, convertible
Directed Services,    Foreign Portfolio     capital.              in equity securities tied       securities risk, debt
Inc.                                                              economically to countries       securities risk, depositary
                                                                  outside the U.S., including     receipts risk, derivatives
SUB-ADVISER:                                                      common and preferred stock,     risk, emerging markets risk,
Julius Baer                                                       American, European and Global   equity securities risk,
Investment                                                        depositary receipts,            foreign investment risk,
Management LLC                                                    convertible securities,         growth investing risk,
                                                                  rights, warrants, and other     high-yield, lower-grade debt
                                                                  investment companies,           securities risk, liquidity
                                                                  including exchange-traded       risk, market and company risk,
                                                                  funds. Normally has a bias      market capitalization risk,
                                                                  towards larger companies        mid-capitalization company
                                                                  (e.g., with market              risk, other investment
                                                                  capitalizations of $10 billion  companies risk, price
                                                                  or greater), but may also       volatility risk, securities
                                                                  invest in small- and mid-sized  lending risk,
                                                                  companies. May invest up to     small-capitalization company
                                                                  25% of assets in issuers in     risk and value investing risk.
                                                                  emerging markets and may
                                                                  invest in debt securities (up
                                                                  to 10% in non-investment grade
                                                                  bonds). May invest in
                                                                  derivatives. Will invest at
                                                                  least 65% in no fewer than
                                                                  three different countries
                                                                  located outside the U.S.

INVESTMENT ADVISER:   ING Legg Mason        Long-term growth of   Invests at least 80% of assets  Convertible securities risk,
ING Life Insurance    Partners Aggressive   capital.              in common stocks and related    currency risk, depositary
and Annuity Company   Growth Portfolio                            securities, such as preferred   receipt risk, emerging growth
                                                                  stock, convertible securities   risk, emerging markets risk,
SUB-ADVISER:                                                      and depositary receipts, of     equity securities risk,
Salomon Brothers                                                  emerging growth companies.      foreign investment risk,
Asset Management Inc                                              Investments may include         issuer concentration risk,
                                                                  securities listed on a          market and company risk,
                                                                  securities exchange or traded   mid-capitalization company
                                                                  in the over the counter         risk, over-the-counter
                                                                  markets. May invest in foreign  investment risk and
                                                                  securities; (including          small-capitalization company
                                                                  emerging market securities);    risk.
                                                                  and may have exposure to
                                                                  foreign currencies.


                                       19
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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Legg Mason        Capital appreciation  Invests primarily in common     Borrowing and leverage risk,
Directed Services,    Partners All Cap      through investment    stocks and common stock         call risk, convertible
Inc.                  Portfolio             in securities         equivalents, such as preferred  securities risk, debt
                                            believed to have      stocks and convertibles,        securities, depositary receipt
SUB-ADVISER:                                above-average         typically of large, well-known  risk, derivatives risk,
Salomon Brothers                            capital appreciation  companies, but may also invest  diversification risk, emerging
Asset Management Inc                        potential.            a significant portion of its    markets risk, equity
                                                                  assets in securities of small   securities risk, foreign
                                                                  to medium-sized companies. May  investment risk, growth
                                                                  invest in non-dividend paying   investing risk, investment
                                                                  common stocks and foreign       models riks, manager risk,
                                                                  securities including emerging   market and company risk,
                                                                  market issuers, ADRs, EDRs and  market capitalization risk,
                                                                  GDRs. May invest in cash        mid-capitalization company
                                                                  equivalents debt securities,    risk, restricted and illiquid
                                                                  illiquid securities and         securities risk, securities
                                                                  derivatives. May borrow up to   lending risk,
                                                                  15% of its assets. The          small-capitalization company
                                                                  Portfolio is non-diversified.   risk and value investing risk.

INVESTMENT ADVISER:   ING Legg Mason        Long-term capital     Invests at least 80% of assets  Convertible securities risk,
ING Life Insurance    Partners Large Cap    appreciation.         in equity securities of         credit risk, emerging markets
and Annuity Company   Growth Portfolio                            large-capitalization companies  risk, equity securities risk,
                                                                  and related investments.        foreign investment risk,
SUB-ADVISER:                                                      Large-capitalization companies  growth investing risk,
Salomon Brothers                                                  are defined as those with       interest rate risk, market and
Asset Management Inc                                              market capitalizations similar  company risk,
                                                                  to companies in the Russell     mid-capitalization company
                                                                  1000(R) Index. Equity           risk, over-the-counter
                                                                  securities include U.S.         investment risk, portfolio
                                                                  exchange-traded and             turnover risk and
                                                                  over-the-counter common         small-capitalization company
                                                                  stocks, debt securities         risk.
                                                                  convertible into equity
                                                                  securities, and warrants and
                                                                  rights relating to equity
                                                                  securities.

INVESTMENT ADVISER:   ING Legg Mason Value  Long-term growth of   Invests primarily in equity     Call risk, convertible
Directed Services,    Portfolio             capital.              securities (including foreign   securities risk, credit risk,
Inc.                                                              securities). Generally invests  currency risk, debt securities
                                                                  in companies with market        risk, diversification risk,
SUB-ADVISER:                                                      capitalizations greater than    equity securities risk,
Legg Mason Funds                                                  $5 billion, but may invest in   foreign investment risk,
Management, Inc.                                                  companies of any size. May      growth investing risk, high
                                                                  also invest in convertible and  yield, lower-grade debt
                                                                  debt securities. May invest up  securities risk, interest rate
                                                                  to 25% of assets in long-term   risk, investment models risk,
                                                                  debt securities, and up to 10%  manager risk, market and
                                                                  of in high yield debt           company risk, market trends
                                                                  securities. The Portfolio is    risk, mid-capitalization
                                                                  non-diversified.                company risk, over-the-counter
                                                                                                  investment risk,
                                                                                                  small-capitalization company
                                                                                                  risk and value investing risk.

INVESTMENT ADVISER:   ING Limited Maturity  Highest current       Invests at least 80% of assets  Borrowing and leverage risk,
Directed Services,    Bond Portfolio        income consistent     in bonds that are primarily     call risk debt securities
Inc.                                        with low risk to      limited maturity debt           risk, derivatives risk,
                                            principal and         securities. Invests in          foreign investment risk,
SUB-ADVISER:                                liquidity. As a       non-government securities only  income risk, interest rate
ING Investment                              secondary objective,  if rated Baa3 or better by      risk, manager risk, market
Management Co.                              seeks to enhance its  Moody's or BBB- or better by    capitalization risk,
                                            total return through  S&P or if not rated determined  mid-capitalization company
                                            capital               that they are of comparable     risk, mortgage-related
                                            appreciation.         quality. May borrow up to 10%   securities risk, portfolio
                                                                  of the value of its net         turnover risk, sector risk,
                                                                  assets.                         securities lending risk,
                                                                                                  small-capitalization company
                                                                                                  risk and U.S. government
                                                                                                  securities and obligations
                                                                                                  risk.

INVESTMENT ADVISER:   ING Lord Abbett       Long-term growth of   Invests primarily in equity     Convertible securities risk,
Directed Services,    Affiliated Portfolio  capital. Current      securities of large, seasoned,  depositary receipts risk, debt
Inc.                                        income is a           U.S. and multinational          securities risk, derivatives
                                            secondary objective.  companies (those companies in   risk, equity securities risk,
SUB-ADVISER:                                                      the Russell 1000(R) Value       foreign investment risk,
Lord, Abbett & Co.                                                Index). May invest up to 10%    manager risk, market and
LLC                                                               of its assets in foreign        company risk, market
                                                                  securities and also may invest  capitalization risk, market
                                                                  in American Depositary          trends risk, portfolio
                                                                  Receipts and similar            turnover risk and value
                                                                  depositary receipts, which are  investing risk.
                                                                  not subject to the 10% limit
                                                                  on investment. The Portfolio
                                                                  may invest in convertible
                                                                  bonds and convertible
                                                                  preferred stock, and in
                                                                  derivatives and similar
                                                                  investments.


                                       20
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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Lord Abbett U.S.  High current income   Invests at least 80% of its     Debt securities risk,
ING Life Insurance    Government            consistent with       net assets, plus the amount of  derivatives risk, interest
and Annuity Company   Securities Portfolio  reasonable risk.      any borrowings for investment   rate risk, leveraging risk,
                                                                  purposes, in U.S. government    manager risk, market and
SUB-ADVISER:                                                      securities. These securities    company risk, mortgage-related
Lord, Abbett & Co.                                                include obligations issued by   securities risk, portfolio
LLC                                                               the U.S. Treasury and certain   turnover risk, prepayment or
                                                                  obligations issued or           call risk, price volatility
                                                                  guaranteed by U.S. Government   risk, U.S. government
                                                                  agencies and U.S.               securities & obligations risk
                                                                  Government-sponsored            and zero-coupon risk.
                                                                  enterprises, such as: Federal
                                                                  Home Loan Mortgage
                                                                  Corporation; Federal National
                                                                  Mortgage Association; Federal
                                                                  Farm Credit Bank; and
                                                                  Government National Mortgage
                                                                  Association. May invest in
                                                                  derivative and similar
                                                                  instruments, including
                                                                  options, futures, forward
                                                                  contracts, swap agreements,
                                                                  warrants and rights. May also
                                                                  invest extensively in
                                                                  mortgage-related securities
                                                                  and also may invest in other
                                                                  asset-backed securities.

INVESTMENT ADVISER:   ING Marsico Growth    Capital               Invests primarily in equity     Derivatives risk, emerging
Directed Services,    Portfolio             appreciation.         securities of companies of any  markets risk, equity
Inc.                                                              size, selected for their        securities risk, foreign
                                                                  growth potential. Will          investment risk, growth
SUB-ADVISER:                                                      normally hold a core position   investing risk, investment
Marsico Capital                                                   of between 35 and 50 common     model risk, manager risk,
Management, LLC                                                   stocks primarily emphasizing    market and company risk,
                                                                  larger companies (those with    market capitalization risk,
                                                                  market capitalization of $4     market trends risk, price
                                                                  billion or more). May also      volatility risk and sector
                                                                  invest in foreign securities    risk.
                                                                  (including emerging markets)
                                                                  and forward foreign currency
                                                                  contracts, futures and
                                                                  options. Substantial cash
                                                                  holdings in the absence of
                                                                  attractive investment
                                                                  opportunities; and, from time
                                                                  to time, investment of more
                                                                  than 25% assets in securities
                                                                  of companies in one or more
                                                                  market sectors. Generally will
                                                                  not invest more than 25% of
                                                                  total assets in a particular
                                                                  industry within a sector.

INVESTMENT ADVISER:   ING Marsico           Long-term growth of   Invests at least 65% of assets  Currency risk, emerging
Directed Services,    International         capital.              in common stocks of foreign     markets risk, equity
Inc.                  Opportunities                               companies. May invest in        securities risk, foreign
                      Portfolio                                   companies of any size           investment risk, growth stock
SUB-ADVISER:                                                      throughout the world. Invests   risk, investment models risk,
Marsico Capital                                                   in issuers from a number of     liquidity risk, manager risk,
Management, LLC                                                   different countries, not        market and company risk,
                                                                  including the U.S. and          market capitalization risk,
                                                                  generally maintains a core      market trends risk,
                                                                  position of between 35 and 50   over-the-counter investment
                                                                  common stocks. May use          risk, price volatility risk
                                                                  options, futures and foreign    and sector risk.
                                                                  currency contracts. May invest
                                                                  in emerging markets. Up to 10%
                                                                  in fixed-income securities and
                                                                  up to 5% in high-yield bonds
                                                                  and mortgage- and asset-backed
                                                                  securities. Up to 15% in
                                                                  illiquid securities. May
                                                                  invest up to 25% of its total
                                                                  assets in securities of
                                                                  companies in a single market
                                                                  sector, although it generally
                                                                  will not invest more than 25%
                                                                  of its total assets in a
                                                                  particular industry within a
                                                                  sector.

INVESTMENT ADVISER:   ING Mercury Large     Long-term growth of   Invests at least 80% of assets  Call risk, convertible
Directed Services,    Cap Growth Portfolio  capital.              in equity securities of large   securities risk, debt
Inc.                                                              capitalization companies        securities risk, depositary
                                                                  (defined as those included in   receipts risk, derivatives
SUB-ADVISER:                                                      the Russell 1000(R) Growth      risk, equity securities risk,
Mercury Advisors                                                  Index). Up to 10% in foreign    foreign investment risk,
                                                                  securities, including American  growth investing risk,
                                                                  and European depositary         interest rate risk, investment
                                                                  receipts. May invest in         models risk, manager risk,
                                                                  derivatives, short-term debt    market and company risk,
                                                                  securities, non-convertible     market capitalization risk,
                                                                  preferred stocks and bonds or   maturity risk, portfolio
                                                                  government and money market     turnover risk, securities
                                                                  securities.                     lending risk and U.S.
                                                                                                  government and obligations
                                                                                                  securities risk.


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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Mercury Large     Long-term growth of   Invests at least 80% of its     Borrowing and leverage risk,
Directed Services,    Cap Value Portfolio   capital.              assets in a diversified         call risk, convertible
Inc.                                                              portfolio of equity securities  securities risk, debt
                                                                  of large-capitalization         securities risk, depositary
SUB-ADVISER:                                                      companies (those within the     receipts risk, derivatives
Mercury Advisors                                                  market-cap range of companies   risk, equity securities risk,
                                                                  included in the Russell         foreign investment risk,
                                                                  1000(R) Value Index). May       investment models risk,
                                                                  invest up to 10% of its total   liquidity risk, manager risk,
                                                                  assets in securities issued by  market and company risk,
                                                                  foreign issuers, including      market capitalization risk,
                                                                  American Depositary Receipts.   over-the-counter investment
                                                                  Will generally limit its        risk, portfolio turnover risk,
                                                                  foreign securities investments  restricted and illiquid
                                                                  to ADRs of issuers in           securities risk, securities
                                                                  developed countries. May also   lending risk, U.S. government
                                                                  invest in investment grade      securities and obligations
                                                                  convertible securities,         risk and value investing risk.
                                                                  preferred stock, illiquid
                                                                  securities, U.S. government
                                                                  debt securities of any
                                                                  maturity, and derivatives for
                                                                  hedging purposes. May purchase
                                                                  or sell securities on a
                                                                  when-issued basis. May lend up
                                                                  to 33 1/3% of its total assets
                                                                  and invest uninvested cash in
                                                                  money market funds.

INVESTMENT ADVISER:   NG MFS Capital        Capital               Invests at least 65% of net     Convertible securities risk,
ING Life Insurance    Opportunities         appreciation.         assets in common stocks and     credit risk, currency risk,
and Annuity Company   Portfolio                                   related securities, such as     depositary receipt risk,
                                                                  preferred stocks, convertible   emerging markets risk, equity
SUB-ADVISER:                                                      securities and depositary       securities risk, foreign
Massachusetts                                                     receipts. May invest in         investment risk, growth
Financial Services                                                foreign securities, including   investing risk, market and
Company I                                                         emerging market securities.     company risk, over-the-counter
                                                                  May invest in securities        investment risk and portfolio
                                                                  listed on a securities          turnover risk.
                                                                  exchange or traded in the
                                                                  over-the-counter markets.

INVESTMENT ADVISER:   ING MFS Mid Cap       Long-term growth of   Invests at least 80% of assets  Convertible securities risk,
Directed Services,    Growth Portfolio      capital.              in common stocks and related    debt securities risk,
Inc.                                                              securities (such as preferred   derivatives risk, emerging
                                                                  stocks, convertible             markets risk, foreign
SUB-ADVISER:                                                      securities, and depositary      investment risk, growth stock
Massachusetts                                                     receipts) of companies with     risk, high-yield, lower grade
Financial Services                                                medium market capitalizations   debt securities risk, manager
Company                                                           (defined as those companies     risk, market and company risk,
                                                                  with capitalizations of $250    market capitalization risk,
                                                                  million or more but not         mid-capitalization company
                                                                  exceeding the top range of the  risk, over-the-counter
                                                                  Russell(R) Midcap(R) Growth     investment risk, portfolio
                                                                  Index). May invest in debt      turnover risk and short sales
                                                                  securities, including up to     risk.
                                                                  10% in high-yield bonds. May
                                                                  invest up to 20% in foreign
                                                                  securities. May establish
                                                                  short positions and invest in
                                                                  derivatives.

INVESTMENT ADVISER:   ING Neuberger Berman  Capital growth.       Invests mainly in common        Derivatives risk, equity
ING Life Insurance    Partners Portfolio                          stocks of mid-capitalization    securities risk, foreign
and Annuity Company                                               companies (those companies      investment risk, leveraging
                                                                  with total market               risk, manager risk, market and
SUB-ADVISER:                                                      capitalizations within the      company risk,
Neuberger Berman                                                  range of the Russell Midcap(R)  mid-capitalization company
Management Inc.                                                   Index). In selecting            risk, portfolio turnover risk,
                                                                  investments, the Sub-Adviser    price volatility risk,
                                                                  looks for well-managed          securities lending risk and
                                                                  companies with strong balance   value investing risk.
                                                                  sheets whose stock prices are
                                                                  undervalued. May invest a
                                                                  portion of its assets in
                                                                  derivative instruments,
                                                                  including options and futures.
                                                                  May also invest up to 20% of
                                                                  its assets in securities of
                                                                  foreign issuers. May also
                                                                  engage in borrowing and lend
                                                                  its securities.

INVESTMENT ADVISER:   ING Neuberger Berman  Capital growth.       Invests mainly in common        Derivatives risk, equity
ING Life Insurance    Regency Portfolio                           stocks of mid-capitalization    securities risk, foreign
and Annuity Company                                               companies (those companies      investment risk, leveraging
                                                                  with total market               risk, manager risk, market and
SUB-ADVISER:                                                      capitalizations within the      company risk,
Neuberger Berman                                                  range of the Russell Midcap(R)  mid-capitalization company
Management Inc.                                                   Index). In selecting            risk, portfolio turnover risk,
                                                                  investments, the Sub-Adviser    sector allocation risk,
                                                                  looks for undervalued           securities lending risk and
                                                                  companies with high-quality     value investing risk.
                                                                  businesses. From time to time
                                                                  the Sub-Adviser may emphasize
                                                                  investment in sectors that it
                                                                  believes will benefit from
                                                                  market or economic trends. May
                                                                  invest a portion of its assets
                                                                  in derivative instruments,
                                                                  including options and futures.
                                                                  May invest up to 20% of its
                                                                  assets in securities of
                                                                  foreign issuers. May also
                                                                  engage in borrowing and lend
                                                                  its securities.


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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Oppenheimer Main  Long-term growth of   Invests mainly in common stock  Call risk, debt securities
Directed Services,    Street Portfolio(R)   capital and future    of U.S. companies of different  risk, equity securities risk,
Inc.                                        income.               capitalization ranges,          investment models risk,
                                                                  presently focusing on           manager risk, market and
SUB-ADVISER:                                                      large-capitalization issuers.   company risk, market
OppenheimerFunds,                                                 May invest in debt securities   capitalization risk, mid-cap
Inc.                                                              such as bonds and debentures,   company risk, securities
                                                                  but does not currently          lending risk and
                                                                  emphasize these investments.    small-capitalization company
                                                                                                  risk.

INVESTMENT ADVISER:   ING Oppenheimer       High level of         Invests in debt securities of   Credit risk, derivatives risk,
ING Life Insurance    Strategic Income      current income        issuers in three market         debt securities risk,
and Annuity Company   Portfolio             principally derived   sectors: foreign governments    derivatives risk, emerging
                                            from interest on      and companies; U.S. government  markets risk, foreign
SUB-ADVISER:                                debt securities.      securities; and lower grade,    investment risk, high-yield,
OppenheimerFunds,                                                 high-yield securities of U.S.   lower-grade debt securities
Inc.                                                              and foreign issuers. Those      risk, interest rate risk,
                                                                  debt securities include         manager risk, mortgage-related
                                                                  foreign government and U.S.     securities risk, portfolio
                                                                  government bonds and notes,     turnover risk, prepayment or
                                                                  collateralized mortgage         call risk, sector allocation
                                                                  obligations, other mortgage-    risk, U.S. government
                                                                  and asset-backed securities,    securities & obligations risk
                                                                  participation interest in       and zero coupon risk.
                                                                  loans, structured notes,
                                                                  lower-grade high-yield debt
                                                                  obligations and zero coupon or
                                                                  stripped securities. May
                                                                  invest up to 100% in any one
                                                                  sector at any time. Foreign
                                                                  investments can include debt
                                                                  securities of issuers in
                                                                  developed markets as well as
                                                                  emerging markets. Can use
                                                                  hedging instruments and
                                                                  certain derivatives.

INVESTMENT ADVISER:   ING PIMCO High Yield  Maximum total         Invests at least 80% of assets  Borrowing and leverage risk,
Directed Services,    Portfolio             return, consistent    in a diversified portfolio of   call risk, convertible
Inc.                                        with preservation of  high yield securities ("junk    securities risk, credit risk,
                                            capital and prudent   bonds") rated below investment  currency risk, debt securities
SUB-ADVISER:                                investment            grade but rated at least        risk, derivatives risk,
Pacific Investment                          management.           CCC/Caa by Moody's Investors    emerging markets risk, foreign
Management Company                                                Service, Inc., Standard and     investment risk, high yield,
LLC                                                               Poor's Rating Service, or       lower-grade debt securities
                                                                  Fitch, or if unrated,           risk, interest rate risk,
                                                                  determined to be of comparable  leveraging risk, liquidity
                                                                  quality, subject to a maximum   risk, manager risk, market and
                                                                  of 5% of total assets in        company risk, mortgage-related
                                                                  CCC/Caa securities. The         securities risk, securities
                                                                  remainder of assets may be      lending risk and U.S.
                                                                  invested in investment grade    government securities and
                                                                  fixed income investments. May   obligations risk.
                                                                  invest up to 20% in non-US
                                                                  dollar-denominated securities
                                                                  and without limit in U.S.
                                                                  dollar-denominated foreign
                                                                  securities (up to 10% in
                                                                  emerging markets). May invest
                                                                  in derivative instruments.

INVESTMENT ADVISER:   ING PIMCO Total       Maximum total         Invests at least 65% of assets  Convertible securities risk,
ING Life Insurance    Return Portfolio      return.               in fixed-income instruments of  credit risk, currency risk,
and Annuity Company                                               varying maturities. Primarily   debt securities risk,
                                                                  in investment grade             derivatives risk, emerging
SUB-ADVISER:                                                      securities, but may invest up   markets risk, foreign
Pacific Investment                                                to 10% in high-yield            investment risk, high-yield,
Management Company                                                securities rated B or higher    lower-grade debt securities
LLC                                                               or if unrated, determined to    risk, interest rate risk,
                                                                  be of comparable quality. May   leveraging risk, liquidity
                                                                  invest up to 30% of assets in   risk, manager risk, market and
                                                                  foreign securities and may      company risk, mortgage-related
                                                                  invest beyond that limit in     securities risk, portfolio
                                                                  U.S. dollar-denominated         turnover risk, prepayment or
                                                                  securities of foreign issuers.  call risk and U.S. government
                                                                  May invest all of its assets    securities & obligations risk.
                                                                  in derivatives.

INVESTMENT ADVISER:   ING Pioneer Fund      Reasonable income     Invests in a broad list of      Convertible securities risk,
Directed Services,    Portfolio             and capital growth.   carefully selected securities   depositary receipts risk,
Inc.                                                              believed to be reasonably       derivatives risk, equity
                                                                  priced, rather than in          securities risks, foreign
SUB-ADVISER:                                                      securities whose prices         investment risk, manager risk,
Pioneer Investment                                                reflect a premium resulting     market and company risk and
Management, Inc.                                                  from their current market       value investing risk.
                                                                  popularity. Invests the major
                                                                  portion of assets in equity
                                                                  securities (including common
                                                                  stocks, convertible debt,
                                                                  depositary receipts, warrants,
                                                                  rights and preferred stocks),
                                                                  primarily of U.S. issuers.


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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Pioneer High      Maximize total        Invests at least 80% of its     Convertible securities risk,
ING Life Insurance    Yield Portfolio       return through        net assets in below investment  credit risk, debt securities
and Annuity Company                         income and capital    grade (high yield) debt         risk, depositary receipts
                                            appreciation.         securities and preferred        risk, derivatives risk,
SUB-ADVISER:                                                      stocks. The Portfolio invests   emerging markets risk, equity
Pioneer Investment                                                in securities with a broad      securities risk, foreign
Management, Inc.                                                  range of maturities, and its    investment risk, high-yield,
                                                                  high yield securities           lower-grade debt securities
                                                                  investments may be convertible  risk, interest rate risk,
                                                                  into equity securities. May     leveraging risk, liquidity
                                                                  invest more than 25% of its     risk, manager risk, market and
                                                                  assets in the same market       company risk, mortgage-related
                                                                  segment, such as financials or  securities risk, prepayment or
                                                                  technology. The Portfolio may   call risk, securities lending
                                                                  invest up to 15% of its total   risk, value investing risk and
                                                                  assets in foreign securities    zero-coupon risk.
                                                                  (excluding Canadian issuers)
                                                                  including debt and equity
                                                                  securities of corporate
                                                                  issuers and debt securities of
                                                                  government issuers in
                                                                  developed and emerging
                                                                  markets. May invest in
                                                                  investment grade and below
                                                                  investment grade convertible
                                                                  bonds and preferred stocks
                                                                  that are convertible into
                                                                  equity securities,
                                                                  mortgage-backed and
                                                                  asset-backed securities,
                                                                  mortgage derivatives and
                                                                  structured securities. May
                                                                  also invest in equity
                                                                  securities of U.S. and
                                                                  non-U.S. issuers including
                                                                  common stocks, depositary
                                                                  receipts, warrants, rights and
                                                                  other equity interests. May
                                                                  use derivatives for hedging,
                                                                  but from time to time may use
                                                                  derivatives as a substitute
                                                                  for purchasing or selling
                                                                  securities or to increase the
                                                                  Portfolio's return. The
                                                                  Portfolio may invest the
                                                                  remainder of its assets in
                                                                  securities with remaining
                                                                  maturities of less than one
                                                                  year, cash equivalents or may
                                                                  hold cash.

INVESTMENT ADVISER:   ING Pioneer Mid Cap   Capital               Invests at least 80% of assets  Call risk, convertible
Directed Services,    Value Portfolio       Appreciation.         in equity securities of         securities risk, debt
Inc.                                                              mid-size companies (defined as  securities risk, depositary
                                                                  those companies with market     receipts risk, derivatives
SUB-ADVISER:                                                      capitalizations of companies    risk, equity securities risk,
Pioneer Investment                                                included in the Russell(R)      foreign investment risks,
Management, Inc.                                                  Midcap Value Index). Focuses    manager risk, market
                                                                  on companies with               capitalization risk, market
                                                                  capitalizations within the $1   and company risk,
                                                                  billion to $10 billion range.   mid-capitalization company
                                                                  The equity securities in which  risk, securities lending risk
                                                                  the Portfolio principally       and value investing risk.
                                                                  invests include common and
                                                                  preferred stocks, depositary
                                                                  receipts and convertible debt
                                                                  but may invest in other equity
                                                                  securities to a lesser extent.


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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Templeton         Long-term capital     Invests at least 80% of its     Convertible securities risk,
ING Life Insurance    Foreign Equity        growth.               net assets in foreign           currency risk, depositary
and Annuity Company   Portfolio                                   (non-U.S.) equity securities,   receipt risk, derivatives
                                                                  including countries with        risk, emerging markets risk,
SUB-ADVISER:                                                      emerging securities markets.    equity securities risk,
Templeton Investment                                              Equity securities include       foreign investment risk,
Counsel, LLC                                                      common stocks, preferred        geographic focus risk, manager
                                                                  stocks and convertible          risk, market and company risk,
                                                                  securities. May also invest a   portfolio turnover risk, price
                                                                  portion of its assets in        volatility risk, sector risk,
                                                                  smaller companies (those        securities lending risk,
                                                                  companies with market           small-capitalization company
                                                                  capitalizations of less than    risk and value investing risk.
                                                                  $4 billion). May also invest
                                                                  in ADRs, GDRs and EDRs. The
                                                                  Portfolio may also have
                                                                  significant investments in one
                                                                  or more countries or on
                                                                  particular sectors, such as
                                                                  financial institutions or
                                                                  industrial companies. May use
                                                                  derivatives and may invest up
                                                                  to 5% of its total assets in
                                                                  swap agreements, put and call
                                                                  options and collars. The
                                                                  Sub-Adviser may invest up to
                                                                  100% of the Portfolio's assets
                                                                  in a temporary defensive
                                                                  manner by holding all or a
                                                                  substantial portion of its
                                                                  assets in cash, cash
                                                                  equivalents or other high
                                                                  quality short-term
                                                                  investments. Temporary
                                                                  defensive investments may
                                                                  generally include money market
                                                                  securities, short-term and
                                                                  medium-term U.S. and foreign
                                                                  government securities, bank
                                                                  obligations and repurchase
                                                                  agreements.

INVESTMENT ADVISER:   ING T. Rowe Price     Long-term capital     Invests at least 80% of assets  Derivatives risk, equity
ING Life Insurance    Diversified Mid Cap   appreciation.         in equity securities of         securities risk, foreign
and Annuity Company   Growth Portfolio                            companies having marketing      investment risk, growth
                                                                  capitalizations within the      investing risk, market and
SUB-ADVISER:                                                      range of companies in the       company risk,
T. Rowe Price                                                     Russell Midcap(R) Growth Index  mid-capitalization company
Associates, Inc.                                                  or S&P MidCap 400 Index.        risk, over-the-counter
                                                                  Focuses on mid-size companies.  investment risk and portfolio
                                                                  Most investments will be in     turnover risk.
                                                                  U.S. common stock but may also
                                                                  invest in foreign securities
                                                                  and futures and options.

INVESTMENT ADVISER:   ING T. Rowe Price     Substantial dividend  Invests at least 80% of its     Call risk, convertible
Directed Services,    Equity Income         income as well as     assets in common stocks, with   securities risk, debt
Inc.                  Portfolio             long-term growth of   65% in the common stocks of     securities risk, derivatives
                                            capital.              well-established companies      risk, foreign investment risk,
SUB-ADVISER:                                                      paying above-average            high yield, lower-grade debt
T. Rowe Price                                                     dividends. Invests most assets  securities risk, manager risk,
Associates, Inc.                                                  in U.S. common stocks, but      market and company risk,
                                                                  also may invest in other        undervalued securities risk
                                                                  securities, including           and value investing risk.
                                                                  convertible securities,
                                                                  warrants, preferred stocks,
                                                                  foreign securities, debt
                                                                  securities, including
                                                                  high-yield debt securities and
                                                                  futures and options. May also
                                                                  invest in shares of the T.
                                                                  Rowe Price Reserve Investment
                                                                  Funds, Inc. and Government
                                                                  Reserve Investment Funds, Inc.

INVESTMENT ADVISER:   ING T. Rowe Price     Long-term capital     Invests at least 80% of assets  Currency risk, depositary
ING Life Insurance    Growth Equity         growth, and           in common stocks, with a focus  receipts risk, derivatives
and Annuity Company   Portfolio             secondarily,          on growth companies. May also   risk, emerging markets risk,
                                            increasing dividend   purchase foreign securities,    equity securities risk,
                                            income.               hybrid securities, and futures  foreign investment risk,
SUB-ADVISER:                                                      and options. May have exposure  growth investing risk and
T. Rowe Price                                                     to foreign currencies.          market and company risk.
Associates, Inc.                                                  Investment in foreign
                                                                  securities limited to 30%.

INVESTMENT ADVISER:   ING UBS U.S. Large    Long-term growth of   Invests at least 80% of assets  Derivatives risk, equity
ING Life Insurance    Cap Equity Portfolio  capital and future    in equity securities of U.S.    securities risk, market and
and Annuity Company                         income.               large-capitalization companies  company risk,
                                                                  (defined as those with market   mid-capitalization company
SUB-ADVISER:                                                      capitalization range equal to   risk, over-the-counter
UBS Global Asset                                                  those of companies included in  investment risk, portfolio
Management                                                        the Russell 1000(R) Index.      turnover risk,
(Americas) Inc.                                                   Equity investments include      small-capitalization company
                                                                  dividend-paying securities,     risk and value investing risk.
                                                                  common stock and preferred
                                                                  stock. Emphasizes large
                                                                  capitalization stock, but may
                                                                  hold small- and
                                                                  mid-capitalization stock. May
                                                                  invest in options, futures and
                                                                  other derivatives.


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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING UBS U.S. Small    Long-term capital     Invests at least 80% of its     Derivatives risk, equity
ING Life Insurance    Cap Growth Portfolio  appreciation.         net assets in equity            securities risk, foreign
and Annuity Company                                               securities of U.S. small        investment risk, manager risk,
                                                                  capitalization companies        market and company risk,
SUB-ADVISER:                                                      (those companies with market    market trends risk, other
UBS Global Asset                                                  capitalizations of $2.5         investment companies risk and
Management                                                        billion or less at the time of  small-capitalization company
(Americas) Inc.                                                   purchase). Equity securities    risk.
                                                                  may include common stock and
                                                                  preferred stock. May invest up
                                                                  to 20% of its net assets in
                                                                  foreign securities and also
                                                                  invest in derivatives. In
                                                                  selecting securities, the
                                                                  Sub-Adviser seeks to invest in
                                                                  companies that possess
                                                                  dominant market positions or
                                                                  franchises, a major technical
                                                                  edge, or a unique competitive
                                                                  advantage. May also invest in
                                                                  emerging growth companies,
                                                                  which are companies that are
                                                                  expected to experience
                                                                  above-average earnings or cash
                                                                  flow growth or meaningful
                                                                  changes in underlying asset
                                                                  values. May also invest a
                                                                  portion of its assets in
                                                                  securities outside the market
                                                                  capitalization range stated
                                                                  above. May invest in cash or
                                                                  cash equivalent instruments,
                                                                  including shares of an
                                                                  affiliated investment company.
                                                                  When market conditions
                                                                  warrant, may make substantial
                                                                  temporary defensive
                                                                  investments in cash
                                                                  equivalents.

INVESTMENT ADVISER:   ING Van Kampen        Seeks capital growth  Invests in equity securities    Convertible securities risk,
ING Life Insurance    Comstock Portfolio    and income.           including common stocks,        currency risk, debt securities
and Annuity Company                                               preferred stocks, and           risk, derivatives risk, equity
                                                                  securities convertible into     securities risk, foreign
SUB-ADVISER:                                                      common and preferred stocks.    investment risk, market and
Van Kampen (Morgan                                                May invest up to 10% of assets  company risk,
Stanley Investment                                                in high-quality short-term      mid-capitalization company
Management Inc.)                                                  debt securities and investment  risk, small-capitalization
                                                                  grade corporate debt            company risk and value
                                                                  securities. May invest up to    investing risk.
                                                                  25% of assets in foreign
                                                                  securities, and may invest in
                                                                  derivatives.

INVESTMENT ADVISER:   ING Van Kampen        Long-term capital     Invests at least 80% of assets  Emerging markets risk, equity
Directed Services,    Equity Growth         appreciation.         in equity securities. Invests   securities risk, foreign
Inc.                  Portfolio                                   primarily in growth-oriented    investment risk, growth
                                                                  U.S. companies and of foreign   investing risk, manager risk,
SUB-ADVISER:                                                      companies (up to 25% including  market and company risk and
Van Kampen (Morgan                                                emerging markets) listed on     securities lending risk.
Stanley Investment                                                U.S. exchanges or traded in
Management Inc.)                                                  U.S. markets.

INVESTMENT ADVISER:   ING Van Kampen Real   Capital               Invests at least 80% of assets  Call risk, convertible
Directed Services,    Estate Portfolio      appreciation.         in equity securities of         securities risk, debt
Inc.                                        Current income is a   companies in the U.S. real      securities risk, derivatives
                                            secondary objective.  estate industry that are        risk, diversification risk,
SUB-ADVISER:                                                      listed on national exchanges    equity securities risk,
Van Kampen (Morgan                                                or the NASDAQ. May also invest  high-yield, lower-grade debt
Stanley Investment                                                up to 25% of assets in          securities risk, industry
Management Inc.)                                                  financial institutions that     concentration risk, manager
                                                                  issue or service mortgages and  risk, market and company risk,
                                                                  up to 25% of assets in          mortgage-related securities
                                                                  high-yield debt and             risk, real estate investment
                                                                  convertible bonds. May invest   trusts risk, sector risk and
                                                                  in equity, debt or convertible  securities lending risk.
                                                                  securities whose products are
                                                                  related to the real estate
                                                                  industry, mortgage- and
                                                                  asset-backed securities and
                                                                  covered options on securities
                                                                  and stock indices. The
                                                                  Portfolio is non-diversified.

INVESTMENT ADVISER:   ING VP Growth         Growth of capital.    Invests at least 65% of asset   Convertible securities risk,
ING Investments, LLC  Portfolio                                   in common stocks and            derivatives risk, foreign
                                                                  securities convertible into     investment risk, growth
SUB-ADVISER:                                                      common stock. Emphasizes        investing risk, portfolio
ING Investment                                                    stocks of larger companies,     turnover risk, price
Management Co.                                                    although it may invest in       volatility risk and securities
                                                                  companies of any size. May      lending risk.
                                                                  invest in derivatives and
                                                                  foreign securities.

INVESTMENT ADVISER:   ING VP Growth and     Maximize total        Invests at least 65% of assets  Convertible securities risk,
ING Investments, LLC  Income Portfolio      return.               is believed to have             derivatives risk, foreign
                                                                  significant potential for       investment risk, market trends
SUB-ADVISER:                                                      capital appreciation or income  risk, portfolio turnover risk,
ING Investment                                                    growth or both. Emphasizes      price volatility risk and
Management Co.                                                    stocks of larger companies.     securities lending risk.
                                                                  May invest up to 25% in
                                                                  foreign securities. May invest
                                                                  in derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING VP High Yield     High level of         Invests at least 80% of assets  Credit risk, derivatives risk,
ING Investments, LLC  Bond Portfolio        current income and    in high yield bonds. Remaining  foreign investment risk,
                                            total return.         assets may be invested in       high-yield, lower-grade debt
SUB-ADVISER:                                                      investment grade debt           securities risk, inability to
ING Investment                                                    securities, common and          sell securities risk, interest
Management Co.                                                    preferred stock, U.S.           rate risk, portfolio turnover
                                                                  government securities, money    risk, price volatility risk,
                                                                  market instruments, and debt    securities lending risk and
                                                                  securities of foreign issuers,  small- and mid-capitalization
                                                                  including emerging markets.     company risk.
                                                                  May purchase structured debt
                                                                  obligations and engage in
                                                                  dollar roll transactions and
                                                                  swap agreements. May invest in
                                                                  derivatives and companies of
                                                                  any size.

INVESTMENT ADVISER:   ING VP Index Plus     Seeks to outperform   Invests at least 80% of its     Convertible securities risk,
ING Investments, LLC  International Equity  the total return      assets in stocks included in    derivatives risk, equity
                      Portfolio             performance of the    the MSCI EAFE(R) Index,         securities risk, foreign
SUB-ADVISER:                                Morgan Stanley        exchange-traded funds           investment risk, index
ING Investment                              Capital               ("ETFs"), and derivatives       strategy risk, manager risk,
Management Advisors,                        International Europe  (including futures and          market and company risk,
B.V.                                        Australasia and Far   options) whose economic         market capitalization risk,
                                            East Index ("MSCI     returns are similar to the      market trends risk, other
                                            EAFE(R) Index"),      MSCI EAFE(R) Index or its       investment companies risk and
                                            while maintaining a   components. May also invest in  securities lending risk.
                                            market level of       convertible securities
                                            risk.                 included in the MSCI EAFE(R)
                                                                  Index. At any one time, the
                                                                  Portfolio Manager generally
                                                                  includes in the Portfolio
                                                                  between 300 and 400 of the
                                                                  stocks included in the MSCI
                                                                  EAFE(R) Index.

INVESTMENT ADVISER:   ING VP Index Plus     Outperform the total  Invests at least 80% of assets  Derivatives risk, manager
ING Investments, LLC  LargeCap Portfolio    return performance    in stocks included in the S&P   risk, price volatility risk
                                            of the S&P 500(R)     500(R) Index. May invest in     and securities lending risk.
SUB-ADVISER:                                Index.                derivatives.
ING Investment
Management Co.

INVESTMENT ADVISER:   ING VP Index Plus     Outperform the total  Invests at least 80% of assets  Derivatives risk, manager
ING Investments, LLC  MidCap Portfolio      return performance    in stocks included in the S&P   risk, mid-capitalization
                                            of the S&P MidCap     MidCap 400 Index. May invest    company risk, price volatility
SUB-ADVISER:                                400 Index.            in derivatives.                 risk and securities lending
ING Investment                                                                                    risk.
Management Co.

INVESTMENT ADVISER:   ING VP Index Plus     Outperform the total  Invests at least 80% of assets  Derivatives risk, manager
ING Investments, LLC  SmallCap Portfolio    return performance    in stocks included in the S&P   risk, price volatility risk,
                                            of the S&P SmallCap   SmallCap 600 Index. May invest  securities lending risk and
SUB-ADVISER:                                600 Index.            in derivatives.                 small-capitalization company
ING Investment                                                                                    risk.
Management Co.

INVESTMENT ADVISER:   ING VP Intermediate   Maximize total        Invests at least 80% of assets  Credit risk, derivatives risk,
ING Investments, LLC  Bond Portfolio        return consistent     in bonds, including, but not    extension risk, foreign
                                            with reasonable       limited to, corporate,          investment risk, high-yield,
SUB-ADVISER:                                risk.                 government and mortgage bonds   lower-grade debt securities
ING Investment                                                    which are rated investment      risk, interest rate risk,
Management Co.                                                    grade. May invest a portion of  mortgage-related securities
                                                                  assets in high-yield bonds.     risk, prepayment or call risk,
                                                                  May also invest in preferred    portfolio turnover risk, price
                                                                  stocks, high quality money      volatility risk, securities
                                                                  market instruments, municipal   lending risk and U.S.
                                                                  bonds, and debt securities of   government securities &
                                                                  foreign issuers. May engage in  obligations risk.
                                                                  dollar roll transactions and
                                                                  swap agreements. May use
                                                                  options and futures contracts
                                                                  involving securities,
                                                                  securities indices and
                                                                  interest rates. May invest in
                                                                  asset-backed and
                                                                  mortgage-backed debt
                                                                  securities.

INVESTMENT ADVISER:   ING VP International  Long-term capital     Invests at least 80% of assets  Convertible securities risk,
ING Investments, LLC  Equity Portfolio      growth                in equity securities. At least  derivatives risk, foreign
                                                                  65% will be invested in         investment risk, market trends
SUB-ADVISER:                                                      securities of companies of any  risk, portfolio turnover risk,
ING Investment                                                    size principally traded in      price volatility risk and
Management Co.                                                    three or more countries         securities lending risk.
                                                                  outside the U.S. These
                                                                  securities may include common
                                                                  stocks as well as securities
                                                                  convertible into common stock.
                                                                  May invest in derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING VP International  Capital               Invests at least 65% of assets  Convertible securities risk,
ING Investments, LLC  Value Portfolio       appreciation.         in equity securities of         debt securities risk, emerging
                                                                  issuers located in a number of  markets risk, foreign
SUB-ADVISER:                                                      different countries outside of  investment risk, inability to
ING Investment                                                    the U.S. Invests primarily in   sell securities risk, market
Management Co.                                                    companies with a large market   trends risk, portfolio
                                                                  capitalization, but may also    turnover risk, price
                                                                  invest in small- and mid-sized  volatility risk and securities
                                                                  companies. Generally invests    lending risk.
                                                                  in common and preferred
                                                                  stocks, warrants and
                                                                  convertible securities. May
                                                                  invest in emerging markets
                                                                  countries. May invest in
                                                                  government debt securities of
                                                                  developed foreign countries.
                                                                  May invest up to 35% of assets
                                                                  in securities of U.S. issuers,
                                                                  including investment-grade
                                                                  government and corporate debt
                                                                  securities.

INVESTMENT ADVISER:   ING VP LargeCap       Long-term capital     Invests at least 80% of assets  Foreign investment risk,
ING Investments, LLC  Growth Portfolio      appreciation.         in equity securities of large   initial public offerings risk,
                                                                  U.S. companies. Large           market trends risk, other
SUB-ADVISER:                                                      companies are defined as those  investment companies risk,
Wellington                                                        companies with market           price volatility risk and
Management Company,                                               capitalizations that fall       securities lending risk.
LLP                                                               within the range of companies
                                                                  in the S&P 500(R) Index. May
                                                                  invest the remaining assets in
                                                                  other investment companies,
                                                                  initial public offerings,
                                                                  securities of foreign issuers
                                                                  and non-dollar denominated
                                                                  securities.

INVESTMENT ADVISER:   ING VP MidCap         Long-term capital     Invests at least 80% of assets  Foreign investment risk,
ING Investments, LLC  Opportunities         appreciation.         in common stocks of mid-sized   derivatives risk, inability to
                      Portfolio                                   U.S. companies. Mid-sized       sell securities risk, market
SUB-ADVISER:                                                      companies are those with        trends risk,
ING Investment                                                    market capitalizations that     mid-capitalization company
Management Co.                                                    fall within the range of        risk, portfolio turnover risk,
                                                                  companies in the Russell        price volatility risk and
                                                                  Midcap(R) Growth Index. May     securities lending risk.
                                                                  also invest in derivative
                                                                  instruments and foreign
                                                                  securities.

INVESTMENT ADVISER:   ING VP Money Market   High current return,  Invests in high-quality,        Financial services sector
ING Investments, LLC  Portfolio             consistent with       fixed-income securities         concentration risk, credit
                                            preservation of       denominated in the U.S.         risk, foreign investment risk,
SUB-ADVISER:                                capital and           dollars with short remaining    interest rate risk,
ING Investment                              liquidity.            maturities. These securities    mortgage-related securities
Management Co.                                                    include U.S. government         risk, repurchase agreement
                                                                  securities, corporate debt      risk, securities lending risk
                                                                  securities, repurchase          and U.S. government securities
                                                                  agreements, commercial paper,   risk.
                                                                  asset-backed securities,
                                                                  mortgage-related securities,
                                                                  and certain obligations of
                                                                  U.S. and foreign banks, each
                                                                  of which must be highly rated
                                                                  by independent rating
                                                                  agencies.

INVESTMENT ADVISER:   ING VP Real Estate    Total return.         Invests at least 80% of assets  Concentration risk,
ING Investments, LLC  Portfolio                                   in common and preferred stocks  diversification risk,
                                                                  of U.S. real estate investment  inability to sell securities,
SUB-ADVISER:                                                      trusts and real estate          initial public offerings risk,
ING Clarion Real                                                  companies. May invest in        market trends risk, price
Estate Securities                                                 companies of any market         volatility risk, real estate
L.P.                                                              capitalization; however, it     risk and securities lending
                                                                  will generally not invest in    risk.
                                                                  companies with market
                                                                  capitalization of less than
                                                                  $100 million. May invest in
                                                                  initial public offerings. The
                                                                  Portfolio is non-diversified.

INVESTMENT ADVISER:   ING VP SmallCap       Long-term capital     Invests at least 80% of assets  Market trends risk, price
ING Investments, LLC  Opportunities         appreciation.         in commons tock of smaller,     volatility risk, securities
                      Portfolio                                   lesser-known U.S. companies.    lending risk and
SUB-ADVISER:                                                      Smaller companies are those     small-capitalization companies
ING Investment                                                    with market capitalizations     risk.
Management Co.                                                    that fall within the range of
                                                                  companies in the Russell
                                                                  2000(R) Growth Index.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
    SUB-ADVISER          UNDERLYING FUND    INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING VP Small Company  Growth of capital.    Invests at least 80% of assets  Derivatives risk, foreign
ING Investments, LLC  Portfolio                                   in common stocks of             investment risk, market trends
                                                                  small-capitalization            risk, price volatility risk,
SUB-ADVISER:                                                      companies.                      securities lending risk and
ING Investment                                                    Small-capitalization companies  small-capitalization company
Management Co.                                                    are those with market           risk.
                                                                  capitalizations that fall
                                                                  within the range of the S&P
                                                                  SmallCap 600 Index or the
                                                                  Russell 2000(R) Index or if
                                                                  not included in either index
                                                                  have market capitalizations
                                                                  between $26 million and $4.3
                                                                  billion. May invest in foreign
                                                                  securities. May invest in
                                                                  derivative instruments.

INVESTMENT ADVISER:   ING VP Value          Growth of capital.    Invests at least 65% of assets  Foreign investment risk, price
ING Investments, LLC  Opportunity                                 in common stocks. May invest    volatility risk, securities
                      Portfolio                                   in companies of any size,       lending risk and value
SUB-ADVISER:                                                      although it tends to invest in  investing risk.
ING Investment                                                    the majority of its assets in
Management Co.                                                    companies with market
                                                                  capitalizations greater than
                                                                  $1 billion. Focuses on
                                                                  investing in securities of
                                                                  large companies which are
                                                                  included in the 500 largest
                                                                  U.S. companies as measured by
                                                                  total revenues, net assets,
                                                                  cash flow or earnings, or the
                                                                  1,000 largest companies as
                                                                  measured by equity market
                                                                  capitalization. Equity
                                                                  securities include common
                                                                  stocks and American Depositary
                                                                  Receipts. May invest the
                                                                  remaining 35% of assets in
                                                                  other types of securities
                                                                  including foreign securities
                                                                  and securities of smaller
                                                                  companies.

INVESTMENT ADVISER:   ING Wells Fargo Mid   Long-term capital     Invests at least 80% of its     Call risk, debt securities
Directed Services,    Cap Disciplined       growth.               net assets (plus borrowings     risk, equity securities risk,
Inc.                  Portfolio                                   for investment purposes) in     foreign investment risk,
                                                                  securities of                   manager risk, market and
SUB-ADVISER:                                                      mid-capitalization companies    company risk, market
Wells Capital                                                     found within the range of       capitalization risk,
Management                                                        companies comprising the        mid-capitalization company
                                                                  Russell Midcap(R) Value Index   risk, portfolio turnover risk,
                                                                  at the time of purchase. May    sector risk, securities
                                                                  invest in any sector and may    lending risk and value
                                                                  emphasize one or more           investing risk.
                                                                  particular sectors. May invest
                                                                  up to 25% of its assets in
                                                                  foreign securities and loan up
                                                                  to 33 1/3% of its total
                                                                  assets.

INVESTMENT MANAGER:   ING Wells Fargo       Long-term capital     Invests at least 80% of its     Equity securities risk,
ING Investments, LLC  Small Cap             appreciation.         assets in the securities of     foreign investment risk,
                      Disciplined                                 small-capitalization companies  manager risk, market and
SUB-ADVISER:          Portfolio                                   (companies whose market         company risk, market
Wells Capital                                                     capitalization is similar to    capitalization risk, sector
Management                                                        that of companies in the        risk, securities lending risk,
                                                                  Russell 2500(TM) Index at the   small-capitalization company
                                                                  time of purchase). May invest   risk and value investing risk.
                                                                  in any sector, and at times,
                                                                  the Sub-Adviser may emphasize
                                                                  one or more particular
                                                                  sectors. May also invest up to
                                                                  25% of its total assets in
                                                                  foreign securities

                            MORE INFORMATION ON RISKS


  Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Solution
  Portfolios:

- ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS


  Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Solution Portfolios. Furthermore, ILIAC's allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.


  There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

  Assets will be allocated among asset classes and markets based on judgments made by ILIAC and the Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

- PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY

  The performance of the Solution Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

- TEMPORARY DEFENSIVE POSITIONS


  A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect a Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.


- CONFLICT OF INTEREST


  In making decisions on the allocation of the assets of the Solution Portfolios among the Underlying Funds, ILIAC is subject to several conflicts of interest because it serves as the investment adviser to the Solution Portfolios, and it or an affiliate serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ILIAC, while others do not. ILIAC also subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, ILIAC may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to ILIAC or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, ILIAC may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Solution Portfolio. With respect to a fixed contract issued by ILIAC or an affiliated insurer, ILIAC serves as the investment adviser to the Solution Portfolios, and is therefore subject to competing interests that have the potential to influence its decision making in connection with the selection of a fixed contract or its terms.


  ILIAC has informed the Board that it has developed an investment process using an investment committee to make sure that the Solution Portfolios are managed in the best interests of the shareholders of the Solution Portfolios. Nonetheless, investors bear the risk that the Adviser's allocation decisions may be affected by its conflicts of interest.

           RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

  Each Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:


  ASSET ALLOCATION RISK Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by ILIAC and the Consultant. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


  BANKING CONCENTRATION RISK The risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).


  BORROWING AND LEVERAGE RISK An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost an Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

  CALL RISK During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.


  CONCENTRATION RISK When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

  CONVERTIBLE SECURITIES RISK The value of convertible securities may fall when interest rates rise and increase as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

  CREDIT RISK An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

  CREDIT DERIVATIVES RISK Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

  CURRENCY RISK Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

  Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

  DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

  DEFENSIVE INVESTING RISK An Underlying Fund may invest a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when an Underlying Fund is investing for temporary defensive purposes, which could reduce the underlying returns.

  DEPOSITARY RECEIPT RISK Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

  DERIVATIVES RISK Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

  DIVERSIFICATION RISK Each Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

  EMERGING GROWTH RISK An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

  EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

  EQUITY SECURITIES RISK Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.


  EXTENSION RISK Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

  FOREIGN INVESTMENT RISK Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American depositary receipts ("ADRs"), European depositary receipt ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.


  GEOGRAPHIC FOCUS RISK Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.


  GROWTH INVESTING RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition,

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  earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

  HEADLINE RISK To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.


  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK Because certain Underlying Funds can invest in securities rated below investment grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

  INABILITY TO SELL SECURITIES RISK Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

  INCOME RISK An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.


  INDEX STRATEGY RISK Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.


  INDUSTRY FOCUS RISK To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.


  INTEREST RATE RISK The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


  INVESTMENT STYLE RISK Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.


  INVESTMENT BY FUNDS-OF-FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies, including the funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Solution Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ILIAC will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.


  INVESTMENT MODELS RISK The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.


  IPO RISK Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on an Underlying Fund during the start-up phase when an Underlying Fund's asset base is relatively small. However, there is no assurance that an Underlying Fund will have access to profitable IPOs. As assets grow, the effect of IPOs on an Underlying Fund's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.


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  ISSUER CONCENTRATION RISK Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.


  LARGE POSITIONS RISK An Underlying Fund may establish significant positions in companies which the Underlying Fund's Portfolio Manager has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

  LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

  LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

  MANAGER RISK An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

  MARKET AND COMPANY RISK The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

  MARKET CAPITALIZATION RISK Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

  MARKET TRENDS RISK Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

  MATURITY RISK The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

  MID-CAPITALIZATION COMPANY RISK Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

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  MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.


  OTHER INVESTMENT COMPANIES RISK The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act an Underlying Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of an Underlying Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

  OVER-THE-COUNTER ("OTC") INVESTMENT RISK Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

  PORTFOLIO TURNOVER RISK Changes to the investment of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.


  PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

  The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.


  PRICE VOLATILITY RISK The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

  REAL ESTATE RISK Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single

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  property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

  REPURCHASE AGREEMENT RISK Repurchase agreements involve the repurchase by an Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, an Underlying Fund might not be able to sell the collateral at the desired time.


  RESTRICTED AND ILLIQUID SECURITIES RISK Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

  SECTOR ALLOCATION RISK An Underlying Fund's Portfolio Manager's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

  SECTOR RISK A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

  SECURITIES LENDING RISK An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund.

  SHORT SALES RISK Certain Underlying Funds may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund.


  SMALL-CAPITALIZATION COMPANY RISK Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.


  SOVEREIGN DEBT RISK Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

  SPECIAL SITUATIONS RISK Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.


  UNDERVALUED SECURITIES RISK Prices of securities react to the economic condition of the company that issued the security. An Underlying Fund's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. An Underlying Fund's Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK Some U.S. government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury

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  notes, bills and bonds, as well as indirect obligations such as the Government
  National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.


  VALUE INVESTING RISK Certain Underlying Funds invest in "value" stocks. An Underlying Fund's Portfolio Manager may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the Portfolio Manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

  ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.


                      MANAGEMENT OF THE SOLUTION PORTFOLIOS

  ADVISER

  ING Life Insurance and Annuity Company ("ILIAC"), a Connecticut insurance corporation, serves as the investment adviser to each of the Portfolios. ILIAC has overall responsibility for the management of the Portfolios. ILIAC provides or oversees all investment advisory and portfolio management services for each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


  ILIAC is registered with the SEC as an investment adviser. ILIAC is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.


  As of December 31, 2005, ILIAC managed over $11 billion in registered investment company assets. The principal address of ILIAC is 151 Farmington Avenue, Hartford, Connecticut 06156.

  ILIAC, subject to the supervision of the Board of Directors of the Company (each a "Director" and collectively, "Directors"), acts as a "manager-of-managers" for the Company, and oversees the Company's day-to-day operations. ILIAC may also recommend the appointment of additional or replacement sub-advisers to the Company's Directors. The Company and ILIAC have received exemptive relief from the SEC that permits ILIAC and the Company to add or terminate sub-advisers without shareholder approval. For the fiscal year ended December 31, 2005, ILIAC received $6,471 in advisory fees. The Solution Portfolios pay an advisory fee equal to 0.10% of each Portfolio's daily net assets.


  ILIAC is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

  ILIAC, and not the Solution Portfolios, pay the Consultant a consulting fee equal to the following percentages based on each Portfolio's average daily net assets:

       0.03% of the first $500 million
       0.025% of the next $500 million
       0.02% of the next $1 billion
       0.01% of amounts over $2 billion.

  For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Solution Portfolios' annual shareholder report dated December 31, 2005.


  ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if a Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Solution Portfolios through these insurers, for administrative services provided to the Solution Portfolios. During the year ended December 31, 2005, ILIAC made no payments pursuant to such arrangements with these insurance companies.


  The insurance companies through which investors hold shares of the Solution Portfolios also may pay fees in connection with the distribution of Variable Contracts and for services provided to contract owners and/or Qualified Plan participants. Investors should consult the prospectus and statement of additional information ("SAI") for their Variable Contracts for a discussion of these payments.

- INVESTMENT COMMITTEE

  An Investment Committee of ILIAC reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and determines the asset allocations for the Portfolios.The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations.


  The members of the Investment Committee are: William A. Evans, Shaun P. Mathews, Laurie M. Tillinghast and Stan Vyner.

  WILLIAM A. EVANS, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

  SHAUN P. MATHEWS, President, USFS Mutual Funds and Investment Products, is head of the ING U.S. Financial Services Mutual Funds and Investment Products organization and prior to that, he was chief marketing officer for ING U.S. Financial Services. Mr. Matthews joined ING in 2000. Prior to joining ING, Mr. Matthews was with Aetna Financial Services since 1979, where he held a number of different positions.

  LAURIE M. TILLINGHAST, Senior Vice President, USFS Mutual Funds and Investment Products, has over 25 years experience in the investment product and financial services business. Prior to joining ING in 1995, Ms. Tillinghast was responsible for all investment product development and manager selection of funds at Connecticut Mutual Financial Services.

  STANLEY D. VYNER is Chief Investment Risk Officer. Before taking on that role at the beginning of 2003, Mr. Vyner had, since June 1996, directly overseen the investment management of various parts of ING's assets under management. Mr. Vyner is a non-voting member of the Committee.

  The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Solution Portfolios.

- INFORMATION ABOUT THE CONSULTANT

  The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of ILIAC. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk, a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.


- PORTFOLIO DISTRIBUTION


  Each Portfolio is distributed by ING Financial Advisers, LLC ("Financial Advisers") a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


                             SHAREHOLDER INFORMATION

- CLASSES OF SHARES

  The Fund offers four classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the S Class and ADV Class shares are offered in this Prospectus.


  The Fund has adopted a Shareholder Servicing Plan ("Service Plan") for the S Class and ADV Class shares of each Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to S Class or ADV Class shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Solution Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its S Class and ADV Class shares, respectively.


  The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the ADV Class shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Fund's Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services

  Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its ADV Class shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

- HOW ING COMPENSATES ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS


  ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Solution Portfolios' Rule 12b-1 Plan, the Solution Portfolios' investment adviser or distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Solution Portfolios by those companies. The Solution Portfolios' investment adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Solution Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

  The distributing broker-dealer for the Solution Portfolios is Financial Advisers. Financial Advisers has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Solution Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, ILIAC has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

  ILIAC also has entered into similar agreements with affiliated insurers, including, but not limited to: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING Groep uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Solution Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in Portfolios advised by ING Groep meets certain target levels or increases over time.

  The insurance companies through which investors hold shares of the Solution Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Solution Portfolios, ILIAC, or the distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.


  Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

- COMBINATION WITH ING SOLUTION INCOME PORTFOLIO


  When ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio reach their respective Target Date, they may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.


- NET ASSET VALUE

  The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Solutions Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

  The NAVs of the Solution Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

  Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio's or Underlying Fund's shares.

  When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;
  - Securities of an issuer that has entered into a restructuring;
  - Securities whose trading has been halted or suspended;
  - Fixed-income securities that have gone into default and for which there are not current market value quotations; and
  - Securities that are restricted as to transfer or resale.

  Each Portfolio Manager to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Portfolio Manager makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

  When an insurance company or Qualified Plan buys shares of the Solution Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Solution Portfolios buys shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

- PRICING OF PORTFOLIO SHARES

  Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a that day's price, the order must be received by Market Close. The Solution Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Solution Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

- PURCHASE AND REDEMPTION OF SHARES


  Each Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Solution Portfolios also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolio's and certain other management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Solution Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

  The Solution Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Solution Portfolios serve as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Solution Portfolios' Board directed ILIAC to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Solution Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

  The Solution Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Solution Portfolios to redeem those investments if the plan loses (or in the opinion of ILIAC, is at risk of losing) its Qualified Plan status.

  Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. ILIAC will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Solution Portfolios as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.


- FREQUENT TRADING - MARKET TIMING

  The Solution Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Solution Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

  The Solution Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Solution Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.


  The Solution Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Solution Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ILIAC or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Solution Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Solution Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.


  Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.


  Although the policies and procedures known to the Solution Portfolios that are followed by the financial intermediaries that use the Solution Portfolios and the monitoring by the Solution Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Solution Portfolios will occur. Moreover, decisions about allowing traders in the Solution Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of a Portfolio's shareholders.

- PORTFOLIO HOLDINGS DISCLOSURE POLICY


  A description of the Solution Portfolios' policies and procedures with respect to the disclosure of the Solution Portfolios' securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., a Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolios' website until the Solution Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Solution Portfolios' website is located at www.ingfunds.com.


- DIVIDENDS

  Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

- TAX MATTERS


  Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of
  Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

  The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Solutions Portfolios. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.


- REPORTS TO SHAREHOLDERS


  The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each Portfolio's financial statements, are included in the annual shareholder report. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.


Selected data for a share outstanding for each period:


                                                                        CLASS S                CLASS ADV
                                                                 --------------------    --------------------
                                                                 APRIL 29, 2005(1) TO    APRIL 29, 2005(1) TO
ING SOLUTION INCOME PORTFOLIO                                     DECEMBER 31, 2005       DECEMBER 31, 2005
-----------------------------                                    --------------------    --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $              10.02    $              10.02
                                                                 --------------------    --------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                          0.36+                   0.54+
  Net realized and unrealized gain (loss) on investments                         0.01                   (0.20)
                                                                 --------------------    --------------------
  Total from investment operations                                               0.37                    0.34
                                                                 --------------------    --------------------
Net asset value, end of period                                   $              10.39    $              10.36
                                                                 ====================    ====================
Total return(2)                                                                  3.69%                   3.39%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $                507    $                188
Ratio to average net assets:
Net expenses after expense waiver(3)(4)                                          0.37%                   0.62%
Gross expenses prior to expense waiver(3)(4)                                     0.37%                   0.62%
Net investment income(3)                                                         5.22%                   7.93%
Portfolio turnover rate                                                            21%                     21%



     (1)  COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4)  EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.
       + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                        CLASS S                CLASS ADV
                                                                 --------------------    --------------------
                                                                 APRIL 29, 2005(1) TO    APRIL 29, 2005(1) TO
ING SOLUTION 2015 PORTFOLIO                                       DECEMBER 31, 2005       DECEMBER 31, 2005
---------------------------                                      --------------------    --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $              10.04    $              10.04
                                                                 --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                          0.27+                   0.44+
  Net realized and unrealized gain on investments                                0.46                    0.26
                                                                 --------------------    --------------------
  Total from investment operations                                               0.73                    0.70
                                                                 --------------------    --------------------
Net asset value, end of period                                   $              10.77    $              10.74
                                                                 ====================    ====================
Total return(2)                                                                  7.27%                   6.97%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $              4,114    $              1,032
Ratio to average net assets:
Net expenses after expense waiver(3)(4)                                          0.37%                   0.62%
Gross expenses prior to expense waiver(3)(4)                                     0.37%                   0.62%
Net investment income(3)                                                         3.82%                   6.29%
Portfolio turnover rate                                                            49%                     49%



     (1)  COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4)  EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.
       + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.



                                                                        CLASS S                CLASS ADV
                                                                 --------------------    --------------------
                                                                 APRIL 29, 2005(1) TO    APRIL 29, 2005(1) TO
ING SOLUTION 2025 PORTFOLIO                                       DECEMBER 31, 2005       DECEMBER 31, 2005
---------------------------                                      --------------------    --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $              10.05    $              10.05
                                                                 --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                          0.24+                   0.24+
  Net realized and unrealized gain on investments                                0.71                    0.68
                                                                 --------------------    --------------------
  Total from investment operations                                               0.95                    0.92
                                                                 --------------------    --------------------
Net asset value, end of period                                   $              11.00    $              10.97
                                                                 ====================    ====================
Total return(2)                                                                  9.45%                   9.15%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $             15,503    $                944
Ratio to average net assets:
Net expenses after expense waiver(3)(4)                                          0.37%                   0.62%
Gross expenses prior to expense waiver(3)(4)                                     0.37%                   0.62%
Net investment income(3)                                                         3.38%                   3.37%
Portfolio turnover rate                                                            47%                     47%



     (1)  COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4)  EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.
       + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:


                                                                        CLASS S                CLASS ADV
                                                                 --------------------    --------------------
                                                                 APRIL 29, 2005(1) TO    APRIL 29, 2005(1) TO
ING SOLUTION 2035 PORTFOLIO                                       DECEMBER 31, 2005       DECEMBER 31, 2005
---------------------------                                      --------------------    --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $              10.07    $              10.07
                                                                 --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                          0.23+                   0.34+
  Net realized and unrealized gain on investments                                0.86                    0.72
                                                                 --------------------    --------------------
  Total from investment operations                                               1.09                    1.06
                                                                 --------------------    --------------------
Net asset value, end of period                                   $              11.16    $              11.13
                                                                 ====================    ====================
Total return(2)                                                                 10.82%                  10.53%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $              4,656    $                542
Ratio to average net assets:
Net expenses after expense waiver(3)(4)                                          0.37%                   0.62%
Gross expenses prior to expense waiver(3)(4)                                     0.37%                   0.62%
Net investment income(3)                                                         3.16%                   4.59%
Portfolio turnover rate                                                            33%                     33%



     (1)  COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4)  EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.
       + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.



                                                                        CLASS S                CLASS ADV
                                                                 --------------------    --------------------
                                                                 APRIL 29, 2005(1) TO    APRIL 29, 2005(1) TO
ING SOLUTION 2045 PORTFOLIO                                       DECEMBER 31, 2005       DECEMBER 31, 2005
---------------------------                                      --------------------    --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $              10.08    $              10.08
                                                                 --------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                          0.08+                   0.19+
  Net realized and unrealized gain on investments                                1.21                    1.08
                                                                 --------------------    --------------------
  Total from investment operations                                               1.29                    1.27
                                                                 --------------------    --------------------
Net asset value, end of period                                   $              11.37    $              11.35
                                                                 ====================    ====================
Total return(2)                                                                 12.80%                  12.60%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $                783    $                334
Ratio to average net assets:
Net expenses after expense waiver(3)(4)                                          0.37%                   0.62%
Gross expenses prior to expense waiver(3)(4)                                     0.37%                   0.62%
Net investment income(3)                                                         1.11%                   2.54%
Portfolio turnover rate                                                           106%                    106%



     (1)  COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4)  EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.
       + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

  For investors who want more information about the Company, the following documents are available free upon request:


  - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 28, 2006, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.
  - ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS: Additional information about the Company's investments is available in the Company's annual shareholder report to shareholders dated December 31, 2005. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.


  For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.


  The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.


                                        Investment Company Act File No. 811-8319

APRIL 28, 2006                           PROSPECTUS -- INITIAL CLASS ("I CLASS")

--------------------------------------------------------------------------------
                               ING PARTNERS, INC.

- ING SOLUTION INCOME PORTFOLIO

- ING SOLUTION 2015 PORTFOLIO

- ING SOLUTION 2025 PORTFOLIO

- ING SOLUTION 2035 PORTFOLIO

- ING SOLUTION 2045 PORTFOLIO

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.


THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN THE INITIAL CLASS SOLUTION PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT: IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE SOLUTION PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.


AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Solution Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

     TABLE OF CONTENTS


                                                                                                           Page
INTRODUCTION                                                                                                  1

    Description of the Solution Portfolios                                                                    3

PORTFOLIO SUMMARIES

    ING Solution Income Portfolio                                                                             4

    ING Solution 2015 Portfolio                                                                               5

    ING Solution 2025 Portfolio                                                                               6

    ING Solution 2035 Portfolio                                                                               7

    ING Solution 2045 Portfolio                                                                               8

PORTFOLIO FEES AND EXPENSES                                                                                   9

    More Information on Investment Strategies                                                                12

    Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds             13

    More Information on Risks                                                                                28

    Management of the Solution Portfolios                                                                    35

    Portfolio Distribution                                                                                   36

    Shareholder Information                                                                                  36

FINANCIAL HIGHLIGHTS                                                                                         41

- ING PARTNERS, INC.


  ING Partners, Inc. ("Company") is a mutual fund authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the ING Solution Portfolios listed below (each a "Portfolio" and collectively, the "Solution Portfolios"). Each Portfolio seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds. ING Life Insurance and Annuity Company ("ILIAC") serves as the investment adviser of each Portfolio. Not all of the Company's Portfolios are offered in this Prospectus.

  Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.

  Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies.


                                  INTRODUCTION

- AN INTRODUCTION TO THE SOLUTION PORTFOLIOS

  The Solution Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

  The Solution Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies" on page 12 and "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 of this Prospectus.

  Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Solution Portfolios in the context of your personal financial situation, investment objectives and other investments.


  Shares of the Solution Portfolios may be offered to Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies.


  This Prospectus explains the investment objective, strategies and risks of each of the Solution Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

- CLASSES OF SHARES

  Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Initial Class ("I Class") shares. For more information about share classes, please refer to the section of this Prospectus entitled "Shareholder Information -- Classes of Shares."

- AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

  ILIAC is the investment adviser of each Portfolio. ILIAC is an indirect, wholly-owned subsidiary of ING Groep, N.V. ("ING Groep") (NYSE.ING) one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

  ING Investment Management Co. ("Consultant") is a consultant to ILIAC. Both ILIAC and the Consultant are wholly-owned, indirect subsidiaries of ING Groep. ILIAC and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios that will be constructed and managed in accordance with the following processes:


  ILIAC uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described as follows:

  1. In the first stage, the mix of asset classes (I.E., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Solution Portfolios is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

  2. The Consultant will also provide tactical allocation recommendations to ILIAC, to overweight certain sub-asset classes and style tilts within the Target Allocations, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable ILIAC to shift into those sub-asset classes that are expected to outperform under certain market conditions. ILIAC has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of ILIAC quarterly or as warranted by market conditions.

  3. The Target Allocations may be changed at any time by ILIAC. For ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, over time, the allocations within the Target Allocations will change at specific intervals to some predefined new Target Allocation mix that is more conservative (I.E., has reduced allocations to equity securities). Each Portfolio is designed primarily for long-term investors in tax-advantaged accounts. With the exception of ING Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date ("Target Date") as follows: 2045, 2035, 2025 and 2015. For example, investors looking to retire in or near the year 2045 would likely choose ING Solution 2045 Portfolio and the mix of this Portfolio would migrate toward that of ING Solution 2035 Portfolio in 10 years time, ING Solution 2025 Portfolio in 20 years time, ING Solution 2015 Portfolio in 30 years time and finally combine with ING Solution Income Portfolio after 40 years or about 2045. The ING Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon. In summary, for ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, the mix of investments in the Target Allocations will change over time and are expected to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

  The Investment Committee of ILIAC will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for each Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

  A Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

                     DESCRIPTION OF THE SOLUTION PORTFOLIOS

- SOLUTION PORTFOLIOS AT A GLANCE

  The following table summarizes the investment objective, target asset mix, target sub-asset class mix, and main risks of each Portfolio, and it is intended to help you make comparisons among the Solution Portfolios. As with all mutual funds, there can be no assurance that the Solution Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.


                             ING SOLUTION          ING SOLUTION         ING SOLUTION         ING SOLUTION        ING SOLUTION
                           INCOME PORTFOLIO       2015 PORTFOLIO       2025 PORTFOLIO       2035 PORTFOLIO      2045 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER        ING Life Insurance   ING Life Insurance   ING Life Insurance   ING Life Insurance   ING Life Insurance
                          and Annuity Company  and Annuity Company  and Annuity Company  and Annuity Company  and Annuity Company

INVESTMENT PROFILE        You are within 5     You plan to retire   You plan to retire   You plan to retire   You plan to retire
                          years of your        or reach your        or reach your        or reach your        or reach your
                          retirement years or  financial goal       financial goal       financial goal       financial goal
                          your financial goal  target date between  target date between  target date between  target date between
                          target date.         2011 and 2020.       2021 and 2030.       2031 and 2040.       2041 and 2050.

  SHORTER INVESTMENT HORIZON     ---------------------------------------------------------------     LONGER INVESTMENT HORIZON

INVESTMENT OBJECTIVE      A combination of     Until the day prior  Until the day prior  Until the day prior  Until the day prior
                          total return and     to its Target Date,  to its Target Date,  to its Target Date,  to its Target Date,
                          stability of         the Portfolio will   the Portfolio will   the Portfolio will   the Portfolio will
                          principal            seek to provide      seek to provide      seek to provide      seek to provide
                          consistent with an   total return         total return         total return         total return
                          asset allocation     consistent with an   consistent with an   consistent with an   consistent with an
                          targeted to          asset allocation     asset allocation     asset allocation     asset allocation
                          retirement.          targeted at          targeted at          targeted at          targeted at
                                               retirement in        retirement in        retirement in        retirement in
                                               approximately 2015.  approximately 2025.  approximately 2035.  approximately 2045.
                                               On the Target Date,  On the Target Date,  On the Target Date,  On the Target Date,
                                               the investment       the investment       the investment       the investment
                                               objective will be to objective will be to objective will be to objective will be to
                                               seek to provide a    seek to provide a    seek to provide a    seek to provide a
                                               combination of total combination of total combination of total combination of total return and stability return and stability return and stability return and stability
                                               of principal         of principal         of principal         of principal
                                               consistent with an   consistent with an   consistent with an   consistent with an
                                               asset allocation     asset allocation     asset allocation     asset allocation
                                               targeted to          targeted to          targeted to          targeted to
                                               retirement.          retirement.          retirement.          retirement.

TARGET ASSET MIX          A combination of     A combination of     A combination of     A combination of     A combination of
(AS OF APRIL 28, 2006)    Underlying Funds     Underlying Funds     Underlying Funds     Underlying Funds     Underlying Funds
                          according to a fixed according to a fixed according to a fixed according to a fixed according to a fixed
                          formula that over    formula that over    formula that over    formula that over    formula that over
                          time should reflect  time should reflect  time should reflect  time should reflect  time should reflect
                          an allocation of     an allocation of     an allocation of     an allocation of     an allocation of
                          approximately 20% in approximately 45% in approximately 65% in approximately 80% in approximately 90% in
                          equity securities    equity securities    equity securities    equity securities    equity securities
                          and 80% in           and 55% in           and 35% in           and 20% in           and 10% in
                          fixed-income         fixed-income         fixed-income         fixed-income         fixed-income
                          securities and cash  securities and cash  securities and cash  securities and cash  securities and cash
                          equivalents          equivalents          equivalents          equivalents          equivalents

                              ING SOLUTION         ING SOLUTION         ING SOLUTION         ING SOLUTION         ING SOLUTION
                            INCOME PORTFOLIO      2015 PORTFOLIO       2025 PORTFOLIO       2035 PORTFOLIO       2045 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
TARGET SUB-ASSET CLASS
MIX
(AS OF APRIL 28, 2006)(1) U.S. Large Cap       U.S. Large Cap       U.S. Large Cap       U.S. Large Cap       U.S. Large Cap
                           Blend          17%   Blend          15%   Blend          10%   Blend          10%   Blend          10%

                          U.S. Large Cap       U.S. Large Cap       U.S. Large Cap       U.S. Large Cap       U.S. Large Cap
                           Growth          0%   Growth         12%   Growth         19%   Growth         24%   Growth         27%

                          U.S. Large Cap       U.S. Large Cap       U.S. Large Cap       U.S. Large Cap       U.S. Large Cap
                           Value           0%   Value           5%   Value          12%   Value          16%   Value          18%

                          U.S. Mid Cap     0%  U.S. Mid Cap     0%  U.S. Mid Cap     3%  U.S. Mid Cap     4%  U.S. Mid Cap     5%

                          U.S. Small Cap   0%  U.S. Small Cap   0%  U.S. Small Cap   6%  U.S. Small Cap   8%  U.S. Small Cap  10%

                          Non-U.S./            Non-U.S./            Non-U.S./            Non-U.S./            Non-U.S./
                           International   3%   International   8%   International  10%   International  13%   International  15%

                          Real Estate      0%  Real Estate      5%  Real Estate      5%  Real Estate      5%  Real Estate      5%

                          Intermediate-Term    Intermediate-Term    Intermediate-Term    Intermediate-Term    Intermediate-Term
                           Bond           45%   Bond           30%   Bond           20%   Bond           20%   Bond           10%

                          High Yield           High Yield           High Yield           High Yield           High Yield
                           Bond           10%   Bond           10%   Bond            5%   Bond            0%   Bond            0%

                          Short-Term           Short-Term           Short-Term           Short-Term           Short-Term
                           Bond           25%   Bond           15%   Bond           10%   Bond            0%   Bond            0%

       LOWER RISK       ---------------------------------------------------------------------------------       HIGHER RISK

MAIN RISKS

THE SOLUTION PORTFOLIOS   Asset allocation     Asset allocation     Asset allocation     Asset allocation     Asset allocation
ARE EXPOSED TO THE SAME   risk, credit risk,   risk, credit risk,   risk, credit risk,   risk, credit risk,   risk, credit risk,
RISKS AS THE UNDERLYING   equity securities    equity securities    equity securities    equity securities    equity securities
FUNDS IN DIRECT           risk, foreign        risk, foreign        risk, foreign        risk, foreign        risk, foreign
PROPORTION TO THE         investment risk,     investment risk,     investment risk,     investment risk,     investment risk,
ALLOCATION OF ASSETS      high-yield, lower    high-yield, lower    high-yield, lower    interest rate risk,  interest rate risk,
AMONG UNDERLYING FUNDS.   grade debt           grade debt           grade debt           market and company   market and company
AN INVESTOR MAY LOSE      securities risk,     securities risk,     securities risk,     risk, other          risk, other
MONEY IN EACH PORTFOLIO.  interest rate risk,  interest rate risk,  interest rate risk,  investment companies investment companies
                          market and company   market and company   market and company   risk, prepayment or  risk, prepayment or
                          risk, other          risk, other          risk, other          call risk, real      call risk, real
                          investment companies investment companies investment companies estate risk and      estate risk and
                          risk and prepayment  risk, prepayment or  risk, prepayment or  small-capitalization small-capitalization
                          or call risk         call risk and real   call risk, real      company risk         company risk
                                               estate risk          estate risk and
                                                                    small-capitalization
                                                                    company risk



(1) Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

                          ING SOLUTION INCOME PORTFOLIO

- INVESTMENT OBJECTIVE

  Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire soon or are already retired.


  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                  U.S. Large-Capitalization Stocks--Blend     17%
                  U.S. Large-Capitalization Stocks--Growth     0%
                  U.S. Large-Capitalization Stocks--Value      0%
                  U.S. Mid-Capitalization Stocks               0%
                  U.S. Small-Capitalization Stocks             0%
                  Non-U.S./International Stocks                3%
                  Real Estate Stocks                           0%
                  Intermediate-Term Bonds                     45%
                  High Yield Bonds                            10%
                  Short-Term Bonds                            25%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2015 PORTFOLIO

- INVESTMENT OBJECTIVE

  Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2015.


  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                  U.S. Large-Capitalization Stocks--Blend/Core    15%
                  U.S. Large-Capitalization Stocks--Growth        12%
                  U.S. Large-Capitalization Stocks--Value          5%
                  U.S. Mid-Capitalization Stocks                   0%
                  U.S. Small-Capitalization Stocks                 0%
                  Non-U.S./International Stocks                    8%
                  Real Estate Stocks                               5%
                  Intermediate-Term Bonds                         30%
                  High Yield Bonds                                10%
                  Short-Term Bonds                                15%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2025 PORTFOLIO

- INVESTMENT OBJECTIVE

  Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2025.


  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                  U.S. Large-Capitalization Stocks--Blend/Core    10%
                  U.S. Large-Capitalization Stocks--Growth        19%
                  U.S. Large-Capitalization Stocks--Value         12%
                  U.S. Mid-Capitalization Stocks                   3%
                  U.S. Small-Capitalization Stocks                 6%
                  Non-U.S./International Stocks                   10%
                  Real Estate Stocks                               5%
                  Intermediate-Term Bonds                         20%
                  High Yield Bonds                                 5%
                  Short-Term Bonds                                10%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2035 PORTFOLIO

- INVESTMENT OBJECTIVE

  Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2035.

  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                  U.S. Large-Capitalization Stocks--Blend/Core    10%
                  U.S. Large-Capitalization Stocks--Growth        24%
                  U.S. Large-Capitalization Stocks--Value         16%
                  U.S. Mid-Capitalization Stocks                   4%
                  U.S. Small-Capitalization Stocks                 8%
                  Non-U.S./International Stocks                   13%
                  Real Estate Stocks                               5%
                  Intermediate-Term Bonds                         20%
                  High Yield Bonds                                 0%
                  Short-Term Bonds                                 0%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2045 PORTFOLIO

- INVESTMENT OBJECTIVE

  Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

- PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2045.

  The Portfolio's current approximate target investment allocations (expressed as a percentage of its nets assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                  U.S. Large-Capitalization Stocks--Blend/Core    10%
                  U.S. Large-Capitalization Stocks--Growth        27%
                  U.S. Large-Capitalization Stocks--Value         18%
                  U.S. Mid-Capitalization Stocks                   5%
                  U.S. Small-Capitalization Stocks                10%
                  Non-U.S./International Stocks                   15%
                  Real Estate Stocks                               5%
                  Intermediate-Term Bonds                         10%
                  High Yield Bonds                                 0%
                  Short-Term Bonds                                 0%



  The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


- PRINCIPAL RISKS

  As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

  The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK


  If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


- PORTFOLIO PERFORMANCE

  The value of your shares will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           PORTFOLIO FEES AND EXPENSES


  The table that follows shows the fees and expenses you pay if you buy and hold Class I shares of a Portfolio. "Direct Annual Portfolio Operating Expenses" shows the net operating expenses paid directly by each Portfolio. "Indirect Annual Operating Expenses" shows the net operating expenses of each Underlying Fund. Shareholders of a Portfolio will indirectly bear the expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the expenses paid by a Portfolio may vary from year to year.


  Your Variable Contract is a contract between you and the issuing life insurance company. The Company and the Solution Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The fees and expenses of the Solution Portfolios are not fixed or specified under the terms of your Variable Contract. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

  SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not Applicable

                                 I CLASS SHARES
                   DIRECT ANNUAL PORTFOLIO OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                            OTHER EXPENSES(1)                                           TOTAL NET
                                                      -------------------------------    TOTAL           WAIVERS,         ANNUAL
                         MANAGEMENT    DISTRIBUTION      ADMIN.         SHAREHOLDER    OPERATING      REIMBURSEMENTS    OPERATING
  PORTFOLIO                 FEES       (12b-1) FEES   SERVICES FEE     SERVICES FEE     EXPENSES    AND RECOUPMENTS(2)   EXPENSES
  ---------             ------------   -------------  -------------   ---------------  ----------   ------------------  ----------
  ING Solution Income       0.10%          None           0.02%            None           0.12%             -              0.12%
  ING Solution 2015         0.10%          None           0.02%            None           0.12%             -              0.12%
  ING Solution 2025         0.10%          None           0.02%            None           0.12%             -              0.12%
  ING Solution 2035         0.10%          None           0.02%            None           0.12%             -              0.12%
  ING Solution 2045         0.10%          None           0.02%            None           0.12%             -              0.12%


----------

  (1) This table shows the estimated operating expenses for I Class shares of each Portfolio as a ratio of expenses to average daily net assets. Because the Solution Portfolios had not commenced operations as of December 31, 2005, "Other Expenses" are estimated for the current fiscal year.
  (2) ILIAC, the adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limitation agreement will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.


                       INDIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


  In addition to the expenses of each Portfolio discussed above, shareholders in each Portfolio will indirectly bear the proportionate expenses in an amount equal to the expenses of the Class I shares of the Underlying Funds. Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2005.



                                                         TOTAL ANNUAL
                                                          OPERATING      FEE WAIVER BY   NET OPERATING
  UNDERLYING FUNDS                                         EXPENSES         ADVISER        EXPENSES
  ----------------                                      --------------   --------------  --------------
  ING AllianceBernstein Mid Cap Growth Portfolio             0.78%             -              0.78%
  ING American Century Large Company Value Portfolio         1.00%             -              1.00%
  ING American Century Select Portfolio                      0.66%             -              0.66%
  ING American Century Small-Mid Cap Value Portfolio         1.25%             -              1.25%

                                                                 TOTAL ANNUAL      FEE WAIVER/
                                                                  OPERATING        RECOUPMENT     NET OPERATING
  UNDERLYING FUNDS                                                 EXPENSES        BY ADVISER        EXPENSES
  ----------------                                               ------------      -----------    -------------
  ING Baron Asset Portfolio(1)                                       1.16%           (0.11)%           1.05%
  ING Baron Small Cap Growth Portfolio                               1.25%           (0.05)%           1.20%
  ING Capital Guardian Small/Mid Cap Portfolio                       0.66%               -             0.66%
  ING Capital Guardian U.S. Equities Portfolio                       0.75%               -             0.75%
  ING Columbia Small Cap Value II Portfolio(2)                       0.95%               -             0.95%
  ING Davis Venture Value Portfolio                                  0.90%               -             0.90%
  ING Disciplined Small Cap Value Portfolio(2)                       0.75%               -             0.75%
  ING Eagle Asset Capital Appreciation Portfolio                     0.66%               -             0.66%
  ING Evergreen Omega Portfolio                                      0.60%               -             0.60%
  ING FMR(SM) Diversified Mid Cap Portfolio(2)                       0.66%               -             0.66%
  ING FMR(SM) Earnings Growth Portfolio(1)                           0.73%           (0.05)%           0.68%
  ING Fundamental Research Portfolio                                 0.80%               -             0.80%
  ING Global Real Estate Portfolio(1)                                1.01%           (0.01)%           1.00%
  ING Goldman Sachs(R) Capital Growth Portfolio                      1.05%               -             1.05%
  ING Goldman Sachs(R) Structured Equity Portfolio                   0.90%               -             0.90%
  ING Janus Contrarian Portfolio                                     0.80%               -             0.80%
  ING JPMorgan International Portfolio                               1.00%               -             1.00%
  ING JPMorgan Mid Cap Value Portfolio                               1.00%               -             1.00%
  ING JPMorgan Small Cap Equity Portfolio                            0.89%           (0.02)%           0.87%
  ING JPMorgan Value Opportunities Portfolio(1)                      0.53%               -             0.53%
  ING Julius Baer Foreign Portfolio                                  0.92%               -             0.92%
  ING Legg Mason Partners Aggressive Growth Portfolio                0.81%               -             0.81%
  ING Legg Mason Partners All Cap Portfolio                          0.75%               -             0.75%
  ING Legg Mason Partners Large Cap Growth Portfolio                 0.84%               -             0.84%
  ING Legg Mason Value Portfolio                                     0.79%               -             0.79%
  ING Limited Maturity Bond Portfolio                                0.29%               -             0.29%
  ING Lord Abbett Affiliated Portfolio                               0.75%               -             0.75%
  ING Lord Abbett U.S. Government Securities Portfolio(1)            0.71%               -             0.71%
  ING Marisco Growth Portfolio                                       0.76%               -             0.76%
  ING Marisco International Opportunities Portfolio(1)               0.77%           (0.09)%           0.68%
  ING Mercury Large Cap Growth Portfolio(1)                          0.81%           (0.05)%           0.76%
  ING Mercury Large Cap Value Portfolio                              0.82%           (0.04)%           0.78%
  ING MFS Capital Opportunities Portfolio                            0.90%               -             0.90%
  ING MFS Mid Cap Growth Portfolio                                   0.64%           (0.01)%           0.63%
  ING Neuberger Berman Partners Portfolio(1)                         0.82%           (0.15)%           0.67%
  ING Neuberger Berman Regency Portfolio(1)                          0.97%           (0.09)%           0.88%
  ING Oppenheimer Main Street Portfolio(R)                           0.64%               -             0.64%
  ING Oppenheimer Strategic Income Portfolio                         0.54%               -             0.54%
  ING PIMCO High Yield Portfolio(1)                                  0.50%               -             0.50%
  ING PIMCO Total Return Portfolio                                   0.85%               -             0.85%
  ING Pioneer Fund Portfolio(1)                                      0.75%           (0.04)%           0.71%
  ING Pioneer High Yield Portfolio(1)                                0.81%           (0.06)%           0.75%
  ING Pioneer Mid Cap Value Portfolio(1)                             0.65%               -             0.65%
  ING Templeton Foreign Equity Portfolio(1)                          1.03%           (0.05)%           0.98%
  ING T. Rowe Diversified Mid Cap Growth Portfolio                   0.66%               -             0.66%

                                                                 TOTAL ANNUAL      FEE WAIVER/
                                                                   OPERATING       RECOUPMENT     NET OPERATING
  UNDERLYING FUNDS                                                 EXPENSES        BY ADVISER        EXPENSES
  ----------------                                               ------------      -----------    -------------
  ING T. Rowe Price Equity Income Portfolio                          0.65%               -             0.65%
  ING T. Rowe Price Growth Equity Portfolio                          0.75%               -             0.75%
  ING UBS U.S. Large Cap Equity Portfolio                            0.85%               -             0.85%
  ING UBS U.S. Small Cap Growth Portfolio(2)                         1.11%           (0.11)%           1.00%
  ING Van Kampen Comstock Portfolio                                  0.83%               -             0.83%
  ING Van Kampen Equity Growth Portfolio                             0.68%           (0.02)%           0.66%
  ING Van Kampen Real Estate Portfolio                               0.65%               -             0.65%
  ING VP Growth and Income Portfolio                                 0.59%               -             0.59%
  ING VP Growth Portfolio                                            0.69%               -             0.69%
  ING VP High Yield Bond Portfolio                                   0.83%           (0.12)%           0.71%
  ING VP Index Plus International Equity Portfolio(1)                0.79%           (0.24)%           0.55%
  ING VP Index Plus LargeCap Portfolio                               0.45%               -             0.45%
  ING VP Index Plus MidCap Portfolio                                 0.49%               -             0.49%
  ING VP Index Plus SmallCap Portfolio                               0.49%               -             0.49%
  ING VP Intermediate Bond Portfolio                                 0.49%               -             0.49%
  ING VP International Equity Portfolio                              1.00%            0.14%            1.14%
  ING VP International Value Portfolio                               1.22%           (0.22)%           1.00%
  ING VP LargeCap Growth Portfolio                                   1.53%           (0.68)%           0.85%
  ING VP MidCap Opportunities Portfolio                              0.97%           (0.07)%           0.90%
  ING VP Money Market Portfolio                                      0.35%               -             0.35%
  ING VP Real Estate Portfolio                                       0.96%            0.08%            1.04%
  ING VP Small Company Portfolio                                     0.85%               -             0.85%
  ING VP SmallCap Opportunities Portfolio                            0.96%           (0.06)%           0.90%
  ING VP Value Opportunity Portfolio                                 0.70%               -             0.70%
  ING Wells Fargo Mid Cap Disciplined Portfolio                      0.66%               -             0.66%
  ING Wells Fargo Small Cap Disciplined Portfolio(1)                 0.98%           (0.11)%           0.87%


----------

  (1) Because the Underlying Fund did not have a full calendar year of operations as of December 31, 2005, the expenses are estimated for the current fiscal year.
  (2) Because the Underlying Fund had not commenced operations as of the date of this Prospectus, the expenses are estimated for the current fiscal year.


                                 I CLASS SHARES
                               NET EXPENSE RATIOS
               (INCLUDING DIRECT AND INDIRECT OPERATING EXPENSES)

  The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:


                                                                    TOTAL                              NET
                                                                  OPERATING       WAIVERS AND       OPERATING
  PORTFOLIO                                                        EXPENSES      REIMBURSEMENTS      EXPENSE
  ---------                                                       ---------      --------------     ---------
  ING Solution Income                                                0.62%           (0.01)%           0.61%
  ING Solution 2015                                                  0.71%           (0.01)%           0.70%
  ING Solution 2025                                                  0.81%           (0.02)%           0.79%
  ING Solution 2035                                                  0.86%           (0.02)%           0.84%
  ING Solution 2045                                                  0.89%           (0.02)%           0.87%



  These expense ratios are estimates based on the Target Allocations among the Underlying Funds based upon information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2005. The actual expense ratios may vary based upon the expense ratio of, and the underlying allocation to, the Underlying Funds.

  EXAMPLE


  The Example is intended to help you compare the cost of investing in I Class shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the I Class shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the I Class' direct and indirect operating expenses remain the same. The Example does not reflect expenses of a Variable Contract that may use the Solution Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.



  PORTFOLIO                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
  ING Solution Income             $     62  $    198  $    345  $    773
  ING Solution 2015(1)            $     72  $    226  $    394  $    882
  ING Solution 2025(1)            $     81  $    257  $    448  $  1,000
  ING Solution 2035(1)            $     86  $    272  $    475  $  1,059
  ING Solution 2045(1)            $     89  $    282  $    491  $  1,094


----------

  (1) The Example numbers reflect any expense limitations of the Underlying Funds for the one-year period and the first year of the three-year, five-year and ten-year periods.



                    MORE INFORMATION ON INVESTMENT STRATEGIES


- MORE ON THE ASSET ALLOCATION PROCESS


  As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ILIAC determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.


  Periodically, based upon a variety of quantitative and qualitative factors, ILIAC uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

  The factors considered may include the following:

  (i)   the investment objective of each Portfolio and each of the Underlying
        Funds;

  (ii)  economic and market forecasts;

  (iii) proprietary and third-party reports and analyses;

  (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

  (v)   the correlation and covariance among Underlying Funds.

  As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. ILIAC will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Solution Portfolios and the Underlying Funds.

  ILIAC intends to rebalance the Portfolios on a quarterly basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored, but rebalancing will generally not take place more frequently than quarterly. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, ILIAC may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, ILIAC will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If ILIAC believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

- INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS


  Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Solution Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Solution Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks" on page 28 of this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.


  You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                          RISKS OF THE UNDERLYING FUNDS


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING                   Long-term total       Invests at least 80% of assets  Convertible securities risk,
Directed Services,    AllianceBernstein     return.               in mid-capitalization           derivatives risk, foreign
Inc.                  Mid Cap Growth                              companies (defined as           investment risk, growth stock
                      Portfolio                                   companies that have a market    risk, manager risk, market and
SUB-ADVISER:                                                      capitalization within the       company risk, market
Alliance Capital                                                  range of companies in the       capitalization risk,
Management L.P.                                                   Russell Midcap(R) Growth        mid-capitalization company
                                                                  Index). May also invest in      risk, portfolio turnover risk,
                                                                  convertibles, investment grade  securities lending risk and
                                                                  instruments, U.S. government    U.S. government securities
                                                                  securities and high quality,    risk.
                                                                  short-term obligations
                                                                  (including repurchase
                                                                  agreements, bankers'
                                                                  acceptances and domestic
                                                                  certificates of deposit) and
                                                                  foreign securities. May write
                                                                  exchange-traded covered call
                                                                  options on up to 25% of
                                                                  assets, may make secured loans
                                                                  on up to 25% of assets, may
                                                                  enter into repurchase
                                                                  agreements on up to 10% of
                                                                  assets and may enter into
                                                                  futures contracts on
                                                                  securities indices and options
                                                                  on such futures contracts.

INVESTMENT ADVISER:   ING American Century  Long-term capital     Invests at least 80% of assets  Convertible securities risk,
ING Life Insurance    Large Company Value   growth Income is a    in equity securities of         currency risk, debt securities
and Annuity Company   Portfolio             secondary objective.  large-capitalization companies  risk, derivatives risk,
                                                                  (those with market              foreign investment risk,
SUB-ADVISER:                                                      capitalizations similar to      market and company risk,
American Century                                                  companies in the Russell        undervalued securities risk
Investment                                                        1000(R) Index). Equity          and value investing risk.
Management, Inc.                                                  securities include common and
                                                                  preferred stock and
                                                                  equity-equivalent securities,
                                                                  such as debt securities and
                                                                  preferred stock convertible
                                                                  into common stock and stock or
                                                                  stock index futures contracts.
                                                                  May also invest in
                                                                  derivatives, foreign
                                                                  securities, debt securities of
                                                                  companies, debt obligations of
                                                                  governments and their agencies
                                                                  or other similar securities.

INVESTMENT ADVISER:   ING American Century  Long-term capital     Invests in stocks of companies  Convertible securities risk,
ING Life Insurance    Select Portfolio      growth.               the Sub-Adviser believes will   currency risk, debt securities
and Annuity Company                                               increase in value over time.    risk, derivatives risk, equity
                                                                  Generally invests in larger     securities risk, foreign
SUB-ADVISER:                                                      companies, although it may      investment risk, growth
American Century                                                  invest in companies of any      investing risk, market and
Investment                                                        size. May invest in foreign     company risk and portfolio
Management, Inc.                                                  companies located and doing     turnover risk.
                                                                  business in foreign countries.
                                                                  May invest a portion of its
                                                                  assets in debt securities,
                                                                  preferred stock and equity
                                                                  equivalent securities, such as
                                                                  convertible securities, stock
                                                                  futures contracts or stock
                                                                  index future contracts.

INVESTMENT ADVISER:   ING American Century  Long-term capital     At least 80% of assets in U.S.  Convertible securities risk,
ING Life Insurance    Small-Mid Cap Value   growth, income is a   equity securities of small-     currency risk, debt securities
and Annuity Company   Portfolio             secondary objective.  mid-capitalization companies.   risk, derivatives risk, equity
                                                                  Small- mid-capitalization       securities risk, foreign
SUB-ADVISER:                                                      companies include those with a  investment risk, market and
American Century                                                  market capitalization at the    company risk,
Investment                                                        time of purchase within the     mid-capitalization company
Management, Inc.                                                  range of the Russell 2800(R)    risk, portfolio turnover risk,
                                                                  Index. May invest in            small-capitalization company
                                                                  derivatives, foreign            risk, undervalued securities
                                                                  securities, debt securities of  risk and value investing risk.
                                                                  companies, debt obligations of
                                                                  governments and other similar
                                                                  securities. Equity securities
                                                                  include common and preferred
                                                                  stock and equity-equivalent
                                                                  securities, such as debt
                                                                  securities and preferred stock
                                                                  convertible into common stock
                                                                  and stock or stock index
                                                                  futures contracts.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                    RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Baron Asset       Capital               Invests primarily in common     Convertible securities risk,
ING Life Insurance    Portfolio             appreciation.         stocks of small- and mid-sized  debt securities risk,
and Annuity Company                                               companies (those that have a    depositary receipt risk,
                                                                  market capitalization of less   derivatives risk, equity
SUB-ADVISER:                                                      than $8 billion). May invest    securities risk, foreign
BAMCO, Inc.                                                       in equity-type securities, in   investment risk, high yield,
                                                                  addition to common stocks,      lower-grade debt securities
                                                                  such as convertible bonds and   risk, large positions risk,
                                                                  debentures, preferred stocks,   liquidity risk, market and
                                                                  warrants and convertible        company risk,
                                                                  preferred stocks. May also      mid-capitalization company
                                                                  invest in debt securities,      risk, securities lending risk,
                                                                  including notes, bonds,         small-capitalization company
                                                                  debentures and money market     risk and value investing risk.
                                                                  instruments. Debt securities
                                                                  may be rated or unrated, and
                                                                  may include
                                                                  below-investment-grade
                                                                  securities or "junk bonds" or
                                                                  unrated securities of
                                                                  equivalent credit quality. May
                                                                  invest up to 10% of its net
                                                                  assets in illiquid securities.
                                                                  May invest, without limit, in
                                                                  American Depositary Receipts,
                                                                  and up to 10% of its assets in
                                                                  Global Depositary Receipts and
                                                                  European Depositary Receipts.
                                                                  The Portfolio may also engage
                                                                  in derivatives transactions.

INVESTMENT ADVISER:   ING Baron Small Cap   Capital               Invests at least 80% of assets  Credit risk, equity securities
ING Life Insurance    Growth Portfolio      appreciation.         in securities of smaller        risk, growth investing risk,
and Annuity Company                                               companies with market values    large positions risk, market
                                                                  under $2.5 billion.             and company risk and
SUB-ADVISER:                                                                                      small-capitalization company
BAMCO, Inc.                                                                                       risk.

INVESTMENT ADVISER:   ING Capital Guardian  Long-term capital     Invests at least 80% of assets  Convertible securities risk,
Directed Services,    Small/Mid Cap         appreciation.         in equity securities of small-  depositary receipt risk,
Inc.                  Portfolio                                   and mid-capitalization          equity securities risk,
                                                                  companies, defined to include   foreign investment risk,
SUB-ADVISER:                                                      companies with capitalizations  growth investing risk, manager
Capital Guardian                                                  within the range of companies   risk, market and company risk,
Trust Company                                                     included in the Russell 2800    market capitalization risk,
                                                                  Index. Equity investments       mid-capitalization company
                                                                  include common and preferred    risk, over-the-counter
                                                                  stocks or convertible           investment risk, securities
                                                                  securities. May hold ADRs,      lending risk,
                                                                  EDRs, and GDRs. May invest in   small-capitalization company
                                                                  money market instruments and    risk and value investing risk.
                                                                  repurchase agreements.

INVESTMENT ADVISER:   ING Capital Guardian  Long-term growth of   Invest at least 80% of assets   Foreign investment risk,
Directed Services,    U.S. Equities         capital and income.   in equity and equity-related    growth investing risk, manager
Inc.                  Portfolio                                   securities (including common    risk, market and company risk,
                                                                  and preferred stock and         market capitalization risk,
SUB-ADVISER:                                                      convertible securities such as  securities lending risk and
Capital Guardian                                                  warrants and rights) of         value investing risk.
Trust Company                                                     issuers located in the U.S.
                                                                  with greater consideration
                                                                  given to potential
                                                                  appreciation and future
                                                                  dividends than to current
                                                                  income. May invest in ADR's,
                                                                  EDRs and GDRs, debt securities
                                                                  and cash equivalents.

INVESTMENT ADVISER:   ING Columbia Small    Long-term growth of   Invests at least 80% of its     Depositary receipt risk,
ING Life Insurance    Cap Value II          capital.              assets in equity securities of  equity securities risk,
and Annuity Company   Portfolio                                   U.S. companies whose market     foreign investment risk,
                                                                  capitalizations are within the  manager risk, market and
SUB-ADVISER:                                                      range of the companies within   company risk, other investment
Columbia Management                                               the Russell 2000(R) Value       companies risk, portfolio
Advisors, LLC                                                     Index and that are believed to  turnover risk, real estate
                                                                  have the potential for          investment risk, securities
                                                                  long-term growth. May also      lending risk,
                                                                  invest in real estate           small-capitalization company
                                                                  investments trusts ("REITs"),   risk and value investing risk.
                                                                  foreign equity securities,
                                                                  depositary receipts, and other
                                                                  investment companies,
                                                                  including exchange-traded
                                                                  funds. The management team
                                                                  uses a three-prong approach,
                                                                  combining fundamental and
                                                                  quantitative analysis with
                                                                  risk management to identify
                                                                  value opportunities and
                                                                  construct the portfolio.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Davis Venture     Long-term growth of   Under normal circumstances,     Diversification risk, equity
ING Life Insurance    Value Portfolio       capital.              the Portfolio invests the       securities risk, foreign
and Annuity Company                                               majority of its assets in       investment risk, headline
                                                                  equity securities issued by     risk, industry focus risk,
SUB-ADVISER:                                                      large companies with market     manager risk, market and
Davis Selected                                                    capitalizations of at least     company risk and
Advisers, L.P.                                                    $10 billion. The Portfolio has  mid-capitalization company
                                                                  the flexibility to invest a     risk.
                                                                  limited portion of its assets
                                                                  in companies of any size, to
                                                                  invest in companies whose
                                                                  shares may be subject to
                                                                  controversy, to invest in
                                                                  foreign securities, and to
                                                                  invest in non-equity
                                                                  securities. The Portfolio is
                                                                  not diversified, and may
                                                                  invest a significant portion
                                                                  of its assets in a single
                                                                  issuer.

INVESTMENT ADVISER:   ING Disciplined       Seeks to outperform   Invests at least 80% of its     Derivatives risk, equity
ING Investments, LLC  Small Cap Value       the total return      assets in securities of         securities risk, index
                      Portfolio             performance of the    small-capitalization companies  strategy risk, manager risk,
SUB-ADVISER:                                Russell 2000(R)       included in the Russell         securities lending risk,
ING Investment                              Value Index by        2000(R) Value Index. In         small-capitalization company
Management, Co.                             investing in common   managing the Portfolio, the     risk and value investing risk.
                                            stocks of small       Sub-Adviser attempts to
                                            companies whose       achieve the Portfolio's
                                            stock prices are      objective by overweighting
                                            believed to be        those stocks in the Russell
                                            undervalued.          2000(R) Value Index that the
                                                                  Sub-Adviser believes will
                                                                  outperform the index, and
                                                                  underweighting (or avoiding
                                                                  altogether) those stocks in
                                                                  the Russell 2000(R) Value
                                                                  Index that the Sub-Adviser
                                                                  believes will underperform the
                                                                  index. May also invest in
                                                                  derivative instruments.

INVESTMENT ADVISER:   ING Eagle Asset       Capital               Invests at least 80% of assets  Convertible securities risk,
Directed Services,    Capital Appreciation  appreciation.         in equity securities of         derivatives risk, equity
Inc.                  Portfolio             Dividend income is a  domestic and foreign issuers    securities risk, foreign
                                            secondary objective.  that meet quantitative          investment risk, manager risk,
SUB-ADVISER:                                                      standards relating to           market and company risk,
Eagle Asset                                                       financial soundness and high    market capitalization risk and
Management, Inc.                                                  intrinsic value relative to     securities lending risk.
                                                                  price. Equity securities
                                                                  include common stocks,
                                                                  convertible securities,
                                                                  options on equities, and
                                                                  rights and warrants. May
                                                                  invest up to 25% of its total
                                                                  assets in foreign issuers and
                                                                  use derivatives. May write
                                                                  covered put and call options
                                                                  that expose up to 55% of
                                                                  assets and may enter into
                                                                  futures contracts and options
                                                                  thereon and currency hedging
                                                                  transactions.

INVESTMENT ADVISER:   ING Evergreen Omega   Long-term capital     Invests primarily in common     Convertible securities risk,
Directed Services,    Portfolio             growth.               stocks and securities           equity securities risk,
Inc.                                                              convertible into common stocks  foreign investment risk,
                                                                  of U.S. companies across all    growth investing risk,
SUB-ADVISER:                                                      market capitalizations. May     investment style risk, manager
Evergreen Investment                                              also invest up to 25% of        risk, market capitalization
Management Company,                                               assets in foreign securities.   risk, small- and
LLC                                                                                               mid-capitalization company
                                                                                                  risk, portfolio turnover risk,
                                                                                                  and price volatility risk and
                                                                                                  small-capitalization company
                                                                                                  risk.

INVESTMENT ADVISER:   ING FMR(SM)           Long-term growth of   Invests at least 80% of assets  Derivatives risk, emerging
Directed Services,    Diversified Mid Cap   capital.              in securities of companies      markets risk, equity
Inc.                  Portfolio                                   with medium market              securities risk, foreign
                                                                  capitalizations (defined as     investment risk, growth
SUB-ADVISER:                                                      those whose market              investing risk, manager risk,
Fidelity Management                                               capitalizations are similar to  market and company risk,
& Research Company                                                the market capitalization of    market capitalization risk,
                                                                  companies in the Russell        mid-capitalization company
                                                                  Midcap(R) Index or the S&P      risk, other investment
                                                                  MidCap 400 Index). May invest   companies risk, portfolio
                                                                  up to 25% of assets in foreign  turnover risk,
                                                                  securities, including emerging  small-capitalization company
                                                                  markets and may buy and sell    risk and value investing risk.
                                                                  future contracts and other
                                                                  investment companies.

INVESTMENT ADVISER:   ING FMR(SM) Earnings  Seeks growth of       Invests primarily in common     Derivatives risk, equity
Directed Services,    Growth Portfolio      capital over the      stocks in which the             securities risk, foreign
Inc.                                        long term.            Sub-Adviser believes have       investment risk, growth
                                                                  above-average growth            investing risk, manager risk,
SUB-ADVISER:                                                      potential. May invest in        market and company risk, other
Fidelity Management                                               securities of foreign issuers   investment companies risk and
& Research Company                                                and may use various techniques  portfolio turnover risk.
                                                                  such as buying and selling
                                                                  futures contracts and other
                                                                  investment companies,
                                                                  including exchange-traded
                                                                  funds.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Fundamental       Maximize total        The Portfolio invests at least  Convertible securities risk,
ING Life Insurance    Research Portfolio    return.               65% of its assets in common     derivatives risk, equity
and Annuity Company                                               stocks and securities           securities risk, foreign
                                                                  convertible into common stock.  investment risk, initial
SUB-ADVISER:                                                      May also invest in              public offerings risk, market
ING Investment                                                    exchange-traded funds, initial  and company risk, market
Management Co.                                                    public offerings and            trends risk,
                                                                  derivatives. Emphasizes stocks  mid-capitalization company
                                                                  of larger companies. May also   risk, other investment
                                                                  invest in mid-capitalization    companies risk and securities
                                                                  companies and may invest up to  lending risk.
                                                                  25% of assets in foreign
                                                                  securities.

INVESTMENT ADVISER:   ING Global Real       Total return.         Invests at least 80% of its     Diversification risk, foreign
ING Investments, LLC  Estate Portfolio                            assets in equity securities of  investment risk, inability to companies that are principally  sell securities risk, industry
SUB-ADVISER:                                                      engaged in the real estate      concentration risk, market
ING Clarion Real                                                  industry (deriving at least     trends risk, portfolio
Estate Securities                                                 50% of their total revenues or  turnover risk, price
L.P.                                                              earnings from owning,           volatility risk, real estate
                                                                  operating, developing and/or    investment trusts risk and
                                                                  managing real estate.) The      securities lending risk.
                                                                  portfolio will have
                                                                  investments located in a
                                                                  number of different countries
                                                                  located throughout the world,
                                                                  including the United States.
                                                                  Generally, invests in common
                                                                  stocks of large-, mid- and
                                                                  small-sized companies,
                                                                  including real estate
                                                                  investment trusts ("REITs").
                                                                  The Portfolio is
                                                                  non-diversified, and may
                                                                  invest a significant portion
                                                                  of its assets in a single
                                                                  issuer.

INVESTMENT ADVISER:   ING Goldman Sachs(R)  Long-term growth of   Invests at least 90% of assets  Credit risk, currency risk,
ING Life Insurance    Capital Growth        capital.              in equity investments. Invests  derivatives risk, equity
and Annuity Company   Portfolio                                   primarily in publicly-traded    securities risk, emerging
                                                                  U.S. companies, but may invest  growth risk, emerging markets
SUB-ADVISER:                                                      up to 10% of total assets in    risk, foreign investment risk,
Goldman Sachs Asset                                               foreign securities, including   growth investing risk,
Management, L.P.                                                  securities of issuers in        interest rate risk, liquidity
                                                                  emerging countries and          risk, manager risk and market
                                                                  securities rated in foreign     and company risk.
                                                                  currencies.

INVESTMENT ADVISER:   ING Goldman Sachs(R)  Long-term growth of   Invests at least 90% of assets  Credit risk, currency risk,
ING Life Insurance    Structured Equity     capital and dividend  in a diversified portfolio of   derivatives risk, equity
and Annuity Company   Portfolio             income.               equity investments in U.S.      securities risk, emerging
                                                                  issuers, including foreign      growth risk, foreign
SUB-ADVISER:                                                      companies that are traded in    investment risk, growth
Goldman Sachs Asset                                               the U.S.                        investing risk, interest rate
Management, L.P.                                                                                  risk, liquidity risk, manager
                                                                                                  risk, market and company risk
                                                                                                  and portfolio turnover risk.

INVESTMENT ADVISER:   ING Janus Contrarian  Capital               Invests at least 80% of net     Call risk, debt securities
Directed Services,    Portfolio             appreciation.         assets in equity securities     risk, derivatives risk,
Inc.                                                              with the potential for          diversification risk, equity
                                                                  long-term growth of capital.    securities risk, foreign
SUB-ADVISER:                                                      The Portfolio is                investment risk, high-yield,
Janus Capital                                                     non-diversified. May also       lower grade debt securities
Management LLC                                                    invest in foreign equity and    risk, interest rate risk,
                                                                  debt securities, up to 20% in   liquidity risk, manager risk,
                                                                  high-yield debt securities      market and company risk,
                                                                  ("junk bonds"); derivatives;    market capitalization risk,
                                                                  securities purchased on a       maturity risk,
                                                                  when-issued, delayed delivery   mid-capitalization company
                                                                  or forward commitment basis;    risk, sector risk, securities
                                                                  illiquid securities (up to      lending risk,
                                                                  15%); and may invest more than  small-capitalization company
                                                                  25% of its assets in            risk, special situations risk
                                                                  securities of companies in one  and value investing.
                                                                  or more market sectors.

INVESTMENT ADVISER:   ING JPMorgan          Long-term growth of   Invests at least 65% of assets  Credit risk, currency risk,
ING Life Insurance    International         capital.              in equity securities of         debt securities risk, emerging
and Annuity Company   Portfolio                                   foreign companies that the      markets risk, equity
                                                                  Sub-Adviser believes have       securities risk, foreign
SUB-ADVISER:                                                      higher growth potential. Will   investment risk, geographic
J.P. Morgan Asset                                                 invest in a number of issuers   focus risk, high-yield,
Management (London)                                               in several countries other      lower-grade debt securities
Ltd.                                                              than the U.S. and will invest   risk, interest rate risk and
                                                                  in securities of both           market and company risk.
                                                                  developed and developing
                                                                  markets. May also invest in
                                                                  debt securities issued by
                                                                  foreign and U.S. companies,
                                                                  including non-investment grade
                                                                  debt securities.


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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING JPMorgan Mid Cap  Growth from capital   Invests at least 80% of assets  Convertible securities risk,
ING Life Insurance    Value Portfolio       appreciation.         in common stocks of companies   depositary receipt risk,
and Annuity Company                                               with market capitalizations     derivatives risk,
                                                                  between $1 billion and $20      diversification risk, equity
SUB-ADVISER:                                                      billion that the Sub-Adviser    securities risk, foreign
J.P. Morgan                                                       believes are undervalued.       investment risk, interest rate
Investment                                                        Normally invests in securities  risk, market and company risk,
Management Inc.                                                   that are traded on registered   mid-capitalization company
                                                                  exchanges or the                risk, over-the-counter
                                                                  over-the-counter market in the  investment risk and value
                                                                  U.S. May invest in other        investing risk.
                                                                  equity securities, including
                                                                  preferred stock, convertible
                                                                  securities, and foreign
                                                                  securities (including
                                                                  depositary receipts) and
                                                                  derivatives. The Portfolio is
                                                                  non-diversified, and may
                                                                  invest a significant portion
                                                                  of its assets in a single
                                                                  issuer.

INVESTMENT ADVISER:   ING JPMorgan Small    Capital growth over   Invests at least 80% of assets  Convertible securities risk,
Directed Services,    Cap Equity Portfolio  the long term.        in equity securities of         depositary receipts risk,
Inc.                                                              small-capitalization companies  derivatives risk, foreign
                                                                  (defined as those with market   investment risk, growth
SUB-ADVISER:                                                      capitalization equal to those   investing risk, manager risk,
J.P. Morgan                                                       within a universe of Russell    market and company risk,
Investment                                                        2000(R) Index stocks). May      market capitalization risk,
Management Inc.                                                   also invest up to 20% in        mid-capitalization company
                                                                  foreign securities, including   risk, mortgage-related
                                                                  depositary receipts,            securities risk, real estate
                                                                  convertible securities,         investment trusts risk,
                                                                  high-quality money market       small-capitalization company
                                                                  instruments and repurchase      risk and value investing risk.
                                                                  agreements and may include
                                                                  real estate investment trusts
                                                                  and derivatives.

INVESTMENT ADVISER:   ING JPMorgan Value    Long-term capital     Invests at least 80% of it      Convertible securities risk,
Directed Services,    Opportunities         appreciation.         assets in equity securities of  depositary receipt risk,
Inc.                  Portfolio                                   mid- and large-capitalization   derivatives risk, equity
                                                                  companies (mid-capitalization   securities risk, interest rate
SUB-ADVISER:                                                      companies are those with        risk, investment style risk,
J.P. Morgan                                                       market capitalizations between  manager risk, market and
Investment                                                        $2 billion and $5 billion and   company risk, market
Management Inc.                                                   large-capitalization companies  capitalization risk,
                                                                  are those with market           mid-capitalization company
                                                                  capitalization over $5          risk, mortgage-related
                                                                  billion). Equity securities in  securities risk, other
                                                                  which the Portfolio may invest  investment companies risk,
                                                                  include common stocks,          price volatility risk and
                                                                  preferred stocks, convertible   value investing risk.
                                                                  securities, depositary
                                                                  receipts and warrants to buy
                                                                  common stocks. May invest in
                                                                  shares of investment
                                                                  companies. May invest in
                                                                  derivatives, mortgage-related
                                                                  securities issued by
                                                                  government entities and
                                                                  private issuers, and
                                                                  high-quality money market
                                                                  instruments and repurchase
                                                                  agreements.

INVESTMENT ADVISER:   ING Julius Baer       Long-term growth of   Invests at least 80% of assets  Call risk, convertible
Directed Services,    Foreign Portfolio     capital.              in equity securities tied       securities risk, debt
Inc.                                                              economically to countries       securities risk, depositary
                                                                  outside the U.S., including     receipts risk, derivatives
SUB-ADVISER:                                                      common and preferred stock,     risk, emerging markets risk,
Julius Baer                                                       American, European and Global   equity securities risks,
Investment                                                        depositary receipts,            foreign investment risk,
Management LLC                                                    convertible securities,         growth investing risk,
                                                                  rights, warrants, and other     high-yield, lower grade debt
                                                                  investment companies,           securities risk, liquidity
                                                                  including exchange-traded       risk, market and company risk,
                                                                  funds. Normally has a bias      market capitalization risk,
                                                                  towards larger companies        mid-capitalization company
                                                                  (e.g., with market              risk, other investment
                                                                  capitalizations of $10 billion  companies risk, price
                                                                  or greater), but may also       volatility risk, securities
                                                                  invest in small- and mid-sized  lending risk,
                                                                  companies. May invest up to     small-capitalization company
                                                                  25% of assets in issuers in     risk and value investing risk.
                                                                  emerging markets and may
                                                                  invest in debt securities (up
                                                                  to 10% in non-investment grade
                                                                  bonds). May invest in
                                                                  derivatives. Will invest at
                                                                  least 65% in no fewer than
                                                                  three different countries
                                                                  located outside the U.S.

INVESTMENT ADVISER:   ING Legg Mason        Long-term growth of   Invests at least 80% of assets  Convertible securities risk,
ING Life Insurance    Partners Aggressive   capital.              in common stocks and related    currency risk, depositary
and Annuity Company   Growth Portfolio                            securities, such as preferred   receipt risk, emerging growth
                                                                  stock, convertible securities   risk, emerging markets risk,
SUB-ADVISER:                                                      and depositary receipts, of     equity securities risk,
Salomon Brothers                                                  emerging growth companies.      foreign investment risk,
Asset Management Inc                                              Investments may include         issuer concentration risk,
                                                                  securities listed on a          market and company risk,
                                                                  securities exchange or traded   mid-capitalization company
                                                                  in the over the counter         risk, over-the-counter
                                                                  markets. May invest in foreign  investment risk and
                                                                  securities; (including          small-capitalization company
                                                                  emerging market securities);    risk.
                                                                  and may have exposure to
                                                                  foreign currencies.

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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Legg Mason        Capital appreciation  Invests primarily in common     Borrowing and leverage risk,
Directed Services,    Partners All Cap      through investment    stocks and common stock         call risk, convertible
Inc.                  Portfolio             in securities         equivalents, such as preferred  securities risk, debt
                                            believed to have      stocks and convertibles,        securities, depositary receipt
SUB-ADVISER:                                above-average         typically of large, well-known  risk, derivatives risk,
Salomon Brothers                            capital appreciation  companies, but may also invest  diversification risk, emerging
Asset Management Inc                        potential.            a significant portion of its    markets risk, equity
                                                                  assets in securities of small   securities risk, foreign
                                                                  to medium-sized companies. May  investment risk, growth
                                                                  invest in non-dividend paying   investing risk, investment
                                                                  common stocks and foreign       models riks, manager risk,
                                                                  securities including emerging   market and company risk,
                                                                  market issuers, ADRs, EDRs and  market capitalization risk,
                                                                  GDRs. May invest in cash        mid-capitalization company
                                                                  equivalents debt securities,    risk, portfolio turnover risk,
                                                                  illiquid securities and         restricted and illiquid
                                                                  derivatives. May borrow up to   securities risk, securities
                                                                  15% of its assets. The          lending risk,
                                                                  Portfolio is non-diversified.   small-capitalization company
                                                                                                  risk and value investing risk.

INVESTMENT ADVISER:   ING Legg Mason        Long-term capital     Invests at least 80% of assets  Convertible securities risk,
ING Life Insurance    Partners Large Cap    appreciation.         in equity securities of         credit risk, emerging markets
and Annuity Company   Growth Portfolio                            large-capitalization companies  risk, equity securities risk,
                                                                  and related investments.        foreign investment risk,
SUB-ADVISER:                                                      Large-capitalization companies  growth investing risk,
Salomon Brothers                                                  are defined as those with       interest rate risk, market and
Asset Management Inc                                              market capitalizations similar  company risk,
                                                                  to companies in the Russell     mid-capitalization company
                                                                  1000(R) Index. Equity           risk, over-the-counter
                                                                  securities include U.S.         investment risk, portfolio
                                                                  exchange-traded and             turnover risk and
                                                                  over-the-counter common         small-capitalization company
                                                                  stocks, debt securities         risk.
                                                                  convertible into equity
                                                                  securities, and warrants and
                                                                  rights relating to equity
                                                                  securities.

INVESTMENT ADVISER:   ING Legg Mason Value  Long-term growth of   Invests primarily in equity     Call risk, convertible
Directed Services,    Portfolio             capital.              securities (including foreign   securities risk, credit risk,
Inc.                                                              securities). Generally invests  currency risk, debt securities
                                                                  in companies with market        risk, diversification risk,
SUB-ADVISER:                                                      capitalizations greater than    equity securities risk,
Legg Mason Funds                                                  $5 billion, but may invest in   foreign investment risk,
Management, Inc.                                                  companies of any size. May      growth investing risk, high
                                                                  also invest in convertible and  yield, lower grade debt
                                                                  debt securities. May invest up  securities risk, interest rate
                                                                  to 25% of assets in long-term   risk, investment models risk,
                                                                  debt securities, and up to 10%  manager risk, market and
                                                                  of in high yield debt           company risk, market trends
                                                                  securities. The Portfolio is    risk, mid-capitalization
                                                                  non-diversified.                company risk, over-the-counter
                                                                                                  investment risk,
                                                                                                  small-capitalization company
                                                                                                  risk and value investing risk.

INVESTMENT ADVISER:   ING Limited Maturity  Highest current       Invests at least 80% of assets  Borrowing and leverage risk,
Directed Services,    Bond Portfolio        income consistent     in bonds that are primarily     call risk, debt securities
Inc.                                        with low risk to      limited maturity debt           risk, derivatives risk,
                                            principal and         securities. Invests in          foreign markets risk, income
SUB-ADVISER:                                liquidity. As a       non-government securities only  risk, interest rate risk,
ING Investment                              secondary objective,  if rated Baa3 or better by      manager risk, market
Management Co.                              seeks to enhance its  Moody's or BBB- or better by    capitalization risk,
                                            total return through  S&P or if not rated determined  mid-capitalization company
                                            capital               that they are of comparable     risk, mortgage-related
                                            appreciation.         quality. May borrow up to 10%   securities risk, portfolio
                                                                  of the value of its net         turnover risk, sector risk,
                                                                  assets.                         securities lending risk,
                                                                                                  small-capitalization company
                                                                                                  risk and U.S. government
                                                                                                  securities and obligations
                                                                                                  risk.

INVESTMENT ADVISER:   ING Lord Abbett       Long-term growth of   Invests primarily in equity     Convertible securities risk,
Directed Services,    Affilitated           capital. Current      securities of large, seasoned,  depositary receipts risk, debt
Inc.                  Portfolio             income is a           U.S. and multinational          securities risk, derivatives
                                            secondary             companies (those companies in   risk, equity securities risk,
SUB-ADVISER:                                objective.            the Russell 1000(R) Value       foreign investment risk,
Lord, Abbett & Co.                                                Index). May invest up to 10%    manager risk, market and
LLC                                                               of its assets in foreign        company risk, market
                                                                  securities and also may invest  capitalization risk, market
                                                                  in American Depositary          trends risk, portfolio
                                                                  Receipts and similar            turnover risk and value
                                                                  depositary receipts, which are  investing risk.
                                                                  not subject to the 10% limit
                                                                  on investment. The Portfolio
                                                                  may invest in convertible
                                                                  bonds and convertible
                                                                  preferred stock, and in
                                                                  derivatives and similar
                                                                  investments.

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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Lord Abbett U.S.  High current income   Invests at least 80% of its     Debt securities risk,
ING Life Insurance    Government            consistent with       net assets, plus the amount of  derivatives risk, interest
and Annuity Company   Securities Portfolio  reasonable risk.      any borrowings for investment   rate risk, leveraging risk,
                                                                  purposes, in U.S. government    manager risk, market and
SUB-ADVISER:                                                      securities. These securities    company risk, mortgage-related
Lord, Abbett & Co.                                                include obligations issued by   securities risk, portfolio
LLC                                                               the U.S. Treasury and certain   turnover risk, prepayment or
                                                                  obligations issued or           call risk, price volatility
                                                                  guaranteed by U.S. Government   risk, U.S. government
                                                                  agencies and U.S.               securities & obligations risk
                                                                  Government-sponsored            and zero-coupon risk.
                                                                  enterprises, such as: Federal
                                                                  Home Loan Mortgage
                                                                  Corporation; Federal National
                                                                  Mortgage Association; Federal
                                                                  Farm Credit Bank; and
                                                                  Government National Mortgage
                                                                  Association. May invest in
                                                                  derivative and similar
                                                                  instruments, including
                                                                  options, futures, forward
                                                                  contracts, swap agreements,
                                                                  warrants and rights. May also
                                                                  invest extensively in
                                                                  mortgage-related securities
                                                                  and also may invest in other
                                                                  asset-backed securities.

INVESTMENT ADVISER:   ING Marsico Growth    Capital               Invests primarily in equity     Derivatives risk, emerging
Directed Services,    Portfolio             appreciation.         securities of companies of any  markets risk, foreign
Inc.                                                              size, selected for their        investment risk, growth
                                                                  growth potential. Will          investing risk, investment
SUB-ADVISER:                                                      normally hold a core position   model risk, manager risk,
Marsico Capital                                                   of between 35 and 50 common     market and company risk,
Management, LLC                                                   stocks primarily emphasizing    market capitalization risk,
                                                                  larger companies (those with    market trends risk, price
                                                                  market capitalizations of $4    volatility risk and sector
                                                                  billion or more). May also      risk.
                                                                  invest in foreign securities
                                                                  (including emerging markets)
                                                                  and forward foreign currency
                                                                  contracts, future and options.
                                                                  Substantial cash holdings in
                                                                  the absence of attractive
                                                                  investment opportunities; and,
                                                                  from time to time, investment
                                                                  of more than 25% assets in
                                                                  securities of companies in one
                                                                  or more market sectors.
                                                                  Generally will not invest more
                                                                  than 25% of total assets in a
                                                                  particular industry within a
                                                                  sector.

INVESTMENT ADVISER:   ING Marsico           Long-term growth of   Invests at least 65% of assets  Currency risk, emerging
Directed Services,    International         capital.              in common stocks of foreign     markets risk, equity
Inc.                  Opportunities                               companies. May invest in        securities risk, foreign
                      Portfolio                                   companies of any size           investment risk, growth stock
SUB-ADVISER:                                                      throughout the world. Invests   risk, investment models risk,
Marsico Capital                                                   in issuers from a number of     liquidity risk, manager risk,
Management, LLC                                                   different countries, not        market and company risk,
                                                                  including the U.S. and          market capitalization risk,
                                                                  generally maintains a core      market trends risk,
                                                                  position of between 35 and 50   over-the-counter investment
                                                                  common stocks. May use          risk, price volatility risk
                                                                  options, futures and foreign    and sector risk.
                                                                  currency contracts. May invest
                                                                  in emerging markets. Up to 10%
                                                                  in fixed-income securities and
                                                                  up to 5% in high-yield bonds
                                                                  and mortgage- and asset-backed
                                                                  securities. Up to 15% in
                                                                  illiquid securities. May
                                                                  invest up to 25% of its total
                                                                  assets in securities of
                                                                  companies in a single market
                                                                  sector, although it generally
                                                                  will not invest more than 25%
                                                                  of its total assets in a
                                                                  particular industry within a
                                                                  sector.

INVESTMENT ADVISER:   ING Mercury Large     Long-term growth of   Invests at least 80% of assets  Call risk, convertible
Directed Services,    Cap Growth Portfolio  capital.              in equity securities of large   securities risk, debt
Inc.                                                              capitalization companies        securities risk, depositary
                                                                  (defined as those included in   receipts risk, derivatives
SUB-ADVISER:                                                      the Russell 1000(R) Growth      risk, equity securities risk,
Mercury Advisors                                                  Index). Up to 10% in foreign    foreign investment risk,
                                                                  securities, including American  growth investing risk,
                                                                  and European depositary         interest rate risk, investment
                                                                  receipts. May invest in         models risk, manager risk,
                                                                  derivatives, short-term debt    market and company risk,
                                                                  securities, non-convertible     market capitalization risk,
                                                                  preferred stocks and bonds or   maturity risk, portfolio
                                                                  government and money market     turnover risk, securities
                                                                  securities.                     lending risk and U.S.
                                                                                                  government and obligations
                                                                                                  securities risk.

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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Mercury Large     Long-term growth of   Invests at least 80% of its     Borrowing and leverage risk,
Directed Services,    Cap Value Portfolio   capital.              assets in a diversified         call risk, debt securities
Inc.                                                              portfolio of equity securities  risk, depositary receipts
                                                                  of large-capitalization         risk, derivatives risk, equity
SUB-ADVISER:                                                      companies (those within the     securities risk, foreign
Mercury Advisors                                                  market-cap range of companies   investment risk, high-yield,
                                                                  included in the Russell         lower grade debt securities
                                                                  1000(R) Value Index). May       risk, investment models risk,
                                                                  invest up to 10% of its total   liquidity risk, manager risk,
                                                                  assets in securities issued by  market and company risk,
                                                                  foreign issuers, including      market capitalization risk,
                                                                  American Depositary Receipts.   over-the-counter investment
                                                                  Will generally limit its        risk, portfolio turnover risk,
                                                                  foreign securities investments  restricted and illiquid
                                                                  to ADRs of issuers in           securities risk, securities
                                                                  developed countries. May also   lending risk, U.S. government
                                                                  invest in investment grade      securities and obligations
                                                                  convertible securities,         risk and value investing risk.
                                                                  preferred stock, illiquid
                                                                  securities, U.S. government
                                                                  debt securities of any
                                                                  maturity, and derivatives for
                                                                  hedging purposes. May purchase
                                                                  or sell securities on a
                                                                  whenissued basis. May lend up
                                                                  to 33 1/3% of its total assets
                                                                  and invest uninvested cash in
                                                                  money market funds.

INVESTMENT ADVISER:   ING MFS Capital       Capital               Invests at least 65% of net     Convertible securities risk,
ING Life Insurance    Opportunities         appreciation.         assets in common stocks and     credit risk, currency risk,
and Annuity Company   Portfolio                                   related securities, such as     depositary receipts risk,
                                                                  preferred stocks, convertible   emerging markets risk, equity
SUB-ADVISER:                                                      securities and depositary       securities risk, foreign
Massachusetts                                                     receipts. May invest in         investment risk, growth
Financial Services                                                foreign securities, including   investing risk, market and
Company                                                           emerging market securities.     company risk, over-the-counter
                                                                  May invest in securities        investment risk and portfolio
                                                                  listed on a securities          turnover risk.
                                                                  exchange or traded in the
                                                                  over-the-counter markets.

INVESTMENT ADVISER:   ING MFS Mid Cap       Long-term growth of   Invests at least 80% of assets  Convertible securities risk,
Directed Services,    Growth Portfolio      capital.              in common stocks and related    debt securities risk,
Inc.                                                              securities (such as preferred   derivatives risk, emerging
                                                                  stocks, convertible             markets risk, foreign
SUB-ADVISER:                                                      securities, and depositary      investment risk, growth stock
Massachusetts                                                     receipts) of companies with     risk, high-yield, lower grade
Financial Services                                                medium market capitalizations   debt securities risk, manager
Company                                                           (defined as those companies     risk, market and company risk,
                                                                  with capitalizations of $250    market capitalization risk,
                                                                  million or more but not         mid-capitalization company
                                                                  exceeding the top range of the  risk, over-the-counter
                                                                  Russell(R) Midcap(R) Growth     investment risk, portfolio
                                                                  Index). May invest in debt      turnover risk and short sales
                                                                  securities, including up to     risk.
                                                                  10% in high-yield bonds. May
                                                                  invest up to 20% in foreign
                                                                  securities. May establish
                                                                  short positions and invest in
                                                                  derivatives.

INVESTMENT ADVISER:   ING Neuberger Berman  Capital growth.       Invests mainly in common        Derivatives risk, equity
ING Life Insurance    Partners Portfolio                          stocks of mid-capitalization    securities risk, foreign
and Annuity Company                                               companies (those companies      investment risk, leveraging
                                                                  with total market               risk, manager risk, market and
SUB-ADVISER:                                                      capitalizations within the      company risk,
Neuberger Berman                                                  range of the Russell Midcap(R)  mid-capitalization company
Management Inc.                                                   Index). In selecting            risk, portfolio turnover risk,
                                                                  investments, the Sub-Adviser    price volatility risk,
                                                                  looks for well-managed          securities lending risk and
                                                                  companies with strong balance   value investing risk.
                                                                  sheets whose stock prices are
                                                                  undervalued. May invest a
                                                                  portion of its assets in
                                                                  derivative instruments,
                                                                  including options and futures.
                                                                  May also invest up to 20% of
                                                                  its assets in securities of
                                                                  foreign issuers. May also
                                                                  engage in borrowing and lend
                                                                  its securities.

INVESTMENT ADVISER:   ING Neuberger Berman  Capital growth.       Invests mainly in common        Derivatives risk, equity
ING Life Insurance    Regency Portfolio                           stocks of mid-capitalization    securities risk, foreign
and Annuity Company                                               companies (those companies      investment risk, leveraging
                                                                  with total market               risk, manager risk, market and
SUB-ADVISER:                                                      capitalizations within the      company risk,
Neuberger Berman                                                  range of the Russell Midcap(R)  mid-capitalization company
Management Inc.                                                   Index). In selecting            risk, portfolio turnover risk,
                                                                  investments, the Sub-Adviser    sector allocation risk,
                                                                  looks for undervalued           securities lending risk and
                                                                  companies with high-quality     value investing risk.
                                                                  businesses. From time to time
                                                                  the Sub-Adviser may emphasize
                                                                  investment in sectors that it
                                                                  believes will benefit from
                                                                  market or economic trends. May
                                                                  invest a portion of its assets
                                                                  in derivative instruments,
                                                                  including options and futures.
                                                                  May invest up to 20% of its
                                                                  assets in securities of
                                                                  foreign issuers. May also
                                                                  engage in borrowing and lend
                                                                  its securities.

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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE        MAIN INVESTMENTS                    MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Oppenheimer Main  Long-term growth of   Invests mainly in common stock  Call risk, debt securities
Directed Services,    Street Portfolio(R)   capital and future    of U.S. companies of different  risk, equity securities risk,
Inc.                                        income.               capitalization ranges,          investment models risk,
                                                                  presently focusing on           manager risk, market and
SUB-ADVISER:                                                      large-capitalization issuers.   company risk, market
OppenheimerFunds,                                                 May invest in debt securities   capitalization risk, mid-cap
Inc.                                                              such as bonds and debentures,   company risk, securities
                                                                  but does not currently          lending risk and
                                                                  emphasize these investments.    small-capitalization company
                                                                                                  risk.

INVESTMENT ADVISER:   ING Oppenheimer       High level of         Invests in debt securities of   Credit risk, derivatives risk,
ING Life Insurance    Strategic Income      current income        issuers in three market         debt securities risk,
and Annuity Company   Portfolio             principally derived   sectors: foreign governments    derivatives risk, emerging
                                            from interest on      and companies; U.S. government  markets risk, foreign
SUB-ADVISER:                                debt securities.      securities; and lower grade,    investment risk, high-yield,
OppenheimerFunds,                                                 high-yield securities of U.S.   lower grade debt securities
Inc.                                                              and foreign issuers. Those      risk, interest rate risk,
                                                                  debt securities include         manager risk, mortgage-related
                                                                  foreign government and U.S.     securities risk, portfolio
                                                                  government bonds and notes,     turnover risk, prepayment or
                                                                  collateralized mortgage         call risk, sector allocation
                                                                  obligations, other mortgage-    risk, U.S. government
                                                                  and asset-backed securities,    securities & obligations risk
                                                                  participation interest in       and zero coupon risk.
                                                                  loans, structured notes,
                                                                  lower-grade high-yield debt
                                                                  obligations and zero coupon or
                                                                  stripped securities. May
                                                                  invest up to 100% in any one
                                                                  sector at any time. Foreign
                                                                  investments can include debt
                                                                  securities of issuers in
                                                                  developed markets as well as
                                                                  emerging markets. Can use
                                                                  hedging instruments and
                                                                  certain derivatives.

INVESTMENT ADVISER:   ING PIMCO High Yield  Maximum total         Invests at least 80% of assets  Borrowing and leverage risk,
Directed Services,    Portfolio             return, consistent    in a diversified portfolio of   call risk, convertible
Inc.                                        with preservation of  high yield securities ("junk    securities risk, credit risk,
                                            capital and prudent   bonds") rated below investment  currency risk, debt securities
SUB-ADVISER:                                investment            grade but rated at least        risk, derivatives risk,
Pacific Investment                          management.           CCC/Caa by Moody's Investors    emerging markets risk, foreign
Management Company                                                Service, Inc., Standard and     investment risk, high yield,
LLC                                                               Poor's Rating Service, or       lower grade debt securities
                                                                  Fitch, or if unrated,           risk, interest rate risk,
                                                                  determined to be of comparable  leveraging risk, liquidity
                                                                  quality, subject to a maximum   risk, manager risk, market and
                                                                  of 5% of total assets in        company risk, mortgage-related
                                                                  CCC/Caa securities. The         securities risk, securities
                                                                  remainder of assets may be      lending risk and U.S.
                                                                  invested in investment grade    government securities &
                                                                  fixed income investments. May   obligations risk.
                                                                  invest up to 20% in non-US
                                                                  dollar-denominated securities
                                                                  and without limit in U.S.
                                                                  dollar-denominated foreign
                                                                  securities (up to 10% in
                                                                  emerging markets). May invest
                                                                  in derivative instruments.

INVESTMENT ADVISER:   ING PIMCO Total       Maximum total         Invests at least 65% of assets  Convertible securities risk,
ING Life Insurance    Return Portfolio      return.               in fixed-income instruments of  credit risk, currency risk,
and Annuity Company                                               varying maturities. Primarily   debt securities risk,
                                                                  in investment grade             derivatives risk, emerging
SUB-ADVISER:                                                      securities, but may invest up   markets risk, foreign
Pacific Investment                                                to 10% in high-yield            investment risk, high-yield,
Management Company LLC                                            securities rated B or higher    lower-grade debt securities
                                                                  or if unrated, determined to    risk, interest rate risk,
                                                                  be of comparable quality. May   leveraging risk, liquidity
                                                                  invest up to 30% of assets in   risk, manager risk, market and
                                                                  foreign securities and may      company risk, mortgage-related
                                                                  invest beyond that limit in     securities risk, portfolio
                                                                  U.S. dollar-denominated         turnover risk, prepayment or
                                                                  securities of foreign issuers.  call risk and U.S. government
                                                                  May invest all of its assets    securities & obligations risk.
                                                                  in derivatives.

INVESTMENT ADVISER:   ING Pioneer Fund      Reasonable income     Invests in a broad list of      Convertible securities risk,
Directed Services,    Portfolio             and capital growth.   carefully selected securities   depositary receipts risk,
Inc.                                                              believed to be reasonably       derivatives risk, equity
                                                                  priced, rather than in          securities risks, foreign
SUB-ADVISER:                                                      securities whose prices         investment risk, manager risk,
Pioneer Investment                                                reflect a premium resulting     market and company risk and
Management, Inc.                                                  from their current market       value investing risk.
                                                                  popularity. Invests the major
                                                                  portion of assets in equity
                                                                  securities (including common
                                                                  stocks, convertible debt,
                                                                  depositary receipts, warrants,
                                                                  rights and preferred stocks),
                                                                  primarily of U.S. issuers.


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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE          MAIN INVESTMENTS                  MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Pioneer High      Maximize total        Invests at least 80% of its     Convertible securities risk,
ING Life Insurance    Yield Portfolio       return through        net assets in below investment  credit risk, debt securities
and Annuity Company                         income and capital    grade (high yield) debt         risk, depositary receipts
                                            appreciation.         securities and preferred        risk, derivatives risk,
SUB-ADVISER:                                                      stocks. The Portfolio invests   emerging markets risk, equity
Pioneer Investment                                                in securities with a broad      securities risk, foreign
Management, Inc.                                                  range of maturities, and its    investment risk, high-yield,
                                                                  high yield securities           lower-grade debt securities
                                                                  investments may be convertible  risk, interest rate risk,
                                                                  into equity securities. May     leveraging risk, liquidity
                                                                  invest more than 25% of its     risk, manager risk, market and
                                                                  assets in the same market       company risk, mortgage-related
                                                                  segment, such as financials or  securities risk, prepayment or
                                                                  technology. The Portfolio may   call risk, securities lending
                                                                  invest up to 15% of its total   risk, value investing risk and
                                                                  assets in foreign securities    zero-coupon risk.
                                                                  (excluding Canadian issuers)
                                                                  including debt and equity
                                                                  securities of corporate
                                                                  issuers and debt securities of
                                                                  government issuers in
                                                                  developed and emerging
                                                                  markets. May invest in
                                                                  investment grade and below
                                                                  investment grade convertible
                                                                  bonds and preferred stocks
                                                                  that are convertible into
                                                                  equity securities,
                                                                  mortgage-backed and
                                                                  asset-backed securities,
                                                                  mortgage derivatives and
                                                                  structured securities. May
                                                                  also invest in equity
                                                                  securities of U.S. and
                                                                  non-U.S. issuers including
                                                                  common stocks, depositary
                                                                  receipts, warrants, rights and
                                                                  other equity interests. May
                                                                  use derivatives for hedging,
                                                                  but from time to time may use
                                                                  derivatives as a substitute
                                                                  for purchasing or selling
                                                                  securities or to increase the
                                                                  Portfolio's return. The
                                                                  Portfolio may invest the
                                                                  remainder of its assets in
                                                                  securities with remaining
                                                                  maturities of less than one
                                                                  year, cash equivalents or may
                                                                  hold cash.

INVESTMENT ADVISER:   ING Pioneer Mid Cap   Capital               Invests at least 80% of assets  Call risk, convertible
Directed Services,    Value Portfolio       Appreciation.         in equity securities of         securities risk, debt
Inc.                                                              mid-size companies (defined as  securities risk, depositary
                                                                  those companies with market     receipts risk, derivatives
SUB-ADVISER:                                                      capitalizations of companies    risk, equity securities risk,
Pioneer Investment                                                included in the Russell(R)      foreign investment risks,
Management, Inc.                                                  Midcap Value Index). Focuses    manager risk, market
                                                                  on companies with               capitalization risk, market
                                                                  capitalizations within the $1   and company risk,
                                                                  billion to $10 billion range.   mid-capitalization company
                                                                  The equity securities in which  risk, securities lending risk
                                                                  the Portfolio principally       and value investing risk.
                                                                  invests include common and
                                                                  preferred stocks, depositary
                                                                  receipts and convertible debt
                                                                  but may invest in other equity
                                                                  securities to a lesser extent.


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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING Templeton         Long-term capital     Invests at least 80% of its     Convertible securities risk,
ING Life Insurance    Foreign Equity        growth.               net assets in foreign           currency risk, depositary
and Annuity Company   Portfolio                                   (non-U.S.) equity securities,   receipt risk, derivatives
                                                                  including countries with        risk, emerging markets risk,
SUB-ADVISER:                                                      emerging securities markets.    equity securities risk,
Templeton Investment                                              Equity securities include       foreign investment risk,
Counsel, LLC                                                      common stocks, preferred        geographic focus risk, manager
                                                                  stocks and convertible          risk, market and company risk,
                                                                  securities. May also invest a   portfolio turnover risk, price
                                                                  portion of its assets in        volatility risk, sector risk,
                                                                  smaller companies (those        securities lending risk,
                                                                  companies with market           small-capitalization company
                                                                  capitalizations of less than    risk and value investing risk.
                                                                  $4 billion). May also invest
                                                                  in ADRs, GDRs and EDRs. The
                                                                  Portfolio may also have
                                                                  significant investments in one
                                                                  or more countries or on
                                                                  particular sectors, such as
                                                                  financial institutions or
                                                                  industrial companies. May use
                                                                  derivatives and may invest up
                                                                  to 5% of its total assets in
                                                                  swap agreements, put and call
                                                                  options and collars. The
                                                                  Sub-Adviser may invest up to
                                                                  100% of the Portfolio's assets
                                                                  in a temporary defensive
                                                                  manner by holding all or a
                                                                  substantial portion of its
                                                                  assets in cash, cash
                                                                  equivalents or other high
                                                                  quality short-term
                                                                  investments. Temporary
                                                                  defensive investments may
                                                                  generally include money market
                                                                  securities, short-term and
                                                                  medium-term U.S. and foreign
                                                                  government securities, bank
                                                                  obligations and repurchase
                                                                  agreements.

INVESTMENT ADVISER:   ING T. Rowe Price     Long-term capital     Invests at least 80% of assets  Derivatives risk, equity
ING Life Insurance    Diversified Mid Cap   appreciation.         in equity securities of         securities risk, foreign
and Annuity Company   Growth Portfolio                            companies having marketing      investment risk, growth
                                                                  capitalizations within the      investing risk, market and
SUB-ADVISER:                                                      range of companies in the       company risk,
T. Rowe Price                                                     Russell Midcap(R) Growth Index  mid-capitalization company
Associates, Inc.                                                  or S&P MidCap 400 Index.        risk, over-the-counter
                                                                  Focuses on mid-size companies.  investment risk and portfolio
                                                                  Most investments will be in     turnover risk.
                                                                  U.S. common stock but may also
                                                                  invest in foreign securities
                                                                  and futures and options.

INVESTMENT ADVISER:   ING T. Rowe Price     Substantial dividend  Invests at least 80% of its     Call risk, convertible
Directed Services,    Equity Income         income as well as     assets in common stocks, with   securities risk, debt
Inc.                  Portfolio             long-term growth of   65% in the common stocks of     securities risk, derivatives
                                            capital.              well-established companies      risk, foreign investment risk,
SUB-ADVISER:                                                      paying above-average            high yield, lower-grade debt
T. Rowe Price                                                     dividends. Invests most assets  securities risk, manager risk,
Associates, Inc.                                                  in U.S. common stocks, but      market and company risk,
                                                                  also may invest in other        undervalued securities risk
                                                                  securities, including           and value investing risk.
                                                                  convertible securities,
                                                                  warrants, preferred stocks,
                                                                  foreign securities, debt
                                                                  securities, including
                                                                  high-yield debt securities and
                                                                  futures and options. May also
                                                                  invest in shares of the T.
                                                                  Rowe Price Reserve Investment
                                                                  Funds, Inc. and Government
                                                                  Reserve Investment Funds, Inc.

INVESTMENT ADVISER:   ING T. Rowe Price     Long-term capital     Invests at least 80% of assets  Currency risk, depositary
ING Life Insurance    Growth Equity         growth, and           in common stocks, with a focus  receipts risk, derivatives
and Annuity Company   Portfolio             secondarily,          on growth companies. May also   risk, emerging markets risk,
                                            increasing dividend   purchase foreign securities,    equity securities risk,
SUB-ADVISER:                                income.               hybrid securities, and futures  foreign investment risk,
T. Rowe Price                                                     and options. May have exposure  growth investing risk and
Associates, Inc.                                                  to foreign currencies.          market and company risk.
                                                                  Investment in foreign
                                                                  securities limited to 30%.

INVESTMENT ADVISER:   ING UBS U.S. Large    Long-term growth of   Invests at least 80% of assets  Derivatives risk, equity
ING Life Insurance    Cap Equity Portfolio  capital and future    in equity securities of U.S.    securities risk, market and
and Annuity Company                         income.               large-capitalization companies  company risk,
                                                                  (defined as those with market   mid-capitalization company
SUB-ADVISER:                                                      capitalization range equal to   risk, over-the-counter
UBS Global Asset                                                  those of companies included in  investment risk, portfolio
Management                                                        the Russell 1000(R) Index.      turnover risk,
(Americas) Inc.                                                   Equity investments include      small-capitalization company
                                                                  dividend-paying securities,     risk and value investing risk.
                                                                  common stock and preferred
                                                                  stock. Emphasizes large
                                                                  capitalization stock, but may
                                                                  hold small- and
                                                                  mid-capitalization stock. May
                                                                  invest in options, futures and
                                                                  other derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING UBS U.S. Small    Long-term capital     Invests at least 80% of its     Derivatives risk, equity
ING Life Insurance    Cap Growth Portfolio  appreciation.         net assets in equity            securities risk, foreign
and Annuity Company                                               securities of U.S. small        investment risk, manager risk,
                                                                  capitalization companies        market and company risk,
SUB-ADVISER:                                                      (those companies with market    market trends risk, other
UBS Global Asset                                                  capitalizations of $2.5         investment companies risk and
Management                                                        billion or less at the time of  small-capitalization company
(Americas) Inc.                                                   purchase). Equity securities    risk.
                                                                  may include common stock and
                                                                  preferred stock. May invest up
                                                                  to 20% of its net assets in
                                                                  foreign securities and also
                                                                  invest in derivatives. In
                                                                  selecting securities, the
                                                                  Sub-Adviser seeks to invest in
                                                                  companies that possess
                                                                  dominant market positions or
                                                                  franchises, a major technical
                                                                  edge, or a unique competitive
                                                                  advantage. May also invest in
                                                                  emerging growth companies,
                                                                  which are companies that are
                                                                  expected to experience
                                                                  above-average earnings or cash
                                                                  flow growth or meaningful
                                                                  changes in underlying asset
                                                                  values. May also invest a
                                                                  portion of its assets in
                                                                  securities outside the market
                                                                  capitalization range stated
                                                                  above. May invest in cash or
                                                                  cash equivalent instruments,
                                                                  including shares of an
                                                                  affiliated investment company.
                                                                  When market conditions
                                                                  warrant, may make substantial
                                                                  temporary defensive
                                                                  investments in cash
                                                                  equivalents.

INVESTMENT ADVISER:   ING Van Kampen        Seeks capital growth  Invests in equity securities    Convertible securities risk,
ING Life Insurance    Comstock Portfolio    and income.           including common stocks,        currency risk, debt securities
and Annuity Company                                               preferred stocks, and           risk, derivatives risk, equity
                                                                  securities convertible into     securities risk, foreign
SUB-ADVISER:                                                      common and preferred stocks.    investment risk, market and
Van Kampen                                                        May invest up to 10% of assets  company risk,
(Morgan Stanley                                                   in high-quality short-term      mid-capitalization company
Investment                                                        debt securities and investment  risk, small-capitalization
Management Inc.)                                                  grade corporate debt            company risk and value
                                                                  securities. May invest up to    investing risk.
                                                                  25% of assets in foreign
                                                                  securities, and may invest in
                                                                  derivatives.

INVESTMENT ADVISER:   ING Van Kampen        Long-term capital     Invests at least 80% of assets  Emerging markets risk, equity
Directed Services,    Equity Growth         appreciation.         in equity securities. Invests   securities risk, foreign
Inc.                  Portfolio                                   primarily in growth-oriented    investment risk, growth
                                                                  U.S. companies and of foreign   investing risk, manager risk,
SUB-ADVISER:                                                      companies (up to 25% including  market and company risk and
Van Kampen                                                        emerging markets) listed on     securities lending risk.
(Morgan Stanley                                                   U.S. exchanges or traded in
Investment                                                        U.S. markets.
Management Inc.)

INVESTMENT ADVISER:   ING Van Kampen Real   Capital               Invests at least 80% of assets  Call risk, convertible
Directed Services,    Estate Portfolio      appreciation.         in equity securities of         securities risk, debt
Inc.                                        Current income is a   companies in the U.S. real      securities risk, derivatives
                                            secondary objective.  estate industry that are        risk, diversification risk,
SUB-ADVISER:                                                      listed on national exchanges    equity securities risk,
Van Kampen (Morgan                                                or the NASDAQ. May also invest  high-yield, lower grade debt
Stanley Investment                                                up to 25% of assets in          securities risk, industry
Management Inc.)                                                  financial institutions that     concentration risk, manager
                                                                  issue or service mortgages and  risk, market and company risk,
                                                                  up to 25% of assets in          mortgage-related securities
                                                                  high-yield debt and             risk, real estate investment
                                                                  convertible bonds. May invest   trusts risk, sector risk and
                                                                  in equity, debt or convertible  securities lending risk.
                                                                  securities whose products are
                                                                  related to the real estate
                                                                  industry, mortgage- and
                                                                  asset-backed securities and
                                                                  covered options on securities
                                                                  and stock indices. The
                                                                  Portfolio is non-diversified.

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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING VP Growth         Growth of capital.    Invests at least 65% of asset   Convertible securities risk,
ING Investments, LLC  Portfolio                                   in common stocks and            derivatives risk, foreign
                                                                  securities convertible into     investment risk, growth
SUB-ADVISER:                                                      common stock. Emphasizes        investing risk, price
ING Investment                                                    stocks of larger companies,     volatility risk and securities
Management Co.                                                    although it may invest in       lending risk.
                                                                  companies of any size. May
                                                                  invest in derivatives and
                                                                  foreign securities.

INVESTMENT ADVISER:   ING VP Growth and     Maximize total        Invests at least 65% of assets  Convertible securities risk,
ING Investments, LLC  Income Portfolio      return.               is believed to have             derivatives risk, foreign
                                                                  significant potential for       investment risk, market trends
SUB-ADVISER:                                                      capital appreciation or income  risk, portfolio turnover risk,
ING Investment                                                    growth or both. Emphasizes      price volatility risk and
Management Co.                                                    stocks of larger companies.     securities lending risk.
                                                                  May invest up to 25% in
                                                                  foreign securities. May invest
                                                                  in derivatives.

INVESTMENT ADVISER:   ING VP High Yield     High level of         Invests at least 80% of assets  Credit risk, derivatives risk,
ING Investments, LLC  Bond Portfolio        current income and    in high yield bonds. Remaining  foreign investment risk,
                                            total return.         assets may be invested in       high-yield, lower grade debt
SUB-ADVISER:                                                      investment grade debt           securities risk, inability to
ING Investment                                                    securities, common and          sell securities risk, interest
Management Co.                                                    preferred stock, U.S.           rate risk, portfolio turnover
                                                                  government securities, money    risk, price volatility risk,
                                                                  market instruments, and debt    securities lending risk and
                                                                  securities of foreign issuers,  small- and mid-capitalization
                                                                  including emerging markets.     company risk.
                                                                  May purchase structured debt
                                                                  obligations and engage in
                                                                  dollar roll transactions and
                                                                  swap agreements. May invest in
                                                                  derivatives and companies of
                                                                  any size.

INVESTMENT ADVISER:   ING VP Index Plus     Seeks to outperform   Invests at least 80% of its     Convertible securities risk,
ING Investments, LLC  International Equity  the total return      assets in stocks included in    derivatives risk, equity
                      Portfolio             performance of the    the MSCI EAFE(R) Index,         securities risk, foreign
SUB-ADVISER:                                Morgan Stanley        exchange-traded funds           investment risk, index
ING Investment                              Capital               ("ETFs"), and derivatives       strategy risk, manager risk,
Management Advisors,                        International Europe  (including futures and          market and company risk,
B.V.                                        Australasia and Far   options) whose economic         market capitalization risk,
                                            East Index ("MSCI     returns are similar to the      market trends risk, other
                                            EAFE(R) Index"),      MSCI EAFE(R) Index or its       investment companies risk and
                                            while maintaining a   components. May also invest in  securities lending risk.
                                            market level of       convertible securities
                                            risk.                 included in the MSCI EAFE(R)
                                                                  Index. At any one time, the
                                                                  Portfolio Manager generally
                                                                  includes in the Portfolio
                                                                  between 300 and 400 of the
                                                                  stocks included in the MSCI
                                                                  EAFE(R) Index.

INVESTMENT ADVISER:   ING VP Index Plus     Outperform the total  Invests at least 80% of assets  Derivatives risk, manager
ING Investments, LLC  LargeCap Portfolio    return performance    in stocks included in the S&P   risk, price volatility risk
                                            of the S&P 500(R)     500(R) Index. May invest in     and securities lending risk.
SUB-ADVISER:                                Index.                derivatives.
ING Investment
Management Co.

INVESTMENT ADVISER:   ING VP Index Plus     Outperform the total  Invests at least 80% of assets  Derivatives risk, manager
ING Investments, LLC  MidCap Portfolio      return performance    in stocks included in the S&P   risk, mid-capitalization
                                            of the S&P MidCap     MidCap 400 Index. May invest    company risk, price volatility
SUB-ADVISER:                                400 Index.            in derivatives.                 risk and securities lending
ING Investment                                                                                    risk.
Management Co.

INVESTMENT ADVISER:   ING VP Index Plus     Outperform the total  Invests at least 80% of assets  Derivatives risk, manager
ING Investments, LLC  SmallCap Portfolio    return performance    in stocks included in the S&P   risk, price volatility risk,
                                            of the S&P SmallCap   SmallCap 600 Index. May invest  securities lending risk and
SUB-ADVISER:                                600 Index.            in derivatives.                 small-capitalization company
ING Investment                                                                                    risk.
Management Co.

INVESTMENT ADVISER:   ING VP Intermediate   Maximize total        Invests at least 80% of assets  Credit risk, derivatives risk,
ING Investments, LLC  Bond Portfolio        return consistent     in bonds, including, but not    extension risk, foreign
                                            with reasonable       limited to, corporate,          investment risk, high-yield,
SUB-ADVISER:                                risk.                 government and mortgage bonds   lower grade debt securities
ING Investment                                                    which are rated investment      risk, interest rate risk,
Management Co.                                                    grade. May invest a portion of  mortgage-related securities
                                                                  assets in high-yield bonds.     risk, prepayment or call risk,
                                                                  May also invest in preferred    portfolio turnover risk, price
                                                                  stocks, high quality money      volatility risk, securities
                                                                  market instruments, municipal   lending risk and U.S.
                                                                  bonds, and debt securities of   government securities &
                                                                  foreign issuers. May engage in  obligations risk.
                                                                  dollar roll transactions and
                                                                  swap agreements. May use
                                                                  options and futures contracts
                                                                  involving securities,
                                                                  securities indices and
                                                                  interest rates. May invest in
                                                                  asset-backed and
                                                                  mortgage-backed debt
                                                                  securities.

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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING VP International  Long-term capital     Invests at least 80% of assets  Convertible securities risk,
ING Investments, LLC  Equity Portfolio      growth                in equity securities. At least  derivatives risk, foreign
                                                                  65% will be invested in         investment risk, market trends
SUB-ADVISER:                                                      securities of companies of any  risk, price volatility risk
ING Investment                                                    size principally traded in      and securities lending risk.
Management Co.                                                    three or more countries
                                                                  outside the U.S. These
                                                                  securities may include common
                                                                  stocks as well as securities
                                                                  convertible into common stock.
                                                                  May invest in derivatives.

INVESTMENT ADVISER:   ING VP International  Capital               Invests at least 65% of assets  Convertible securities risk,
ING Investments, LLC  Value Portfolio       appreciation.         in equity securities of         debt securities risk, emerging
                                                                  issuers located in a number of  markets risk, foreign
SUB-ADVISER:                                                      different countries outside of  investment risk, inability to
ING Investment                                                    the U.S. Invests primarily in   sell securities risk, market
Management Co.                                                    companies with a large market   trends risk, portfolio
                                                                  capitalization, but may also    turnover risk, price
                                                                  invest in small- and mid-sized  volatility risk and securities
                                                                  companies. Generally invests    lending risk.
                                                                  in common and preferred
                                                                  stocks, warrants and
                                                                  convertible securities. May
                                                                  invest in emerging markets
                                                                  countries. May invest in
                                                                  government debt securities of
                                                                  developed foreign countries.
                                                                  May invest up to 35% of assets
                                                                  in securities of U.S. issuers,
                                                                  including investment-grade
                                                                  government and corporate debt
                                                                  securities.

INVESTMENT ADVISER:   ING VP LargeCap       Long-term capital     Invests at least 80% of assets  Foreign investment risk,
ING Investments, LLC  Growth Portfolio      appreciation.         in equity securities of large   initial public offerings risk,
                                                                  U.S. companies. Large           market trends risk, other
SUB-ADVISER:                                                      companies are defined as those  investment companies risk,
Wellington                                                        companies with market           price volatility risk and
Management Company,                                               capitalizations that fall       securities lending risk.
LLP                                                               within the range of companies
                                                                  in the S&P 500(R) Index. May
                                                                  invest the remaining assets in
                                                                  other investment companies,
                                                                  initial public offerings,
                                                                  securities of foreign issuers
                                                                  and non-dollar denominated
                                                                  securities.

INVESTMENT ADVISER:   ING VP MidCap         Long-term capital     Invests at least 80% of assets  Foreign investment risk,
ING Investments, LLC  Opportunities         appreciation.         in common stocks of mid-sized   derivatives risk, inability to
                      Portfolio                                   U.S. companies. Mid-sized       sell securities risk, market
SUB-ADVISER:                                                      companies are those with        trends risk,
ING Investment                                                    market capitalizations that     mid-capitalization company
Management Co.                                                    fall within the range of        risk, price volatility risk
                                                                  companies in the Russell        and securities lending risk.
                                                                  Midcap(R) Growth Index. May
                                                                  also invest in derivative
                                                                  instruments and foreign
                                                                  securities.

INVESTMENT ADVISER:   ING VP Money Market   High current return,  Invests in high-quality,        Financial services sector
ING Investments, LLC  Portfolio             consistent with       fixed-income securities         concentration risk, credit
                                            preservation of       denominated in the U.S.         risk, foreign investment risk,
SUB-ADVISER:                                capital and           dollars with short remaining    interest rate risk,
ING Investment                              liquidity.            maturities. These securities    mortgage-related securities
Management Co.                                                    include U.S. government         risk, repurchase agreement
                                                                  securities, corporate debt      risk, securities lending risk
                                                                  securities, repurchase          and U.S. government securities
                                                                  agreements, commercial paper,   risk.
                                                                  asset-backed securities,
                                                                  mortgage-related securities,
                                                                  and certain obligations of
                                                                  U.S. and foreign banks, each
                                                                  of which must be highly rated
                                                                  by independent rating
                                                                  agencies.

INVESTMENT ADVISER:   ING VP Real Estate    Total return.         Invests at least 80% of assets  Concentration risk,
ING Investments, LLC  Portfolio                                   in common and preferred stocks  diversification risk,
                                                                  of U.S. real estate investment  inability to sell securities,
SUB-ADVISER:                                                      trusts and real estate          initial public offerings risk,
ING Clarion Real                                                  companies. May invest in        market trends risk, price
Estate Securities                                                 companies of any market         volatility risk, real estate
L.P.                                                              capitalization; however, it     risk and securities lending
                                                                  will generally not invest in    risk.
                                                                  companies with market
                                                                  capitalization of less than
                                                                  $100 million. May invest in
                                                                  initial public offerings. The
                                                                  Portfolio is non-diversified.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


INVESTMENT ADVISER /
   SUB-ADVISER          UNDERLYING FUND     INVESTMENT OBJECTIVE         MAIN INVESTMENTS                   MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:   ING VP SmallCap       Long-term capital     Invests at least 80% of assets  Market trends risk, price
ING Investments, LLC  Opportunities         appreciation.         in commons tock of smaller,     volatility risk, securities
                      Portfolio                                   lesser-known U.S. companies.    lending risk and
SUB-ADVISER:                                                      Smaller companies are those     small-capitalization companies
ING Investment                                                    with market capitalizations     risk.
Management Co.                                                    that fall within the range of
                                                                  companies in the Russell
                                                                  2000(R) Growth Index.

INVESTMENT ADVISER:   ING VP Small Company  Growth of capital.    Invests at least 80% of assets  Derivatives risk, foreign
ING Investments, LLC  Portfolio                                   in common stocks of             investment risk, market trends
                                                                  small-capitalization            risk, price volatility risk,
SUB-ADVISER:                                                      companies.                      securities lending risk and
ING Investment                                                    Small-capitalization companies  small-capitalization company
Management Co.                                                    are those with market           risk.
                                                                  capitalizations that fall
                                                                  within the range of the S&P
                                                                  SmallCap 600 Index or the
                                                                  Russell 2000(R) Index or if
                                                                  not included in either index
                                                                  have market capitalizations
                                                                  between $26 million and $4.3
                                                                  billion. May invest in foreign
                                                                  securities. May invest in
                                                                  derivative instruments.

INVESTMENT ADVISER:   ING VP Value          Growth of capital.    Invests at least 65% of assets  Foreign investment risk, price
ING Investments, LLC  Opportunity                                 in common stocks. May invest    volatility risk, securities
                      Portfolio                                   in companies of any size,       lending risk and value
SUB-ADVISER:                                                      although it tends to invest in  investing risk.
ING Investment                                                    the majority of its assets in
Management Co.                                                    companies with market
                                                                  capitalizations greater than
                                                                  $1 billion. Focuses on
                                                                  investing in securities of
                                                                  large companies which are
                                                                  included in the 500 largest
                                                                  U.S. companies as measured by
                                                                  total revenues, net assets,
                                                                  cash flow or earnings, or the
                                                                  1,000 largest companies as
                                                                  measured by equity market
                                                                  capitalization. Equity
                                                                  securities include common
                                                                  stocks and American Depositary
                                                                  Receipts. May invest the
                                                                  remaining 35% of assets in
                                                                  other types of securities
                                                                  including foreign securities
                                                                  and securities of smaller
                                                                  companies.

INVESTMENT ADVISER:   ING Wells Fargo Mid   Long-term capital     Invests at least 80% of its     Call risk, debt securities
Directed Services,    Cap Disciplined       growth.               net assets (plus borrowings     risk, equity securities risk,
Inc.                  Portfolio                                   for investment purposes) in     foreign investment risk,
                                                                  securities of                   manager risk, market and
SUB-ADVISER:                                                      mid-capitalization companies    company risk, market
Wells Capital                                                     found within the range of       capitalization risk,
Management                                                        companies comprising the        mid-capitalization company
                                                                  Russell Midcap(R) Value Index   risk, portfolio turnover risk,
                                                                  at the time of purchase. May    sector risk, securities
                                                                  invest in any sector and may    lending risk,
                                                                  emphasize one or more           small-capitalization company
                                                                  particular sectors. May invest  risk and value investing risk.
                                                                  up to 25% of its assets in
                                                                  foreign securities and loan up
                                                                  to 33 1/3% of its total
                                                                  assets.

INVESTMENT MANAGER:   ING Wells Fargo       Long-term capital     Invests at least 80% of its     Equity securities risk,
ING Investments, LLC  Small Cap             appreciation.         assets in the securities of     foreign investment risk,
                      Disciplined                                 small-capitalization companies  manager risk, market and
SUB-ADVISER:          Portfolio                                   (companies whose market         company risk, market
Wells Capital                                                     capitalization is similar to    capitalization risk, portfolio
Management                                                        that of companies in the        turnover risk, sector risk,
                                                                  Russell 2500(TM) Index at the   securities lending risk,
                                                                  time of purchase). May invest   small-capitalization company
                                                                  in any sector, and at times,    risk and value investing risk.
                                                                  the Sub-Adviser may emphasize
                                                                  one or more particular
                                                                  sectors. May also invest up to
                                                                  25% of its total assets in
                                                                  foreign securities

                            MORE INFORMATION ON RISKS

  Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Solution
  Portfolios:

- ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS


  Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Solution Portfolios. Furthermore, ILIAC's allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.


  There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

  Assets will be allocated among asset classes and markets based on judgments made by ILIAC and the Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

- PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY

  The performance of the Solution Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

- TEMPORARY DEFENSIVE POSITIONS


  A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect a Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.


- CONFLICT OF INTEREST


  In making decisions on the allocation of the assets of the Solution Portfolios among the Underlying Funds, ILIAC is subject to several conflicts of interest because it serves as the investment adviser to the Solution Portfolios, and it or an affiliate serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ILIAC, while others do not. ILIAC also subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, ILIAC may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to ILIAC or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, ILIAC may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Solution Portfolio. With respect to a fixed contract issued by ILIAC or an affiliated insurer, ILIAC serves as the investment adviser to the Solution Portfolios, and is therefore subject to competing interests that have the potential to influence its decision making in connection with the selection of a fixed contract or its terms.


  ILIAC has informed the Board that it has developed an investment process using an investment committee to make sure that the Solution Portfolios are managed in the best interests of the shareholders of the Solution Portfolios. Nonetheless, investors bear the risk that the Adviser's allocation decisions may be affected by its conflicts of interest.

           RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

  Each Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:


  ASSET ALLOCATION RISK Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by ILIAC and the Consultant. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


  BANKING CONCENTRATION RISK The risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).


  BORROWING AND LEVERAGE RISK An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in the Underlying Fund's return. Borrowing will cost an Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

  CALL RISK During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.


  CONCENTRATION RISK When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

  CONVERTIBLE SECURITIES RISK The value of convertible securities may fall when interest rates increase and rise as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

  CREDIT RISK An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

  CREDIT DERIVATIVES RISK Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

  CURRENCY RISK Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

  Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

  DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

  DEFENSIVE INVESTING RISK An Underlying Fund may invest a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when an Underlying Fund is investing for temporary defensive purposes, which could reduce the underlying returns.

  DEPOSITARY RECEIPT RISK Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

  DERIVATIVES RISK Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

  DIVERSIFICATION RISK Each Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

  EMERGING GROWTH RISK An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

  EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

  EQUITY SECURITIES RISK Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.


  EXTENSION RISK Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

  FOREIGN INVESTMENT RISK Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American depositary receipts ("ADRs"), European depositary receipt ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.


  GEOGRAPHIC FOCUS RISK Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.


  GROWTH INVESTING RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

  HEADLINE RISK To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.


  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK Because certain Underlying Funds can invest in securities rated below investment grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

  INABILITY TO SELL SECURITIES RISK Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

  INCOME RISK An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.


  INDEX STRATEGY RISK Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.


  INDUSTRY FOCUS RISK To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.


  INTEREST RATE RISK The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


  INVESTMENT STYLE RISK Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.


  INVESTMENT BY FUNDS-OF-FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies, including funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Solution Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ILIAC will monitor transactions by funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.


  INVESTMENT MODELS RISK The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

  IPO RISK Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on an Underlying Fund during the start-up phase when an Underlying Fund's asset base is relatively small. However, there is no assurance that an Underlying Fund will have access to profitable IPOs. As assets grow, the effect of IPOs on an Underlying Fund's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

  ISSUER CONCENTRATION RISK Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.


  LARGE POSITIONS RISK An Underlying Fund may establish significant positions in companies which the Underlying Fund's Portfolio Manager has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

  LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

  LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

  MANAGER RISK An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

  MARKET AND COMPANY RISK The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

  MARKET CAPITALIZATION RISK Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

  MARKET TRENDS RISK Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

  MATURITY RISK The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

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  MID-CAPITALIZATION COMPANY RISK Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

  MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.


  OTHER INVESTMENT COMPANIES RISK The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act, an Underlying Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of an Underlying Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

  OVER-THE-COUNTER ("OTC") INVESTMENT RISK Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

  PORTFOLIO TURNOVER RISK Changes to the investment of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.


  PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

  The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.


  PRICE VOLATILITY RISK The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that

                                       33
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  the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

  REAL ESTATE RISK Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

  REPURCHASE AGREEMENT RISK Repurchase agreements involve the repurchase by an Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, an Underlying Fund might not be able to sell the collateral at the desired time.


  RESTRICTED AND ILLIQUID SECURITIES RISK Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

  SECTOR ALLOCATION RISK An Underlying Fund's Portfolio Manager's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

  SECTOR RISK A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

  SECURITIES LENDING RISK An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund.

  SHORT SALES RISK Certain Underlying Funds may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund.


  SMALL-CAPITALIZATION COMPANY RISK Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.


  SOVEREIGN DEBT RISK Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

  SPECIAL SITUATIONS RISK Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An

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  Underlying Fund's performance could suffer if the anticipated development in a
  "special situation" investment does not occur or does not have the anticipated effect.

  UNDERVALUED SECURITIES RISK Prices of securities react to the economic condition of the company that issued the security. An Underlying Fund's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. An Underlying Fund's Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.


  U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.


  VALUE INVESTING RISK Certain Underlying Funds invest in "value" stocks. An Underlying Fund's Portfolio Manager may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the Portfolio Manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

  ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.


                      MANAGEMENT OF THE SOLUTION PORTFOLIOS

- ADVISER

  ING Life Insurance and Annuity Company ("ILIAC"), a Connecticut insurance corporation, serves as the investment adviser to each of the Portfolios. ILIAC has overall responsibility for the management of the Portfolios. ILIAC provides or oversees all investment advisory and portfolio management services to each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


  ILIAC is registered with the SEC as an investment adviser. ILIAC is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.


  As of December 31, 2005, ILIAC managed over $11 billion in registered investment company assets. The principal address of ILIAC is 151 Farmington Avenue, Hartford, Connecticut 06156.

  ILIAC, subject to the supervision of the Board of Directors of the Company (each a "Director" and collectively, "Directors"), acts as a "manager-of-managers" for the Company, and oversees the Company's day-to-day operations. ILIAC may also recommend the appointment of additional or replacement sub-advisers to the Company's Directors. The Company and ILIAC have received exemptive relief from the SEC that permits ILIAC and the Company to add or terminate sub-advisers without shareholder approval. For the fiscal year ended December 31, 2005, ILIAC received $6,471 in advisory fees. The Solution Portfolios pay an advisory fee equal to 0.10% of each Portfolio's daily net assets.


  ILIAC is responsible for all of its own costs, including the costs of ILIAC's personnel required to carry out its investment advisory duties.

  ILIAC, and not the Solution Portfolios, pays the Consultant a consulting fee equal to the following percentages based on each Portfolio's average daily net assets:

    0.03% of the first $500 million
    0.025% of the next $500 million
    0.02% of the next $1 billion
    0.01% of amounts over $2 billion.

  For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Solution Portfolios' annual shareholder report dated December 31, 2005.

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  ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if a Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Solution Portfolios through these insurers, for administrative services provided to the Solution Portfolios. During the year ended December 31, 2005, ILIAC made no payments pursuant to such arrangements with these insurance companies.

- INVESTMENT COMMITTEE


  An Investment Committee of ILIAC reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and determines the asset allocations for the Portfolios.The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations.


  The members of the Investment Committee are: William A. Evans, Shaun P. Mathews, Laurie M. Tillinghast and Stan Vyner.

  WILLIAM A. EVANS, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

  SHAUN P. MATHEWS, President, USFS Mutual Funds and Investment Products, is head of the ING U.S. Financial Services Mutual Funds and Investment Products organization and prior to that, he was chief marketing officer for ING U.S. Financial Services. Mr. Matthews joined ING in 2000. Prior to joining ING, Mr. Matthews was with Aetna Financial Services since 1979, where he held a number of different positions.

  LAURIE M. TILLINGHAST, Senior Vice President, USFS Mutual Funds and Investment Products, has over 25 years experience in the investment product and financial services business. Prior to joining ING in 1995, Ms. Tillinghast was responsible for all investment product development and manager selection of funds at Connecticut Mutual Financial Services.

  STANLEY D. VYNER is Chief Investment Risk Officer. Before taking on that role at the beginning of 2003, Mr. Vyner had, since June 1996, directly overseen the investment management of various parts of ING's assets under management. Mr. Vyner is a non-voting member of the Committee.

  The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Solution Portfolios.


- INFORMATION ABOUT THE CONSULTANT


  The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of ILIAC. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides a customizable approach which can meet the unique needs of their clients; investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within a Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.


- PORTFOLIO DISTRIBUTION


  Each Portfolio is distributed by ING Financial Advisers, LLC ("Financial Advisers") a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


                             SHAREHOLDER INFORMATION

- CLASSES OF SHARES

  The Company offers four classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only I Class shares are offered through this prospectus.

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- HOW ING COMPENSATES ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN
  THEIR INSURANCE PRODUCTS


  ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. The Solution Portfolios' investment adviser or distributor, out of its own resources and without additional cost to the Solution Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Solution Portfolios by those companies. The Solution Portfolios' investment adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Solution Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

  The distributing broker-dealer for the Solution Portfolios is Financial Advisers. Financial Advisers has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Solution Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, ILIAC has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

  ILIAC also has entered into similar agreements with affiliated insurers, including, but not limited to: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America. ING Groep uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Solution Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in Portfolios advised by ING Groep meets certain target levels or increases over time.

  The insurance companies through which investors hold shares of the Solution Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Solution Portfolios, ILIAC or the distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.


  Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

- COMBINATION WITH ING SOLUTION INCOME PORTFOLIO


  When ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio reaches their respective Target Date, they may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.


- NET ASSET VALUE

  The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Solutions Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

  The NAVs of the Solution Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Solution Portfolios will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

  Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio's or Underlying Fund's shares.

  When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

  - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;
  - Securities of an issuer that has entered into a restructuring;
  - Securities whose trading has been halted or suspended;
  - Fixed-income securities that have gone into default and for which there are not current market value quotation; and
  - Securities that are restricted as to transfer or resale.

  Each Portfolio Manager to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Portfolio Manager makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

  When an insurance company or Qualified Plan buys shares of the Solution Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Solution Portfolios buys shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

- PRICING OF PORTFOLIO SHARES

  Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive a day's price, your order must be received by Market Close. The Solution Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Solution Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

- PURCHASE AND REDEMPTION OF SHARES


  Each Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Solution Portfolios also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Solution Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

  The Solution Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Solution Portfolios serve as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Solution Portfolios' Board directed ILIAC to monitor events to identify any material conflicts between Variable Contract owners and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Solution Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.

  The Solution Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Solution Portfolios to redeem those investments if the plan loses (or in the opinion of ILIAC, is at risk of losing) its Qualified Plan status.

  Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. ILIAC will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Solution Portfolios as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.


- FREQUENT TRADING - MARKET TIMING

  The Solution Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Solution Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

  The Solution Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Solution Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.


  The Solution Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Solution Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ILIAC or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Solution Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Solution Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Solution Portfolios' performance.


  Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Fund based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund does not accurately value securities, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.


  Although the policies and procedures known to the Solution Portfolios that are followed by the financial intermediaries that use the Solution Portfolios and the monitoring by the Solution Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Solution Portfolios will occur. Moreover, decisions about allowing traders in the Solution Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of a Portfolio's shareholders.

- PORTFOLIO HOLDINGS DISCLOSURE POLICY


  A description of the Solution Portfolios' policies and procedures with respect to the disclosure of the Solutions Portfolios' securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., a Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolios' website until the Solution Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Solution Portfolios' website is located at www.ingfunds.com.


- DIVIDENDS


  Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.


- TAX MATTERS


  Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of
  Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

  The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Solutions Portfolios. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.


- REPORTS TO SHAREHOLDERS


  The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

ING PARTNERS, INC.
Financial Highlights


     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each Portfolio's financial statements, are included in the annual shareholder report. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.


Selected data for a share outstanding for each period:


                                                                                       I CLASS
                                                                                --------------------
                                                                                APRIL 29, 2005(1) TO
ING SOLUTION INCOME PORTFOLIO                                                    DECEMBER 31, 2005
-----------------------------                                                   --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                            $              10.02
                                                                                --------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                         0.29
  Net realized and unrealized gain (loss) on investments                                        0.10
                                                                                --------------------
  Total from investment operations                                                              0.39
                                                                                --------------------
Net asset value, end of period                                                  $              10.41
                                                                                ====================
Total Return(2)                                                                                 3.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                               $                  1
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver                                                               0.12%
Gross expenses prior to expense waiver(3)(4)                                                    0.12%
Net investment income(3)                                                                        4.27%
Portfolio turnover rate                                                                           21%



     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.



                                                                                       I CLASS
                                                                                --------------------
                                                                                APRIL 29, 2005(1) TO
ING SOLUTION 2015 PORTFOLIO                                                       DECEMBER 31, 2005
---------------------------                                                     --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                            $              10.04
                                                                                --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                                         0.11
  Net realized and unrealized gain on investments                                               0.65
                                                                                --------------------
  Total income from investment operations                                                       0.76
                                                                                --------------------
Net asset value, end of period                                                  $              10.80
                                                                                ====================
Total Return(2)                                                                                 7.57%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                               $                  1
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver(3)(4)                                                         0.12%
Gross expenses prior to expense waiver(3)(4)                                                    0.12%
Net investment income(3)                                                                        1.51%
Portfolio turnover rate                                                                           49%



     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                       I CLASS
                                                                                --------------------
                                                                                APRIL 29, 2005(1) TO
ING SOLUTION 2025 PORTFOLIO                                                       DECEMBER 31, 2005
---------------------------                                                     --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                            $              10.05
                                                                                --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                                         0.05+
  Net realized and unrealized gain on investments                                               0.93
                                                                                --------------------
  Total from investment operations                                                              0.98
                                                                                --------------------
Net asset value, end of period                                                  $              11.03
                                                                                ====================
Total Return(2)                                                                                 9.75%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                               $                 36
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver(3)(4)                                                         0.12%
Gross expenses prior to expense waiver(3)(4)                                                    0.12%
Net investment income(3)                                                                        0.79%
Portfolio turnover rate                                                                           47%



     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.
       + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAGE NUMBER OF
         SHARES OUTSTANDING THROUGHOUT THE PERIOD.



                                                                                       I CLASS
                                                                                --------------------
                                                                                APRIL 29, 2005(1) TO
ING SOLUTION 2035 PORTFOLIO                                                       DECEMBER 31, 2005
---------------------------                                                     --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                            $              10.07
                                                                                --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                                         0.98+
  Net realized and unrealized gain on investments                                               0.14
                                                                                --------------------
  Total from investment operations                                                              1.12
                                                                                --------------------
Net asset value, end of period                                                  $              11.19
                                                                                ====================
Total Return(2)                                                                                11.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                               $                 20
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver(3)(4)                                                         0.12%
Gross expenses prior to expense waiver(3)(4)                                                    0.12%
Net investment income(3)                                                                       13.21%
Portfolio turnover rate                                                                           33%



     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.
       + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAGE NUMBER OF
         SHARES OUTSTANDING THROUGHOUT THE PERIOD.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                                       I CLASS
                                                                                --------------------
                                                                                APRIL 29, 2005(1) TO
ING SOLUTION 2045 PORTFOLIO                                                       DECEMBER 31, 2005
---------------------------                                                     --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                            $              10.08
                                                                                --------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                                         0.08+
  Net realized and unrealized gain on investments                                               1.24
                                                                                --------------------
  Total from investment operations                                                              1.32
                                                                                --------------------
Net asset value, end of period                                                  $              11.40
                                                                                ====================
Total Return(2)                                                                                13.10%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                               $                  2
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver(3)(4)                                                         0.12%
Gross expenses prior to expense waiver(3)(4)                                                    0.12%
Net investment income(3)                                                                        1.12%
Portfolio turnover rate                                                                          106%



     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.
       + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAG ENUMBER OF
         SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                  This Page Has Been Left Blank Intentionally.

                  This Page Has Been Left Blank Intentionally.

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

For investors who want more information about the Company, the following documents are available free upon request:


- STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 28, 2006, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.
- ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS: Additional information about the Company's investments is available in the Company's annual shareholder report dated December 31, 2005. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.


For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.


The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.



                                        Investment Company Act File No. 811-8319

APRIL 28, 2006                                             PROSPECTUS -- CLASS T
--------------------------------------------------------------------------------

                               ING PARTNERS, INC.


   -  ING SOLUTION INCOME PORTFOLIO

   -  ING SOLUTION 2015 PORTFOLIO

   -  ING SOLUTION 2025 PORTFOLIO

   -  ING SOLUTION 2035 PORTFOLIO

   -  ING SOLUTION 2045 PORTFOLIO

   NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL VARIABLE PLANS.


   THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT INVESTING IN CLASS T SHARES OF THE SOLUTION PORTFOLIOS. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE. PLEASE NOTE THAT YOUR INVESTMENT:
   IS NOT A BANK DEPOSIT; IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY; AND IS AFFECTED BY MARKET FLUCTUATIONS. THERE IS NO GUARANTEE THAT THE SOLUTION PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.


   AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC JUDGED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   You should read this Prospectus in conjunction with the prospectus for the separate account before investing. Both prospectuses should be read carefully and retained for future reference. You should read the complete description of the Solution Portfolios in this Prospectus and be aware that any time you invest, there is a risk of loss of money.

TABLE OF CONTENTS


                                                                              PAGE
INTRODUCTION                                                                      1

    Description of the Solution Portfolios                                        3

PORTFOLIO SUMMARIES

    ING Solution Income Portfolio                                                 4

    ING Solution 2015 Portfolio                                                   5

    ING Solution 2025 Portfolio                                                   6

    ING Solution 2035 Portfolio                                                   7

    ING Solution 2045 Portfolio                                                   8

PORTFOLIO FEES AND EXPENSES                                                       9

    More Information on Investment Strategies                                    12

    Description of the Investment Objectives, Main Investments and Risks of
    the Underlying Funds                                                         13

    More Information on Risks                                                    28

    Management of the Solution Portfolios                                        35

    Portfolio Distribution                                                       36

    Shareholder Information                                                      36

FINANCIAL HIGHLIGHTS                                                             41

-  ING PARTNERS, INC.


   ING Partners, Inc. ("Company") is a mutual fund authorized to issue multiple series of shares. This Prospectus is designed to help you make informed decisions about investments in the Class T shares of ING Solution Portfolios listed below (each a "Portfolio" and collectively, the "Solution Portfolios"). Each Portfolio seeks to achieve its investment objective by investing in other ING Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds. ING Life Insurance and Annuity Company ("ILIAC") serves as the investment adviser of each Portfolio. Not all of the company's Portfolios are offered in this Prospectus.


   Consult with your investment professional to determine which Portfolio may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if you need to change your investment strategy.


   Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts ("Variable Contracts"), qualified pension and retirement plans ("Qualified Plans") outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies.


                                  INTRODUCTION

-  AN INTRODUCTION TO THE SOLUTION PORTFOLIOS

   The Solution Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.

   The Solution Portfolios invest primarily in a combination of the Underlying Funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see "More Information on Investment Strategies" on page 12 and "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 of this Prospectus.

   Although each Portfolio is designed to serve as a diversified investment portfolio, no single mutual fund can provide an appropriate investment program for all investors. Because each Portfolio may invest in a combination of equity and/or fixed-income funds, an investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective. You should evaluate the Solution Portfolios in the context of your personal financial situation, investment objectives and other investments.


   Shares of the Solution Portfolios may be offered to Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other management investment companies.


   This Prospectus explains the investment objective, strategies and risks of each of the Solution Portfolios offered in this Prospectus. Reading the Prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this Prospectus for future reference.

-  CLASSES OF SHARES


   Pursuant to a multiple class plan ("Plan"), each Portfolio offers four classes of shares. This Prospectus relates only to the Class T shares. For more information about share classes, please refer to the section of this Prospectus entitled "Shareholder Information -- Classes of Shares."


-  AN INTRODUCTION TO THE ASSET ALLOCATION PROCESS

   ILIAC is the investment adviser of each Portfolio. ILIAC is an indirect, wholly-owned subsidiary of ING Groep, N.V. ("ING Groep") (NYSE: ING) one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.


   ING Investment Management Co. ("Consultant") is a consultant to ILIAC. Both ILIAC and the Consultant are wholly-owned, indirect subsidiaries of ING Groep. ILIAC and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds called Solution Portfolios that will be constructed and managed in accordance with the following processes:


   ILIAC uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described as follows:

   1. In the first stage, the mix of asset classes (I.E., stocks and fixed-income securities of various types) that is likely to produce the best return for the target level of volatility or risk underlying each Portfolio is estimated for the specified time horizon before retirement or specified financial goals date. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of asset classes as well as other financial variables. The mix of asset classes arrived at for the Solution Portfolios is called the "Target Allocation." The Consultant will review the Target Allocation annually and make recommendations to the Adviser regarding changes as needed.

   2. The Consultant will also provide tactical allocation recommendations to ILIAC, to overweight certain sub-asset classes and style tilts within the Target Allocations, while underweighting other sub-asset classes. These recommendations are intended to be in response to changing market conditions, and to enable ILIAC to shift into those sub-asset classes that are expected to outperform under certain market conditions. ILIAC has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant's recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of ILIAC quarterly or as warranted by market conditions.

   3. The Target Allocations may be changed at any time by ILIAC. For ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, over time, the allocations within the Target Allocations will change at specific intervals to some predefined new Target Allocation mix that is more conservative (I.E., has reduced allocations to equity securities). Each Portfolio is designed primarily for long-term investors in tax-advantaged accounts. With the exception of ING Solution Income Portfolio, each Portfolio is structured and managed around a specific target retirement or financial goal date ("Target Date") as follows: 2045, 2035, 2025 and 2015. For example, investors looking to retire in or near the year 2045 would likely choose ING Solution 2045 Portfolio and the mix of this Portfolio would migrate toward that of ING Solution 2035 Portfolio in 10 years time, ING Solution 2025 Portfolio in 20 years time, ING Solution 2015 Portfolio in 30 years time and finally combine with ING Solution Income Portfolio after 40 years or about 2045. The ING Solution Income Portfolio is for those who are retired, nearing retirement or in need of drawing down income from their Portfolio soon. In summary, for ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio, the mix of investments in the Target Allocations will change over time and are expected to produce reduced investment risk and preserve capital as the Portfolio approaches its Target Date.

   The Investment Committee of ILIAC will have sole authority over the asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future) or target allocations for each Portfolio, including determining the transition pattern of the Portfolios in a timely but reasonable manner based upon market conditions at the time. The predefined mixes will be reviewed annually and analyzed for consistency with current market conditions and industry trends in consultation with the Consultant.

   A Portfolio's stated investment objective is non-fundamental and may be changed by the Company's Board of Directors ("Board") without the approval of shareholders.

                     DESCRIPTION OF THE SOLUTION PORTFOLIOS

-  SOLUTION PORTFOLIOS AT A GLANCE

   The following table summarizes the investment objective, target asset mix, target sub-asset class mix, and main risks of each Portfolio, and it is intended to help you make comparisons among the Solution Portfolios. As with all mutual funds, there can be no assurance that the Solution Portfolios will achieve their investment objectives, and the actual allocation of their investment portfolios may deviate, within acceptable ranges, from the percentage allocations set out below. This table is only a summary. You should read the complete descriptions of each Portfolio's investment objective, strategies and risks, which begin on page 4.


                          ING SOLUTION          ING SOLUTION          ING SOLUTION          ING SOLUTION          ING SOLUTION
                        INCOME PORTFOLIO       2015 PORTFOLIO        2025 PORTFOLIO        2035 PORTFOLIO        2045 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER    ING Life Insurance    ING Life Insurance    ING Life Insurance    ING Life Insurance    ING Life Insurance
                      and Annuity Company   and Annuity Company   and Annuity Company   and Annuity Company   and Annuity Company

INVESTMENT PROFILE    You are within 5      You plan to retire    You plan to retire    You plan to retire    You plan to retire
                      years of your         or reach your         or reach your         or reach your         or reach your
                      retirement years or   financial goal        financial goal        financial goal        financial goal
                      your financial goal   target date between   target date between   target date between   target date between
                      target date.          2011 and 2020.        2021 and 2030.        2031 and 2040.        2041 and 2050.

  SHORTER INVESTMENT HORIZON  < ------------------------------------------------------------- >  LONGER INVESTMENT HORIZON

INVESTMENT OBJECTIVE  A combination of      Until the day prior   Until the day prior   Until the day prior   Until the day prior
                      total return and      to its Target Date,   to its Target Date,   to its Target Date,   to its Target Date,
                      stability of          the Portfolio will    the Portfolio will    the Portfolio will    the Portfolio will
                      principal consistent  seek to provide       seek to provide       seek to provide       seek to provide
                      with an asset         total return          total return          total return          total return
                      allocation targeted   consistent with an    consistent with an    consistent with an    consistent with an
                      to retirement.        asset allocation      asset allocation      asset allocation      asset allocation
                                            targeted at           targeted at           targeted at           targeted at
                                            retirement in         retirement in         retirement in         retirement in
                                            approximately 2015.   approximately 2025.   approximately 2035.   approximately 2045.
                                            On the Target Date,   On the Target Date,   On the Target Date,   On the Target Date,
                                            the investment        the investment        the investment        the investment
                                            objective will be to  objective will be to  objective will be to  objective will be to
                                            seek to provide a     seek to provide a     seek to provide a     seek to provide a
                                            combination of total  combination of total  combination of total  combination of total return and stability  return and stability  return and stability  return and stability
                                            of principal          of principal          of principal          of principal
                                            consistent with an    consistent with an    consistent with an    consistent with an
                                            asset allocation      asset allocation      asset allocation      asset allocation
                                            targeted to           targeted to           targeted to           targeted to
                                            retirement.           retirement.           retirement.           retirement.

TARGET ASSET MIX (AS  A combination of      A combination of      A combination of      A combination of      A combination of
OF APRIL 28, 2006)    Underlying Funds      Underlying Funds      Underlying Funds      Underlying Funds      Underlying Funds
                      according to a fixed  according to a fixed  according to a fixed  according to a fixed  according to a fixed
                      formula that over     formula that over     formula that over     formula that over     formula that over
                      time should reflect   time should reflect   time should reflect   time should reflect   time should reflect
                      an allocation of      an allocation of      an allocation of      an allocation of      an allocation of
                      approximately 20% in  approximately 45% in  approximately 65% in  approximately 80% in  approximately 90% in
                      equity securities     equity securities     equity securities     equity securities     equity securities
                      and 80% in            and 55% in            and 35% in            and 20% in            and 10% in
                      fixed-income          fixed-income          fixed-income          fixed-income          fixed-income
                      securities and cash   securities and cash   securities and cash   securities and cash   securities and cash
                      equivalents           equivalents           equivalents           equivalents           equivalents

                          ING SOLUTION          ING SOLUTION          ING SOLUTION          ING SOLUTION          ING SOLUTION
                        INCOME PORTFOLIO       2015 PORTFOLIO        2025 PORTFOLIO        2035 PORTFOLIO        2045 PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
TARGET SUB-ASSET      U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap
CLASS MIX (AS OF       Blend            17%  Blend            15%  Blend            10%  Blend            10%  Blend            10%
APRIL 28, 2006)(1)    U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap
                       Growth            0%  Growth           12%  Growth           19%  Growth           24%  Growth           27%
                      U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap        U.S. Large Cap
                       Value             0%  Value             5%  Value            12%  Value            16%  Value            18%
                      U.S. Mid Cap       0% U.S. Mid Cap       0% U.S. Mid Cap       3% U.S. Mid Cap       4% U.S. Mid Cap       5%
                      U.S. Small Cap     0% U.S. Small Cap     0% U.S. Small Cap     6% U.S. Small Cap     8% U.S. Small Cap    10%
                      Non-U.S./             Non-U.S./             Non-U.S./             Non-U.S./             Non-U.S./
                       International     3%  International     8%  International    10%  International    13%  International    15%
                      Real Estate        0% Real Estate        5% Real Estate        5% Real Estate        5% Real Estate        5%
                      Intermediate-Term     Intermediate-Term     Intermediate-Term     Intermediate-Term     Intermediate-Term
                       Bond             45%  Bond             30%  Bond             20%  Bond             20%  Bond             10%
                      High Yield Bond   10% High Yield Bond   10% High Yield Bond    5% High Yield Bond    0% High Yield Bond    0%
                      Short-Term Bond   25% Short-Term Bond   15% Short-Term Bon    10% Short-Term Bond    0% Short-Term Bond    0%

       LOWER RISK  < -------------------------------------------------------------------------------------- >  HIGHER RISK

MAIN RISKS            Asset allocation      Asset allocation      Asset allocation      Asset allocation      Asset allocation
THE SOLUTION          risk, credit risk,    risk, credit risk,    risk, credit risk,    risk, credit risk,    risk, credit risk,
PORTFOLIOS ARE        equity securities     equity securities     equity securities     equity securities     equity securities
EXPOSED TO THE SAME   risk, foreign         risk, foreign         risk, foreign         risk, foreign         risk, foreign
RISKS AS THE          investment risk,      investment risk,      investment risk,      investment risk,      investment risk,
UNDERLYING FUNDS IN   high-yield, lower     high-yield, lower     high-yield, lower     interest rate risk,   interest rate risk,
DIRECT PROPORTION TO  grade debt            grade debt            grade debt            market and company    market and company
THE ALLOCATION OF     securities risk,      securities risk,      securities risk,      risk, other           risk, other
ASSETS AMONG          interest rate risk,   interest rate risk,   interest rate risk,   investment companies  investment companies
UNDERLYING FUNDS. AN  market and company    market and company    market and company    risk, prepayment or   risk, prepayment or
INVESTOR MAY LOSE     risk, other           risk, other           risk, other           call risk, real       call risk, real
MONEY IN EACH         investment companies  investment companies  investment companies  estate risk and       estate risk and
PORTFOLIO.            risk and prepayment   risk, prepayment or   risk, prepayment or   small-capitalization  small-capitalization
                      or call risk          call risk and real    call risk, real       company risk          company risk
                                            estate risk           estate risk and
                                                                  small-capitalization
                                                                  company risk



(1) Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

                          ING SOLUTION INCOME PORTFOLIO

-  INVESTMENT OBJECTIVE

   Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-  PRINCIPAL INVESTMENT STRATEGIES


   The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire soon or are already retired.


   The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                    U.S. Large-Capitalization Stocks--Blend       17%
                    U.S. Large-Capitalization Stocks--Growth       0%
                    U.S. Large-Capitalization Stocks--Value        0%
                    U.S. Mid-Capitalization Stocks                 0%
                    U.S. Small-Capitalization Stocks               0%
                    Non-U.S./International Stocks                  3%
                    Real Estate Stocks                             0%
                    Intermediate-Term Bonds                       45%
                    High Yield Bonds                              10%
                    Short-Term Bonds                              25%



   The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


-  PRINCIPAL RISKS

   As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

   The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK


   If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


-  PORTFOLIO PERFORMANCE

   The value of your shares in the Portfolio will fluctuate depending on the Portfolio's performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2015 PORTFOLIO

-  INVESTMENT OBJECTIVE

   Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-  PRINCIPAL INVESTMENT STRATEGIES


   The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2015.


   The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                    U.S. Large-Capitalization Stocks--Blend/Core            15%
                    U.S. Large-Capitalization Stocks--Growth                12%
                    U.S. Large-Capitalization Stocks--Value                  5%
                    U.S. Mid-Capitalization Stocks                           0%
                    U.S. Small-Capitalization Stocks                         0%
                    Non-U.S./International Stocks                            8%
                    Real Estate Stocks                                       5%
                    Intermediate-Term Bonds                                 30%
                    High Yield Bonds                                        10%
                    Short-Term Bonds                                        15%



   The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


-  PRINCIPAL RISKS

   As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

   The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK


   If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


-  PORTFOLIO PERFORMANCE

   The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2025 PORTFOLIO

-  INVESTMENT OBJECTIVE

   Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-  PRINCIPAL INVESTMENT STRATEGIES


   The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2025.


   The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target investment allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                    U.S. Large-Capitalization Stocks--Blend/Core            10%
                    U.S. Large-Capitalization Stocks--Growth                19%
                    U.S. Large-Capitalization Stocks--Value                 12%
                    U.S. Mid-Capitalization Stocks                           3%
                    U.S. Small-Capitalization Stocks                         6%
                    Non-U.S./International Stocks                           10%
                    Real Estate Stocks                                       5%
                    Intermediate-Term Bonds                                 20%
                    High Yield Bonds                                         5%
                    Short-Term Bonds                                        10%



   The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


-  PRINCIPAL RISKS

   As with any mutual fund you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

   The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                  HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK


   If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


-  PORTFOLIO PERFORMANCE

   The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2035 PORTFOLIO

-  INVESTMENT OBJECTIVE

   Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-  PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire around the year 2035.

   The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                    U.S. Large-Capitalization Stocks--Blend/Core            10%
                    U.S. Large-Capitalization Stocks--Growth                24%
                    U.S. Large-Capitalization Stocks--Value                 16%
                    U.S. Mid-Capitalization Stocks                           4%
                    U.S. Small-Capitalization Stocks                         8%
                    Non-U.S./International Stocks                           13%
                    Real Estate Stocks                                       5%
                    Intermediate-Term Bonds                                 20%
                    High Yield Bonds                                         0%
                    Short-Term Bonds                                         0%



   The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


-  PRINCIPAL RISKS

   As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

   The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK


   If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


-  PORTFOLIO PERFORMANCE

   The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           ING SOLUTION 2045 PORTFOLIO

-  INVESTMENT OBJECTIVE

   Until the day prior to its Target Date, the Portfolio will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio's investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

-  PRINCIPAL INVESTMENT STRATEGIES

   The Portfolio invests in a combination of Underlying Funds which are active and passive U.S. stock, international stock, U.S. bond and other fixed-income investments using asset allocation strategies designed for investors expecting to retire in 2045.

   The Portfolio's current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Portfolio's assets may deviate from the percentages shown.


                    U.S. Large-Capitalization Stocks--Blend/Core            10%
                    U.S. Large-Capitalization Stocks--Growth                27%
                    U.S. Large-Capitalization Stocks--Value                 18%
                    U.S. Mid-Capitalization Stocks                           5%
                    U.S. Small-Capitalization Stocks                        10%
                    Non-U.S./International Stocks                           15%
                    Real Estate Stocks                                       5%
                    Intermediate-Term Bonds                                 10%
                    High Yield Bonds                                         0%
                    Short-Term Bonds                                         0%



   The Portfolio may be rebalanced periodically to return to the Target Allocation and inflows and outflows may be managed to attain the Target Allocation. The Target Allocation may be changed as described under "An Introduction to the Asset Allocation Process."


-  PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

   As with any mutual fund, you could lose money on your investment in the Portfolio. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from historical performance and the assumptions used to form the asset allocations for the Portfolio. There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.

   The share price of the Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. The investment strategies used may not produce the intended results. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.

                              ASSET ALLOCATION RISK
                                   CREDIT RISK
                             EQUITY SECURITIES RISK
                             FOREIGN INVESTMENT RISK
                               INTEREST RATE RISK
                             MARKET AND COMPANY RISK
                         OTHER INVESTMENT COMPANIES RISK
                             PREPAYMENT OR CALL RISK
                                REAL ESTATE RISK
                        SMALL-CAPITALIZATION COMPANY RISK


   If you would like additional information regarding the Portfolio's investment strategies and risks or the Underlying Funds' investment strategies and risks, please see "More Information on Investment Strategies" on page 12, "Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds" beginning on page 13 and "More Information on Risks" on page 28 of this Prospectus.


-  PORTFOLIO PERFORMANCE

   The value of your shares will fluctuate depending on the Portfolio's investment performance. Since the Portfolio does not have a full calendar year of operations, performance results have not been provided.

                           PORTFOLIO FEES AND EXPENSES

   The table that follows shows the fees and expenses you pay if you buy and hold Class T shares of a Portfolio. "Direct Annual Portfolio Operating Expenses" shows the net operating expenses paid directly by each Portfolio. "Indirect Annual Operating Expenses" shows the net operating expenses of each Underlying Fund. Shareholders of a Portfolio will indirectly bear the expenses of an Underlying Fund based upon the percentage of a Portfolio's assets that is allocated to the Underlying Fund. Because the annual net operating expenses of each Underlying Fund, and a Portfolio's allocation to that Underlying Fund, will vary from year to year, the expenses paid by a Portfolio may vary from year to year.

   Your Variable Contract is a contract between you and the issuing life insurance company. The Company and the Solution Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The fees and expenses of the Solution Portfolios are not fixed or specified under the terms of your Variable Contract. The tables do not reflect any fees or expenses that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

   SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) Not Applicable.

                                 CLASS T SHARES
                   DIRECT ANNUAL PORTFOLIO OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                            OTHER EXPENSES(1)                                          TOTAL NET
                                       DISTRIBUTION    ----------------------------     TOTAL          WAIVERS,          ANNUAL
                         MANAGEMENT      (12b-1)          ADMIN.       SHAREHOLDER    OPERATING     REIMBURSEMENTS     OPERATING
   PORTFOLIO                FEES         FEES(2)       SERVICES FEE    SERVICES FEE    EXPENSES   AND RECOUPMENTS(3)    EXPENSES
   ---------             ----------    ------------    ------------    ------------   ---------   ------------------   ---------
   ING Solution Income     0.10%          0.50%           0.02%           0.25%         0.87%           (0.05)%           0.82%
   ING Solution 2015       0.10%          0.50%           0.02%           0.25%         0.87%           (0.05)%           0.82%
   ING Solution 2025       0.10%          0.50%           0.02%           0.25%         0.87%           (0.05)%           0.82%
   ING Solution 2035       0.10%          0.50%           0.02%           0.25%         0.87%           (0.05)%           0.82%
   ING Solution 2045       0.10%          0.50%           0.02%           0.25%         0.87%           (0.05)%           0.82%


----------

   (1) This table shows the estimated operating expenses for I Class shares of each Portfolio as a ratio of expenses to average daily net assets. Because the Solution Portfolio's had not commenced operations as of December 31, 2005, "Other Expenses" are estimated for the current fiscal year.

   (2) ING Financial Advisers, LLC, the Portfolios' distributor, has contractually agreed to waive 0.05% of the distribution fee for Class T shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.45%. Absent this waiver, the distribution fee is 0.50% of average daily net assets. The expense waiver will continue through at least May 1, 2007. There is no guarantee that this waiver will continue after this date.

   (3) ILIAC, the adviser to each Portfolio, has entered into a written expense limitation agreement with respect to each Portfolio under which it will limit expenses of the Solution Portfolios, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ILIAC within three years. The amount of each Portfolio's expenses that are proposed to be waived or reimbursed in the ensuing fiscal year is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limitation agreement will continue through at least May 1, 2007. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.


                       INDIRECT ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


   In addition to the expenses of each Portfolio discussed above, shareholders in each Portfolio will indirectly bear the proportionate expenses in an amount equal to the expenses of the Class I shares of the Underlying Funds. Because we use a weighted average in calculating expenses attributable to a Portfolio, the amount of the expenses of Underlying Funds indirectly borne by a Portfolio will vary based on the Portfolio's allocation of assets to, and the annualized net operating expenses of, the particular Underlying Funds during the Portfolio's fiscal year. The following are the annual net expense ratios (as an annual percentage of average daily net assets) for each Underlying Fund as of December 31, 2005.



                                                         TOTAL ANNUAL
                                                          OPERATING        FEE WAIVER BY     NET OPERATING
   UNDERLYING FUNDS                                        EXPENSES           ADVISER          EXPENSES
   ----------------                                      ------------      -------------     -------------
   ING AllianceBernstein Mid Cap Growth Portfolio            0.78%                -              0.78%
   ING American Century Large Company Value Portfolio        1.00%                -              1.00%
   ING American Century Select Portfolio                     0.66%                -              0.66%
   ING American Century Small-Mid Cap Value Portfolio        1.25%                -              1.25%
   ING Baron Asset Portfolio(1)                              1.16%            (0.11)%            1.05%

                                                         TOTAL ANNUAL       FEE WAIVER/
                                                          OPERATING         RECOUPMENT       NET OPERATING
   UNDERLYING FUNDS                                        EXPENSES         BY ADVISER         EXPENSES
   ----------------                                      ------------       -----------      -------------
   ING Baron Small Cap Growth Portfolio                      1.25%            (0.05)%            1.20%
   ING Capital Guardian Small/Mid Cap Portfolio              0.66%                -              0.66%
   ING Capital Guardian U.S. Equities Portfolio              0.75%                -              0.75%
   ING Columbia Small Cap Value II Portfolio(2)              0.95%                -              0.95%
   ING Davis Venture Value Portfolio                         0.90%                -              0.90%
   ING Disciplined Small Cap Value Portfolio(2)              0.75%                -              0.75%
   ING Eagle Asset Capital Appreciation Portfolio            0.66%                -              0.66%
   ING Evergreen Omega Portfolio                             0.60%                -              0.60%
   ING FMR(SM) Diversified Mid Cap Portfolio(2)              0.66%                -              0.66%
   ING FMR(SM) Earnings Growth Portfolio(1)                  0.73%            (0.05)%            0.68%
   ING Fundamental Research Portfolio                        0.80%                -              0.80%
   ING Global Real Estate Portfolio                          1.01%            (0.01)%            1.00%
   ING Goldman Sachs(R) Capital Growth Portfolio             1.05%                -              1.05%
   ING Goldman Sachs(R) Structured Equity Portfolio          0.90%                -              0.90%
   ING Janus Contrarian Portfolio                            0.80%                -              0.80%
   ING JPMorgan International Portfolio                      1.00%                -              1.00%
   ING JPMorgan Mid Cap Value Portfolio                      1.00%                -              1.00%
   ING JPMorgan Small Cap Equity Portfolio                   0.89%            (0.02)%            0.87%
   ING JPMorgan Value Opportunities Portfolio(1)             0.53%                -              0.53%
   ING Julius Baer Foreign Portfolio                         0.92%                -              0.92%
   ING Legg Mason Partners Aggressive Growth
    Portfolio                                                0.81%                -              0.81%
   ING Legg Mason Partners All Cap Portfolio                 0.75%                -              0.75%
   ING Legg Mason Partners Large Cap Growth
    Portfolio                                                0.84%                -              0.84%
   ING Legg Mason Value Portfolio                            0.79%                -              0.79%
   ING Limited Maturity Bond Portfolio                       0.29%                -              0.29%
   ING Lord Abbett Affiliated Portfolio                      0.75%                -              0.75%
   ING Lord Abbett U.S. Government Securities
    Portfolio(1)                                             0.71%                -              0.71%
   ING Marisco Growth Portfolio                              0.76%                -              0.76%
   ING Marisco International Opportunities
    Portfolio(1)                                             0.77%            (0.09)%            0.68%
   ING Mercury Large Cap Growth Portfolio(1)                 0.81%            (0.05)%            0.76%
   ING Mercury Large Cap Value Portfolio                     0.82%            (0.04)%            0.78%
   ING MFS Capital Opportunities Portfolio                   0.90%                -              0.90%
   ING MFS Mid Cap Growth Portfolio                          0.64%            (0.01)%            0.63%
   ING Neuberger Berman Partners Portfolio(1)                0.82%            (0.15)%            0.67%
   ING Neuberger Berman Regency Portfolio(1)                 0.97%            (0.09)%            0.88%
   ING Oppenheimer Main Street Portfolio(R)                  0.64%                -              0.64%
   ING Oppenheimer Strategic Income Portfolio                0.54%                -              0.54%
   ING PIMCO High Yield Portfolio                            0.50%                -              0.50%
   ING PIMCO Total Return Portfolio                          0.85%                -              0.85%
   ING Pioneer Fund Portfolio(1)                             0.75%            (0.04)%            0.71%
   ING Pioneer High Yield Portfolio(1)                       0.81%            (0.06)%            0.75%
   ING Pioneer Mid Cap Value Portfolio(1)                    0.65%                -              0.65%
   ING Templeton Foreign Equity Portfolio(1)                 1.03%            (0.05)%            0.98%
   ING T. Rowe Diversified Mid Cap Growth
    Portfolio                                                0.66%                -              0.66%
   ING T. Rowe Price Equity Income Portfolio                 0.65%                -              0.65%
   ING T. Rowe Price Growth Equity Portfolio                 0.75%                -              0.75%
   ING UBS U.S. Large Cap Equity Portfolio                   0.85%                -              0.85%

                                                         TOTAL ANNUAL       FEE WAIVER/
                                                          OPERATING         RECOUPMENT       NET OPERATING
   UNDERLYING FUNDS                                        EXPENSES         BY ADVISER         EXPENSES
   ----------------                                      ------------       -----------      -------------
   ING UBS U.S. Small Cap Growth Portfolio(2)                1.11%            (0.11)%            1.00%
   ING Van Kampen Comstock Portfolio                         0.83%                -              0.83%
   ING Van Kampen Equity Growth Portfolio                    0.68%            (0.02)%            0.66%
   ING Van Kampen Real Estate Portfolio                      0.65%                -              0.65%
   ING VP Growth and Income Portfolio                        0.59%                -              0.59%
   ING VP Growth Portfolio                                   0.69%                -              0.69%
   ING VP High Yield Bond Portfolio                          0.83%            (0.12)%            0.71%
   ING VP Index Plus International Equity
    Portfolio(1)                                             0.79%            (0.24)%            0.55%
   ING VP Index Plus LargeCap Portfolio                      0.45%                -              0.45%
   ING VP Index Plus MidCap Portfolio                        0.49%                -              0.49%
   ING VP Index Plus SmallCap Portfolio                      0.49%                -              0.49%
   ING VP Intermediate Bond Portfolio                        0.49%                -              0.49%
   ING VP International Equity Portfolio                     1.00%             0.14%             1.14%
   ING VP International Value Portfolio                      1.22%            (0.22)%            1.00%
   ING VP LargeCap Growth Portfolio                          1.53%            (0.68)%            0.85%
   ING VP MidCap Opportunities Portfolio                     0.97%            (0.07)%            0.90%
   ING VP Money Market Portfolio                             0.35%                -              0.35%
   ING VP Real Estate Portfolio                              0.96%             0.08%             1.04%
   ING VP Small Company Portfolio                            0.85%                -              0.85%
   ING VP SmallCap Opportunities Portfolio                   0.96%            (0.06)%            0.90%
   ING VP Value Opportunity Portfolio                        0.70%                -              0.70%
   ING Wells Fargo Mid Cap Disciplined Portfolio             0.66%                -              0.66%
   ING Wells Fargo Small Cap Disciplined
    Portfolio(1)                                             0.98%            (0.11)%            0.87%


----------

   (1) Because the Underlying Fund did not have a full calendar year of operations as of December 31, 2005, the expenses are estimated for the current fiscal year.
   (2) Because the Underlying Fund had not commenced operations as of the date of this Prospectus, the expenses are estimated for the current fiscal year.


                                 CLASS T SHARES
                               NET EXPENSE RATIOS
               (INCLUDING DIRECT AND INDIRECT OPERATING EXPENSES)

   The direct and indirect projected annual operating expense ratios of each Portfolio are estimated to be as follows:


                                                             TOTAL                                NET
                                                           OPERATING        WAIVERS AND        OPERATING
   PORTFOLIO                                                EXPENSES       REIMBURSEMENTS       EXPENSE
   ---------                                               ---------       --------------      ---------
   ING Solution Income                                       1.37%            (0.06)%            1.31%
   ING Solution 2015                                         1.46%            (0.06)%            1.40%
   ING Solution 2025                                         1.56%            (0.07)%            1.49%
   ING Solution 2035                                         1.61%            (0.07)%            1.54%
   ING Solution 2045                                         1.64%            (0.07)%            1.57%



   These expense ratios are estimates based on the Target Allocations among the Underlying Funds based upon information in the fee tables of their prospectuses, which in turn, are based on financial results for the year ended December 31, 2005. The actual expense ratios may vary based upon the expense ratio of, and the underlying allocation to, the Underlying Funds.


   EXAMPLE(1)

   The Example is intended to help you compare the cost of investing in Class T shares of the Portfolios, including the costs of the Underlying Funds, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class T shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Class T operating expenses remain the same. The Example does not reflect expenses of a Variable Contract that may use the Solution Portfolios as its underlying investment medium. If such expenses were reflected, the expenses indicated would be higher. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. Keep in mind that this is an estimate. Actual expenses and performance may vary.



   PORTFOLIO                1 YEAR      3 YEARS      5 YEARS      10 YEARS
   ---------              ----------   ----------   ----------   ----------
   ING Solution Income    $      133   $      428   $      744   $    1,641
   ING Solution 2015      $      143   $      456   $      792   $    1,741
   ING Solution 2025      $      152   $      486   $      843   $    1,851
   ING Solution 2035      $      157   $      501   $      869   $    1,905
   ING Solution 2045      $      160   $      510   $      885   $    1,938


----------

   (1) The Example numbers reflect any expense limitations of the Underlying Funds for the one-year period and the first year of the three-year, five-year and ten-year periods.

                    MORE INFORMATION ON INVESTMENT STRATEGIES


-  MORE ON THE ASSET ALLOCATION PROCESS


   As described earlier in this Prospectus, each Portfolio pursues its investment objective by investing primarily in a combination of the Underlying Funds. ILIAC determines the mix of Underlying Funds and sets the appropriate allocation targets and ranges for investments in those Underlying Funds.


   Periodically, based upon a variety of quantitative and qualitative factors, ILIAC uses economic and statistical methods to determine the optimal allocation targets and ranges for each Portfolio and whether any Underlying Funds should be added or removed from the mix.

   The factors considered may include the following:

   (i) the investment objective of each Portfolio and each of the Underlying Funds;

   (ii)  economic and market forecasts;

   (iii) proprietary and third-party reports and analyses;

   (iv) the risk/return characteristics, relative performance, and volatility of Underlying Funds; and

   (v)   the correlation and covariance among Underlying Funds.

   As market prices of the Underlying Funds' portfolio securities change, a Portfolio's actual allocations will vary somewhat from the targets, although the percentages generally will remain within the specified ranges. If changes are made those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. ILIAC will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Solution Portfolios and the Underlying Funds.

   ILIAC intends to rebalance the Portfolios on a quarterly basis to attain the Target Allocation investment allocations. In addition, variances from the targets will be monitored, but rebalancing will generally not take place more frequently than quarterly. When a Portfolio receives new investment proceeds or redemption requests, depending on the Portfolio's current cash reserves, ILIAC may determine to purchase additional shares or redeem shares of Underlying Funds. In making those purchases or redemptions, ILIAC will attempt to rebalance the Portfolio's holdings of Underlying Funds to bring them more closely in line with the Portfolio's investment targets. If ILIAC believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions.

-  INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND RISKS OF THE UNDERLYING FUNDS


   Each Portfolio seeks to meet its investment objective by allocating its assets among the Underlying Funds. Because the Solution Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below on each Underlying Fund, including its investment objective, main investments, main risks, investment adviser and sub-adviser. This information is intended to provide potential investors in the Solution Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds. Please refer to the section entitled "More Information on Risks" on page 28 of this Prospectus for an expanded discussion of the risks listed below for a particular Underlying Fund.


   You should note that over time a Portfolio will alter its allocation of assets among the Underlying Funds, and may add or delete Underlying Funds that are considered for investment. Therefore, it is not possible to predict in which Underlying Funds a Portfolio will be invested at any one time. As a result, the degree to which a Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which a Portfolio has invested in the Underlying Fund.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                          RISKS OF THE UNDERLYING FUNDS

 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND         INVESTMENT OBJECTIVE          MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING AllianceBernstein   Long-term total return.    Invests at least 80% of       Convertible securities
Directed Services,      Mid Cap Growth                                     assets in mid-capitalization  risk, derivatives risk,
Inc.                    Portfolio                                          companies (defined as         foreign investment risk,
                                                                           companies that have a market  growth stock risk,
SUB-ADVISER:                                                               capitalization within the     manager risk, market and
Alliance Capital                                                           range of companies in the     company risk, market
Management L.P.                                                            Russell Midcap(R) Growth      capitalization risk,
                                                                           Index). May also invest in    mid-capitalization
                                                                           convertibles, investment      company risk, portfolio
                                                                           grade instruments, U.S.       turnover risk, securities
                                                                           government securities and     lending risk and U.S.
                                                                           high quality, short-term      government securities
                                                                           obligations (including        risk.
                                                                           repurchase agreements,
                                                                           bankers' acceptances and
                                                                           domestic certificates of
                                                                           deposit) and foreign
                                                                           securities. May write
                                                                           exchange-traded covered call
                                                                           options on up to 25% of
                                                                           assets, may make secured
                                                                           loans on up to 25% of
                                                                           assets, may enter into
                                                                           repurchase agreements on up
                                                                           to 10% of assets and may
                                                                           enter into futures contracts
                                                                           on securities indices and
                                                                           options on such futures
                                                                           contracts.

INVESTMENT ADVISER:     ING American Century    Long-term capital growth   Invests at least 80% of       Convertible securities
ING Life Insurance and  Large Company Value     Income is a secondary      assets in equity securities   risk currency risk, debt
Annuity Company         Portfolio               objective.                 of large-capitalization       securities risk,
                                                                           companies (those with market  derivatives risk, foreign
SUB-ADVISER:                                                               capitalizations similar to    investment risk, market
American Century                                                           companies in the Russell      and company risk,
Investment Management,                                                     1000(R) Index). Equity        undervalued securities
Inc.                                                                       securities include common     risk and value investing
                                                                           and preferred stock and       risk.
                                                                           equity-equivalent
                                                                           securities, such as debt
                                                                           securities and preferred
                                                                           stock convertible into
                                                                           common stock and stock or
                                                                           stock index futures
                                                                           contracts. May also invest
                                                                           in derivatives, foreign
                                                                           securities, debt securities
                                                                           of companies, debt
                                                                           obligations of governments
                                                                           and their agencies or other
                                                                           similar securities.

INVESTMENT ADVISER:     ING American Century    Long-term capital growth.  Invests in stocks of          Convertible securities
ING Life Insurance and  Select Portfolio                                   companies the Sub-Adviser     risk currency risk, debt
Annuity Company                                                            believes will increase in     securities risk,
                                                                           value over time. Generally    derivatives risk, equity
SUB-ADVISER:                                                               invests in larger companies,  securities risk, foreign
American Century                                                           although it may invest in     investment risk, growth
Investment Management,                                                     companies of any size. May    investing risk, market
Inc.                                                                       invest in foreign companies   and company risk and
                                                                           located and doing business    portfolio turnover risk.
                                                                           in foreign countries. May
                                                                           invest a portion of its
                                                                           assets in debt securities,
                                                                           preferred stock and equity
                                                                           equivalent securities, such
                                                                           as convertible securities,
                                                                           stock futures contracts or
                                                                           stock index future
                                                                           contracts.

INVESTMENT ADVISER:     ING American Century    Long-term capital growth,  At least 80% of assets in     Convertible securities
ING Life Insurance and  Small-Mid Cap Value     income is a secondary      U.S. equity securities of     risk currency risk, debt
Annuity Company         Portfolio               objective.                 small- mid-capitalization     securities risk,
                                                                           companies. Small-             derivatives risk, equity
SUB-ADVISER:                                                               mid-capitalization companies  securities risk, foreign
American Century                                                           include those with a market   investment risk, market
Investment Management,                                                     capitalization at the time    and company risk,
Inc.                                                                       of purchase within the range  mid-capitalization
                                                                           of the Russell 2800 Index.    company risk, portfolio
                                                                           May invest in derivatives,    turnover risk,
                                                                           foreign securities, debt      small-capitalization
                                                                           securities of companies,      company risk, undervalued
                                                                           debt obligations of           securities risk and value
                                                                           governments and other         investing risk.
                                                                           similar securities. Equity
                                                                           securities include common
                                                                           and preferred stock and
                                                                           equity-equivalent
                                                                           securities, such as debt
                                                                           securities and preferred
                                                                           stock convertible into
                                                                           common stock and stock or
                                                                           stock index futures
                                                                           contracts.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND         INVESTMENT OBJECTIVE          MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING Baron Asset         Capital appreciation.      Invests primarily in common   Convertible securities
ING Life Insurance and  Portfolio                                          stocks of small- and          risk, debt securities
Annuity Company                                                            mid-sized companies (those    risk, depositary receipt
                                                                           that have a market            risk, derivatives risk,
SUB-ADVISER:                                                               capitalization of less than   equity securities risk,
BAMCO, Inc.                                                                $8 billion). May invest in    foreign investment risk,
                                                                           equity-type securities, in    high yield lower-grade
                                                                           addition to common stocks,    debt securities risk,
                                                                           such as convertible bonds     large positions risk,
                                                                           and debentures, preferred     liquidity risk, market
                                                                           stocks, warrants and          and company risk,
                                                                           convertible preferred         mid-capitalization
                                                                           stocks. May also invest in    company risk, securities
                                                                           debt securities, including    lending risk,
                                                                           notes, bonds, debentures and  small-capitalization
                                                                           money market instruments.     company risk and value
                                                                           Debt securities may be rated  investing risk.
                                                                           or unrated, and may include
                                                                           below-investment-grade
                                                                           securities or "junk bonds"
                                                                           or unrated securities of
                                                                           equivalent credit quality.
                                                                           May invest up to 10% of its
                                                                           net assets in illiquid
                                                                           securities. May invest,
                                                                           without limit, in American
                                                                           Depositary Receipts, and up
                                                                           to 10% of its assets in
                                                                           Global Depositary Receipts
                                                                           and European Depositary
                                                                           Receipts. The Portfolio may
                                                                           also engage in derivatives
                                                                           transactions.

INVESTMENT ADVISER:     ING Baron Small Cap     Capital appreciation.      Invests at least 80% of       Credit risk, equity
ING Life Insurance and  Growth Portfolio                                   assets in securities of       securities risk, growth
Annuity Company                                                            smaller companies with        investing risk, large
                                                                           market values under $2.5      positions risk, market
SUB-ADVISER:                                                               billion.                      and company risk and
BAMCO, Inc.                                                                                              small-capitalization
                                                                                                         company risk.

INVESTMENT ADVISER:     ING Capital Guardian    Long-term capital          Invests at least 80% of       Convertible securities
Directed Services,      Small/Mid Cap           appreciation.              assets in equity securities   risk, depositary receipt
Inc.                    Portfolio                                          of small- and                 risk, equity securities
                                                                           mid-capitalization            risk, foreign investment
SUB-ADVISER:                                                               companies, defined to         risk, growth investing
Capital Guardian Trust                                                     include companies with        risk, manager risk,
Company                                                                    capitalizations within the    market and company risk,
                                                                           range of companies included   market capitalization
                                                                           in the Russell 2800 Index.    risk, mid-capitalization
                                                                           Equity investments include    company risk,
                                                                           common and preferred stocks   over-the-counter
                                                                           or convertible securities.    investment risk,
                                                                           May hold ADRs, EDRs, and      securities lending risk,
                                                                           GDRs. May invest in money     small-capitalization
                                                                           market instruments and        company risk and value
                                                                           repurchase agreements.        investing risk.

INVESTMENT ADVISER:     ING Capital Guardian    Long-term growth of        Invest at least 80% of        Foreign investment risk,
Directed Services,      U.S. Equities           capital and income.        assets in equity and          growth investing risk,
Inc.                    Portfolio                                          equity-related securities     manager risk, market and
                                                                           (including common and         company risk, market
SUB-ADVISER:                                                               preferred stock and           capitalization risk,
Capital Guardian Trust                                                     convertible securities such   securities lending risk
Company                                                                    as warrants and rights) of    and value investing risk.
                                                                           issuers located in the U.S.
                                                                           with greater consideration
                                                                           given to potential
                                                                           appreciation and future
                                                                           dividends than to current
                                                                           income. May invest in ADR's,
                                                                           EDRs and GDRs, debt
                                                                           securities and cash
                                                                           equivalents.

INVESTMENT ADVISER:     ING Columbia Small Cap  Long-term growth of        Invests at least 80% of its   Depositary receipt risk,
ING Life Insurance and  Value II Portfolio      capital.                   assets in equity securities   equity securities risk,
Annuity Company                                                            of U.S. companies whose       foreign investment risk,
                                                                           market capitalizations are    manager risk, market and
SUB-ADVISER:                                                               within the range of the       company risk, other
Columbia Management                                                        companies within the Russell  investment companies
Advisors, LLC                                                              2000(R) Value Index and that  risk, portfolio turnover
                                                                           are believed to have the      risk, real estate
                                                                           potential for long-term       investment risk,
                                                                           growth. May also invest in    securities lending risk,
                                                                           real estate investments       small-capitalization
                                                                           trusts ("REITs"), foreign     company risk and value
                                                                           equity securities,            investing risk.
                                                                           depositary receipts, and
                                                                           other investment companies,
                                                                           including exchange-traded
                                                                           funds. The management team
                                                                           uses a three-prong approach,
                                                                           combining fundamental and
                                                                           quantitative analysis with
                                                                           risk management to identify
                                                                           value opportunities and
                                                                           construct the portfolio.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING Davis Venture       Long-term growth of        Under normal circumstances,   Diversification risk,
ING Life Insurance and  Value Portfolio         capital.                   the Portfolio invests the     equity securities risk,
Annuity Company                                                            majority of its assets in     foreign investment risk,
                                                                           equity securities issued by   headline risk, industry
SUB-ADVISER:                                                               large companies with market   focus risk, manager risk,
Davis Selected                                                             capitalizations of at least   market and company risk
Advisers, L.P.                                                             $10 billion. The Portfolio    and mid-capitalization
                                                                           has the flexibility to        company risk.
                                                                           invest a limited portion of
                                                                           its assets in companies of
                                                                           any size, to invest in
                                                                           companies whose shares may
                                                                           be subject to controversy,
                                                                           to invest in foreign
                                                                           securities, and to invest in
                                                                           non-equity securities. The
                                                                           Portfolio is not
                                                                           diversified, and may invest
                                                                           a significant portion of its
                                                                           assets in a single issuer.

INVESTMENT ADVISER:     ING Disciplined Small   Seeks to outperform the    Invests at least 80% of its   Derivatives risk, equity
ING Investments, LLC    Cap Value Portfolio     total return performance   assets in securities of       securities risk, index
                                                of the Russell 2000(R)     small-capitalization          strategy risk, manager
SUB-ADVISER:                                    Value Index by investing   companies included in the     risk, securities lending
ING Investment                                  in common stocks of small  Russell 2000(R) Value Index.  risk,
Management, Co.                                 companies whose stock      In managing the Portfolio,    small-capitalization
                                                prices are believed to be  the Sub-Adviser attempts to   company risk and value
                                                undervalued.               achieve the Portfolio's       investing risk.
                                                                           objective by overweighting
                                                                           those stocks in the Russell
                                                                           2000(R) Value Index that the
                                                                           Sub-Adviser believes will
                                                                           outperform the index, and
                                                                           underweighting (or avoiding
                                                                           altogether) those stocks in
                                                                           the Russell 2000(R) Value
                                                                           Index that the Sub-Adviser
                                                                           believes will underperform
                                                                           the index. May also invest
                                                                           in derivative instruments.

INVESTMENT ADVISER:     ING Eagle Asset         Capital appreciation.      Invests at least 80% of       Convertible securities
Directed Services,      Capital Appreciation    Dividend income is a       assets in equity securities   risk, derivatives risk,
Inc.                    Portfolio               secondary objective.       of domestic and foreign       equity securities risk,
                                                                           issuers that meet             foreign investment risk,
SUB-ADVISER:                                                               quantitative standards        manager risk, market and
Eagle Asset                                                                relating to financial         company risk, market
Management, Inc.                                                           soundness and high intrinsic  capitalization risk and
                                                                           value relative to price.      securities lending risk.
                                                                           Equity securities include
                                                                           common stocks, convertible
                                                                           securities, options on
                                                                           equities, and rights and
                                                                           warrants. May invest up to
                                                                           25% of its total assets in
                                                                           foreign issuers and use
                                                                           derivatives. May write
                                                                           covered put and call options
                                                                           that expose up to 55% of
                                                                           assets and may enter into
                                                                           futures contracts and
                                                                           options thereon and currency
                                                                           hedging transactions.

INVESTMENT ADVISER:     ING Evergreen Omega     Long-term capital growth.  Invests primarily in common   Convertible securities
Directed Services,      Portfolio                                          stocks and securities         risk, equity securities
Inc.                                                                       convertible into common       risk, foreign investment
                                                                           stocks of U.S. companies      risk, growth investing
SUB-ADVISER:                                                               across all market             risk, investment style
Evergreen Investment                                                       capitalizations. May also     risk, manager risk,
Management Company,                                                        invest up to 25% of assets    market capitalization
LLC                                                                        in foreign securities.        risk, small- and
                                                                                                         mid-capitalization
                                                                                                         company risk, portfolio
                                                                                                         turnover risk, price
                                                                                                         volatility risk and
                                                                                                         small-capitalization
                                                                                                         company risk.

INVESTMENT ADVISER:     ING FMR(SM)             Long-term growth of        Invests at least 80% of       Derivatives risk,
Directed Services,      Diversified Mid Cap     capital.                   assets in securities of       emerging markets risk,
Inc.                    Portfolio                                          companies with medium market  equity securities risk,
                                                                           capitalizations (defined as   foreign investment risk,
SUB-ADVISER:                                                               those whose market            growth investing risk,
Fidelity Management &                                                      capitalizations are similar   manager risk, market and
Research Company                                                           to the market capitalization  company risk, market
                                                                           of companies in the Russell   capitalization risk,
                                                                           Midcap(R) Index or the S&P    mid-capitalization
                                                                           MidCap 400 Index). May        company risk, other
                                                                           invest up to 25% of assets    investment companies
                                                                           in foreign securities,        risk, portfolio turnover
                                                                           including emerging markets    risk,
                                                                           and may buy and sell future   small-capitalization
                                                                           contracts and other           company risk and value
                                                                           investment companies.         investing risk.

INVESTMENT ADVISER:     ING FMR(SM) Earnings    Seeks growth of capital    Invests primarily in common   Derivatives risk, equity
Directed Services,      Growth Portfolio        over the long term.        stocks in which the           securities risk, foreign
Inc.                                                                       Sub-Adviser believes have     investment risk, growth
                                                                           above-average growth          investing risk, manager
SUB-ADVISER:                                                               potential. May invest in      risk, market and company
Fidelity Management &                                                      securities of foreign         risk, other investment
Research Company                                                           issuers and may use various   companies risk and
                                                                           techniques such as buying     portfolio turnover risk.
                                                                           and selling futures
                                                                           contracts and other
                                                                           investment companies,
                                                                           including exchange-traded
                                                                           funds.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING Fundamental         Maximize total return.     The Portfolio invests at      Convertible securities
ING Life Insurance and  Research Portfolio                                 least 65% of its assets in    risk, derivatives risk,
Annuity Company                                                            common stocks and securities  equity securities risk,
                                                                           convertible into common       foreign investment risk,
SUB-ADVISER:                                                               stock. May also invest in     initial public offerings
ING Investment                                                             exchange-traded funds,        risk, market and company
Management Co.                                                             initial public offerings and  risk, market trends risk,
                                                                           derivatives. Emphasizes       mid-capitalization
                                                                           stocks of larger companies.   company risk, other
                                                                           May also invest in            investment companies risk
                                                                           mid-capitalization companies  and securities lending
                                                                           and may invest up to 25% of   risk.
                                                                           assets in foreign
                                                                           securities.

INVESTMENT ADVISER:     ING Global Real Estate  Total return.              Invests at least 80% of its   Diversification risk,
ING Investments, LLC    Portfolio                                          assets in equity securities   foreign investment risk,
                                                                           of companies that are         inability to sell
SUB-ADVISER:                                                               principally engaged in the    securities risk, industry
ING Clarion Real                                                           real estate industry          concentration risk,
Estate Securities L.P.                                                     (deriving at least 50% of     market trends risk,
                                                                           their total revenues or       portfolio turnover risk,
                                                                           earnings from owning,         price volatility risk,
                                                                           operating, developing and/or  real estate investment
                                                                           managing real estate.) The    trusts risk and
                                                                           portfolio will have           securities lending risk.
                                                                           investments located in a
                                                                           number of different
                                                                           countries located throughout
                                                                           the world, including the
                                                                           United States. Generally,
                                                                           invests in common stocks of
                                                                           large-, mid- and small-sized
                                                                           companies, including real
                                                                           estate investment trusts
                                                                           ("REITs"). The Portfolio is
                                                                           non-diversified, and may
                                                                           invest a significant portion
                                                                           of its assets in a single
                                                                           issuer.

INVESTMENT ADVISER:     ING Goldman Sachs(R)    Long-term growth of        Invests at least 90% of       Credit risk, currency
ING Life Insurance and  Capital Growth          capital.                   assets in equity              risk, derivatives risk,
Annuity Company         Portfolio                                          investments. Invests          equity securities risk,
                                                                           primarily in publicly-traded  emerging growth risk,
SUB-ADVISER:                                                               U.S. companies, but may       emerging markets risk,
Goldman Sachs Asset                                                        invest up to 10% of total     foreign investment risk,
Management, L.P.                                                           assets in foreign             growth investing risk,
                                                                           securities, including         interest rate risk,
                                                                           securities of issuers in      liquidity risk, manager
                                                                           emerging countries and        risk and market and
                                                                           securities rated in foreign   company risk.
                                                                           currencies.

INVESTMENT ADVISER:     ING Goldman Sachs(R)    Long-term growth of        Invests at least 90% of       Credit risk, currency
ING Life Insurance and  Structured Equity       capital and dividend       assets in a diversified       risk, derivatives risk,
Annuity Company         Portfolio               income.                    portfolio of equity           equity securities risk,
                                                                           investments in U.S. issuers,  emerging growth risk,
SUB-ADVISER:                                                               including foreign companies   foreign investment risk,
Goldman Sachs Asset                                                        that are traded in the U.S.   growth investing risk,
Management, L.P.                                                                                         interest rate risk,
                                                                                                         liquidity risk, manager
                                                                                                         risk, market and company
                                                                                                         risk and portfolio
                                                                                                         turnover risk.

INVESTMENT ADVISER:     ING Janus Contrarian    Capital appreciation.      Invests at least 80% of net   Call risk, debt
Directed Services,      Portfolio                                          assets in equity securities   securities risk,
Inc.                                                                       with the potential for        derivatives risk,
                                                                           long-term growth of capital.  diversification risk,
SUB-ADVISER:                                                               The Portfolio is              equity securities risk,
Janus Capital                                                              non-diversified. May also     foreign investment risk,
Management LLC                                                             invest in foreign equity and  high-yield, lower grade
                                                                           debt securities, up to 20%    debt securities risk,
                                                                           in high-yield debt            interest rate risk,
                                                                           securities ("junk bonds");    liquidity risk, manager
                                                                           derivatives; securities       risk, market and company
                                                                           purchased on a when-issued,   risk, market
                                                                           delayed delivery or forward   capitalization risk,
                                                                           commitment basis; illiquid    maturity risk,
                                                                           securities (up to 15%); and   mid-capitalization
                                                                           may invest more than 25% of   company risk, sector
                                                                           its assets in securities of   risk, securities lending
                                                                           companies in one or more      risk,
                                                                           market sectors.               small-capitalization
                                                                                                         company risk, special
                                                                                                         situations risk and value
                                                                                                         investing.

INVESTMENT ADVISER:     ING JPMorgan            Long-term growth of        Invests at least 65% of       Credit risk, currency
ING Life Insurance and  International           capital.                   assets in equity securities   risk, debt securities
Annuity Company         Portfolio                                          of foreign companies that     risk, emerging markets
                                                                           the Sub-Adviser believes      risk, equity securities
SUB-ADVISER:                                                               have higher growth            risk, foreign investment
J.P. Morgan Asset                                                          potential. Will invest in a   risk, geographic focus
Management (London)                                                        number of issuers in several  risk, high-yield,
Ltd.                                                                       countries other than the      lower-grade debt
                                                                           U.S. and will invest in       securities risk, interest
                                                                           securities of both developed  rate risk and market and
                                                                           and developing markets. May   company risk.
                                                                           also invest in debt
                                                                           securities issued by foreign
                                                                           and U.S. companies,
                                                                           including non-investment
                                                                           grade debt securities.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING JPMorgan Mid Cap    Growth from capital        Invests at least 80% of       Convertible securities
ING Life Insurance and  Value Portfolio         appreciation.              assets in common stocks of    risk, depositary receipt
Annuity Company                                                            companies with market         risk, derivatives risk,
                                                                           capitalizations between $1    diversification risk,
SUB-ADVISER:                                                               billion and $20 billion that  equity securities risk,
J.P. Morgan Investment                                                     the Sub-Adviser believes are  foreign investment risk,
Management Inc.                                                            undervalued. Normally         interest rate risk,
                                                                           invests in securities that    market and company risk,
                                                                           are traded on registered      mid-capitalization
                                                                           exchanges or the              company risk,
                                                                           over-the-counter market in    over-the-counter
                                                                           the U.S. May invest in other  investment risk and value
                                                                           equity securities, including  investing risk.
                                                                           preferred stock, convertible
                                                                           securities, and foreign
                                                                           securities (including
                                                                           depositary receipts) and
                                                                           derivatives. The Portfolio
                                                                           is non-diversified, and may
                                                                           invest a significant portion
                                                                           of its assets in a single
                                                                           issuer.

INVESTMENT ADVISER:     ING JPMorgan Small Cap  Capital growth over the    Invests at least 80% of       Convertible securities
Directed Services,      Equity Portfolio        long term.                 assets in equity securities   risk, depositary receipts
Inc.                                                                       of small-capitalization       risk, derivatives risk,
                                                                           companies (defined as those   foreign investment risk,
SUB-ADVISER:                                                               with market capitalization    growth investing risk,
J.P. Morgan Investment                                                     equal those within a          manager risk, market and
Management Inc.                                                            universe of Russell 2000(R)   company risk, market
                                                                           Index stocks). May also       capitalization risk,
                                                                           invest up to 20% in foreign   mid-capitalization
                                                                           securities, including         company risk,
                                                                           depositary receipts,          mortgage-related
                                                                           convertible securities,       securities risk, real
                                                                           high-quality money market     estate investment trusts
                                                                           instruments and repurchase    risk,
                                                                           agreements and may include    small-capitalization
                                                                           real estate investment        company risk and value
                                                                           trusts and derivatives.       investing risk.

INVESTMENT ADVISER:     ING JPMorgan Value      Long-term capital          Invests at least 80% of it    Convertible securities
Directed Services,      Opportunities           appreciation.              assets in equity securities   risk, depositary receipt
Inc.                    Portfolio                                          of mid- and                   risk, derivatives risk,
                                                                           large-capitalization          equity securities risk,
SUB-ADVISER:                                                               companies                     interest rate risk,
J.P. Morgan Investment                                                     (mid-capitalization           investment style risk,
Management Inc.                                                            companies are those with      manager risk, market and
                                                                           market capitalizations        company risk, market
                                                                           between $2 billion and $5     capitalization risk,
                                                                           billion and                   mid-capitalization
                                                                           large-capitalization          company risk,
                                                                           companies are those with      mortgage-related
                                                                           market capitalization over    securities risk, other
                                                                           $5 billion). Equity           investment companies
                                                                           securities in which the       risk, price volatility
                                                                           Portfolio may invest include  risk and value investing
                                                                           common stocks, preferred      risk.
                                                                           stocks, convertible
                                                                           securities, depositary
                                                                           receipts and warrants to buy
                                                                           common stocks. May invest in
                                                                           shares of investment
                                                                           companies. May invest in
                                                                           derivatives,
                                                                           mortgage-related securities
                                                                           issued by government
                                                                           entities and private
                                                                           issuers, and high-quality
                                                                           money market instruments and
                                                                           repurchase agreements.

INVESTMENT ADVISER:     ING Julius Baer         Long-term growth of        Invests at least 80% of       Call risk, convertible
Directed Services,      Foreign Portfolio       capital.                   assets in equity securities   securities risk, debt
Inc.                                                                       tied economically to          securities risk,
                                                                           countries outside the U.S.,   depositary receipts risk,
SUB-ADVISER:                                                               including common and          derivatives risk,
Julius Baer Investment                                                     preferred stock, American,    emerging markets risk,
Management LLC                                                             European and Global           equity securities risks,
                                                                           depositary receipts,          foreign investment risk,
                                                                           convertible securities,       growth investing risk,
                                                                           rights, warrants, and other   high-yield, lower grade
                                                                           investment companies,         debt securities risk,
                                                                           including exchange-traded     liquidity risk, market
                                                                           funds. Normally has a bias    and company risk, market
                                                                           towards larger companies      capitalization risk,
                                                                           (e.g., with market            mid-capitalization
                                                                           capitalizations of $10        company risk, other
                                                                           billion or greater), but may  investment companies
                                                                           also invest in small- and     risk, price volatility
                                                                           mid-sized companies. May      risk, securities lending
                                                                           invest up to 25% of assets    risk,
                                                                           in issuers in emerging        small-capitalization
                                                                           markets and may invest in     company risk and value
                                                                           debt securities (up to 10%    investing risk.
                                                                           in non-investment grade
                                                                           bonds). May invest in
                                                                           derivatives. Will invest at
                                                                           least 65% in no fewer than
                                                                           three different countries
                                                                           located outside the U.S.

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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING Legg Mason          Long-term growth of        Invests at least 80% of       Convertible securities
ING Life Insurance and  Partners Aggressive     capital.                   assets in common stocks and   risk, currency risk,
Annuity Company         Growth Portfolio                                   related securities, such as   depositary receipt risk,
                                                                           preferred stock, convertible  emerging growth risk,
SUB-ADVISER:                                                               securities and depositary     emerging markets risk,
Salomon Brothers Asset                                                     receipts, of emerging growth  equity securities risk,
Management Inc                                                             companies. Investments may    foreign investment risk,
                                                                           include securities listed on  issuer concentration
                                                                           a securities exchange or      risk, market and company
                                                                           traded in the over the        risk, mid-capitalization
                                                                           counter markets. May invest   company risk,
                                                                           in foreign securities;        over-the-counter
                                                                           (including emerging market    investment risk and
                                                                           securities); and may have     small-capitalization
                                                                           exposure to foreign           company risk.
                                                                           currencies.

INVESTMENT ADVISER:     ING Legg Mason          Capital appreciation       Invests primarily in common   Borrowing and leverage
Directed Services, Inc. Partners All Cap        through investment in      stocks and common stock       risk, call risk,
                        Portfolio               securities believed to     equivalents, such as          convertible securities
SUB-ADVISER:                                    have above-average         preferred stocks and          risk, debt securities,
Salomon Brothers Asset                          capital appreciation       convertibles, typically of    depositary receipt risk,
Management Inc                                  potential.                 large, well-known companies,  derivatives risk,
                                                                           but may also invest a         diversification risk,
                                                                           significant portion of its    emerging markets risk,
                                                                           assets in securities of       equity securities risk,
                                                                           small to medium-sized         foreign investment risk,
                                                                           companies. May invest in      growth investing risk,
                                                                           non-dividend paying common    investment models riks,
                                                                           stocks and foreign            manager risk, market and
                                                                           securities including          company risk, market
                                                                           emerging market issuers,      capitalization risk,
                                                                           ADRs, EDRs and GDRs. May      mid-capitalization
                                                                           invest in cash equivalents    company risk, restricted
                                                                           debt securities, illiquid     and illiquid securities
                                                                           securities and derivatives.   risk, securities lending
                                                                           May borrow up to 15% of its   risk,
                                                                           assets. The Portfolio is      small-capitalization
                                                                           non-diversified.              company risk and value
                                                                                                         investing risk.

INVESTMENT ADVISER:     ING Legg Mason          Long-term capital          Invests at least 80% of       Convertible securities
ING Life Insurance and  Partners Large Cap      appreciation.              assets in equity securities   risk, credit risk,
Annuity Company         Growth Portfolio                                   of large-capitalization       emerging markets risk,
                                                                           companies and related         equity securities risk,
SUB-ADVISER:                                                               investments.                  foreign investment risk,
Salomon Brothers Asset                                                     Large-capitalization          growth investing risk,
Management Inc                                                             companies are defined as      interest rate risk,
                                                                           those with market             market and company risk,
                                                                           capitalizations similar to    mid-capitalization
                                                                           companies in the Russell      company risk,
                                                                           1000(R) Index. Equity         over-the-counter
                                                                           securities include U.S.       investment risk,
                                                                           exchange-traded and           portfolio turnover risk
                                                                           over-the-counter common       and small-capitalization
                                                                           stocks, debt securities       company risk.
                                                                           convertible into equity
                                                                           securities, and warrants and
                                                                           rights relating to equity
                                                                           securities.

INVESTMENT ADVISER:     ING Legg Mason Value    Long-term growth of        Invests primarily in equity   Call risk, convertible
Directed Services, Inc. Portfolio               capital.                   securities (including         securities risk, credit
                                                                           foreign securities).          risk, currency risk, debt
SUB-ADVISER:                                                               Generally invests in          securities risk,
Legg Mason Funds                                                           companies with market         diversification risk,
Management, Inc.                                                           capitalizations greater than  equity securities risk,
                                                                           $5 billion, but may invest    foreign investment risk,
                                                                           in companies of any size.     growth investing risk,
                                                                           May also invest in            high yield, lower grade
                                                                           convertible and debt          debt securities risk,
                                                                           securities. May invest up to  interest rate risk,
                                                                           25% of assets in long-term    investment models risk,
                                                                           debt securities, and up to    manager risk, market and
                                                                           10% of in high yield debt     company risk, market
                                                                           securities. The Portfolio is  trends risk,
                                                                           non-diversified.              mid-capitalization
                                                                                                         company risk,
                                                                                                         over-the-counter
                                                                                                         investment risk,
                                                                                                         small-capitalization
                                                                                                         company risk and value
                                                                                                         investing risk.

INVESTMENT ADVISER:     ING Limited Maturity    Highest current income     Invests at least 80% of       Borrowing and leverage
Directed Services,      Bond Portfolio          consistent with low risk   assets in bonds that are      risk, call risk, debt
Inc.                                            to principal and           primarily limited maturity    securities risk,
                                                liquidity. As a secondary  debt securities. Invests in   derivatives risk, foreign
SUB-ADVISER:                                    objective, seeks to        non-government securities     investment risk, income
ING Investment                                  enhance its total return   only if rated Baa3 or better  risk, interest rate risk,
Management Co.                                  through capital            by Moody's or BBB- or better  manager risk, market
                                                appreciation.              by S&P or if not rated        capitalization risk,
                                                                           determined that they are of   mid-capitalization
                                                                           comparable quality. May       company risk,
                                                                           borrow up to 10% of the       mortgage-related
                                                                           value of its net assets.      securities risk,
                                                                                                         portfolio turnover risk,
                                                                                                         sector risk, securities
                                                                                                         lending risk,
                                                                                                         small-capitalization
                                                                                                         company risk and U.S.
                                                                                                         government securities and
                                                                                                         obligations risk.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING Lord Abbett         Long-term growth of        Invests primarily in equity   Convertible securities
Directed                Affilitated Portfolio   capital. Current           securities of large,          risk, depositary receipts
Services, Inc.                                  income is a secondary      seasoned, U.S. and            risk, debt securities
                                                objective.                 multinational companies       risk, derivatives risk,
SUB-ADVISER:                                                               (those companies in the       equity securities risk,
Lord, Abbett & Co. LLC                                                     Russell 1000(R) Value         foreign investment risk,
                                                                           Index). May invest up to 10%  manager risk, market and
                                                                           of its assets in foreign      company risk, market
                                                                           securities and also may       capitalization risk,
                                                                           invest in American            market trends risk,
                                                                           Depositary Receipts and       portfolio turnover risk
                                                                           similar depositary receipts,  and value investing risk.
                                                                           which are not subject to the
                                                                           10% limit on investment. The
                                                                           Portfolio may invest in
                                                                           convertible bonds and
                                                                           convertible preferred stock,
                                                                           and in derivatives and
                                                                           similar investments.

INVESTMENT ADVISER:     ING Lord Abbett         High current income        Invests at least 80% of its   Debt securities risk,
ING Life Insurance and  U.S. Government         consistent with            net assets, plus the amount   derivatives risk,
Annuity Company         Securities Portfolio    reasonable risk.           of any borrowings for         interest rate risk,
                                                                           investment purposes, in U.S.  leveraging risk, manager
SUB-ADVISER:                                                               government securities. These  risk, market and company
Lord, Abbett & Co. LLC                                                     securities include            risk, mortgage-related
                                                                           obligations issued by the     securities risk,
                                                                           U.S. Treasury and certain     portfolio turnover risk,
                                                                           obligations issued or         prepayment or call risk,
                                                                           guaranteed by U.S.            price volatility risk,
                                                                           Government agencies and U.S.  U.S. government
                                                                           Government-sponsored          securities & obligations
                                                                           enterprises, such as:         risk and zero-coupon
                                                                           Federal Home Loan Mortgage    risk.
                                                                           Corporation; Federal
                                                                           National Mortgage
                                                                           Association; Federal Farm
                                                                           Credit Bank; and Government
                                                                           National Mortgage
                                                                           Association. May invest in
                                                                           derivative and similar
                                                                           instruments, including
                                                                           options, futures, forward
                                                                           contracts, swap agreements,
                                                                           warrants and rights. May
                                                                           also invest extensively in
                                                                           mortgage-related securities
                                                                           and also may invest in other
                                                                           asset-backed securities.

INVESTMENT ADVISER:     ING Marsico Growth      Capital appreciation.      Invests primarily in equity   Derivatives risk,
Directed                Portfolio                                          securities of companies of    emerging markets risk,
Services, Inc.                                                             any size, selected for their  foreign investment risk,
                                                                           growth potential. Will        growth investing risk,
SUB-ADVISER:                                                               normally hold a core          investment model risk,
Marsico Capital                                                            position of between 35 and    manager risk, market and
Management, LLC                                                            50 common stocks primarily    company risk, market
                                                                           emphasizing larger companies  capitalization risk,
                                                                           (those with market            market trends risk, price
                                                                           capitalizations of $4         volatility risk and
                                                                           billion or more). May also    sector risk.
                                                                           invest in foreign securities
                                                                           (including emerging markets)
                                                                           and forward foreign currency
                                                                           contracts, futures and
                                                                           options. Substantial cash
                                                                           holdings in the absence of
                                                                           attractive investment
                                                                           opportunities; and, from
                                                                           time to time, investment of
                                                                           more than 25% assets in
                                                                           securities of companies in
                                                                           one or more market sectors.
                                                                           Generally will not invest
                                                                           more than 25% of total
                                                                           assets in a particular
                                                                           industry within a sector.

INVESTMENT ADVISER:     ING Marsico             Long-term growth of        Invests at least 65% of       Currency risk, emerging
Directed                International           capital.                   assets in common stocks of    markets risk, equity
Services, Inc.          Opportunities                                      foreign companies. May        securities risk, foreign
                        Portfolio                                          invest in companies of any    investment risk, growth
SUB-ADVISER:                                                               size throughout the world.    stock risk, investment
Marsico Capital                                                            Invests in issuers from a     models risk, liquidity
Management, LLC                                                            number of different           risk, manager risk,
                                                                           countries, not including the  market and company risk,
                                                                           U.S. and generally maintains  market capitalization
                                                                           a core position of between    risk, market trends risk,
                                                                           35 and 50 common stocks. May  over-the-counter
                                                                           use options, futures and      investment risk, price
                                                                           foreign currency contracts.   volatility risk and
                                                                           May invest in emerging        sector risk.
                                                                           markets. Up to 10% in
                                                                           fixed-income securities and
                                                                           up to 5% in high-yield bonds
                                                                           and mortgage- and
                                                                           asset-backed securities. Up
                                                                           to 15% in illiquid
                                                                           securities. May invest up to
                                                                           25% of its total assets in
                                                                           securities of companies in a
                                                                           single market sector,
                                                                           although it generally will
                                                                           not invest more than 25% of
                                                                           its total assets in a
                                                                           particular industry within a
                                                                           sector.

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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING Mercury Large Cap   Long-term growth of        Invests at least 80% of       Call risk, convertible
Directed                Growth Portfolio        capital.                   assets in equity securities   securities risk, debt
Services, Inc.                                                             of large capitalization       securities risk,
                                                                           companies (defined as those   depositary receipts risk,
SUB-ADVISER:                                                               included in the Russell       derivatives risk, equity
Mercury Advisors                                                           1000(R) Growth Index). Up to  securities risk, foreign
                                                                           10% in foreign securities,    investment risk, growth
                                                                           including American and        investing risk, interest
                                                                           European depositary           rate risk, investment
                                                                           receipts. May invest in       models risk, manager
                                                                           derivatives, short-term debt  risk, market and company
                                                                           securities, non-convertible   risk, market
                                                                           preferred stocks and bonds    capitalization risk,
                                                                           or government and money       maturity risk, portfolio
                                                                           market securities.            turnover risk, securities
                                                                                                         lending risk and U.S.
                                                                                                         government and
                                                                                                         obligations securities
                                                                                                         risk.

INVESTMENT ADVISER:     ING Mercury Large Cap   Long-term growth of        Invests at least 80% of its   Borrowing and leverage
Directed Services, Inc. Value Portfolio         capital.                   assets in a diversified       risk, call risk, debt
                                                                           portfolio of equity           securities risk,
SUB-ADVISER:                                                               securities of                 depositary receipts risk,
Mercury Advisors                                                           large-capitalization          derivatives risk, equity
                                                                           companies (those within the   securities risk, foreign
                                                                           market-cap range of           investment risk,
                                                                           companies included in the     high-yield, lower grade
                                                                           Russell 1000(R) Value         debt securities risk,
                                                                           Index). May invest up to 10%  investment models risk,
                                                                           of its total assets in        liquidity risk, manager
                                                                           securities issued by foreign  risk, market and company
                                                                           issuers, including American   risk, market
                                                                           Depositary Receipts. Will     capitalization risk,
                                                                           generally limit its foreign   over-the-counter
                                                                           securities investments to     investment risk,
                                                                           ADRs of issuers in developed  portfolio turnover risk,
                                                                           countries. May also invest    restricted and illiquid
                                                                           in investment grade           securities risk,
                                                                           convertible securities,       securities lending risk,
                                                                           preferred stock, illiquid     U.S. government
                                                                           securities, U.S. government   securities and
                                                                           debt securities of any        obligations risk and
                                                                           maturity, and derivatives     value investing risk.
                                                                           for hedging purposes. May
                                                                           purchase or sell securities
                                                                           on a whenissued basis. May
                                                                           lend up to 33 1/3% of its
                                                                           total assets and invest
                                                                           uninvested cash in money
                                                                           market funds.

INVESTMENT ADVISER:     ING MFS Capital         Capital appreciation.      Invests at least 65% of net   Convertible securities
ING Life Insurance and  Opportunities                                      assets in common stocks and   risk, credit risk,
Annuity Company         Portfolio                                          related securities, such as   currency risk, depositary
                                                                           preferred stocks,             receipts risk, emerging
SUB-ADVISER:                                                               convertible securities and    markets risk, equity
Massachusetts                                                              depositary receipts. May      securities risk, foreign
Financial Services                                                         invest in foreign             investment risk, growth
Company                                                                    securities, including         investing risk, market
                                                                           emerging market securities.   and company risk,
                                                                           May invest in securities      over-the-counter
                                                                           listed on a securities        investment risk and
                                                                           exchange or traded in the     portfolio turnover risk.
                                                                           over-the-counter markets.

INVESTMENT ADVISER:     ING MFS Mid Cap Growth  Long-term growth of        Invests at least 80% of       Convertible securities
Directed                Portfolio               capital.                   assets in common stocks and   risk, debt securities
Services, Inc.                                                             related securities (such as   risk, derivatives risk,
                                                                           preferred stocks,             emerging markets risk,
SUB-ADVISER:                                                               convertible securities, and   foreign investment risk,
Massachusetts                                                              depositary receipts) of       growth stock risk,
Financial Services                                                         companies with medium market  high-yield, lower grade
Company                                                                    capitalizations (defined as   debt securities risk,
                                                                           those companies with          manager risk, market and
                                                                           capitalizations of $250       company risk, market
                                                                           million or more but not       capitalization risk,
                                                                           exceeding the top range of    mid-capitalization
                                                                           the Russell(R) Midcap(R)      company risk,
                                                                           Growth Index). May invest in  over-the-counter
                                                                           debt securities, including    investment risk,
                                                                           up to 10% in high-yield       portfolio turnover risk
                                                                           bonds. May invest up to 20%   and short sales risk.
                                                                           in foreign securities. May
                                                                           establish short positions
                                                                           and invest in derivatives.

INVESTMENT ADVISER:     ING Neuberger Berman    Capital growth.            Invests mainly in common      Derivatives risk, equity
ING Life Insurance and  Partners Portfolio                                 stocks of mid-capitalization  securities risk, foreign
Annuity Company                                                            companies (those companies    investment risk,
                                                                           with total market             leveraging risk, manager
SUB-ADVISER:                                                               capitalizations within the    risk, market and company
Neuberger Berman                                                           range of the Russell          risk, mid-capitalization
Management Inc.                                                            Midcap(R) Index). In          company risk, portfolio
                                                                           selecting investments, the    turnover risk, price
                                                                           Sub-Adviser looks for         volatility risk,
                                                                           well-managed companies with   securities lending risk
                                                                           strong balance sheets whose   and value investing risk.
                                                                           stock prices are
                                                                           undervalued. May invest a
                                                                           portion of its assets in
                                                                           derivative instruments,
                                                                           including options and
                                                                           futures. May also invest up
                                                                           to 20% of its assets in
                                                                           securities of foreign
                                                                           issuers. May also engage in
                                                                           borrowing and lend its
                                                                           securities.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING Neuberger Berman    Capital growth.            Invests mainly in common      Derivatives risk, equity
ING Life Insurance and  Regency Portfolio                                  stocks of mid-capitalization  securities risk, foreign
Annuity Company                                                            companies (those companies    investment risk,
                                                                           with total market             leveraging risk, manager
SUB-ADVISER:                                                               capitalizations within the    risk, market and company
Neuberger Berman                                                           range of the Russell          risk, mid-capitalization
Management Inc.                                                            Midcap(R) Index). In          company risk, portfolio
                                                                           selecting investments, the    turnover risk, sector
                                                                           Sub-Adviser looks for         allocation risk,
                                                                           undervalued companies with    securities lending risk
                                                                           high-quality businesses.      and value investing risk.
                                                                           From time to time the
                                                                           Sub-Adviser may emphasize
                                                                           investment in sectors that
                                                                           it believes will benefit
                                                                           from market or economic
                                                                           trends. May invest a portion
                                                                           of its assets in derivative
                                                                           instruments, including
                                                                           options and futures. May
                                                                           invest up to 20% of its
                                                                           assets in securities of
                                                                           foreign issuers. May also
                                                                           engage in borrowing and lend
                                                                           its securities.

INVESTMENT ADVISER:     ING Oppenheimer Main    Long-term growth of        Invests mainly in common      Call risk, debt
Directed                Street Portfolio(R)     capital and future         stock of U.S. companies of    securities risk, equity
Services, Inc.                                  income.                    different capitalization      securities risk,
                                                                           ranges, presently focusing    investment models risk,
SUB-ADVISER:                                                               on large-capitalization       manager risk, market and
OppenheimerFunds, Inc.                                                     issuers. May invest in debt   company risk, market
                                                                           securities such as bonds and  capitalization risk,
                                                                           debentures, but does not      mid-cap company risk,
                                                                           currently emphasize these     securities lending risk
                                                                           investments.                  and small-capitalization
                                                                                                         company risk.

INVESTMENT ADVISER:     ING Oppenheimer         High level of current      Invests in debt securities    Credit risk, derivatives
ING Life Insurance and  Strategic Income        income principally         of issuers in three market    risk, debt securities
Annuity Company         Portfolio               derived from interest      sectors: foreign governments  risk, derivatives risk,
                                                on debt securities.        and companies; U.S.           emerging markets risk,
SUB-ADVISER:                                                               government securities; and    foreign investment risk,
OppenheimerFunds, Inc.                                                     lower grade, high-yield       high-yield, lower grade
                                                                           securities of U.S. and        debt securities risk,
                                                                           foreign issuers. Those debt   interest rate risk,
                                                                           securities include foreign    manager risk,
                                                                           government and U.S.           mortgage-related
                                                                           government bonds and notes,   securities risk,
                                                                           collateralized mortgage       portfolio turnover risk,
                                                                           obligations, other mortgage-  prepayment or call risk,
                                                                           and asset-backed securities,  sector allocation risk,
                                                                           participation interest in     U.S. government
                                                                           loans, structured notes,      securities & obligations
                                                                           lower-grade high-yield debt   risk and zero coupon
                                                                           obligations and zero coupon   risk.
                                                                           or stripped securities. May
                                                                           invest up to 100% in any one
                                                                           sector at any time. Foreign
                                                                           investments can include debt
                                                                           securities of issuers in
                                                                           developed markets as well as
                                                                           emerging markets. Can use
                                                                           hedging instruments and
                                                                           certain derivatives.

INVESTMENT ADVISER:     ING PIMCO High Yield    Maximum total return,      Invests at least 80% of       Borrowing and leverage
Directed                Portfolio               consistent with            assets in a diversified       risk, call risk,
Services, Inc.                                  preservation of            portfolio of high yield       convertible securities
                                                capital and prudent        securities ("junk bonds")     risk, credit risk,
SUB-ADVISER:                                    investment management.     rated below investment grade  currency risk, debt
Pacific Investment                                                         but rated at least CCC/Caa    securities risk,
Management Company LLC                                                     by Moody's Investors          derivatives risk,
                                                                           Service, Inc., Standard and   emerging markets risk,
                                                                           Poor's Rating Service, or     foreign investment risk,
                                                                           Fitch, or if unrated,         high yield, lower grade
                                                                           determined to be of           debt securities risk,
                                                                           comparable quality, subject   interest rate risk,
                                                                           to a maximum of 5% of total   leveraging risk,
                                                                           assets in CCC/Caa             liquidity risk, manager
                                                                           securities. The remainder of  risk, market and company
                                                                           assets may be invested in     risk, mortgage-related
                                                                           investment grade fixed        securities risk,
                                                                           income investments. May       securities lending risk
                                                                           invest up to 20% in non-US    and U.S. government
                                                                           dollar-denominated            securities & obligations
                                                                           securities and without limit  risk.
                                                                           in U.S. dollar-denominated
                                                                           foreign securities (up to
                                                                           10% in emerging markets).
                                                                           May invest in derivative
                                                                           instruments.

INVESTMENT ADVISER:     ING PIMCO Total Return  Maximum total return.      Invests at least 65% of       Convertible securities
ING Life Insurance and  Portfolio                                          assets in fixed-income        risk, credit risk,
Annuity Company                                                            instruments of varying        currency risk, debt
                                                                           maturities. Primarily in      securities risk,
SUB-ADVISER:                                                               investment grade securities,  derivatives risk,
Pacific Investment                                                         but may invest up to 10% in   emerging markets risk,
Management Company LLC                                                     high-yield securities rated   foreign investment risk,
                                                                           B or higher or if unrated,    high-yield, lower-grade
                                                                           determined to be of           debt securities risk,
                                                                           comparable quality. May       interest rate risk,
                                                                           invest up to 30% of assets    leveraging risk,
                                                                           in foreign securities and     liquidity risk, manager
                                                                           may invest beyond that limit  risk, market and company
                                                                           in U.S. dollar-denominated    risk, mortgage-related
                                                                           securities of foreign         securities risk,
                                                                           issuers. May invest all of    portfolio turnover risk,
                                                                           its assets in derivatives.    prepayment or call risk
                                                                                                         and U.S. government
                                                                                                         securities & obligations
                                                                                                         risk.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING Pioneer Fund        Reasonable income and      Invests in a broad list of    Convertible securities
Directed Services, Inc. Portfolio               capital growth.            carefully selected            risk, depositary receipts
                                                                           securities believed to be     risk, derivatives risk,
SUB-ADVISER:                                                               reasonably priced, rather     equity securities risks,
Pioneer Investment                                                         than in securities whose      foreign investment risk,
Management, Inc.                                                           prices reflect a premium      manager risk, market and
                                                                           resulting from their current  company risk and value
                                                                           market popularity. Invests    investing risk.
                                                                           the major portion of assets
                                                                           in equity securities
                                                                           (including common stocks,
                                                                           convertible debt, depositary
                                                                           receipts, warrants, rights
                                                                           and preferred stocks),
                                                                           primarily of U.S. issuers.

INVESTMENT ADVISER:     ING Pioneer High Yield  Maximize total return      Invests at least 80% of its   Convertible securities
ING Life Insurance and  Portfolio               through income and         net assets in below           risk, credit risk, debt
Annuity Company                                 capital appreciation.      investment grade (high        securities risk,
                                                                           yield) debt securities and    depositary receipts risk,
SUB-ADVISER:                                                               preferred stocks. The         derivatives risk,
Pioneer Investment                                                         Portfolio invests in          emerging markets risk,
Management, Inc.                                                           securities with a broad       equity securities risk,
                                                                           range of maturities, and its  foreign investment risk,
                                                                           high yield securities         high-yield, lower-grade
                                                                           investments may be            debt securities risk,
                                                                           convertible into equity       interest rate risk,
                                                                           securities. May invest more   leveraging risk,
                                                                           than 25% of its assets in     liquidity risk, manager
                                                                           the same market segment,      risk, market and company
                                                                           such as financials or         risk, mortgage-related
                                                                           technology. The Portfolio     securities risk,
                                                                           may invest up to 15% of its   prepayment or call risk,
                                                                           total assets in foreign       securities lending risk,
                                                                           securities (excluding         value investing risk and
                                                                           Canadian issuers) including   zero-coupon risk.
                                                                           debt and equity securities
                                                                           of corporate issuers and
                                                                           debt securities of
                                                                           government issuers in
                                                                           developed and emerging
                                                                           markets. May invest in
                                                                           investment grade and below
                                                                           investment grade convertible
                                                                           bonds and preferred stocks
                                                                           that are convertible into
                                                                           equity securities,
                                                                           mortgage-backed and
                                                                           asset-backed securities,
                                                                           mortgage derivatives and
                                                                           structured securities. May
                                                                           also invest in equity
                                                                           securities of U.S. and
                                                                           non-U.S. issuers including
                                                                           common stocks, depositary
                                                                           receipts, warrants, rights
                                                                           and other equity interests.
                                                                           May use derivatives for
                                                                           hedging, but from time to
                                                                           time may use derivatives as
                                                                           a substitute for purchasing
                                                                           or selling securities or to
                                                                           increase the Portfolio's
                                                                           return. The Portfolio may
                                                                           invest the remainder of its
                                                                           assets in securities with
                                                                           remaining maturities of less
                                                                           than one year, cash
                                                                           equivalents or may hold
                                                                           cash.

INVESTMENT ADVISER:     ING Pioneer Mid Cap     Capital Appreciation.      Invests at least 80% of       Call risk, convertible
Directed                Value Portfolio                                    assets in equity securities   securities risk, debt
Services, Inc.                                                             of mid-size companies         securities risk,
                                                                           (defined as those companies   depositary receipts risk,
SUB-ADVISER:                                                               with market capitalizations   derivatives risk, equity
Pioneer Investment                                                         of companies included in the  securities risk, foreign
Management, Inc.                                                           Russell(R) Midcap Value       investment risks, manager
                                                                           Index). Focuses on companies  risk, market
                                                                           with capitalizations within   capitalization risk,
                                                                           the $1 billion to $10         market and company risk,
                                                                           billion range. The equity     mid-capitalization
                                                                           securities in which the       company risk, securities
                                                                           Portfolio principally         lending risk and value
                                                                           invests include common and    investing risk.
                                                                           preferred stocks, depositary
                                                                           receipts and convertible
                                                                           debt but may invest in other
                                                                           equity securities to a
                                                                           lesser extent.

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         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING Templeton Foreign   Long-term capital growth.  Invests at least 80% of its   Convertible securities
ING Life Insurance and  Equity Portfolio                                   net assets in foreign         risk, currency risk,
Annuity Company                                                            (non-U.S.) equity             depositary receipt risk,
                                                                           securities, including         derivatives risk,
SUB-ADVISER:                                                               countries with emerging       emerging markets risk,
Templeton Investment                                                       securities markets. Equity    equity securities risk,
Counsel, LLC                                                               securities include common     foreign investment risk,
                                                                           stocks, preferred stocks and  geographic focus risk,
                                                                           convertible securities. May   manager risk, market and
                                                                           also invest a portion of its  company risk, portfolio
                                                                           assets in smaller companies   turnover risk, price
                                                                           (those companies with market  volatility risk, sector
                                                                           capitalizations of less than  risk, securities lending
                                                                           $4 billion). May also invest  risk, small-capitalization
                                                                           in ADRs, GDRs and EDRs. The   company risk and value
                                                                           Portfolio may also have       investing risk.
                                                                           significant investments in
                                                                           one or more countries or on
                                                                           particular sectors, such as
                                                                           financial institutions or
                                                                           industrial companies. May
                                                                           use derivatives and may
                                                                           invest up to 5% of its total
                                                                           assets in swap agreements,
                                                                           put and call options and
                                                                           collars. The Sub-Adviser may
                                                                           invest up to 100% of the
                                                                           Portfolio's assets in a
                                                                           temporary defensive manner
                                                                           by holding all or a
                                                                           substantial portion of its
                                                                           assets in cash, cash
                                                                           equivalents or other high
                                                                           quality short-term
                                                                           investments. Temporary
                                                                           defensive investments may
                                                                           generally include money
                                                                           market securities,
                                                                           short-term and medium-term
                                                                           U.S. and foreign government
                                                                           securities, bank obligations
                                                                           and repurchase agreements.

INVESTMENT ADVISER:     ING T. Rowe Price       Long-term capital          Invests at least 80% of       Derivatives risk, equity
ING Life Insurance and  Diversified Mid Cap     appreciation.              assets in equity securities   securities risk, foreign
Annuity Company         Growth Portfolio                                   of companies having           investment risk, growth
                                                                           marketing capitalizations     investing risk, market
SUB-ADVISER:                                                               within the range of           and company risk,
T. Rowe Price                                                              companies in the Russell      mid-capitalization
Associates, Inc.                                                           Midcap(R) Growth Index or     company risk,
                                                                           S&P MidCap 400 Index.         over-the-counter
                                                                           Focuses on mid-size           investment risk and
                                                                           companies. Most investments   portfolio turnover risk.
                                                                           will be in U.S. common stock
                                                                           but may also invest in
                                                                           foreign securities and
                                                                           futures and options.

INVESTMENT ADVISER:     ING T. Rowe Price       Substantial dividend       Invests at least 80% of its   Call risk, convertible
Directed Services, Inc. Equity Income           income as well as          assets in common stocks,      securities risk, debt
                        Portfolio               long-term growth of        with 65% in the common        securities risk,
SUB-ADVISER:                                    capital.                   stocks of well-established    derivatives risk, foreign
T. Rowe Price                                                              companies paying              investment risk, high
Associates, Inc.                                                           above-average dividends.      yield, lower-grade debt
                                                                           Invests most assets in U.S.   securities risk, manager
                                                                           common stocks, but also may   risk, market and company
                                                                           invest in other securities,   risk, undervalued
                                                                           including convertible         securities risk and value
                                                                           securities, warrants,         investing risk.
                                                                           preferred stocks, foreign
                                                                           securities, debt securities,
                                                                           including high-yield debt
                                                                           securities and futures and
                                                                           options. May also invest in
                                                                           shares of the T. Rowe Price
                                                                           Reserve Investment Funds,
                                                                           Inc. and Government Reserve
                                                                           Investment Funds, Inc.

INVESTMENT ADVISER:     ING T. Rowe Price       Long-term capital          Invests at least 80% of       Currency risk, depositary
ING Life Insurance and  Growth Equity           growth, and secondarily,   assets in common stocks,      receipts risk,
Annuity Company         Portfolio               increasing dividend        with a focus on growth        derivatives risk,
                                                income.                    companies. May also purchase  emerging markets risk,
SUB-ADVISER:                                                               foreign securities, hybrid    equity securities risk,
T. Rowe Price                                                              securities, and futures and   foreign investment risk,
Associates, Inc.                                                           options. May have exposure    growth stock risk and
                                                                           to foreign currencies.        market and company risk.
                                                                           Investment in foreign
                                                                           securities limited to 30%.

INVESTMENT ADVISER:     ING UBS U.S. Large Cap  Long-term growth of        Invests at least 80% of       Derivatives risk, equity
ING Life Insurance and  Equity Portfolio        capital and future         assets in equity securities   securities risk, market
Annuity Company                                 income.                    of U.S. large-capitalization  and company risk,
                                                                           companies (defined as those   mid-capitalization
SUB-ADVISER:                                                               with market capitalization    company risk,
UBS Global Asset                                                           range equal to those of       over-the-counter
Management (Americas)                                                      companies included in the     investment risk,
Inc.                                                                       Russell 1000(R) Index.        portfolio turnover risk,
                                                                           Equity investments include    small-capitalization
                                                                           dividend-paying securities,   company risk and value
                                                                           common stock and preferred    investing risk.
                                                                           stock. Emphasizes large
                                                                           capitalization stock, but
                                                                           may hold small- and
                                                                           mid-capitalization stock.
                                                                           May invest in options,
                                                                           futures and other
                                                                           derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING UBS U.S. Small Cap  Long-term capital          Invests at least 80% of its   Derivatives risk, equity
ING Life Insurance and  Growth Portfolio        appreciation.              net assets in equity          securities risk, foreign
Annuity Company                                                            securities of U.S. small      investment risk, manager
                                                                           capitalization companies      risk, market and company
SUB-ADVISER:                                                               (those companies with market  risk, market trends risk,
UBS Global Asset                                                           capitalizations of $2.5       other investment
Management (Americas)                                                      billion or less at the time   companies risk and
Inc.                                                                       of purchase). Equity          small-capitalization
                                                                           securities may include        company risk.
                                                                           common stock and preferred
                                                                           stock. May invest up to 20%
                                                                           of its net assets in foreign
                                                                           securities and also invest
                                                                           in derivatives. In selecting
                                                                           securities, the Sub-Adviser
                                                                           seeks to invest in companies
                                                                           that possess dominant market
                                                                           positions or franchises, a
                                                                           major technical edge, or a
                                                                           unique competitive
                                                                           advantage. May also invest
                                                                           in emerging growth
                                                                           companies, which are
                                                                           companies that are expected
                                                                           to experience above-average
                                                                           earnings or cash flow growth
                                                                           or meaningful changes in
                                                                           underlying asset values. May
                                                                           also invest a portion of its
                                                                           assets in securities outside
                                                                           the market capitalization
                                                                           range stated above. May
                                                                           invest in cash or cash
                                                                           equivalent instruments,
                                                                           including shares of an
                                                                           affiliated investment
                                                                           company. When market
                                                                           conditions warrant, may make
                                                                           substantial temporary
                                                                           defensive investments in
                                                                           cash equivalents.

INVESTMENT ADVISER:     ING Van Kampen          Seeks capital growth and   Invests in equity securities  Convertible securities
ING Life Insurance and  Comstock Portfolio      income.                    including common stocks,      risk, currency risk, debt
Annuity Company                                                            preferred stocks, and         securities risk,
                                                                           securities convertible into   derivatives risk, equity
SUB-ADVISER:                                                               common and preferred stocks.  securities risk, foreign
Van Kampen (Morgan                                                         May invest up to 10% of       investment risk, market
Stanley Investment                                                         assets in high-quality        and company risk,
Management Inc.)                                                           short-term debt securities    mid-capitalization
                                                                           and investment grade          company risk, small-
                                                                           corporate debt securities.    capitalization company
                                                                           May invest up to 25% of       risk and value investing
                                                                           assets in foreign             risk.
                                                                           securities, and may invest
                                                                           in derivatives.

INVESTMENT ADVISER:     ING Van Kampen Equity   Long-term capital          Invests at least 80% of       Emerging markets risk,
Directed Services,      Growth Portfolio        appreciation.              assets in equity securities.  equity securities risk,
Inc.                                                                       Invests primarily in          foreign investment risk,
                                                                           growth-oriented U.S.          growth stock risk,
SUB-ADVISER:                                                               companies and of foreign      manager risk, market and
Van Kampen (Morgan                                                         companies (up to 25%          company risk and
Stanley Investment                                                         including emerging markets)   securities lending risk.
Management Inc.)                                                           listed on U.S. exchanges or
                                                                           traded in U.S. markets.

INVESTMENT ADVISER:     ING Van Kampen Real     Capital appreciation.      Invests at least 80% of       Call risk, convertible
Directed Services,      Estate Portfolio        Current income is a        assets in equity securities   securities risk, debt
Inc.                                            secondary objective.       of companies in the U.S.      securities risk,
                                                                           real estate industry that     derivatives risk,
SUB-ADVISER:                                                               are listed on national        diversification risk,
Van Kampen (Morgan                                                         exchanges or the NASDAQ. May  equity securities risk,
Stanley Investment                                                         also invest up to 25% of      high-yield, lower grade
Management Inc.)                                                           assets in financial           debt securities risk,
                                                                           institutions that issue or    industry concentration
                                                                           service mortgages and up to   risk, manager risk,
                                                                           25% of assets in high-yield   market and company risk,
                                                                           debt and convertible bonds.   mortgage-related
                                                                           May invest in equity, debt    securities risk, real
                                                                           or convertible securities     estate investment trusts
                                                                           whose products are related    risk, sector risk and
                                                                           to the real estate industry,  securities lending risk.
                                                                           mortgage- and asset-backed
                                                                           securities and covered
                                                                           options on securities and
                                                                           stock indices. The Portfolio
                                                                           is non-diversified.

INVESTMENT ADVISER:     ING VP Growth           Growth of capital.         Invests at least 65% of       Convertible securities
ING Investments, LLC    Portfolio                                          asset in common stocks and    risk, derivatives risk,
                                                                           securities convertible into   foreign investment risk,
SUB-ADVISER:                                                               common stock. Emphasizes      growth investing risk,
ING Investment                                                             stocks of larger companies,   portfolio turnover risk,
Management Co.                                                             although it may invest in     price volatility risk and
                                                                           companies of any size. May    securities lending risk.
                                                                           invest in derivatives and
                                                                           foreign securities.

INVESTMENT ADVISER:     ING VP Growth and       Maximize total return.     Invests at least 65% of       Convertible securities
ING Investments, LLC    Income Portfolio                                   assets is believed to have    risk, derivatives risk,
                                                                           significant potential for     foreign investment risk,
SUB-ADVISER:                                                               capital appreciation or       market trends risk,
ING Investment                                                             income growth or both.        portfolio turnover risk,
Management Co.                                                             Emphasizes stocks of larger   price volatility risk and
                                                                           companies. May invest up to   securities lending risk.
                                                                           25% in foreign securities.
                                                                           May invest in derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING VP High Yield Bond  High level of current      Invests at least 80% of       Credit risk, derivatives
ING Investments, LLC    Portfolio               income and total return.   assets in high yield bonds.   risk, foreign investment
                                                                           Remaining assets may be       risk, high-yield, lower
SUB-ADVISER:                                                               invested in investment grade  grade debt securities
ING Investment                                                             debt securities, common and   risk, inability to sell
Management Co.                                                             preferred stock, U.S.         securities risk, interest
                                                                           government securities, money  rate risk, portfolio
                                                                           market instruments, and debt  turnover risk, price
                                                                           securities of foreign         volatility risk,
                                                                           issuers, including emerging   securities lending risk
                                                                           markets. May purchase         and small- and
                                                                           structured debt obligations   mid-capitalization
                                                                           and engage in dollar roll     company risk.
                                                                           transactions and swap
                                                                           agreements. May invest in
                                                                           derivatives and companies of
                                                                           any size.

INVESTMENT ADVISER:     ING VP Index Plus       Seeks to outperform the    Invests at least 80% of its   Convertible securities
ING Investments, LLC    International Equity    total return performance   assets in stocks included in  risk, derivatives risk,
                        Portfolio               of the Morgan Stanley      the MSCI EAFE(R) Index,       equity securities risk,
SUB-ADVISER:                                    Capital International      exchange-traded funds         foreign investment risk,
ING Investment                                  Europe Australasia and     ("ETFs"), and derivatives     index strategy risk,
Management Advisors,                            Far East Index ("MSCI      (including futures and        manager risk, market and
B.V.                                            EAFE(R) Index"), while     options) whose economic       company risk, market
                                                maintaining a market       returns are similar to the    capitalization risk,
                                                level of risk.             MSCI EAFE(R) Index or its     market trends risk, other
                                                                           components. May also invest   investment companies risk
                                                                           in convertible securities     and securities lending
                                                                           included in the MSCI EAFE(R)  risk.
                                                                           Index. At any one time, the
                                                                           Portfolio Manager generally
                                                                           includes in the Portfolio
                                                                           between 300 and 400 of the
                                                                           stocks included in the MSCI
                                                                           EAFE(R) Index.

INVESTMENT ADVISER:     ING VP Index Plus       Outperform the total       Invests at least 80% of       Derivatives risk, manager
ING Investments, LLC    LargeCap Portfolio      return performance of the  assets in stocks included in  risk, price volatility
                                                S&P 500(R) Index.          the S&P 500(R) Index. May     risk and securities
SUB-ADVISER:                                                               invest in derivatives.        lending risk.
ING Investment
Management Co.

INVESTMENT ADVISER:     ING VP Index Plus       Outperform the total       Invests at least 80% of       Derivatives risk, manager
ING Investments, LLC    MidCap Portfolio        return performance of the  assets in stocks included in  risk, mid-capitalization
                                                S&P MidCap 400 Index.      the S&P MidCap 400 Index.     company risk, price
SUB-ADVISER:                                                               May invest in derivatives.    volatility risk and
ING Investment                                                                                           securities lending risk.
Management Co.

INVESTMENT ADVISER:     ING VP Index Plus       Outperform the total       Invests at least 80% of       Derivatives risk, manager
ING Investments, LLC    SmallCap Portfolio      return performance of the  assets in stocks included in  risk, price volatility
                                                S&P SmallCap 600 Index.    the S&P SmallCap 600 Index.   risk, securities lending
SUB-ADVISER:                                                               May invest in derivatives.    risk and
ING Investment                                                                                           small-capitalization
Management Co.                                                                                           company risk.

INVESTMENT ADVISER:     ING VP Intermediate     Maximize total return      Invests at least 80% of       Credit risk, derivatives
ING Investments, LLC    Bond Portfolio          consistent with            assets in bonds, including,   risk, extension risk,
                                                reasonable risk.           but not limited to,           foreign investment risk,
SUB-ADVISER:                                                               corporate, government and     high-yield, lower grade
ING Investment                                                             mortgage bonds which are      debt securities risk,
Management Co.                                                             rated investment grade. May   interest rate risk,
                                                                           invest a portion of assets    mortgage-related
                                                                           in high-yield bonds. May      securities risk,
                                                                           also invest in preferred      prepayment or call risk,
                                                                           stocks, high quality money    portfolio turnover risk,
                                                                           market instruments,           price volatility risk,
                                                                           municipal bonds, and debt     securities lending risk
                                                                           securities of foreign         and U.S. government
                                                                           issuers. May engage in        securities & obligations
                                                                           dollar roll transactions and  risk.
                                                                           swap agreements. May use
                                                                           options and futures
                                                                           contracts involving
                                                                           securities, securities
                                                                           indices and interest rates.
                                                                           May invest in asset-backed
                                                                           and mortgage-backed debt
                                                                           securities.

INVESTMENT ADVISER:     ING VP International    Long-term capital growth   Invests at least 80% of       Convertible securities
ING Investments, LLC    Equity Portfolio                                   assets in equity securities.  risk, derivatives risk,
                                                                           At least 65% will be          foreign investment risk,
SUB-ADVISER:                                                               invested in securities of     market trends risk,
ING Investment                                                             companies of any size         portfolio turnover risk,
Management Co.                                                             principally traded in three   price volatility risk and
                                                                           or more countries outside     securities lending risk.
                                                                           the U.S. These securities
                                                                           may include common stocks as
                                                                           well as securities
                                                                           convertible into common
                                                                           stock. May invest in
                                                                           derivatives.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING VP International    Capital appreciation.      Invests at least 65% of       Convertible securities
ING Investments, LLC    Value Portfolio                                    assets in equity securities   risk, debt securities
                                                                           of issuers located in a       risk, emerging markets
SUB-ADVISER:                                                               number of different           risk, foreign investment
ING Investment                                                             countries outside of the      risk, inability to sell
Management Co.                                                             U.S. Invests primarily in     securities risk, market
                                                                           companies with a large        trends risk, portfolio
                                                                           market capitalization, but    turnover risk, price
                                                                           may also invest in small-     volatility risk and
                                                                           and mid-sized companies.      securities lending risk.
                                                                           Generally invests in common
                                                                           and preferred stocks,
                                                                           warrants and convertible
                                                                           securities. May invest in
                                                                           emerging markets countries.
                                                                           May invest in government
                                                                           debt securities of developed
                                                                           foreign countries. May
                                                                           invest up to 35% of assets
                                                                           in securities of U.S.
                                                                           issuers, including
                                                                           investment-grade government
                                                                           and corporate debt
                                                                           securities.

INVESTMENT ADVISER:     ING VP LargeCap Growth  Long-term capital          Invests at least 80% of       Foreign investment risk,
ING Investments, LLC    Portfolio               appreciation.              assets in equity securities   initial public offerings
                                                                           of large U.S. companies.      risk, market trends risk,
SUB-ADVISER:                                                               Large companies are defined   other investment
Wellington Management                                                      as those companies with       companies risk, price
Company, LLP                                                               market capitalizations that   volatility risk and
                                                                           fall within the range of      securities lending risk.
                                                                           companies in the S&P 500(R)
                                                                           Index. May invest the
                                                                           remaining assets in other
                                                                           investment companies,
                                                                           initial public offerings,
                                                                           securities of foreign
                                                                           issuers and non-dollar
                                                                           denominated securities.

INVESTMENT ADVISER:     ING VP MidCap           Long-term capital          Invests at least 80% of       Foreign investment risk,
ING Investments, LLC    Opportunities           appreciation.              assets in common stocks of    derivatives risk,
                        Portfolio                                          mid-sized U.S. companies.     inability to sell
SUB-ADVISER:                                                               Mid-sized companies are       securities risk, market
ING Investment                                                             those with market             trends risk,
Management Co.                                                             capitalizations that fall     mid-capitalization
                                                                           within the range of           company risk, portfolio
                                                                           companies in the Russell      turnover risk, price
                                                                           Midcap(R) Growth Index. May   volatility risk and
                                                                           also invest in derivative     securities lending risk.
                                                                           instruments and foreign
                                                                           securities.

INVESTMENT ADVISER:     ING VP Money Market     High current return,       Invests in high-quality,      Financial services sector
ING Investments, LLC    Portfolio               consistent with            fixed-income securities       concentration risk,
                                                preservation of capital    denominated in the U.S.       credit risk, foreign
SUB-ADVISER:                                    and liquidity.             dollars with short remaining  investment risk, interest
ING Investment                                                             maturities. These securities  rate risk,
Management Co.                                                             include U.S. government       mortgage-related
                                                                           securities, corporate debt    securities risk,
                                                                           securities, repurchase        repurchase agreement
                                                                           agreements, commercial        risk, securities lending
                                                                           paper, asset-backed           risk and U.S. government
                                                                           securities, mortgage-related  securities risk.
                                                                           securities, and certain
                                                                           obligations of U.S. and
                                                                           foreign banks, each of which
                                                                           must be highly rated by
                                                                           independent rating agencies.

INVESTMENT ADVISER:     ING VP Real Estate      Total return.              Invests at least 80% of       Concentration risk,
ING Investments, LLC    Portfolio                                          assets in common and          diversification risk,
                                                                           preferred stocks of U.S.      inability to sell
SUB-ADVISER:                                                               real estate investment        securities, initial
ING Clarion Real                                                           trusts and real estate        public offerings risk,
Estate Securities L.P.                                                     companies. May invest in      market trends risk, price
                                                                           companies of any market       volatility risk, real
                                                                           capitalization; however, it   estate risk and
                                                                           will generally not invest in  securities lending risk.
                                                                           companies with market
                                                                           capitalization of less than
                                                                           $100 million. May invest in
                                                                           initial public offerings.
                                                                           The Portfolio is
                                                                           non-diversified.

INVESTMENT ADVISER:     ING VP SmallCap         Long-term capital          Invests at least 80% of       Market trends risk, price
ING Investments, LLC    Opportunities           appreciation.              assets in commons tock of     volatility risk,
                        Portfolio                                          smaller, lesser-known U.S.    securities lending risk
SUB-ADVISER:                                                               companies. Smaller companies  and small-capitalization
ING Investment                                                             are those with market         companies risk.
Management Co.                                                             capitalizations that fall
                                                                           within the range of
                                                                           companies in the Russell
                                                                           2000(R) Growth Index.

         DESCRIPTION OF THE INVESTMENT OBJECTIVES, MAIN INVESTMENTS AND
                     RISKS OF THE UNDERLYING FUNDS CONTINUED


 INVESTMENT ADVISER /
     SUB-ADVISER           UNDERLYING FUND        INVESTMENT OBJECTIVE           MAIN INVESTMENTS               MAIN RISKS
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER:     ING VP Small Company    Growth of capital.         Invests at least 80% of       Derivatives risk, foreign
ING Investments, LLC    Portfolio                                          assets in common stocks of    investment risk, market
                                                                           small-capitalization          trends risk, price
SUB-ADVISER:                                                               companies.                    volatility risk,
ING Investment                                                             Small-capitalization          securities lending risk
Management Co.                                                             companies are those with      and small-capitalization
                                                                           market capitalizations that   company risk.
                                                                           fall within the range of the
                                                                           S&P SmallCap 600 Index or
                                                                           the Russell 2000(R) Index or
                                                                           if not included in either
                                                                           index have market
                                                                           capitalizations between $26
                                                                           million and $4.3 billion.
                                                                           May invest in foreign
                                                                           securities. May invest in
                                                                           derivative instruments.

INVESTMENT ADVISER:     ING VP Value            Growth of capital.         Invests at least 65% of       Foreign investment risk,
ING Investments, LLC    Opportunity Portfolio                              assets in common stocks. May  price volatility risk,
                                                                           invest in companies of any    securities lending risk
SUB-ADVISER:                                                               size, although it tends to    and value investing risk.
ING Investment                                                             invest in the majority of
Management Co.                                                             its assets in companies with
                                                                           market capitalizations
                                                                           greater than $1 billion.
                                                                           Focuses on investing in
                                                                           securities of large
                                                                           companies which are included
                                                                           in the 500 largest U.S.
                                                                           companies as measured by
                                                                           total revenues, net assets,
                                                                           cash flow or earnings, or
                                                                           the 1,000 largest companies
                                                                           as measured by equity market
                                                                           capitalization. Equity
                                                                           securities include common
                                                                           stocks and American
                                                                           Depositary Receipts. May
                                                                           invest the remaining 35% of
                                                                           assets in other types of
                                                                           securities including foreign
                                                                           securities and securities of
                                                                           smaller companies.

INVESTMENT ADVISER:     ING Wells Fargo Mid     Long-term capital growth.  Invests at least 80% of its   Call risk, debt
Directed Services, Inc. Cap Disciplined                                    net assets (plus borrowings   securities risk, equity
                        Portfolio                                          for investment purposes) in   securities risk, foreign
SUB-ADVISER:                                                               securities of                 investment risk, manager
Wells Capital                                                              mid-capitalization companies  risk, market and company
Management                                                                 found within the range of     risk, market
                                                                           companies comprising the      capitalization risk,
                                                                           Russell Midcap(R) Value       mid-capitalization
                                                                           Index at the time of          company risk, portfolio
                                                                           purchase. May invest in any   turnover risk, sector
                                                                           sector and may emphasize one  risk, securities lending
                                                                           or more particular sectors.   risk,
                                                                           May invest up to 25% of its   small-capitalization
                                                                           assets in foreign securities  company risk and value
                                                                           and loan up to 33 1/3% of     investing risk.
                                                                           its total assets.

INVESTMENT MANAGER:     ING Wells Fargo Small   Long-term capital          Invests at least 80% of its   Equity securities risk,
ING Investments, LLC    Cap Disciplined         appreciation.              assets in the securities of   foreign investment risk,
                        Portfolio                                          small-capitalization          manager risk, market and
SUB-ADVISER:                                                               companies (companies whose    company risk, market
Wells Capital                                                              market capitalization is      capitalization risk,
Management                                                                 similar to that of companies  portfolio turnover risk,
                                                                           in the Russell 2500(TM)       sector risk, securities
                                                                           Index at the time of          lending risk,
                                                                           purchase). May invest in any  small-capitalization
                                                                           sector, and at times, the     company risk and value
                                                                           Sub-Adviser may emphasize     investing risk.
                                                                           one or more particular
                                                                           sectors. May also invest up
                                                                           to 25% of its total assets
                                                                           in foreign securities


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                            MORE INFORMATION ON RISKS


   Risk is the chance that you will lose money on an investment, or that it will not earn as much as you expect. Every mutual fund has some degree of risk depending upon what it invests in and what strategies it uses. Here are some of the key risks you should know about before investing in the Solution
   Portfolios:

-  ASSET ALLOCATION IS NO GUARANTEE AGAINST LOSS


   Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Solution Portfolios. Furthermore, ILIAC's allocation of a Portfolio's assets to certain asset classes and Underlying Funds may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in fixed-income securities during a period of stock market appreciation may result in lower total return.


   There is a risk that you could achieve better returns in an Underlying Fund or other mutual funds representing a single asset class than in each Portfolio.

   Assets will be allocated among asset classes and markets based on judgments made by ILIAC and the Consultant. There is a risk that a Portfolio may allocate assets to an asset class or market that underperforms other asset classes. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

-  PERFORMANCE OF THE UNDERLYING FUNDS WILL VARY

   The performance of the Solution Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of a Portfolio changes as the asset values of the Underlying Funds it holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.

-  TEMPORARY DEFENSIVE POSITIONS


   A Portfolio or an Underlying Fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic, political or other conditions affect a Portfolio or an Underlying Fund. Instead, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash items, government securities and short term paper. While a Portfolio or an Underlying Fund invests defensively, it may not be able to pursue its investment objective. A Portfolio's or an Underlying Fund's defensive investment position may not be effective in protecting its value.


-  CONFLICT OF INTEREST


   In making decisions on the allocation of the assets of the Solution Portfolios among the Underlying Funds, ILIAC subject to several conflicts of interest because it serves as the investment adviser to the Solution Portfolios, and it or an affiliate serves as investment adviser to the Underlying Funds. These conflicts could arise because some Underlying Funds pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ILIAC, while others do not. ILIAC also subsidizes the expenses of some of the Underlying Funds, but does not subsidize others. Further, ILIAC may believe that a redemption from an Underlying Fund will be harmful to that Underlying Fund or to ILIAC or an affiliate or may believe that an Underlying Fund may benefit from additional assets. Therefore, ILIAC may have incentives to allocate and reallocate in a fashion that would advance its own interests or the interests of an Underlying Fund rather than a Solution Portfolio. With respect to a fixed contract issued by ILIAC or an affiliated insurer, ILIAC serves as the investment adviser to the Solution Portfolios, and is therefore subject to competing interests that have the potential to influence its decision making in connection with the selection of a fixed contract or its terms.


   ILIAC has informed the Fund's Board that it has developed an investment process using an investment committee to make sure that the Solution Portfolios are managed in the best interests of the shareholders of the Solution Portfolios. Nonetheless, investors bear the risk that the Adviser's allocation decisions may be affected by its conflicts of interest.

           RISKS ASSOCIATED WITH AN INVESTMENT IN THE UNDERLYING FUNDS

   Each Portfolio is also affected by other kinds of risks, depending on the types of securities held or the strategies used by the Underlying Funds, such as:


   ASSET ALLOCATION RISK Certain of the Underlying Funds may allocate their investments between equity and fixed-income securities and among various segments of markets based on judgments made by ILIAC and the Consultant. An Underlying Fund that uses a market, sector or asset allocation model could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting those where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.


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

   BANKING CONCENTRATION RISK The risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).


   BORROWING AND LEVERAGE RISK An Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of an Underlying Fund's shares and in an Underlying Fund's return. Borrowing will cost the Underlying Fund interest expense and other fees. The cost of borrowing may reduce an Underlying Fund's return.

   CALL RISK During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.


   CONCENTRATION RISK When an Underlying Fund invests primarily in securities of companies in a particular market industry, the Underlying Fund may be subject to greater risks and market fluctuations than other funds that are more diversified by industry.

   CONVERTIBLE SECURITIES RISK The value of convertible securities may fall when interest rates increase and rise as interest rates fall. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

   CREDIT RISK An Underlying Fund could lose money if a bond issuer is unable to make principal and interest payments when due. An Underlying Fund's investment in non-investment grade debt securities involves credit risk because issuers of non-investment grade securities may be more likely to have difficulty making timely payments of interest or principal. An Underlying Fund's investment in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities involve credit risk because certain obligations are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources rather than the full faith and credit of the U.S. Treasury.

   CREDIT DERIVATIVES RISK Certain Underlying Funds may enter into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. An Underlying Fund pays a fee to enter into the trade and receives a fixed payment during the life of the swap. If there is a credit event, an Underlying Fund either delivers the defaulted bond (if the Underlying Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if the Underlying Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

   CURRENCY RISK Underlying Funds that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

   Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, an Underlying Fund's investments in foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.

   DEBT SECURITIES RISK The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest or goes bankrupt. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

   DEFENSIVE INVESTING RISK An Underlying Fund may invest a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when an Underlying Fund is investing for temporary defensive purposes, which could reduce the underlying returns.

   DEPOSITARY RECEIPT RISK Certain Underlying Funds may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

   DERIVATIVES RISK Certain Underlying Funds may use futures, options, swaps and other derivative instruments to hedge or protect the Underlying Fund from adverse movements in securities prices and interest rates or as an investment strategy to help attain the Portfolio's investment objective. An Underlying Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. An Underlying Fund's use of derivatives could reduce returns, may not be liquid and may not correlate precisely to the underlying securities or index. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of an Underlying Fund and may reduce returns for the

   Underlying Fund. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the sub-adviser might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.

   DIVERSIFICATION RISK Each Portfolio may invest in Underlying Funds that are considered "non-diversified." A non-diversified fund may invest in securities of a fewer number of issuers than diversified funds, which increases the risk that its value could go down because of poor performance of a single investment or a small number of investments.

   EMERGING GROWTH RISK An Underlying Fund's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in more established companies. A decline in the value of these types of securities may result in a decline in the Underlying Fund's net asset value and the value of your investment.

   EMERGING MARKETS RISK Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investment in emerging market countries presents risks to a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by an Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

   It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

   EQUITY SECURITIES RISK Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of the stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies decline or if overall market economic conditions deteriorate. Even investments in high quality or "blue chip" equity securities or securities of established companies with large market capitalization (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to a change in the marketplace.


   EXTENSION RISK Slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

   FOREIGN INVESTMENT RISK Certain Underlying Funds may invest in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social, and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. To the extent an Underlying Fund invests in American depositary receipts ("ADRs"), European depositary receipt ("EDRs"), and Global depositary receipts ("GDRs"), ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors make foreign investments more volatile and potentially less liquid than U.S. investments.


   GEOGRAPHIC FOCUS RISK Certain Underlying Funds may invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. If an Underlying Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An Underlying Fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.


   GROWTH INVESTING RISK Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

   HEADLINE RISK To take advantage of an attractive valuation, an Underlying Fund may invest in a company when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual shareholder report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. There is a risk that the company's stock may never recover.


   HIGH-YIELD, LOWER-GRADE DEBT SECURITIES RISK Because certain Underlying Funds can invest in securities rated below investment grade, their credit risks are greater than that of funds that buy only investment-grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these securities may be less liquid, making it difficult for the Underlying Fund to sell them quickly at an acceptable price. These risks can reduce an Underlying Fund's share prices and the income it earns.

   INABILITY TO SELL SECURITIES RISK Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

   INCOME RISK An Underlying Fund's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.


   INDEX STRATEGY RISK Certain Underlying Funds use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between an Underlying Fund and the index performance may be affected by the Underlying Fund's expenses, and the timing of purchases and redemptions of the Underlying Fund's shares.


   INDUSTRY FOCUS RISK To the extent that an Underlying Fund is emphasizing investments in a particular industry, its shares may fluctuate in response to events affecting that industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.


   INTEREST RATE RISK The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments. Further, economic and market conditions may cause issuers to default or go bankrupt.


   INVESTMENT STYLE RISK Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well investor sentiment. An Underlying Fund may outperform or underperform other funds that employ a different style. An Underlying Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor.


   INVESTMENT BY FUNDS-OF-FUNDS. Each of the Underlying Funds' shares may be purchased by other investment companies, including the funds-of-funds. In some cases, the Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings by the Solution Portfolios. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. ILIAC will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Underlying Funds and the the funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act") or under the terms of an exemptive order granted by the SEC.


   INVESTMENT MODELS RISK The proprietary models used by an Underlying Fund's Portfolio Manager to evaluate securities or securities markets are based on the Portfolio Manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.


   IPO RISK Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on an Underlying Fund during the start-up phase when an Underlying Fund's asset base is relatively small. However, there is no assurance that an Underlying Fund will have access to profitable IPOs. As assets grow, the effect of IPOs on an Underlying Fund's performance will not likely be as significant. Furthermore, stocks of newly-public companies may decline shortly after the IPO.

   ISSUER CONCENTRATION RISK Because an Underlying Fund may invest a relatively large percentage of its assets in a single issuer, an Underlying Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

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   LARGE POSITIONS RISK An Underlying Fund may establish significant positions in companies which the Underlying Fund's Portfolio Manager has the greatest conviction. If the stock price of one or more of the companies should decrease, it would have a big impact on the Underlying Fund's net asset value. The Underlying Fund's returns may be more volatile than those of a less concentrated fund.

   LEVERAGING RISK Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Underlying Fund's securities.

   LIQUIDITY RISK Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. Underlying Funds with principle investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and credit risk tend to have the greatest exposure to liquidity risk.

   MANAGER RISK An Underlying Fund's sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no assurance that these will achieve the Underlying Fund's investment objective. An Underlying Fund's sub-adviser may use investment techniques or invest in securities that are not part of an Underlying Fund's principal investment strategy. For example, if market conditions warrant, Underlying Funds that invest principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, Underlying Funds that invest principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Underlying Funds and cause them to miss investment opportunities. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced. The Underlying Fund's sub-adviser could do a poor job in executing an investment strategy. Individuals primarily responsible for managing the Underlying Fund may leave their firm or be replaced.

   MARKET AND COMPANY RISK The price of a security held by an Underlying Fund may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

   MARKET CAPITALIZATION RISK Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small- or mid-capitalization companies, investors may migrate to the stocks of small- and mid-capitalization companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than an Underlying Fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and mid-capitalization companies may decline significantly in market downturns.

   MARKET TRENDS RISK Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. For instance, from time to time, the stock market may not favor growth-oriented securities. Rather, the market could favor value-oriented securities or may not favor equity securities at all. Accordingly, the performance of an Underlying Fund may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have broader investment style.

   MATURITY RISK The value of a debt security may change from the time it is issued to when it matures. The longer the period to maturity, the greater the potential for price fluctuation.

   MID-CAPITALIZATION COMPANY RISK Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-cap companies tend to be more volatile and less liquid than stocks of larger companies.

   MORTGAGE-RELATED SECURITIES RISK Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that money at the lower prevailing interest rates.

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   OTHER INVESTMENT COMPANIES RISK The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. To the extent permitted by the 1940 Act an Underlying Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of an Underlying Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depositary Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs and HOLDRs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because an Underlying Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the fund. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have dramatic impact on their value.

   OVER-THE-COUNTER ("OTC") INVESTMENT RISK Investing in securities traded on the over-the-counter ("OTC") securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

   PORTFOLIO TURNOVER RISK Changes to the investment of an Underlying Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of an Underlying Fund will vary from year to year, as well as within a year.


   PREPAYMENT OR CALL RISK Mortgage-backed and other debt securities are subject to prepayment risk, which is the risk that the issuer of a security can prepay the principal prior to the security's expected maturity. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise. This can reduce the returns of an Underlying Fund because it will have to reinvest that money at the lower prevailing interest rates. Securities subject to prepayment risk, including the mortgage-related securities that an Underlying Fund buys, have greater potential for losses when interest rates rise than other types of debt securities.

   The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Interest-only and principal-only "stripped" securities can be particularly volatile when interest rates change. If an Underlying Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause an Underlying Fund to lose a portion of its principal investment represented by the premium the Underlying Fund paid.


   PRICE VOLATILITY RISK The value of an Underlying Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer, and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

   REAL ESTATE RISK Investments in issuers that are principally engaged in real estate, including Real Estate Investment Trusts ("REITs"), may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increase the risk that the Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. REITs may also be affected by tax and regulatory requirements.

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   REPURCHASE AGREEMENT RISK Repurchase agreements involve the repurchase by an
   Underlying Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, an Underlying Fund might incur a loss. If the seller declares bankruptcy, the Underlying Fund might not be able to sell the collateral at the desired time.


   RESTRICTED AND ILLIQUID SECURITIES RISK Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid and restricted securities investments involve the risk that the securities will not be able to be sold at the time desired.

   SECTOR ALLOCATION RISK An Underlying Fund's Portfolio Manager's expectations about the relative performance of the three principal sectors in which certain Underlying Fund's invest may be inaccurate and the Underlying Fund's returns might be less than other funds using similar strategies.

   SECTOR RISK A sector is a group of selected industries, such as technology. When an Underlying Fund invests significant assets in the securities of issuers in one or more market sectors, volatility in a sector will have a greater impact on the Underlying Fund than it would on a fund that has securities representing a broader range of investments.

   SECURITIES LENDING RISK An Underlying Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of instruments made with cash collateral. These events could trigger adverse tax consequences to the Underlying Fund.

   SHORT SALES RISK Certain Underlying Funds may make short sales, which involves selling a security the Underlying Fund does not own in anticipation that the security's price will decline. Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund.


   SMALL-CAPITALIZATION COMPANY RISK Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, an Underlying Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile than stocks of larger companies.


   SOVEREIGN DEBT RISK Certain Underlying Funds invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position relative to its economy, or its failure to put in place economic reforms required by the International Monetary Fund or other agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay, or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

   SPECIAL SITUATIONS RISK Certain Underlying Funds may make special situation investments, which arise when an Underlying Fund believes that the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. An Underlying Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

   UNDERVALUED SECURITIES RISK Prices of securities react to the economic condition of the company that issued the security. An Underlying Fund's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. An Underlying Fund's Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.


   U.S. GOVERNMENT SECURITIES & OBLIGATIONS RISK Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as


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   U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association ("GNMA"). Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

   VALUE INVESTING RISK Certain Underlying Funds invest in "value" stocks. An Underlying Fund's Portfolio Manager may be wrong in its assessment of a company's value and the stocks the Underlying Fund holds may not reach what the Portfolio Manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Underlying Fund's relative performance may suffer.

   ZERO-COUPON RISK Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currency. The values of interest-only and principal-only mortgage-related securities also are subject to prepayment risk and interest rate risks.


                      MANAGEMENT OF THE SOLUTION PORTFOLIOS

   ADVISER

   ING Life Insurance and Annuity Company ("ILIAC") a Connecticut insurance corporation serves as the investment adviser to each of the Portfolios. ILIAC has overall responsibility for the management of the Portfolios. ILIAC provides or oversees all investment advisory and portfolio management services to each Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


   ILIAC is registered with the SEC as an investment adviser. ILIAC is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

   As of December 31, 2005, managed over $11 billion in registered investment company assets. The principal address of ILIAC is 151 Farmington Avenue, Hartford, Connecticut 06156.


   ILIAC, subject to the supervision of the Board of Directors of the Company (each a "Director" and collectively, "Directors"), acts as a "manager-of-managers" for the Company, and oversees the Company's day-to-day operations. ILIAC may also recommend the appointment of additional or replacement sub-advisers to the Company's Directors. The Company and ILIAC have received exemptive relief from the SEC that permits ILIAC and the Company to add or terminate sub-advisers without shareholder approval. For the fiscal year ended December 31, 2005, ILIAC received $6,471 in advisory fees, The Solution Portfolios will pay an advisory fee equal to 0.10% of each Portfolio's daily net assets.


   ILIAC is responsible for all of its own costs, including the costs of the Adviser's personnel required to carry out its investment advisory duties.

   ILIAC, and not the Solution Portfolios, pays the Consultant a consulting fee equal to the following percentages based on each Portfolio's average daily net assets:

     0.03% of the first $500 million
     0.025% of the next $500 million
     0.02% of the next $1 billion
     0.01% of amounts over $2 billion.

   For information regarding the basis for the Board's approval of the investment advisory relationship, please refer to the Solution Portfolios' annual shareholder report dated December 31, 2005.


   ILIAC may enter into participation or service agreements with insurance companies under which it makes payments for administrative and other services provided to contract holders who have selected a Portfolio as an investment option under their Variable Contract or to Qualified Plan participants, if a Portfolio sells to Qualified Plans. ILIAC has entered into service agreements with affiliated insurance companies, including: Reliastar Life Insurance Company; Reliastar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company), under which the companies generally receive a fee equal to an annual rate of 0.35%, computed based on assets attributable to contract holders and plan participants with interests in the Solution Portfolios through these insurers, for administrative services provided to the Solution Portfolios. During the year ended December 31, 2005, ILIAC made no payments pursuant to such arrangements with these insurance companies.


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-  INVESTMENT COMMITTEE


   An Investment Committee of ILIAC reviews the allocation of Portfolio assets. The Investment Committee considers the quarterly and annual recommendations of the Consultant, reviews their basis for arriving at these recommendations, and determines the asset allocations for the Portfolios. The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchases and sales or asset allocation recommendations.


   The members of the Investment Committee are: William A. Evans, Shaun P. Mathews, Laurie M. Tillinghast and Stan Vyner.

   WILLIAM A. EVANS, CFA, Vice President, USFS Mutual Funds and Investment Products, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors from 1997 to 2002.

   SHAUN P. MATHEWS, President, USFS Mutual Funds and Investment Products, is head of the ING U.S. Financial Services Mutual Funds and Investment Products organization and prior to that, he was chief marketing officer for ING U.S. Financial Services. Mr. Matthews joined ING in 2000. Prior to joining ING, Mr. Matthews was with Aetna Financial Services since 1979, where he held a number of different positions.

   LAURIE M. TILLINGHAST, Senior Vice President, USFS Mutual Funds and Investment Products, has over 25 years experience in the investment product and financial services business. Prior to joining ING in 1995, Ms. Tillinghast was responsible for all investment product development and manager selection of funds at Connecticut Mutual Financial Services.

   STANLEY D. VYNER is Chief Investment Risk Officer. Before taking on that role at the beginning of 2003, Mr. Vyner had, since June 1996, directly overseen the investment management of various parts of ING's assets under management. Mr. Vyner is a non-voting member of the Committee.

   The Statement of Additional Information ("SAI") provides additional information about each Investment Committee member's compensation, other accounts overseen by each Investment Committee member and each Investment Committee member's ownership of securities in the Solution Portfolios.

-  INFORMATION ABOUT THE CONSULTANT

   The Consultant is an indirect, wholly-owned subsidiary of ING Groep and an affiliate of ILIAC. Founded in 1972, the Consultant has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The Consultant offers clients a fully integrated strategic and tactical asset allocation service. The Consultant provides a customizable approach which can meet the unique needs of their clients; investment policy planning, development and implementation support; active asset allocation, which seeks to add a correlated source of incremental return, as well as to tactically manage risk within a Portfolio; a systematic process which utilizes quantitative disciplines in support of the investment judgment of seasoned professionals; and a compelling value proposition with no hidden costs.


-  PORTFOLIO DISTRIBUTION


   Each Portfolio is distributed by ING Financial Advisers, LLC ("Financial Advisers") a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investment brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


                             SHAREHOLDER INFORMATION

-  CLASSES OF SHARES

   The Company offers four classes of shares of each Portfolio, which are identical except for different expense variables, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class T shares are offered in this Prospectus.


   The Company has adopted a Shareholder Servicing Plan ("Service Plan") for the Class T shares of each Portfolio. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Class T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Solution Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class T shares.


   The Company has adopted a Plan of Distribution pursuant to Rule 12b-1 ("Rule 12b-1 Plan") for the Class T shares of each Portfolio. The Rule 12b-1 Plan provides for a distribution fee, payable to the Company's Distributor. The Distributor may pay, on behalf of each Portfolio, out of

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   its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.50% of the Portfolio's average daily net assets attributable to its Class T shares. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

- HOW ING COMPENSATES ENTITIES OFFERING OUR PORTFOLIOS AS INVESTMENT OPTIONS IN THEIR INSURANCE PRODUCTS


   ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Solution Portfolios' Rule 12b-1 Plan, the Solution Portfolios' investment adviser or distributor, out of its own resources and without additional cost to the Portfolios or their shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Solution Portfolios by those companies. The Solution Portfolios' investment adviser and distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolios. These payments may also provide incentive for insurance companies to make the Solution Portfolios available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolios.

   The distributing broker-dealer for the Solution Portfolios is Financial Advisers. Financial Advisers has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Solution Portfolios by Variable Contract holders through the relevant insurance company's Variable Contracts. As of the date of this Prospectus, ILIAC has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

   ILIAC also has entered into similar agreements with affiliated insurers, including, but not limited to: ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING Groep N.V. ("ING") uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in one of the Solution Portfolios. Additionally, if a Portfolio is not sub-advised or is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those Portfolios it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in Portfolios advised by ING Groep meets certain target levels or increases over time.

   The insurance companies through which investors hold shares of the Solution Portfolios may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners. None of the Solution Portfolios, ILIAC or the distributor is a party to these arrangements. Investors should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments.


   Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

-  COMBINATION WITH ING SOLUTION INCOME PORTFOLIO


   When ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio reach their respective Target Dates, they may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining such Portfolio with ING Solution Income Portfolio would be in the best interests of the Portfolio and its shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.


-  NET ASSET VALUE

   The net asset value ("NAV") per share for each class of each Portfolio is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Solutions Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

   The NAVs of the Solution Portfolios are based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Solution Portfolios will generally be valued at the latest NAV

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   reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

   Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's or Underlying Fund's NAV is not calculated. As a result, the NAV of a Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem a Portfolio's or Underlying Fund's shares.

   When market quotations are not available or are deemed unreliable, the Portfolio Manager to an Underlying Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Underlying Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

   - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades, likely could have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;
   - Securities of an issuer that has entered into a restructuring;
   - Securities whose trading has been halted or suspended;
   - Fixed-income securities that have gone into default and for which there are not current market value quotation; and
   - Securities that are restricted as to transfer or resale.

   Each Portfolio Manager to the Underlying Funds may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Portfolio Manager makes such determinations in good faith in accordance with procedures adopted by an Underlying Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds determine their NAV per share. Please refer to the prospectuses for the Underlying Funds for an explanation of the circumstances under which each Underlying Fund will use fair pricing and the effect of fair pricing.

   When an insurance company or Qualified Plan buys shares of the Solution Portfolios, it will pay the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company's Variable Contract holder or Qualified Plan participant is received in proper form. When the Solution Portfolios buy shares of the Underlying Funds, they will pay the NAV of the Underlying Fund that is next calculated after the fund receives its order in proper form.

-  PRICING OF PORTFOLIO SHARES

   Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, the order must be received by Market Close. The Solution Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Solution Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

-  PURCHASE AND REDEMPTION OF SHARES


   Each Portfolio is available to serve as an investment option through Variable Contracts and Qualified Plans outside the separate account context. The Solution Portfolios also may be made available to custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other, management investment companies and other investors permitted under the federal tax regulations, revenue ruling or private letter ruling issued by the Internal Revenue Service. Purchases and redemptions of shares may be made only by separate accounts of insurance companies for the purpose of funding Variable Contracts, Qualified Plan, other investment companies or other permitted investors. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company or your plan documents for information on how to direct investments in, or redemptions from an investment option corresponding to one of the Solution Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Company's behalf.

   The Solution Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and offers its shares directly to Qualified Plans or other investors as permitted under the federal tax regulations revenue ruling or private letter ruling issued by the Internal Revenue Service. However, it is possible that the interests of owners of Variable Contracts, or other permitted investors, for which the Solution Portfolios serve as an investment option might at some time be in conflict because of differences in tax treatment or other considerations. The Solution Portfolios' Board directed ILIAC to monitor events to identify any material conflicts between Variable Contract owners, and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Solution Portfolios might be required to redeem the investment of one or more of its separate accounts from the Portfolio or Qualified Plan, an investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.


   The Solution Portfolios may discontinue sales to a Qualified Plan and require Plan participants with existing investments in the Solution Portfolios to redeem those investments if the plan loses (or in the opinion of ILIAC, is at risk of losing) its Qualified Plan status.

   Each Portfolio's shares may be purchased by other investment companies, including through funds-of-funds arrangements with ING affiliated funds. In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. ILIAC will monitor transactions by the fund-of-funds and will attempt to minimize any adverse effects on the Solution Portfolios as a result of these transactions. So long as a Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.


-  FREQUENT TRADING - MARKET TIMING

   The Solution Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Solution Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio.

   The Solution Portfolios rely on the financial intermediary to monitor frequent, short-term trading within a Portfolio by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract, for its policies regarding frequent, short-term trading. The Solution Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediary will be able to curtail frequent, short-term trading activity.


   The Solution Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interests of the Solution Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ILIAC or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Solution Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Solution Portfolios' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolios' performance.


   Underlying Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Portfolios which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarily, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that an Underlying Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of portfolio shares, which negatively affects long-term shareholders.


   Although the policies and procedures known to the Solution Portfolios that are followed by the financial intermediaries that use the Solution Portfolios and the monitoring by the Solution Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Solution Portfolios will occur. Moreover, decisions about allowing traders in the Solution Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interests of a Portfolio's shareholders.

-  PORTFOLIO HOLDINGS DISCLOSURE POLICY


   A description of the Solution Portfolios' policies and procedures with respect to the disclosure of the Solution Portfolios' securities is available in the SAI. Each Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (E.G., a Portfolio will post the quarter ending June 30 holdings on August 1). Each Portfolio's portfolio holdings schedule will, at a minimum, remain available on the Portfolios' website until the Solution Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Solution Portfolios' website is located at www.ingfunds.com.


-  DIVIDENDS

   Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date, unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

-  TAX MATTERS


   Each Portfolio intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains. Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for Variable Contracts so that the owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. Contract owners should review the prospectus for their Variable Contracts for information regarding the tax consequences of purchasing a contract.

   The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Solutions Portfolios. You should consult the prospectus for the Variable Contracts and your tax adviser for information regarding taxes applicable to the Variable Contracts.


-  REPORTS TO SHAREHOLDERS


   The fiscal year of each Portfolio ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

ING PARTNERS, INC.
Financial Highlights


     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the period of its operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from each Portfolio's Financial Statements that were audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each Portfolio's financial statements, are included in the annual shareholder report. The annual shareholder report is available upon request without charge by calling 1-800-262-3862.


Selected data for a share outstanding for each period:


                                                                      CLASS T
                                                              ----------------------
                                                               AUGUST 31, 2005(1) TO
ING SOLUTION INCOME PORTFOLIO                                    DECEMBER 31, 2005
-----------------------------                                 ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $                10.28
                                                              ----------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                         0.12
  Net realized and unrealized gain (loss) on investments                       (0.06)
                                                              ----------------------
  Total from investment operations                                              0.06
                                                              ----------------------
Net asset value, end of period                                $                10.34
                                                              ======================
Total Return(2)                                                                 0.58%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $                  103
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver(3)(4)                                         0.82%
Gross expenses prior to expense waiver(3)(4)                                    0.87%
Net investment income(3)                                                        6.36%
Portfolio turnover rate                                                           21%



     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.



                                                                      CLASS T
                                                              ----------------------
                                                               AUGUST 31, 2005(1) TO
ING SOLUTION 2015 PORTFOLIO                                      DECEMBER 31, 2005
---------------------------                                   ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $                10.53
                                                              ----------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                         0.13
  Net realized and unrealized gain on investments                               0.08
                                                              ----------------------
  Total from investment operations                                              0.21
                                                              ----------------------
Net asset value, end of period                                $                10.74
                                                              ======================
Total Return(2)                                                                 1.99%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $                  694
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver(3)(4)                                         0.82%
Gross expenses prior to expense waiver(3)(4)                                    0.87%
Net investment income(3)                                                       11.28%
Portfolio turnover rate                                                           49%


     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                      CLASS T
                                                              ----------------------
                                                               AUGUST 31, 2005(1) TO
ING SOLUTION 2025 PORTFOLIO                                      DECEMBER 31, 2005
---------------------------                                   ----------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                          $                10.68
                                                              ----------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                         0.08
  Net realized and unrealized gain on investments                               0.21
                                                              ----------------------
  Total from investment operations                                              0.29
                                                              ----------------------
Net asset value, end of period                                $                10.97
                                                              ======================
Total Return(2)                                                                 2.72%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $                  971
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver(3)(4)                                         0.82%
Gross expenses prior to expense waiver(3)(4)                                    0.87%
Net investment income(3)                                                        6.79%
Portfolio turnover rate                                                           47%



     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.



                                                                      CLASS T
                                                              ----------------------
                                                               AUGUST 31, 2005(1) TO
ING SOLUTION 2035 PORTFOLIO                                      DECEMBER 31, 2005
---------------------------                                   ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $                10.76
                                                              ----------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                         0.12
  Net realized and unrealized gain on investments                               0.24
                                                              ----------------------
  Total from investment operations                                              0.36
                                                              ----------------------
Net asset value, end of period                                $                11.12
                                                              ======================
Total Return(2)                                                                 3.35%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $                  460
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver(3)(4)                                         0.82%
Gross expenses prior to expense waiver(3)(4)                                    0.87%
Net investment income(3)                                                       15.26%
Portfolio turnover rate                                                           33%



     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.

ING PARTNERS, INC.
Financial Highlights

Selected data for a share outstanding for each period:


                                                                      CLASS T
                                                              ----------------------
                                                               AUGUST 31, 2005(1) TO
ING SOLUTION 2045 PORTFOLIO                                      DECEMBER 31, 2005
---------------------------                                   ----------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                          $                10.91
                                                              ----------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                         0.33+
  Net realized and unrealized gain on investments                               0.10
                                                              ----------------------
  Total from investment operations                                              0.43
                                                              ----------------------
Net asset value, end of period                                $                11.34
                                                              ======================
Total Return(2)                                                                 3.94%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                             $                  183
RATIOS TO AVERAGE NET ASSETS:
Net expenses after expense waiver(3)(4)                                         0.82%
Gross expenses prior to expense waiver(3)(4)                                    0.87%
Net investment income(3)                                                        9.02%
Portfolio turnover rate                                                          106%



     (1) COMMENCEMENT OF OPERATIONS.
     (2) TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT THE EFFECT OF INSURANCE CONTRACT CHARGES. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (3) ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
     (4) EXPENSE RATIOS DO NOT INCLUDE EXPENSES OF UNDERLYING FUNDS.
       + PER SHARE NUMBERS HAVE BEEN CALCULATED USING THE AVERAGE NUMBER OF
         SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                     This page is intentionally left blank.

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

   For investors who want more information about the Company, the following documents are available free upon request:


   - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated April 28, 2006, contains more detailed information about the Company and is incorporated by reference into (made legally a part of) this prospectus.

   - ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS: Additional information about the Company's investments is available in the Company's annual shareholder report dated December 31, 2005. In the Company's annual shareholder report you will find a discussion of the market conditions and investment strategies that significantly affected the Company's performance during its last fiscal year.


   For a free copy of the SAI or the Company's annual and semi-annual shareholder reports call 1-800-262-3862, write to ING Partners, Inc., at the address listed above or visit our website at www.ingfunds.com.


   The SEC maintains an Internet website (http://www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information about the Portfolios. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C., 20549 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.


                                        Investment Company Act File No. 811-8319

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                 (800) 992-0180

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 28, 2006

ING American Century Large Company Value Portfolio              (formerly, ING Salomon Brothers Aggressive Growth Portfolio)
ING American Century Select Portfolio                           ING Legg Mason Partners Large Cap Growth Portfolio
ING American Century Small-Mid Cap Value Portfolio              (formerly, ING Salomon Brothers Large Cap Growth Portfolio)
(formerly ING American Century Small Cap Value Portfolio)       ING Lord Abbett U.S. Government Securities Portfolio
ING Baron Asset Portfolio                                       ING MFS Capital Opportunities Portfolio
ING Baron Small Cap Growth Portfolio                            ING Neuberger Berman Partners Portfolio
ING Columbia Small Cap Value II Portfolio                       ING Neuberger Berman Regency Portfolio
ING Davis Venture Value Portfolio                               ING OpCap Balanced Value Portfolio
(formerly, ING Salomon Brothers Fundamental Value Portfolio)    ING Oppenheimer Global Portfolio
ING Fundamental Research Portfolio                              ING Oppenheimer Strategic Income Portfolio
ING Goldman Sachs(R) Capital Growth Portfolio*                  ING PIMCO Total Return Portfolio
ING Goldman Sachs(R) Structured Equity Portfolio*               ING Pioneer High Yield Portfolio
(formerly, ING Goldman Sachs(R) Core Equity Portfolio)          ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING JPMorgan International Portfolio                            ING T. Rowe Price Growth Equity Portfolio
(formerly, ING JPMorgan Fleming International Portfolio)        ING Templeton Foreign Equity Portfolio
ING JPMorgan Mid Cap Value Portfolio                            ING UBS U.S. Large Cap Equity Portfolio
ING Legg Mason Partners Aggressive Growth Portfolio             ING UBS U.S. Small Cap Growth Portfolio
                                                                ING Van Kampen Comstock Portfolio
                                                                ING Van Kampen Equity and Income Portfolio


* Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.

                 ADVISER CLASS, INITIAL CLASS, AND SERVICE CLASS


This Statement of Additional Information ("SAI") relates to the series listed above (each, a "Portfolio" and collectively, the "Portfolios") of ING Partners, Inc. ("Company"). A prospectus or prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") for the Portfolios dated April 28, 2006, that provides the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios' principal underwriter, ING Financial Advisers, LLC, at the address written above. This SAI is not a prospectus, but is incorporated herein by reference and should be read in conjunction with the Prospectuses dated April 28, 2006, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Portfolios' (except ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and ING UBS U.S. Small Cap Growth Portfolio) financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated December 31, 2005, are incorporated herein by reference. Copies of the Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Company at the address or phone number written above.

Shares of the Portfolio are sold to insurance company separate accounts, so that the Portfolio may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Portfolio also may sell their shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any adviser to the Portfolio as well as to the general accounts of any insurance company whose separate account holds shares of the Portfolio. Shares of the Portfolios also may be made available to affiliated investment companies under the fund-of-funds arrangements, consistent with Section 12(d)(1)(G) of the Investment Company Act of 1940 (the "1940 Act"). For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----


INTRODUCTION...................................................................1
HISTORY OF THE COMPANY.........................................................1
DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES........9
MANAGEMENT OF THE COMPANY.....................................................54
CODE OF ETHICS................................................................70
PROXY VOTING PROCEDURES.......................................................70
DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES............................71
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................73
ADVISER.......................................................................80
SUB-ADVISERS..................................................................83
PRINCIPAL UNDERWRITER........................................................139
BROKERAGE ALLOCATION AND TRADING POLICIES....................................140
DESCRIPTION OF SHARES........................................................146
VOTING RIGHTS................................................................155
PERFORMANCE INFORMATION......................................................156
NET ASSET VALUE..............................................................158
TAXES........................................................................160
FINANCIAL STATEMENTS.........................................................163
APPENDIX A...................................................................A-1
APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES..........................B-1

                                  INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses for the Adviser ("ADV") Class, Institutional ("Class I") Class and Service ("Class S") Class shares of the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectuses and are not repeated herein. Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment adviser, ING Life Insurance and Annuity Company ("ILIAC" or "Adviser") or a sub-adviser ("Sub-Adviser" or "Sub-Advisers") reasonably believes is compatible with the investment objectives and policies of that Portfolio. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given to them in the Prospectuses.

                             HISTORY OF THE COMPANY

The Company is a Maryland Corporation and commenced operations on November 28, 1997. The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc. effective May 1, 2002.


The Company is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). The Company currently has authorized 39 Portfolios, however not all of the Portfolios are offered in this SAI. This SAI pertains to the following Portfolios as described in this SAI:


ING American Century Large Company Value Portfolio           ING MFS Capital Opportunities Portfolio
("ING American Century Large Company Value")                 ("ING MFS Capital Opportunities"),
ING American Century Select Portfolio                        ING Neuberger Berman Partners Portfolio
("ING American Century Select")                              ("ING Neuberger Berman Partners"),
ING American Century Small-Mid Cap Value Portfolio           ING Neuberger Berman Regency Portfolio
("ING American Century Small-Mid Cap Value")                 ("ING Neuberger Berman Regency")
ING Baron Asset Portfolio                                    ING OpCap Balanced Value Portfolio
("ING Baron Asset")                                          ("ING OpCap Balanced Value")
ING Baron Small Cap Growth Portfolio                         ING Oppenheimer Global Portfolio
("ING Baron Small Cap Growth")                               ("ING Oppenheimer Global")
ING Columbia Small Cap Value II Portfolio                    ING Oppenheimer Strategic Income Portfolio
("ING Columbia Small Cap Value II")                          ("ING Oppenheimer Strategic Income")
ING Davis Venture Value Portfolio                            ING PIMCO Total Return Portfolio
("ING Davis Venture Value")                                  ("ING PIMCO Total Return")
ING Fundamental Research Portfolio                           ING Pioneer High Yield Portfolio
("ING Fundamental Research")                                 ("ING Pioneer High Yield")
ING Goldman Sachs(R) Capital Growth Portfolio                ING T. Rowe Price Diversified Mid Cap Growth Portfolio
("ING Goldman Sachs(R) Capital Growth")                      ("ING T. Rowe Price Diversified Mid Cap Growth")
ING Goldman Sachs(R) Structured Equity Portfolio             ING T. Rowe Price Growth Equity Portfolio
 ("ING Goldman Sachs(R) Structured Equity")                  ("ING T. Rowe Price Growth Equity")
ING JPMorgan International Portfolio                         ING Templeton Foreign Equity Portfolio
("ING JPMorgan International")                               ("ING Templeton Foreign Equity")
ING JPMorgan Mid Cap Value Portfolio                         ING UBS U.S. Large Cap Equity Portfolio

("ING JPMorgan Mid Cap Value")                               ("ING UBS U.S. Large Cap Equity")
ING Legg Mason Partners Aggressive Growth Portfolio ("ING    ING UBS U.S. Small Cap Growth Portfolio
Legg Mason Partners Aggressive Growth")                      ("ING UBS U.S. Small Cap Growth"),
ING Legg Mason Partners Large Cap Growth Portfolio ("ING     ING Van Kampen Comstock Portfolio
Legg Mason Partners Large Cap Growth")                       ("ING Van Kampen Comstock")
ING Lord Abbett U.S. Government Securities Portfolio         ING Van Kampen Equity and Income Portfolio
("ING Lord Abbett U.S. Government Securities")               ("ING Van Kampen Equity and Income").

ING JPMorgan Mid Cap Value and ING Davis Venture Value are classified as "non-diversified" funds as such term is defined under the Investment Company Act of 1940 ("1940 Act"). Each of the Company's other Portfolios is "diversified" within the meaning of that term under the 1940 Act. The 1940 Act generally requires that, with respect to 75% of its total assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issue and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS


The following investment restrictions are considered fundamental which means they may be changed, only with the approval of the holders of a majority of a Portfolio's outstanding voting securities of that Portfolio defined by the 1940 Act as the lesser of: (i) 67% or more of that Portfolio's voting securities present at a shareholders' meeting if the holders of more than 50% of that Portfolio's outstanding voting securities are then outstanding are present in person or by proxy; or (ii) more than 50% of that Portfolio's outstanding voting securities. The investment objective and all other investment policies or practices of each Portfolio, except ING JPMorgan International, ING MFS Capital Opportunities, ING Legg Mason Partners Aggressive Growth, ING T. Rowe Price Growth Equity and ING UBS U.S. Large Cap Equity are considered by the Company to be non-fundamental and accordingly may be changed without shareholder approval. All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent changes in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Portfolio.

AS A MATTER OF FUNDAMENTAL POLICY, NO PORTFOLIO (EXCEPT, ING BARON ASSET, ING COLUMBIA SMALL CAP VALUE II, ING LORD ABBETT U.S. GOVERNMENT SECURITIES, ING NEUBERGER BERMAN PARTNERS, ING NEUBERGER BERMAN REGENCY, ING PIONEER HIGH YIELD, ING TEMPLETON FOREIGN EQUITY AND ING UBS U.S. SMALL CAP GROWTH) WILL:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). With respect to ING Oppenheimer Strategic Income, this restriction shall not apply to the Portfolio's investments in hedging investments consistent with its investment policies.

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). With respect to ING Fundamental Research and to ING Van Kampen Equity and Income, investments in mortgage participations or similar instruments are not subject to this limitation.

3. Issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act; and (d) with respect to ING Oppenheimer Strategic Income, this restriction does not prohibit investment activities for which assets of the Portfolio are designated or segregated, or margin, collateral or escrow arrangements established to cover related obligations.


4. Borrow money, except that (a) a Portfolio may enter reverse repurchase agreements, provided (except as set forth below) that the total amount of any such borrowing does not exceed 33-1/3% of the Portfolio's total assets; and (b) a Portfolio may borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. With respect to ING American Century Select, ING Legg Mason Partners Large Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth, such Portfolios may borrow money in an amount not exceeding 10% of the value of a Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to ING American Century Select, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Structured Equity, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING Legg Mason Partners Large Cap Growth and ING T. Rowe Price Diversified Mid Cap Growth, immediately after any borrowing, including reverse repurchase agreements, such Portfolios will maintain asset coverage of not less than 300 percent with respect to all borrowings. With respect to ING Baron Small Cap Growth, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Structured Equity, ING PIMCO Total Return, ING Van Kampen Comstock and ING Van Kampen Equity and Income, such Portfolios may borrow up to an additional 5% of their total assets (not including the amount borrowed) for temporary or emergency purposes.


5. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6. Underwrite securities issued by others, except to the extent that a Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities.


7. Purchase the securities of an issuer if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. With respect to ING Fundamental Research and ING Van Kampen Equity and Income, this limitation does not apply to municipal securities. With respect to ING Fundamental Research, the Portfolio will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in its benchmark index. With respect to ING OpCap Balanced Value, a foreign government is considered to be an industry. With respect to ING American Century Small-Mid Cap Value, (i) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (ii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (iii) personal credit and business credit businesses will be considered separate industries.

WITH RESPECT TO ING AMERICAN CENTURY LARGE COMPANY VALUE, ING AMERICAN CENTURY SELECT, ING BARON SMALL CAP GROWTH, ING DAVIS VENTURE VALUE, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING MFS CAPITAL OPPORTUNITIES, ING LEGG MASON PARTNERS AGGRESSIVE GROWTH, ING LEGG MASON

PARTNERS LARGE CAP GROWTH, ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH AND ING UBS U.S. LARGE CAP EQUITY ONLY:

8. Purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio. ING Legg Mason Partners Large Cap Growth may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5 percent of the Portfolio's total assets are invested in margin and premiums.


WITH RESPECT TO ING AMERICAN CENTURY LARGE COMPANY VALUE, ING MFS CAPITAL OPPORTUNITIES AND ING UBS U.S. LARGE CAP EQUITY ONLY:

9. With respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.


WITH RESPECT TO ING AMERICAN CENTURY SMALL-MID CAP VALUE, ING BARON SMALL CAP GROWTH, ING FUNDAMENTAL RESEARCH, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING JPMORGAN INTERNATIONAL, ING OPCAP BALANCED VALUE, ING OPPENHEIMER GLOBAL, ING OPPENHEIMER STRATEGIC INCOME, ING PIMCO TOTAL RETURN, ING LEGG MASON PARTNERS AGGRESSIVE GROWTH, ING T. ROWE PRICE GROWTH EQUITY, ING VAN KAMPEN COMSTOCK AND ING VAN KAMPEN EQUITY AND INCOME ONLY:


10. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This 75% limitation shall not apply to securities issued by other investment companies. With respect to ING PIMCO Total Return, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds (as defined herein.)


WITH RESPECT TO ING AMERICAN CENTURY SELECT, ING LEGG MASON PARTNERS LARGE CAP GROWTH AND ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH ONLY:


11. With respect to 75% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

12. With respect to 100% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

WITH RESPECT TO ING DAVIS VENTURE VALUE AND ING JPMORGAN MID CAP VALUE:

13. With respect to 50% of its assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

AS A MATTER OF FUNDAMENTAL POLICY, ING BARON ASSET, ING COLUMBIA SMALL CAP VALUE II, ING LORD ABBETT U.S. GOVERNMENT SECURITIES, ING NEUBERGER BERMAN PARTNERS, ING NEUBERGER BERMAN REGENCY, ING PIONEER HIGH YIELD, ING TEMPLETON FOREIGN EQUITY AND ING UBS U.S. SMALL CAP GROWTH) WILL NOT:

14. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the U.S., or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio;

15. Purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

16. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

17. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

18. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered management investment companies;

19. Purchase or sell real estate, except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

20. Issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

21. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

NON-FUNDAMENTAL INVESTMENT POLICIES

THE FOLLOWING RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

A. No Portfolio will invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under, the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. A Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

B. No Portfolio will borrow for leveraging purposes (except ING Oppenheimer Global which may borrow up to 10% of net assets on an unsecured basis to invest the borrowed funds in portfolio securities).

C. No Portfolio (other than ING PIMCO Total Return) will make short sales of securities, other than short sales "against the box." This restriction does not apply to transactions involving options, futures contracts, forward commitments, securities purchased on a when-issued or delayed delivery basis, and related options, and other strategic transactions.

D. No Portfolio will purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.


WITH RESPECT TO ING AMERICAN CENTURY LARGE COMPANY VALUE, ING AMERICAN CENTURY SELECT, ING AMERICAN CENTURY SMALL-MID CAP VALUE, ING FUNDAMENTAL RESEARCH, ING JPMORGAN INTERNATIONAL, ING JPMORGAN MID CAP VALUE, ING OPCAP BALANCED VALUE, ING OPPENHEIMER STRATEGIC INCOME, ING T. ROWE PRICE GROWTH EQUITY, ING VAN KAMPEN COMSTOCK AND ING VAN KAMPEN EQUITY AND INCOME ONLY:


E. No Portfolio will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Portfolio.


WITH RESPECT TO ING AMERICAN CENTURY LARGE COMPANY VALUE, ING BARON SMALL CAP GROWTH, ING DAVIS VENTURE VALUE, ING OPCAP BALANCED VALUE, ING PIMCO TOTAL RETURN, ING LEGG MASON PARTNERS AGGRESSIVE GROWTH, ING LEGG MASON PARTNERS LARGE CAP GROWTH AND ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH ONLY:


F. No Portfolio will invest in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in securities of companies that invest in or sponsor those programs.


WITH RESPECT TO ING AMERICAN CENTURY LARGE COMPANY VALUE, ING AMERICAN CENTURY SELECT, ING AMERICAN CENTURY SMALL-MID CAP VALUE, ING FUNDAMENTAL RESEARCH, ING GOLDMAN SACHS(R) CAPITAL GROWTH, ING JPMORGAN MID CAP VALUE, ING OPCAP BALANCED VALUE, ING LEGG MASON PARTNERS LARGE CAP GROWTH, ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH AND ING VAN KAMPEN EQUITY AND INCOME ONLY:


G. No Portfolio will purchase portfolio securities while borrowings (excluding covered mortgage dollar rolls where applicable) in excess of 5% of its total assets are outstanding, except for ING Van Kampen Equity and Income which may purchase portfolio securities while such borrowings in excess of 10% of its total assets are outstanding.


WITH RESPECT TO ING BARON SMALL CAP GROWTH, ING LORD ABBETT U.S. GOVERNMENT SECURITIES, ING LEGG MASON PARTNERS LARGE CAP GROWTH AND ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH ONLY:

H. No Portfolio will write or sell puts, calls, straddles, spreads or combinations thereof, except that ING Legg Mason Partners Large Cap Growth may buy and sell (write) options. In addition, ING Lord Abbett U.S. Government Securities may not write, purchase or sell puts, calls, straddles, spreads or a combination thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time.

I. ING LEGG MASON PARTNERS Large Cap Growth and ING Baron Small Cap Growth will invest no more than 5% and ING T. Rowe Price Diversified Mid Cap Growth will invest no more than 10% of their respective net assets in warrants (valued at the lower of cost or market), of which not more than 2% of each Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by each Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.


WITH RESPECT TO ING VAN KAMPEN EQUITY AND INCOME ONLY:

J. With respect to fundamental policy number 10 above, mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.


WITH RESPECT TO ING LEGG MASON PARTNERS LARGE CAP GROWTH ONLY:


K. The Portfolio will not make investments for the purpose of exercising control or management.


WITH RESPECT TO ING PIONEER HIGH YIELD ONLY:

L. The Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal conditions, at least 80% of its net assets in below investment grade securities (high yield) debt securities and preferred stocks. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

WITH RESPECT TO ING COLUMBIA SMALL CAP VALUE II ONLY:

M. The Portfolio has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies with small market capitalizations. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.


If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio's assets.




GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio's policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.


With respect to fundamental policy number 7, industry classifications of domestic issuers for all Portfolios, except for those listed below, are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC. Industry classifications of foreign issuers for the Portfolios are based on data provided by Bloomberg L.P. and other industry data sources. All industry classifications for ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Columbia Small Cap Value II, ING OpCap Balanced Value, ING MFS Capital Opportunities, ING Oppenheimer Global, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity and ING UBS U.S. Large Cap Equity have been selected by American Century Investment Management, Inc. ("American Century"), Columbia Management Advisors, LLC ("Columbia"), OpCap Advisors ("OpCap"), Massachusetts Financial Services Company ("MFS"), OppenheimerFunds, Inc. ("Oppenheimer"), T. Rowe Price Associates ("T. Rowe Price"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and UBS Global Assets Management (US) Inc. ("UBS Global AM US"), respectively, the Sub-Advisers for those Portfolios. American Century, OpCap, MFS, T. Rowe Price and UBS Global AM believe the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. The industry classifications selected by American Century, Columbia, OpCap, MFS, T. Rowe Price and UBS Global AM may be changed from time to time to reflect changes in the marketplace. For purposes of monitoring industry exposure, PIMCO uses Standard Industry Classification codes.


For purposes of applying ING PIMCO Total Return's investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


Unless otherwise noted, with respect to at least 75% of a Portfolio's assets (50% of assets for ING Davis Venture Value and ING JPMorgan Mid Cap Value) a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the prospectus or this SAI that the sub-adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio.

    DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

INVESTMENT POLICIES AND PRACTICES OF SPECIFIC PORTFOLIOS

ING AMERICAN CENTURY LARGE COMPANY VALUE-- In general, within the restrictions outlined in this SAI and in the Prospectuses, the Sub-Adviser has broad powers to decide how to invest the Portfolio's assets, including the power to hold them uninvested. Investments vary according to what is judged advantageous under changing economic conditions. It is the Sub-Adviser's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the Sub-Adviser's intention that the Portfolio generally will consist of equity stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-Adviser may invest the assets of the Portfolio in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue the Portfolio's investment objective. Senior securities that are high-grade issues, in the opinion of the Sub-Adviser, also may be purchased for defensive purposes. Income is a secondary objective of the Portfolio, as a result, a portion of the Portfolio may consist of debt securities. So long as the sufficient number of acceptable securities are available, the Sub-Adviser intends to keep the Portfolio fully invested. However, under exceptional conditions, the Portfolio may assume a defensive position, temporarily investing all or a substantial portion of their assets in cash or short-term securities. The Sub-Adviser may use futures and options as a way to expose the Portfolio's cash assets to the market while maintaining liquidity.

ING AMERICAN CENTURY SELECT- In general, with the restrictions outlined in this SAI and in the Prospectuses, the Sub-Adviser has broad powers to decide how to invest the Portfolio's assets, including the power to hold them uninvested. Investments are varied according to what is judged advantageous under the changing economic conditions. It is the Sub-Adviser's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described in this SAI. It is the Sub-Adviser's intention that the Portfolio generally will consist of equity and equity-related securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-Adviser may invest the assets of the Portfolio in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue the Portfolio's investment objective. Senior securities that are high-grade issues, in the opinion of the Sub-Adviser, also may be purchased for defensive purposes. So long as a sufficient number of acceptable securities are available, the Sub-Adviser intends to keep the Portfolio fully invested. However, should the Portfolio's investment methodology fail to identify sufficient acceptable securities, or for any reason including the desire to take a temporary defensive position, the Portfolio may invest up to 100% of its assets in U.S. government securities. The Sub-Adviser may use futures and options as a way to expose the Portfolio's cash assets to the market while maintaining liquidity.

ING AMERICAN CENTURY SMALL-MID CAP VALUE-- In general, within the restrictions outlined in this SAI and in the Prospectuses, the Sub-Adviser has broad powers to decide how to invest the Portfolio's assets, including the power to hold them uninvested. Investments vary according to what is judged advantageous under changing economic conditions. It is the Sub-Adviser's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the Sub-Adviser's intention that the Portfolio generally will consist of equity stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-Adviser may invest the assets of the Portfolio in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue the Portfolio's investment objective. Senior securities that are high-grade issues, in the opinion of the Sub-Adviser, also may be purchased for defensive purposes. Income is a secondary objective of the Portfolio, as a result, a portion of the Portfolio may consist of debt securities. So long as the sufficient number of acceptable securities are available, the Sub-Adviser intends to keep the Portfolio fully invested. However, under exceptional conditions, the Portfolio may assume a defensive position, temporarily investing all or a substantial portion of their assets in cash or short-term securities. The Sub-Adviser may use futures and options as a way to expose the Portfolio's cash assets to the market while maintaining liquidity.


ING FUNDAMENTAL RESEARCH-- ING IM applies quantitative research methods to generate investment ideas within each sector. An experienced fundamental research team then focuses on identifying the best ideas within each sector. ING IM then constructs the Portfolio by selecting from these ideas while considering sector weights and overall risk control. In managing the Portfolio, ING IM will emphasize stocks of larger companies (although it may also invest in mid-sized companies). ING IM utilizes an intensive, fundamentally driven research process to evaluate company growth, profitability and valuation characteristics (for example, price-to-earnings ratios, growth rates and earnings estimates) to select securities within each sector. In analyzing these characteristics, ING IM attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.


ING GOLDMAN SACHS(R) CAPITAL GROWTH-- The Portfolio Is managed using a growth equity oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. Goldman Sachs Asset Management, L.P. ("GSAM") will select securities of growth companies trading, in GSAM's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. ING Goldman Sachs(R) Capital Growth will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, GSAM ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

ING OPCAP BALANCED VALUE-- In selecting equity investments for the Portfolio, the Sub-Adviser currently uses a value investing style. In using a value approach, the Sub-Adviser seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Portfolio will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock. Using value investing requires research as to the issuer's underlying financial condition and prospects. While there are a variety of measures that can be used to identify these securities, the Sub-Adviser looks primarily at the issuer's price/earnings ratio, which is the stock's price divided by its earnings per share. While there are a variety of measures that can be used to identify these securities, the Sub-Adviser looks primarily at the issuer's price-to-normalized earnings ratio as well as the price-to-tangible book value and price-to-cash flow ratios. While there are a variety of measures that can be used to identify these securities, the Sub-Adviser looks primarily at the issuer's price-to-normalized earnings ratio as well as the price-to-tangible book value and price-to-cash flow ratios. Normalized earnings are OpCap's quantification of what a company would earn using OpCap's preferred accounting calculations and assuming a normal business environment.

ING OPPENHEIMER GLOBAL--Foreign equity securities exposure (including emerging markets) may be up to 100% of the Portfolio's assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. See "Foreign Equity Securities." The expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities because the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher. The Portfolio may invest up to 5% of its net assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds."


ING OPPENHEIMER STRATEGIC INCOME--The Portfolio may invest in different types of debt securities. A debt security is essentially a loan by the buyer to the issuer of the debt security. The issuer promises to pay back the principal amount of the loan and normally pays interest, at a fixed or variable rate, on the debt while it is outstanding. The debt securities the Portfolio buys may be rated by nationally recognized statistical rating organizations or they may be unrated securities assigned an equivalent rating by the Sub-Adviser. The Portfolio's investments may be investment grade or below investment grade in credit quality and the Portfolio can invest without limit in below investment grade debt securities, commonly known as "junk bonds." These typically offer higher yields than investment grade bonds because investors assume greater risks of default of these securities. The ratings definitions of the principal national rating organizations are included in Appendix A to this document.


The Portfolio may invest some of its assets in other types of securities, including common stocks and other equity securities of foreign and U.S. companies. The Portfolio does not anticipate having significant investments in those types of securities as part of its normal strategies.

ING PIMCO TOTAL RETURN-- The Portfolio's objective is to seek a high level of current income consistent with a prudent level of risk. In addition to those fixed income products specifically identified in the prospectus, ING PIMCO Total Return may invest in Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, zero coupon bonds, and other products identified in this SAI.




ING VAN KAMPEN EQUITY AND INCOME - Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio will provide shareholders with at least 60 days prior written notice of any changes in this non-fundamental investment policy. In addition, the Portfolio normally invests at least 65% of its total assets in income-producing equity securities. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED-INCOME INVESTMENTS

U.S. GOVERNMENT SECURITIES-- Each Portfolio may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which a Portfolio may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Portfolios will invest in securities of U.S. government agencies or instrumentalities only if the Sub-Adviser is satisfied that the credit risk with respect to such instrumentality is minimal.

The Portfolios also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

CUSTODIAL RECEIPTS-- ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Structured Equity, ING PIMCO Total ReturN and ING UBS U.S. Small Cap Growth may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts are known by various names, including "Treasury Receipts," Treasury Investors Growth Receipts ("TIGRs"), and "Certificates of Accrual on Treasury Receipts ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

BANK OBLIGATIONS-- Each Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. ING Neuberger Berman Partners and ING Neuberger Berman Regency may invest up to 35% of its total assets in obligations issued or guaranteed by U.S. or foreign banks.


LOAN PARTICIPATIONS-- ING American Century Large Company Value, ING American Century Small-Mid Cap Value, ING American Century Select, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING JPMorgan Mid Cap Value, ING OpCap Balanced Value, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity and ING UBS U.S. Small Cap Growth may invest in loan participations, subject to the Portfolios' limitation on investments in illiquid investments. ING Davis Venture Value may invest up to 10% of the Portfolio's net assets in bank loans, including participations. A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of a Portfolio's net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to a Portfolio other than to pay such Portfolio the proportionate amount of the principal and interest payments it receives.


Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, a Portfolio could experience a reduction in its income. The value of that loan participation might also decline. If the issuing financial institution fails to perform its obligation under the participation agreement, the Portfolio might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Each Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolios' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price.

At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of portfolios or assets by a Portfolio.


Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on sub-adviser research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.

WHEN-ISSUED, DELAYED DELIVERY TRANSACTIONS--Each Portfolio (except ING Neuberger Berman Partners, ING Neuberger Berman Regency and ING Templeton Foreign Equity) may purchase securities on a when-issued or delayed delivery basis. When a Portfolio commits to purchase a security on a when-issued or delayed delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for when-issue" or delayed delivery securities, a Portfolio will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation). ING Baron Small Cap Growth will limit its investment in when issued securities to 5% of the Portfolio's total assets.

SECURITIES LENDING-- Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.


EQUITY SECURITIES-- Each Portfolio may invest limited amounts of its assets in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies. Those equity securities include preferred stocks, rights and warrants, and securities convertible into stock. Certain equity securities may be selected because they may provide dividend income. However, ING Oppenheimer Strategic Income Portfolio does not anticipate investing significant amounts of its assets in these securities as part of its normal investment strategy.


PREFERRED SECURITIES-- Each Portfolio (except ING Lord Abbett U.S. Government Securities) may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. ING PIMCO Total Return will limit its investment in preferred securities to 5% of the Portfolio's total assets.

CONVERTIBLE SECURITIES-- Each Portfolio (except ING Lord Abbett U.S. Government Securities) may invest in convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, each Sub-Adviser will give primary emphasis to the attractiveness of the underlying common stock. ING Van Kampen Comstock will limit its investment in convertible securities that are below investment grade quality to 5%.


The Portfolios may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

CORPORATE ASSET-BACKED SECURITIES-- ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Columbia Small Cap Value II, ING Fundamental Research, ING Davis Venture Value, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Structured Equity, ING Lord Abbett U.S. GovernmenT Securities, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth and ING UBS U.S. Small Cap Growth may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.


Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.


CORPORATE REORGANIZATIONS-- ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING JPMorgan Mid Cap Value, ING PIMCO Total Return, ING Legg Mason Partners Aggressive Growth and ING UBS U.S. Small Cap Growth may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

REPURCHASE AGREEMENTS-- Each Portfolio may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Sub-Adviser has determined to be of comparable creditworthiness. ING Oppenheimer Strategic Income will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit however on the amount of the Portfolio's net assets that may be subject to repurchase agreements having maturities of seven days or less. The securities that a Portfolio purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Portfolio will have the right to liquidate the securities. If, at the time a Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Portfolio only enters into repurchase agreements after its Sub-Adviser has determined that the seller is creditworthy, and the Sub-Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin. ING Neuberger Berman Partners and ING Neuberger Berman Regency may enter into repurchase agreements subject to a 15% limit on illiquid securities.

REVERSE REPURCHASE AGREEMENTS--ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Structured Equity, ING PIMCO Total Return, ING UBS U.S. Large Cap Equity, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio. Transactions in reverse repurchase agreements by ING Lord Abbett U.S. Government Securities may not exceed 20% of fund assets. ING Neuberger Berman Partners and ING Neuberger Berman Regency may not purchase securities if outstanding borrowings, which include any investment in reverse repurchase agreements, exceed 5% of its total assets.

MORTGAGE DOLLAR ROLL TRANSACTIONS--ING Columbia Small Cap Value II, ING Fundamental Research, ING Goldman Sachs(R) Structured Equity, ING Lord Abbett U.S. Government Securities, ING MFS Capital Opportunities, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Templeton Foreign Equity, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may engage in mortgage dollar roll transactions. A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A

"dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Portfolio's restrictions on borrowings. Furthermore, because dollarroll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities.


SEGREGATED ACCOUNTS-- When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.


FLOATING AND VARIABLE RATE INSTRUMENTS-- ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Structured Equity, ING JPMorgan Mid Cap Value, ING Lord Abbett U.S. Government Securities, ING MFS Capital Opportunities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING OpCap Balanced Value, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth and ING UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth may invest in floating rate and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Sub-Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Portfolio will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, a Portfolio might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


RESTRICTED SECURITIES-- Each Portfolio (except ING Goldman Sachs(R) Capital Growth and ING Lord Abbett U.S. Government Securities) may invest in restricted securities governed by Rule 144A under the Securities Act of 1933 and other restricted securities. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Directors (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Directors has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Directors' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.


REAL ESTATE INVESTMENT TRUSTS ("REITS")-- ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Structured Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING Templeton Foreign Equity, ING UBS U.S. Small Cap Growth, ING Van Kampen Comstock and ING Van Kampen Equity and Income may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986 (the "Code"). A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.


UNSEASONED COMPANIES--ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Structured Equity, ING

JPMorgan International, ING JP Morgan Mid Cap Value, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING Templeton Foreign Equity, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record. ING Fundamental Research will invest in such companies only when they have been included in the S&P 500 Index.

FOREIGN EQUITY SECURITIES-- Each Portfolio (except ING Lord Abbett U.S. Government Securities) may invest in foreign equity securities (and foreign currencies) as described in the Prospectus. With respect to ING Goldman Sachs(R) Structured Equity, the equity securities of foreign issuers must be traded in the United States. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities. As a result of its investments in foreign securities, a Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where a Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Portfolio to risk of loss if exchange rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by a Portfolio from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. For each of ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value, ING Davis Venture Value, ING Goldman Sachs(R) Capital Growth, ING MFS Capital Opportunities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING Legg Mason Partners Aggressive Growth, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity, ING Van Kampen Comstock and ING Van Kampen Equity and Income, each Portfolio may invest up to 20%, 35%, 20%, 25%, 10%, 20%, 20%, 10%, 35%, 20%, 20%, 20%, 20%, 25%, 30%, 25% and 25%,
respectively, in foreign securities. ING JPMorgan International, ING Oppenheimer Global and ING Templeton Foreign Equity may invest up to 100% of their respective assets in foreign equity securities.


FOREIGN DEBT SECURITIES, BRADY BONDS-- ING American Century Large Company Value, ING American Century Select, ING American Century Small - Mid Cap Value, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING JPMorgan International, ING Lord Abbett U.S. Government Securities, ING MFS Capital Opportunities, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield, ING Templeton Foreign Equity, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


The Portfolio's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Company's income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.


PRINCIPAL EXCHANGE RATE LINKED SECURITIES-- ING Columbia Small Cap Value II, ING PIMCO Total Return and ING UBS U.S. Small Cap Growth may invest in principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER-- ING Columbia Small Cap Value II, ING PIMCO Total Return and ING UBS U.S. Small Cap Growth may invest in performance indexed paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


DEPOSITARY RECEIPTS-- Each Portfolio may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other securities representing interests in securities of foreign companies (collectively, "Depositary Receipts"). ADRs arecertificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as "foreign securities" for purposes of the limitations on such investments. ING Goldman Sachs(R) Structured Equity may also invest in Global Depositary Receipts (GDRs). ING Pioneer High Yield may invest in GDRs and European Depositary Receipts (EDRs).


EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.


PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS")-- Each Portfolio (except ING Baron Asset, ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value, ING Lord Abbett U.S. Government Securities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING OpCap Balanced Value, ING Pioneer High Yield, ING Legg Mason Partners Large Cap Growth and ING Van Kampen Comstock) may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Portfolios are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Portfolio's assets may be invested in such securities.


INVESTMENT IN OTHER INVESTMENT COMPANIES-- Each Portfolio (except ING OpCap Balanced Value) may invest in securities of other investment companies, subject to limitations under the 1940 Act. Among other things, these limitations currently restrict the Portfolios' aggregate investments in other investment companies to no more than 10% of a Portfolio's total assets. A Portfolio's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. The Portfolios may invest in the shares of other investment companies when, in the judgment of the Sub-Advisers, the potential benefits of the investment outweigh the payment of any management fees and expenses.


      EXCHANGE-TRADED FUNDS ("ETFS")-- These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.


      INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS") - The Portfolios are permitted to invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on The NASDAQ Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

      Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Portfolio's assets across a broad range of equity securities.

      To the extent the Portfolio invests in securities of other investment companies, Portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, shareholders of the Portfolio may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Portfolio's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

      The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Portfolio.

WARRANTS AND STOCK PURCHASE RIGHTS-- Each Portfolio (except ING Lord Abbett U.S. Government Securities) may acquire warrants. ING Oppenheimer Strategic Income Portfolio will not invest more than 5% of its total assets in rights and warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

ING Pioneer High Yield Portfolio may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.


ZERO COUPON, DEFERRED INTEREST AND PIK BONDS-- Fixed income securities that ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING Goldman Sachs(R) Structured Equity, ING JPMorgan Mid Cap Value, ING MFS Capital Opportunities, ING OpCap Balanced Value, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Legg Mason Partners Aggressive Growth, ING Templeton Foreign Equity, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). If Pioneer High Yield invests in certain pay-in-kind securities, zero-coupon securities, deferred interest securities, or, in general, in any other securities with original issue discount (or with market discount if the fund elects to include a discount in income currently), the Portfolio generally must accrue income on such investment for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. ING Lord Abbett U.S. Government Securities may invest in zero coupon bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

SHORT-TERM CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER-- Each Portfolio may invest in short-term corporate debt securities and commercial paper. ING Templeton Foreign Equity may invest in commercial paper. Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates. Commercial Paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs.


ING Neuberger Berman Partners and ING Neuberger Berman Regency may each invest up to 35% of its net assets in short-term corporate debt securities or commercial paper, provided that such securities or commercial paper has received the highest rating from S&P or Moody's or is deemed to be of comparable quality by Neuberger Berman.


COLLATERALIZED DEBT OBLIGATIONS-- Each Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.


For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.


The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Company's prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


RISK OF INVESTING IN LOWER RATED FIXED-INCOME SECURITIES-- Certain of the Portfolios, as set forth below, may invest in lower rated fixed-income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA, Investors Service ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

A Portfolio may also invest in high-yield, below investment grade fixed-income securities, which are rated Ba or lower by Moody's or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Portfolios. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, a Portfolio may receive a capital loss on its investment if the security was purchased at a premium and a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Portfolio.


While a Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolios' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. To the extent a Portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above. For each of ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Lord Abbett U.S. Government Securities, ING MFS Capital Opportunities, ING OpCap Balanced Value, ING Oppenheimer Global, ING PIMCO Total Return, ING Templeton Foreign Equity and ING Van Kampen Equity and Income, Portfolios may invest up to 20%, 5%, 5%, 35%, 35%, 20%, 5%, 5%, 10%, 25%, 15%, 10%, 5% and 5%, respectively, in lower rated fixed-income securities. ING Oppenheimer Strategic Income Portfolio may invest, without limit, in lower rated fixed-income securities.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.


The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Portfolios' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Portfolios' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Portfolios' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Portfolios' assets as it increases in size and, therefore, have a more limited effect on the Portfolios' performance.

There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, decrease or entirely disappear. In some cases, the Portfolios may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

SHORT SALES-- ING PIMCO Total Return may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline. When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board of Trustees. The Portfolio does not intend to enter into short sales if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Portfolio's total assets. This percentage any be varied by action of the Directors. The Portfolio will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

SHORT SALES AGAINST THE BOX-- Each Portfolio (except ING Baron Asset, ING Goldman Sachs(R) Structured Equity, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING OpCap Balanced Value, ING Templeton Foreign Equity and ING Van Kampen Comstock) may make short sales "against the box," i.e., when a security identical to one owned by these Portfolios is borrowed and sold short. If a Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.


MORTGAGE-RELATED SECURITIES--ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING Goldman Sachs(R) Capital Growth, ING OpCap Balanced Value, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Legg Mason Partners Large Cap Growth, ING T. Rowe Price Diversified Mid Cap Growth, ING T. Rowe Price Growth Equity and ING Van Kampen Equity and Income may invest in mortgage-related securities. ING Lord Abbett U.S. Government Securities may invest extensively in mortgage-related securities. ING Baron Asset, ING Baron Small Cap Growth and ING Fundamental Research will each limit its investment in mortgage-related securities to 5% of the Portfolio's total assets. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.


      Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

      Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

      Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

      Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

      The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

      FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder's proportionate share in: (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

      Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

      GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans);
      (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

      The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

      Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Portfolios to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Portfolios. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

      Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

      The Portfolios consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of each Portfolio's investment policies.


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

      Privately Issued Mortgage-Related Securities: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Portfolios limit their investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

      The Portfolios may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Portfolios will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

      Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

      Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

      Additional Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.


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

      FORWARD ROLLS. ING Oppenheimer Strategic Income Portfolio may enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls"). In this type of transaction, the Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Portfolio in excess of the yield on the securities that have been sold.

      The Portfolio will only enter into "covered" rolls. To assure its future payment of the purchase price, the Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Portfolio sells may decline below the price at which the Portfolio is obligated to repurchase securities.

      STRIPPED MORTGAGE-BACKED SECURITIES-- ING Columbia Small Cap Value II, ING Lord Abbett U.S. Government Securities, ING OpCap Balanced Value, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Pioneer High Yield and ING UBS U.S. Small Cap Growth may invest in stripped mortgage-backed securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.


HYBRID INSTRUMENTS-- ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Columbia Small Cap Value II, ING Davis Venture Value, ING Fundamental Research, ING Oppenheimer Global, ING PIMCO Total Return, ING T. Rowe Price Growth Equity, ING T. Rowe Price Diversified Mid Cap Growth, ING UBS U.S. Small Cap Growth and ING Van Kampen Equity and Income may invest in hybrid instruments. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.


Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Portfolio's investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


SWAPS, CAPS, FLOORS AND COLLARS-- Among the transactions into which ING American Century Large Company Value, ING American Century Select, ING American Century Small-Mid Cap Value, ING Baron Asset, ING Baron Small Cap Growth, ING Columbia Small Cap Value II, ING Davis Venture Value, ING JPMorgan International, ING Lord Abbett U.S. Government Securities, ING Oppenheimer Global, ING Oppenheimer Strategic Income, ING PIMCO Total Return, ING Legg Mason Partners Aggressive Growth, ING Templeton Foreign Equity, ING UBS U.S. Small Cap Growth and ING Van Kampen Comstock and ING Van Kampen Equity and Income may enter are interest rate, currency, total return, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio may also enter into options on swap agreements ("swap options"). A Portfolio may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. ING Oppenheimer Strategic Income Portfolio will not enter into swaps and "unfunded" credit default swaps with respect to more than 25% of its total net assets and will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.


A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.


Certain of the Portfolios may also enter into options on swap agreements ("swap options"). A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Whether a Portfolio's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit a Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.


EURODOLLAR INSTRUMENTS-- ING Columbia Small Cap Value II, ING JPMorgan International, ING MFS Capital Opportunities, ING PIMCO Total Return, ING Pioneer High Yield, ING Legg Mason Partners Aggressive Growth and ING UBS U.S. Small Cap Growth may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.


MUNICIPAL BONDS-- ING Columbia Small Cap Value II, ING Lord Abbett U.S. Government Securities, ING PIMCO Total Return, ING Pioneer High Yield and ING UBS U.S. Small Cap Growth may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Portfolio would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The Portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Portfolio also may purchase Municipal Bonds due to changes in the Sub-Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Portfolio's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to


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particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Portfolio's Municipal Bonds in the same manner.

The mortgage derivatives that ING Pioneer High Yield may invest in include interests in collateralized mortgage obligations, real estate mortgage investment conduits and stripped mortgage-backed securities.

Inflation-Indexed Bonds-- ING Columbia Small Cap Value II, ING Oppenheimer Strategic Income, ING PIMCO Total Return and ING UBS U.S. Small Cap Growth may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


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

EVENT-LINKED BONDS-- ING Columbia Small Cap Value II, ING PIMCO Total Return and ING UBS U.S. Small Cap Growth may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.




OPTIONS ON SECURITIES-- Each Portfolio (except ING Baron Small Cap Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING MFS Capital Opportunities may only sell calls on securities if such calls are "covered," as explained below. A Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

A Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Portfolio wants to purchase at a later date. A Portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by a Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if a Portfolio holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). If a put option is sold by a Portfolio, the Portfolio will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Portfolio maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit a Portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit a Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Portfolio, provided that another option on such security is not sold.

A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

A Portfolio may sell options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then sell a call option against that security. The exercise price of the call a Portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

A Portfolio may also sell combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By entering into a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Portfolio may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In certain instances, a Portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call"), or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Portfolio assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES-- Each Portfolio (except ING Baron Asset, ING Baron Small Cap Growth, ING Lord Abbett U.S. Government Securities and ING OpCap Balanced Value) may purchase and sell call and put options on stock indices. A Portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the Portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although a Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Portfolio's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

A Portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its Portfolio. When a Portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or
(b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Portfolio will receive a premium from selling a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Portfolio has sold a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By selling a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Portfolio may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of


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

particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio (except ING Baron Asset and ING Baron Small Cap Growth) may engage in the following types of transactions:

FUTURES CONTRACTS-- Each Portfolio may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. ING Oppenheimer Strategic Income Portfolio may buy and sell futures contracts that relate to (i) broadly-based securities indices (these are referred to as "financial futures"), (ii) commodities (these are referred to as "commodity index futures"), (iii) debt securities (these are referred to as "interest rate futures"), (iv) foreign currencies (these are referred to as "forward contracts") and (v) an individual stock ("single stock futures"). ING Goldman Sachs(R) Structured Equity may enter into futures transactions only with respect to the S&P 500 Index. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield ("speculation").

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, a Portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

OPTIONS ON FUTURES CONTRACTS-- Each Portfolio may purchase and sell options to buy or sell futures contracts in which they may invest ("options on futures contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on futures contracts that are sold or purchased by a Portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A Portfolio may sell call options on futures contracts only if it also (a) purchases the underlying futures contract, (b) owns the instrument, or instruments included in the index, underlying the futures contract, or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on futures contracts only if it also
(A) sells the underlying futures contract, (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract, or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by a Portfolio, the Portfolio will be required to sell the underlying futures contract which, if the Portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by the Portfolio is exercised, the Portfolio will be required to purchase the underlying futures contract which, if the Portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has sold is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY-- Each Portfolio (except ING Baron Asset, ING JPMorgan Mid Cap Value, ING Neuberger Berman Partners and ING Neuberger Berman Regency) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Portfolio intends to enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Portfolio seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. The Portfolio also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Portfolio may enter into forward contracts for "cross hedging" purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. The Portfolios may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

A Portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a Portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the Sub-Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a forward contract if the Sub-Adviser believes that its value will decline relative to the dollar.

A Portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the

Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth above may be restricted.

A Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

OPTIONS ON FOREIGN CURRENCIES-- Each Portfolio (except ING Baron Asset and ING JPMorgan Mid Cap Value) may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may sell options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Portfolios may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A PORTFOLIO'S SECURITIES-- A Portfolio's abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio's securities. In the case of futures and options based on an index, the Portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, the Portfolio would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Portfolio has a position and the portfolio securities the Portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a Portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a Portfolio's holdings. When a Portfolio sells an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Portfolio's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a Portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A Portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET-- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN-- Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Portfolio or decreases in the prices of securities or other assets the Portfolio intends to acquire. Where a Portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

TRADING AND POSITION LIMITS-- The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-Advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Portfolios.

RISKS OF OPTIONS ON FUTURES CONTRACTS-- The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES--Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over the counter contracts, and the Portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS-- Each Portfolio may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.


The staff of the SEC has taken the position that over the counter options and assets used to cover sold over the counter options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of a Portfolio's assets (the "SEC illiquidity ceiling"). Although the Sub-Advisers may disagree with this position, each Sub-Adviser intends to limit the Portfolios' selling of over the counter options in accordance with the following procedure. Except as provided below, ING MFS Capital Opportunities intends to sell over the counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts a Portfolio has in place with such primary dealers provide that the Portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Portfolio may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio's investment objective.

TEMPORARY DEFENSIVE POSITIONS-- During periods of unusual market conditions when a Sub-Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a Portfolio may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. ING Van Kampen Equity and Income also may invest in other investment companies that invest exclusively in money market instruments for temporary defensive purposes. ING JPMorgan International may, for temporary defensive purposes, engage in strategic transactions, which may include the use of derivatives.


ING T. Rowe Price Diversified Mid Cap Growth may invest up to 20% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalizations outside the range of companies in the Russell Midcap Growth Index or the S&P Mid Cap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. ING Legg Mason Partners Large Cap Growth may invest up to 20% of its net assets in money market instruments, repurchase agreements and/or cash in excess of that amount (up to 100% of its assets) during temporary defensive periods. ING Oppenheimer Strategic Income Portfolio may, for temporary defensive purposes, invest in debt obligations of domestic or foreign corporate issuers and certificates of deposit and bankers' acceptances of foreign banks having total assets in excess of $1billion.


PORTFOLIO TURNOVER-- Each Portfolio may sell a portfolio investment soon after its acquisition if the sub-adviser believes that such a disposition is consistent with the Portfolio's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Portfolio's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                            MANAGEMENT OF THE COMPANY


The business and affairs of the Company are managed under the direction of the Company's Board of Directors ("Board") according to the applicable laws of the State of Maryland and the Company's Articles of Incorporation. The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Company's activities, review contractual arrangements with companies that provide services to each Portfolio and review each Portfolio's performance. As of the date of this SAI, the Directors are John V. Boyer, Patricia W. Chadwick, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Walter H. May, Thomas J. McInerney, Jock Patton, Sheryl K. Pressler, David W.C. Putnam, John G. Turner, Roger B. Vincent and Richard A. Wedemeyer. The Executive Officers of the Company are James M. Hennessy, Stanley D. Vyner, Michael J. Roland, Joseph M. O'Donnell, Robert S. Naka, Mary A. Gaston, Huey P. Falgout, Jr., Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Robin R. Nesbitt, Susan P. Kinens, Kimberly K. Palmer, Maria Anderson and Laurie M. Tillinghast.


Set forth in the table below is information about each Director of the Company.


------------------------------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS AND AGE       POSITION(S)  TERM OF OFFICE  PRINCIPAL OCCUPATION(S) -     NUMBER OF       OTHER DIRECTORSHIPS
                                  HELD WITH   AND LENGTH OF    DURING THE PAST 5 YEARS    FUNDS IN ING       HELD BY DIRECTORS
                                     THE      TIME SERVED(1)                              FUND COMPLEX
                                   COMPANY                                                 OVERSEEN BY
                                                                                         DIRECTOR(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
JOHN V. BOYER                    Director    November 1997 -  President and Chief        172             None
7337 East Doubletree Ranch Rd.               Present          Executive Officer,
Scottsdale, Arizona 85258                                     Franklin and Eleanor
Age: 52                                                       Roosevelt Institute
                                                              (March 2006 - Present).
                                                              Formerly, Executive
                                                              Director, The Mark Twain
                                                              House & Museum(4)
                                                              (September 1989 -
                                                              November 2005).
------------------------------------------------------------------------------------------------------------------------------------
PATRICIA W. CHADWICK             Director    January 2006 -   Consultant and President   172             None
7337 E. Doubletree Ranch Rd.                 Present          of self-owned company,
Scottsdale, Arizona 85258                                     Ravengate Partners LLC
Age:  57                                                      (January 2000 - Present).
------------------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                Director    January 2005 -   President and Chief        172             None
7337 East Doubletree Ranch Rd.               Present          Executive Officer,
Scottsdale, Arizona 85258                                     Bankers Trust Company,
Age: 60                                                       N.A. (June 1992 -
                                                              Present).
------------------------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN            Director    January 2005 -   President, College of New  172             None
7337 East Doubletree Ranch Rd.               Present          Jersey (January 1999 -
Scottsdale, Arizona 85258                                     Present).
Age: 58
------------------------------------------------------------------------------------------------------------------------------------
PATRICK W. KENNY                 Director    March 2002 -     President and Chief        172             Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.               Present          Executive Officer                          (November 2003 - Present).
Scottsdale, Arizona 85258                                     International Insurance
Age: 63                                                       Society (June 2001 -
                                                              Present). Formerly,
                                                              Executive Vice President,
                                                              Frontier Insurance Group,
                                                              Inc. (January 1999 -
                                                              March 2001).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS AND AGE       POSITION(S)  TERM OF OFFICE  PRINCIPAL OCCUPATION(S) -     NUMBER OF       OTHER DIRECTORSHIPS
                                  HELD WITH   AND LENGTH OF    DURING THE PAST 5 YEARS    FUNDS IN ING       HELD BY DIRECTORS
                                     THE      TIME SERVED(1)                              FUND COMPLEX
                                   COMPANY                                                 OVERSEEN BY
                                                                                         DIRECTOR(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                    Director    January 2005 -   Retired.                   172             BestPrep Charity
7337 East Doubletree Ranch Rd.               Present                                                     (September 1991 -
Scottsdale, Arizona 85258                                                                                Present).
Age: 69
------------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON                      Chairman    January 2005 -   Private Investor (June     172             JDA Software Group, Inc.
7337 East Doubletree Ranch Rd.   and         Present          1997 - Present).                           (January 1999 - Present);
Scottsdale, Arizona 85258        Director                     Formerly, Director and                     and Swift Transportation
Age: 60                                                       Chief Executive Officer,                   Co. (March 2004 -
                                                              Rainbow Multimedia Group,                  Present).
                                                              Inc. (January 1999 -
                                                              December 2001).
------------------------------------------------------------------------------------------------------------------------------------
SHERYL K. PRESSLER               Director    January 2006 -                              172
7337 E. Doubletree Ranch Rd.                 Present          Consultant (May 2001 -                     Stillwater Mining Company
Scottsdale, Arizona 85258                                     Present).  Formerly,                       (May 2002 - Present);
Age:  55                                                      Chief Executive Officer,                   Nuevo Energy (May 2002 -
                                                              Lend Lease Real Estate                     May 2004); Advanced
                                                              Investments, Inc. (March                   Portfolio Management
                                                              2000 - April 2001).                        (September 2002 -
                                                                                                         Present); California
                                                                                                         HealthCare Foundation
                                                                                                         (June 1999 - Present);
                                                                                                         Romanian-American
                                                                                                         Enterprise Fund (February
                                                                                                         2004 - Present); and
                                                                                                         Robert A. Toigo
                                                                                                         Foundation (January 1997
                                                                                                         - December 2002).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM                Director    January 2005 -   President and Director,    172             Progressive Capital
7337 East Doubletree Ranch Rd.               Present          F.L. Putnam Securities                     Accumulation Trust
Scottsdale, Arizona 85258                                     Company, Inc. (June 1978                   (August 1998 - Present);
Age: 66                                                       - Present).                                Principled Equity Market
                                                                                                         Trust (November 1996 -
                                                                                                         Present); Mercy Endowment
                                                                                                         Foundation (September
                                                                                                         1995 - Present); Asian
                                                                                                         American Bank and Trust
                                                                                                         Company (June 1992 -
                                                                                                         Present); and Notre Dame
                                                                                                         Health Care Center (July
                                                                                                         1991 - Present).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     NAME, ADDRESS AND AGE       POSITION(S)  TERM OF OFFICE  PRINCIPAL OCCUPATION(S) -     NUMBER OF       OTHER DIRECTORSHIPS
                                  HELD WITH   AND LENGTH OF    DURING THE PAST 5 YEARS    FUNDS IN ING       HELD BY DIRECTORS
                                     THE      TIME SERVED(1)                              FUND COMPLEX
                                   COMPANY                                                 OVERSEEN BY
                                                                                         DIRECTOR(2)(3)
------------------------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                 Director    January 2005 -   President, Springwell      172             AmeriGas Propane, Inc.
7337 East Doubletree Ranch Rd.               Present          Corporation, a                             (January 1998 - Present)
Scottsdale, Arizona 85258                                     privately-held corporate                   and UGI Corporation
Age: 60                                                       finance advisory firm                      (February 2006 - Present).
                                                              (March 1989 - Present).
------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER             Director    January 2005 -   Retired.  Formerly, Vice   172             Touchstone Consulting
7337 East Doubletree Ranch Rd.               Present          President - Finance and                    Group (June 1997 -
Scottsdale, Arizona 85258                                     Administration, The                        Present); and Jim Henson
Age: 69                                                       Channel Corporation -                      Legacy (April 1994 -
                                                              importer of specialty                      Present).
                                                              aluminum alloys in
                                                              semi-fabricated form
                                                              (June 1996 - April
                                                              2002).  Formerly,
                                                              Trustee, First Choice
                                                              Funds (February 1997 -
                                                              April 2001).
------------------------------------------------------------------------------------------------------------------------------------
Directors who are "Interested Persons"
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(5) (6)(7)    Director    January 2005 -   Chief Executive Officer,   212             Equitable Life Insurance
7337 East Doubletree Ranch Rd.               Present          ING US Financial Services                  Co., Golden American Life
Scottsdale, Arizona 85258                                     (January 2005 - Present);                  Insurance Co., Life
Age: 49                                                       General Manager and Chief                  Insurance Company of
                                                              Executive Officer, US                      Georgia, Midwestern
                                                              Financial Services                         United Life Insurance
                                                              (December 2003 - December                  Co., ReliaStar Life
                                                              2004); Chief Executive                     Insurance Co., Security
                                                              Officer, ING US Financial                  Life of Denver, Security
                                                              Services (September 2001                   Connecticut Life
                                                              - December 2003); and                      Insurance Co., Southland
                                                              General Manager and Chief                  Life Insurance Co., USG
                                                              Executive Officer, US                      Annuity and Life Company,
                                                              Worksite Financial                         and United Life and
                                                              Services (December 2000 -                  Annuity Insurance Co.
                                                              September 2001).                           Inc; Ameribest Life
                                                                                                         Insurance Co.; First
                                                                                                         Columbine Life Insurance
                                                                                                         Co.; and Metro Atlanta
                                                                                                         Chamber of Commerce
                                                                                                         (January 2003 - Present).
------------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER (5)               Director    January 2005 -   Retired.  Formerly, Vice   172             Hormel Foods Corporation
7337 East Doubletree Ranch Rd.               Present          Chairman of ING Americas                   (March 2000 - Present);
Scottsdale, Arizona 85258                                     (September 2000 - January                  Shopko Stores, Inc.
Age: 66                                                       2002); Director of                         (August 1999 - Present);
                                                              ReliaStar Life Insurance                   and Conseco, Inc.
                                                              Company of New York                        (September 2003 -
                                                              (April 1975 - December                     Present).
                                                              2001); and Chairman and
                                                              Trustee of the Northstar
                                                              affiliated investment
                                                              companies (May 1993 -
                                                              December 2001).
------------------------------------------------------------------------------------------------------------------------------------

(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Company, as defined in the 1940 Act, ("Independent Directors"), shall retire from service as a Director at the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)   As of December 31, 2005.


(3) For the purposes of this table, "ING Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Natural Resources Trust and ING Partners, Inc.


(4) Shaun Mathews, Senior Vice President of ILIAC, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5) Messrs. McInerney and Turner are deemed to be "interested persons," as defined in the 1940 Act, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ILIAC and the Distributor, ING Financial Advisers, LLC.

(6) Mr. McInerney is also a director of the following investment companies; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc., therefore, for the purposes of this table with reference to Mr. McInerney, "ING Fund Complex" includes these investment companies.

(7)   As of April 28, 2006, Mr. McInerney is no longer a member of the Board.

OFFICERS


-------------------------------------------------------------------------------------------------------------------------------
  NAME, ADDRESS AND AGE     POSITION(S) HELD WITH      TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S) -
                                   COMPANY          LENGTH OF TIME SERVED(1)              DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY           President and Chief     May 2003 - Present        President and Chief Executive Officer, ING
7337 East Doubletree        Executive Officer                                 Investments, LLC(2) (December 2000 - Present).
Ranch Rd.                                                                     Formerly, Senior Executive Vice President and
Scottsdale, Arizona 85258                                                     Chief Operating Officer, ING Investments,
Age: 57                                                                       LLC(2)  (April 1995 - December 2000).
-------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND           Executive Vice          January 2005 - Present    Executive Vice President ING Investments,
7337 East Doubletree        President                                         LLC(2) (December 2001 - Present).  Formerly,
Ranch Rd.                                                                     Chief Compliance Officer ING Investments,
Scottsdale, Arizona 85258                                                     LLC(2), ING Life Insurance and Annuity Company
Age: 47                                                                       and Directed Services, Inc. (October 2004 -
                                                                              December 2005), Chief Financial Officer and
                                                                              Treasurer, ING Investments, LLC (2) (December
                                                                              2001 - March 2005); and Senior Vice President,
                                                                              ING Investments, LLC(2)   (June 1998 - December
                                                                              2001).
-------------------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER            Executive Vice          January 2005 - Present    Executive Vice President, ING Investments,
7337 East Doubletree        President                                         LLC(2)  (July 2000 - Present) and Chief
Ranch Rd.                                                                     Investment Risk Officer ING Investments, LLC(2)
Scottsdale, Arizona 85258                                                     (January 2003 - Present).  Formerly, Chief
Age: 55                                                                       Investment Officer of the International
                                                                              Portfolios, ING Investments, LLC(2)  (August
                                                                              2000 - January 2003).
-------------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA              Executive Vice          March 2006 - Present      Executive Vice President and Chief Operating
7337 East Doubletree        President, Chief                                  Officer, ING Funds Services, LLC (3) (March
Ranch Rd.                   Operating Officer and                             2006 - Present).  Formerly, Senior Vice
Scottsdale, Arizona 85258   Assistant Secretary                               President, ING Funds Services, LLC(3) (August
Age:  42                                                                      1999 - March 2006); Assistant Secretary, ING
                                                                              Funds Services, LLC(3) (October 2001 - Present).
-------------------------------------------------------------------------------------------------------------------------------
JOSEPH M. O'DONNELL         Chief Compliance        January 2005 - Present    Chief Compliance Officer of the ING Funds
7337 East Doubletree        Officer                                           (November 2004 - Present) and ING Investments,
Ranch Rd.                                                                     LLC(2) and Directed Services, Inc. (January
Scottsdale, Arizona 85258                                                     2006 - Present). Formerly, Vice President,
Age: 51                                                                       Chief Legal Counsel, Chief Compliance Officer
                                                                              and Secretary of Atlas Securities, Inc., Atlas
                                                                              Advisers, Inc. and Atlas Funds (October 2001 -
                                                                              October 2004); and Chief Operating Officer and
                                                                              General Counsel of Matthews International
                                                                              Capital Management LLC and Vice President and
                                                                              Secretary of Matthews International Funds
                                                                              (August 1999 - May 2001).
-------------------------------------------------------------------------------------------------------------------------------
TODD MODIC                  Senior Vice              March 2005 - Present     Senior Vice President, ING Funds Services, LLC
7337 East Doubletree        President,                                        (3) (April 2005 - Present).  Formerly, Vice
Ranch Rd.                   Chief/Principal                                   President, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258   Financial Officer &                               (September 2002 - March 2005); and Director of
Age: 38                     Assistant Secretary                               Financial Reporting, ING Investments, LLC(2)
                                                                              (March 2001 - September 2002).
-------------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON        Senior Vice President   January 2005 - Present    Senior Vice President and Assistant Secretary,
7337 East Doubletree                                                          ING Investments, LLC(2) (October 2003 -
Ranch Rd.                                                                     Present). Formerly, Vice President and
Scottsdale, Arizona 85258                                                     Assistant Secretary, ING Investments, LLC(2)
Age:  41                                                                      (January 2001 - October 2003).
-------------------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV            Vice President and      January 2005 - Present    Vice President and Treasurer, ING Funds
7337 East Doubletree        Treasurer                                         Services, LLC(3) (October 2001 - Present) and
Ranch Rd.                                                                     ING Investments, LLC(2) (August 1997 - Present).
Scottsdale, Arizona 85258
Age:  38
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
  NAME, ADDRESS AND AGE     POSITION(S) HELD WITH      TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S) -
                                   COMPANY          LENGTH OF TIME SERVED(1)              DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON           Vice President          January 2005 - Present    Vice President, ING Funds Services, LLC(3)
7337 East Doubletree                                                          (September 2004 - Present).  Formerly,
Ranch Rd.                                                                     Assistant Vice President, ING Funds Services,
Scottsdale, Arizona 85258                                                     LLC(3) (October 2001 - September 2004); and
Age: 47                                                                       Manager of Fund Accounting and Fund Compliance,
                                                                              ING Investments, LLC(2) (September 1999 -
                                                                              October 2001).
-------------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER         Vice President          January 2005 - Present    Vice President and Chief Compliance Officer,
7337 East Doubletree                                                          ING Funds Distributor, LLC(4) (July 1995 -
Ranch Rd.                                                                     Present); and Vice President, ING Investments,
Scottsdale, Arizona 85258                                                     LLC(2) (February 2003 - Present).  Formerly,
Age:  52                                                                      Chief Compliance Officer, ING Investments,
                                                                              LLC(2) (October 2001 - October 2004).
-------------------------------------------------------------------------------------------------------------------------------
LAURIE M. TILLINGHAST       Vice President          May 2003 - Present        Vice President, ING Life Insurance and Annuity
151 Farmington Avenue                                                         Company, (December 2000 - Present); Formerly,
Hartford, Connecticut 06156                                                   Vice President, Aetna Retirement Services, Fund
Age: 53                                                                       Strategy and Management, (December 1995 -
                                                                              December 2000); and, Director and President,
                                                                              ING Partners, Inc. (November 1997 - May 2003).
-------------------------------------------------------------------------------------------------------------------------------
MARY A. GASTON              Vice President          March 2005 - Present      Vice President, ING Funds Services, LLC(3)
7337 East Doubletree                                                          (April 2005 - Present). Formerly, Assistant
Ranch Rd.                                                                     Vice President Financial Reporting, ING Funds
Scottsdale, Arizona 85258                                                     Services, LLC (3) (April 2004 - April 2005);
Age: 40                                                                       Manager, Financial Reporting, ING Funds
                                                                              Services, LLC (3) (August 2002 - April 2004);
                                                                              and Controller Z Seven Fund, Inc. and Ziskin
                                                                              Asset Management, Inc. (January 2000 - March
                                                                              2002).
-------------------------------------------------------------------------------------------------------------------------------
KIMBERLY K. PALMER          Vice President          March 2006 - Present      Vice President, ING Funds Services, LLC (3)
7337 East Doubletree                                                          (March 2006 - Present).  Formerly, Assistant
Ranch Rd.                                                                     Vice President, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                     (August 2004 - Present).  Formerly, Manager,
Age: 48                                                                       Registration Statements, ING Funds Services,
                                                                              LLC(3) (May 2003 - August 2004); Associate
                                                                              Partner, AMVESCAP PLC (October 2000 - May
                                                                              2003); and Director of Federal Filings and Blue
                                                                              Sky Filings, INVESCO Funds Group, Inc. (March
                                                                              1994 - May 2003).
-------------------------------------------------------------------------------------------------------------------------------
SUSAN P. KINENS             Assistant Vice          January 2005 - Present    Assistant Vice President, ING Funds Services,
7337 East Doubletree        President                                         LLC(3) (December 2002 - Present); and has held
Ranch Rd.                                                                     various other positions with ING Funds
Scottsdale, Arizona 85258                                                     Services, LLC(3) for more than the last five
Age: 28                                                                       years.
-------------------------------------------------------------------------------------------------------------------------------
HUEY P. FALGOUT, JR.        Secretary               August 2003 - Present     Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree                                                          Services  (September 2003 - Present).
Ranch Rd.                                                                     Formerly, Counsel, ING Americas, U.S. Legal
Scottsdale, Arizona 85258                                                     Services (November 2002 - September 2003); and
Age: 42                                                                       Associate General Counsel of AIG American
                                                                              General (January 1999 - November 2002).
-------------------------------------------------------------------------------------------------------------------------------
THERESA K. KELETY           Assistant Secretary     August 2003 - Present     Counsel, ING Americas, U.S. Legal Services
7337 East Doubletree                                                          (April 2003 - Present). Formerly, Senior
Ranch Rd.                                                                     Associate with Shearman & Sterling (February
Scottsdale, Arizona 85258                                                     2000 - April 2003).
Age: 43
-------------------------------------------------------------------------------------------------------------------------------
ROBIN R. NESBITT            Assistant Secretary     August 2004 - Present     Counsel, ING Americas, U.S. Legal Services
7337 East Doubletree                                                          (April 2006 - Present).  Formerly, Supervisor,
Ranch Rd.                                                                     Board Operations, ING Funds Services, LLC (3)
Scottsdale, Arizona 85258                                                     (August 2003 - Present). Formerly, Senior Legal
Age:  32                                                                      Analyst, ING Funds Services, LLC (3) (August
                                                                              2002 - August 2003); and Associate,
                                                                              PricewaterhouseCoopers (January 2001 - August
                                                                              2001).
-------------------------------------------------------------------------------------------------------------------------------


(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.


(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Portfolios' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.

FREQUENCY OF BOARD MEETINGS


The Board currently conducts regular meetings eight (8) times a year. The
Audit and Valuation, Proxy and Brokerage Committees also meet regularly four (4) times per year, the Investment Review Committee meets six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.


BOARD COMMITTEES


EXECUTIVE COMMITTEE. An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Directors and two (2) Directors who are "interested persons," as defined in the 1940 Act. The following Directors serve as members of the Executive Committee: Messrs. Turner, McInerney, Vincent and Patton. Mr. Patton serves as Chairperson of the Committee. The Executive Committee held three (3) meetings during the fiscal year ended December 31, 2005.

AUDIT COMMITTEE. The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five (5) Independent Directors: Ms. Pressler and Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee's financial expert under the Sarbanes-Oxley Act. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2005.

VALUATION, PROXY AND BROKERAGE COMMITTEE. The Board has a Valuation, Proxy and Brokerage Committee (formerly, the Valuation and Proxy Voting Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available, overseeing management's administration of proxy voting and overseeing the effectiveness of the Adviser's usage of the Company's brokerage and the Adviser's compliance with changing regulation regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of six (6) Independent Directors: Ms. Chadwick, Dr. Gitenstein and Messrs. May, Boyer, Patton, and Wedemeyer. Mr. May serves as Chairperson of the Committee. The Valuation, Proxy and Brokerage Committee held four (4) meetings during the fiscal year ended December 31, 2005.

NOMINATING AND GOVERNANCE COMMITTEE. The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.


The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of five (5) Independent
Directors: Messrs. May, Kenny, Patton and Vincent and Dr. Gitenstein. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee held six (6) meetings during the fiscal year ended December 31, 2005.

INVESTMENT REVIEW COMMITTEE. The Board has established an Investment Review Committee to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the domestic equity funds currently consists of five (5) Independent Directors and two (2) Directors who are "interested persons," as defined in the 1940 Act: Messrs. Kenny, Putnam, Earley, Turner, McInerney and Vincent. Mr. Vincent serves as Chairperson of the domestic equity funds Investment Review Committee. The Investment Review Committee for the domestic equity funds held six (6) meetings during the fiscal year ended December 31, 2005. The Investment Review Committee for the international, balanced and fixed income funds currently consists of six (6) Independent Directors and one (1) Director who is an "interested person" as defined in the 1940 Act: Ms. Pressler, Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Boyer serves as Chairperson of the international and fixed-income funds Investment Review Committee. The Investment Review Committee for the international, balanced and fixed income funds held six (6) meetings during the fiscal year ended December 31, 2005.

COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of five (5) Independent Directors: Messrs. Kenny, Putnam, Boyer, Earley and Patton. Mr. Kenny serves as Chairperson of the Compliance Committee. The Compliance Committee held seven (7) meetings during the fiscal year ended December 31, 2005.

CONTRACTS COMMITTEE. The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Portfolios. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of seven (7) Independent Directors: Msses. Chadwick and Pressler and Messrs. Boyer, Kenny, May, Patton, and Vincent. Mr. Vincent serves as Chairperson of the Contracts Committee. The Contracts Committee held six (6) meetings during the fiscal year ended December 31, 2005.


COMPENSATION OF DIRECTORS


Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each Independent Director is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer and a meeting fee component.

Each Portfolio pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Kenny and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $20,000, $10,000 and $10,000(1), respectively) (additionally, as Chairperson of the Investment Review and Contracts Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Company is based on each Portfolio's average net assets as a percentage of the average net assets of all the portfolios/funds managed by the investment adviser or its affiliates, Directed Services, Inc. and ING Investments, LLC, for which the Directors serve in common as Trustees/Directors.


The following table sets forth information provided by ILIAC, the Portfolios' adviser, regarding compensation of Directors by each Portfolio (except ING Baron Asset, ING Columbia Small Cap Value II, ING Lord Abbett U.S. Government Securities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING Pioneer High Yield, ING Templeton Foreign Equity and ING UBS U.S. Small Cap Growth Portfolios) and other portfolios managed by ILIAC and its affiliates for the fiscal year ended December 31, 2005. For ING Baron Asset, ING Columbia Small Cap Value II, ING Lord Abbett U.S. Government Securities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING Pioneer High Yield, ING Templeton Foreign Equity and ING UBS U.S. Small Cap Growth, the following table sets forth information provided by ILIAC regarding estimated future compensation of Directors by those Portfolios and other portfolios managed by ILIAC and its affiliates for the fiscal year ended December 31, 2006. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Portfolio or any other funds managed by ILIAC or its affiliates.

(1) The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

                               COMPENSATION TABLE

The following table describes the compensation received by the Directors for the calendar year ended December 31, 2005.


----------------------------------------------------------------------------------------------------------------------------------
                         AMERICAN
                          CENTURY                    AMERICAN
                           LARGE       AMERICAN      CENTURY                    BARON        COLUMBIA      DAVIS
   NAME OF PERSON,        COMPANY      CENTURY      SMALL-MID      BARON      SMALL CAP     SMALL CAP     VENTURE    FUNDAMENTAL
      POSITION             VALUE        SELECT      CAP VALUE     ASSET(5)      GROWTH     VALUE II(5)     VALUE      RESEARCH
----------------------------------------------------------------------------------------------------------------------------------
John V. Boyer              $185         $1,357         $270         $90          $598          $270        $156         $110
Director
----------------------------------------------------------------------------------------------------------------------------------
Patricia W.
Chadwick(1)                 N/A          N/A           N/A          N/A          N/A           $10          N/A          N/A
Director
----------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty (3)         N/A          N/A           N/A          N/A          N/A           N/A          N/A          N/A
Director
----------------------------------------------------------------------------------------------------------------------------------
Patrick W. Kenny(2)        $146         $1,056         $213         $60          $476          $213        $121          $86
Director
----------------------------------------------------------------------------------------------------------------------------------
Walter H. May              $178         $1,272         $255         $160         $580          $255        $146         $104
Director
----------------------------------------------------------------------------------------------------------------------------------
Thomas J.
McInerney(4)                N/A          N/A           N/A          N/A          N/A           N/A          N/A          N/A
Director
----------------------------------------------------------------------------------------------------------------------------------
Jock Patton                $312         $2,120         $428         $155        $1,030         $428        $248         $177
Director
----------------------------------------------------------------------------------------------------------------------------------
Sheryl K. Pressler(1)       N/A          N/A           N/A          N/A          N/A           $14          N/A          N/A
Director
----------------------------------------------------------------------------------------------------------------------------------
David W.C. Putnam          $120          $874          $172         $125         $380          $172        $101          $67
Director
----------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke (3)         N/A          N/A           N/A          N/A          N/A           N/A          N/A          N/A
Director
----------------------------------------------------------------------------------------------------------------------------------
John G. Turner(4)           N/A          N/A           N/A          N/A          N/A           N/A          N/A          N/A
Director
----------------------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer       $183         $1,296         $258         $135         $598          $258        $151         $107
Director
----------------------------------------------------------------------------------------------------------------------------------
Barbara Gitenstein         $158         $1,040         $205         $125         $523          $205        $126          $87
Director
----------------------------------------------------------------------------------------------------------------------------------
J. Michael Earley          $176         $1,064         $201         $90          $587          $200        $138          $92
Director
----------------------------------------------------------------------------------------------------------------------------------
Roger Vincent(2)           $212         $1,475         $291         $135         $692          $291        $174         $122
Director
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      GOLDMAN       GOLDMAN                                  LORD ABBETT
                      SACHS(R)     SACHS(R)                     JPMORGAN        U.S.                        NEUBERGER     NEUBERGER
 NAME OF PERSON,      CAPITAL     STRUCTURED      JPMORGAN       MID CAP     GOVERNMENT     MFS CAPITAL       BERMAN        BERMAN
     POSITION          GROWTH       EQUITY      INTERNATIONAL     VALUE     SECURITIES(5)  OPPORTUNITIES   PARTNERS(5)    REGENCY(5)
------------------------------------------------------------------------------------------------------------------------------------
John V. Boyer           $203         $244          $2,054        $1,084          $50            $687           $25           $20
Director
------------------------------------------------------------------------------------------------------------------------------------
Patricia W.
Chadwick(1)             N/A           N/A            N/A           N/A           N/A            N/A            N/A           N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
Paul S.
Doherty(3)              N/A           N/A            N/A           N/A           N/A            N/A            N/A           N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
Patrick W. Kenny(2)     $157         $190          $1,613         $855           $30            $536           $15           $15
Director
------------------------------------------------------------------------------------------------------------------------------------
Walter H. May           $190         $232          $1,958         $994          $195            $640           $100          $60
Director
------------------------------------------------------------------------------------------------------------------------------------
Thomas J.
McInerney(4)            N/A           N/A            N/A           N/A           N/A            N/A            N/A           N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
Jock Patton             $318         $403          $3,371        $1,520         $190           $1,046          $95           $60
Director
------------------------------------------------------------------------------------------------------------------------------------
Sheryl K. Pressler(1)   N/A           N/A            N/A           N/A           N/A            N/A            N/A           N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
David W.C. Putnam       $132         $157          $1,315         $687          $160            $441           $80           $50
Director
------------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke(3)      N/A           N/A            N/A           N/A           N/A            N/A            N/A           N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
John G. Turner(4)       N/A           N/A            N/A           N/A           N/A            N/A            N/A           N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
Richard A.
Wedemeyer               $195         $241          $2,010         $968          $165            $646           $85           $50
Director
------------------------------------------------------------------------------------------------------------------------------------
Barbara Gitenstein      $159         $210          $1,696         $618          $160            $495           $80           $50
Director
------------------------------------------------------------------------------------------------------------------------------------
J. Michael Earley       $168         $241          $1,834         $358          $160            $467           $80           $50
Director
------------------------------------------------------------------------------------------------------------------------------------
Roger Vincent(2)        $224         $281          $2,313        $1,026         $160            $724           $85           $50
Director
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       LEGG         LEGG        T. ROWE
                                                                                       MASON        MASON        PRICE      T. ROWE
                     OPCAP                   OPPENHEIMER    PIMCO       PIONEER      PARTNERS     PARTNERS    DIVERSIFIED    PRICE
 NAME OF PERSON,   BALANCED   OPPENHEIMER     STRATEGIC     TOTAL         HIGH      AGGRESSIVE    LARGE CAP     MID CAP      GROWTH
    POSITION         VALUE       GLOBAL         INCOME      RETURN      YIELD(5)      GROWTH       GROWTH        GROWTH      EQUITY
------------------------------------------------------------------------------------------------------------------------------------
John V. Boyer         $321       $4,785          $786        $713         $85         $2,039        $261         $2,779      $2,349
Director
------------------------------------------------------------------------------------------------------------------------------------
Patricia W.
Chadwick(1)           N/A         N/A            N/A          N/A         N/A           N/A          N/A          N/A         N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
Paul S.
Doherty(3)            N/A         N/A            N/A          N/A         N/A           N/A          N/A          N/A         N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
Patrick W.
Kenny(2)              $249       $3,744          $612        $562         $70         $1,589        $204         $2,175      $1,850
Director
------------------------------------------------------------------------------------------------------------------------------------
Walter H. May         $305       $5,115          $750        $676         $110        $1,951        $242         $2,649      $2,261
Director
------------------------------------------------------------------------------------------------------------------------------------
Thomas J.
McInerney(4)          N/A         N/A            N/A          N/A         N/A           N/A          N/A          N/A         N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
Jock Patton           $530       $8,158         $1,330      $1,145        $105        $3,438        $385         $4,608      $3,993
Director
------------------------------------------------------------------------------------------------------------------------------------
Sheryl K.
Pressler(1)           N/A         N/A            N/A          N/A         N/A           N/A          N/A          N/A         N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
David W.C.
Putnam                $208       $3,076          $507        $455         $90         $1,321        $167         $1,800      $1,504
Director
------------------------------------------------------------------------------------------------------------------------------------
Blaine E.
Rieke (3)             N/A         N/A            N/A          N/A         N/A           N/A          N/A          N/A         N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
John G.
Turner(4)             N/A         N/A            N/A          N/A         N/A           N/A          N/A          N/A         N/A
Director
------------------------------------------------------------------------------------------------------------------------------------
Richard A.
Wedemeyer             $317       $4,800          $787        $687         $90         $2,032        $241         $2,734      $2,343
Director
------------------------------------------------------------------------------------------------------------------------------------
Barbara Gitenstein    $279       $4,314          $710        $555         $90         $1,806        $174         $2,340      $2,062
Director
------------------------------------------------------------------------------------------------------------------------------------
J. Michael Earley     $326       $5,115          $851        $562         $70         $2,109        $146         $2,608      $2,374
Director
------------------------------------------------------------------------------------------------------------------------------------
Roger Vincent(2)      $372       $5,647          $930        $779         $95         $2,386        $265         $3,165      $2,729
Director
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     PENSION OR                          TOTAL
                                                                                     RETIREMENT                       COMPENSATION
                                                                                      BENEFITS       ESTIMATED      FROM REGISTRANT
                       TEMPLETON    UBS U.S.   UBS U.S.                VAN KAMPEN    ACCRUED AS        ANNUAL           AND FUND
   NAME OF PERSON,      FOREIGN    LARGE CAP  SMALL CAP   VAN KAMPEN   EQUITY AND   PART OF FUND   BENEFITS UPON    COMPLEX PAID TO
      POSITION         EQUITY(5)     EQUITY     GROWTH     COMSTOCK      INCOME       EXPENSES     RETIREMENT(6)    DIRECTORS(7)(8)
-----------------------------------------------------------------------------------------------------------------------------------
John V. Boyer             $260        $642       $270       $1,287       $2,164         N/A             N/A             $200,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
Patricia W.
Chadwick(1)                N/A         N/A        $10          N/A          N/A          N/A             N/A               N/A
Director
-----------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty(3)         N/A         N/A        N/A          N/A          N/A          N/A             N/A             $182,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
Patrick W. Kenny(2)       $210        $502       $213       $1,015       $1,672         N/A             N/A             $153,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
Walter H. May             $370        $612       $255       $1,245       $2,056         N/A             N/A             $187,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J.
McInerney(4)               N/A         N/A        N/A          N/A          N/A         N/A             N/A               N/A
Director
-----------------------------------------------------------------------------------------------------------------------------------
Jock Patton               $350       $1,067      $428       $2,223       $3,573         N/A             N/A             $299,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
Sheryl K. Pressler(1)     N/A         N/A        $14          N/A          N/A          N/A             N/A               N/A
Director
-----------------------------------------------------------------------------------------------------------------------------------
David W.C. Putnam         $300        $415       $172        $826        $1,371         N/A             N/A             $117,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke (3)       N/A         N/A        N/A          N/A          N/A          N/A             N/A             $182,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
John G. Turner(4)         N/A         N/A        N/A          N/A          N/A          N/A             N/A               N/A
Director
-----------------------------------------------------------------------------------------------------------------------------------
Richard A.
Wedemeyer                 $310        $633       $258       $1,294       $2,155         N/A             N/A             $198,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
Barbara Gitenstein        $295        $548       $205       $1,158       $1,950         N/A             N/A             $162,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
J. Michael Earley         $305        $619       $200       $1,352       $2,370         N/A             N/A             $176,000
Director
-----------------------------------------------------------------------------------------------------------------------------------
Roger Vincent(2)          $315        $736       $291       $1,514       $2,557         N/A             N/A             $221,000
Director
-----------------------------------------------------------------------------------------------------------------------------------

(1) Commenced service as a Director on January 18, 2006, therefore, did not receive any compensation for the fiscal year ended December 31, 2005

(2) During the fiscal year ended December 31, 2005, Patrick Kenny and Roger Vincent deferred $10,813 and $15,000 of their compensation, respectively from the Portfolio Complex.

(3)   Retired as a Director on December 31, 2004.

(4) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of ILIAC, the investment adviser and the Distributor, ING Financial Advisers, LLC. Officers and Directors who are interested persons do not receive any compensation from the Portfolios.

(5) As of December 31, 2005 the Portfolio had not commenced operations, therefore compensation is estimated for the year ended December 31, 2006.

(6) The Portfolios have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service. A Director may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made, the retirement benefit will be paid in one lump sum.

(7) Represents compensation from 172 funds (total in complex as of December 31, 2005).

(8) Director compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

OWNERSHIP OF PORTFOLIO SHARES


In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own beneficially, directly or indirectly, shares of one or more funds in the ING Family of Funds at all times ("Policy"). For purposes of the Policy, indirect beneficial ownership of Portfolio shares includes (a) ownership of Variable Contracts whose proceeds are invested in a Portfolio; and (b) shares associated with amounts deferred under the Portfolios' deferred compensation plan.

Under this policy, the initial value of investments in the ING Family of Funds that are directly or indirectly beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of the Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any fund investments will not cause a Director to have to make any additional investments under this Policy.

Set forth in the table below is information regarding each Director's ownership of equity securities of a Portfolio overseen by the Directors and the aggregate holdings of shares of equity securities of all Portfolios of the Company for the calendar year ended December 31, 2005.

--------------------------------------------------------------------------------------------------------------------
                                                                            AGGREGATE DOLLAR RANGE OF
                                      DOLLAR RANGE OF EQUITY                EQUITY SECURITIES IN ALL
          NAME OF DIRECTOR              SECURITIES IN EACH         REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                     PORTFOLIO OF THE COMPANY       DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
Independent Directors
--------------------------------------------------------------------------------------------------------------------
John V. Boyer                                    $0                                      $0
--------------------------------------------------------------------------------------------------------------------
Patricia W. Chadwick(1)                          $0                                      $0
--------------------------------------------------------------------------------------------------------------------
J. Michael Earley                                $0                              $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein                            $0                              $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------
Patrick W. Kenny                                 $0                                      $0
--------------------------------------------------------------------------------------------------------------------
Walter H. May                                    $0                                Over $100,000
--------------------------------------------------------------------------------------------------------------------
Jock Patton                                      $0                                Over $100,000
--------------------------------------------------------------------------------------------------------------------
Sheryl K. Pressler(1)                            $0                                      $0
--------------------------------------------------------------------------------------------------------------------
David W. C. Putnam                               $0                                Over $100,000
--------------------------------------------------------------------------------------------------------------------
Roger B. Vincent                                 $0                                Over $100,000
--------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                             $0                              $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------
Directors who are "Interested
Persons"
--------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney                              $0                                Over $100,000
--------------------------------------------------------------------------------------------------------------------
John G. Turner                                   $0                                Over $100,000
--------------------------------------------------------------------------------------------------------------------

(1)   Commenced services as a Director on January 18, 2006.


INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Company's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2005.

----------------------------------------------------------------------------------------------------------------------
                              NAME OF OWNERS
                                    AND
      NAME OF DIRECTOR         RELATIONSHIP                                              VALUE OF      PERCENTAGE OF
                                TO DIRECTOR        COMPANY         TITLE OF CLASS       SECURITIES         CLASS
----------------------------------------------------------------------------------------------------------------------
JOHN V. BOYER                       N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
PATRICIA W. CHADWICK (1)            N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                   N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN               N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
PATRICK W. KENNY                    N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                       N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
JOCK PATTON                         N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
SHERYL K. PRESSLER (1)              N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
DAVID W. C. PUTNAM                  N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                    N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER                N/A              N/A                N/A                 $0              N/A
----------------------------------------------------------------------------------------------------------------------

(1)   Commenced services as a Director on January 18, 2006.


                                 CODE OF ETHICS

The Board of the Portfolios, ILIAC (as Adviser) and the Distributor (as principal underwriter) have adopted a Code of Ethics or written supervisory procedures in accordance with Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The Codes allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             PROXY VOTING PROCEDURES


The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The Company's proxy voting procedures delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, which require the Adviser to vote proxies in accordance with the Company's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee (formerly, the Valuation and Proxy Voting Committee) to oversee the implementation of the Company's proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of the Adviser, is attached hereto as Appendix B. Information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available no later than August 31st, of each year through the ING Funds' website at http://www.ingfunds.com or by accessing the SEC's EDGAR database at http://www.sec.gov.

               DISCLOSURE OF THE PORTFOLIOS' PORTFOLIO SECURITIES

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios' annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.


In addition, each Portfolio posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and makes it available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., a Portfolio will post the quarter-ending June 30 holdings on August 1).


Each Portfolio also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month. Investors (both individual and institutional), financial intermediaries that distribute the Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual reports, or view on ING's website, the Portfolios' portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, a Portfolio may provide its portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, a Portfolio's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Portfolio's disclosure of its portfolio holdings may include disclosure:

      o To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;
      o To financial printers for the purpose of preparing Portfolio regulatory filings;
      o     For the purpose of due diligence regarding a merger or acquisition;
      o To a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;
      o To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Portfolio than is posted on the Portfolios' website;
      o To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;
      o To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Portfolio; or
      o To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.


The Company's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Portfolios' portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-adviser, principal underwriter or any affiliated person of a Portfolio, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolios' administrator to implement the Company's Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the investment adviser, sub-adviser, principal underwriter and their affiliates. The Company's Board has authorized the senior officers of the Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolios' administrator reports quarterly to the Company's Board regarding the implementation of the Policies.


The Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' portfolio holdings:

---------------------------------------------------------------------------------------------------------------------
Party                                   PURPOSE                     FREQUENCY            TIME LAG BETWEEN DATE OF
                                                                                           INFORMATION AND DATE
                                                                                           INFORMATION RELEASED
---------------------------------------------------------------------------------------------------------------------
Institutional Shareholder    Proxy Voting & Class Action            Daily                     None
Services, Inc.               Services
---------------------------------------------------------------------------------------------------------------------
Charles River Development    Compliance                             Daily                     None
---------------------------------------------------------------------------------------------------------------------


All of the arrangements in the table above are subject to the Policies adopted by the Company's Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Company's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Portfolios will be disclosed to the Company's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolios, the investment adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


Shares of the Portfolios maybe offered to by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates and to other investment companies. ING Life Insurance and Annuity Company, Reliastar Life Insurance and Annuity Company, Reliastar Life Insurance and Annuity Company of New York, ING USA Annuity and Life Insurance Company, ING Lifestyle Growth Portfolio and ING Partners, Inc. Seed Shares, may be deemed a control person of the Company in that certain of their separate accounts hold more than 25% of the shares of each Portfolio of the Fund. Similarly, ING National Trust may be deemed a control person in that it holds more than 25% of the shares of certain Portfolios of the Fund as custodian for certain qualified retirement plans.

As of April 5, 2006, the following owned of record or, to the knowledge of the Company, beneficially owned more than 5% or more of the outstanding shares of:

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                                             OWNER NAME AND ADDRESS
CLASS OF
SHARES
-----------------------------------------------------------------------------------------------------------------------------
                SECURITY LIFE    RELIASTAR        ING       RELIASTAR        ING        ING LIFE      ING USA        ING
                 INSURANCE OF   LIFE INS CO.   PARTNERS,       LIFE     INVESTMENTS,    INSURANCE     ANNUITY      NATIONAL
                    DENVER         OF NEW      INC. SEED    INSURANCE   LLC, 7337 E.    & ANNUITY     AND LIFE      TRUST,
                 RTE 5106 PO      YORK 151     SHARES 151    COMPANY,    DOUBLETREE      COMPANY     INSURANCE       151
                    BOX 20       FARMINGTON    FARMINGTON      151        RANCH RD.        151        COMPANY     FARMINGTON
                 MINNEAPOLIS      AVENUE,       AVENUE,     FARMINGTON   SCOTTSDALE,   FARMINGTON       1475        AVENUE
                  MN 55440-      HARTFORD,     HARTFORD,     AVENUE,      AZ 85381       AVENUE,      DUNWOODY      TN41,
                     0020         CT 06156      CT 06156    HARTFORD,                   HARTFORD,     DR WEST     HARTFORD,
                                                             CT 06156                   CT 06156     CHESTER PA    CT 06156
                                                                                                     19380-1478
-----------------------------------------------------------------------------------------------------------------------------
ING AMERICAN
CENTURY LARGE
COMPANY VALUE
     Initial                                                    6%                         83%
     Service                         8%                        70%                         18%
     Adviser                                                                               48%                       52%
-----------------------------------------------------------------------------------------------------------------------------
ING AMERICAN
CENTURY SELECT
     Initial                                                    7%                         92%
     Service                                                   77%                         5%                        13%
     Adviser                         9%                        65%                         20%                        6%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
PORTFOLIO
CLASS OF
SHARES
-----------------------------------------------------------------------
                      ING          ING          ING           ING
                   LIFESTYLE    LIFESTYLE    LIFESTYLE     LIFESTYLE
                  AGGRESSIVE     GROWTH       MODERATE     MODERATE
                    GROWTH      PORTFOLIO      GROWTH      PORTFOLIO
                   PORTFOLIO    7337 EAST    PORTFOLIO     7337 EAST
                   7337 EAST   DOUBLETREE    7337 EAST    DOUBLETREE
                  DOUBLETREE    RANCH RD.    DOUBLETREE    RANCH RD.
                   RANCH RD.   SCOTTSDALE,   RANCH RD.    SCOTTSDALE,
                  SCOTTSDALE,   AZ 85258    SCOTTSDALE,    AZ 85258
                   AZ 85258                   AZ 85258
-----------------------------------------------------------------------
ING AMERICAN
CENTURY LARGE
COMPANY VALUE
     Initial
     Service
     Adviser
-----------------------------------------------------------------------
ING AMERICAN
CENTURY SELECT
     Initial
     Service
     Adviser
-----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                                             OWNER NAME AND ADDRESS
CLASS OF
SHARES
-----------------------------------------------------------------------------------------------------------------------------
                SECURITY LIFE    RELIASTAR        ING       RELIASTAR        ING        ING LIFE      ING USA        ING
                 INSURANCE OF   LIFE INS CO.   PARTNERS,       LIFE     INVESTMENTS,    INSURANCE     ANNUITY      NATIONAL
                    DENVER         OF NEW      INC. SEED    INSURANCE   LLC, 7337 E.    & ANNUITY     AND LIFE      TRUST,
                 RTE 5106 PO      YORK 151     SHARES 151    COMPANY,    DOUBLETREE      COMPANY     INSURANCE       151
                    BOX 20       FARMINGTON    FARMINGTON      151        RANCH RD.        151        COMPANY     FARMINGTON
                 MINNEAPOLIS      AVENUE,       AVENUE,     FARMINGTON   SCOTTSDALE,   FARMINGTON       1475        AVENUE
                  MN 55440-      HARTFORD,     HARTFORD,     AVENUE,      AZ 85381       AVENUE,      DUNWOODY      TN41,
                     0020         CT 06156      CT 06156    HARTFORD,                   HARTFORD,     DR WEST     HARTFORD,
                                                             CT 06156                   CT 06156     CHESTER PA    CT 06156
                                                                                                     19380-1478
-----------------------------------------------------------------------------------------------------------------------------
ING AMERICAN
CENTURY
SMALL-MID CAP
VALUE
     Initial                         6%                                                    89%
     Service                                                                               85%                        8%
     Adviser                                                                               40%                       60%
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
PORTFOLIO
CLASS OF
SHARES
---------------------------------------------------------------------
                    ING          ING          ING           ING
                 LIFESTYLE    LIFESTYLE    LIFESTYLE     LIFESTYLE
                AGGRESSIVE     GROWTH       MODERATE     MODERATE
                  GROWTH      PORTFOLIO      GROWTH      PORTFOLIO
                 PORTFOLIO    7337 EAST    PORTFOLIO     7337 EAST
                 7337 EAST   DOUBLETREE    7337 EAST    DOUBLETREE
                DOUBLETREE    RANCH RD.    DOUBLETREE    RANCH RD.
                 RANCH RD.   SCOTTSDALE,   RANCH RD.    SCOTTSDALE,
                SCOTTSDALE,   AZ 85258    SCOTTSDALE,    AZ 85258
                 AZ 85258                   AZ 85258
---------------------------------------------------------------------
ING AMERICAN
CENTURY
SMALL-MID CAP
VALUE
     Initial
     Service
     Adviser
---------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                                             OWNER NAME AND ADDRESS
CLASS OF
SHARES
-----------------------------------------------------------------------------------------------------------------------------
                SECURITY LIFE    RELIASTAR        ING       RELIASTAR        ING        ING LIFE      ING USA        ING
                 INSURANCE OF   LIFE INS CO.   PARTNERS,       LIFE     INVESTMENTS,    INSURANCE     ANNUITY      NATIONAL
                    DENVER         OF NEW      INC. SEED    INSURANCE   LLC, 7337 E.    & ANNUITY     AND LIFE      TRUST,
                 RTE 5106 PO      YORK 151     SHARES 151    COMPANY,    DOUBLETREE      COMPANY     INSURANCE       151
                    BOX 20       FARMINGTON    FARMINGTON      151        RANCH RD.        151        COMPANY     FARMINGTON
                 MINNEAPOLIS      AVENUE,       AVENUE,     FARMINGTON   SCOTTSDALE,   FARMINGTON       1475        AVENUE
                  MN 55440-      HARTFORD,     HARTFORD,     AVENUE,      AZ 85381       AVENUE,      DUNWOODY      TN41,
                     0020         CT 06156      CT 06156    HARTFORD,                   HARTFORD,     DR WEST     HARTFORD,
                                                             CT 06156                   CT 06156     CHESTER PA    CT 06156
                                                                                                     19380-1478
-----------------------------------------------------------------------------------------------------------------------------
ING BARON ASSET
     Initial                                                   100%
     Service                                                   100%
     Adviser                                                   100%
-----------------------------------------------------------------------------------------------------------------------------
ING BARON
SMALL CAP
GROWTH
     Initial          6%                                        5%                         83%
     Service                                                   15%                                      41%
     Adviser                                                                               28%                       72%
-----------------------------------------------------------------------------------------------------------------------------
ING COLUMBIA
SMALL CAP
VALUE II
     Initial
     Service
     Adviser
-----------------------------------------------------------------------------------------------------------------------------
ING DAVIS
VENTURE VALUE
     Initial                                                    8%                         91%
     Service                                       6%          35%                         18%          37%
     Adviser                                                                               13%                       87%
-----------------------------------------------------------------------------------------------------------------------------
ING
FUNDAMENTAL
RESEARCH
     Initial                                                   63%                         36%
     Service                                       8%          85%
     Adviser                                                                               55%          45%
-----------------------------------------------------------------------------------------------------------------------------
ING GOLDMAN
SACHS(R) CAPITAL
GROWTH
     Initial                                                                              100%
     Service                         9%                        82%                         9%
     Adviser                                                                                                     96%
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
PORTFOLIO
CLASS OF
SHARES
---------------------------------------------------------------------
                    ING          ING          ING           ING
                 LIFESTYLE    LIFESTYLE    LIFESTYLE     LIFESTYLE
                AGGRESSIVE     GROWTH       MODERATE     MODERATE
                  GROWTH      PORTFOLIO      GROWTH      PORTFOLIO
                 PORTFOLIO    7337 EAST    PORTFOLIO     7337 EAST
                 7337 EAST   DOUBLETREE    7337 EAST    DOUBLETREE
                DOUBLETREE    RANCH RD.    DOUBLETREE    RANCH RD.
                 RANCH RD.   SCOTTSDALE,   RANCH RD.    SCOTTSDALE,
                SCOTTSDALE,   AZ 85258    SCOTTSDALE,    AZ 85258
                 AZ 85258                   AZ 85258
---------------------------------------------------------------------
ING BARON ASSET
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING BARON
SMALL CAP
GROWTH
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING COLUMBIA
SMALL CAP
VALUE II
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING DAVIS
VENTURE VALUE
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING
FUNDAMENTAL
RESEARCH
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING GOLDMAN
SACHS(R) CAPITAL
GROWTH
     Initial
     Service
     Adviser
---------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                                             OWNER NAME AND ADDRESS
CLASS OF
SHARES
-----------------------------------------------------------------------------------------------------------------------------
                SECURITY LIFE    RELIASTAR        ING       RELIASTAR        ING        ING LIFE      ING USA        ING
                 INSURANCE OF   LIFE INS CO.   PARTNERS,       LIFE     INVESTMENTS,    INSURANCE     ANNUITY      NATIONAL
                    DENVER         OF NEW      INC. SEED    INSURANCE   LLC, 7337 E.    & ANNUITY     AND LIFE      TRUST,
                 RTE 5106 PO      YORK 151     SHARES 151    COMPANY,    DOUBLETREE      COMPANY     INSURANCE       151
                    BOX 20       FARMINGTON    FARMINGTON      151        RANCH RD.        151        COMPANY     FARMINGTON
                 MINNEAPOLIS      AVENUE,       AVENUE,     FARMINGTON   SCOTTSDALE,   FARMINGTON       1475        AVENUE
                  MN 55440-      HARTFORD,     HARTFORD,     AVENUE,      AZ 85381       AVENUE,      DUNWOODY      TN41,
                     0020         CT 06156      CT 06156    HARTFORD,                   HARTFORD,     DR WEST     HARTFORD,
                                                             CT 06156                   CT 06156     CHESTER PA    CT 06156
                                                                                                     19380-1478
-----------------------------------------------------------------------------------------------------------------------------
ING GOLDMAN
SACHS(R)
STRUCTURED
EQUITY
     Initial                                      100%
     Service
     Adviser                        36%                        64%                         31%                       69%
-----------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN
INTERNATIONAL
     Initial                                                                               96%
     Service                                                                                            20%
     Adviser                                                                               49%                       51%
-----------------------------------------------------------------------------------------------------------------------------
ING JPMORGAN
MID CAP VALUE
     Initial         13%                                       15%                         72%
     Service                        23%                                                    41%          30%
     Adviser                                                                               41%                       60%
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
PORTFOLIO
CLASS OF
SHARES
----------------------------------------------------------------------
                     ING          ING          ING           ING
                  LIFESTYLE    LIFESTYLE    LIFESTYLE     LIFESTYLE
                 AGGRESSIVE     GROWTH       MODERATE     MODERATE
                   GROWTH      PORTFOLIO      GROWTH      PORTFOLIO
                  PORTFOLIO    7337 EAST    PORTFOLIO     7337 EAST
                  7337 EAST   DOUBLETREE    7337 EAST    DOUBLETREE
                 DOUBLETREE    RANCH RD.    DOUBLETREE    RANCH RD.
                  RANCH RD.   SCOTTSDALE,   RANCH RD.    SCOTTSDALE,
                 SCOTTSDALE,   AZ 85258    SCOTTSDALE,    AZ 85258
                  AZ 85258                   AZ 85258
----------------------------------------------------------------------
ING GOLDMAN
SACHS(R)
STRUCTURED
EQUITY
     Initial
     Service
     Adviser
----------------------------------------------------------------------
ING JPMORGAN
INTERNATIONAL
     Initial
     Service         20%          30%          23%           7%
     Adviser
----------------------------------------------------------------------
ING JPMORGAN
MID CAP VALUE
     Initial
     Service
     Adviser
----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                                             OWNER NAME AND ADDRESS
CLASS OF
SHARES
------------------------------------------------------------------------------------------------------------------------------
                SECURITY LIFE    RELIASTAR        ING       RELIASTAR        ING        ING LIFE      ING USA        ING
                 INSURANCE OF   LIFE INS CO.   PARTNERS,       LIFE     INVESTMENTS,    INSURANCE     ANNUITY      NATIONAL
                    DENVER         OF NEW      INC. SEED    INSURANCE   LLC, 7337 E.    & ANNUITY     AND LIFE      TRUST,
                 RTE 5106 PO      YORK 151     SHARES 151    COMPANY,    DOUBLETREE      COMPANY     INSURANCE       151
                    BOX 20       FARMINGTON    FARMINGTON      151        RANCH RD.        151        COMPANY     FARMINGTON
                 MINNEAPOLIS      AVENUE,       AVENUE,     FARMINGTON   SCOTTSDALE,   FARMINGTON       1475        AVENUE
                  MN 55440-      HARTFORD,     HARTFORD,     AVENUE,      AZ 85381       AVENUE,      DUNWOODY      TN41,
                     0020         CT 06156      CT 06156    HARTFORD,                   HARTFORD,     DR WEST     HARTFORD,
                                                             CT 06156                   CT 06156     CHESTER PA    CT 06156
                                                                                                     19380-1478
------------------------------------------------------------------------------------------------------------------------------
ING LORD
ABBETT U.S.
GOVERNMENT
SECURITIES
     Initial                                                                              100%
     Service                        17%                        83%
     Adviser                                                                100%
------------------------------------------------------------------------------------------------------------------------------
ING MFS
CAPITAL OPP.
     Initial                                                                               97%
     Service                                                                                            100%
     Adviser                                                                               37%                       63%
------------------------------------------------------------------------------------------------------------------------------
ING NEUBERGER
BERMAN PARTNERS
     Initial                                                   98%
     Service
     Adviser                                                                100%
------------------------------------------------------------------------------------------------------------------------------
ING NEUBERGER
BERMAN REGENCY
     Initial                                                                              100%
     Service
     Adviser                                                                100%
------------------------------------------------------------------------------------------------------------------------------
ING OPCAP
BALANCED VALUE
     Initial                                                                               99%
     Service                        20%                        53%                         26%
     Adviser                                                                               12%                       88%
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
PORTFOLIO
CLASS OF
SHARES
---------------------------------------------------------------------
                    ING          ING          ING           ING
                 LIFESTYLE    LIFESTYLE    LIFESTYLE     LIFESTYLE
                AGGRESSIVE     GROWTH       MODERATE     MODERATE
                  GROWTH      PORTFOLIO      GROWTH      PORTFOLIO
                 PORTFOLIO    7337 EAST    PORTFOLIO     7337 EAST
                 7337 EAST   DOUBLETREE    7337 EAST    DOUBLETREE
                DOUBLETREE    RANCH RD.    DOUBLETREE    RANCH RD.
                 RANCH RD.   SCOTTSDALE,   RANCH RD.    SCOTTSDALE,
                SCOTTSDALE,   AZ 85258    SCOTTSDALE,    AZ 85258
                 AZ 85258                   AZ 85258
---------------------------------------------------------------------
ING LORD
ABBETT U.S.
GOVERNMENT
SECURITIES
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING MFS
CAPITAL OPP.
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING NEUBERGER
BERMAN PARTNERS
     Initial
     Service        18%          38%          33%           7%
     Adviser
---------------------------------------------------------------------
ING NEUBERGER
BERMAN REGENCY
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING OPCAP
BALANCED VALUE
     Initial
     Service
     Adviser
---------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                                             OWNER NAME AND ADDRESS
CLASS OF
SHARES
-----------------------------------------------------------------------------------------------------------------------------
                SECURITY LIFE    RELIASTAR        ING       RELIASTAR        ING        ING LIFE      ING USA        ING
                 INSURANCE OF   LIFE INS CO.   PARTNERS,       LIFE     INVESTMENTS,    INSURANCE     ANNUITY      NATIONAL
                    DENVER         OF NEW      INC. SEED    INSURANCE   LLC, 7337 E.    & ANNUITY     AND LIFE      TRUST,
                 RTE 5106 PO      YORK 151     SHARES 151    COMPANY,    DOUBLETREE      COMPANY     INSURANCE       151
                    BOX 20       FARMINGTON    FARMINGTON      151        RANCH RD.        151        COMPANY     FARMINGTON
                 MINNEAPOLIS      AVENUE,       AVENUE,     FARMINGTON   SCOTTSDALE,   FARMINGTON       1475        AVENUE
                  MN 55440-      HARTFORD,     HARTFORD,     AVENUE,      AZ 85381       AVENUE,      DUNWOODY      TN41,
                     0020         CT 06156      CT 06156    HARTFORD,                   HARTFORD,     DR WEST     HARTFORD,
                                                             CT 06156                   CT 06156     CHESTER PA    CT 06156
                                                                                                     19380-1478
-----------------------------------------------------------------------------------------------------------------------------
ING
OPPENHEIMER
GLOBAL
     Initial                                                    5%                         93%
     Service                         7%                                                                 83%           5%
     Adviser                                                   10%                         87%
-----------------------------------------------------------------------------------------------------------------------------
ING
OPPENHEIMER
STRATEGIC
INCOME
     Initial                                                                               99%
     Service         11%            13%                        26%                         43%           6%
     Adviser                                                                               55%                       45%
-----------------------------------------------------------------------------------------------------------------------------
ING PIMCO
TOTAL RETURN
     Initial          6%                                                                   72%                       17%
     Service                                                                               84%                        8%
     Adviser                                                                               46%                       54%
-----------------------------------------------------------------------------------------------------------------------------
ING PIONEER
HIGH YIELD
     Initial                                                                              100%
     Service                                                   99%
     Adviser                                                   96%
-----------------------------------------------------------------------------------------------------------------------------
ING LEGG MASON
PARTNERS
AGGRESSIVE
GROWTH
     Initial                                                                               97%
     Service                                                                                            29%
     Adviser                                                                               41%                       59%
-----------------------------------------------------------------------------------------------------------------------------
ING LEGG MASON
PARTNERS LARGE
CAP GROWTH
     Initial                                                                              100%
     Service                                                                              100%
     Adviser                         6%                    91%
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
PORTFOLIO
CLASS OF
SHARES
----------------------------------------------------------------------
                     ING          ING          ING           ING
                  LIFESTYLE    LIFESTYLE    LIFESTYLE     LIFESTYLE
                 AGGRESSIVE     GROWTH       MODERATE     MODERATE
                   GROWTH      PORTFOLIO      GROWTH      PORTFOLIO
                  PORTFOLIO    7337 EAST    PORTFOLIO     7337 EAST
                  7337 EAST   DOUBLETREE    7337 EAST    DOUBLETREE
                 DOUBLETREE    RANCH RD.    DOUBLETREE    RANCH RD.
                  RANCH RD.   SCOTTSDALE,   RANCH RD.    SCOTTSDALE,
                 SCOTTSDALE,   AZ 85258    SCOTTSDALE,    AZ 85258
                  AZ 85258                   AZ 85258
----------------------------------------------------------------------
ING
OPPENHEIMER
GLOBAL
     Initial
     Service
     Adviser
----------------------------------------------------------------------
ING
OPPENHEIMER
STRATEGIC
INCOME
     Initial
     Service
     Adviser
----------------------------------------------------------------------
ING PIMCO
TOTAL RETURN
     Initial
     Service
     Adviser
----------------------------------------------------------------------
ING PIONEER
HIGH YIELD
     Initial
     Service
     Adviser
----------------------------------------------------------------------
ING LEGG MASON
PARTNERS
AGGRESSIVE
GROWTH
     Initial
     Service         19%          26%          18%
     Adviser
----------------------------------------------------------------------
ING LEGG MASON
PARTNERS LARGE
CAP GROWTH
     Initial
     Service
     Adviser
----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                                             OWNER NAME AND ADDRESS
CLASS OF
SHARES
-----------------------------------------------------------------------------------------------------------------------------
                SECURITY LIFE    RELIASTAR        ING       RELIASTAR        ING        ING LIFE      ING USA        ING
                 INSURANCE OF   LIFE INS CO.   PARTNERS,       LIFE     INVESTMENTS,    INSURANCE     ANNUITY      NATIONAL
                    DENVER         OF NEW      INC. SEED    INSURANCE   LLC, 7337 E.    & ANNUITY     AND LIFE      TRUST,
                 RTE 5106 PO      YORK 151     SHARES 151    COMPANY,    DOUBLETREE      COMPANY     INSURANCE       151
                    BOX 20       FARMINGTON    FARMINGTON      151        RANCH RD.        151        COMPANY     FARMINGTON
                 MINNEAPOLIS      AVENUE,       AVENUE,     FARMINGTON   SCOTTSDALE,   FARMINGTON       1475        AVENUE
                  MN 55440-      HARTFORD,     HARTFORD,     AVENUE,      AZ 85381       AVENUE,      DUNWOODY      TN41,
                     0020         CT 06156      CT 06156    HARTFORD,                   HARTFORD,     DR WEST     HARTFORD,
                                                             CT 06156                   CT 06156     CHESTER PA    CT 06156
                                                                                                     19380-1478
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
ING T. ROWE
PRICE
DIVERSIFIED
MID CAP GROWTH
     Initial          5%                                       11%                         83%
     Service                                                                               69%                       26%
     Adviser                         6%                        82%                                                    8%
-----------------------------------------------------------------------------------------------------------------------------
ING T. ROWE
PRICE GROWTH
EQUITY
     Initial                                                                               98%
     Service                                                                                                         17%
     Adviser                                                   16%                         31%                       52%
-----------------------------------------------------------------------------------------------------------------------------
ING TEMPLETON
FOREIGN EQUITY
     Initial                                                                              100%
     Service
     Adviser                                                                100%
-----------------------------------------------------------------------------------------------------------------------------
ING UBS LARGE
CAP EQUITY
     Initial                                                                               90%
     Service                         6%                        34%                                      52%           8%
     Adviser                                                                               29%                       71%
-----------------------------------------------------------------------------------------------------------------------------
ING UBS U.S.
SMALL CAP
GROWTH
     Initial
     Service
     Adviser
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
PORTFOLIO
CLASS OF
SHARES
---------------------------------------------------------------------
                    ING          ING          ING           ING
                 LIFESTYLE    LIFESTYLE    LIFESTYLE     LIFESTYLE
                AGGRESSIVE     GROWTH       MODERATE     MODERATE
                  GROWTH      PORTFOLIO      GROWTH      PORTFOLIO
                 PORTFOLIO    7337 EAST    PORTFOLIO     7337 EAST
                 7337 EAST   DOUBLETREE    7337 EAST    DOUBLETREE
                DOUBLETREE    RANCH RD.    DOUBLETREE    RANCH RD.
                 RANCH RD.   SCOTTSDALE,   RANCH RD.    SCOTTSDALE,
                SCOTTSDALE,   AZ 85258    SCOTTSDALE,    AZ 85258
                 AZ 85258                   AZ 85258
---------------------------------------------------------------------
---------------------------------------------------------------------
ING T. ROWE
PRICE
DIVERSIFIED
MID CAP GROWTH
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING T. ROWE
PRICE GROWTH
EQUITY
     Initial
     Service        21%          27%          23%           6%
     Adviser
---------------------------------------------------------------------
ING TEMPLETON
FOREIGN EQUITY
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING UBS LARGE
CAP EQUITY
     Initial
     Service
     Adviser
---------------------------------------------------------------------
ING UBS U.S.
SMALL CAP
GROWTH
     Initial
     Service
     Adviser
---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                                             OWNER NAME AND ADDRESS
CLASS OF
SHARES
------------------------------------------------------------------------------------------------------------------------------
                SECURITY LIFE    RELIASTAR        ING       RELIASTAR        ING        ING LIFE      ING USA        ING
                 INSURANCE OF   LIFE INS CO.   PARTNERS,       LIFE     INVESTMENTS,    INSURANCE     ANNUITY      NATIONAL
                    DENVER         OF NEW      INC. SEED    INSURANCE   LLC, 7337 E.    & ANNUITY     AND LIFE      TRUST,
                 RTE 5106 PO      YORK 151     SHARES 151    COMPANY,    DOUBLETREE      COMPANY     INSURANCE       151
                    BOX 20       FARMINGTON    FARMINGTON      151        RANCH RD.        151        COMPANY     FARMINGTON
                 MINNEAPOLIS      AVENUE,       AVENUE,     FARMINGTON   SCOTTSDALE,   FARMINGTON       1475        AVENUE
                  MN 55440-      HARTFORD,     HARTFORD,     AVENUE,      AZ 85381       AVENUE,      DUNWOODY      TN41,
                     0020         CT 06156      CT 06156    HARTFORD,                   HARTFORD,     DR WEST     HARTFORD,
                                                             CT 06156                   CT 06156     CHESTER PA    CT 06156
                                                                                                     19380-1478
------------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN
COMSTOCK
     Initial          7%                                        8%                                      82%
     Service                                                                               31%          30%
     Adviser                                                                               35%                       65%
------------------------------------------------------------------------------------------------------------------------------
ING VAN KAMPEN
EQUITY AND
INCOME
     Initial                                                                               98%
     Service                                                   21%                         7%           67%
     Adviser                                                                               63%                       37%
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
PORTFOLIO
CLASS OF
SHARES
---------------------------------------------------------------------
                    ING          ING          ING           ING
                 LIFESTYLE    LIFESTYLE    LIFESTYLE     LIFESTYLE
                AGGRESSIVE     GROWTH       MODERATE     MODERATE
                  GROWTH      PORTFOLIO      GROWTH      PORTFOLIO
                 PORTFOLIO    7337 EAST    PORTFOLIO     7337 EAST
                 7337 EAST   DOUBLETREE    7337 EAST    DOUBLETREE
                DOUBLETREE    RANCH RD.    DOUBLETREE    RANCH RD.
                 RANCH RD.   SCOTTSDALE,   RANCH RD.    SCOTTSDALE,
                SCOTTSDALE,   AZ 85258    SCOTTSDALE,    AZ 85258
                 AZ 85258                   AZ 85258
---------------------------------------------------------------------
ING VAN KAMPEN
COMSTOCK
     Initial
     Service        8%           15%          10%
     Adviser
---------------------------------------------------------------------
ING VAN KAMPEN
EQUITY AND
INCOME
     Initial
     Service
     Adviser
---------------------------------------------------------------------

The Company has no knowledge of any other owners of record of 5% or more than the outstanding shares of a Portfolio. Shareholders owning more than 25% or more of the outstanding shares of a Portfolio may take actions without the approval of other investors in the Company. See "Voting Rights" below.


The Adviser is an indirect wholly-owned subsidiary of ING Groep N.V.
The Adviser's principal office and offices of its affiliated companies referred to herein are located at 151 Farmington Avenue, Hartford, Connecticut 06156.


The Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any Portfolio of the Company as of April 5, 2006.

                                     ADVISER


ILIAC serves as the adviser to the Portfolios pursuant to an investment advisory agreement ("Investment Advisory Agreement") between ILIAC and the Company. ILIAC's principal address is 151 Farmington Avenue, Hartford, CT 06156. ILIAC is a Connecticut Corporation that is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ILIAC is registered with the SEC as an investment adviser.

Under the Investment Advisory Agreement and subject to the authority of the Board, ILIAC has the overall responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Portfolio, and place trades on behalf of each Portfolio, or delegate such responsibility to one or more Sub-Advisers; (ii) supervise all aspects of the operations of the Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each Sub-Adviser for the Portfolios and the Sub-Advisers' compliance programs to ensure that the Portfolio's assets are invested in compliance with the Sub-advisory Agreement and the Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Portfolio assets among the Sub-Advisers; (vi) review all data and financial reports prepared by each Sub-Adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each Sub-Adviser to share information it obtains with each Sub-Adviser concerning the effect of developments and data on the investment program maintained by the Sub-Adviser; (viii) oversee all matters relating to the offer and sale of the Portfolios' shares, the Company's corporate governance, reports to the Board, contracts with all third parties on behalf of the Portfolios for services to the Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Portfolios' operations; and (ix) take other actions that appear to ILIAC and the Board to be necessary.

The Investment Advisory Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.

The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Company or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Portfolio, or (iii) ILIAC. The Investment Advisory Agreement terminates automatically in the event of assignment.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS


In considering the Investment Advisory Agreement and each Sub-Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant. For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory contracts for each Portfolio except ING Columbia Small Cap Value II and ING UBS U.S. Small Cap Growth, please refer to the annual shareholder report dated December 31, 2005. For information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory contracts for ING Columbia Small Cap Value II and ING UBS U.S. Small Cap Growth, please refer to the semi-annual shareholder report that will be dated June 30, 2006.


ADVISORY FEES


As compensation for its services under the Investment Advisory Agreement, each Portfolio pays ILIAC, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets during the month:


----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                              ANNUAL ADVISORY FEE
----------------------------------------------------------------------------------------------------------------------
ING American Century Large Company Value               0.80% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING American Century Select                            0.64% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING American Century Small-Mid Cap Value(1)            1.00% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Baron Asset                                        0.95% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                             0.85% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Columbia Small Cap Value II                        0.75% on all assets
----------------------------------------------------------------------------------------------------------------------
ING Davis Venture Value                                0.80% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Fundamental Research                               0.60% on the first $2 billion of the Portfolio's average
                                                       daily net assets;
                                                       0.55% on the next $1 billion of the Portfolio's average daily net assets; and
                                                       0.50% of the Portfolio's average daily net assets in excess of $3 billion
----------------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth                    0.85% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Structured Equity                 0.70% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING JPMorgan International                             0.80% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                             0.75% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Lord Abbett U.S. Government Securities             0.47% on the first $250 million the Portfolio's average daily net assets; and
                                                       0.45% of the Portfolio's average daily net assets in excess of $250 million
----------------------------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                          0.65% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Neuberger Berman Partners                          0.60% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Neuberger Berman Regency                           0.75% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                               0.80% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Oppenheimer Global                                 0.60% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Oppenheimer Strategic Income                       0.50% of the first $6.5  billion of the Portfolio's average daily net assets;
                                                       0.475% of the  next $5 billion of the Portfolio's average
                                                       daily net assets;
                                                       0.45% of the next $5 billion of the Portfolio's average daily net assets; and
                                                       0.43% of the  Portfolio's average daily net assets in excess of $16.5 billion.
----------------------------------------------------------------------------------------------------------------------
ING PIMCO Total Return                                 0.50% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                              ANNUAL ADVISORY FEE
----------------------------------------------------------------------------------------------------------------------
ING Pioneer High Yield                                 0.60% on the first $5 billion of the Portfolio's average
                                                       daily net assets;
                                                       0.50% on the next $2 billion of the Portfolio's average daily net assets;
                                                       0.40% on the next $2 billion of the Portfolio's average daily net assets; and
                                                       0.30% of the Portfolio's average daily net assets in excess of $9 billion
----------------------------------------------------------------------------------------------------------------------
ING Legg Mason Partners Aggressive Growth              0.70% on the first $500 million of the Portfolio's average daily net assets; and
                                                       0.65% of the Portfolio's average daily net assets in excess of $500 million
----------------------------------------------------------------------------------------------------------------------
ING Legg Mason Partners Large Cap Growth               0.64% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING T. Rowe Price Diversified Mid Cap Growth           0.64% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                        0.60% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Templeton Foreign Equity                           0.80% on the first $500 million of the Portfolio's average daily net assets; and
                                                       0.75% of the  Portfolio's average daily net assets in excess of $500 million
----------------------------------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity                          0.70% of the first $500 million of average daily net assets;
                                                       and
                                                       0.65% of the Portfolio's average daily net assets in excess of $500 million
----------------------------------------------------------------------------------------------------------------------
ING UBS U.S. Small Cap Growth                          0.90% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                                0.60% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------
ING Van Kampen Equity and Income                       0.55% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------------

(1) Pursuant to a waiver ILIAC has agreed to lower the investment management fee for the Portfolio so that advisory fees payable to ILIAC will be waived in amounts equal to 50% of the savings to ILIAC resulting from the implementation of the sub-advisory fee reductions for the period from May 1, 2006 through and including May 1, 2007.


TOTAL ADVISORY FEES PAID

The following chart sets forth the total amounts the Portfolios paid to ILIAC for the fiscal years ended December 31, 2005, 2004, and 2003:


----------------------------------------------------------------------------------------------
PORTFOLIO                                             2005            2004            2003
----------------------------------------------------------------------------------------------
ING American Century Large Company Value          $   602,793      $  600,989      $  471,319
----------------------------------------------------------------------------------------------
ING American Century Select                       $ 2,510,773      $  466,751      $  396,225
----------------------------------------------------------------------------------------------
ING American Century Small-Mid Cap Value          $   831,491      $  446,097      $  131,387
----------------------------------------------------------------------------------------------
ING Baron Asset                                          N/A*            N/A*           N/A *
----------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                        $ 1,980,374      $  829,684      $  274,377
----------------------------------------------------------------------------------------------
ING Columbia Small Cap Value II                         N/A *           N/A *           N/A *
----------------------------------------------------------------------------------------------
ING Davis Venture Value (1)                       $   552,895      $  586,884      $  405,803
----------------------------------------------------------------------------------------------
ING Fundamental Research                          $   241,999      $  269,770      $  221,833
----------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth               $   658,891      $  784,733      $  742,100
----------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Structured Equity            $   740,881      $  701,464      $  415,240
----------------------------------------------------------------------------------------------
ING JPMorgan International                        $ 5,926,372      $3,309,152      $2,330,100
----------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                        $ 1,100,932      $  493,709      $  112,921
----------------------------------------------------------------------------------------------
ING Legg Mason Partners Aggressive Growth         $ 6,273,151      $4,950,076      $3,698,056
----------------------------------------------------------------------------------------------
ING Legg Mason Partners Large Cap Growth          $   404,581      $  291,651      $  191,249
----------------------------------------------------------------------------------------------
ING Lord Abbett U.S. Government Securities               N/A*           N/A *           N/A *
----------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                     $ 1,359,536      $1,546,319      $1,460,713
----------------------------------------------------------------------------------------------
ING Neuberger Berman Partners                            N/A*           N/A *           N/A *
----------------------------------------------------------------------------------------------
ING Neuberger Berman Regency                             N/A*           N/A *           N/A *
----------------------------------------------------------------------------------------------
ING OpCap Balanced Value                          $ 1,173,806      $1,260,349      $  948,421
----------------------------------------------------------------------------------------------
ING Oppenheimer Global                            $11,064,267      $  512,015      $   68,322
----------------------------------------------------------------------------------------------
ING Oppenheimer Strategic Income                  $ 1,540,037      $   60,390           N/A *
----------------------------------------------------------------------------------------------
ING PIMCO Total Return                            $ 1,143,901      $  694,763      $  372,892
----------------------------------------------------------------------------------------------
ING Pioneer High Yield                                   N/A*           N/A *           N/A *
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
PORTFOLIO                                             2005            2004            2003
----------------------------------------------------------------------------------------------
ING T. Rowe Price Diversified Mid Cap Growth      $ 6,135,182      $1,493,794      $1,010,653
----------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                   $ 5,968,337      $5,140,231      $3,358,923
----------------------------------------------------------------------------------------------
ING Templeton Foreign Equity                             N/A*           N/A *           N/A *
----------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity                     $ 1,869,865      $1,823,652      $1,752,445
----------------------------------------------------------------------------------------------
ING UBS U.S. Small Cap Growth                           N/A *           N/A *           N/A *
----------------------------------------------------------------------------------------------
ING Van Kampen Comstock                           $ 3,246,569      $1,543,833      $  575,599
----------------------------------------------------------------------------------------------
ING Van Kampen Equity and Income                  $ 4,948,718      $  401,197      $  155,375
----------------------------------------------------------------------------------------------


* The Portfolios had not commenced investment operations during the above periods.
(1)   Prior to October 31, 2005, SaBAM sub-advised the Portfolio.




                                  SUB-ADVISERS

ILIAC has engaged the services of certain sub-advisers to provide Sub-Advisory services to the Portfolios. ILIAC and each Sub-Adviser have entered into Sub-Advisory Agreements which were approved by the Directors.


Each Sub-Advisory Agreement remains in effect for an initial two-year period and from year-to-year therefore if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" of the Company, ILIAC or any Sub-Adviser, in person, at a meeting called for that purpose. Each Sub-Advisory Agreement may be terminated without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of the respective Portfolio,
(iii) ILIAC, or (iv) the relevant Sub-Adviser. Each Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with ILIAC. Under each Sub-Advisory Agreement, the Sub-Adviser supervises the investment and reinvestment of cash and securities comprising the assets of the relevant Portfolio. Each Sub-Advisory Agreement also directs the Sub-Adviser to (a) determine the securities to be purchased or sold by the Portfolios, and (b) take any actions necessary to carry out its investment sub-advisory responsibilities. Each Sub-Adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice including office space, facilities and equipment.

The Company and the Adviser have received an exemptive order from the SEC that permits the Adviser, with the approval of the Board of Directors of the Company, to replace a Sub-Adviser for a Portfolio, as well as change the terms of a sub-advisory agreement, without submitting the investment sub-advisory agreement to a vote of the Portfolio's shareholders. The Company will notify shareholders in the event of any change in the identity of the Sub-Adviser of a Portfolio and will change the name of the Portfolio when applicable.

The Adviser retains overall responsibility for monitoring the investment program maintained by the Sub-Adviser for compliance with applicable laws and regulations and each Portfolio's respective investment objectives. In addition, ILIAC will consult with and assist each Sub-Adviser in maintaining appropriate policies, procedures and records and oversee matters relating to promotion, marketing materials and reports by such Sub-Adviser to the Company's Board of Directors. For services rendered, the Adviser pays each Sub-Adviser a monthly fee as follows.


SUB-ADVISORY FEES


----------------------------------------------------------------------------------------------------------------
ING American Century Large Company Value             0.40% on the first $500 million of the Portfolio's
                                                     average daily net assets;
                                                     0.35% on the next $500 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.30% of the Portfolio's average daily net assets in
                                                     excess of $1 billion(1)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
ING American Century Select                          0.40% on the first $500 million of the Portfolio's
                                                     average daily net assets;
                                                     0.35% on the next $500 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.30% of the Portfolio's average daily net assets in
                                                     excess of $1 billion(1)
----------------------------------------------------------------------------------------------------------------
ING American Century Small-Mid Cap Value             0.65% on first $50 million of the Portfolio's average
                                                     daily net assets;
                                                     0.60% on next $50 million of the Portfolio's average
                                                     daily net assets;
                                                     0.55% on next $100 million of the Portfolio's average
                                                     daily net assets;
                                                     0.50% on next $50 million of the Portfolio's average
                                                     daily net assets;
                                                     0.45% on next $100 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.40% on assets thereafter
----------------------------------------------------------------------------------------------------------------
ING Baron Asset                                      0.60% on all assets of the Portfolio's average daily net
                                                     assets
----------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                           0.60% on all assets of the Portfolio's average daily net
                                                     assets
----------------------------------------------------------------------------------------------------------------
ING Columbia Small Cap Value II                      0.60% on first $500 million of the Portfolio's average
                                                     daily net assets
                                                     0.55% on assets thereafter
----------------------------------------------------------------------------------------------------------------
ING Davis Venture Value                              0.43% on first $150 million of the Portfolio's average
                                                     daily net assets;
                                                     0.40% on next $350 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.35% on assets thereafter
----------------------------------------------------------------------------------------------------------------
ING Fundamental Research                             0.27% on the first $2 billion of the Portfolio's average
                                                     daily net assets;
                                                     0.2475% on the next $1 billion of the Portfolio's average
                                                     daily net assets; and
                                                     0.2250% on assets thereafter
----------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth                    0.40% on the first $350 million of the Portfolio's
                                                     average daily net assets; and
                                                     0.35% thereafter
----------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Structured Equity                 0.35% on the first $150 million of the Portfolio's
                                                     average daily net assets; and
                                                     0.30% thereafter
----------------------------------------------------------------------------------------------------------------
ING JPMorgan International                           0.60% on the first $100 million of the Portfolio's
                                                     average daily net assets;
                                                     0.40% on the next $200 million of the Portfolio's average
                                                     daily net assets;
                                                     0.35% on the next $200 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.30% of the Portfolio's average daily net assets in
                                                     excess of $500 million
----------------------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                           0.55% on the first $50 million of the Portfolio's average
                                                     daily net assets;
                                                     0.50% on the next $50 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.45% of the Portfolio's average daily net assets in
                                                     excess of $100 million
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
ING Legg Mason Partners Aggressive Growth            0.35% on assets below $500 million of the Portfolio's
                                                     average daily net assets;
                                                     0.30% from $500 million to $2 billion of the Portfolio's
                                                     average daily net assets; and
                                                     0.25% of the Portfolio's average daily net assets in
                                                     excess of $2 billion(4)
----------------------------------------------------------------------------------------------------------------
ING Legg Mason Partners Large Cap Growth             0.35% on assets below $500 million of the Portfolio's
                                                     average daily net assets;
                                                     0.30% from $500 million to $2 billion of the Portfolio's
                                                     average daily net assets; and
                                                     0.25% of the Portfolio's average daily net assets in
                                                     excess of $2 billion(4)
----------------------------------------------------------------------------------------------------------------
ING Lord Abbett U.S. Government Securities           0.25% on first $50 million of the Portfolio's average
                                                     daily net assets;
                                                     0.225 on next $50 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.20% of the Portfolio's average daily net assets in
                                                     excess of $100 million
----------------------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                        0.35% on the first $500 million of aggregate average
                                                     daily net assets under management;
                                                     0.30% on the next $1 billion of the Portfolio's average
                                                     daily net assets; and
                                                     0.25% of the Portfolio's average daily net assets in
                                                     excess of $1.5 billion(2)
----------------------------------------------------------------------------------------------------------------
ING Neuberger Berman Partners                        0.35% on first $1 billion of the Portfolio's average
                                                     daily net assets; and
                                                     0.30% of the Portfolio's average daily net assets in
                                                     excess of $1 billion
----------------------------------------------------------------------------------------------------------------
ING Neuberger Berman Regency                         0.45% on first $250 million of the Portfolio's average
                                                     daily net assets;
                                                     0.40% on next $750 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.35% of the Portfolio's average daily net assets in
                                                     excess of $1 billion
----------------------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                             0.40% on the first $100 million of the Portfolio's
                                                     average daily net assets; and
                                                     0.30% thereafter
----------------------------------------------------------------------------------------------------------------
ING Oppenheimer Global                               0.23% of the Portfolio's average daily net assets (3)
----------------------------------------------------------------------------------------------------------------
ING Oppenheimer Strategic Income                     0.23% of the Portfolio's average daily net assets (3)
----------------------------------------------------------------------------------------------------------------
ING PIMCO Total Return                               0.25% of the Portfolio's average daily net assets
----------------------------------------------------------------------------------------------------------------
ING Pioneer High Yield                               0.35% on first $250 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.30% of the Portfolio's average daily net assets in
                                                     excess of $250 million
----------------------------------------------------------------------------------------------------------------
ING T. Rowe Price Diversified Mid Cap Growth         0.50% on the first $250 million of the Portfolio's
                                                     average daily net assets;
                                                     0.45% on the next $500 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.40% thereafter(5)
----------------------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                      0.40% on the first $250 million of the Portfolio's
                                                     average daily net assets;
                                                     0.375% on the next $250 million of the Portfolio's
                                                     average daily net assets; and
                                                     0.35% of the Portfolio's average daily net assets in
                                                     excess of $500 million(5)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
ING Templeton Foreign Equity                         0.625% on first $50 million of the Portfolio's average
                                                     daily net assets;
                                                     0.465% on next $150 million of the Portfolio's average
                                                     daily net assets;
                                                     0.375% on next $300 million of the Portfolio's average
                                                     daily net assets;
                                                     0.35% on next $300 million of the Portfolio's average
                                                     daily net assets ; and
                                                     0.30% thereafter(6)
----------------------------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity                        0.30% on the first $100 million of the Portfolio's
                                                     average daily net assets;
                                                     0.27% on the next $100 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.25% of the Portfolio's average daily net assets in
                                                     excess of $200 million
----------------------------------------------------------------------------------------------------------------
ING UBS U.S. Small Cap Growth                        0.60% on first $150 million of the Portfolio's average
                                                     daily net assets;
                                                     0.55% on next $150 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.50% of the Portfolio's average daily net assets in
                                                     excess of $300 million
----------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                              0.35% on the first $2 billion of the Portfolio's average
                                                     daily net assets;
                                                     0.32% on the next $1 billion of the Portfolio's average
                                                     daily net assets; and
                                                     0.30% of the Portfolio's average daily net assets in
                                                     excess of $3 billion(7)
----------------------------------------------------------------------------------------------------------------
ING Van Kampen Equity and Income                     0.30% on the first $250 million of the Portfolio's
                                                     average daily net assets;
                                                     0.25% on the next $300 million of the Portfolio's average
                                                     daily net assets; and
                                                     0.20% of the Portfolio's average daily net assets in
                                                     excess of $550 million
----------------------------------------------------------------------------------------------------------------


(1) Based on aggregate assets of ING American Century Large Company Value and ING American Century Select. The fee on the first $500 million will be reduced to 0.35% if cumulative U.S. large cap assets (includes ING American Century Large Company Value and ING American Century Select) under management sub-advised by American Century exceed $650 million.

(2) For purposes of applying the fee schedule, assets of all ING affiliated portfolios that are sub-advised by Massachusetts Financial Services Company are considered when calculating aggregate average daily net assets under management.

(3) If the combined aggregate asset levels fail to exceed $1 billion for all combined Portfolios sub-advised by Oppenheimer, such fees will revert to 0.30% on all assets.


(4) Based on aggregate assets of ING Legg Mason Partners Aggressive Growth and ING Legg Mason Partners Large Cap Growth.


(5)   The Portfolio will be combined with three other portfolios sub-advised by
      T. Rowe Price in ING Partners, Inc. and ING Investors Trust in calculating the discount offered by T. Rowe Price as a group fee waiver. For aggregate assets between $750 million and $1.5 billion there will be a 5% discount, for aggregate assets between $1.5 billion and $3.0 billion there will be a 7.5% discount and for aggregate assets greater than $3.0 billion, there will be a 10% discount.


(6) Based on the aggregated assets of ING Templeton Foreign Equity, ING Templeton Global Growth Portfolio and ING Franklin Income Portfolio, two series of ING Investors Trust.


(7) Based on the aggregated assets of ING Van Kampen Comstock and ING Van Kampen Equity Growth Portfolio, a series of ING Investors Trust.

TOTAL SUB-ADVISORY FEES PAID

The following chart sets forth the total amounts ILIAC paid to each Sub-Adviser for the fiscal years ended December 31, 2005, 2004, and 2003:

--------------------------------------------------------------------------------
        SUB-ADVISER NAME               2005            2004             2003
--------------------------------------------------------------------------------
American Century                    $2,149,502      $  393,321      $   96,785
--------------------------------------------------------------------------------
BAMCO                               $1,397,908      $  585,660      $  193,678
--------------------------------------------------------------------------------
CMA                                          *               *               *
--------------------------------------------------------------------------------
Davis                               $  247,791               *               *
--------------------------------------------------------------------------------
DSI(1)                                     N/A      $   10,710      $  110,916
--------------------------------------------------------------------------------
Fred Alger Management, Inc.(2)             N/A      $  725,326      $  704,877
--------------------------------------------------------------------------------
Goldman Sachs                       $  719,264      $  766,179      $ 600, 496
--------------------------------------------------------------------------------
ING IM(3)                           $  108,899      $  111,500               *
--------------------------------------------------------------------------------
JPMIM                               $  735,558      $  352,221      $   82,809
--------------------------------------------------------------------------------
JP Morgan                           $2,822,349      $1,794,491      $1,362,424
--------------------------------------------------------------------------------
Lord Abbett                                  *               *               *
--------------------------------------------------------------------------------
MFS(4)                              $  605,132      $  959,850      $1,387,844
--------------------------------------------------------------------------------
Neuberger Berman                             *               *               *
--------------------------------------------------------------------------------
OpCap                               $  540,177      $  572,631      $  455,658
--------------------------------------------------------------------------------
PIMCO                               $  571,948      $  347,381      $  186,447
--------------------------------------------------------------------------------
Pioneer                                      *               *               *
--------------------------------------------------------------------------------
SaBAM(5)                            $3,219,563      $2,998,892      $2,280,964
--------------------------------------------------------------------------------
T. Rowe                             $7,435,692      $3,311,256      $2,109,528
--------------------------------------------------------------------------------
Templeton                                    *               *               *
--------------------------------------------------------------------------------
UBS Global AM(6)                    $  737,810      $  524,835               *
--------------------------------------------------------------------------------
UBS Global US(7)                           N/A      $   36,504      $   86,317
--------------------------------------------------------------------------------
Van Kampen MSIM                     $4,168,293      $ 116,6158      $  402,617
--------------------------------------------------------------------------------


* The Portfolios had not commenced investment operations during the above periods.

(1) DSI sub-advised ING Fundamental Research through January 23, 2004. DSI was replaced by ING IM.

(2) Fred Alger Management, Inc. sub-advised ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth through November 7, 2004.

(3)   ING IM began sub-advising ING Fundamental Research beginning January 23,
      2004.


(4)   MFS sub-advised ING MFS Global Growth through November 7, 2004.


(5) SaBAM sub-advised ING Salomon Brothers Investors Value through November 7, 2004. SaBAM sub-advised ING Davis Venture Value through October 31, 2005.


(6) UBS Global AM serves as sub-adviser to the ING UBS U.S. Large Cap Equity, formerly known as the ING MFS Research Equity, which was managed by MFS until April 30, 2004.


(7) UBS Global Asset Management (US) Inc. sub-advised ING UBS U.S. Allocation through November 7, 2004.




                   OTHER INFORMATION ABOUT PORTFOLIO MANAGERS

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


----------------------------------------------------------------------------------------------------------------------
                       REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                       COMPANIES                         VEHICLES                              OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------------------------
                       NUMBER OF                         NUMBER OF                      NUMBER OF
PORTFOLIO MANAGER      ACCOUNTS*     TOTAL ASSETS        ACCOUNTS*       TOTAL ASSETS   ACCOUNTS*      TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------
Mark Mallon            10            $6,801,302,745      0               N/A            3              218,205,025
----------------------------------------------------------------------------------------------------------------------
Charles A. Ritter      10            $6,801,302,745      0               N/A            3              218,205,025
----------------------------------------------------------------------------------------------------------------------
Brendan Healy          10            $6,801,302,745      0               N/A            3              218,205,025
----------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.




For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary - Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus - A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the ING American Century Large Company Value Portfolio.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans - Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans - Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                                                      DOLLAR RANGE OF
PORTFOLIO MANAGER                                     PORTFOLIO SHARES OWNED
-----------------                                     ----------------------


Mark Mallon                                                   None
Charles A. Ritter                                             None
Brendan Healy                                                 None


ING AMERICAN CENTURY SELECT PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each team member as of December 31, 2005.

----------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                      COMPANIES                       VEHICLES                            OTHER ACCOUNTS
                     -------------------------------------------------------------------------------------------
                       NUMBER OF                        NUMBER OF        TOTAL       NUMBER OF
 PORTFOLIO MANAGER     ACCOUNTS*      TOTAL ASSETS      ACCOUNTS*       ASSETS       ACCOUNTS*    TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------
Harold Bradley (1)         3         $3,804,342,432         0             N/A           14         $26,399,165
----------------------------------------------------------------------------------------------------------------
Keith Lee                  1         $3,647,631,007         0             N/A            0             N/A
----------------------------------------------------------------------------------------------------------------
Michael Li (2)             1         $3,454,317,073         0             N/A            0             N/A
----------------------------------------------------------------------------------------------------------------

(1)   The information provided is as of April 10, 2006.
(2)   The information provided is as of February 1, 2006.
* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary - Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus - A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the ING American Century Select Portfolio.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans - Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans - Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each team member as of December 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                                                      DOLLAR RANGE OF
PORTFOLIO MANAGER                                     PORTFOLIO SHARES OWNED
-----------------                                     ----------------------


Harold Bradley                                                None
Keith Lee                                                     None
Michael Li                                                    None

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each team member as of December 31, 2005.


------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                      OTHER ACCOUNTS
                     ---------------------------------------------------------------------------------------------
                       NUMBER OF                         NUMBER OF                    NUMBER OF
 PORTFOLIO MANAGER     ACCOUNTS*      TOTAL ASSETS       ACCOUNTS*     TOTAL ASSETS   ACCOUNTS*     TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------
Benjamin Z. Giele          1         $2,147,954,012          0             N/A            4         $166,928,011
------------------------------------------------------------------------------------------------------------------
Kevin Laub                 1         $2,147,954,012          0             N/A            4         $166,928,011
------------------------------------------------------------------------------------------------------------------
Phillip N. Davidson        6         $11,289,948,490         0             N/A            0             N/A
------------------------------------------------------------------------------------------------------------------
Scott A. Moore             9         $15,026,515,151         0             N/A            0             N/A
------------------------------------------------------------------------------------------------------------------
Michael Liss               4         $6,001,529,174          0             N/A            0             N/A
------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.




COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary - Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus - A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.


With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the ING American Century Small-Mid Cap Value Portfolio.


A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.

Restricted Stock Plans - Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans - Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each team member as of December 31, 2005, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

                                                      DOLLAR RANGE OF
PORTFOLIO MANAGER                                     PORTFOLIO SHARES OWNED
-----------------                                     ----------------------


Benjamin Z. Giele                                             None
Kevin Laub                                                    None
Phillip N. Davidson                                           None
Scott A. Moore                                                None
Michael Liss                                                  None


ING BARON ASSET PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


----------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                      COMPANIES                       VEHICLES                                OTHER ACCOUNTS
                     -------------------------------------------------------------------------------------------------
                       NUMBER OF      TOTAL ASSETS      NUMBER OF       TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
 PORTFOLIO MANAGER      ACCOUNTS     (IN MILLIONS)       ACCOUNTS      (IN MILLIONS)      ACCOUNTS     (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------
Ronald Baron          7             $9,989            4(1)            $151              53             $520
----------------------------------------------------------------------------------------------------------------------
Andrew Peck           1             $2,889            1               $100              0              $0
----------------------------------------------------------------------------------------------------------------------

(1) For the 2 accounts with total assets of $69 million, the advisory fee is based on performance, although on account ($55 million) is a fund of funds.


POTENTIAL CONFLICTS OF INTEREST


Conflicts of interest could arise in connection with managing a Fund along with other Funds and other clients of BAMCO and clients of BAMCO's affiliated investment advisers. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to all Funds and clients at all times. BAMCO has allocation policies designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds' Chief Compliance Officer monitors allocations for consistency with this policy and reports to BAMCO's Board of the Funds annually. Because an investment opportunity may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and clients managed by BAMCO and its affiliates.

To the extent that a Fund's portfolio manager has responsibilities for managing other client accounts, the portfolio manager divides his time and attention among relevant accounts.

A conflict could arise when a portfolio manager has an investment in one Fund as opposed to another or has a larger investment in one Fund than in others he manages. BAMCO could also receive a performance-based fee with respect to certain accounts.

BAMCO believes that it has policies and procedures in place that address the Fund's potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


Mr. Baron's compensation is fixed, based on a three-year contract that expired February 28, 2006. A new multi-year contract on the same general terms is being negotiated. His compensation includes a fixed base salary and a fixed bonus that is roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration was given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

The compensation for Mr. Peck includes a base salary and an annual bonus. His bonus is subjectively determined by BAMCO's chief executive officer. It is based on the assessment of Mr. Peck's individual long-term investment performance, his respective overall contribution to BAMCO, and BAMCO's profitability. In addition Mr. Peck owns equity in Baron Capital Group and is eligible for special bonuses based on BAMCO achieving its long-term growth and profitability objectives.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Ronald Baron                                                  None
Andrew Peck                                                   None


ING BARON SMALL CAP GROWTH PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


----------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                      COMPANIES                       VEHICLES                                OTHER ACCOUNTS
                     -------------------------------------------------------------------------------------------------
                       NUMBER OF     TOTAL ASSETS      NUMBER OF       TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
 PORTFOLIO MANAGER     ACCOUNTS     (IN MILLIONS)       ACCOUNTS      (IN MILLIONS)      ACCOUNTS     (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------
Ronald Baron          7             $9,989            4(1)            $151              53             $520
----------------------------------------------------------------------------------------------------------------------

(1) For the 2 accounts with total assets of $69 million, the advisory fee is based on performance, although one account ($55 million) is a fund of funds.

POTENTIAL CONFLICTS OF INTEREST


Conflicts of interest could arise in connection with managing a Fund along with other Funds and other clients of BAMCO and clients of BAMCO's affiliated investment advisers. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to all Funds and clients at all times. BAMCO has allocation policies designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds' Chief Compliance Officer monitors allocations for consistency with this policy and reports to BAMCO's Board of the Funds annually. Because an investment opportunity may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and clients managed by BAMCO and its affiliates.

To the extent that a Fund's portfolio manager has responsibilities for managing other client accounts, the portfolio manager divides his time and attention among relevant accounts.

A conflict could arise when a portfolio manager has an investment in one Fund as opposed to another or has a larger investment in one Fund than in others he manages. BAMCO could also receive a performance-based fee with respect to certain accounts.

BAMCO believes that it has policies and procedures in place that address the Fund's potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


Mr. Baron's compensation is fixed, based on a three-year contract that expired February 28, 2006. A new multi-year contract on the same general terms is being negotiated. His compensation includes a fixed base salary and a fixed bonus that is roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration was given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES


The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Ronald Baron                                                  None



ING COLUMBIA SMALL CAP VALUE II  PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.

----------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                      COMPANIES                       VEHICLES                                OTHER ACCOUNTS
                     -------------------------------------------------------------------------------------------------
                       NUMBER OF     TOTAL ASSETS      NUMBER OF      TOTAL ASSETS      NUMBER OF
 PORTFOLIO MANAGER     ACCOUNTS*    (IN MILLIONS)      ACCOUNTS*     (IN MILLIONS)      ACCOUNTS*     TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------
Christian             1             $211.0 mm         1               $7.4 mm           16             $.01 Billion
Stadlinger
----------------------------------------------------------------------------------------------------------------------
Jarl Ginsberg         1             $211.0 mm         1               $7.4 mm           14             $.01 Billion
----------------------------------------------------------------------------------------------------------------------

*None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST


Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Columbia believes are faced by investment professionals at most major financial firms. Columbia has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Columbia's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia -advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Columbia or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from Columbia and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. Columbia may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

PORTFOLIO MANAGER                   PERFORMANCE BENCHMARK              PEER GROUP

Jarl Ginsberg                       Russell 2000 Value Index           Morningstar Small Value Category
Christian Stadlinger                Russell 2000 Value Index           Morningstar Small Value Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and Columbia's profitability for the year, which is influenced by assets under management.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES


The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Jarl Ginsberg                                        None
Christian Stadlinger                                 None


ING DAVIS VENTURE VALUE PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


----------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                      COMPANIES                       VEHICLES                                OTHER ACCOUNTS**
----------------------------------------------------------------------------------------------------------------------
                       NUMBER OF     TOTAL ASSETS      NUMBER OF      TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
 PORTFOLIO MANAGER     ACCOUNTS     (IN BILLIONS)      ACCOUNTS      (IN BILLIONS)      ACCOUNTS     (IN BILLIONS)
----------------------------------------------------------------------------------------------------------------------
Christopher C. Davis  24             $57               10              $1               37,000*        $11.2
----------------------------------------------------------------------------------------------------------------------
Kenneth C. Feinberg   24             $57               10              $1               37,000*        $11.2
----------------------------------------------------------------------------------------------------------------------

* "Other Accounts" include private and separately managed accounts that require a minimum investment of only $100,000.
** None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of Davis or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive based fee on any account.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Kenneth Feinberg's compensation for services provided to Davis consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis's profits, (iii) awards of equity ("Units") in Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' compensation for services provided to Davis consists of a base salary. Davis's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Christopher C. Davis                                          None
Kenneth C. Feinberg                                           None


ING FUNDAMENTAL RESEARCH PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                      OTHER ACCOUNTS
                     ---------------------------------------------------------------------------------------------
                       NUMBER OF                         NUMBER OF                    NUMBER OF
 PORTFOLIO MANAGER     ACCOUNTS*      TOTAL ASSETS       ACCOUNTS*     TOTAL ASSETS   ACCOUNTS*     TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------
Christopher F.             4         $3,222,796,346          0             N/A            2         $3,126,077
Corapi
------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.


Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolio.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGER


Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep N.V.

Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (S&P 500 Index) and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.


Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.


Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Christopher F. Corapi                                         None


ING GOLDMAN SACHS CAPITAL GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


----------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                             OTHER ACCOUNTS
                     -------------------------------------------------------------------------------------------------
                       NUMBER OF                         NUMBER OF                    NUMBER OF
 PORTFOLIO MANAGER     ACCOUNTS       TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS   ACCOUNTS(1)    TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------------
Steven M. Barry           31         $9,203,078,571          0             N/A            478        $17,632,942,150
----------------------------------------------------------------------------------------------------------------------
Gregory H. Ekizian        31         $9,203,078,571          0             N/A            478        $17,632,942,150
----------------------------------------------------------------------------------------------------------------------
David G. Shell            31         $9,203,078,571          0             N/A            478        $17,632,942,150
----------------------------------------------------------------------------------------------------------------------

(1) Of these 478 Other Accounts, 15 with total assets of $2,019,297,679 have an advisory fee based on performance.


POTENTIAL CONFLICTS OF INTEREST

GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Base Salary and Performance Bonus. GSAM and the GSAM Growth team's ("Growth Team") compensation packages for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.


The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Portfolio is the S&P 500(R) Index.


The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team.

GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.


Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Steven M. Barry                                               None
Gregory H. Ekizian                                            None
David G. Shell                                                None


Due to Goldman Sachs internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

ING GOLDMAN SACHS STRUCTURED EQUITY PORTFOLIO


OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


----------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT           OTHER POOLED INVESTMENT
                      COMPANIES                       VEHICLES                                OTHER ACCOUNTS
                     -------------------------------------------------------------------------------------------------
                       NUMBER OF     TOTAL ASSETS      NUMBER OF      TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
 PORTFOLIO MANAGER     ACCOUNTS     (IN BILLIONS)      ACCOUNTS      (IN BILLIONS)      ACCOUNTS     (IN BILLIONS)
----------------------------------------------------------------------------------------------------------------------
Melissa Brown         56            $14.7              20              $11.6             392            $27.9(1)
----------------------------------------------------------------------------------------------------------------------
Robert Jones          56            $14.7              20              $11.6             537            $64.9(2)
----------------------------------------------------------------------------------------------------------------------

(1) Of the accounts included in "Other Pooled Investment Vehicles", 17 with total assets of $4.1 billion have an advisory fee based on performance.
(2) Of the accounts included in "Other Accounts", 36 with total assets of $9.5 billion have an advisory fee based on performance.


POTENTIAL CONFLICTS OF INTEREST

GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


Base Salary and Performance Bonus. GSAM provides generous compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional's individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firm.

Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual's compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

The portfolio management team's performance measures are aligned with GSAM's goals to:

(1) Exceed benchmark over one-year and three-year periods; (2) Manage portfolios with a defined range around a targeted tracking error; (3) Perform consistently with objectives and client commitments; (4) Achieve top tier rankings and ratings; and (5) Manage all similarly mandated accounts in a consistent manner.

Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (l) Overall portfolio performance and consistency of performance over time; (2) Consistency of performance across accounts with similar profiles; (3) Compliance with risk budgets; and (4) Communication with other portfolio managers with the research process.

In addition, detailed portfolio attribution is critical to the measurement process.

The benchmark for this Portfolio is the S&P 500(R) Index

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Melissa Brown                                               None
Robert Jones                                                None


Due to Goldman Sachs internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

ING JPMORGAN INTERNATIONAL PORTFOLIO,


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


---------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                      COMPANIES                          VEHICLES                                       OTHER ACCOUNTS
                     ------------------------------------------------------------------------------------------------------------
                        NUMBER OF                          NUMBER OF                           NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS       TOTAL ASSETS*        ACCOUNTS        TOTAL ASSETS*       ACCOUNTS       TOTAL ASSETS*
---------------------------------------------------------------------------------------------------------------------------------
James Fisher(1)            10            $5,414 mil            10            $7,776 mil            35            $7,845 mil
---------------------------------------------------------------------------------------------------------------------------------
Howard Williams             0                0                 10              $1,347              2              $170 mil
---------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, whichminimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


James Fisher                                                  None
Howard Williams                                               None


ING JPMORGAN MID CAP VALUE PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                        NUMBER OF                         NUMBER OF                          NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS*       TOTAL ASSETS      ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Jonathan K. Simon           13          $10,970 mil           3            $1,370 mil            27           $3,485.2 mil
-------------------------------------------------------------------------------------------------------------------------------
Lawrence E. Playford        12             $9,940             0                N/A               10             $672 mil
-------------------------------------------------------------------------------------------------------------------------------

*None of the accounts managed are subject to performance fees.


POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan may receive more compensation with respect to Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan may be perceived as causing accounts it manages to participate in an offering to increase JPMorgan's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMorgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMorgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan attempts to mitigate any potential unfairness by basing non pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMorgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Jonathan K. Simon                                             None
Lawrence E. Playford                                          None


ING LORD ABBETT U.S. GOVERNMENT SECURITIES PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


----------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                      COMPANIES                        VEHICLES                                OTHER ACCOUNTS
                     -------------------------------------------------------------------------------------------------
                        NUMBER OF      TOTAL ASSETS      NUMBER OF      TOTAL ASSETS      NUMBER OF     TOTAL ASSETS
 PORTFOLIO MANAGER      ACCOUNTS*     (IN MILLIONS)      ACCOUNTS*      (IN MILLIONS)     ACCOUNTS*    (IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------
Robert I. Gerber           12            $1,856.7            0               N/A           14,732         $5,125.2
----------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST


Conflicts of interest may arise in connection with the investment manager's management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interests, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, , and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides fox a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes, this incentive focuses investment 'managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.


Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by her immediate family members and amounts invested through retirement and deferred compensation plans.


                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------
Robert I. Gerber                                              None


ING MFS CAPITAL OPPORTUNITIES PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                        NUMBER OF                         NUMBER OF                          NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS*      TOTAL ASSETS       ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey C.                  5         $2,252,298,012          0                N/A               0                N/A
Constantino
-------------------------------------------------------------------------------------------------------------------------------
Gregory W. Locraft          5         $2,252,298,012          0                N/A               0                N/A
-------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts with similar investment objectives of MFS or subsidiary of the MFS. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

      o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

      o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

            1. The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

            2. The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO MANAGER OWNERSHIP OF SECURITES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Jeffrey C. Constantino                                       None
Gregory W. Locraft                                           None


ING NEUBERGER BERMAN PARTNERS PORTFOLIO AND ING NEUBERGER BERMAN REGENCY
PORTFOLIO

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                        NUMBER OF                         NUMBER OF                          NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS*      TOTAL ASSETS       ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
S. Basu Mullick            12          $7.54 billion          0                N/A               1            $15 million
-------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


S. Basu Mullick                                            None


ING OPCAP BALANCED VALUE PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


---------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                      COMPANIES                          VEHICLES                                       OTHER ACCOUNTS
                     ------------------------------------------------------------------------------------------------------------
                        NUMBER OF                          NUMBER OF                           NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Colin Glinsman        8              $13,943,310,144     5               $154,239,537         25            $2,807,370,113*
---------------------------------------------------------------------------------------------------------------------------------
Matthew Greenwald     5              $7,500,476,423      2               $48,493,854          32            $1,302,459,552**
---------------------------------------------------------------------------------------------------------------------------------

*     Of these, 1 account is performance-fee based with assets of $134,854,162.
**    Of these, 1 account is performance-fee based with assets of $15,525,030.


POTENTIAL CONFLICTS OF INTEREST


The portfolio managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or the portfolio manager may need to execute securities transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the Portfolio, the portfolio manager could have an incentive to favor the other fund or account. However, Oppenheimer's trade aggregation and allocation policies and procedures, other compliance policies and procedures, and the firm's Code of Ethics recognize the firm's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably. Such policies and procedures and Code of Ethics are reasonably designed to preclude the portfolio manager from favoring one client over another.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


The portfolio managers' compensation consists of a base salary that intends to be competitive in light of the portfolio manager's experience and responsibilities. Oppenheimer's management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager shares in a bonus pool that links pay to two core elements: quantitatively measured investment results and firm profitability. At the start of the year, each portfolio manager receives an allocated target percentage of the pool. The initial target allocation is a measure of past performance, current job accountability and expectation, and competitive market practice. At year-end, the firm's Chief Executive Officer and Chief Investment Officer determine the size of the pool based on overall investment results, firm profitability, asset flows and external market compensation levels. Each portfolio manager participates in the Allianz Equity Incentive Plan that awards shares in a substantial pool of funds. The value of the pool is determined by the cumulative revenue growth of Oppenheimer over rolling three-year periods. Shares in the pool vest three years after they are awarded, if the portfolio manager remains at the firm. Each portfolio manager is also eligible to participate in a non-qualified deferred compensation plan that affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the plan.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Colin Glinsman                                            None
Matthew Greenwald                                         None


ING OPPENHEIMER GLOBAL PORTFOLIO

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                        NUMBER OF                         NUMBER OF                          NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS*       TOTAL ASSETS      ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Rajeev Bhaman               11        $20,295,958,090         2           $177,678,062           0                N/A
-------------------------------------------------------------------------------------------------------------------------------

*     Total assets in accounts with performance based advisory fees are
      $144,920,481


POTENTIAL CONFLICTS OF INTEREST

As indicated above, the Portfolio Manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts sub-advised by Oppenheimer have the same sub-advisory fee. If the sub-advisory fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The Portfolio's Portfolio Manager is employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio manager's and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Portfolio, described above. That fund's compensation structure is based on the fund's performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Rajeev Bhaman                                                 None


ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                        NUMBER OF                         NUMBER OF                          NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS*      TOTAL ASSETS       ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Arthur P. Steinmetz         5         $12,204,035,392         3            $55,354,178           4           $1,004,338,511
-------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST

As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts sub-advised by Oppenheimer have the same sub-advisory fee. If the sub-advisory fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The Portfolio's Portfolio Managers are employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Portfolio, described above. That fund's compensation structure is based on the fund's performance.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Arthur P. Steinmetz                                           None

ING PIMCO TOTAL RETURN PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                     OTHER ACCOUNTS*
                     ----------------------------------------------------------------------------------------------------------
                       NUMBER OF                          NUMBER OF                          NUMBER OF
 PORTFOLIO MANAGER     ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Pasi Hamalainen       10           $8.17 billion        6              $618.5 million       185           $38.98 billion
-------------------------------------------------------------------------------------------------------------------------------

* Of the accounts listed, 11 accounts with assets of $4.71 billion have performance based advisory.


POTENTIAL CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investment of the Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolio, track the same index as the Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Portfolio. Because of their positions with the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolio and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Portfolio on a fair and equitable basis over time.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with PIMCO's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to PIMCO. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers.

      o 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolio) and relative to applicable industry peer groups;
      o Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
      o     Amount and nature of assets managed by the portfolio manager;
      o Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
      o Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
      o Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
      o     Contributions to asset retention, gathering and client satisfaction;
      o     Contributions to mentoring, coaching and/or supervising; and
      o     Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI") and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.


Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to PIMCO and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Pasi Hamalainen                                               None


ING PIONEER HIGH YIELD PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
 PORTFOLIO MANAGER    COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
                        NUMBER OF                         NUMBER OF                          NUMBER OF
                        ACCOUNTS*       TOTAL ASSETS      ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS
                     ----------------------------------------------------------------------------------------------------------
Margaret D. Patel     5               $6,525,044,000    1              $368,555,000         2             $41,952,000
-------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes     9               $2,801,947,000    1              $473,888,000         0             $0
-------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation Structure of Portfolio Managers" below.

      o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.


      o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

      o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

      o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

      o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

      o Qualitative Performance. The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

      o Company Results and Business Line Results. Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED


Margaret D. Patel                                          None
Kenneth J. Taubes                                          None

ING LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.

-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                        NUMBER OF                         NUMBER OF                          NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS*      TOTAL ASSETS       ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Richie Freeman        125,829        $10.7 billion      2              $0.3 billion         13            $11.5 billion
-------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when a Portfolio's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-CAM investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Richie Freeman                                              None

ING LEGG MASON PARTNERS LARGE CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                        NUMBER OF                         NUMBER OF                          NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS*      TOTAL ASSETS       ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Alan Blake            133,515        $15.6 billion      3              $0.3 billion         17            $7.5 billion
-------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

Material conflicts of interest may arise when a Portfolio's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Alan Blake                                                None


ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.

-------------------------------------------------------------------------------------------------------------------------------
                     REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                     COMPANIES                          VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                       NUMBER OF       TOTAL ASSETS       NUMBER OF                          NUMBER OF        TOTAL ASSETS
 PORTFOLIO MANAGER     ACCOUNTS*      (IN MILLIONS)       ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*       (IN MILLIONS)
-------------------------------------------------------------------------------------------------------------------------------
Donald J. Peters          14             $1,702.8             0                N/A               30             $1,784.7
-------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account. The information provided above does not include the Portfolio for which T. Rowe Price serves as sub-adviser for ING.


POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.




COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long-term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Donald J. Peters                                           None


ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                        NUMBER OF      TOTAL ASSETS       NUMBER OF                          NUMBER OF        TOTAL ASSETS
 PORTFOLIO MANAGER      ACCOUNTS*      (IN MILLIONS)      ACCOUNTS*       TOTAL ASSETS       ACCOUNTS*       (IN MILLIONS)
-------------------------------------------------------------------------------------------------------------------------------
Robert W. Smith            10            $15,087.4            0                N/A               4               $254.8
-------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account. The information provided above does not include the Portfolio for which T. Rowe Price serves as sub-adviser for ING.


POTENTIAL CONFLICTS OF INTEREST

We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Portfolio's investments and the investments of the other accounts.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolio based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under "Compensation Structure of Portfolio Managers", our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.




COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio manager compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five- and ten-year periods is the most important input. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (i.e., S&P 500 Index) and an applicable Lipper Index (i.e., Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in the Portfolio's assets due to the purchase or sale of Portfolio shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long-term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rower Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Robert W. Smith                                            None


ING TEMPLETON FOREIGN EQUITY PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                        NUMBER OF       TOTAL ASSETS      NUMBER OF       TOTAL ASSETS       NUMBER OF        TOTAL ASSETS
 PORTFOLIO MANAGER      ACCOUNTS*      (IN MILLIONS)      ACCOUNTS*       (IN MILLIONS)      ACCOUNTS*       (IN MILLIONS)
-------------------------------------------------------------------------------------------------------------------------------
Gary P. Motyl         11              $2,924.3          28             $5,161.0             18            $4,706.9
-------------------------------------------------------------------------------------------------------------------------------
Guang Yang            7               $9,318.9          11             $2,211.6             22            $4,116.8
-------------------------------------------------------------------------------------------------------------------------------
Cindy Sweeting        8               $9,898.1          13             $9,755.9             12            $1,926.5
-------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST


The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Templeton and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and Templeton have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

      - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

      - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Gary P. Motyl                                               None
Guang Yang                                                  None
Cindy Sweeting                                              None


ING UBS U.S. LARGE CAP EQUITY PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                       NUMBER OF                          NUMBER OF                           NUMBER OF
 PORTFOLIO MANAGER     ACCOUNTS       TOTAL ASSETS      ACCOUNTS (1)      TOTAL ASSETS      ACCOUNTS (2)      TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
John Leonard              13         $1,932,556,751          60          $12,984,855,107         14          $1,972,012,446
-------------------------------------------------------------------------------------------------------------------------------
Thomas M. Cole            13         $1,932,556,751          60          $12,984,855,107         14          $1,972,012,446
-------------------------------------------------------------------------------------------------------------------------------
Thomas Digenan            13         $1,932,556,751          60          $12,984,855,107         14          $1,972,012,446
-------------------------------------------------------------------------------------------------------------------------------
Scott Hazen               13         $1,932,556,751          60          $12,984,855,107         14          $1,972,012,446
-------------------------------------------------------------------------------------------------------------------------------

(1) Of these Other Pooled Investment Vehicles, two with total assets of $1,017,475,558 have an advisory fee based on account performance.
(2) Of these Other Accounts, one with total assets of $238,076,528 has an advisory fee based on account performance.


POTENTIAL CONFLICTS OF INTEREST


The management of a Fund and other accounts by a portfolio manager could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The portfolio managers receive a base salary and incentive compensation based on their personal performance.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

      o Competitive salary, benchmarked to maintain competitive compensation opportunities.
      o Annual bonus, tied to individual contributions and investment performance.
      o UBS equity awards, promoting company-wide success and employee retention.
      o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base Salary - is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual Bonuses - are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global AM's clients. A portion of each portfolio managers bonus is based on the performance of each fund the portfolio manager manages as compared to the fund's broad based index over a three-year rolling period.




UBS AG equity - Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

Partnership Incentive Program (PIP) - Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


John C. Leonard                                             None
Thomas M. Cole                                              None
Thomas Digenan                                              None
Scott Hazen                                                 None


ING UBS U.S. SMALL CAP GROWTH PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                      OTHER ACCOUNTS
                     ----------------------------------------------------------------------------------------------------------
                       NUMBER OF                          NUMBER OF                           NUMBER OF
 PORTFOLIO MANAGER     ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS       ACCOUNTS (1)      TOTAL ASSETS
-------------------------------------------------------------------------------------------------------------------------------
Paul Graham                5          $876,744,294            2           $380,951,732            31           $239,846,489
-------------------------------------------------------------------------------------------------------------------------------
David Wabnik               5          $876,744,294            2           $380,951,732            31           $239,846,489
-------------------------------------------------------------------------------------------------------------------------------

(1) Of these Other Accounts, one with total assets of $55,631,943 has an advisory fee based on account performance.


POTENTIAL CONFLICTS OF INTEREST


The management of a Fund and other accounts by a portfolio manager could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.


COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

The portfolio managers receive a base salary and incentive compensation based on their personal performance.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

      o Competitive salary, benchmarked to maintain competitive compensation opportunities.
      o Annual bonus, tied to individual contributions and investment performance.
      o UBS equity awards, promoting company-wide success and employee retention.
      o Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base Salary - is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual Bonuses - are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global AM's clients. A portion of each portfolio managers bonus is based on the performance of each fund the portfolio manager manages as compared to the fund's broad based index over a three-year rolling period.




UBS AG equity - Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.




PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


Paul Graham                                                 None
David Wabnik                                                None

ING VAN KAMPEN COMSTOCK PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


--------------------------------------------------------------------------------------------------------------------------------
                      REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                      COMPANIES                         VEHICLES                                       OTHER ACCOUNTS
                     -----------------------------------------------------------------------------------------------------------
                        NUMBER OF                         NUMBER OF                           NUMBER OF
 PORTFOLIO MANAGER      ACCOUNTS*      TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS       ACCOUNTS*        TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------------------
B. Robert Baker            16         $26,567,977,870         2            $1.2 billion         18,999         $2.2 billion
--------------------------------------------------------------------------------------------------------------------------------
Jason S. Leder             16         $26,567,977,870         2            $1.2 billion         18,999         $2.2 billion
--------------------------------------------------------------------------------------------------------------------------------
Kevin C. Holt              16         $26,567,977,870         2            $1.2 billion         18,999         $2.2 billion
--------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base Salary - Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary Compensation - In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

      o     Cash Bonus;

      o Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;


      o Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

      o Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and


      o Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

      o Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

      o Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.


      o     Contribution to the business objectives of the Sub-Adviser.


      o     The dollar amount of assets managed by the portfolio manager.

      o     Market compensation survey research by independent third parties.

      o Other qualitative factors, such as contributions to client objectives.

      o Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


B. Robert Baker                                             None
Jason S. Leder                                              None
Kevin C. Holt                                               None

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO


OTHER ACCOUNTS MANAGED


The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2005.


----------------------------------------------------------------------------------------------------------------------------------
                        REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                        COMPANIES                          VEHICLES                                      OTHER ACCOUNTS
                     -------------------------------------------------------------------------------------------------------------
                         NUMBER OF                           NUMBER OF                          NUMBER OF
 PORTFOLIO MANAGER       ACCOUNTS       TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS*
----------------------------------------------------------------------------------------------------------------------------------
James A. Gilligan       22            $31,963,555,358      0              N/A                  2,096         $1.1 billion
----------------------------------------------------------------------------------------------------------------------------------
James O. Roeder         22            $31,963,555,358      0              N/A                  2,096         $1.1 billion
----------------------------------------------------------------------------------------------------------------------------------
Thomas Bastian          22            $31,963,555,358      0              N/A                  2,096         $1.1 billion
----------------------------------------------------------------------------------------------------------------------------------
Sergio Marcheli         22            $31,963,555,358      0              N/A                  2,096         $1.1 billion
----------------------------------------------------------------------------------------------------------------------------------
Vincent E. Vizachero    22            $31,963,555,358      0              N/A                  2,096         $1.1 billion
----------------------------------------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICTS OF INTEREST

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.


Base salary compensation - Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

Discretionary compensation - In addition to base compensation, portfolio managers may receive discretionary compensation.


Discretionary compensation can include:

      o     Cash Bonus;

      o Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

      o Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

      o Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Sub-Adviser or its affiliates; and


      o Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

      o Investment performance. The majority of a portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

      o Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.


      o     Contribution to the business objectives of the Sub-Adviser.


      o     The dollar amount of assets managed by the portfolio manager.

      o     Market compensation survey research by independent third parties.

      o Other qualitative factors, such as contributions to client objectives.

      o Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                                     DOLLAR RANGE OF
PORTFOLIO MANAGER                                    FUND SHARES OWNED
-----------------                                    -----------------


James A. Gilligan                                           None
James O. Roeder                                             None
Thomas Bastian                                              None
Sergio Marcheli                                             None
Vincent E. Vizachero                                        None


EXPENSE LIMITATION AGREEMENTS

ILIAC has entered into expense limitation agreements with the Portfolios listed below pursuant to which ILIAC has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ILIAC will assume other expenses so that the total annual ordinary operating expenses of these Portfolios (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Portfolio's business, and expenses of any counsel or other persons or services retained by the Portfolios' Directors who are not "interested persons" (as defined in the 1940 Act) of the ILIAC or any Sub-Adviser do not exceed the limits set forth below of the Portfolio's average daily net assets, subject to possible recoupment by ILIAC within three years:


PORTFOLIO                                         ADVISER CLASS     SERVICE CLASS    INITIAL CLASS
----------                                        -------------     -------------    -------------
ING Baron Asset                                   1.55%             1.30%            1.05%
                                                  -----             -----            -----
ING Columbia Small Cap Value II                   1.65%             1.40%            1.15%
                                                  -----             -----            -----
ING Fundamental Research                          1.25%             1.00%            0.75%
                                                  -----             -----            -----
ING Lord Abbett U.S. Government Securities        1.22%             0.97%            0.72%
                                                  -----             -----            -----
ING Neuberger Berman Partners                     1.17%             0.92%            0.67%
                                                  -----             -----            -----
ING Neuberger Berman Regency                      1.38%             1.13%            0.88%
                                                  -----             -----            -----
ING Pioneer High Yield                            1.25%             1.00%            0.75%
                                                  -----             -----            -----
ING Templeton Foreign Equity                      1.48%             1.23%            0.98%
                                                  -----             -----            -----
ING UBS U.S. Small Cap Growth                     1.50%             1.25%            1.00%
                                                  -----             -----            -----


Each Portfolio set forth above may at a later date reimburse ILIAC for management fees waived and other expenses assumed by ILIAC during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. ILIAC will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.


The expense limitation agreement provides that the expense limitation shall continue until May 1, 2007 for each Portfolio listed above except ING Fundamental Research. The expense limitation for ING Fundamental Research shall continue until May 1, 2008.. The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless ILIAC provides written notice of termination of the agreement to the Independent Chairperson of the Board within ninety (90) days' of the end of the then-current term for that Portfolio or upon termination of the Investment Management Agreement. Each Expense Limitation Agreement may also be terminated by the Company, without payment of any penalty, upon written notice to ILIAC at its principal place of business within ninety (90) days' of the end of the then-current term for a Portfolio.


                                  ADMINISTRATOR


Pursuant to an Administrative Services Agreement between the Fund and ING Funds Services, LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Portfolios and is responsible for the supervision of the Company's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, IFS receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio according to the schedule set forth below. For the fiscal year ended December 31, 2005, each Portfolio paid fees to IFS for administrative services in the amount set forth below.

---------------------------------------------------------------------------------------------------
                                                              FEE
                                                        (AS A PERCENTAGE
                                                         OF AVERAGE NET      FEE RECEIVED BY IFS
                      PORTFOLIO                              ASSETS)             (IN DOLLARS)
                      ---------                              --------            ------------
---------------------------------------------------------------------------------------------------
ING American Century Large Company Value                       0.20%             $150,700
---------------------------------------------------------------------------------------------------
ING American Century Select                                    0.02%             $78,455
---------------------------------------------------------------------------------------------------
ING American Century Small-Mid Cap Value                       0.25%             $332,596
---------------------------------------------------------------------------------------------------
ING Baron Asset(1)                                             0.10%             N/A
---------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                                     0.23%             $931,939
---------------------------------------------------------------------------------------------------
ING Columbia Small Cap Value II(2)                             0.10%             N/A
---------------------------------------------------------------------------------------------------
ING Davis Venture Value                                        0.10%             $115,509
---------------------------------------------------------------------------------------------------
ING Fundamental Research                                       0.20%             $80,667
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                              FEE
                                                        (AS A PERCENTAGE
                                                         OF AVERAGE NET      FEE RECEIVED BY IFS
                      PORTFOLIO                              ASSETS)             (IN DOLLARS)
                      ---------                              --------            ------------
---------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth                            0.10%             $154,883
---------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Structured Equity                         0.20%             $211,682
---------------------------------------------------------------------------------------------------
ING JPMorgan International                                     0.20%             $1,481,606
---------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                                     0.25%             $513,768
---------------------------------------------------------------------------------------------------
ING Legg Mason Partners Aggressive Growth                      0.13%             N/A
---------------------------------------------------------------------------------------------------
ING Legg Mason Partners Large Cap Growth                       0.20%             $522,898
---------------------------------------------------------------------------------------------------
ING Lord Abbett U.S. Government Securities(1)                  0.10%             N/A
---------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                                  0.25%             N/A
---------------------------------------------------------------------------------------------------
ING Neuberger Berman Partners(1)                               0.10%             $293,454
---------------------------------------------------------------------------------------------------
ING Neuberger Berman Regency(1)                                0.10%             $1,106,400
---------------------------------------------------------------------------------------------------
ING OpCap Balanced Value                                       0.20%             $123,204
---------------------------------------------------------------------------------------------------
ING Oppenheimer Global                                         0.06%             $800,729
---------------------------------------------------------------------------------------------------
ING Oppenheimer Strategic Income                               0.04%             N/A
---------------------------------------------------------------------------------------------------
ING PIMCO Total Return                                         0.25%             $1,204,616
---------------------------------------------------------------------------------------------------
ING Pioneer High Yield(1)                                      0.10%             $126,433
---------------------------------------------------------------------------------------------------
ING T. Rowe Price Diversified Mid Cap Growth                   0.02%             $191,709
---------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                                0.15%             $1,492,074
---------------------------------------------------------------------------------------------------
ING Templeton Foreign Equity(1)                                0.10%             N/A
---------------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity                                  0.15%             $400,686
---------------------------------------------------------------------------------------------------
ING UBS U.S. Small Cap Growth(2)                               0.10%             N/A
---------------------------------------------------------------------------------------------------
ING Van Kampen Comstock                                        0.25%             $1,886,617
---------------------------------------------------------------------------------------------------
ING Van Kampen Equity and Income                               0.02%             $179,939
---------------------------------------------------------------------------------------------------

(1)   Had not commenced operations as of December 31, 2005.
(2)   As of the date of this SAI, these Portfolios had not commenced operations.

                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, serves as Custodian. BONY takes no part in the decisions relating to the purchase or sale of a Portfolio's portfolio securities. DST Systems, Incorporated, P.O. Box 219368, Kansas City, Missouri 64141-9368 serves as the Transfer Agent for the Portfolio's.

                                  LEGAL COUNSEL


Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


KPMG LLP serves as the independent registered public accounting firm to the Fund. KPMG LLP provides audit services and assistance in connection with SEC filings.

                              PRINCIPAL UNDERWRITER


The Company has entered into an Underwriting Agreement ("Underwriting Agreement") pursuant to which ING Financial Advisers, LLC ("Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Portfolios. The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Agreement. The Underwriting Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio's shares without the payment of any penalty. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of all the Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Underwriting Agreement.


                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Directors, ILIAC and the Sub-Advisers have responsibility for making the Portfolios' investment decisions, for effecting the execution of trades for the Portfolios and for negotiating any brokerage commissions thereof. It is the policy of ILIAC and the Sub-Advisers to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, ILIAC and the Sub-Advisers may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser or Sub-Advisers, will lead to the best overall quality of execution for the Portfolio. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser or Sub-Adviser.

ILIAC and the Sub-Advisers may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for ING PIMCO Total Return. ILIAC and the Sub-Advisers may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. ILIAC's and the Sub-Advisers' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either ILIAC or the Sub-Advisers believe that more than one broker can provide best execution, preference may be given to brokers who provide additional services to ILIAC or the Sub-Advisers.

Consistent with securities laws and regulations, ILIAC and the Sub-Advisers may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. ILIAC's and the Sub-Advisers' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect ILIAC's and the Sub-Advisers' opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of ILIAC and/or the Sub-Advisers. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board of Directors pursuant to Rule 17e-1. Certain officers of ILIAC and the Sub-Advisers also manage their own securities portfolios and those of their affiliates. Further, ILIAC also acts as an investment adviser to other client accounts, and the Sub-Advisers also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts.

PIMCO may purchase new issues of securities for ING PIMCO Total Return in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to ING PIMCO Total Return or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit ING PIMCO Total Return, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

To the extent ILIAC or the Sub-Advisers desire to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated and allocated in a fair and equitable manner, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Board of Directors has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain noninvestment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised by ILIAC or by one of the Sub-Advisers.

The Board of Directors also have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of Sub-Adviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a Sub-Adviser affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Adviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio(s) could purchase.

The Board of Directors, ILIAC (as Adviser), the Distributor (as principal underwriter) and each Sub-Adviser also have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio. The

Codes allow trades to be made in securities that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

For the fiscal years ended December 31, 2005, 2004, and 2003, each of the Portfolios listed below paid brokerage commissions as follows:


--------------------------------------------------------------------------------------------
                     PORTFOLIO                        2005            2004          2003
                     ---------                        ----            ----          ----
--------------------------------------------------------------------------------------------
ING American Century Large Company Value          $   49,474      $  107,604      $ 98,742
--------------------------------------------------------------------------------------------
ING American Century Select                       $  250,450      $  250,994      $298,882
--------------------------------------------------------------------------------------------
ING American Century Small-Mid Cap Value          $  113,032      $   97,267      $ 39,447
--------------------------------------------------------------------------------------------
ING Baron Asset                                        N/A *           N/A *         N/A *
--------------------------------------------------------------------------------------------
ING Baron Small Cap Growth                        $  229,400      $  179,957      $ 93,428
--------------------------------------------------------------------------------------------
ING Columbia Small Cap Value II                         N/A*           N/A *         N/A *
--------------------------------------------------------------------------------------------
ING Davis Venture Value                           $  104,514      $   95,033      $100,418
--------------------------------------------------------------------------------------------
ING Fundamental Research                          $   95,046      $   40,090      $  9,872
--------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth               $   75,823      $   95,868      $ 56,855
--------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Structured Equity            $    8,744      $    9,755      $  2,969
--------------------------------------------------------------------------------------------
ING JPMorgan International                        $  184,811      $  237,620      $168,896
--------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value                        $  126,636      $   83,521      $ 24,188
--------------------------------------------------------------------------------------------
ING Legg Mason Partners Aggressive Growth         $  296,170      $  301,114      $ 24,938
--------------------------------------------------------------------------------------------
ING Legg Mason Partners Large Cap Growth          $   33,598      $  205,401      $166,995
--------------------------------------------------------------------------------------------
ING Lord Abbett U.S. Government Securities             N/A *           N/A *         N/A *
--------------------------------------------------------------------------------------------
ING MFS Capital Opportunities                     $  446,042      $  596,831      $525,737
--------------------------------------------------------------------------------------------
ING Neuberger Berman Partners                          N/A *           N/A *         N/A *
--------------------------------------------------------------------------------------------
ING Neuberger Berman Regency                           N/A *           N/A *         N/A *
--------------------------------------------------------------------------------------------
ING OpCap Balanced Value                          $  237,882      $  258,073      $283,482
--------------------------------------------------------------------------------------------
ING Oppenheimer Global                            $1,587,282      $  127,417      $ 51,284
--------------------------------------------------------------------------------------------
ING Oppenheimer Strategic Income                  $  132,857           N/A *         N/A *
--------------------------------------------------------------------------------------------
ING PIMCO Total Return                            $   28,335      $    1,256      $  1,323
--------------------------------------------------------------------------------------------
ING Pioneer High Yield                                 N/A *           N/A *         N/A *
--------------------------------------------------------------------------------------------
ING T. Rowe Price Diversified Mid Cap Growth      $  359,209      $1,042,861      $956,131
--------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity                   $1,043,877      $  884,322      $646,483
--------------------------------------------------------------------------------------------
ING Templeton Foreign Equity                           N/A *           N/A *         N/A *
--------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity                     $  291,116      $  482,819      $990,995
--------------------------------------------------------------------------------------------
ING UBS U.S. Small Cap Growth                          N/A *           N/A *         N/A *
--------------------------------------------------------------------------------------------
ING Van Kampen Comstock                           $  458,588      $  301,845      $239,023
--------------------------------------------------------------------------------------------
ING Van Kampen Equity and Income                  $1,250,488      $   59,905      $  4,365
--------------------------------------------------------------------------------------------


* The Portfolios had not commenced investment operations during the above periods.

For the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003, the amount of affiliated brokerage commissions paid by the Portfolios was as follows:

----------------------------------------------------------------------------------------------------------------------
                                                        2005
----------------------------------------------------------------------------------------------------------------------
                                TOTAL AMOUNT      TOTAL AMOUNT OF     % OF TOTAL AMOUNT OF
                              OF COMMISSIONS     COMMISSIONS PAID     COMMISSIONS PAID TO
         PORTFOLIO                  PAID           TO AFFILIATES           AFFILIATES           AFFILIATED BROKER
----------------------------------------------------------------------------------------------------------------------
ING American Century Large
Company Value                   $   49,474            $  1,433                 2.90%          JP Morgan Chase & Co.
----------------------------------------------------------------------------------------------------------------------
ING American Century
Select                          $  250,450            $    177                 0.07%          JP Morgan Chase & Co.
----------------------------------------------------------------------------------------------------------------------
ING American Century
Small-Mid Cap Value             $  113,032            $     24                 0.02%          JP Morgan Chase & Co.
----------------------------------------------------------------------------------------------------------------------
ING Oppenheimer Global          $1,587,282            $  7,371                 0.46%          ING Barings, LLC
----------------------------------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap
Equity                          $  291,116            $    220                 0.08%          UBS Securities
----------------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock         $  458,588            $  1,585                 0.35%          Morgan Stanley
----------------------------------------------------------------------------------------------------------------------
ING Van Kampen Equity and
Income                          $1,250,488            $238,851                19.10%          Morgan Stanley
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                        2004
-------------------------------------------------------------------------------------------------------------------------
                                TOTAL AMOUNT      TOTAL AMOUNT OF     % OF TOTAL AMOUNT OF
                              OF COMMISSIONS     COMMISSIONS PAID     COMMISSIONS PAID TO
         PORTFOLIO                  PAID           TO AFFILIATES           AFFILIATES          AFFILIATED BROKER
-------------------------------------------------------------------------------------------------------------------------
ING American Century Large
Company Value                    $  107,604          $  7,175                 6.67%           Citigroup, Inc.
-------------------------------------------------------------------------------------------------------------------------
ING American Century
Small-Mid Cap Value              $   97,267          $    155                 0.16%           J.P. Morgan Chase & Co.
-------------------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R)Capital
Growth                           $   95,869          $  8,919                 9.30%           Citigroup, Inc.
-------------------------------------------------------------------------------------------------------------------------
ING Davis Venture Value
(Formerly, ING Salomon
Brothers Fundamental Value)      $   95,033          $  2,140                 2.25%           Citigroup, Inc.
-------------------------------------------------------------------------------------------------------------------------
ING Legg Mason Partners
Large Cap Growth
(Formerly, ING Salomon
Brothers Large Cap Growth)       $  205,400          $  2,635                 1.28%           Citigroup, Inc.
-------------------------------------------------------------------------------------------------------------------------
ING T. Rowe Price
Diversified Mid Cap Growth       $1,042,861          $434,421                41.66%           Fred Alger & Co., Inc.
-------------------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock          $  301,845          $  6,034                 2.00%           Morgan Stanley & Co., Inc.
-------------------------------------------------------------------------------------------------------------------------
ING Van Kampen Equity and
Income                           $   59,905          $  3,237                 5.40%           Morgan Stanley & Co., Inc.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                        2003
-------------------------------------------------------------------------------------------------------------------------
                                TOTAL AMOUNT       TOTAL AMOUNT OF    % OF TOTAL AMOUNT OF
                              OF COMMISSIONS      COMMISSIONS PAID    COMMISSIONS PAID TO
         PORTFOLIO                  PAID            TO AFFILIATES          AFFILIATES          AFFILIATED BROKER
-------------------------------------------------------------------------------------------------------------------------
ING T. Rowe Price
Diversified Mid Cap
Growth                           $  956,131          $452,261                47.30%           Fred Alger & Co., Inc.
-------------------------------------------------------------------------------------------------------------------------
ING Legg Mason Partners
Large Cap Growth
(Formerly, ING Salomon
Brothers Large Cap Growth)       $  166,995          $ 80,108                47.97%           Fred Alger & Co., Inc.
-------------------------------------------------------------------------------------------------------------------------
ING American Century
Select                           $  298,882          $221,794                74.21%           Fred Alger & Co., Inc.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                        2003
-------------------------------------------------------------------------------------------------------------------------
                                TOTAL AMOUNT       TOTAL AMOUNT OF    % OF TOTAL AMOUNT OF
                              OF COMMISSIONS      COMMISSIONS PAID    COMMISSIONS PAID TO
         PORTFOLIO                  PAID            TO AFFILIATES          AFFILIATES          AFFILIATED BROKER
-------------------------------------------------------------------------------------------------------------------------
ING American Century                                                                          J.P. Morgan Chase &
Small-Mid Cap Value              $   39,447          $    127                 0.32%           Company
-------------------------------------------------------------------------------------------------------------------------
ING Baron Small Cap
Growth                           $   93,428          $ 57,492                61.54%           Baron Capital, Inc.
-------------------------------------------------------------------------------------------------------------------------
ING Goldman Sachs
Structured Equity                $    2,969          $    758                25.53%           Goldman Sachs
-------------------------------------------------------------------------------------------------------------------------
ING American Century
Large Company Value              $   98,742          $  9,071                 9.19%           Citigroup, Inc.
-------------------------------------------------------------------------------------------------------------------------
ING Davis Venture Value
(Formerly, ING Salomon
Brothers Fundamental Value)      $  100,418          $  5,210                 5.19%           Citigroup, Inc.
-------------------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock          $  239,023          $  4,342                 1.82%           Citigroup, Inc.
-------------------------------------------------------------------------------------------------------------------------

During the fiscal year ended December 31, 2005, of the total commissions paid, the Funds received $171,823 by firms which provided research, statistical or other services to the Adviser. The Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

JP Morgan Chase is an affiliate of American Century Investment Management, Inc., the sub-adviser to the American Century Small-Mid Cap Value, ING American Century Select and ING American Century Large Company Value Portfolios. Baron Capital, Inc. is an affiliate of BAMCO, Inc., sub-adviser to the Baron Asset and Baron Small Cap Growth Portfolios. Citigroup, Inc. is an affiliate of Goldman Sachs Asset Management, L.P., the sub-adviser of the Goldman Sachs Capital Growth Portfolio and the Goldman Sachs Structured Equity Portfolio. Morgan Stanley is an affiliate of Morgan Stanley Investment Management Inc. d/b/a Van Kampen, the sub-adviser to the Van Kampen Comstock Portfolio.

As of December 31, 2005, the following Portfolios held securities of the Company's regular brokers or dealers (as defined in the 1940 Act) or their parents as follows:

--------------------------------------------------------------------------------
Portfolio                       Security Description            Value of Holding
                                                                  (in dollars)
--------------------------------------------------------------------------------
ING American Century Large      Bank of America Corp.              3,572,010
Company Value                   Bank of New York                     872,690
                                Merrill Lynch & Co., Inc.          1,645,839
                                Morgan Stanley                     1,651,134
                                Wells Fargo & Co.                  2,594,879
--------------------------------------------------------------------------------
ING American Century            Piper, Jaffray, Inc.                 537,320
Small-Mid Cap Value
--------------------------------------------------------------------------------
ING Baron Small Cap Growth      Jeffries Group, Inc.               5,622,500
--------------------------------------------------------------------------------
ING Davis Venture Value         Citigroup, Inc.                    1,654,873
                                JP Morgan Chase & Co.              2,194,857
                                Morgan Stanley                       385,832
--------------------------------------------------------------------------------
ING Fundamental Research        Bank of America Corp.              1,135,059
                                Citigroup, Inc.                    1,657,104
--------------------------------------------------------------------------------
ING Goldman Sachs Capital       JP Morgan Chase & Co.                737,202
Growth                          Merrill Lynch & Co., Inc.            600,088
                                Morgan Stanley                       553,215
--------------------------------------------------------------------------------
ING Goldman Sachs Structured    Bank of America Corp.              3,355,156
Equity                          Citigroup, Inc.                      677,700
--------------------------------------------------------------------------------
ING JPMorgan                    ABN Amro Holding NV               11,553,521
International                   UBS AG                            19,912,115
                                HSBC Securities                   25,019,488
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                       Security Description            Value of Holding
                                                                  (in dollars)
--------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value      E*Trade Financial Corp.            1,353,814
--------------------------------------------------------------------------------
ING Legg Mason Partners         Goldman Sachs Group, Inc.            344,306
Aggressive Growth               Lehman Brothers Holdings, Inc.    59,804,635
                                Merrill Lynch & Co., Inc.         38,075,097
--------------------------------------------------------------------------------
ING Legg Mason Partners         Merrill Lynch & Co., Inc.          2,424,734
Large Cap Growth                Morgan Stanley                     1,651,134
--------------------------------------------------------------------------------
ING MFS Capital                 Bank of America Corp.              3,010,088
Opportunities                   JP Morgan Chase & Co.              4,105,137
--------------------------------------------------------------------------------
ING OpCap Balanced Value        Bear Stearns & Co., Inc.             752,342
                                Citigroup, Inc.                    6,990,092
                                Credit Suisse First Boston           970,303
                                Goldman Sachs Group, Inc.            515,048
                                JP Morgan Chase & Co.              2,748,360
                                Merrill Lynch & Co., Inc.            818,840
--------------------------------------------------------------------------------
ING Oppenheimer Global          Citigroup, Inc.                    6,478,755
                                Credit Suisse First Boston        26,391,169
                                HSBC Securities                   23,202,621
                                JP Morgan Chase & Co.             19,991,853
                                Morgan Stanley                    26,077,704
                                Societe Generale                  22,877,513
--------------------------------------------------------------------------------
ING Oppenheimer Strategic       Bank of America Corp.              1,519,187
Income                          Bear Stearns & Co., Inc.              49,450
                                BNP Paribas                           75,657
                                Citigroup, Inc.                      333,646
                                HSBC Securities                    1,026,157
                                JP Morgan Chase & Co.                305,560
                                Lehman Brothers Holdings Inc.        395,200
                                UBS AG                               839,130
--------------------------------------------------------------------------------
ING PIMCO Total Return          Bank of America Corp.              3,095,043
                                Bear Stearns & Co., Inc.           2,104,823
                                Citigroup, Inc.                    1,215,484
                                Credit Suisse First Boston           211,548
                                Morgan Stanley                       100,348
--------------------------------------------------------------------------------
ING T. Rowe Price               Legg Mason, Inc.                   7,803,788
Diversified Mid Cap
--------------------------------------------------------------------------------
ING T. Rowe Price Growth        Citigroup, Inc.                   26,284,333
Equity                          Goldman Sachs Group, Inc.          5,414,904
                                Legg Mason, Inc.                   6,355,539
                                Merrill Lynch & Co., Inc.         11,365,094
                                UBS AG                            24,886,471
--------------------------------------------------------------------------------
ING UBS U.S. Large Cap          Citigroup, Inc.                   12,753,684
Equity                          JPMorgan Chase & Co.               6,659,982
                                Morgan Stanley                     8,953,572
--------------------------------------------------------------------------------
ING Van Kampen Comstock         Bank of America Securities, Inc.  23,015,005
                                Citigroup, Inc.                   23,211,899
                                JPMorgan Chase & Co.               6,707,610
                                Merrill Lynch & Co., Inc.          6,224,387
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio                       Security Description            Value of Holding
                                                                  (in dollars)
--------------------------------------------------------------------------------
ING Van Kampen Equity and       Bank of America Securities, Inc.   8,401,146
Income                          Citigroup, Inc.                   15,125,830
                                Goldman Sachs Group, Inc.          3,759,782
                                JPMorgan Chase & Co.              18,823,062
                                Merrill Lynch & Co., Inc.         14,836,257
--------------------------------------------------------------------------------

The Company may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Company under which the broker-dealer allocates a portion of the commissions paid by a Portfolio toward the reduction of the Portfolio's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.


                               PORTFOLIO TURNOVER

A change in securities held in the portfolio of a Portfolio is known as "portfolio turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolios.

                              DESCRIPTION OF SHARES


The Articles of Incorporation authorize the Company to issue 13,600,000,000 shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares.


Each Initial Share, Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.


Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Service Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Service Class held by customers of such Service Organizations.


Adviser Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Portfolio's Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.


Ms. Tillinghast, Vice President of the Company, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ILIAC, the parent company of the Distributor.


Adviser Class shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Adviser Class held by customers of such Service Organizations.

The tables below disclose the shareholder servicing and 12b-1 fees paid by each of the Portfolios for the year ended December 31, 2005:


--------------------------------------------------------------------------------
PORTFOLIO                                            FEE PAID OUT (IN DOLLARS)
--------------------------------------------------------------------------------
                                                    Shareholder
                                                     Servicing          12b-1
--------------------------------------------------------------------------------
ING American Century Large Company Value
     Initial                                                 --            --
     Service Class                                      126,934            --
     Adviser Class                                       23,121        23,121
--------------------------------------------------------------------------------
ING American Century Select
     Initial                                                 --            --
     Service Class                                       23,983            --
     Adviser Class                                       23,279        60,545
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                                            FEE PAID OUT (IN DOLLARS)
--------------------------------------------------------------------------------
                                                    Shareholder
                                                     Servicing          12b-1
--------------------------------------------------------------------------------
ING American Century Small-Mid Cap Value
     Initial                                                 --            --
     Service Class                                      100,460            --
     Adviser Class                                       18,230        18,230
--------------------------------------------------------------------------------
ING Baron Asset
     Initial                                                 --            --
     Service Class                                           --            --
     Adviser Class                                           --            --
--------------------------------------------------------------------------------
ING Baron Small Cap Growth
     Initial                                                 --            --
     Service Class                                      388,299            --
     Adviser Class                                       62,939        62,939
--------------------------------------------------------------------------------
ING Columbia Small Cap Value II(1)
     Initial                                                 --            --
     Service Class                                           --            --
     Adviser Class                                           --            --
--------------------------------------------------------------------------------
ING Davis Venture Value
     Initial                                                 --            --
     Service Class                                      113,863            --
     Adviser Class                                       34,338        34,337
--------------------------------------------------------------------------------
ING Fundamental Research
     Initial                                                 --            --
     Service Class                                       81,273            --
     Adviser Class                                        8,996         8,996
--------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth
     Initial                                                 --            --
     Service Class                                      178,319            --
     Adviser Class                                       10,367        10,367
--------------------------------------------------------------------------------
ING Goldman Sachs(R) Structured Equity
     Initial                                                 --            --
     Service Class                                      263,068            --
     Adviser Class                                        1,528         1,528
--------------------------------------------------------------------------------
ING JPMorgan International
     Initial                                                 --            --
     Service Class                                      958,828            --
     Adviser Class                                        6,729         6,729
--------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value
     Initial                                                 --            --
     Service Class                                      187,167            --
     Adviser Class                                       20,964        20,964
--------------------------------------------------------------------------------
ING Legg Mason Partners Aggressive Growth
     Initial                                                 --            --
     Service Class                                      989,006            --
     Adviser Class                                       13,105        13,105
--------------------------------------------------------------------------------
ING Legg Mason Partners Large Cap Growth
     Initial                                                 --            --
     Service Class                                       37,007            --
     Adviser Class                                       72,124        72,124
--------------------------------------------------------------------------------
ING Lord Abbett U.S. Government Securities
     Initial                                                 --            --
     Service Class                                           --            --
     Adviser Class                                           --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                                            FEE PAID OUT (IN DOLLARS)
--------------------------------------------------------------------------------
                                                    Shareholder
                                                     Servicing          12b-1
--------------------------------------------------------------------------------
ING MFS Capital Opportunities
     Initial                                                 --            --
     Service Class                                          921            --
     Adviser Class                                          574           574
--------------------------------------------------------------------------------
ING Neuberger Berman Partners
     Initial                                                 --            --
     Service Class                                           --            --
     Adviser Class                                           --            --
--------------------------------------------------------------------------------
ING Neuberger Berman Regency
     Initial                                                 --            --
     Service Class                                           --            --
     Adviser Class                                           --            --
--------------------------------------------------------------------------------
ING OpCap Balanced Value
     Initial                                                 --            --
     Service Class                                      347,244            --
     Adviser Class                                        9,158         9,158
--------------------------------------------------------------------------------
ING Oppenheimer Global
     Initial                                                 --            --
     Service Class                                       46,843            --
     Adviser Class                                      316,418       316,418
--------------------------------------------------------------------------------
ING Oppenheimer Strategic Income(2)
     Initial                                                 --            --
     Service Class                                       31,334            --
     Adviser Class                                        2,397         1,084
--------------------------------------------------------------------------------
ING PIMCO Total Return
     Initial                                                 --            --
     Service Class                                       17,661            --
     Adviser Class                                        4,860         4,860
--------------------------------------------------------------------------------
ING Pioneer High Yield
     Initial                                                 --            --
     Service Class                                           --            --
     Adviser Class                                           --            --
--------------------------------------------------------------------------------
ING T. Rowe Price Diversified Mid Cap Growth
     Initial                                                 --            --
     Service Class                                       57,210            --
     Adviser Class                                      174,588       174,588
--------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity
     Initial                                                 --            --
     Service Class                                      189,650            --
     Adviser Class                                      204,711       204,711
--------------------------------------------------------------------------------
ING Templeton Foreign Equity
     Initial                                                 --            --
     Service Class                                           --            --
     Adviser Class                                           --            --
--------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity
     Initial                                                 --            --
     Service Class                                       13,765            --
     Adviser Class                                          425           425
--------------------------------------------------------------------------------
ING UBS U.S. Small Cap Growth(1)
     Initial                                                 --            --
     Service Class                                           --            --
     Adviser Class                                           --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO                                            FEE PAID OUT (IN DOLLARS)
--------------------------------------------------------------------------------
                                                    Shareholder
                                                     Servicing          12b-1
--------------------------------------------------------------------------------
ING Van Kampen Comstock
     Initial                                                 --            --
     Service Class                                    1,069,585            --
     Adviser Class                                       41,968        41,968
--------------------------------------------------------------------------------
ING Van Kampen Equity and Income
     Initial                                                 --            --
     Service Class                                       12,255            --
     Adviser Class                                        3,024         3,024
--------------------------------------------------------------------------------


(1)   Portfolio had not commenced operations as of the date of this SAI.
(2) The Distributor has contractually agreed to waive all or a portion of its Shareholder Services fees and/or reimburse Shareholder Services fees for the Portfolio's Adviser and Service Class Shares so that Total Net Operating Expenses do not exceed 0.75% through April 30, 2006.

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Portfolios for the fiscal period ended December 31, 2005 were as follows:


-----------------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES                           ADVISER CLASS    INITIAL CLASS    SERVICE CLASS
-----------------------------------------------------------------------------------------------
ING AMERICAN CENTURY LARGE COMPANY VALUE
-----------------------------------------------------------------------------------------------
Advertising .................................               1                3                2
-----------------------------------------------------------------------------------------------
Printing ....................................              15               59               40
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          13,870           53,958           40,062
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             191              807              541
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             585            2,533            1,624
-----------------------------------------------------------------------------------------------
TOTAL .......................................          14,662           57,360           42,269
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING AMERICAN CENTURY SELECT
-----------------------------------------------------------------------------------------------
Advertising .................................               1               15                1
-----------------------------------------------------------------------------------------------
Printing ....................................              28              278               13
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          27,458          236,853           13,892
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             349            3,194              176
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................           1,020            9,135              505
-----------------------------------------------------------------------------------------------
TOTAL .......................................          28,856          249,475           14,587
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING AMERICAN CENTURY SMALL-MID CAP VALUE
-----------------------------------------------------------------------------------------------
Advertising .................................               1                3                2
-----------------------------------------------------------------------------------------------
Printing ....................................              16               53               42
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          14,489           50,214           40,250
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             199              698              541
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             615            2,129            1,618
-----------------------------------------------------------------------------------------------
TOTAL .......................................          15,320           53,097           42,453
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES                           ADVISER CLASS    INITIAL CLASS    SERVICE CLASS
-----------------------------------------------------------------------------------------------
ING BARON ASSET(1)
-----------------------------------------------------------------------------------------------
Advertising .................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Printing ....................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
TOTAL .......................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING BARON SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------
Advertising .................................               2                6               14
-----------------------------------------------------------------------------------------------
Printing ....................................              41              105              263
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          40,285           98,608          242,577
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             527            1,370            3,293
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................           1,573            4,202           10,063
-----------------------------------------------------------------------------------------------
TOTAL .......................................          42,428          104,291          256,210
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING COLUMBIA SMALL CAP VALUE II(2)
-----------------------------------------------------------------------------------------------
Advertising .................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Printing ....................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
TOTAL .......................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING DAVIS VENTURE VALUE
-----------------------------------------------------------------------------------------------
Advertising .................................               1                0                2
-----------------------------------------------------------------------------------------------
Printing ....................................              19                3               38
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          22,739            2,949           37,104
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             274               39              488
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             757              114            1,435
-----------------------------------------------------------------------------------------------
TOTAL .......................................          23,790            3,105           39,067
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING FUNDAMENTAL RESEARCH
-----------------------------------------------------------------------------------------------
Advertising .................................               0                1                2
-----------------------------------------------------------------------------------------------
Printing ....................................               3               12               28
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................           2,975           12,049           28,393
-----------------------------------------------------------------------------------------------
Broker Servicing ............................              43              211              382
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             126              675            1,139
-----------------------------------------------------------------------------------------------
TOTAL .......................................           3,147           12,948           29,944
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING GOLDMAN SACHS CAPITAL GROWTH
-----------------------------------------------------------------------------------------------
Advertising .................................               0                0                2
-----------------------------------------------------------------------------------------------
Printing ....................................               4                5               43
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................           3,876            3,936           42,542
-----------------------------------------------------------------------------------------------
Broker Servicing ............................              50               54              545
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             143              166            1,576
-----------------------------------------------------------------------------------------------
TOTAL .......................................           4,073            4,161           44,708
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING GOLDMAN SACHS STRUCTURED EQUITY
-----------------------------------------------------------------------------------------------
Advertising .................................               0                0                3
-----------------------------------------------------------------------------------------------
Printing ....................................               4                0               61
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................           4,273                0           61,221
-----------------------------------------------------------------------------------------------
Broker Servicing ............................              57                0              795
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             165                0            2,318
-----------------------------------------------------------------------------------------------
TOTAL .......................................           4,499                0           64,398
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES                           ADVISER CLASS    INITIAL CLASS    SERVICE CLASS
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING JPMORGAN INTERNATIONAL
-----------------------------------------------------------------------------------------------
Advertising .................................               0               14               36
-----------------------------------------------------------------------------------------------
Printing ....................................               5              273              691
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................           4,167          280,278          667,799
-----------------------------------------------------------------------------------------------
Broker Servicing ............................              57            3,666            9,034
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             176           10,739           27,011
-----------------------------------------------------------------------------------------------
TOTAL .......................................           4,405          294,970          704,571
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING JPMORGAN MID CAP VALUE
-----------------------------------------------------------------------------------------------
Advertising .................................               1                5                4
-----------------------------------------------------------------------------------------------
Printing ....................................              18               87               81
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          15,914           83,601           79,846
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             216            1,104            1,003
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             661            3,302            2,934
-----------------------------------------------------------------------------------------------
TOTAL .......................................          16,810           88,099           83,868
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING LORD ABBETT U.S. GOVERNMENT SECURITIES(1)
-----------------------------------------------------------------------------------------------
Advertising .................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Printing ....................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
TOTAL .......................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING MFS CAPITAL OPPORTUNITIES
-----------------------------------------------------------------------------------------------
Advertising .................................               0                6                0
-----------------------------------------------------------------------------------------------
Printing ....................................               0              112                0
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             412          110,283              284
-----------------------------------------------------------------------------------------------
Broker Servicing ............................               4            1,434                3
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................              15            4,168               11
-----------------------------------------------------------------------------------------------
TOTAL .......................................             431          116,003              298
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING NEUBERGER BERMAN PARTNERS(1)
-----------------------------------------------------------------------------------------------
Advertising .................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Printing ....................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
TOTAL .......................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING NEUBERGER BERMAN REGENCY(1)
-----------------------------------------------------------------------------------------------
Advertising .................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Printing ....................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
TOTAL .......................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES                           ADVISER CLASS    INITIAL CLASS    SERVICE CLASS
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING OPCAP BALANCED VALUE
-----------------------------------------------------------------------------------------------
Advertising .................................               0                0                5
-----------------------------------------------------------------------------------------------
Printing ....................................               4                6               85
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................           3,573            5,626           83,152
-----------------------------------------------------------------------------------------------
Broker Servicing ............................              47               77            1,056
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             137              229            3,081
-----------------------------------------------------------------------------------------------
TOTAL .......................................           3,761            5,938           87,379
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING OPPENHEIMER GLOBAL
-----------------------------------------------------------------------------------------------
Advertising .................................               5               77                7
-----------------------------------------------------------------------------------------------
Printing ....................................              90            1,470              129
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          85,124        1,296,604          113,692
-----------------------------------------------------------------------------------------------
Broker Servicing ............................           1,115           17,793            1,612
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................           3,274           51,899            5,093
-----------------------------------------------------------------------------------------------
TOTAL .......................................          89,608        1,367,843          120,533
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING OPPENHEIMER STRATEGIC INCOME
-----------------------------------------------------------------------------------------------
Advertising .................................               0               12                4
-----------------------------------------------------------------------------------------------
Printing ....................................               8              235               70
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................           6,152          207,406           63,350
-----------------------------------------------------------------------------------------------
Broker Servicing ............................              85            2,803              793
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             260            8,088            2,348
-----------------------------------------------------------------------------------------------
TOTAL .......................................           6,505          218,544           66,565
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING PIMCO TOTAL RETURN
-----------------------------------------------------------------------------------------------
Advertising .................................               2               11                5
-----------------------------------------------------------------------------------------------
Printing ....................................              28              216              100
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          27,032          215,157           99,130
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             366            2,878            1,319
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................           1,106            8,589            3,926
-----------------------------------------------------------------------------------------------
TOTAL .......................................          28,534          226,851          104,480
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING PIONEER HIGH YIELD(1)
-----------------------------------------------------------------------------------------------
Advertising .................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Printing ....................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
TOTAL .......................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING LEGG MASON PARTNERS AGGRESSIVE GROWTH
-----------------------------------------------------------------------------------------------
Advertising .................................               1               15               32
-----------------------------------------------------------------------------------------------
Printing ....................................              10              293              602
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          10,008          300,833          624,611
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             136            4,001            8,098
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             415           11,795           23,517
-----------------------------------------------------------------------------------------------
TOTAL .......................................          10,570          316,937          656,860
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES                           ADVISER CLASS    INITIAL CLASS    SERVICE CLASS
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING LEGG MASON PARTNERS LARGE CAP GROWTH
-----------------------------------------------------------------------------------------------
Advertising .................................               1                1                1
-----------------------------------------------------------------------------------------------
Printing ....................................              19               17                9
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          18,022           16,054            9,954
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             235              213              132
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             690              624              391
-----------------------------------------------------------------------------------------------
TOTAL .......................................          18,967           16,909           10,487
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH
-----------------------------------------------------------------------------------------------
Advertising .................................               3               48                2
-----------------------------------------------------------------------------------------------
Printing ....................................              59              907               28
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          55,825          758,851           31,553
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             742            9,861              409
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................           2,205           29,015            1,171
-----------------------------------------------------------------------------------------------
TOTAL .......................................          58,834          798,682           33,163
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING T. ROWE PRICE GROWTH EQUITY
-----------------------------------------------------------------------------------------------
Advertising .................................               5               26               13
-----------------------------------------------------------------------------------------------
Printing ....................................              89              497              254
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          90,544          478,160          209,390
-----------------------------------------------------------------------------------------------
Broker Servicing ............................           1,172            6,330            2,842
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................           3,453           18,803            8,716
-----------------------------------------------------------------------------------------------
TOTAL .......................................          95,263          503,816          221,215
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING TEMPLETON FOREIGN EQUITY(1)
-----------------------------------------------------------------------------------------------
Advertising .................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Printing ....................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
TOTAL .......................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING UBS U.S. LARGE CAP EQUITY
-----------------------------------------------------------------------------------------------
Advertising .................................               0                8                2
-----------------------------------------------------------------------------------------------
Printing ....................................               2              159               32
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             896          146,900           29,945
-----------------------------------------------------------------------------------------------
Broker Servicing ............................              14            1,908              435
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................              43            5,623            1,355
-----------------------------------------------------------------------------------------------
TOTAL .......................................             955          154,598           31,769
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING UBS U.S. SMALL CAP GROWTH(2)
-----------------------------------------------------------------------------------------------
Advertising .................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Printing ....................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------
TOTAL .......................................             N/A              N/A              N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES                           ADVISER CLASS    INITIAL CLASS    SERVICE CLASS
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING VAN KAMPEN COMSTOCK
-----------------------------------------------------------------------------------------------
Advertising .................................               2                7               28
-----------------------------------------------------------------------------------------------
Printing ....................................              28              141              532
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          26,969          135,942          509,126
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             392            1,937            6,818
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................           1,207            5,927           20,384
-----------------------------------------------------------------------------------------------
TOTAL .......................................          28,598          143,954          536,888
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ING VAN KAMPEN EQUITY AND INCOME
-----------------------------------------------------------------------------------------------
Advertising .................................               1               33                7
-----------------------------------------------------------------------------------------------
Printing ....................................              24              635              129
-----------------------------------------------------------------------------------------------
Salaries & Commissions ......................          28,655          553,304          119,539
-----------------------------------------------------------------------------------------------
Broker Servicing ............................             351            7,301            1,716
-----------------------------------------------------------------------------------------------
Miscellaneous ...............................             985           20,911            5,349
-----------------------------------------------------------------------------------------------
TOTAL .......................................          30,016          582,184          126,740
-----------------------------------------------------------------------------------------------

(1)   Portfolio had not commenced operations as of December 31, 2005.


(2)   Portfolio had not commenced operations as of the date of this SAI.

Shareholders of the Adviser Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shareholders of Initial Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.


The Directors of the Company shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Company, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

                             PERFORMANCE INFORMATION

      The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

      Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD = 2 [((a-b)/cd + 1) TO THE POWER OF 6 - 1]

where,

a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
d = the maximum offering price per share on the last day of the period.

      Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


      Because the ING Baron Asset, ING Columbia Small Cap Value II, ING Lord Abbett U.S. Government Securities, ING Neuberger Berman Partners, ING Neuberger Berman Regency, ING Pioneer High Yield, ING Templeton Foreign Equity and ING UBS
U. S. Small Cap Growth Portfolios had not commenced operations as of December 31, 2005, performance returns are not available.

--------------------------------------------------------------------------------------------------------------
                                                 1 Year      5 Years      10 Years     Since       Date of
                                                                                     Inception    Inception
--------------------------------------------------------------------------------------------------------------
ING American Century Large Company Value
     Initial                                       1.51%         --           --       3.27%       12/10/01
     Service Class                                 1.26%         --           --       3.00%       12/10/01
     Adviser Class                                 1.09%         --           --       2.74%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING American Century Select
     Initial                                       0.96%         --           --      (1.21)%      12/10/01
     Service Class                                 0.65%         --           --      (1.50)%      12/10/01
     Adviser Class                                 0.43%         --           --      (1.73)%      12/10/01
--------------------------------------------------------------------------------------------------------------
ING American Century Small-Mid Cap Value
     Initial                                       8.17%         --           --      10.83%       05/01/02
     Service Class                                 7.85%         --           --      10.56%       05/01/02
     Adviser Class                                 7.65%         --           --      10.28%       05/01/02
--------------------------------------------------------------------------------------------------------------
ING Baron Small Cap Growth
     Initial                                       7.64%         --           --      14.06%       05/01/02
     Service Class                                 7.35%         --           --      13.77%       05/01/02
     Adviser Class                                 7.07%         --           --      13.46%       05/01/02
--------------------------------------------------------------------------------------------------------------
ING Davis Venture Value
     Initial                                       4.10%         --           --       4.98%       12/10/01
     Service Class                                 3.89%         --           --       4.72%       12/10/01
     Adviser Class                                 3.62%         --           --       4.47%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING Fundamental Research
     Initial                                       5.90%         --           --       3.32%       12/10/01
     Service Class                                 5.71%         --           --       3.10%       12/10/01
     Adviser Class                                 5.33%         --           --       2.83%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Capital Growth
     Initial                                       2.17%         --           --       0.77%       12/10/01
     Service Class                                 1.90%         --           --       0.52%       12/10/01
     Adviser Class                                 1.69%         --           --       0.42%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING Goldman Sachs(R) Structured Equity
     Initial                                       5.88%         --           --      16.24%       05/01/03
     Service Class                                 5.54%         --           --      15.87%       05/01/03
     Adviser Class                                 5.26%         --           --      15.34%       05/01/03
--------------------------------------------------------------------------------------------------------------
ING JPMorgan International
     Initial                                       9.95%       0.27%          --       5.66%       11/28/97
     Service Class                                 9.79%         --           --       7.81%       12/10/01
     Adviser Class                                 9.42%         --           --       7.52%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING JPMorgan Mid Cap Value
     Initial                                       8.71%         --           --      13.41%       05/01/02
     Service Class                                 8.49%         --           --      13.14%       05/01/02
     Adviser Class                                 8.11%         --           --      12.84%       05/01/02
--------------------------------------------------------------------------------------------------------------
ING Legg Mason Partners Aggressive Growth
     Initial                                      11.44%      (3.95)%         --       1.48%       11/28/97
     Service Class                                11.17%         --           --       1.75%       10/10/01
     Adviser Class                                10.90%         --           --       1.49%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING Legg Mason Partners Large Cap Growth
     Initial                                       5.24%         --           --      12.30%       05/01/03
     Service Class                                 5.02%         --           --      12.02%       05/01/03
     Adviser Class                                 4.69%         --           --      11.75%       05/01/03
--------------------------------------------------------------------------------------------------------------
ING MFS Capital Opportunities
     Initial                                       1.56%      (5.05)%         --       4.16%       11/28/97
     Service Class                                 1.25%         --           --       0.28%       12/10/01
     Adviser Class                                 1.03%         --           --       0.03%       12/10/01
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 1 Year      5 Years      10 Years     Since       Date of
                                                                                     Inception    Inception
--------------------------------------------------------------------------------------------------------------
ING OpCap Balanced Value
     Initial                                       2.98%         --           --       3.75%       12/10/01
     Service Class                                 2.70%         --           --       3.48%       12/10/01
     Adviser Class                                 2.46%         --           --       3.23%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING Oppenheimer Global
     Initial                                      13.57%         --           --      11.08%       05/01/02
     Service Class                                13.27%         --           --      10.46%       05/01/02
     Adviser Class                                13.07%         --           --      10.22%       05/01/02
--------------------------------------------------------------------------------------------------------------
ING Oppenheimer Strategic Income
     Initial                                       1.09%         --           --       2.17%       11/08/04
     Service Class                                 0.84%         --           --       1.84%       11/08/04
     Adviser Class                                 0.61%         --           --       1.63%       11/08/04
--------------------------------------------------------------------------------------------------------------
ING PIMCO Total Return
     Initial                                       2.36%         --           --       5.31%       05/01/02
     Service Class                                 2.08%         --           --       5.04%       05/01/02
     Adviser Class                                 1.80%         --           --       4.78%       05/01/02
--------------------------------------------------------------------------------------------------------------
ING T. Rowe Price Diversified Mid Cap Growth
     Initial                                       9.26%         --           --       4.98%       12/10/01
     Service Class                                 8.96%         --           --       4.68%       12/10/01
     Adviser Class                                 8.64%         --           --       4.44%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING T. Rowe Price Growth Equity
     Initial                                       6.17%       1.04%          --       6.59%       11/28/97
     Service Class                                 5.92%         --           --       3.68%       12/10/01
     Adviser Class                                 5.66%         --           --       3.42%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING UBS U.S. Large Cap Equity
     Initial                                       9.38%      (1.40)%         --       3.62%       11/28/97
     Service Class                                 8.99%         --           --       3.75%       12/10/01
     Adviser Class                                 8.67%         --           --       3.52%       12/10/01
--------------------------------------------------------------------------------------------------------------
ING Van Kampen Comstock
     Initial                                       3.74%         --           --       7.93%       05/01/02
     Service Class                                 3.47%         --           --       7.68%       05/01/02
     Adviser Class                                 3.20%         --           --       7.40%       05/01/02
--------------------------------------------------------------------------------------------------------------
ING Van Kampen Equity and Income
     Initial                                       8.02%         --           --       3.84%       12/10/01
     Service Class                                 7.77%         --           --       3.58%       12/10/01
     Adviser Class                                 7.49%         --           --       3.32%       12/10/01
--------------------------------------------------------------------------------------------------------------


                                 NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. See "Shareholder Information - Net Asset Value" in the Prospectuses. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuation recommendations suggested by such research service, and valuations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

                                      TAXES

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY-- Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

QUALIFICATION OF SEGREGATED ASSET ACCOUNTS-- Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate share of the assets of the separate account. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES-- A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS-- The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

                              FINANCIAL STATEMENTS


The financial statements and independent registered public accounting firm's report thereon for each Portfolio (except ING Baron Asset Portfolio, ING Columbia Small Cap Value II Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, ING Templeton Foreign Equity Portfolio and ING UBS U.S. Small Cap Growth Portfolio) are included in the Company's annual shareholder report as of and for the period ended December 31, 2005, and have been incorporated into this SAI.

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                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

                                    APPENDIX B

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 10, 2003
                          REVISION DATE: MARCH 16, 2006

                                   ----------

I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.   DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.    APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

Committee at its next regularly scheduled meeting.

V.     VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

       A.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

       B.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

            2.   NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

            If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

            If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

            4.   Referrals to a Fund's Valuation, Proxy and Brokerage Committee

            A Fund's Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

            The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

            The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.    CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.   REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.   Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

       Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

       Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

       B.   Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

       C.   Proxy Group

       The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

       A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

       For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

       D.   Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

       C.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

            2.   NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

       A.   Assessment of the Agent

            The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

            Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

       B.   Conflicts of Interest

            The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

            In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

            For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

            The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

          NAME                                        TITLE OR AFFILIATION
Stanley D. Vyner            Chief Investment Risk Officer and Executive Vice President, ING
                            Investments, LLC

Todd Modic                  Senior Vice President, ING Funds Services, LLC and ING Investments, LLC;
                            and Chief Financial Officer of the ING Funds

Maria Anderson              Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                Proxy Coordinator for the ING Funds and Manager - Special Projects, ING
                            Funds Services, LLC

Julius Drelick              Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.     Counsel, ING Americas US Legal Services

Steve Wastek, Esq.          Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.     INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.     THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such independent outside director nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill considerations (E.G., failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect", generally DO NOT WITHHOLD support from nominees who sit on the compensation committee or from the pay package recipient. If the Agent has raised other considerations regarding compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee and served during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees who sit on up to (and including) seven public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be four, above which the nominee shall be considered on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights. Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.
Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered.

2.     PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.     AUDITORS

RATIFYING AUDITORS

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.     PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

TIME-PHASED VOTING

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.     TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

AMENDMENTS TO CORPORATE DOCUMENTS

Unless recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger, generally, vote AGAINST proposals seeking to remove shareholder approval requirements by (1) moving article provisions to portions of the charter not requiring shareholder approval or (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested. Generally, vote AGAINST proposals for charter amendments that may support board entrenchment, particularly if the proposal is bundled or the board is classified.
Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.     MISCELLANEOUS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

    - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
    -  If the dissidents agree, the policy remains in place.
    - If the dissidents do not agree, the confidential voting policy is waived. Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

MAJORITY VOTING STANDARD

Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders. For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.     CAPITAL STRUCTURE

Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds or those in excess but meeting Agent's qualitative standards, but consider on a

       CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.
Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.     EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.
    - Generally, vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it.
    - Consider plans CASE-BY-CASE if Agent suggests cost assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s).
    - Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance.

    -  Generally, vote AGAINST plans administered by potential grant recipients.
    - Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

RESTRICTED STOCK PLANS

Consider proposals for restricted stock plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent's criteria for acceptable repricing/replacement transactions, except that burn rate considerations raised by the Agent shall not be grounds for withholding support. Vote AGAINST compensation plans that (1) permit or may permit (E.G., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or (3) give the board sole discretion to approve option repricing/replacement programs.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
    FEATURES

    Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

    Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

    Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

    Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote AGAINST shareholder proposals that seek disclosure beyond regulatory requirements of the remuneration of individuals other than senior executives and directors. However, vote AGAINST shareholder proposals that seek such disclosure if providing it would be out of step with market practice and potentially disruptive to the business.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, including "claw back" recoupments.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.     STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.    MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach to evaluating such proposals.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.    MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.    GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (E.G., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:
    -  the opening of the shareholder meeting
    -  that the meeting has been convened under local regulatory requirements
    -  the presence of quorum
    -  the agenda for the shareholder meeting
    -  the election of the chair of the meeting
    -  the appointment of shareholders to co-sign the minutes of the meeting
    -  regulatory filings (E.G., to effect approved share issuances)
    - the designation of inspector or shareholder representative(s) of minutes of meeting
    - the designation of two shareholders to approve and sign minutes of meeting
    -  the allowance of questions
    -  the publication of minutes
    -  the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent's recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:
    -  bundled slates of nominees in (Hong Kong or France);
    -  simultaneous reappointment of retiring directors (South Africa);
    - in markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or
    - nominees whose names are not disclosed in advance of the meeting (Hong Kong or South Africa).

Consider nominees for which the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S. Guidelines with respect to director attendance shall apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

BOARD STRUCTURE

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.

INDEPENDENT STATUTORY AUDITORS

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

NOMINATING COMMITTEE

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason.

STOCK OPTION PLANS FOR INDEPENDENT INTERNAL STATUTORY AUDITORS

With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

EQUITY COMPENSATION PLANS

Unless otherwise provided for herein, votes with respect to compensation plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features.

SHARES RESERVED FOR EQUITY COMPENSATION PLANS

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests. Generally, vote AGAINST equity compensation plans (E.G., option, warrant, restricted stock or employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:
    -  exceed Agent's recommended dilution limits;
    - provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);
    -  are administered by potential grant recipients;
    - permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;
    - for restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);
    - allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;
    - provide for terms or participation that is markedly out of line with market practice;

    - provide for retesting in connection with achievement of performance hurdles unless the Agent's analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the amount of compensation subject to retesting is DE MINIMIS as a percentage of overall compensation or relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

REMUNERATION REPORTS

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting (1) practices or features not supported under these Guidelines (2) financial assistance or retesting under the conditions described above, or (3) provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Except as described above, consider provisions Agent raises with concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria on a CASE-BY-CASE basis.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

GENERAL SHARE ISSUANCES

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without preemptive rights to a maximum of 20 percent of currently issued capital.
Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company's rationale.
Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

INCREASES IN AUTHORIZED CAPITAL

Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach, as follows:
Generally, vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital, unless:
    - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
    - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

PREFERRED STOCK

Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach, including:
    - Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
    - Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests.
    - Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

POISON PILLS/PROTECTIVE PREFERENCE SHARES

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover issuances that do not meet the Agent's standards, but generally DO NOT VOTE AGAINST director nominees or remuneration in connection with poison pill considerations raised by the Agent.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

APPROVAL OF DONATIONS

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
    -  it is editorial in nature;
    -  shareholder rights are protected;
    -  there is negligible or positive impact on shareholder value;
    - management provides adequate reasons for the amendments or the Agent otherwise supports management's position; or
    -  the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
    - Generally vote FOR management proposals to amend a company's articles to expand its business lines.
    - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
    - If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date.
    - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS

In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                 1-800-262-3862

                  ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO*
                      ING FIDELITY(R) VIP GROWTH PORTFOLIO
                   ING FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
                      ING FIDELITY(R) VIP MID CAP PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 28, 2006


                         SERVICE CLASS AND ADVISER CLASS


This Statement of Additional Information ("SAI") relates to the Series listed above (each a "Feeder Portfolio and collectively, the "Feeder Portfolios") of ING Partners, Inc. ("Company"). A prospectus for the Portfolios dated April 28, 2006 ("Prospectus"), that provides the basic information you should know before investing in the Feeder Portfolios, may be obtained without charge from the Feeder Portfolios or the Feeder Portfolios principal underwriter, ING Financial Advisers, LLC, the address written above. This SAI is not a prospectus but is incorporated herein by reference and should be read in conjunction with the Prospectus for the Portfolios dated April 28, 2006, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in the SAI are used as defined terms in the Prospectus. Copies of the Prospectus and annual or semi-annual shareholder reports may be obtained without charge by contacting the Company at the address or phone number written above.

The information in this SAI expands on the information combined in the Prospectus and any supplements thereto. The Feeder Portfolios' financial statements and the independent registered public accounting firm's report thereon included in the annual shareholder report dated December 31, 2005, are incorporated herein by reference.

Shares of the Feeder Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates in connection with the creation or management of the Portfolios. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Feeder Portfolios are not currently offered directly to Qualified Plans or custodial accounts.


* Fidelity and Contrafund are registered trademarks of Fidelity Management & Research Corp.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


INTRODUCTION...................................................................1
HISTORY OF THE COMPANY.........................................................1
MASTER/FEEDER STRUCTURE........................................................1
INVESTMENT RESTRICTIONS........................................................2
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER FUNDS........................3
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES...........................10
MANAGEMENT OF THE COMPANY.....................................................24
CODE OF ETHICS................................................................35
PROXY VOTING PROCEDURES.......................................................36
DISCLOSURE OF THE FEEDER PORTFOLIOS' PORTFOLIO SECURITIES.....................36
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................38
ADVISER TO THE FEEDER PORTFOLIOS..............................................38
PRINCIPAL UNDERWRITER.........................................................43
DESCRIPTION OF SHARES.........................................................44
VOTING RIGHTS.................................................................47
NET ASSET VALUE...............................................................47
PERFORMANCE INFORMATION.......................................................48
TAX STATUS....................................................................50
OTHER INFORMATION.............................................................52
FINANCIAL STATEMENTS..........................................................54
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                                  INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus for the Feeder Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in the SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Feeder Portfolios' securities and some investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus. Terms not defined herein have the meanings given to them in the Feeder Portfolios' Prospectus.

                             HISTORY OF THE COMPANY

The Company is a Maryland Corporation and commenced operations on November 28, 1997. The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc. effective May 1, 2002.


The Company is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Company currently has authorized 39 portfolios. This SAI pertains only to the following four Portfolios: ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio. The investment objective of each Portfolio is non-fundamental and, therefore, can be changed by the Board of Directors of the Company ("Board") without the approval of shareholders.


                             MASTER/FEEDER STRUCTURE

Each Feeder Portfolio invests all of its assets in a series of Fidelity Variable Insurance Products, Fidelity Variable Insurance Products II, and Fidelity Variable Insurance Products III, respectively ("Master Series") (each series a "Master Fund" and collectively, the "Master Funds") in a master/feeder structure. The Feeder Portfolios do not buy investment securities directly. Instead, each Feeder Portfolio invests in a Master Fund, which in turn purchases investment securities. Each Feeder Portfolio's Master Fund is listed below:

FEEDER PORTFOLIO                                  MASTER FUND
ING Fidelity(R) VIP Contrafund(R) Portfolio       VIP Contrafund(R) Portfolio (Service Class 2 Shares)
ING Fidelity(R) VIP Growth Portfolio              VIP Growth Portfolio (Service Class 2 Shares)
ING Fidelity(R) VIP Equity-Income Portfolio       VIP Equity-Income Portfolio (Service Class 2 Shares)
ING Fidelity(R) VIP Mid Cap Portfolio             VIP Mid Cap Portfolio (Service Class 2 Shares)

The investment adviser for the Master Funds is Fidelity Management & Research Company ("FMR"). FMR is a wholly-owned subsidiary of FMR Corp. In addition to selling its shares to the Feeder Portfolio, each Master Fund has and may continue to sell its shares to insurance company separate accounts, other mutual funds or other accredited investors ("Interestholders"). The expenses and, correspondingly, the returns of other Interestholders in a Master Fund may differ from those of the corresponding Feeder Portfolio.

The Board believes that, as other investors invest their assets in a Feeder Portfolio and Interestholders invest their assets in the corresponding Master Fund in which the Feeder Portfolio invests, certain economic efficiencies may be realized with respect to the Feeder Portfolio and the Master Fund. For example, fixed expenses that otherwise would have been borne solely by a Master Fund (and the other Interestholders in that Master Fund) or the corresponding Feeder Portfolio would be spread across a larger asset base as more Interestholders invest in the Master Fund. However, if an investor or an Interestholder withdraws its investment from a Master Fund or Feeder Portfolio, respectively, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Feeder Portfolio, and in turn, the Master Fund, may not be fully achieved or maintained. In addition, given the relatively complex nature of the master-feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value would be affected at the master and/or feeder level.

In addition, as described below, under the terms of the Investment Management Agreement and the Administration Agreement, if a Feeder Portfolio divests itself of its interests in a Master Fund and the Master Fund's Board asks ING Life Insurance and Annuity Company ("ILIAC") as the Feeder Portfolios' investment adviser, to manage the Feeder Portfolios, each Feeder Portfolio would pay an advisory fee to ILIAC, rather than FMR, in accordance with the same fee schedule currently applicable to fees paid by the Master Fund to FMR, and also an administration fee of 0.15%, 0.14%, 0.14% and 0.17%, respectively, to ING Funds Services, LLC. A Portfolio's expenses may be higher if the Company were to withdraw a Portfolio's assets from a Master Fund.

Under the master/feeder structure, the Company retains the right to withdraw a Feeder Portfolio's assets from the Master Company. The Company also reserves the right to suspend or terminate purchases of shares of a Master Fund by the Company and a Portfolio if such action is required by law, or if the Company's Board while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state law, deems it necessary, appropriate and in the best interest of the Portfolio and its shareholders (including contract owners) or in response to the order of an appropriate regulatory authority. If the Company were to withdraw a Feeder Portfolio's assets, the Company's Board would then consider whether to invest the Feeder Portfolio's assets in another pooled investment entity, ask ILIAC to manage either directly or with a sub-adviser under the advisory agreement between the Company and ILIAC, or take other appropriate action.

Investment of each Feeder Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Feeder Portfolio and a shareholder vote is not required for any Feeder Portfolio to withdraw its investment from its corresponding Master Fund.

The board of trustees of each Master Fund formulates the general policies of each Master Fund and meets periodically to review each Master Fund's performance, monitor investment activities and practices and discuss other matters affecting each Master Fund.


THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUNDS IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FEEDER PORTFOLIOS

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Feeder Portfolio's outstanding voting securities, defined in the Investment Company Act of 1940, as amended (" 1940 Act") as the lesser of: (1) 67% or more of that Feeder Portfolio's voting securities present at a meeting if the holders of more than 50% of that Feeder Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Feeder Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of the Feeder Portfolios are considered by the Company not to be fundamental and accordingly may be changed without shareholder approval.

ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO, ING FIDELITY(R) VIP GROWTH PORTFOLIO, ING FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO, AND ING FIDELITY(R) VIP MID CAP PORTFOLIO MAY NOT:

      (1) Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Feeder Portfolio to: (i) enter into commitments to purchase securities in accordance with a Feeder Portfolio's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

      (2) Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (3) Act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Feeder Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Feeder Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

      (4) Purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Feeder Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or
(iv) hold and sell real estate acquired by the Feeder Portfolio as a result of the ownership of securities;

      (5) Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (6) Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Feeder Portfolio may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

      (7) Deviate from being a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

      (8) "Concentrate" its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Feeder Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Feeder Portfolio's investments will not constitute a violation of such limitation, except that any borrowing by a Feeder Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Feeder Portfolio's holdings of illiquid securities exceed 15% because of changes in the value of a Feeder Portfolio's investments, a Feeder Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Feeder Portfolio. Otherwise, a Feeder Portfolio may continue to hold a security even though it causes the Feeder Portfolio to exceed a percentage limitation because of fluctuation in the value of the Feeder Portfolio's assets.

NON-FUNDAMENTAL INVESTMENT POLICIES OF THE FEEDER PORTFOLIOS

Each Feeder Portfolio has adopted the following non-fundamental investment restriction to enable it to invest in its corresponding Master Fund:

      Notwithstanding any other investment policy of the Feeder Portfolio, the Feeder Portfolio may invest all of its net assets in an open-end management investment company having the same investment objective and limitations as the Feeder Portfolio.

Each Feeder Portfolio has also adopted the same investment restrictions as the Master Fund in which it invests. These investment restrictions, the investment objective and all other investment policies or practices of the Feeder Portfolios, are considered by the Company not to be fundamental and accordingly may be changed without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER FUNDS

The Master Funds have adopted the following fundamental investment restrictions that may not be changed without approval by a majority of each Master Fund's outstanding voting securities. Such majority is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities. However, except for the fundamental investment limitations listed below, the investment policies and limitations of the Master Funds described in this SAI are not fundamental and may be changed without shareholder approval. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately, and is caused by, an acquisition by a Master Fund.

If a change in a Master Fund's fundamental investment restrictions is submitted to the holders of the Company's outstanding voting securities, the matter will be deemed to be acted upon with respect to a Master Fund if a majority of the outstanding voting securities of the Master Fund votes for approval of the matter, notwithstanding (1) that the matter has not been approved by the holder's of a majority of the outstanding voting securities of any other Master Fund affected by the matter and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Company.

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO

The following are Fidelity(R) VIP Contrafund(R) Portfolio's fundamental restrictions. The Fidelity(R) VIP Contrafund(R) Portfolio may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following are Fidelity(R) VIP Contrafund(R) Portfolio's non-fundamental investment policies:

(A) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(B) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(D) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(E) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(F) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For VIP Contrafund(R) Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on FutureS and Options Transactions of the Master Funds" on page 19.

FIDELITY(R) VIP GROWTH PORTFOLIO

The following are Fidelity(R) VIP Growth Portfolio's fundamental investment restrictions. The Fidelity(R) VIP Growth Portfolio may noT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following are the Fidelity(R) VIP Growth Portfolio's non-fundamental investment policies:

(A) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(B) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(D) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(E) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(F) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(G) FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Growth Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO

The following are the Fidelity(R) VIP Equity-Income Portfolio's fundamental investment restrictions. The Fidelity(R) VIP Equity-IncomE Portfolio may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund (i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following are the Fidelity(R) VIP Equity-Income Portfolio's non-fundamental investment policies:

(A) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(B) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(D) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(E) THE fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(F) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(G) FMR limits the amount of the fund's assets that may be invested in foreign securities to 50%.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Equity-Income Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.

FIDELITY(R) VIP MID CAP PORTFOLIO

The following are the Fidelity(R) VIP Mid Cap Portfolio's fundamental investment restrictions. The Fidelity(R) VIP Mid Cap Portfolio may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities

(other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, nothwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following are the Fidelity(R) VIP MidCap Portfolio's non-fundamental investment policies:

(A) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(B) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The fund may borrow money only (i) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(D) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(E) The fund does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(F) The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(G) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The extent to which the fund may invest in the securities of a single issuer or a certain number of issuers is limited by the diversification requirements imposed by Section 817(h) of the Internal Revenue Code, which are in addition to the diversification requirements described above in limitation (1).

With respect to limitation (d), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Pursuant to certain state insurance regulations, any repurchase agreements or foreign repurchase agreements the fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.

For the VIP Mid Cap Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions of the Master Funds" on page 19.

For purposes of normally investing at least 80% of the fund's assets in securities of companies with medium market capitalizations, FMR intends to measure the capitalization range of the Russell Midcap(R) Index and the Standard & Poor's(R) MidCAp 400 Index ("S&P(R) MidCap 400") no less frequently than once a month.

GENERAL. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Feeder Portfolio's or its Master Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Feeder Portfolio's or its Master Fund's acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Feeder Portfolio's or its Master Funds investment policies and limitations. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Feeder Portfolio's policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

With respect to the fundamental policy on "concentration", industry classifications of domestic issuers for all Feeder Portfolios are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC. Industry classifications of foreign issuers for the Feeder Portfolios or Master Funds are based on data provided by Bloomberg L.P. and other industry data sources.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

INVESTMENT STRATEGIES AND RISKS

MASTER FUNDS

The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds which is delivered together with this SAI.

FEEDER PORTFOLIOS

The following supplements the discussion in the Feeder Portfolios' Prospectus and in the Master Funds' prospectus and statement of additional information of the investment strategies, policies and risk of each Feeder Portfolio and its

Master Fund. Because a Feeder Portfolio invests all of its assets in a Master Fund, it holds only beneficial interests or shares of the Master Fund. Each Master Fund invests directly in individual securities of other issuers. These investment strategies and policies are not fundamental and may be changed without approval of the shareholders of the Feeder Portfolios. The statement of additional information for the Master Funds is delivered together with this SAI.

AFFILIATED BANK TRANSACTIONS

A Master Fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the Master Fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees of the Master Funds has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES

Asset-backed securities represent interests in pools of mortgages, loans, receivables, and other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

BORROWING

Each Master Fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a Master Fund or a Feeder Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Master Fund or a Feeder Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

CASH MANAGEMENT

A Master Fund can hold uninvested cash or it can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

CENTRAL FUNDS

Central Funds are money market or short -term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money markets funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

COMMON STOCK

Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Master Fund is called for redemption or conversion, the Company could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

DEBT SECURITIES

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

FOREIGN CURRENCY TRANSACTIONS

A Master Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Master Fund. A Master Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a Master Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Master Fund in anticipation of future purchases or sales of securities denominated in foreign


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

currency, even if the specific investments have not yet been selected by FMR.

A Master Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Master Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Master Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Master Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Master Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Master Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a Master Fund's investment exposure to changes in currency exchange rates and could result in losses to a Master Fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a Master Fund by selling that currency in exchange for dollars, a Master Fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a Master Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a Master Fund 's exposure to a foreign currency and that currency's value declines, a Master Fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a Master Fund or that it will hedge at appropriate times.

FOREIGN MARKETS

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts ("ADRs") as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

ILLIQUID SECURITIES

Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Master Fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a Master Fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a Master Fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC, a Master Fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Master Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Master Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT-GRADE DEBT SECURITIES

Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a Master Fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by Moody's Investors Service, Standard & Poor's ("S&P"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization ("NRSRO") by the SEC, or is unrated but considered to be of equivalent quality by FMR.

LOAN AND OTHER DIRECT DEBT INSTRUMENTS

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Master Fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each Master Fund limits the amounts of total assets that it will invest in any one issuer or in issuers within the same industry (see each Master Fund's investment limitations). For purposes of these limitations, a Master Fund generally will treat the borrower as the "issuer" of indebtedness held by the Master Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Master Fund and the borrower, if the participation does not shift to the Master Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a Master Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Master Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER QUALITY DEBT SECURITIES

Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Master Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Master Fund's shareholders.

MORTGAGE-BACKED SECURITIES

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in return of principal to the investors, causing it to be invested subsequently at a lower interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a Master Fund, FMR may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

PREFERRED SECURITIES

Preferred Securities represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. In general, the term of a repurchase agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time of investment in the security. This


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

results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Master Funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate.

RESTRICTED SECURITIES

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Master Funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR or, under certain circumstances, by an FMR affiliate. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

SECURITIES LENDING

A Master Fund may lend securities to parties such as broker-dealers or other institutions.

Securities lending allows a Master Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Master Fund with collateral in an amount at least equal to the value of the securities loaned. The Master Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Master Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Master Fund is not able to recover the securities loaned, a Master Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Master Fund and Feeder Portfolio may invest in securities of other investment companies, subject to limitations under the 1940 Act. The shares of other investment companies are subject to the management fees and other expenses of those funds. At the same time, the Master Funds or the Feeder Portfolios would continue to pay their own management fees and expenses with respect to all their investments, including the securities of other investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share
(NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

SHORT SALES "AGAINST THE BOX"

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

SHORT SALES

Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a Master Fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each Master Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A Master Fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A Master Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

TEMPORARY DEFENSIVE POLICIES

Each Master Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary defensive purposes.

WARRANTS

Warrants give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Master Fund or Feeder Portfolio to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Master Fund or Feeder Portfolio will lose its entire investment in such warrant.

ZERO COUPON BONDS

Zero coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently, and may involve greater credit risk than such bonds.

FUTURES, OPTIONS, AND SWAPS

The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

COMBINED POSITIONS

Involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS

In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES, OPTIONS AND SWAP TRANSACTIONS

Each trust, on behalf of each Master Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each fund's operation. Accordingly, each Master Fund is not subject to registration or regulation as a CPO.

Each Master Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Master Funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES

Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

SWAP AGREEMENTS

Can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

Swap agreements also may allow a fund to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the fund. In the case of a credit default swap written by the fund, the fund will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the fund will be able to do so, the fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS OF THE MASTER FUNDS

VIP Contrafund(R) Portfolio, VIP Growth Portfolio, VIP Equity-Income Portfolio, and VIP Mid Cap Portfolio will not: (a) sell futureS contracts, purchase put options, or write call options if, as a result, more than 25% of the Master Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the Master Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Master Funds' investments in futures contracts and options, and the Master Funds' and the Feeder Portfolio's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

                            MANAGEMENT OF THE COMPANY

DIRECTORS


The business and affairs of the Company are managed under the direction of the Company's Board. According to the applicable laws of the State of Maryland and the Company's Articles of Incorporation. The Board governs each Feeder Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Company's activities, review contractual arrangements with companies that provide services to each Feeder Portfolio and review each Feeder Portfolio's performance. As of the date of this SAI, the Directors are John V. Boyer, Patricia W. Chadwick, J. Michael Earley,
R. Barbara Gitenstein, Patrick W. Kenny, Walter H. May, Thomas J. McInerney, Jock Patton, Sheryl K. Pressler, David W.C. Putnam, John G. Turner, Roger B. Vincent and Richard A. Wedemeyer. The Executive Officers of the Company are James M. Hennessy, Stanley D. Vyner, Michael J. Roland, Joseph M. O'Donnell, Robert S. Naka, Mary A. Gaston, Huey P. Falgout, Jr., Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Robin
R. Nesbitt, Susan P. Kinens, Kimberly K. Palmer, Maria Anderson and Laurie M. Tillinghast.

The Directors and executive officers of the Company and their principal occupations for the past five years are listed below:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER
                                            TERM OF                                         OF FUNDS
                                            OFFICE                                          IN FUND
                                POSITION(S) AND                                             COMPLEX
                                HELD WITH   LENGTH                                          OVERSEEN
                                THE         OF TIME    PRINCIPAL OCCUPATION(S) -            BY           OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS AND AGE           COMPANY     SERVED(1)  DURING THE PAST 5 YEARS              DIRECTOR(2)  DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
JOHN V. BOYER                   Director   November    President and Chief Executive        172          None
7337 East Doubletree Ranch Rd.             1997 -      Officer, Franklin and Eleanor
Scottsdale, Arizona 85258                  Present     Roosevelt Institute (March 2006 -
Age: 52                                                Present).  Formerly, Executive
                                                       Director, The Mark Twain House &
                                                       Museum(3) (September
                                                       1989 - November 2005).
------------------------------------------------------------------------------------------------------------------------------------
PATRICIA W. CHADWICK            Director   January     Consultant and President of          172          None
7337 E. Doubletree Ranch Rd.               2006 -      self-owned company, Ravengate
Scottsdale, Arizona 85258                  Present     Partners LLC (January 2000 -
Age: 57                                                Present).
------------------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY               Director   January     President and Chief Executive        172          None
7337 East Doubletree Ranch Rd.             2005 -      Officer, Bankers Trust Company,
Scottsdale, Arizona 85258                  Present     N.A. (June 1992 - Present).
Age: 60
------------------------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN           Director   January     President, College of New Jersey     172          None
7337 East Doubletree Ranch Rd.             2005 -      (January 1999 - Present).
Scottsdale, Arizona 85258                  Present
Age: 58
------------------------------------------------------------------------------------------------------------------------------------
PATRICK W. KENNY                Director   March       President and Chief Executive        172          Assured Guaranty Ltd.
7337 East Doubletree Ranch Rd.             2002 -      Officer International Insurance                   (November 2003 - Present).
Scottsdale, Arizona 85258                  Present     Society (June 2001 - Present).
Age: 63                                                Formerly, Executive Vice
                                                       President, Frontier Insurance
                                                       Group, Inc. (January 1999 - March
                                                       2001).
------------------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY                   Director   January     Retired.                             172          BestPrep Charity (September
7337 East Doubletree Ranch Rd.             2005 -                                                        1991 - Present).
Scottsdale, Arizona 85258                  Present
Age: 69
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON                       Chairman   January     Private Investor (June 1997 -        172        JDA Software Group, Inc.
7337 East Doubletree Ranch Rd.    and        2005 -      Present). Formerly, Director and                (January 1999 - Present);
Scottsdale, Arizona 85258         Director   Present     Chief Executive Officer, Rainbow                Swift Transportation Co.
Age: 60                                                  Multimedia Group, Inc. (January                 (March 2004 - Present).
                                                         1999 - December 2001).
------------------------------------------------------------------------------------------------------------------------------------
SHERYL K. PRESSLER                Director   January     Consultant (May 2001 - Present).     172        Stillwater Mining Company
7337 E. Doubletree Ranch Rd.                 2006 -      Formerly, Chief Executive Officer,              (May 2002 - Present); Nuevo
Scottsdale, Arizona 85258                    Present     Lend Lease Real Estate                          Energy (May 2002 - May
Age: 55                                                  Investments, Inc. (March 2000 -                 2004); Advanced Portfolio
                                                         April 2001).                                    Management (September 2002
                                                                                                         - Present); California
                                                                                                         HealthCare Foundation (June
                                                                                                         1999 - Present); Romanian-
                                                                                                         American Enterprise Fund
                                                                                                         (February 2004 - Present);
                                                                                                         and Robert A. Toigo
                                                                                                         Foundation (January 1997 -
                                                                                                         December 2002).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM                 Director   January     President and Director, F.L.         172        Progressive Capital
7337 East Doubletree Ranch Rd.               2005 -      Putnam Securities Company, Inc.                 Accumulation Trust (August
Scottsdale, Arizona 85258                    Present     (June 1978 - Present).                          1998 - Present); Principled
Age: 66                                                                                                  Equity Market Trust
                                                                                                         (November 1996 - Present);
                                                                                                         Mercy Endowment Foundation
                                                                                                         (September 1995 - Present);
                                                                                                         Asian American Bank and
                                                                                                         Trust Company (June 1992 -
                                                                                                         Present); and Notre Dame
                                                                                                         Health Care Center (July
                                                                                                         1991 - Present).
------------------------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                  Director   January     President, Springwell Corporation,   172        AmeriGas Propane, Inc.
7337 East Doubletree Ranch Rd.               2005 -      a privately-held corporate finance              (January 1998 - present)
Scottsdale, Arizona 85258                    Present     advisory firm (March 1989 -                     and UGI Corporation
Age: 60                                                  Present).                                       (February 2006 -
                                                                                                         Present).
------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER              Director   January     Retired. Formerly, Vice President    172        Touchstone Consulting
7337 East Doubletree Ranch Rd.               2005 -      - Finance and Administration, The               Group (June 1997 -
Scottsdale, Arizona 85258                    Present     Channel Corporation - importer of               Present); Jim Henson
Age: 69                                                  specialty aluminum alloys in                    Legacy (April 1994
                                                         semi-fabricated form (June 1996 -               - Present).
                                                         April 2002).  Formerly, Trustee,
                                                         First Choice Funds (February 1997
                                                         - April 2001).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(4) (5)(6)     Director   January     Chief Executive Officer, ING US      212        Equitable Life
7337 East Doubletree Ranch Rd.               2005 -      Financial Services (January 2005 -              Insurance Co., Golden
Scottsdale, Arizona 85258                    Present     Present); General Manager and                   American Life
Age: 49                                                  Chief Executive Officer, US                     Insurance Co., Life
                                                         Financial Services (December 2003               Insurance Company of
                                                         - December 2004); Chief Executive               Georgia, Midwestern
                                                         Officer, ING US Financial Services              United Life Insurance
                                                         (September 2001 - December 2003);               Co., ReliaStar Life
                                                         and General Manager and Chief                   Insurance Co., Security
                                                         Executive Officer, US Worksite                  Life of Denver, Security
                                                         Financial Services (December 2000               Connecticut Life
                                                         - September 2001).                              Insurance Co., Southland
                                                                                                         Life Insurance Co., USG
                                                                                                         Annuity and Life Company,
                                                                                                         and United Life and
                                                                                                         Annuity Insurance Co. Inc;
                                                                                                         Ameribest Life Insurance
                                                                                                         Co.; First Columbine
                                                                                                         Life Insurance Co.; and
                                                                                                         Metro Atlanta Chamber
                                                                                                         of Commerce (January 2003
                                                                                                         - Present).
------------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER(4)                 Director   January     Retired. Formerly, Vice Chairman     172        Hormel Foods
7337 East Doubletree Ranch Rd.               2005 -      of ING Americas (September 2000 -               Corporation (March 2000
Scottsdale, Arizona 85258                    Present     January 2002); Director of                      - Present); ShopKo Stores,
Age: 66                                                  ReliaStar Life Insurance Company                Inc.; (August 1999 -
                                                         of New York (April 1975 - December              Present); and Conseco,
                                                         2001); and Chairman and                         Inc. (September 2003 -
                                                         Trustee of the                                  Present).
                                                         Northstar affiliated
                                                         investment companies
                                                         (May 1993 - December
                                                         2001).
------------------------------------------------------------------------------------------------------------------------------------

(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Company, as defined in the 1940 Act, ("Independent Directors"), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) Represents total as of December 31, 2005. For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund and ING Partners, Inc..


(3) Shaun Mathews, Senior Vice President of ILIAC, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4) Messrs. McInerney and Turner are deemed to be "interested persons," as defined by the Investment Company Act of 1940, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ILIAC and the Distributor, ING Financial Advisers, LLC.

(5) Mr. McInerney is also a director of the following investment companies; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc., therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.


(6)   As of April 28, 2006, Mr. McInerney is no longer a member of the Board.

OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
   NAME, ADDRESS AND AGE       POSITION(S) HELD       TERM OF OFFICE AND                PRINCIPAL OCCUPATION(S) -
                                 WITH COMPANY           LENGTH OF TIME                   DURING THE PAST 5 YEARS
                                                          SERVED(1)
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY            President and Chief    May 2003 - Present      President and Chief Executive Officer, ING
7337 East Doubletree Ranch   Executive Officer                              Investments, LLC(2) (December 2000 - Present).
Rd.                                                                         Formerly, Senior Executive Vice President and
Scottsdale, Arizona 85258                                                   Chief Operating Officer, ING Investments, LLC(2)
Age: 57                                                                     (April 1995 - December 2000).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND            Executive Vice         January 2005 -          Executive Vice President, ING Investments, LLC(2)
7337 East Doubletree Ranch   President              Present                 (December 2001 - Present). Formerly,Chief Compliance
Rd.                                                                         Officer, ING Investments, LLC(2) , ING Life Insurance
Scottsdale, Arizona 85258                                                   and Annuity Company and Directed Services, Inc. (October
Age: 47                                                                     2004 - December 2005), Chief Financial Officer and
                                                                            Treasurer, ING Investments, LLC (2) (December 2001 -
                                                                            March 2005); and Senior Vice President, ING Investments,
                                                                            LLC(2) (June 1998 - December 2001).
------------------------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER             Executive Vice         January 2005 - Present  Executive Vice President, ING Investments, LLC(2) (July
7337 East Doubletree Ranch   President                                      2000 - Present) and Chief Investment Risk Officer
Rd.                                                                         (January 2003 - Present). Formerly, Chief Investment
Scottsdale, Arizona 85258                                                   Officer of the International Portfolios, ING
Age: 55                                                                     Investments, LLC(2) (August 2000 - January 2003); and
                                                                            Chief Executive Officer, ING Investments, LLC(2)
                                                                            (August 1996 - August 2000).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA               Executive Vice         March 2006 - Present    Executive Vice President and Chief Operating
7337 East Doubletree Ranch   President, Chief                               Officer, ING Funds Services, LLC (3) (March 2006
Rd.                          Operating Officer                              - Present).  Formerly, Senior Vice President, ING
Scottsdale, Arizona 85258    and Assistant                                  Funds Services, LLC(3) (August 1999 - March
Age: 42                      Secretary                                      2006), Assistant Secretary, ING Funds Services,
                                                                            LLC(3) (October 2001 - Present).
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH M. O'DONNELL          Chief Compliance       January 2005 - Present  Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch   Officer                                        (November 2004 - Present) and ING Investments,
Rd.                                                                         LLC (2)  and Directed Services, Inc. (January
Scottsdale, Arizona 85258                                                   2006 - Present). Formerly, Vice President, Chief
Age: 51                                                                     Legal Counsel, Chief Compliance Officer and
                                                                            Secretary of Atlas Securities, Inc., Atlas
                                                                            Advisers, Inc. and Atlas Funds (October 2001 -
                                                                            October 2004); and Chief Operating Officer and
                                                                            General Counsel of Matthews International Capital
                                                                            Management LLC and Vice President and Secretary
                                                                            of Matthews International Funds (August 1999 -
                                                                            May 2001).
------------------------------------------------------------------------------------------------------------------------------------
TODD MODIC                   Senior Vice             March 2005 - Present   Senior Vice President, ING Funds Services (3)
7337 East Doubletree Ranch   President                                      (April 2005 - Present). Formerly, Vice President
Rd.                          Chief/Principal                                ING Funds Services, LLC(3) (September 2002 -
Scottsdale, Arizona 85258    Financial Officer &                            March 2005); and Director of Financial Reporting,
Age: 38                      Assistant Secretary                            ING Investments, LLC(2) (March 2001 - September
                                                                            2002).
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON         Senior Vice President  January 2005 - Present  Senior Vice President and Assistant Secretary,
7337 East Doubletree Ranch                                                  ING Investments, LLC(2) (October 2003 - Present).
Rd.                                                                         Formerly, Vice President and Assistant Secretary,
Scottsdale, Arizona 85258                                                   ING Investments, LLC(2) (January 2001 - October
Age: 41                                                                     2003).
------------------------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV             Vice President and     January 2005 - Present  Vice President and Treasurer, ING Funds Services,
7337 East Doubletree         Treasurer                                      LLC(3) (October 2001 - Present) and ING
Ranch Rd.                                                                   Investments, LLC(2) (August 1997 - Present).
Scottsdale, Arizona 85258
Age: 38
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON            Vice President         January 2005 - Present  Vice President, ING Funds Services, LLC(3)
7337 East Doubletree Ranch                                                  (September 2004 - Present).  Formerly, Assistant
Rd.                                                                         Vice President, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                   (October 2001 - September 2004); and Manager of
Age: 47                                                                     Fund Accounting and Fund Compliance, ING
                                                                            Investments, LLC(2) (September 1999 - October 2001).
------------------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER          Vice President         January 2005 - Present  Vice President and Chief Compliance Officer, ING
7337 East Doubletree Ranch                                                  Funds Distributor, LLC(4) (July 1995 - Present);
Rd.                                                                         and Vice President, ING Investments, LLC(2)
Scottsdale, Arizona 85258                                                   (February 1996 - Present).  Formerly, Chief
Age: 51                                                                     Compliance Officer, ING Investments, LLC(2)
                                                                            (October 2001 - October 2004).
------------------------------------------------------------------------------------------------------------------------------------
LAURIE M. TILLINGHAST        Vice President         May 2003 - Present      Vice President, ING Life Insurance and Annuity
151 Farmington Avenue                                                       Company, (December 200 - Present); Formerly, Vice
Hartford, Connecticut 06156                                                 President, Aetna Retirement Services, Fund
Age: 53                                                                     Strategy and Management, (December 1995 -
                                                                            December 200); and Director and President, ING
                                                                            Partners, Inc. (November 1997 - May 2003).
------------------------------------------------------------------------------------------------------------------------------------
MARY A. GASTON               Vice President         March 2005 - Present    Vice President, ING Funds Services, LLC(3) (April
7337 East Doubletree Ranch                                                  2005 - Present). Formerly, Assistant Vice
Rd.                                                                         President Financial Reporting, ING Investments,
Scottsdale, Arizona 85258                                                   LLC (2) (April 2004 - April 2005); Manager,
Age: 40                                                                     Financial Reporting, ING Investments, LLC (2)
                                                                            (August 2002 - April 2004); and Controller, Z
                                                                            Seven Fund, Inc. and Ziskin Asset Management,
                                                                            Inc. (January 2000 - March 2002).
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLY K. PALMER           Vice President          March 2006 - Present   Vice President, ING Funds Services, LLC(3) (March 2006 -
7337 East Doubletree Ranch                                                  Present). Formerly, Assistant Vice President, ING Funds
Rd.                                                                         Services, LLC(3) (August 2004 - Present); and Manager,
Scottsdale, Arizona 85258                                                   Registration Statements, ING Funds Services, LLC(3) (May
Age: 48                                                                     2003 - August 2004); Associate Partner, AMVESCAP PLC
                                                                            (October 2000 - May 2003); and Director of Federal
                                                                            Filings and Blue Sky Filings, INVESCO Funds Group, Inc.
                                                                            (March 1994 - May 2003).
------------------------------------------------------------------------------------------------------------------------------------
SUSAN P. KINENS              Assistant Vice          January 2005 -         Assistant Vice President, ING Funds Services,
7337 East Doubletree Ranch   President              Present                 LLC(3) (December 2002 - Present); and has held
Rd.                                                                         various other positions with ING Funds Services,
Scottsdale, Arizona 85258                                                   LLC(3) for more than the last five years.
Age: 28
------------------------------------------------------------------------------------------------------------------------------------
HUEY P. FALGOUT, JR.         Secretary              August 2003 - Present   Chief Counsel, ING Americas, U.S. Legal Services
7337 East Doubletree Ranch                                                  (September 2003 - Present).  Formerly, Counsel,
Rd.                                                                         ING Americas, U.S. Legal Services (November 2002
Scottsdale, Arizona 85258                                                   - September 2003); and Associate General Counsel
Age: 42                                                                     of AIG American General (January 1999 - November
                                                                            2002).
------------------------------------------------------------------------------------------------------------------------------------
THERESA K. KELETY            Assistant Secretary    August 2003 - Present   Counsel, ING Americas, U.S. Legal Services (April
7337 East Doubletree Ranch                                                  2003 - Present). Formerly, Senior Associate with
Rd.                                                                         Shearman & Sterling (February 2000 - April 2003).
Scottsdale, Arizona 85258
Age: 42
------------------------------------------------------------------------------------------------------------------------------------
ROBIN R. NESBITT             Assistant Secretary    August 2004 - Present   Supervisor, Board Operations, ING Funds Services,
7337 East Doubletree Ranch                                                  LLC (3) (August 2003 - Present). Formerly, Senior
Rd.                                                                         Legal Analyst, ING Funds Services, LLC (3)
Scottsdale, Arizona 85258                                                   (August 2002 - August 2003); and Associate,
Age: 32                                                                     PricewaterhouseCoopers (January 2001 - August
                                                                            2001).
------------------------------------------------------------------------------------------------------------------------------------


(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

The Board governs each Feeder Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Feeder Portfolios' activities, review contractual arrangements with companies that provide services to each Feeder Portfolio, and review each Feeder Portfolio's performance.

FREQUENCY OF BOARD MEETINGS


The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and Valuation, Proxy and Brokerage Committee also meet regularly four
(4) times per year, the Investment Review Committee meets six (6) times per year, the Contracts Committee meets seven (7) times per year, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.


BOARD COMMITTEES


EXECUTIVE COMMITTEE. An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Directors and two (2) Directors who are "interested persons," as defined in the 1940 Act. The following Directors serve as members of the Executive Committee: Messrs. Turner, McInerney, Vincent and Patton. Mr. Patton serves as Chairperson of the Committee. The Executive Committee held three (3) meetings during the fiscal year ended December 31, 2005.

AUDIT COMMITTEE. The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five (5) Independent Directors: Ms. Pressler and Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee's financial expert under the Sarbanes-Oxley Act. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2005.

VALUATION, PROXY AND BROKERAGE COMMITTEE. The Board has a Valuation, Proxy and Brokerage Committee (formerly the Valuation and Proxy Voting Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Feeder Portfolios for which market value quotations are not readily available, overseeing management's administration of proxy voting and overseeing the effectiveness of the adviser's usage of the Company's brokerage and the Adviser's compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of six (6) Independent Directors: Ms. Chadwick, Dr. Gitenstein and Messrs. May, Boyer, Patton, and Wedemeyer. Mr. May serves as Chairperson of the Committee. The Valuation, Proxy and Brokerage Committee held four (4) meetings during the fiscal year ended December 31, 2005.

NOMINATING AND GOVERNANCE COMMITTEE. The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.


In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder services meeting to elect directors, any such submission must be delivered to the Feeder Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Feeder Portfolios with the SEC.


The Nominating and Governance Committee consists of five (5) Independent
Directors: Messrs. May, Kenny, Patton and Vincent and Dr. Gitenstein. Dr. Gitenstein serves as Chairperson of the Committee. The Nominating and Governance Committee held six (6) meetings during the fiscal year ended December 31, 2005.

INVESTMENT REVIEW COMMITTEE. The Board established an Investment Review Committees to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the domestic equity funds currently consists of five (5) Independent Directors and two (2) Directors who is an "interested person," (as defined in the 1940 Act) of the Company: Messrs. Kenny, Putnam, Earley, Turner, McInerney and Vincent. Mr. Vincent serves as Chairperson of the domestic equity funds Investment Review Committee. The Investment Review Committee for the domestic equity funds held six (6) meetings during the fiscal year ended December 31, 2005. The Investment Review Committee for the international, balanced and fixed-income funds currently consists of six (6) Independent Directors and one (1) Director who is an "interested person" (as defined in the 1940 Act) of the Company: Ms. Pressler, Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Boyer serves as Chairperson of the international, balanced and fixed income funds Investment Review Committee. The Investment Review Committee for the international, balanced and fixed income funds held six (6) meetings during the fiscal year ended December 31, 2005.

COMPLIANCE COMMITTEE. The Board established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Feeder Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of five (5) Independent Directors:
Messrs. Boyer, Kenny, Putnam, Earley and Patton. Mr. Kenny serves as Chairperson of the Committee. The Compliance Committee held seven (7) meetings during the fiscal year ended December 31, 2005.

CONTRACTS COMMITTEE. The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Feeder Portfolios. The responsibilities of the Contracts Committee include, among other things: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of seven (7) Independent Directors: Msrs. Chadwick and Pressler and Messrs. Boyer, Kenny, May, Patton, and Vincent. Mr. Vincent serves as Chairperson of the Contracts Committee. The Contracts Committee held six (6) meetings during the fiscal year ended December 31, 2005.

COMPENSATION OF DIRECTORS


Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any committee meeting attended. Each Independent Director is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer and a meeting fee component.

Each Portfolio pays each Director who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Kenny and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $20,000, $10,000 and $10,000(1), respectively) (additionally, as Chairperson of the Investment Review and Contracts Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Company is based on each Portfolio's average net assets as a percentage of the average net assets of all the portfolios/funds managed by the investment adviser or its affiliates, Directed Services, Inc. and ING Investments, LLC, for which the Directors serve in common as Trustees/Directors.


The following table sets forth information provided by ILIAC, the Feeder Portfolios' adviser, regarding compensation of Directors by each Feeder Portfolio and other portfolios managed by ILIAC and its affiliates for the fiscal year ended December 31, 2005. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Feeder Portfolio or any other portfolios managed by ILIAC or its affiliates.

(1) The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

                               COMPENSATION TABLE

The following table describes the compensation received by the Directors for the calendar year ended December 31, 2005.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TOTAL
                                                                                       PENSION OR                    COMPENSATION
                                                                             ING       RETIREMENT    ESTIMATED          FROM
                                    ING           ING           ING        FIDELITY(R)  BENEFITS      ANNUAL         REGISTRANT
                                FIDELITY(R)    FIDELITY(R)    FIDELITY(R)    VIP       ACCRUED AS    BENEFITS         AND FUND
                                    VIP           VIP           VIP          MID        PART OF        UPON         COMPLEX PAID
   NAME OF PERSON,              CONTRAFUND(R) EQUITY-INCOME    GROWTH        CAP          FUND       RETIREMENT          TO
       POSITION                  PORTFOLIO     PORTFOLIO      PORTFOLIO   PORTFOLIO     EXPENSES       (1)          DIRECTORS(2)(3)
----------------------------------------------------------------------------------------------------------------------------------
John V. Boyer                       $ 62         $13           $12           $39           N/A          N/A            $200,000
Director
----------------------------------------------------------------------------------------------------------------------------------
Patricia W
Chadwick(4)                          N/A         N/A           N/A           N/A           N/A          N/A                 N/A
Director
----------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty(5)                   N/A         N/A           N/A           N/A           N/A          N/A            $182,000
Director
----------------------------------------------------------------------------------------------------------------------------------
Patrick W. Kenny(6)                 $ 51         $11           $10           $34           N/A          N/A            $153,000
Director
----------------------------------------------------------------------------------------------------------------------------------
Walter H. May                       $ 63         $13           $12           $40           N/A          N/A            $187,000
Director
----------------------------------------------------------------------------------------------------------------------------------
Thomas J
McInerney(7)                         N/A         N/A           N/A           N/A           N/A          N/A                 N/A
Director
----------------------------------------------------------------------------------------------------------------------------------
Jock Patton                         $118         $24           $22           $86           N/A          N/A            $299,000
Director
----------------------------------------------------------------------------------------------------------------------------------
Sheryl K. Pressler(4)                N/A         N/A           N/A           N/A           N/A          N/A                 N/A
Director
----------------------------------------------------------------------------------------------------------------------------------
David W.C. Putnam                   $ 39         $ 8           $ 8           $29           N/A          N/A            $117,000
Director
----------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke(5)                   N/A         N/A           N/A           N/A           N/A          N/A            $182,000
Director
----------------------------------------------------------------------------------------------------------------------------------
John G. Turner(7)                    N/A         N/A           N/A           N/A           N/A          N/A                 N/A
Director
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        TOTAL
                                                                                       PENSION OR                    COMPENSATION
                                                                             ING       RETIREMENT    ESTIMATED          FROM
                                    ING           ING           ING        FIDELITY(R)  BENEFITS      ANNUAL         REGISTRANT
                                FIDELITY(R)    FIDELITY(R)    FIDELITY(R)    VIP       ACCRUED AS    BENEFITS         AND FUND
                                    VIP           VIP           VIP          MID        PART OF        UPON         COMPLEX PAID
   NAME OF PERSON,              CONTRAFUND(R) EQUITY-INCOME    GROWTH        CAP          FUND       RETIREMENT          TO
       POSITION                  PORTFOLIO     PORTFOLIO      PORTFOLIO   PORTFOLIO     EXPENSES       (1)          DIRECTORS(2)(3)
----------------------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                $ 64         $13           $12           $42           N/A          N/A            $198,000
Director
----------------------------------------------------------------------------------------------------------------------------------
Barbara Gitenstein                  $ 58         $12           $10           $37           N/A          N/A            $162,000
Director
----------------------------------------------------------------------------------------------------------------------------------
J. Michael Earley                   $ 63         $12           $11           $36           N/A          N/A            $176,000
Director
----------------------------------------------------------------------------------------------------------------------------------
Roger Vincent (6)                   $ 73         $15           $14           $46           N/A          N/A            $221,000
----------------------------------------------------------------------------------------------------------------------------------

1) The Board has adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service. A Director may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made, the retirement benefit will be paid in one lump sum.

2) Represents compensation from 172 funds (total in complex as of December 31, 2005).


3) Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.


4) Commenced service as a Director on January 18, 2006, therefore, did not receive any compensation for the fiscal year ended December 31, 2005.

5)    Retired as a Director on December 31, 2004.

6) During the fiscal year ended December 31, 2005, Patrick Kenny and Roger Vincent deferred $10, 813 and $15,000 of their compensation, respectively from the Portfolio Complex.


7) "Interested person" as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of ILIAC, the investment adviser and ING Financial Advisers, LLC, the Distributor. Officers and Directors who are interested persons do not receive any compensation from the Company.


OWNERSHIP OF PORTFOLIO SHARES


In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own beneficially, directly or indirectly, shares of one or more funds in the ING Family of Funds at all times ("Policy"). For purposes of the Policy, indirect beneficial ownership of Portfolio shares includes (a) ownership of Variable Contracts whose proceeds are invested in a Portfolio; and (b) shares associated with amounts deferred under the Portfolios' deferred compensation plan.

Under this policy, the initial value of investments in the ING Family of Funds that are directly or indirectly beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of the Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any fund investments will not cause a Director to have to make any additional investments under this Policy.


Set forth in the table below is information regarding each Director's ownership of equity securities of a Feeder Portfolio and the aggregate holdings of shares of equity securities of all Portfolios of the Company for the calendar year ended December 31, 2005.


-------------------------------------------------------------------------------------------------------------

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                           DOLLAR RANGE OF EQUITY         REGISTERED INVESTMENT COMPANIES
                                             SECURITIES IN EACH          OVERSEEN BY DIRECTOR IN FAMILY OF
          NAME OF DIRECTOR                       PORTFOLIO                      INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------
  INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------
John V. Boyer                                         $0                                  $0
-------------------------------------------------------------------------------------------------------------
Patricia W. Chadwick(1)                               $0                                  $0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
J. Michael Earley                                     $0                          $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein                                 $0                          $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------
Patrick W. Kenny                                      $0                                  $0
-------------------------------------------------------------------------------------------------------------
Walter H. May                                         $0                            Over $100,000
-------------------------------------------------------------------------------------------------------------
Jock Patton                                           $0                            Over $100,000
-------------------------------------------------------------------------------------------------------------
Sheryl K. Pressler(1)                                 $0                                  $0
-------------------------------------------------------------------------------------------------------------
David W. C. Putnam                                    $0                            Over $100,000
-------------------------------------------------------------------------------------------------------------
Roger B. Vincent                                      $0                            Over $100,000
-------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                                  $0                          $50,001 - $100,000
-------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED
PERSONS"
-------------------------------------------------------------------------------------------------------------
Thomas J. McInerney                                   $0                            Over $100,000
-------------------------------------------------------------------------------------------------------------
John G. Turner                                        $0                            Over $100,000
-------------------------------------------------------------------------------------------------------------

(1)   Commenced services as a Director on January 18, 2006.


INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Company's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Feeder Portfolios (not including registered investment companies) as of December 31, 2005.


---------------------------------------------------------------------------------------------------------------
                                        NAME OF
                                       OWNERS AND
                                      RELATIONSHIP                                    VALUE OF     PERCENTAGE
  NAME OF DIRECTOR                    TO DIRECTOR       COMPANY     TITLE OF CLASS   SECURITIES     OF CLASS
---------------------------------------------------------------------------------------------------------------
JOHN V. BOYER                            N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
PATRICIA W. CHADWICK(1)                  N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                        N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN                    N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
PATRICK W. KENNY                         N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
WALTER H. MAY                            N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
JOCK PATTON                              N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
SHERYL K. PRESSLER(1)                    N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
DAVID W. C. PUTNAM                       N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                         N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER                     N/A              N/A             N/A             $0           N/A
---------------------------------------------------------------------------------------------------------------

(1)   Commenced services as a Director on January 18, 2006.


                                 CODE OF ETHICS

The Board of the Feeder Portfolios, ILIAC (as adviser) and the Distributor (as principal underwriter) have adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Feeder Portfolio. The Codes allow trades to be made in securities that may be held by a Feeder Portfolio, however, they prohibit a person from taking advantage of Feeder Portfolio trades or from acting on inside information. Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

FMR, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA (U.K.)L, Fidelity Distributors Corporation (FDC), and the Master Funds have also adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restricts certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the Master Funds.

                             PROXY VOTING PROCEDURES


When a Portfolio is a feeder in a master/feeder structure, proxies for the portfolio securities of the Master Fund will be voted pursuant to the Master Fund's proxy voting policies and procedures. The following procedures apply only if the Feeder Portfolios are removed from the master/feeder structure. The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Feeder Portfolios' portfolio securities. The Company's proxy voting procedures and guidelines delegate to ILIAC the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to ILIAC, the Board has also approved ILIAC's proxy voting procedures, which require ILIAC to vote proxies in accordance with the Company's proxy voting procedures and guidelines. In addition, the Board established the Valuation, Proxy and Brokerage Committee (formerly, the Valuation and Proxy Voting Committee) to oversee the implementation of the Company's proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of ILIAC, is attached hereto as Appendix B. Information regarding how the Feeder Portfolios voted proxies, if any, relating to portfolio securities for the one-year period ending June 30th is available no later than August 31st of each year through the ING Funds' website at http;//www.ingfunds.com or by accessing the SEC's EDGAR database at http;//www.sec.gov.


            DISCLOSURE OF THE FEEDER PORTFOLIOS' PORTFOLIO SECURITIES

The Feeder Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Feeder Portfolios' annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Feeder Portfolio posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and makes it available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., a Portfolio will post the quarter-ending June 30 holdings on August 1).

Each Feeder Portfolio also compiles a list composed of its ten largest holdings ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Feeder Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual shareholder reports, or view on ING's website, the Feeder Portfolios' portfolio holdings schedule. The Top Ten list also is provided in quarterly Feeder Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING's website, a Feeder Portfolio may provide its portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Feeder Portfolio has a legitimate business purpose for doing so. Specifically, a Feeder Portfolio's disclosure of its portfolio holdings may include disclosure:

      o To the Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;
      o To financial printers for the purpose of preparing Feeder Portfolio regulatory filings;
      o     For the purpose of due diligence regarding a merger or acquisition;
      o To a new adviser or sub-adviser prior to the commencement of its management of a Feeder Portfolio;
      o To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Feeder Portfolio than is posted on the Feeder Portfolios' website;

      o To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;
      o To service providers, such as proxy-voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Feeder Portfolio; or
      o To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.


The Company's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Feeder Portfolios' portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Feeder Portfolios' shareholders, on the one hand, and those of the Feeder Portfolios' investment adviser, sub-adviser, principal underwriter or any affiliated person of a Feeder Portfolio, its investment adviser, or its principal underwriter, on the other. Such Policies authorize the Feeder Portfolios' administrator to implement the Company's Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Feeder Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of Feeder portfolio holdings creates a conflict between the interests of shareholders and the interests of the investment adviser, sub-adviser, principal underwriter and their affiliates. The Company's Board has authorized the senior officers of the Feeder Portfolios' administrator to authorize the release of the Feeder Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Feeder Portfolios' administrator reports quarterly to the Company's Board regarding the implementation of the Policies.


The Feeder Portfolios have the following ongoing arrangements with certain third parties to provide the Feeder Portfolios' portfolio holdings:

---------------------------------------------------------------------------------------------------------------------
Party                                   PURPOSE                     FREQUENCY            TIME LAG BETWEEN DATE OF
                                                                                           INFORMATION AND DATE
                                                                                           INFORMATION RELEASED
---------------------------------------------------------------------------------------------------------------------
Institutional Shareholder    Proxy Voting & Class Action     Daily                     None
Services, Inc.               Services
---------------------------------------------------------------------------------------------------------------------
Charles River Development    Compliance                      Daily                     None
---------------------------------------------------------------------------------------------------------------------

All of the arrangements in the table above are subject to the Policies adopted by the Company's Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders. The Company's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Feeder Portfolios will be disclosed to the Company's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Feeder Portfolios, the investment adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


Shares of the Feeder Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates in connection with the creation or management of the Feeder Portfolio's.

ILIAC may be deemed a control person of the [Company] in that certain of their separate accounts hold more than 25% of the shares of certain Feeder Portfolios of the Company. As of April 5, 2006, the following owned of record or, to the knowledge of the Company, beneficially owned more than 5% or more of the outstanding shares of:

--------------------------------------------------------------------------------------------------------
         PORTFOLIO CLASS OF SHARES                             OWNER NAME AND ADDRESS
--------------------------------------------------------------------------------------------------------
                                                            ING LIFE INSURANCE & ANNUITY
                                                  COMPANY 151 FARMINGTON AVENUE, HARTFORD, CT 06156
--------------------------------------------------------------------------------------------------------
ING FIDELITY(R) VIP CONTRAFUND(R)
      Service                                 100%
      Adviser                                 100%
--------------------------------------------------------------------------------------------------------
ING FIDELITY(R) VIP EQUITY-INCOME
      Service                                 100%
      Adviser                                 100%
--------------------------------------------------------------------------------------------------------
ING FIDELITY(R) VIP GROWTH
     Service                                  100%
     Adviser                                  100%
--------------------------------------------------------------------------------------------------------
ING FIDELITY(R) VIP MID CAP
     Service                                  100%
     Adviser                                  100%
--------------------------------------------------------------------------------------------------------

To the knowledge of management, the Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of any Feeder Portfolio of the Company as of April 5, 2006.


                        ADVISER TO THE FEEDER PORTFOLIOS

ILIAC serves as the adviser to the Feeder Portfolios pursuant to an investment advisory agreement ("Investment Advisory Agreement") between ILIAC and the Company. ILIAC's principal address is 151 Farmington Avenue, Hartford, CT 06156. ILIAC, a Connecticut corporation, is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ILIAC is registered with the SEC as an investment adviser. Under the Investment Advisory Agreement and subject to the direction of the Board, has the overall responsibility, among other things, to (i) select the securities to be purchased, sold or exchanged by each Feeder Portfolio, and place trades on behalf of each Feeder Portfolio, or delegate such responsibility to one or more sub-advisers; (ii) supervise all aspects of the operations of the Feeder Portfolios; (iii) obtain the services of, contract with, and provide instructions to custodians and/or sub-custodians of each Feeder Portfolio's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of the Investment Advisory Agreement; (iv) monitor the investment program maintained by each sub-adviser for the Feeder Portfolios and the sub-advisers' compliance programs to ensure that the Feeder Portfolio's assets are invested in compliance with the Sub-Advisory Agreement and the Feeder Portfolio's investment objectives and policies as adopted by the Board and described in the most current effective amendment to the registration statement for the Feeder Portfolio, as filed with the SEC under the 1933 Act and the 1940 Act; (v) allocate Feeder Portfolio assets among the sub-advisers; (vi) review all data and financial reports prepared by each sub-adviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations; (vii) establish and maintain regular communications with each sub-adviser to share information it obtains with each sub-adviser concerning the effect of developments and data on the investment program maintained by the sub-adviser; (viii) oversee all matters relating to the offer and sale of the

Feeder Portfolios' shares, the Company's corporate governance, reports to the Board, contracts with all third parties on behalf of the Feeder Portfolios for services to the Feeder Portfolios, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Feeder Portfolios' operations; and (ix) take other actions that appear to ILIAC and the Board to be necessary.

The Investment Advisory Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Feeder Portfolio, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.

The Company and ILIAC have received an exemptive order from the SEC that allows ILIAC to enter into new investment sub-advisory contracts and to make material changes to sub-advisory contracts with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Directors (including a majority of Disinterested Directors) of the Company must approve any new or amended sub-advisory contracts with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. ILIAC remains responsible for providing general management services to each of the Feeder Portfolios, including overall supervisory responsibility for the general management and investment of each Feeder Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set each Feeder Portfolio's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Feeder Portfolio's assets; (iii) when appropriate, allocate and reallocate a Feeder Portfolio's assets among multiple sub-advisers;
(iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Feeder Portfolio's investment objectives, policies and restrictions.

The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Company or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Feeder Portfolio without penalty at any time on sixty days' written notice by
(i) the Directors, (ii) a majority vote of the outstanding voting securities of that Feeder Portfolio, or (iii) ILIAC. The Investment Advisory Agreement terminates automatically in the event of assignment.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

In considering the Investment Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant. For information regarding the basis for the Board's approval of the Investment Advisory Agreement for each Feeder Portfolio, please refer to the annual shareholder report dated December 31, 2005.

FEEDER PORTFOLIOS ADVISORY FEES

Under the terms of the Investment Advisory Agreement, during periods in which the Feeder Portfolios invest directly in investment securities, each Feeder Portfolio pays ILIAC a monthly fee in arrears equal to the following as a percentage of the Feeder Portfolio's average daily net assets during the month, as set out below.

FEEDER PORTFOLIO                        ANNUAL ADVISORY FEE

ING Fidelity(R) VIP Contrafund(R)       If the Portfolio has not invested all or substantially
Portfolio                               all of its assets in another Investment Company: 0.58%
                                        If the Portfolio invests all or substantially all of
                                        its assets in another investment company: 0.00%

ING Fidelity(R) VIP Growth Portfolio    If the Portfolio has not invested all or substantially
                                        all of its assets in another Investment Company: 0.58%


                                       40

                                        If the Portfolio invests all or substantially all of
                                        its assets in another investment company: 0.00%

ING Fidelity(R) VIP Equity-Income       If the Portfolio has not invested all or substantially
Portfolio                               all of its assets in another Investment Company: 0.48%
                                        If the Portfolio invests all or substantially all of
                                        its assets in another investment company: 0.00%

ING Fidelity(R) VIP Mid Cap Portfolio   If the Portfolio has not invested all or substantially
                                        all of its assets in another Investment Company: 0.58%
                                        If the Portfolio invests all or substantially all of
                                        its assets in another investment company: 0.00%

Each Feeder Portfolio anticipates investing substantially all of its assets in another investment company.

ADVISER TO THE MASTER FUNDS - FMR serves as manager to each Master Fund and to other mutual funds, including those in the Fidelity Variable Insurance Products family of funds.

Each Master Fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Under the terms of its management contract with each Master Fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the Master Fund in accordance with its investment objective, policies and limitations. FMR also provides each Master Fund with all necessary office facilities and personnel for servicing the Master Fund's investments, compensates all officers of each Master Fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each Master Fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each Master Fund. These services include providing facilities for maintaining each Master Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each Master Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each Master Fund's records and the registration of each Master Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each Master Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MASTER FUNDS EXPENSES - In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending each Master Fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each Master Fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each Master Fund's management contract further provides that the Master Fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each Master Fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each Master Fund include interest, taxes, brokerage commissions, the Master Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each Master Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Master Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Each Master Fund also pays the costs related to the solicitation of Master Fund proxies from variable product owners. As a shareholder in its corresponding Master Fund, each Feeder Portfolio indirectly pays a proportional share of the management-related expenses.

MASTER FUNDS ADVISORY FEES- For the services of FMR under the management contract, each Master Fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for the Master Funds.

       GROUP FEE RATE SCHEDULE             EFFECTIVE ANNUAL FEE RATES
   Average Group       Annualized      Group Net         Effective Annual Fee
       Assets             Rate          Assets                   Rate
       ------             ----          ------                   ----
0 - $3 billion            .5200%      $ 1 billion                .5200%
3 - 6                     .4900           50                     .3823
6 - 9                     .4600           100                    .3512
9 - 12                    .4300           150                    .3371
12 - 15                   .4000           200                    .3284
15 - 18                   .3850           250                    .3219
18 - 21                   .3700           300                    .3163
21 - 24                   .3600           350                    .3113
24 - 30                   .3500           400                    .3067
30 - 36                   .3450           450                    .3024
36 - 42                   .3400           500                    .2982
42 - 48                   .3350           550                    .2942
48 - 66                   .3250           600                    .2904
66 - 84                   .3200           650                    .2870
84 - 102                  .3150           700                    .2838
102 - 138                 .3100           750                    .2809
138 - 174                 .3050           800                    .2782
174 - 210                 .3000           850                    .2756
210 - 246                 .2950           900                    .2732
246 - 282                 .2900           950                    .2710
282 - 318                 .2850          1,000                   .2689
318 - 354                 .2800          1,050                   .2669
354 - 390                 .2750          1,100                   .2649
390 - 426                 .2700          1,150                   .2631
426 - 462                 .2650          1,200                   .2614
462 - 498                 .2600          1,250                   .2597
498 - 534                 .2550          1,300                   .2581
534 - 587                 .2500          1,350                   .2566
587 - 646                 .2463          1,400                   .2551
646 - 711                 .2426
711 - 782                 .2389
782 - 860                 .2352
860 - 946                 .2315
946 - 1,041               .2278
1,041 - 1,145             .2241
1,145 - 1,260             .2204
Over 1,260                .2167


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,012 billion of group net assets - the approximate level for December 2005 - was 0.2683%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,012 billion.


The individual fund fee rate for each Master Fund is set forth in the following table. Based on the average group net assets of the funds advised by FMR for December 2005, each Master Fund's annual management fee rate would be calculated as follows:

Master Fund                      Group Fee Rate        Individual Fund Fee Rate        Management Fee Rate
-----------                      --------------        ------------------------        -------------------
VIP Contrafund(R) Portfolio         0.2683%       +             0.30%              =          0.5683%
VIP Growth Portfolio                0. 2683%      +             0.30%              =          0.5683%
VIP Equity-Income Portfolio         0. 2683%      +             0.20%              =          0.4683%
VIP Mid Cap Portfolio               0. 2683%      +             0.30%              =          0.5683%


One-twelfth of the management fee rate is applied to each Master Fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For more information regarding FMR, the investment adviser to the Master Funds, see the Master Funds' statement of additional information which is delivered together with this SAI.

                         SUB-ADVISER TO THE MASTER FUNDS

On behalf of each Master Fund, FMR has entered into a sub-advisory agreement with FMR Co. Inc. ("FMRC") pursuant to which FMRC has day-to-day responsibility for choosing investments for each Master Fund.

Under the terms of the sub-advisory agreements for each Master Fund, FMR pays FMRC fees equal to 50% of the management fee payable to FMR under its management contract with each Master Fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

With respect to VIP Contrafund(R) Portfolio and VIP Mid Cap Portfolio, FMR has entered into a master international research agreement with Fidelity International Investment Advisors ("FIIA"). FIIA, in turn, has entered into sub-research agreements with Fidelity International Investment Advisors (U.K.) Limited ("FIIA (U.K.)L") and Fidelity Investments Japan Limited ("FIJ"). Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on a Master Fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA (U.K.) L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a Master Fund.


With respect to VIP Contrafund(R) Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, FMR and Fidelity Research & Analysis Company (FRAC) have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers.


SUB-ADVISERS TO VIP CONTRAFUND(R) PORTFOLIO AND VIP MID CAP PORTFOLIO - FMR U.K., FMR FAR EAST, AND FIJ.


With respect to VIP Contrafund(R) Portfolio and VIP Mid Cap Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and FRAC. FRAC has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Master Funds (discretionary services).


Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:


      o FMR pays FMR U.K. and FRAC fees equal to 110% and 105%, respectively, of FMR U.K.'s and FRAC's costs incurred in connection with providing investment advice and research services.
      o FRAC pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.


On behalf of VIP Contrafund(R) Portfolio and VIP Mid Cap Portfolio, under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

      o FMR pays FMR U.K. and FRAC a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
      o FRAC pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FRAC.


For more information regarding the sub-advisers of the Master Funds and for information regarding the Master Funds' Portfolio Manager's compensation, other accounts managed by the Master Funds' Portfolio Managers and each Master Funds' Portfolio Manager's ownership of securities in the Portfolios, see the Master Funds' statement of additional information which is delivered together with this SAI.

                                  ADMINISTRATOR


Pursuant to an Administrative Services Agreement between the Company and ING Funds Services, LLC, ING Funds Services, LLC has agreed to provide all administrative services in support of the Feeder Portfolios and is responsible for the supervision of the Company's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, ING Funds Services, LLC receives a monthly fee from each Feeder Portfolio at an annual rate of 0.05% based on the average daily net assets of each Feeder Portfolio. If a Feeder Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Feeder Portfolio. Pursuant to its administration agreement with the Fund, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.14%, 0.14% and 0.17%, respectively, of average daily net assets for ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Growth Portfolio, ING Fidelity(R) VIP Equity-Income Portfolio, and ING Fidelity(R) VIP Mid Cap Portfolio, if the respective Portfolio does not invest substantially all of its assets in another investment company.


Each Feeder Portfolio anticipates investing substantially all of its assets in another investment company.

                                    CUSTODIAN


The Bank of New York ("BONY"), One Wall Street, New York, New York, serves as custodian of the assets of the Feeder Portfolios. BONY does not participate in determining the investment policies of a Feeder Portfolio or in deciding which securities are purchased or sold by a Feeder Portfolio.


                                 TRANSFER AGENT

DSI Systems, Inc., 330 West 9th Street, Kansas City, Missouri, serves as transfer agent to the Feeder Portfolios.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm to the Feeder Portfolios. KPMG LLP provides audit services, assistance and consultation in connection with SEC filings.


                                  LEGAL COUNSEL

Legal matters for each Portfolio are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


                              PRINCIPAL UNDERWRITER

The Company has entered into an Underwriting Agreement ("Agreement") pursuant to which ING Financial Advisers, LLC ("Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, serves as principal underwriter for the continuous offering of shares of the Feeder Portfolios. The Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Feeder Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Agreement. The Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Feeder Portfolio's shares without the payment of any penalty.

The Underwriter has agreed to use its best efforts to solicit orders for the purchase of shares of all the Feeder Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.


BROKERAGE AND RESEARCH SERVICES

For information regarding portfolio brokerage of each Master Fund, see the Master Funds' statement of additional information which is delivered together with this SAI.

PORTFOLIO TURNOVER

The portfolio turnover of each Master Fund is described in the Master Funds' statement of additional information which is delivered together with this SAI.

                              DESCRIPTION OF SHARES


The Articles of Incorporation authorize the Company to issue $13,600,000,000 shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Feeder Portfolios into three classes: Initial Shares, Service Shares and Adviser Shares. The Initial Shares of the Feeder Portfolios are not being offered at this time. The following describes Service Shares and the Adviser Shares classes of the Feeder Portfolios.


Each Service Share and Adviser Share represents interests in the same portfolio of investments of the particular Feeder Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Feeder Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class are borne exclusively by the Adviser Class pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service and Adviser Classes, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.


Service Class shares of a Feeder Portfolio are intended for distribution network, including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Feeder Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Feeder Portfolio 's Service Class held by customers of such Service Organizations.


Adviser Class shares of a Feeder Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Feeder Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Feeder Portfolio's Adviser Class. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Fund also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Ms. Tillinghast, Vice President of the Company, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ILIAC, the parent company of the Distributor.

Adviser Class shares of a Feeder Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the respective Feeder Portfolio's Adviser Class held by customers of such Service Organizations.


The tables below disclose the shareholder servicing and 12b-1 fees paid by each of the Portfolios for the year ended December 31, 2005:



-----------------------------------------------------------------------------------------------------------------
FEEDER PORTFOLIOS                                                         FEES PAID OUT IN DOLLARS
-----------------------------------------------------------------------------------------------------------------
                                                                 ADVISER CLASS               SERVICE CLASS
-----------------------------------------------------------------------------------------------------------------
ING FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Advertising                                                            $   --                 $     5
-----------------------------------------------------------------------------------------------------------------
Printing                                                                    7                       99
-----------------------------------------------------------------------------------------------------------------
Salaries & Commissions                                                  6,642                   89,047
-----------------------------------------------------------------------------------------------------------------
Broker Servicing                                                           93                    1,342
-----------------------------------------------------------------------------------------------------------------
Miscellaneous                                                             283                    4,261
-----------------------------------------------------------------------------------------------------------------
Total                                                                   7,025                   94,754
-----------------------------------------------------------------------------------------------------------------
ING FIDELITY(R) VIP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Advertising                                                                --                        1
-----------------------------------------------------------------------------------------------------------------
Printing                                                                   --                       22
-----------------------------------------------------------------------------------------------------------------
Salaries & Commissions                                                      5                   20,411
-----------------------------------------------------------------------------------------------------------------
Broker Servicing                                                           --                      314
-----------------------------------------------------------------------------------------------------------------
Miscellaneous                                                              --                      992
-----------------------------------------------------------------------------------------------------------------
Total                                                                       5                   21,740
-----------------------------------------------------------------------------------------------------------------
ING FIDELITY(R) VIP EQUITY--INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Advertising                                                                --                        1
-----------------------------------------------------------------------------------------------------------------
Printing                                                                   --                       18
-----------------------------------------------------------------------------------------------------------------
Salaries & Commissions                                                    100                   15,158
-----------------------------------------------------------------------------------------------------------------
Broker Servicing                                                           --                      214
-----------------------------------------------------------------------------------------------------------------
Miscellaneous                                                               4                      683
-----------------------------------------------------------------------------------------------------------------
Total                                                                     104                   16,074
-----------------------------------------------------------------------------------------------------------------
ING FIDELITY(R) VIP MID CAP PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Advertising                                                                --                       --
-----------------------------------------------------------------------------------------------------------------
Printing                                                                    3                        7
-----------------------------------------------------------------------------------------------------------------
Salaries & Commissions                                                  2,301                    6,383
-----------------------------------------------------------------------------------------------------------------
Broker Servicing                                                           36                       96
-----------------------------------------------------------------------------------------------------------------
Miscellaneous                                                             112                      304
-----------------------------------------------------------------------------------------------------------------
Total                                                                   2,452                    6,790
-----------------------------------------------------------------------------------------------------------------


Shareholders of the Adviser Class shares of each Feeder Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other Feeder Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Feeder Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other Feeder Portfolios that offer Service Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Feeder Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.




                      RULE 12B-1 PLANS OF THE MASTER FUNDS

Each Master Fund has entered into a distribution agreement with Fidelity Distributors Corporation ("FDC"), an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Master Funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees of the Master Funds have approved Distribution and Service Plans on behalf of Service Class 2 shares of each Master Fund (" Plans") pursuant to Rule 12b-1 under the 1940 Act ("Rule"). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Service Class 2 shares and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the Master Funds of distribution expenses.

Under each Plan, if the payment of management fees by the Master Fund to FMR is deemed to be indirect financing by the Master Fund of the distribution of its shares, such payment is authorized by each Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Service Class 2 shares and/or support services that benefit variable product owners, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Service Class 2 shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Service Class 2 of the Master Fund and variable product owners. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of Service Class 2 shares, additional sales of Service Class 2 shares or stabilization of cash flows may result. Furthermore, certain support services that benefit variable product owners may be provided more effectively under the Plans by insurance companies and their affiliates with whom variable product owners have other relationships.

Each Service Class 2 Plan does not provide for specific payments by Service Class 2 of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

Each Master Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

For additional information regarding the Master Fund Plans, see the Master Funds' prospectus and statement of additional information which are delivered along with this SAI.


                          FUND PARTICIPATION AGREEMENT

The Company, on behalf of the Feeder Portfolios, has entered into a Fund Participation Agreement that governs the relationship between the Feeder Portfolios and the insurance company separate accounts that will offer the Feeder Portfolios as investment options for eligible variable life insurance policies and variable insurance contracts. The Fund Participation Agreement addresses, among other things, the provision of certain services to contract owners, the allocation of certain marketing- and service-related expenses and the provision and accuracy of offering materials. The Master Series, an open-end management investment company that is a business trust organized under the laws of the Commonwealth of Massachusetts, has received a "Mixed and Shared Funding Order" from the SEC granting relief from certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of the Master Funds to be sold to variable annuity and life insurance separate accounts of unaffiliated insurance companies.


Under the terms of the Fund Participation Agreements, the Master Series reserves the right to suspend or terminate sales of shares of the Master Funds to the Feeder Portfolios if such action is required by law, or if the Board of Trustees of the Master Series, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate and in the best interests of the Master Series and its shareholders or in response to the order of an appropriate regulatory authority. In addition, the Company reserves the right to terminate purchases of shares of the Master Funds by the Company and the Feeder Portfolios if such action is required bylaw, or if the Board, while exercising its independent judgment and acting in good faith and in light of its fiduciary duties under federal law and any applicable state laws, deems it necessary, appropriate regulatory authority.


                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Feeder Portfolios are the insurance companies for their separate accounts using the Feeder Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors of the Company shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Company, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Feeder Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

The Company, on behalf of each Feeder Portfolio, is a shareholder of each corresponding Master Fund. In the event that a Master Fund solicits the vote or consent of its shareholders, the Company will hold a meeting of shareholders of the corresponding Feeder Portfolio and will cast all of its votes in the Master Fund in the same proportion as the votes cast by the Feeder Portfolio's shareholders. Shares for which no voting instructions are received will be voted in the same proportion as those shares for which instructions are received.

                                 NET ASSET VALUE

DETERMINATION OF NET ASSET VALUE OF THE FEEDER PORTFOLIOS

The net asset value ("NAV") per share for each class of each Feeder Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Feeder Portfolios are open for business every day the NYSE is open. The NYSE is closed on all weekends, all national holidays and Good Friday. Feeder Portfolio shares will not be priced on those days. The NAV per share of each class of each Feeder Portfolio is calculated by taking the total value of a Feeder Portfolio's securities (consisting solely of shares of the Master Fund) attributable to that class, plus any cash or other cost (including dividends and interest accrued but not collected) attributable to that class, subtracting all liabilities (including accrued expenses) attributable to that class, and dividing the total by the number of shares of that class that are outstanding. The NAV of the Feeder Portfolios is determined based upon the NAV of the Master Funds.

DETERMINATION OF NET ASSET VALUE OF THE MASTER FUNDS

Securities of each Master Fund are valued at their NAV. For information regarding the determination of NAV of each Master Fund, see the Master Funds' statement of additional information which is delivered together with the SAI.


                             PERFORMANCE INFORMATION


The Company may, from time to time, include the yield of the Feeder Portfolios, and the total return of the Feeder Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Feeder Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Feeder Portfolio offers its shares.

Quotations of yield for the Feeder Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

      YIELD = 2 [((a-b)/cd + 1)^6 - 1] where,
      a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a Feeder Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Feeder Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of a Feeder Portfolio), calculated pursuant to the following formula: P (1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Feeder Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The following is the average annual total return for the periods indicated ended December 31, 2005 for each Feeder Portfolio of the Company:


-----------------------------------------------------------------------------------------------------------------
                                                      1 YEAR(1)     5 YEARS(1)           SINCE INCEPTION OF
                                                                                           PORTFOLIOS (1)
-----------------------------------------------------------------------------------------------------------------
ING Fidelity(R) VIP Contrafund(R) Portfolio
-----------------------------------------------------------------------------------------------------------------
                  Adviser Class                        15.96%           N/A                   17.51%
-----------------------------------------------------------------------------------------------------------------
                  Service Class                        16.34%           N/A                   17.85%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ING Fidelity(R) VIP Growth Portfolio
-----------------------------------------------------------------------------------------------------------------
                  Adviser Class                         4.71%           N/A                   6.03%
-----------------------------------------------------------------------------------------------------------------
                  Service Class                         5.09%           N/A                   6.46%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ING Fidelity(R) VIP Equity-Income Portfolio
-----------------------------------------------------------------------------------------------------------------
                  Adviser Class                         4.97%           N/A                   6.91%
-----------------------------------------------------------------------------------------------------------------
                  Service Class                         5.35%           N/A                   7.34%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ING Fidelity(R) VIP Mid Cap Portfolio
-----------------------------------------------------------------------------------------------------------------
                  Adviser Class                        17.44%           N/A                   20.91%
-----------------------------------------------------------------------------------------------------------------
                  Service Class                        17.61%           N/A                   21.06%
-----------------------------------------------------------------------------------------------------------------

Each Feeder Portfolio may be categorized as to its market capitalization make-up ("large cap," "mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Feeder Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Feeder Portfolio's characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Feeder Portfolio's various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being present value of each cash flow as a percentage of the bond's full price.


Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that a Feeder's Portfolio's returns tended to be 10% higher than the market return during periods in which market returns were positive. The converse is also true: a Beta of 0.90 indicates that the Portfolio's returns tended to be 10% lower than the market return during periods in which market returns were negative.


Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the S&P 500 Index, the S&P 1500 Supercomposite Healthcare Sector Index, the S&P/Barra Value Index, the S&P Mid Cap 400 Index, the S&P Small Cap 600 Index, the Dow Jones Industrial Average ("DJIA"), the Goldman Sachs Internet Index, the Lehman Brothers Government Bond Index, the Lehman Brothers U.S. Government/Credit Bond Index, the Lehman Brothers Aggregate Bond Index, Lehman Brothers Aggregate Bond Index, the Lehman Government/Credit Bond 1-3 Year Index, the iMoneyNet First Tier Retail Index, the Merrill Lynch High Yield Cash Pay Index, the and the Merrill Lynch U.S. High Yield BB-B Rated Index, the NASDAQ Composite Index, the MSCI EAFE Index, the MSCI All Country World Free Index, the MSCI Emerging Markets Free Index, the MSCI World Index, the Russell Midcap Index, the Russell Midcap Growth Index, the Russell 1000 Index, the Russell 1000 Growth, the Russell 1000 Value, the Russell 2000 Index, the Russell 3000 Index, the Wilshire Real Estate Securities Index, or other indexes that measure performance of a pertinent group of securities,
(ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


Reports and promotional literature may also contain other information including
(i) the ranking of any Feeder Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Feeder Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

In addition, reports and promotional literature may contain information concerning the Investment Adviser, the investment adviser of the Master Funds, or affiliates of the Trust, the Investment Adviser, including (i) performance rankings of other mutual funds managed by the investment adviser, or the individuals employed by CRMC who exercise responsibility for the day-to-day management of a Feeder Portfolio or Master Fund, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Investment Manager to the Trust, including information related to the selection and monitoring of investment advisers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Feeder Portfolio's investment objectives.

In the case of Variable Contracts, quotations of yield or total return for a Feeder Portfolio will not take into account charges and deductions against any Separate Accounts to which a Feeder Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by ING USA, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Feeder Portfolio reflects only the performance of a hypothetical investment in a Feeder Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of a Feeder Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                                   TAX STATUS

Shares of the Feeder Portfolios may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to the Feeder Portfolios' Manager and its affiliates. Shares will generally not be offered to other investors.


Each Feeder Portfolio that has commenced operations has qualified (any Feeder Portfolio of the Fund that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, a Feeder Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly-traded partnership, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Feeder Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to anyone issuer, do not exceed 5% of the value of the Feeder Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Feeder Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which a Feeder Portfolio controls which are engaged in the same or similar trades or businesses or related trade or businesses, or of one or more qualified publicly traded partnerships. If each Feeder Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

Each Feeder Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. Each Feeder Portfolio intends to do so through its investment in the applicable Master Fund. Specifically, each Feeder Portfolio intends, through its investment in the applicable Master Funds, to diversify its investments so that on the last day of the quarter of a calendar year, no more than 55% of the value of its total assets is represented by anyone investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Feeder Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817 (h), investments in RICs are not treated as a single investment, rather a pro rata portion of each asset of the RIC is deemed held. All securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a "Closed Fund").

If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income, "the income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.


The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these Feeder Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate share of the assets of the separate account. You should review your variable contract's Prospectus and SAI and you should consult your own tax advisor as to the possible application of the "investor control" doctrine to you.

If a Feeder Portfolio or Master Fund fails to qualify to be taxed as a regulated investment company, the Feeder Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Feeder Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Feeder Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Feeder Portfolio or Master Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Feeder Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when a Feeder Portfolio's only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Feeder Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Feeder Portfolios. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Master Fund with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

Foreign Investments - Master Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in such Master Funds is reduced by these foreign taxes. Owners of Variable Contracts investing in such Feeder Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Feeder Portfolio investing in a Master Fund holding securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Feeder Portfolio making such investments. Owners of Variable Contracts investing in such Feeder Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Master Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Master Fund.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Feeder Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Feeder Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

                                OTHER INFORMATION

CAPITALIZATION

The Company was incorporated in 1997 in Maryland and commenced operations on November 28, 1997. The Company is an open-end management investment company and currently consists of [39] investment portfolios. The capitalization of the Company consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Company's shareholders. When issued in accordance with the terms of the Articles of Incorporation, shares are fully paid, redeemable, freely transferable, and non-assessable by the Company. Shares do not have preemptive rights, conversion rights or subscription rights. In liquidation of a Portfolio, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.

PURCHASE OF SHARES

Shares of a Feeder Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies, as permitted under the federal tax rules relating to the Feeder Portfolios serving as investment mediums for variable contracts. Shares of the Feeder Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Company currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Company's shares to separate accounts of unaffiliated insurers; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Company might at sometime be in conflict. However, the Board and insurance companies whose separate accounts invest in the Company are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, and between separate accounts of unaffiliated insurers. The Board will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Company. This might force the Company to sell securities at disadvantageous prices.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio's shares.

Shares of each Feeder Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Company.

REDEMPTION OF SHARES

Shares of any Feeder Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Feeder Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Company or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Feeder Portfolio to make payment wholly or partly in cash, the Feeder Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Feeder Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Feeder Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of the Feeder Portfolio's shares.

EXCHANGES

Shares of each Feeder Portfolio may be exchanged for shares of another Feeder Portfolio of the same class. Exchanges are treated as a redemption of shares of one Feeder Portfolio and a purchase of shares of one or more of the other portfolios and are effected at the respective net asset values per share of each Feeder Portfolio on the date of the exchange. The Company reserves the right to modify or discontinue its exchange privilege at any time without notice.

Variable contract owners do not deal directly with the Company with respect to the purchase, redemption, or exchange of shares of a Feeder Portfolio, and should refer to the prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Feeder Portfolio.

The Company reserves the right to discontinue offering shares of one or more Feeder Portfolios at any time. In the event that a Feeder Portfolio ceases offering its shares, any investments allocated by an insurance company to such Feeder Portfolio may be invested in one or more portfolios in the ING Funds.

REGISTRATION STATEMENT

This SAI and the accompanying Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

The Registration Statement, including the exhibits filed therewith, may be obtained from the SEC upon payment of the prescribed fee or examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

REPORTS TO SHAREHOLDERS

The fiscal year of the Company ends on December 31. Each Feeder Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

                              FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm's report thereon for the Feeder Portfolios are included in the Company's annual shareholder report as of and for the period ended December 31, 2005, and have been incorporated by reference into this SAI.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

                                    APPENDIX B

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 10, 2003
                          REVISION DATE: MARCH 16, 2006

                                   ----------

I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.   DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.    APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

Committee at its next regularly scheduled meeting.

V.     VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

       A.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

       B.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

            2.   NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

            If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

            If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

            4.   Referrals to a Fund's Valuation, Proxy and Brokerage Committee

            A Fund's Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

            The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

            The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.    CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.   REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.   Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

       Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

       Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

       B.   Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

       C.   Proxy Group

       The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

       A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

       For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

       D.   Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

       C.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

            2.   NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

       A.   Assessment of the Agent

            The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

            Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

       B.   Conflicts of Interest

            The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

            In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

            For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

            The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

          NAME                                        TITLE OR AFFILIATION
Stanley D. Vyner            Chief Investment Risk Officer and Executive Vice President, ING
                            Investments, LLC

Todd Modic                  Senior Vice President, ING Funds Services, LLC and ING Investments, LLC;
                            and Chief Financial Officer of the ING Funds

Maria Anderson              Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                Proxy Coordinator for the ING Funds and Manager - Special Projects, ING
                            Funds Services, LLC

Julius Drelick              Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.     Counsel, ING Americas US Legal Services

Steve Wastek, Esq.          Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.     INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.     THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such independent outside director nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill considerations (E.G., failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect", generally DO NOT WITHHOLD support from nominees who sit on the compensation committee or from the pay package recipient. If the Agent has raised other considerations regarding compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee and served during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees who sit on up to (and including) seven public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be four, above which the nominee shall be considered on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights. Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.
Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered.

2.     PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.     AUDITORS

RATIFYING AUDITORS

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.     PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

TIME-PHASED VOTING

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.     TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

AMENDMENTS TO CORPORATE DOCUMENTS

Unless recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger, generally, vote AGAINST proposals seeking to remove shareholder approval requirements by (1) moving article provisions to portions of the charter not requiring shareholder approval or (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested. Generally, vote AGAINST proposals for charter amendments that may support board entrenchment, particularly if the proposal is bundled or the board is classified.
Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.     MISCELLANEOUS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

    - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
    -  If the dissidents agree, the policy remains in place.
    - If the dissidents do not agree, the confidential voting policy is waived. Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

MAJORITY VOTING STANDARD

Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders. For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.     CAPITAL STRUCTURE

Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds or those in excess but meeting Agent's qualitative standards, but consider on a

       CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.
Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.     EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.
    - Generally, vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it.
    - Consider plans CASE-BY-CASE if Agent suggests cost assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s).
    - Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance.

    -  Generally, vote AGAINST plans administered by potential grant recipients.
    - Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

RESTRICTED STOCK PLANS

Consider proposals for restricted stock plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent's criteria for acceptable repricing/replacement transactions, except that burn rate considerations raised by the Agent shall not be grounds for withholding support. Vote AGAINST compensation plans that (1) permit or may permit (E.G., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or (3) give the board sole discretion to approve option repricing/replacement programs.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
    FEATURES

    Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

    Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

    Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

    Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote AGAINST shareholder proposals that seek disclosure beyond regulatory requirements of the remuneration of individuals other than senior executives and directors. However, vote AGAINST shareholder proposals that seek such disclosure if providing it would be out of step with market practice and potentially disruptive to the business.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, including "claw back" recoupments.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.     STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.    MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach to evaluating such proposals.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.    MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.    GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (E.G., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:
    -  the opening of the shareholder meeting
    -  that the meeting has been convened under local regulatory requirements
    -  the presence of quorum
    -  the agenda for the shareholder meeting
    -  the election of the chair of the meeting
    -  the appointment of shareholders to co-sign the minutes of the meeting
    -  regulatory filings (E.G., to effect approved share issuances)
    - the designation of inspector or shareholder representative(s) of minutes of meeting
    - the designation of two shareholders to approve and sign minutes of meeting
    -  the allowance of questions
    -  the publication of minutes
    -  the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent's recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:
    -  bundled slates of nominees in (Hong Kong or France);
    -  simultaneous reappointment of retiring directors (South Africa);
    - in markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or
    - nominees whose names are not disclosed in advance of the meeting (Hong Kong or South Africa).

Consider nominees for which the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S. Guidelines with respect to director attendance shall apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

BOARD STRUCTURE

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.

INDEPENDENT STATUTORY AUDITORS

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

NOMINATING COMMITTEE

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason.

STOCK OPTION PLANS FOR INDEPENDENT INTERNAL STATUTORY AUDITORS

With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

EQUITY COMPENSATION PLANS

Unless otherwise provided for herein, votes with respect to compensation plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features.

SHARES RESERVED FOR EQUITY COMPENSATION PLANS

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests. Generally, vote AGAINST equity compensation plans (E.G., option, warrant, restricted stock or employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:
    -  exceed Agent's recommended dilution limits;
    - provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);
    -  are administered by potential grant recipients;
    - permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;
    - for restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);
    - allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;
    - provide for terms or participation that is markedly out of line with market practice;

    - provide for retesting in connection with achievement of performance hurdles unless the Agent's analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the amount of compensation subject to retesting is DE MINIMIS as a percentage of overall compensation or relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

REMUNERATION REPORTS

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting (1) practices or features not supported under these Guidelines (2) financial assistance or retesting under the conditions described above, or (3) provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Except as described above, consider provisions Agent raises with concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria on a CASE-BY-CASE basis.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

GENERAL SHARE ISSUANCES

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without preemptive rights to a maximum of 20 percent of currently issued capital.
Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company's rationale.
Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

INCREASES IN AUTHORIZED CAPITAL

Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach, as follows:
Generally, vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital, unless:
    - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
    - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

PREFERRED STOCK

Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach, including:
    - Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
    - Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests.
    - Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

POISON PILLS/PROTECTIVE PREFERENCE SHARES

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover issuances that do not meet the Agent's standards, but generally DO NOT VOTE AGAINST director nominees or remuneration in connection with poison pill considerations raised by the Agent.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

APPROVAL OF DONATIONS

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
    -  it is editorial in nature;
    -  shareholder rights are protected;
    -  there is negligible or positive impact on shareholder value;
    - management provides adequate reasons for the amendments or the Agent otherwise supports management's position; or
    -  the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
    - Generally vote FOR management proposals to amend a company's articles to expand its business lines.
    - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
    - If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date.
    - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS

In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                               ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                 (800) 992-0180
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 28, 2006


                          ING SOLUTION INCOME PORTFOLIO
                           ING SOLUTION 2015 PORTFOLIO
                           ING SOLUTION 2025 PORTFOLIO
                           ING SOLUTION 2035 PORTFOLIO
                           ING SOLUTION 2045 PORTFOLIO

             Adviser Class, Initial Class, Service Class and Class T


This Statement of Additional Information ("SAI") related to the series listed above (each, a "Portfolio" and collectively, the "Solution Portfolios") of ING Partners, Inc. ("Company"). A prospectus or prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") for the Portfolios dated April 28, 2006, that provide the basic information you should know before investing in the Solution Portfolios, may be obtained without charge from the Solution Portfolios or the Portfolios' principal underwriter, ING Financial Advisers, LLC, at the address written above. This SAI is not a prospectus, but is incorporated herein by reference and should be read in conjunction with the Prospectuses each dated April 28, 2006, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). Capitalized terms not defined in this SAI are used as defined terms in the Prospectuses.

The information in the SAI expands on the information contained in the Prospectuses and any supplements thereto. The Solution Portfolios' financial statements and the independent registered public accounting firm's report thereon, included in the annual shareholder report dated December 31, 2005, are incorporated herein by reference. Copies of the Prospectuses and annual or semi-annual shareholder reports may be obtained upon request and without charge by contacting the Company at the address or phone number above.

Shares of the Solution Portfolios are sold to insurance company separate accounts, so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Solution Portfolios also may sell their shares to certain other investors, such as qualified pension and retirement plans ("Qualified Plans"), and any investment adviser to the Solution Portfolios in connection with the creation or management of the Solution Portfolios. Shares of the Portfolios are currently offered to Variable Contracts that are subsidiaries of ING Groep N.V. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


INTRODUCTION...................................................................2
HISTORY OF THE COMPANY.........................................................2
DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES........3
MANAGEMENT OF THE COMPANY.....................................................59
CODE OF ETHICS................................................................75
PROXY VOTING PROCEDURES.......................................................75
DISCLOSURE OF THE SOLUTION PORTFOLIOS' PORTFOLIO SECURITIES...................75
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................77
ADVISER.......................................................................77
PRINCIPAL UNDERWRITER.........................................................82
DESCRIPTION OF SHARES.........................................................84
VOTING RIGHTS.................................................................87
COMBINATION WITH ING SOLUTION INCOME PORTFOLIO................................87
NET ASSET VALUE...............................................................87
TAX STATUS....................................................................89
FINANCIAL STATEMENTS..........................................................92
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                                  INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses for the Adviser ("ADV") Class, Initial ("Class I"), Service ("Class S"), and Class T shares of the Solution Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained in the SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Solution Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectuses and are not repeated herein. Unless otherwise noted, a Portfolio or Underlying Fund may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectuses or this SAI that the investment adviser or a sub-adviser reasonably believes is compatible with the investment objectives and policies of that Portfolio or Underlying Fund. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given to them in the Prospectuses.

                             HISTORY OF THE COMPANY


The Company is a Maryland corporation and commenced operations on November 28, 1997. The Company changed its name from Portfolio Partners, Inc. to ING Partners, Inc. effective May 1, 2002.

The Company is an open-end, diversified management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions. The Company currently has authorized 39 Portfolios; however, not all of the portfolios are offered in this SAI. The following Portfolios are described in this SAI: ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and the ING Solution 2045 Portfolio.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS


The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities as defined by the 1940 Act as the lesser of: (i) 67% or more of that Portfolio's voting securities present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio's outstanding voting securities are present in person or by proxy; or
(ii) more than 50% of that Portfolio's outstanding voting securities.


AS A MATTER OF FUNDAMENTAL POLICY, NO PORTFOLIO WILL:

1. With respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if as a result (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

2. "Concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collaterized by securities issued by the U.S. Government, its agencies or instrumentalities).

3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.

4. Make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans.

5. Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Portfolio for its portfolio, a Portfolio may be deemed to be an underwriter under applicable law.

6. Purchase or sell real estate, except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

7. Issue any senior security (as defined in the 1940 Act), except that (i) a Portfolio may enter into commitments to purchase securities in accordance with a Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities.

8. Purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

     DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT POLICIES AND PRACTICES

The Portfolios normally invest all of their assets in shares of other ING Funds ("Underlying Funds"), as described in the Prospectus. The investment techniques described below may be pursued directly by the Underlying Funds. As a general matter, the Portfolios do not invest directly in securities. However, the Portfolios are subject to the risks described below indirectly through their investment in the Underlying Funds.

INVESTMENT POLICIES AND PRACTICES

U.S. GOVERNMENT SECURITIES-- The Underlying Funds may purchase securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which an Underlying Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Underlying Funds will invest in securities of U.S. government agencies or instrumentalities only if the Underlying Fund's sub-adviser is satisfied that the credit risk with respect to such instrumentality is minimal.

The Underlying Funds also may invest in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"), some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"), others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

Municipal Securities - Certain of the Underlying Funds may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Municipal securities include debt obligations the interest on which, in the opinion of bond counsel to the issue at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Municipal Lease Obligations - Certain Underlying Funds may invest in municipal lease obligations, which are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. International may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Underlying Fund's investment adviser or sub-adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Underlying Fund's sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES - Certain of the Underlying Funds may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Custodial receipts may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates. Although under the terms of a custodial receipt the Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS - Certain of the Underlying Funds may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations ("S&Ls"). Certain of the Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in this SAI for further information regarding risks attendant with investment in foreign securities.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. An Underlying Fund will not invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

LOAN PARTICIPATIONS-- Certain of the Underlying Funds may invest in loan participations, subject to the Underlying Fund's limitation on investments in illiquid investments. A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of an Underlying Fund's net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to an Underlying Fund other than to pay such Underlying Fund the proportionate amount of the principal and interest payments it receives.

Loan participations are primarily dependent on the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, an Underlying Fund could experience a reduction in its income. The value of that loan participation might also decline. If the issuing financial institution fails to perform its obligation under the participation agreement, the Underlying Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

Certain Underlying Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Underlying Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which an Underlying Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank's general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund's share price and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain Underlying Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Each Underlying Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, an Underlying Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Underlying Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Underlying Fund and the corporate borrower, if the participation does not shift to the Underlying Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Underlying Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Underlying Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict an Underlying Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Underlying Fund's sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Underlying Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Underlying Funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of portfolios or assets by an Underlying Fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Underlying Funds. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Underlying Funds rely on research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Funds.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES - Certain of the Underlying Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Underlying Fund is committed to advancing additional funds, it will at all times segregate assets, determined to be liquid by the Underlying Fund's sub-adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. Certain of the Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Underlying Fund's investment restriction relating to the lending of funds or assets.

TO BE ANNOUNCED ("TBA") SALE COMMITMENTS - TBAs involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

"WHEN-ISSUED" SECURITIES-- The Underlying Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. When an Underlying Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of an Underlying Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, an Underlying Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. However, although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if an Underlying Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, an Underlying Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than an Underlying Fund's payment obligation).

SECURITIES LENDING-- Each Underlying Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by an Underlying Fund would be invested in high quality, short-term money market instruments. The Underlying Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by an Underlying Fund represent not more than one-third of the value of its total assets.

COMMON STOCK AND OTHER EQUITY SECURITIES - Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company's organization and operations.

The Underlying Funds may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for an Underlying Fund, the Underlying Fund's sub-adviser will generally invest the Underlying Fund's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED SECURITIES-- The Underlying Funds may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock or the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

CONVERTIBLE SECURITIES-- Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, each Underlying Fund's sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

The Underlying Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

CORPORATE DEBT SECURITIES - Certain of the Underling Funds may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Underlying Fund will not accrue any income on these securities prior to delivery. The Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody's Investors Service ("Moody's") or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Underlying Fund's sub-adviser of the Underlying Fund.

CORPORATE ASSET-BACKED SECURITIES-- Certain of the Underlying Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.


HIGH YIELD BONDS - "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa3 by Moody's or BBB- by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Underlying Fund may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high yield securities structured as zero-coupon or pay-in-kind securities. The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Underlying Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Underlying Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.


CORPORATE REORGANIZATIONS-- Certain of the Underlying Funds may purchase indebtedness and participations, secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superceded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of an Underlying Fund's sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

REPURCHASE AGREEMENTS-- The Underlying Funds may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Underlying Fund's sub-adviser has determined to be of comparable creditworthiness. The securities that an Underlying Fund purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the U.S. government securities.


The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, an Underlying Fund will have the right to liquidate the securities. If, at the time an Underlying Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. The Underlying Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Underlying Fund. The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, an Underlying Fund only enters into repurchase agreements after its sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Underlying Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


REVERSE REPURCHASE AGREEMENTS-- Certain of the Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Underlying Fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Underlying Fund's outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund.

MORTGAGE DOLLAR ROLL TRANSACTIONS-- Certain of the Underlying Funds may engage in mortgage dollar roll transactions. A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction an Underlying Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An Underlying Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to an Underlying Fund's overall limitations on investments in illiquid securities.

SEGREGATED ACCOUNTS-- When an Underlying Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Underlying Fund's obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

FLOATING AND VARIABLE RATE INSTRUMENTS-- Certain of the Underlying Funds may invest in floating rate and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. An Underlying Fund's sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, each Underlying Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, an Underlying Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

ILLIQUID SECURITIES - Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when an Underlying Fund's sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund's decision to dispose of these securities and the time when an Underlying Fund is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Underlying Fund's Board of Directors/Trustees.

RESTRICTED SECURITIES-- Certain of the Underlying Funds also may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). An Underlying Fund's Board of Directors/Trustees, based upon information and recommendations provided by the sub-adviser, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held by the Underlying Fund. Subject to an Underlying Fund's limitations on investments in illiquid investments and subject to the diversification requirements of the Code, an Underlying Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Underlying Funds' inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to "QIBs." Nonetheless, a small market exists for trading 144A securities. An Underlying Fund may not be able to sell these securities when its sub-adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING - Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on an Underlying Fund's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Underlying Fund's shares. In the event that an Underlying Fund borrows, the Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to the Underlying Fund's borrowing limitations to the extent that the Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust's custodian (or earmark liquid assets on its records) equal to the Underlying Fund's obligations under the when-issued or delayed delivery arrangement.

LENDING OF PORTFOLIO SECURITIES- In order to generate additional income, certain Underlying Funds may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Underlying Funds and are collateralized by cash, securities or letters of credit. The Underlying Funds might experience a loss if its financial institution defaults on the loan.

The borrower at all times during the loan must maintain with the Underlying Funds cash or cash equivalent collateral or provide to the Underlying Funds an irrevocable letter of credit equal in value to at least6 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Underlying Funds any interest paid on such securities, and the Underlying Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Underlying Funds or the borrower at any time. The Underlying Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PORTFOLIO HEDGING- Hedging against changes in financial markets, currency rates and interest rates may be utilized. One form of hedging is with "derivatives." Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or commodity. Hedging transactions involve certain risks. There can be no assurances that an Underlying Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although an Underlying Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Fund than if it did not hedge. If the Underlying Fund does not correctly predict a hedge, it may lose money. In addition, each Underlying Fund pays commissions and other costs in connection with hedging transactions.

        Risks Associated With Hedging Transactions.


Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Underlying Fund's sub-adviser's view as to certain market movements is incorrect, the risk that the use of hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Underlying Fund to hold a security it might otherwise sell. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Underlying Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the using governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Underlying Funds if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.


In addition, the Underlying Funds pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Underlying Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

        Risks of Hedging Transactions Outside the United States


When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

One form of hedging that may be utilized by certain of the Underlying Funds is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities typically offered to investors, such as the Underlying Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of the Underlying Fund's other assets. Although the Underlying Funds will enter into such contracts with the intention of acquiring securities, the Underlying Funds may dispose of a commitment prior to the settlement if the Investment Adviser deems it appropriate to do so. The Underlying Funds may realize short-term profits or losses upon the sale of forward commitments.


REAL ESTATE INVESTMENT TRUSTS ("REITS")-- Certain of the Underlying Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986 ("Code"). An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

INITIAL PUBLIC OFFERINGS ("IPOS") - IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Underlying Fund's sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolios. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Underlying Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Underlying Funds' performance when the Underlying Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Underlying Funds' returns particularly when the Underlying Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Underlying Funds' assets as it increases in size and therefore have a more limited effect on the Underlying Funds' performance in the future.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase. The number or quality of IPOs available for purchase by the Underlying Funds may vary, or entirely disappear. In some cases, the Underlying Funds may not be able to purchase IPOs at the offering price, but may purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolios to realize a profit.

SMALL COMPANIES - Certain of the Underlying Funds may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of an Underlying Fund to dispose of such securities may be greatly limited, and an Underlying Fund may have to continue to hold such securities during periods when its manager would otherwise have sold the security. It is possible that an Underlying Fund's manager or an affiliate or client of an Underlying Fund's manager may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Underlying Fund which it manages.

UNSEASONED COMPANIES - Certain of the Underlying Funds may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

PRIVATE FUNDS - Certain of the Underlying Funds may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds under certain circumstances are investment companies for purposes of the 1940 Act, the Underlying Fund's ability to invest in them will be limited. In addition, shareholders of the Underlying Fund will remain subject to the Underlying Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Underlying Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the entire investment in the Private Fund.

STRATEGIC TRANSACTIONS - Certain of the Underlying Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns. Utilizing these investment strategies, the Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Funds, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Underlying Funds resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Underlying Fund to utilize these Strategic Transactions successfully will depend on the Underlying Fund's sub-adviser's ability to predict, which cannot be assured, pertinent market movements. The Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

SPECIAL SITUATIONS - A special situation arises when, in the opinion of an Underlying Fund's sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

FOREIGN EQUITY SECURITIES - Certain Underlying Funds may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"), which are described below. Some Underlying Funds may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this SAI for further description of these securities.

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of securities in an Underlying Fund and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. An Underlying Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund's investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that an Underlying Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

EQUITY DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS - Certain Underlying Funds may invest assets in equity and/or debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

FOREIGN CURRENCY TRANSACTIONS - Certain of the Underlying Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Underlying Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Underlying Funds may enter into foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

FORWARD CURRENCY CONTRACTS - Certain of the Underlying Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances. When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when an Underlying Fund's sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets. At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Underlying Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any particular time. In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

FOREIGN DEBT SECURITIES, BRADY BONDS-- Certain of the Underlying Funds may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Underlying Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt-restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic,

Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Underlying Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Underlying Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Underlying Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES-- Certain of the Underlying Funds may invest in principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER-- Certain of the Underlying Funds may invest in performance indexed paper. Performance indexed paper ("PIPs(SM)") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


DEPOSITARY RECEIPTS-- Certain of the Underlying Funds may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other securities representing interests in securities of foreign companies (collectively, "Depository Receipts"). ADRs, which are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. An Underlying Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. An Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund's custodian in five days. An Underlying Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as "foreign securities" for purposes of the limitations on such investments.


EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.


PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS")-- Certain of the Underlying Funds may invest in PFICs. Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. The Underlying Funds are subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of the Underlying Fund's assets may be invested in such securities.


OTHER INVESTMENT COMPANIES - An investment company is a company engaged in the business of pooling investors' money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When an Underlying Fund invests in other investment companies, shareholders of the Underlying Fund bear their proportionate share of the underlying investment companies fees and expenses.


EXCHANGE-TRADED FUNDS ("ETFS") - An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and traded similar to a publicly traded company. Similarly, the risks and costs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Underlying Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Underlying Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when an Underlying Fund invests in ETF's, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF's fees and expenses.

HOLDING COMPANY DEPOSITARY RECEIPTS ("HOLDRS") - HOLDRs are trust-issued receipts that represent an Underlying Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, an Underlying Fund's investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS") - Certain of the Underlying Funds are permitted to invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on The Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Underlying Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Underlying Fund's assets across a broad range of equity securities.

To the extent the Underlying Fund invests in securities of other investment companies, Underlying Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, shareholders of the Underlying Fund may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Underlying Fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the Underlying Fund.

SENIOR LOANS- Certain Underlying Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes "Senior Loans". Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of an Underlying Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized.

Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Portfolio's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans. Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the


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

security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

WARRANTS-- Certain of the Underlying Funds may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

FOREIGN CURRENCY WARRANTS - Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

ZERO COUPON, DEFERRED INTEREST AND PIK BONDS-- Fixed income securities that the Underlying Funds may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund's distribution obligations.

SHORT-TERM CORPORATE DEBT SECURITIES AND COMMERCIAL PAPER-- Certain of the Underlying Funds may invest in short-term corporate debt securities and commercial paper. Short-term corporate debt securities are outstanding, nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates. Commercial Paper are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

COLLATERALIZED DEBT OBLIGATIONS-- Certain of the Underlying Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.


The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Underlying Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Company's prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


STRUCTURED SECURITIES - Certain of the Underlying Funds may invest in structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal


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

amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

LOWER RATED FIXED-INCOME SECURITIES-- Certain of the Underlying Funds may invest in lower rated fixed-income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or by Fitch IBCA, Investors Service ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

Certain of the Underlying Funds may also invest in high-yield, below investment grade fixed-income securities, which are rated Ba or lower by Moody's or BB or lower by S&P or by Fitch, or, if unrated, of comparable quality. No minimum rating standard is required by the Underlying Funds. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. High-yield, below investment grade, fixed-income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Underlying Fund's sub-adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market. For a description of the rating categories described above, see the attached Appendix A.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although an Underlying Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, an Underlying Fund may receive a capital loss on its investment if the security was purchased at a premium and an Underlying Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Underlying Fund.

While an Underlying Fund's sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Underlying Funds' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Underlying Fund's sub-adviser's own independent and ongoing review of credit quality. To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Underlying Fund's sub-adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds which are described above.

SHORT SALES - A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation of a decline in market price. Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the Underlying Fund's sub-adviser believes that a decline in the price of a particular security or group of securities is likely. The Underlying Fund's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. An Underlying Fund is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX - A short sale "against the box" is a short sale where, at the time of the short sale, the Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. An Underlying Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Underlying Fund.

MORTGAGE-RELATED SECURITIES-- Certain of the Underlying Funds may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Commercial Mortgage-Backed Securities - Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Agency-Mortgage-Related Securities: The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (GNMA), the Federal National Mortgage Securities ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Fannie Mae Securities: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs"): ARMs are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an Underlying Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining


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

interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The Underlying Funds consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. government securities for purposes of each Underlying Fund's investment policies.

Privately Issued Mortgage-Related Securities: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. Each Underlying Fund limits its investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Underlying Funds may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Underlying Funds will not invest in residual REMICs. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Subordinated Mortgage Securities: Certain of the Underlying Funds may invest in subordinated mortgage securities. Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to an Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. An Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

An Underlying Fund's sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. An Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Underlying Fund's sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Underlying Fund's sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if


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

necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Additional Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by an Underlying Fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

Stripped Mortgage-Backed Securities-- Certain Underlying Funds may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to an Underlying Fund's limitations on investment in illiquid securities.

Foreign-Related Mortgage Securities - Certain of the Underlying Funds may invest in foreign-related mortgage securities. Foreign-related mortgage securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation

Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

ASSET-BACKED SECURITIES - Certain of the Underlying Funds may invest in asset-back securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities include Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities also include Aircraft Lease Receivables ("ALRs"). ALRs are generally structured as a passthrough trust, a special purpose vehicle. The aircrafts are sold to the trust and the trust will issue several tranches, or classes, of equipment trust certificates to investors. The offering can be made publicly or privately. The trust owns the aircrafts and leases them to the airline companies. Unlike the receivables backed by loans or securities, the aircraft lease receivables are not as sensitive to changes in interest rates. However, the aircrafts lease receivables may entail a higher risk because of the underlying assets. Aircrafts are expensive to maintain, operate, and difficult to sell. In addition, the aircrafts are subject to many laws in different jurisdictions and the repossession of the aircraft from the lessee may be difficult and costly.

Asset-backed securities can also include collateralized putable notes ("CPNs"). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.


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

HYBRID INSTRUMENTS-- Certain of the Underlying Funds may invest in hybrid instruments. Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy would be successful and an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which an Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of an Underlying Fund. Accordingly, each Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that an Underlying Fund's investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

SWAPS, CAPS, FLOORS AND COLLARS-- Among the transactions into which certain of the Underlying Funds may enter are interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. An Underlying Fund may also enter into options on swap agreements ("swap options"). An Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Underlying Fund anticipates purchasing at a later date. An Underlying Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Certain of the Underlying Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, an Underlying Fund's sub-adviser and the Underlying Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. An Underlying Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Underlying Fund's sub-adviser. If there is a default by the counterparty, an Underlying Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Certain of the Underlying Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Underlying Fund would keep the stream of payments and would have no payment obligations. As the seller, the Underlying Fund would be subject to investment exposure on the notional amount of the swap.

Certain of the Underlying Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Underlying Fund in the event of a default.

Certain of the Underlying Funds may also enter into options on swap agreements ("swap options"). A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.


Whether an Underlying Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the Underlying Fund's sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Underlying Funds by the Internal Revenue Code may limit an Underlying Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS - Certain of the Underlying Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investments."

MUNICIPAL BONDS-- Certain of the Underlying Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which an Underlying Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. An Underlying Fund also may purchase Municipal Bonds due to changes in the Underlying Fund's sub-adviser's evaluation of the issuer or cash needs resulting from redemption requests for portfolio shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect an Underlying Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of an Underlying Fund's Municipal Bonds in the same manner.


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

Inflation-Indexed Bonds-- Certain of the Underlying Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Underlying Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. An Underlying Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

EVENT-LINKED BONDS-- Certain of the Underlying Funds may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and an Underlying Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Underlying Fund.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS - Certain of the Underlying Funds may invest in industrial development and pollution control bonds. Tax-exempt industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

PARTICIPATION ON CREDITORS COMMITTEES - Certain of the Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund will participate on such committees only when the Underlying Fund's sub-adviser believes that such participation is necessary or desirable to enforce the Underlying Fund's rights as a creditor or to protect the value of securities held by the Underlying Fund.




CREDIT-LINKED NOTES - Certain of the Underlying Funds may invest in credit-linked notes ("CLN"). One party with a credit option, or risk, linked to a second party, generally issues a CLN The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Underlying Fund in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

TRUST-PREFERRED SECURITIES - Certain of the Underlying Funds may invest in trust-preferred securities, which are also known as trust-issued securities. Trust-preferred securities are securities that have the characteristics of both debt and equity instruments. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represents three percent of the trust's assets. The remaining 97% of the trust's assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the payments received to make dividend payments to the holders of the trust-preferred securities. The primary advantage of this particular structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, the Underlying Funds will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to the Underlying Fund.

OPTIONS ON SECURITIES-- Certain Underlying Funds may purchase and write (sell) call and put options on securities. An Underlying Fund may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. An Underlying Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

An Underlying Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Underlying Fund wants to purchase at a later date. An Underlying Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option sold by an Underlying Fund is "covered" if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus held in accordance with regulatory requirements, if an Underlying Fund holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or
(b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). If a put option is sold by an Underlying Fund, the Underlying Fund will maintain liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmark on its records), or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is equal to or greater than the exercise price of the put sold or where the exercise price of the put held is less than the exercise price of the put sold if the Underlying Fund maintains in a segregated account with the custodian (or earmarks on its records), liquid securities with an aggregate value equal to the difference.

Effecting a closing transaction in the case of a sold call option will permit an Underlying Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Underlying Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit an Underlying Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of an Underlying Fund, provided that another option on such security is not sold.

An Underlying Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Underlying Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Underlying Fund is more than the premium paid for the original purchase. Conversely, an Underlying Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Underlying Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Underlying Fund.

An Underlying Fund may sell options in connection with buy-and-write transactions; that is, the Underlying Fund may purchase a security and then sell a call option against that security. The exercise price of the call an Underlying Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an Underlying Fund's maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Underlying Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Underlying Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an Underlying Fund may elect to close the position or retain the option until it is exercised, at which time the Underlying Fund will be required to take delivery of the security at the exercise price; the Underlying Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by an Underlying Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

An Underlying Fund may also sell combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By entering into a straddle, an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Underlying Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by an Underlying Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

An Underlying Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit an Underlying Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

An Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Fund.

In certain instances, an Underlying Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call"), or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Underlying Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Underlying Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES-- Certain of the Underlying Funds may purchase and sell call and put options on stock indices. An Underlying Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Underlying Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although an Underlying Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. An Underlying Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

An Underlying Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Underlying Fund's sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio. When an Underlying Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the Underlying Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. An Underlying Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). An Underlying Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

An Underlying Fund will receive a premium from selling a put or call option, which increases the Underlying Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which an Underlying Fund has sold a call option falls or remains the same, the Underlying Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Underlying Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Underlying Fund's stock investments. By selling a put option, the Underlying Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Underlying Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Underlying Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

An Underlying Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Underlying Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Underlying Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Underlying Fund's security holdings.

The purchase of call options on stock indices may be used by an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Underlying Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Underlying Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the S&P 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

               FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS-- Certain of the Underlying Funds may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect an Underlying Fund's current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield ("speculation").

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the date and cannot be "exercised" at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Underlying Fund's current or intended stock investments from broad fluctuations in stock prices. For example, an Underlying Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the Underlying Fund's portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Underlying Fund intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Underlying Fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

When an Underlying Fund buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Investment in Gold and Other Precious Metals - Certain Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Gold Futures Contracts - A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When an Underlying Fund purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when an Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. An Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. An Underlying Fund will not engage in these contracts for speculation or for achieving leverage. An Underlying Fund's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

OPTIONS ON FUTURES CONTRACTS-- Certain of the Underlying Funds may purchase and sell options to buy or sell futures contracts in which they may invest ("options on futures contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by an Underlying Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on futures contracts that are sold or purchased by an Underlying Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

An Underlying Fund may sell call options on futures contracts only if it also
(a) purchases the underlying futures contract, (b) owns the instrument, or instruments included in the index, underlying the futures contract, or (c) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held (i) is equal to or less than the exercise price of the call sold or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records). An Underlying Fund may sell put options on futures contracts only if it also (A) sells the underlying futures contract, (B) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract, or (C) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by the Underlying Fund in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by an Underlying Fund, the Underlying Fund will be required to sell the underlying futures contract, which if the Underlying Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by an Underlying Fund is exercised, the Underlying Fund will be required to purchase the underlying futures contract which, if the Underlying Fund has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, the Underlying Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Underlying Fund's holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Underlying Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Underlying Fund intends to purchase. If a put or call option the Underlying Fund has sold is exercised, the Underlying Fund will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Underlying Fund's losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

An Underlying Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Underlying Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Underlying Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Underlying Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY-- Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. Forward contracts may be used for hedging to attempt to minimize the risk to an Underlying Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Each Underlying Fund intends to


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

enter into forward contracts for hedging purposes. In particular, a forward contract to sell a currency may be entered into where the Underlying Fund seeks to protect against an anticipated increase in the rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, an Underlying Fund may enter into a forward contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Underlying Fund intends to acquire. The Underlying Fund also may enter into a forward contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Underlying Fund may enter into forward contracts for "cross hedging" purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. The Underlying Funds may also use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, an Underlying Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Underlying Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Underlying Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

An Underlying Fund will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, an Underlying Fund may purchase a given foreign currency through a forward contract if, in the judgment of the Underlying Fund's sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Underlying Fund may sell the currency through a forward contract if the Underlying Fund's sub-adviser believes that its value will decline relative to the dollar.

An Underlying Fund will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Underlying Fund may sustain losses, which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each Underlying Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Underlying Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Underlying Fund's ability to utilize forward contracts in the manner set forth above may be restricted.

An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Underlying Fund's sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. An Underlying Fund may also hold foreign currency in anticipation of purchasing foreign securities.

OPTIONS ON FOREIGN CURRENCIES-- Certain of the Underlying Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, the Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, the

Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

An Underlying Fund may sell options on foreign currencies for the same types of hedging purposes. For example, where the Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Underlying Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Underlying Fund to hedge such increased cost up to the amount of the premium. Foreign currency options sold by the Underlying Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Underlying Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, the Underlying Fund also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Underlying Funds may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

RISKS ASSOCIATED WITH INVESTING IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH AN UNDERLYING FUND'S SECURITIES-- An Underlying Fund's abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Underlying Fund's securities. In the case of futures and options based on an index, the Underlying Fund will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Underlying Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if an Underlying Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Underlying Fund would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which the Underlying Fund has a position and the portfolio securities the Underlying Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, an Underlying Fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Underlying Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where an Underlying Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Underlying Fund's portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, the Underlying Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Underlying Fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, an Underlying Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Underlying Fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the Underlying Fund may not be fully covered. As a result, the Underlying Fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of an Underlying Fund's holdings. When an Underlying Fund sells an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Underlying Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Underlying Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Underlying Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, the Underlying Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Underlying Fund's overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that an Underlying Fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. An Underlying Fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Underlying Fund may not fully protect it against risk of loss and, in any event, the Underlying Fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

An Underlying Fund also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the Underlying Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, an Underlying Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Underlying Fund with two simultaneous premiums on the same security, but involve additional risk, since the Underlying Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET-- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While an Underlying Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Underlying Fund, and the Underlying Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if an Underlying Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Underlying Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN-- Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where an Underlying Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Underlying Fund or decreases in the prices of securities or other assets the Underlying Fund intends to acquire. Where an Underlying Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Underlying Fund to greater risk.

TRADING AND POSITION LIMITS-- The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Underlying Funds' sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Underlying Funds.

RISKS OF OPTIONS ON FUTURES CONTRACTS-- The amount of risk an Underlying Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. Exchanges--Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Underlying Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Underlying Fund to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike many transactions entered into by an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of an Underlying Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over the counter contracts, and the Underlying Fund could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Underlying Fund's ability to enter into desired hedging transactions. The Underlying Fund will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Underlying Fund's sub-adviser.

Options on securities, options on stock indexes, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS - Each Underlying Fund will engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that over the counter options and assets used to cover sold over the counter options are illiquid and, therefore, together with other illiquid securities held by an Underlying Fund, cannot exceed 15% of an Underlying Fund's assets (the "SEC illiquidity ceiling"). Although the Underlying Fund's sub-adviser may disagree with this position, each Underlying Fund's sub-adviser intends to limit the Underlying Funds' selling of over the counter options in accordance with the following procedure. Also, the contracts an Underlying Fund has in place with such primary dealers provide that the Underlying Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Underlying Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Underlying Fund may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

The policies described above are not fundamental and may be changed without shareholder approval, as may each Portfolio's investment objective.

TEMPORARY DEFENSIVE INVESTMENTS - For temporary and defensive purposes, certain of the Underlying Funds may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives. Certain of the Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the prospectus and statement of additional information of an Underlying Fund will apply at the time of investment. An Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

PORTFOLIO TURNOVER - Certain Underlying Funds may sell a portfolio investment soon after its acquisition if the Underlying Fund's sub-adviser believes that such a disposition is consistent with the portfolios investment objective. Underlying Fund investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                            MANAGEMENT OF THE COMPANY

DIRECTORS


The business and affairs of the Company are managed under the direction of the Company's Board of Directors ("Board") according to the applicable laws of the State of Maryland and the Company's Articles of Incorporation. The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Company's activities, review contractual arrangements with companies that provide services to each Portfolio and review each Portfolio's performance. As of the date of this SAI, the Directors are John V. Boyer, Patricia W. Chadwick, J. Michael Earley, R. Barbara Gitenstein, Patrick W. Kenny, Walter H. May, Thomas J. McInerney, Jock Patton, Sheryl K. Pressler, David W.C. Putnam, John G. Turner, Roger B. Vincent and Richard A. Wedemeyer. The Executive Officers of the Company are James M. Hennessy, Stanley D. Vyner, Michael J. Roland, Joseph M. O'Donnell, Robert S. Naka, Mary A. Gaston, Huey P. Falgout, Jr., Theresa K. Kelety, Kimberly A. Anderson, Lauren D. Bensinger, Robyn L. Ichilov, Todd Modic, Robin R. Nesbitt, Susan P. Kinens, Kimberly K. Palmer, Maria Anderson and Laurie M. Tillinghast.


Set forth in the table below is information about each Director of the Company.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                                                                                Funds in
                                                                                                  Fund
                             Position(s)                                                        Complex                Other
                              Held        Term of Office and                                   Overseen            Directorships
                              With the      Length of Time       Principal Occupation(s) -         by              /Trusteeships
   Name, Address and Age       Company         Served(1)          During the Past 5 Years      Director(2)(3)     Held by Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------------------------------
JOHN V. BOYER               Director   November 1997 -         Unemployed. Formerly,             172                  None
7337 East Doubletree                   Present                 Executive Director, The Mark
Ranch Rd.                                                      Twain House & Museum(4)
Scottsdale, Arizona 85258                                      (September 1989 - November
Age: 52                                                        2005).
-----------------------------------------------------------------------------------------------------------------------------------
PATRICIA W. CHADWICK        Director   January 2006 - Present  Consultant and President of       172                  None
7337 E. Doubletree Ranch                                       self-owned company,
Rd.                                                            Ravengate Partners LLC
Scottsdale, Arizona 85258                                      (January 2000 - Present).
Age:  57
-----------------------------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY           Director   January 2005 - Present  President and Chief               172                  None
7337 East Doubletree                                           Executive Officer, Bankers
Ranch Rd.                                                      Trust Company, N.A. (June
Scottsdale, Arizona 85258                                      1992 - Present).
Age: 60
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                              Funds in
                                                                                                Fund
                           Position(s)                                                        Complex             Other
                            Held        Term of Office and                                   Overseen         Directorships
                            With the      Length of Time       Principal Occupation(s) -         by           /Trusteeships
   Name, Address and Age     Company         Served(1)          During the Past 5 Years      Director(2)(3)  Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN       Director   January 2005 - Present  President, College of New          172      None
7337 East Doubletree                                           Jersey (January 1999 -
Ranch Rd.                                                      Present).
Scottsdale, Arizona 85258
Age: 58
-----------------------------------------------------------------------------------------------------------------------------------
PATRICK W. KENNY            Director   March 2002 - Present    President and Chief                172      Assured Guaranty
7337 East Doubletree                                           Executive Officer                           Ltd. (November 2003-
Ranch Rd.                                                      International Insurance                     Present).
Scottsdale, Arizona 85258                                      Society (June 2001 -
Age: 63                                                        Present). Formerly,
                                                               Executive Vice President,
                                                               Frontier Insurance Group,
                                                               Inc. (January 1999 - March
                                                               2001).
-----------------------------------------------------------------------------------------------------------------------------------
WALTER H. MAY               Director   January 2005 - Present  Retired.                           172      BestPrep Charity
7337 East Doubletree                                                                                       (September 1991 -
Ranch Rd.                                                                                                  Present).
Scottsdale, Arizona 85258
Age: 69
-----------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON                 Chairman   January 2005 - Present  Private Investor (June 1997        172      JDA Software Group,
7337 East Doubletree        and                                - Present). Formerly,                       Inc. (January 1999 -
Ranch Rd.                   Director                           Director and Chief Executive                Present); and Swift
Scottsdale, Arizona 85258                                      Officer, Rainbow Multimedia                 Transportation Co.
Age: 60                                                        Group, Inc. (January 1999 -                 (March 2004 -
                                                               December 2001).                             Present).
-----------------------------------------------------------------------------------------------------------------------------------
SHERYL K. PRESSLER          Director   January 2006 - Present  Consultant (May 2001 -             172      Stillwater Mining
7337 E. Doubletree Ranch                                       Present), Chief Executive                   Company (May 2002 -
Rd.                                                            Officer, Lend Lease Real                    Present); Nuevo
Scottsdale, Arizona 85258                                      Estate Investments, Inc.                    Energy (May 2002 -
Age:  55                                                       (March 2000 - April 2001)                   May 2004); Advanced
                                                               and Chief Investment                        Portfolio Management
                                                               Officer, California Public                  (September 2002 -
                                                               Employees' Retirement System                Present); California
                                                               (April 1994 - February 2000).               HealthCare
                                                                                                           Foundation (June
                                                                                                           1999 - Present);
                                                                                                           Romanian-American
                                                                                                           Enterprise Fund
                                                                                                           (February 2004 -
                                                                                                           Present); and Robert
                                                                                                           A. Toigo Foundation
                                                                                                           (January 1997 -
                                                                                                           December 2002).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                              Funds in
                                                                                                Fund
                           Position(s)                                                        Complex              Other
                             Held        Term of Office and                                   Overseen          Directorships
                            With the      Length of Time       Principal Occupation(s) -         by            /Trusteeships
   Name, Address and Age    Company         Served(1)          During the Past 5 Years      Director(2)(3)   Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
DAVID W.C. PUTNAM           Director   January 2005 - Present  President and Director, F.L.       172      Progressive Capital
7337 East Doubletree                                           Putnam Securities Company,                  Accumulation Trust
Ranch Rd.                                                      Inc. (June 1978 - Present).                 (August 1998 -
Scottsdale, Arizona 85258                                                                                  Present); Principled
Age: 66                                                                                                    Equity Market Trust
                                                                                                           (November 1996 -
                                                                                                           Present); Mercy
                                                                                                           Endowment Foundation
                                                                                                           (September 1995 -
                                                                                                           Present); Asian
                                                                                                           American Bank
                                                                                                           and Trust Company
                                                                                                           (June 1992 - Present);
                                                                                                           and Notre Dame Health
                                                                                                           Care Center (July
                                                                                                           1991 - Present.
-----------------------------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT            Director   January 2005 - Present  President, Springwell              172      AmeriGas Propane,
7337 East Doubletree                                           Corporation (1989 -                         Inc. (January 1998 -
Ranch Rd.                                                      Present).                                   Present).
Scottsdale, Arizona 85258
Age: 60
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER        Director   January 2005 - Present  Retired.  Formerly, Vice           172      Touchstone
7337 East Doubletree                                           President - Finance and                     Consulting Group
Ranch Rd.                                                      Administration, The Channel                 (June 1997 -
Scottsdale, Arizona 85258                                      Corporation - importer of                   Present); and Jim
Age: 69                                                        specialty aluminum alloys in                Henson Legacy (April
                                                               semi-fabricated form  (June                 1994 - Present).
                                                               1996 - April 2002).
                                                               Formerly, Trustee, First
                                                               Choice Funds (February 1997
                                                               - April 2001).
-----------------------------------------------------------------------------------------------------------------------------------
Directors who are "Interested Persons"
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS J. MCINERNEY(5)      Director   January 2005 - Present  Chief Executive Officer, ING       212      Equitable Life
(6)(7)                                                         US Financial Services                       Insurance Co.,
7337 East Doubletree                                           (January 2005 - Present);                   Golden American Life
Ranch Rd.                                                      General Manager and Chief                   Insurance Co., Life
Scottsdale, Arizona 85258                                      Executive Officer, US                       Insurance Company of
Age: 49                                                        Financial Services                          Georgia, Midwestern
                                                               (December 2003 - December                   United Life
                                                               2004); Chief Executive                      Insurance Co.,
                                                               Officer, ING US Financial                   ReliaStar Life
                                                               Services (September 2001 -                  Insurance Co.,
                                                               December 2003); and General                 Security Life of
                                                               Manager and Chief Executive                 Denver, Security
                                                               Officer, US Worksite                        Connecticut Life
                                                               Financial Services (December                Insurance Co.,
                                                               2000 - September 2001).                     Southland Life
                                                                                                           Insurance Co., USG
                                                                                                           Annuity and Life
                                                                                                           Company, and United
                                                                                                           Life and Annuity
                                                                                                           Insurance Co. Inc;
                                                                                                           Ameribest Life
                                                                                                           Insurance Co.; First
                                                                                                           Columbine Life
                                                                                                           Insurance Co.; and
                                                                                                           Metro Atlanta
                                                                                                           Chamber of Commerce
                                                                                                           (January 2003 -
                                                                                                           Present).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                              Funds in
                                                                                                Fund
                           Position(s)                                                        Complex              Other
                             Held        Term of Office and                                   Overseen          Directorships
                            With the      Length of Time       Principal Occupation(s) -         by            /Trusteeships
   Name, Address and Age    Company         Served(1)          During the Past 5 Years      Director(2)(3)   Held by Director
-----------------------------------------------------------------------------------------------------------------------------------
JOHN G. TURNER(5)           Director   January 2005 - Present  Retired.  Formerly, Vice           172      Hormel Foods
7337 East Doubletree                                           Chairman of ING Americas                    Corporation (March
Ranch Rd.                                                      (September 2000 - January                   2000 - Present);
Scottsdale, Arizona 85258                                      2002); Director of ReliaStar                Shopko Stores, Inc.
Age: 66                                                        Life Insurance Company of                   (August 1999 -
                                                               New York (April 1975 -                      Present); and
                                                               December 2001); and Chairman                Conseco, Inc.
                                                               and Trustee of the Northstar                (September 2003 -
                                                               affiliated investment                       Present).
                                                               companies (May 1993 -
                                                               December 2001).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Company, as defined in the of 1940 Act, ("Independent Directors"), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)   As of December 31, 2005.

(3) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Natural Resources Trust; and ING Partners, Inc.


(4) Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5) Messrs. McInerney and Turner are deemed to be "interested persons," as defined by the Investment Company Act of 1940, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Life Insurance and Annuity Company and the Distributor, ING Financial Advisers, LLC.

(6)   Mr. McInerney is also a director of the following investment companies:
      ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Funds; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc., therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.


(7)   As of April 28, 2006, Mr. McInerney is no longer a member of the Board.

OFFICERS


-----------------------------------------------------------------------------------------------------------------------------
                                                           Term of Office and
                              Positions Held with the      Length of Time         Principal Occupation(s) During the Last
Name, Address and Age         Company                      Served (1)             Five Years
-----------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY             President and Chief          May 2003 - Present     President and Chief Executive Officer,
7337 East Doubletree Ranch    Executive Officer                                   ING Investments, LLC(2) (December 2000 -
Rd.                                                                               Present). Formerly, Senior Executive
Scottsdale, Arizona 85258                                                         Vice President and Chief Operating
Age: 57                                                                           Officer, ING Investments, LLC(2)  (April
                                                                                  1995 - December 2000).
-----------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ROLAND             Executive Vice President     January 2005 -         Executive Vice President, ING
7337 East Doubletree Ranch                                 Present                Investments, LLC(2) (December 2001 -
Rd.                                                                               Present).  Formerly, Chief Compliance
Scottsdale, Arizona 85258                                                         Officer ING Investments, LLC(2) , ING
Age: 47                                                                           Life Insurance and Annuity Company and
                                                                                  Directed Services, Inc. (October
                                                                                  2004 - December 2005), Chief
                                                                                  Financial Officer and Treasurer
                                                                                  ING Investments, LLC(2) (December
                                                                                  2001 - March 2005) and Senior
                                                                                  Vice President ING Investments,
                                                                                  LLC(2) (June 1998 - December 2001).
-----------------------------------------------------------------------------------------------------------------------------
STANLEY D. VYNER              Executive Vice President     January 2005 -         Executive Vice President, ING
7337 East Doubletree Ranch                                 Present                Investments, LLC(2) (July 2000 -
Rd.                                                                               Present) and Chief Investment Risk
Scottsdale, Arizona 85258                                                         Officer ING Investments, LLC(2) (January
Age: 55                                                                           2003 - Present).  Formerly, Chief
                                                                                  Investment Officer of the International
                                                                                  Portfolios, ING Investments, LLC(2)
                                                                                  (August 2000 - January 2003.
-----------------------------------------------------------------------------------------------------------------------------
ROBERT S. NAKA                Executive Vice President,    March 2006 - Present   Executive Vice President and Chief
7337 East Doubletree Ranch    Chief Operating Officer                             Operating Officer, ING Funds Services,
Rd.                           and Assistant Secretary                             LLC (3) (March 2006 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Senior Vice President, ING
Age: 42                                                                           Funds Services, LLC(3) (August 1999 -
                                                                                  March 2006), Assistant Secretary,
                                                                                  ING Funds Services, LLC(3) (October
                                                                                  2001 - Present).
-----------------------------------------------------------------------------------------------------------------------------
JOSEPH M. O'DONNELL           Chief Compliance Officer     January 2005 -         Chief Compliance Officer of the ING Funds
7337 East Doubletree Ranch                                 Present                (November 2004 - Present) and ING
Rd.                                                                               Investments, LLC(2)  and Directed
Scottsdale, Arizona 85258                                                         Services, Inc. (January 2006 - Present).
Age: 51                                                                           Formerly, Vice President, Chief Legal
                                                                                  Counsel, Chief Compliance Officer and
                                                                                  Secretary of Atlas Securities, Inc.,
                                                                                  Atlas Advisers, Inc. and Atlas Funds
                                                                                  (October 2001 - October 2004); and Chief
                                                                                  Operating Officer and General Counsel of
                                                                                  Matthews International Capital Management
                                                                                  LLC and Vice President and Secretary of
                                                                                  Matthews International Funds (August 1999
                                                                                  - May 2001).
-----------------------------------------------------------------------------------------------------------------------------
TODD MODIC                    Senior Vice President,        March 2005 - Present  Senior Vice President, ING Funds
7337 East Doubletree Ranch    Chief/Principal Financial                           Services, LLC(3) (April 2005 - Present).
Rd.                           Officer & Assistant                                 Formerly, Vice President, ING Funds
Scottsdale, Arizona 85258     Secretary                                           Services, LLC (3) (September 2002 -
Age: 38                                                                           March 2005); and Director of Financial
                                                                                  Reporting, ING Investments, LLC(2)
                                                                                  (March 2001 - September 2002).
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                           Term of Office and
                              Positions Held with the      Length of Time         Principal Occupation(s) During the Last
Name, Address and Age         Company                      Served (1)             Five Years
-----------------------------------------------------------------------------------------------------------------------------
KIMBERLY A. ANDERSON          Senior Vice President        January 2005 -         Senior Vice President and Assistant
7337 East Doubletree Ranch                                 Present                Secretary, ING Investments, LLC(2)
Rd.                                                                               (October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                         President and Assistant Secretary, ING
Age: 41                                                                           Investments, LLC(2) (January  2001 -
                                                                                  October 2003).
-----------------------------------------------------------------------------------------------------------------------------
ROBYN L. ICHILOV              Vice President and           January 2005 -         Vice  President and Treasurer, ING Funds
7337 East Doubletree Ranch    Treasurer                    Present                Services, LLC(3) (October 2001 - Present)
Rd.                                                                               and ING Investments, LLC(2) (August 1997
Scottsdale, Arizona 85258                                                         - Present).
Age: 38
-----------------------------------------------------------------------------------------------------------------------------
MARIA M. ANDERSON             Vice President               January 2005 -         Vice President, ING Funds Services,
7337 East Doubletree Ranch                                 Present                LLC(3) (September 2004 - Present).
Rd.                                                                               Formerly, Assistant Vice President, ING
Scottsdale, Arizona 85258                                                         Funds Services, LLC(3) (October 2001 -
Age: 47                                                                           September 2004); and Manager of Fund
                                                                                  Accounting and Fund Compliance,
                                                                                  ING Investments, LLC(2) (September
                                                                                  1999 - October 2001).
-----------------------------------------------------------------------------------------------------------------------------
LAUREN D. BENSINGER           Vice President               January 2005 -         Vice President and Chief Compliance
7337 East Doubletree Ranch                                 Present                Officer, ING Funds Distributor, LLC(4)
Rd.                                                                               (July 1995 - Present); and Vice
Scottsdale, Arizona 85258                                                         President, ING Investments, LLC(2)
Age: 52                                                                           (February 1996 - Present). Formerly,
                                                                                  Chief Compliance Officer, ING
                                                                                  Investments, LLC(2) (October 2001
                                                                                  - October 2004).
-----------------------------------------------------------------------------------------------------------------------------
LAURIE M. TILLINGHAST         Vice President               May 2003 - Present     Vice President, ING Life Insurance and
151 Farmington Avenue                                                             Annuity Company (December 2000- Present),
Hartford, Connecticut 06156                                                       Formerly, Vice President, Aetna
Age: 53                                                                           Retirement Services, Fund Strategy and
                                                                                  Management (December 1995- December
                                                                                  2000) and, 1995 to 1998. Formerly,
                                                                                  Director and President, ING Partners,
                                                                                  Inc. (November 1997 - May 2003).
-----------------------------------------------------------------------------------------------------------------------------
MARY A. GASTON                Vice President               March 2005 - Present   Vice President, ING Funds Services,
7337 East Doubletree Ranch                                                        LLC(3) (April 2005 - Present). Formerly,
Rd.                                                                               Assistant Vice President Financial
Scottsdale, Arizona 85258                                                         Reporting, ING Investments, LLC (2)
Age: 40                                                                           (April 2004 - April 2005); Manager,
                                                                                  Financial Reporting, ING Investments, LLC
                                                                                  (2) (August 2002 - April 2004); and
                                                                                  Controller, Z Seven Fund, Inc. and Ziskin
                                                                                  Asset Management, Inc. (January 2000 -
                                                                                  March 2002).
-----------------------------------------------------------------------------------------------------------------------------
KIMBERLY K. PALMER            Vice President                March 2006 - Present  Vice President, ING Funds Services, LLC
7337 East Doubletree Ranch                                                        (3) (March 2006 - Present). Formerly,
Rd.                                                                               Assistant Vice President, ING Funds
Scottsdale, Arizona 85258                                                         Services, LLC(3) (August 2004 -
Age: 48                                                                           Present). Formerly, Manager,
                                                                                  Registration Statements, ING
                                                                                  Funds Services, LLC(3) (May 2003
                                                                                  - August 2004); Associate Partner,
                                                                                  AMVESCAP PLC (October 2000 - May
                                                                                  2003); and Director of Federal
                                                                                  Filings and Blue Sky Filings,
                                                                                  INVESCO Funds Group, Inc. (March
                                                                                  1994 - May 2003).
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                           Term of Office and
                              Positions Held with the      Length of Time         Principal Occupation(s) During the Last
Name, Address and Age         Company                      Served (1)             Five Years
-----------------------------------------------------------------------------------------------------------------------------
SUSAN P. KINENS               Assistant Vice President      January 2005 -        Assistant Vice President, ING Funds
7337 East Doubletree Ranch                                 Present                Services, LLC(3) (December 2002 -
Rd.                                                                               Present); and has held various other
Scottsdale, Arizona 85258                                                         positions with ING Funds Services, LLC(3)
Age: 28                                                                           for more than the last five years.
-----------------------------------------------------------------------------------------------------------------------------
HUEY P. FALGOUT, JR.          Secretary                    August 2003 -          Chief Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch                                 Present                Services (September 2003 - Present).
Rd.                                                                               Formerly, Counsel, ING Americas, U.S.
Scottsdale, Arizona 85258                                                         Legal Services (November 2002 - September
Age: 42                                                                           2003); and Associate General Counsel of
                                                                                  AIG American General (January
                                                                                  1999 - November 2002).
-----------------------------------------------------------------------------------------------------------------------------
THERESA K. KELETY             Assistant Secretary          August 2003 - Present  Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch                                                        Services (April 2003 - Present).
Rd.                                                                               Formerly, Senior Associate with Shearman
Scottsdale, Arizona 85258                                                         & Sterling (February 2000 - April 2003).
Age: 43
-----------------------------------------------------------------------------------------------------------------------------
ROBIN R. NESBITT              Assistant Secretary          August 2004 - Present  Counsel, ING Americas, U.S. Legal
7337 East Doubletree Ranch                                                        Services (April 2006 - Present).
Rd.                                                                               Formerly, Supervisor, Board Operations,
Scottsdale, Arizona 85258                                                         ING Funds Services, LLC (3) (August 2003
Age: 32                                                                           - Present). Formerly, Senior Legal
                                                                                  Analyst, ING Funds Services, LLC
                                                                                  (3) (August 2002 - August 2003);
                                                                                  and Associate, PricewaterhouseCoopers
                                                                                  (January 2001 - August 2001).
-----------------------------------------------------------------------------------------------------------------------------


(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.


(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.


(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Portfolios' activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance.

FREQUENCY OF BOARD MEETINGS


The Board currently conducts regular meetings eight (8) times a year. The Audit and Valuation, Proxy and Brokerage Committees also meet regularly four (4) times per year, the Investment Review Committee meets six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.


BOARD COMMITTEES


EXECUTIVE COMMITTEE. An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Directors who are "interested persons," as defined in the 1940 Act. The following Directors serve as members of the Executive Committee: Messrs. Turner, McInerney, Vincent and Patton. Mr. Patton serves as Chairperson of the Committee. The Executive Committee held three (3) meetings during the fiscal year ended December 31, 2005.

AUDIT COMMITTEE. The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five (5) Independent Directors: Ms. Pressler and Messrs. Earley, Kenny, Vincent, and Putnam. Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee's financial expert under the Sarbanes-Oxley Act. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2005.

VALUATION, PROXY AND BROKERAGE COMMITTEE. The Board has a Valuation, Proxy and Brokerage Committee (formerly, the Valuation and Proxy Voting Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available, overseeing management's administration of proxy voting and overseeing the effectiveness of the adviser's usage of the Company's brokerage and the adviser's compliance with changing regulation regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of six (6) Independent Directors: Ms. Chadwick, Dr. Gitenstein and Messrs. May, Boyer, Patton, and Wedemeyer. Mr. May serves as Chairperson of the Committee. The Valuation, Proxy and Brokerage Committee held four (4) meetings during the fiscal year ended December 31, 2005.

NOMINATING AND GOVERNANCE COMMITTEE. The Board has established a Nominating and Governance Committee (formerly, the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition, as necessary; (3) monitoring regulatory developments and recommending modifications to the committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.


In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Portfolios' Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.


The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Portfolios' Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee consists of five (5) Independent
Directors: Messrs. May, Kenny, Patton and Vincent and Dr. Gitenstein. Dr. Gitenstein serves as Chairperson of the Committee. The Nominating and Governance Committee held six (6) meetings during the fiscal year ended December 31, 2005.

INVESTMENT REVIEW COMMITTEE. The Board has established an Investment Review Committee to, among other things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios. The Investment Review Committee for the domestic equity funds currently consists of five (5) Independent Directors and two (2) Directors who are "interested persons," as defined in the 1940 Act: Messrs. Kenny, Putnam, Earley, Turner, McInerney and Vincent. Mr. Vincent serves as Chairperson of the domestic equity funds Investment Review Committee. The Investment Review Committee for the domestic equity funds held six (6) meetings during the fiscal year ended December 31, 2005. The Investment Review Committee for the international, balanced and fixed income funds currently consists of six (6) Independent Directors and one (1) Director who is an "interested person" as defined in the 1940 Act: Ms. Pressler, Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Boyer serves as Chairperson of the international and fixed income funds Investment Review Committee. The Investment Review Committee for the international, balanced and fixed income funds held six (6) meetings during the fiscal year ended December 31, 2005.

COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Portfolios. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of five (5) Independent Directors: Messrs. Kenny, Putnam, Boyer, Earley and Patton. Mr. Kenny serves as Chairperson of the Committee. The Compliance Committee held seven (7) meetings during the fiscal year ended December 31, 2005.

CONTRACTS COMMITTEE. The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of seven (7) Independent Directors: Msrs. Chadwick and Pressler and Messrs. Boyer, Kenny, May, Patton, and Vincent. Mr. Vincent serves as Chairperson of the Contracts Committee. The Contracts Committee held six (6) meetings during the fiscal year ended December 31, 2005.


COMPENSATION OF DIRECTORS


Each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any committee meeting attended. Each Independent Director is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer and a meeting fee component.

Each Portfolio pays each Director who is not an interested person a pro rata share, as described below of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Kenny and Dr. Gitenstein, as Chairpersons of committees of the Board, each receive an additional annual retainer of $30,000, $20,000, $10,000, $20,000, $10,000 and $10,000(1), respectively) (additionally, as
Chairperson of the Investment Review and Contract Committees, Mr. Vincent received an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's the average net assets as a percentage of the average net assets of all the portfolios/funds managed by the Investment Adviser or its affiliates, Directed Services, Inc. and ING Investments, LLC, for which the Directors serve in common as Directors/Trustees.


The following table sets forth information provided by the Portfolios' investment adviser regarding compensation of Directors by each Portfolio and other portfolios/funds managed by ILIAC and its affiliates for the fiscal year ended December 31, 2005. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from a Portfolio or any other portfolios/funds managed by the investment adviser or its affiliates.

(1) The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active. The compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

                              COMPENSATION TABLE(1)

The following table describes the compensation received by the Directors for the fiscal year ended December 31, 2005.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                   Pension or
                                                                                   Retirement     Estimated        Total
                                                                                    Benefits       Annual       Compensation
                                                                                   Accrued As     Benefits    From Registrant
                                                                                     Part of        Upon        and Company
  Name of Person,                       Aggregate Compensation                       Company     Retirement   Complex Paid to
      Position                         From Solution Portfolios                     Expenses         (1)      Directors(2)(3)
-------------------------------------------------------------------------------------------------------------------------------
                          ING          ING      ING         ING        ING
                       Solution     Solution    Solution    Solution   Solution
                        Income        2015      2025        2035       2045
                       Portfolio    Portfolio   Portfolio   Portfolio  Portfolio
-------------------------------------------------------------------------------------------------------------------------------
John V. Boyer             0            0           0           0          0           N/A           N/A          $200,000
Director
-------------------------------------------------------------------------------------------------------------------------------
Patricia W.
Chadwick(4)               N/A          N/A         N/A         N/A        N/A         N/A           N/A            N/A
Director
-------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty(7)
Director                  N/A          N/A         N/A         N/A        N/A         N/A           N/A          $182,000
-------------------------------------------------------------------------------------------------------------------------------
Patrick W. Kenny          0            0           0           0          0           N/A           N/A          $153,000
Director
-------------------------------------------------------------------------------------------------------------------------------
Walter H. May             0            0           0           0          0           N/A           N/A          $187,000
Director
-------------------------------------------------------------------------------------------------------------------------------
Thomas J.
McInerney(6)               0            0           0           0          0          N/A           N/A            N/A
Director
-------------------------------------------------------------------------------------------------------------------------------
Jock Patton               0            0           0           0          0           N/A           N/A          $299,000
Director
-------------------------------------------------------------------------------------------------------------------------------
Sheryl K.
Pressler(4)               N/A          N/A         N/A         N/A        N/A         N/A           N/A            N/A
Director
-------------------------------------------------------------------------------------------------------------------------------
David W.C. Putnam         0            0           0           0          0           N/A           N/A          $117,000
Director
-------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke (7)      N/A          N/A         N/A         N/A        N/A          N/A           N/A          $182,000
Director
-------------------------------------------------------------------------------------------------------------------------------
John G. Turner (6)        0            0           0           0          0           N/A           N/A            N/A
Director
-------------------------------------------------------------------------------------------------------------------------------
Richard A.                0            0           0           0          0           N/A           N/A          $198,000
Wedemeyer
Director
-------------------------------------------------------------------------------------------------------------------------------
Barbara Gitenstein        0            0           0           0          0           N/A           N/A          $162,000
Director
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   Pension or
                                                                                   Retirement     Estimated        Total
                                                                                    Benefits       Annual       Compensation
                                                                                   Accrued As     Benefits    From Registrant
                                                                                     Part of        Upon        and Company
  Name of Person,                       Aggregate Compensation                       Company     Retirement   Complex Paid to
      Position                         From Solution Portfolios                     Expenses         (1)      Directors(2)(3)
-------------------------------------------------------------------------------------------------------------------------------
                          ING          ING      ING         ING        ING
                       Solution     Solution    Solution    Solution   Solution
                        Income        2015      2025        2035       2045
                       Portfolio    Portfolio   Portfolio   Portfolio  Portfolio
-------------------------------------------------------------------------------------------------------------------------------
J. Michael Earley         0            0           0           0          0           N/A           N/A          $176,000
Director
-------------------------------------------------------------------------------------------------------------------------------
Roger Vincent             0            0           0           0          0           N/A           N/A          $221,000
Director
-------------------------------------------------------------------------------------------------------------------------------

(1) The ING Funds have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service. A Director may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made, the retirement benefit will be paid in one lump sum.

(2) Represents compensation from 172 funds (total in complex as of December 31, 2005).


(3) Director compensation includes compensation paid by Funds that are not discussed in the Prospectus or SAI.


(4) Commenced service as a Director on January 18, 2006, therefore, did not receive any compensation for the fiscal year ended December 31, 2005.

(5) During the fiscal year ended December 31, 2005, Patrick Kenny and Roger Vincent deferred $10,813 and $15,000 of their compensation, respectively from the Portfolio Complex.

(6) "Interested Person" as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the investment adviser, and the Distributor, ING Financial Advisers, LLC. Officers and Directors who are interested persons do not receive any compensation from the Company.

(7)   Retired as a Director on December 31, 2004.

OWNERSHIP OF PORTFOLIO SHARES


In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own beneficially, directly or indirectly, shares of one or more funds in the ING Family of Funds at all times ("Policy"). For purposes of the Policy, indirect beneficial ownership of Portfolio shares includes (a) ownership of Variable Contracts whose proceeds are invested in a Portfolio; and (b) shares associated with amounts deferred under the Portfolios' deferred compensation plan.

Under this policy, the initial value of investments in the ING Family of Funds that are directly or indirectly beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of the Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any fund investments will not cause a Director to have to make any additional investments under this Policy.

The following table describes each Director's ownership of equity securities of a Portfolio overseen by the Directors and the aggregate holdings of shares of equity securities of all Portfolios for the calendar year ended December 31, 2005.

--------------------------------------------------------------------------------------------------------------------
                                                                                                   Aggregate Dollar
                                                                                                       Range of
                                                                                                        Equity
                                                                                                     Securities in
                                                                                                    All Registered
                                                                                                      Investment
                                                                                                       Companies
                                                                                                      Overseen by
                                                                                                      Director in
                                                                                                       Family of
                                              Dollar Range of Equity                                  Investment
 Name of Director                          Securities in Each Portfolio                                Companies
--------------------------------------------------------------------------------------------------------------------
                       ING Solution
                         Income       ING Solution    ING Solution    ING Solution     ING Solution
                        Portfolio    2015 Portfolio  2025 Portfolio  2035 Portfolio   2045 Portfolio
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------------
John V. Boyer               $0              $0             $0              $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
Patricia W.                 $0              $0             $0              $0             $0             $0
Chadwick(1)
--------------------------------------------------------------------------------------------------------------------
J. Michael Earley           $0              $0             $0              $0             $0          $50,001 -
                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein       $0              $0             $0              $0             $0          $50,001 -
                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------
Patrick W. Kenny            $0              $0             $0              $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
Walter H. May               $0              $0             $0              $0             $0        Over $100,000
--------------------------------------------------------------------------------------------------------------------
Jock Patton                 $0              $0             $0              $0             $0        Over $100,000
--------------------------------------------------------------------------------------------------------------------
Sheryl K. Pressler(1)       $0              $0             $0              $0             $0             $0
--------------------------------------------------------------------------------------------------------------------
David W. C. Putnam          $0              $0             $0              $0             $0        Over $100,000
--------------------------------------------------------------------------------------------------------------------
Roger B. Vincent            $0              $0             $0              $0             $0        Over $100,000
--------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer        $0              $0             $0              $0             $0          $50,001 -
                                                                                                      $100,000
--------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE
"INTERESTED PERSONS"
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney         $0              $0             $0              $0             $0        Over $100,000
--------------------------------------------------------------------------------------------------------------------
John G. Turner              $0              $0             $0              $0             $0        Over $100,000
--------------------------------------------------------------------------------------------------------------------

(1)   Commenced services as a Director on January 18, 2006.


INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Company's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Solution Portfolios (not including registered investment companies) as of December 31, 2005.


-----------------------------------------------------------------------------------------------------------

                           Name of Owners
                          And Relationship                                    Value of     Percentage of
    Name of Director         To Trustee         Company     Title of Class   Securities        Class
-----------------------------------------------------------------------------------------------------------
 INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------
John V. Boyer                     N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
Patricia W. Chadwick              N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
J. Michael Earley                 N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein             N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
Patrick W. Kenny                  N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
Walter H. May                     N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
Jock Patton                       N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
Sheryl K. Pressler                N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
David W. C. Putnam                N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
Roger B. Vincent                  N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer              N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE
"INTERESTED PERSONS"
-----------------------------------------------------------------------------------------------------------
Thomas J. McInerney               N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------
John G. Turner(2)                 N/A              N/A            N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------

                                 CODE OF ETHICS


The Solution Portfolio's Board, ILIAC (as Adviser) and the Distributor (as principal underwriter) have adopted a Code of Ethics or written supervisory procedures (in accordance with Rule 17j-1 under the 1940 Act) governing personal trading by persons who manage, or who have access to trading activity by a Portfolio ("Codes"). The Codes allow trades to be made in securites that may be held by a Portfolio, however, they prohibit a person from taking advantage of Portfolio trades or from acting on inside information. Information about these Codes may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the Codes may also be obtained on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


                             PROXY VOTING PROCEDURES


The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios' portfolio securities. The Company's proxy voting procedures provide that funds-of-funds, including the Solution Portfolios, will "echo" vote their interests in Underlying Funds. This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion thatall other shareholders in the Underlying Fund voted their interests. The procedures delegate to ILIAC the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to ILIAC, the Board has also approved ILIAC's proxy voting procedures, which require ILIAC to vote proxies in accordance with the Company's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee (formerly, the Valuation and Proxy Voting Committee) to oversee the implementation of the Company's proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Company, including the proxy voting procedures of ILIAC, is attached hereto as Appendix B. Information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th isavailable no later than August 31st of each year through the ING Funds' website at http://www.ingfunds.com or by accessing the SEC's EDGAR database at http://www.sec.gov.


           DISCLOSURE OF THE SOLUTION PORTFOLIOS' PORTFOLIO SECURITIES

The Solution Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Solution Portfolios' annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Portfolio posts its portfolio holdings schedule on ING's website on a calendar-quarter basis and makes it available on the first day of the second month of the next quarter. The portfolio holdings schedule is as of the preceding quarter-end (e.g., the Solution Portfolios will post the quarter-ending June 30 holdings on August 1). Each Portfolio also compiles a list composed of its ten largest holdings. ("Top Ten"). This information is produced monthly, and is made available on ING's website, on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month.

Investors (both individual and institutional), financial intermediaries that distribute the Solution Portfolios' shares and most third parties may receive the Portfolios' annual or semi-annual shareholder reports, or view on ING's website, the Portfolios' portfolio holdings schedule. The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other products offered to Qualified Plans.

Other than in regulatory filings or on ING's website, a Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, a Portfolio's disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Portfolio's disclosure of its portfolio holdings may include disclosure:

      o To the Solution Portfolios' independent registered public accounting firm, named herein, for use in providing audit opinions;
      o To financial printers for the purpose of preparing Portfolio regulatory filings;
      o     For the purpose of due diligence regarding a merger or acquisition;
      o To a new adviser or sub-adviser prior to the commencement of its management of the Solution Portfolios;
      o To rating and ranking agencies such as Bloomberg, Morningstar, Lipper and Standard & Poor's, such agencies may receive more raw data from the Portfolio than is posted on the Portfolio's website;
      o To consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Solution Portfolios;
      o To service providers, such as proxy voting and class action services providers, on a daily basis, in connection with their providing services benefiting the Solution Portfolios; or
      o To a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.


The Company's Board has adopted policies and procedures ("Policies") designed to ensure that disclosure of information regarding the Solution Portfolios' portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of the Portfolios' shareholders, on the one hand, and those of the Portfolios' investment adviser, principal underwriter or any affiliated person of the Portfolios, their investment adviser, or their principal underwriter, on the other. Such Policies authorize the Solution Portfolios' administrator to implement the Company's Board's policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Solution Portfolios' shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, principal underwriter and their affiliates. The Company's Board has authorized the senior officers of the Solution Portfolios' administrator to authorize the release of the Portfolios' portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Solution Portfolios' administrator reports quarterly to the Board regarding the implementation of the Policies.

The Solution Portfolios have the following ongoing arrangements with certain third parties to provide the Portfolios' portfolio holdings:

------------------------------------------------------------------------------------------
Party                          PURPOSE              FREQUENCY          TIME LAG BETWEEN
                                                                     DATE OF INFORMATION
                                                                           AND DATE
                                                                     INFORMATION RELEASED
------------------------------------------------------------------------------------------
Institutional            Proxy Voting          Daily                 None
Shareholder Services,    & Class Action
Inc.                     Services
------------------------------------------------------------------------------------------
Charles River            Compliance            Daily                 None
Development
------------------------------------------------------------------------------------------

All of the arrangements in the table above are subject to the Policies adopted by the Company's Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Solution Portfolios and their shareholders. The Company's Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of ING's Legal Department. All waivers and exceptions involving any of the Solution Portfolios will be disclosed to the Company's Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Solution Portfolios, ILIAC, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


Shares of the Portfolios will be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, to investment advisers and their affiliates in connection with the creation or management of the Solution Portfolios and certain other investment companies.

As of April 5, 2006, the following owned of record or, to the knowledge of the Company, beneficially owned 5% or more of the outstanding shares of the Solution
Portfolios:

------------------------------------------------------------------------------------------
 PORTFOLIO CLASS OF SHARES                       OWNER NAME AND ADDRESS
------------------------------------------------------------------------------------------
                                                                         ING USA ANNUITY
                              ING LIFE INSURANCE                             AND LIFE
                               & ANNUITY COMPANY    ING NATIONAL TRUST,  INSURANCE COMPANY
                                151 FARMINGTON        151 FARMINGTON     1475 DUNWOODY DR
                               AVENUE, HARTFORD,       AVENUE TN41,      WEST CHESTER PA
                                   CT 06156         HARTFORD, CT 06156   19380-1478
------------------------------------------------------------------------------------------
ING SOLUTION INCOME
   Institutional                                           100%
   Adviser                            63%                  34%
   Service                            68%                  32%
   Class T                                                 100%
------------------------------------------------------------------------------------------
ING SOLUTION INCOME 2015
   Institutional
   Adviser                                                 100%
   Service                            45%                  55%
   Class T                            84%                   9%                  7%
                                                           100%
------------------------------------------------------------------------------------------
ING SOLUTION INCOME 2025
   Institutional
   Adviser                                                 100%
   Service                            62%                  38%
   Class T                            84%                  15%
                                                           100%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
ING SOLUTION INCOME 2035
   Institutional
   Adviser                                                 100%
   Service                            76%                  24%
   Class T                            81%                  18%
                                                           100%
------------------------------------------------------------------------------------------
ING SOLUTION INCOME 2045
   Institutional
   Adviser                                                 100%
   Service                                                 37%
   Class T                            63%                  14%
                                      86%                  100%
------------------------------------------------------------------------------------------



                                     ADVISER

ILIAC serves as the adviser to the Solution Portfolios pursuant to an investment advisory agreement between ILIAC and the Company ("Investment Advisory Agreement"). ILIAC's principal address is 151 Farmington Avenue, Hartford, CT 06156. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING) ("ING Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ILIAC is registered with the SEC as an investment adviser.


Under the Investment Advisory Agreement and subject to the authority of the Board of Directors, ILIAC has the overall responsibility for furnishing continuous investment supervision to the Solution Portfolios and is responsible for the management of the Portfolios. ILIAC is authorized to exercise full investment discretion and make all determinations with respect to the day-today investment of each Portfolio's assets and the purchase and sale of portfolio securities for each Portfolio. The Investment Advisory Agreement provides that ILIAC is not subject to liability to the Company for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.


The Investment Advisory Agreement provides that ILIAC shall pay (a) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Solution Portfolios, including, without limitation, office space, office equipment, telephone and postage costs and (b) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of ILIAC or an affiliated entity and any salaries and employment benefits payable to those persons.

The Investment Advisory Agreement has an initial term of just under two years and provides that it will remain in effect from year-to-year thereafter if approved annually by a majority vote of the Directors, including a majority of the Directors who are not "interested persons" as that term is defined in the 1940 Act, of the Company or of ING, in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated as to a particular Portfolio without penalty at any time on sixty days' written notice by (i) the Directors, (ii) a majority vote of the outstanding voting securities of that Portfolio, or (iii) ILIAC. The Agreement terminates automatically in the event of assignment.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

In considering the Investment Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel, and their own business judgment, to be relevant. For information regarding the basis for the Board's approval of the investment advisory agreement for each Portfolio, please refer to the annual shareholder report dated December 31, 2005.

ADVISORY FEES

As compensation for its services under the Investment Advisory Agreement, each Portfolio pays ILIAC, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets during the month:

      ING Solution Income Portfolio                     0.10%
      ING Solution 2015 Portfolio                       0.10%
      ING Solution 2025 Portfolio                       0.10%
      ING Solution 2035 Portfolio                       0.10%
      ING Solution 2045 Portfolio                       0.10%

Out of its advisory fee, ILIAC pays ING Investment Management Co. ("Consultant") a consulting fee equal to the percentages set out in the following percentages based on each Portfolio's average daily net assets:

      0.03% of the first $500 million
      0.025% of the next $500 million
      0.02% of the next $1 billion and
      0.01% over $2 billion.

TOTAL ADVISORY FEES PAID

The following chart sets forth the total amounts the Solution Portfolios paid to ILIAC for the fiscal year ended December 31, 2005.Because the Solution Portfolios had not commenced operations as of fiscal years ended December 31, 2004 and 2003, no fees were paid to ILIAC under the Investment Advisory Agreement for fiscal years ended December 31, 2004 and 2003.


--------------------------------------------------------------------------------
PORTFOLIO                                2005               2004           2003
--------------------------------------------------------------------------------
ING Solution Income Portfolio            $     226          N/A            N/A
--------------------------------------------------------------------------------
ING Solution 2015 Portfolio              $   1,250          N/A            N/A
--------------------------------------------------------------------------------
ING Solution 2025 Portfolio              $   3,622          N/A            N/A
--------------------------------------------------------------------------------
ING Solution 2035 Portfolio              $   1,089          N/A            N/A
--------------------------------------------------------------------------------
ING Solution 2045 Portfolio              $     283          N/A            N/A
--------------------------------------------------------------------------------


                              INVESTMENT COMMITTEE

An Investment Committee of ILIAC reviews the allocation of each Portfolio's assets. The Investment Committee is responsible for the day-to-day management of the Solution Portfolios. No member of the Investment Committee is solely responsible for making recommendations for portfolio purchase or sales or asset allocation recommendations.

The Investment Committee consists of the following persons: William A. Evans, Shaun P. Mathews, Jeffery Stout, Laurie M. Tillinghast and Stan Vyner.

WILLIAM A. EVANS, CFA, Vice President, has been with ING since 2002. Prior to joining ING, Mr. Evans was a portfolio manager for high net worth and institutional clients for Fleet Investment Advisors.


SHAUN P. MATHEWS, Executive Vice President, is head of the USFS Mutual Funds and Investment Products organization and prior to that, he was chief marketing officer for ING U.S. Financial Services.




LAURIE M. TILLINGHAST, Vice President and Head of Investment Advisory and Due Diligence for ING U.S. Financial Services, has over 26 years experience in the investment product and financial services business.

STANLEY D. VYNER is Chief Investment Risk Officer. Before taking on that role at the beginning of 2003, Mr. Vyner had, since June 1996, directly overseen the investment management of various parts of ING's assets under management. Mr. Vyner is a non-voting member of the Committee.

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts overseen by each member of the investment committee as of December 31, 2005:


-------------------------------------------------------------------------------------------------
   Investment      Registered Investment       Other Pooled Investment       Other Accounts
Committee Member   Companies                   Vehicles
-------------------------------------------------------------------------------------------------
                   Number of    Total Assets    Number of      Total     Number of      Total
                    Accounts                    Accounts      Assets      Accounts     Assets
-------------------------------------------------------------------------------------------------
William A. Evans   5           $3,843,814,381  0            N/A          0           N/A
-------------------------------------------------------------------------------------------------
Shaun P. Matthews  1           $2,243,970      0            N/A          0           N/A
-------------------------------------------------------------------------------------------------
Laurie M.          1           $2,243,970      0            N/A          0           N/A
Tillinghast
-------------------------------------------------------------------------------------------------
Stanley D. Vyner   5           $3,843,814,381  0            N/A          0           N/A
-------------------------------------------------------------------------------------------------

* None of these accounts have an advisory fee based on the performance of the account.


POTENTIAL CONFLICT OF INTEREST


Potential conflicts of interest may arise in the Investment Committee Members' management of the Portfolios. The Investment Committee may be subject to competing interests that have the potential to influence its decision making with regard to the allocation of Portfolio assets. For example, one Underlying Fund may pay advisory fees that are higher than others, and some Underlying Funds have a sub-adviser that is affiliated with ILIAC, while others do not. Therefore, the Investment Committee may have an incentive to allocate Portfolio assets in a manner that benefits ILIAC's or an affiliate's interests, or the interests of an Underlying Fund in addition to or in lieu of the Portfolio's interests. In addition, the Investment Committee may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions.

COMPENSATION STRUCTURE OF INVESTMENT COMMITTEE MEMBER

An Investment Committee Member's compensation consists of (a) base pay in the form of a fixed annual salary; (b) bonus which is based on several factors including the individual's performance rating, the performance of the ING entity that employs the Member, and the performance of ING Groep N.V. and its subsidiaries in the United States; and (c) long-term equity awards tied to the performance of the parent company, ING Groep N.V. The Investment Committee Members each have substantial additional duties for the entity that employs him or her, or to the Board of Directors of the ING Funds. Thus, their individual performance ratings will be based in large part on services other than the Committee, although the value of the assets held in the Portfolios and the performance of the Portfolios may be a factor in a Member's job performance rating.

Based on job function, internal comparators and external market data, Investment Committee Members participate in the ING Long-Term Incentive Plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

The Investment Committee Members earning $125,000 or more in base salary compensation may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at annual fixed interest rates. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

The Investment Committee Members participate in ING's Pension and Retirement Plans, which are available generally to all salaried employees.

INVESTMENT COMMITTEE MEMBER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of each Portfolio owned by each investment committee member as of December 31, 2005, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.


                                            DOLLAR RANGE OF
INVESTMENT COMMITTEE MEMBER                 PORTFOLIO SHARES OWNED
---------------------------                 ----------------------

William A. Evans                                   None
Shaun P. Mathews                                   None
Laurie M. Tillinghast                              None
Stan Vyner                                         None


                                  ADMINISTRATOR


THE ADMINISTRATIVE SERVICES AGREEMENT-- Pursuant to an Administrative Services Agreement between the Company and ING Funds Services, LLC ("IFS"), IFS has agreed to provide all administrative services in support of the Solution Portfolios and is responsible for the supervision of the Company's other service providers. The Administrative Services Agreement will remain in effect from year-to-year if approved annually by a majority of the Directors. It may be terminated by either party on sixty days' written notice. As compensation for its services, IFS receives a monthly fee from each Portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

The following chart sets forth the total amounts the Solution Portfolios paid to IFS for the fiscal year ended December 31, 2005. Because the Solution Portfolios had not commenced operations as of fiscal years ended December 31, 2004 and

2003, no fees were paid to IFS under the Administrative Services Agreement for fiscal years ended December 31, 2004 and 2003.

--------------------------------------------------------------------------------
PORTFOLIO                                2005        2004       2003
--------------------------------------------------------------------------------
ING Solution Income Portfolio            $   46      N/A        N/A
--------------------------------------------------------------------------------
ING Solution 2015 Portfolio              $  250      N/A        N/A
--------------------------------------------------------------------------------
ING Solution 2025 Portfolio              $  724      N/A        N/A
--------------------------------------------------------------------------------
ING Solution 2035 Portfolio              $  218      N/A        N/A
--------------------------------------------------------------------------------
ING Solution 2045 Portfolio              $   56      N/A        N/A
--------------------------------------------------------------------------------


                                    CUSTODIAN


The Bank of New York ("BONY"), One Wall Street, New York, New York, 10286 serves as custodian of the assets of the Company. BONY takes no part in the decisions relating to the purchase or sale of a Portfolio's portfolio securities.


                                 TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, 64141 serves as transfer agent to the Company.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm to the Company. KPMG LLP provides audit services and assistance in connection with SEC filings.

                                  LEGAL COUNSEL

Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006, will pass upon legal matters for the Solution Portfolios in connection with the offering of their shares.

                              PRINCIPAL UNDERWRITER

The Company has entered into an underwriting agreement ("Underwriting Agreement") pursuant to which ING Financial Advisers, LLC ("Distributor"), 151 Farmington Avenue, Hartford, Connecticut 06156, a subsidiary of ING, as agent, serves as principal underwriter for the continuous offering of shares of the Solution Portfolios. The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons" of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Underwriting Agreement. The Underwriting Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or the Distributor or by vote of holders of a majority of a Portfolio's shares without the payment of any penalty. The Distributor has agreed to use its best efforts to solicit orders for the purchase of shares of all the Solution Portfolios, although it is not obligated to sell any particular amount of shares. The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare. The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Agreement.


                 BROKERAGE ALLOCATION AND TRADING POLICIES(1)

Subject to the direction of the Boards, the Adviser has responsibility for making the Portfolios' investment decisions, for effecting the execution of trades for the Portfolios and for negotiating any brokerage commissions thereof. It is the policy of the Adviser to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. In implementing their trading policy, the Adviser may place a Portfolio's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Adviser, will lead to the best overall quality of execution for the Portfolio. The Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers willreturn to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios, and not the Adviser. The Adviser may receive a variety of brokerage and research services from brokerage firms that execute trades on behalf of the Portfolios. These services may benefit the Adviser and/or advisory clients other than the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolio and other investment companies and accounts, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities. The Adviser may consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the

----------
(1) For purposes of this section, the discussion relating to investment decisions made by the Adviser with respect to a Portfolio also includes investment decisions made by a sub-adviser with respect to an Underlying Fund. For convenience, only the terms Adviser and Portfolio are used.

brokerage and research services received generally or in connection with a particular transaction. The Adviser's policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions that are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When the Adviser believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to the Adviser.


Consistent with securities laws and regulations, the Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. The Adviser's judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Adviser's opinion as to which services and which means of payment are in the long-term best interests of a Portfolio. The Portfolios may effect brokerage transactions in portfolio securities through affiliates of the Adviser. When a Portfolio enters into a transaction with any such person, the transaction will comply with Rule 17e-1 under the 1940 Act and the policies and procedures adopted by the Board pursuant to Rule 17e-1. Certain officers of the Adviser also manage their own securities portfolios and those of their affiliates. Further, the Adviser also acts as an investment adviser to other client accounts, and other investment companies registered under the 1940 Act and other client accounts.

To the extent the Adviser desires to buy or sell the same publicly traded security at or about the same time for more than one client, the purchases or sales will normally be aggregated and allocated in a fair and equitable manner, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

The Board has adopted a policy allowing trades to be made between a Portfolio and a registered investment company or series thereof that is an affiliated person of the Portfolio (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Portfolio may buy a security from or sell another security to another registered investment company or private advisory account advised the Adviser.

The Board has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of the Adviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting an affiliate of the Adviser affiliate in connection with such underwritings. In addition, for underwritings where an affiliate of the Adviser participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio(s) could purchase.


For the fiscal year ended December 31, 2005, no commissions with respect to portfolio transactions were paid to certain brokers because of research services.

For the fiscal year ended December 31, 2005, the Solution Portfolios did not pay any brokerage commissions.

For the fiscal year ended December 31, 2005, the Solution Portfolios did not pay any affiliated brokerage commissions.


                              DESCRIPTION OF SHARES


The Company is organized as a Maryland corporation. The Articles of Incorporation authorize the Company to issue thirteen billion six hundred million (13,600,000,000) shares of common stock with a par value of $.001 per share. The shares are non-assessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated. The Articles of Incorporation authorize the Directors to create and classify shares of Capital Stock into one or more classes of shares. The Directors have classified shares of each of the Portfolios into four classes: Adviser Class shares, Initial Class shares, Service Class shares, and Class T shares.


Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, Class T shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.50% of average daily net assets per annum. The Distributor has agreed to waive a portion of the distribution fee for Class T shares. The expense waiver will continue through at least May 1, 2007, but in any event, the Company will notify shareholders if it intends to pay the Distributor more than 0.45% (not to exceed 0.50% under the current 12b-1 Plan) in the future.


Each Initial Share, Service Share, Adviser Share and Class T Share represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Expenses assessed to the Adviser Class or Class T are borne exclusively by the Adviser Class or Class T pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to Shareholder Servicing Plans are borne both by the Service Class, Adviser Class or Class T, respectively. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the non-interested directors. The Adviser Class shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan adopted for that class, or any class expense borne by that class where required by the 1940 Act or other applicable law.

Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Service Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Service Class shares of a Portfolio are offered without a sales charge but are subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for the Service Class which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Service Class held by customers of such Service Organizations.

Adviser Class shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Adviser Class shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for the Adviser Class in the amount of 0.25% (on an annualized basis) of the respective Portfolio's Adviser Class.

Class T shares of a Portfolio are intended for 401(k) plans through ING's U.S. retirement markets business. Class T shares of a Portfolio are offered without a sales charge but are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for Class T shares in the amount of 0.50% (on an annualized basis) of the respective Portfolio's Class T shares.


The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Company also may pay securities dealers, brokers, financial institutions or other industry professionals (individually a "Service Organization" and collectively "Service Organizations") for providing distribution assistance pursuant to a Distribution Services Agreement under the 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Adviser Class Shares, including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Adviser Class Shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Adviser Class Shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Adviser Class Shares ("Distribution Services"), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service Organizations who sell Adviser Class Shares.

Ms. Tillinghast, Vice President of the Company, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ILIAC, the parent company of the Distributor.

Adviser Class and Class T shares of a Portfolio are further subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to the Shareholder Servicing Plan adopted for Adviser Class and Class T which shall not initially exceed 0.25% (on an annual basis) of the average daily net asset value of the respective Portfolio's Adviser Class or Class T held by customers of such Service Organizations.


Shareholders of the Adviser Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Adviser Class shares of other portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Service Class shares of other portfolios that offer Service Class shares. Shareholders of Initial Class shares of each Portfolio are generally entitled to exchange those shares at net asset value for Initial Class shares of other portfolios that offer Initial Class shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

The tables below reflect the shareholder servicing and 12b-1 fees paid by each Portfolio for the fiscal year ended December 31, 2005


PORTFOLIO                           FEE PAID OUT (IN DOLLARS)
---------                           -------------------------

                                    Shareholder Servicing        12b-1

ING Solution Income

        Adviser Class               $58                          $58
        Service Class               $460                          --
        Class T                     $47                          $93

ING Solution 2015

        Adviser Class               $354                         $353
        Service Class               $2,589                        --
        Class T                     $182                         $362

ING Solution 2025

        Adviser Class               $447                         $447
        Service Class               $8,331                        --
        Class T                     $276                         $551

ING Solution 2035

        Adviser Class               $221                         $221
        Service Class               $2,413                        --
        Class T                     $80                          $160

ING Solution 2045

        Adviser Class               $139                         $139
        Service Class               $536                          --
        Class T                     $31                          $61


Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to the Solution Portfolios for the fiscal period ended December 31, 2005 were as follows:

----------------------------------------------------------------------------------------------------
DISTRIBUTION EXPENSES                      ADVISER CLASS  INITIAL CLASS    SERVICE       CLASS T
                                                                            CLASS
----------------------------------------------------------------------------------------------------
ING SOLUTION INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------
Advertising .......................              --              --              --              --
----------------------------------------------------------------------------------------------------
Printing ..........................              --              --              --              --
----------------------------------------------------------------------------------------------------
Salaries & Commissions ............              --              --              --              --
----------------------------------------------------------------------------------------------------
Broker Servicing ..................              --              --              --              --
----------------------------------------------------------------------------------------------------
Miscellaneous .....................       $    7.34       $   61.11       $    0.22       $    6.25
----------------------------------------------------------------------------------------------------
TOTAL .............................       $    7.34       $   61.11       $    0.22       $    6.25
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ING SOLUTION 2015 PORTFOLIO
----------------------------------------------------------------------------------------------------
Advertising .......................              --              --              --              --
----------------------------------------------------------------------------------------------------
Printing ..........................              --              --              --              --
----------------------------------------------------------------------------------------------------
Salaries & Commissions ............              --              --              --              --
----------------------------------------------------------------------------------------------------
Broker Servicing ..................              --              --              --              --
----------------------------------------------------------------------------------------------------
Miscellaneous .....................       $   47.91       $  343.62       $    0.23       $   22.54
----------------------------------------------------------------------------------------------------
TOTAL .............................       $   47.91       $  343.62       $    0.23       $   22.54
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ING SOLUTION 2025 PORTFOLIO
----------------------------------------------------------------------------------------------------
Advertising .......................              --              --              --              --
----------------------------------------------------------------------------------------------------
Printing ..........................              --              --              --              --
----------------------------------------------------------------------------------------------------
Salaries & Commissions ............              --              --              --              --
----------------------------------------------------------------------------------------------------
Broker Servicing ..................              --              --              --              --
----------------------------------------------------------------------------------------------------
Miscellaneous .....................       $   59.25       $1,112.47       $    0.32       $   36.46
----------------------------------------------------------------------------------------------------
TOTAL .............................       $   59.25       $1,112.47       $    0.32       $   36.46
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ING SOLUTION 2035 PORTFOLIO
----------------------------------------------------------------------------------------------------
Advertising .......................              --              --              --              --
----------------------------------------------------------------------------------------------------
Printing ..........................              --              --              --              --
----------------------------------------------------------------------------------------------------
Salaries & Commissions ............              --              --              --              --
----------------------------------------------------------------------------------------------------
Broker Servicing ..................              --              --              --              --
----------------------------------------------------------------------------------------------------
Miscellaneous .....................       $   28.48       $  321.54       $    0.98       $    9.92
----------------------------------------------------------------------------------------------------
TOTAL .............................       $   28.48       $  321.54       $    0.98       $    9.92
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ING SOLUTION 2045 PORTFOLIO
----------------------------------------------------------------------------------------------------
Advertising .......................              --              --              --              --
----------------------------------------------------------------------------------------------------
Printing ..........................              --              --              --              --
----------------------------------------------------------------------------------------------------
Salaries & Commissions ............              --              --              --              --
----------------------------------------------------------------------------------------------------
Broker Servicing ..................              --              --              --              --
----------------------------------------------------------------------------------------------------
Miscellaneous .....................       $   17.75       $   70.39       $    0.25       $    3.78
----------------------------------------------------------------------------------------------------
TOTAL .............................       $   17.75       $   70.39       $    0.25       $    3.78
----------------------------------------------------------------------------------------------------


                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. Certain shareholders of the Solution Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Contracts. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Contracts through to Contract owners as described in the prospectus for the applicable VA or VLI Contract.

The Directors shall continue to hold office until the Annual Meeting of Shareholders next held after his/her election, or until his/her successor is duly elected and qualified. No annual meeting of the shareholders for the purpose of electing Directors will be held. However, Shareholders holding a majority of outstanding shares may request a special meeting for the purpose of removing and replacing a Director. Vacancies on the Board occurring between any such meetings shall be filled by the remaining Directors. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Special shareholder meetings may be called when requested in writing by the holders of not less than 50% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.

The Articles may be amended if duly advised by a majority of the Directors and approved by the affirmative vote of a majority of votes entitled to be cast.

                 COMBINATION WITH ING SOLUTION INCOME PORTFOLIO

When ING Solution 2015, ING Solution 2025, ING Solution 2035 and ING Solution 2045 each reaches its Target Date, it may be combined with ING Solution Income Portfolio, without a vote of shareholders, if the Company's Board determines that combining such Portfolio with the ING Solution Income Portfolio would be in the best interest of the Portfolios and their shareholders. Prior to any combination (which likely would take the form of a re-organization and may occur on or after each Portfolio's Target Date), the Portfolio will notify shareholders of such Portfolio of the combination and any tax consequences. If, and when, such a combination occurs, shareholders of a Portfolio will become shareholders of ING Solution Income Portfolio.

                                 NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Portfolio shares will not be priced on these days. On those days, securities held by an Underlying Fund may nevertheless be actively traded, and the value of a Portfolio's shares could be indirectly affected. As a general matter, the Solution Portfolios invest in the Underlying Funds which in turn invest directly in securities. The Solution Portfolios generally rely on the NAVs provided by the Underlying Funds in computing the Portfolios' NAV. However, the following is information regarding the calculation of NAV for the Underlying Funds and the Solution Portfolios.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price an Underlying Fund would receive if it sold the instrument. See "Shareholder Information - Net Asset Value" in the Prospectuses. The long-term debt obligations held in an Underlying Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of an Underlying Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets on the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Solution Portfolios are not obligated to use the fair valuations recommended by such research service, and valuations recommended by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV.

Options on securities, currencies, futures, and other financial instruments purchased by the Portfolio are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

                                   TAX STATUS

The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY-- Each Portfolio has elected to be taxed and intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company ("RIC"), a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.


In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), net income derived from an interest in a qualified publicly traded partnership and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ( "Income Requirement").

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.


If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

QUALIFICATION OF SEGREGATED ASSET ACCOUNTS-- Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.


For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the RIC to its pro rata portion of the RIC's assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of a Portfolio (a "Closed Fund").


If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The Treasury Department has issued various rulings and other pronouncements addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. The arrangements concerning these Portfolios are similar to, but different in some respects from, those described by the Treasury Department in rulings in which it was determined that variable contract owners were not owners of separate account assets. Since you may have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that the IRS might treat you as the owner of your variable contract's proportionate share of the assets of the separate account. You should review your variable contract's prospectus and statement of additional information and you should consult your own tax adviser as to the possible application of the "investor control" doctrine to you.

If a Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will institute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.


EXCISE TAX ON RICS-- A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year, 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")) and all ordinary income and capital gains earned in previous years that were not distributed during such years. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a RIC shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS-- The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

                              FINANCIAL STATEMENTS


The fiscal year of the Company ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the Company's independent registered public accounting firm will be sent to shareholders each year. When available, annual and semi-annual shareholder reports may be obtained without charge by contacting the Company at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or calling the Company at (800) 992-0180.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATING GROUP

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATING SERVICE

AAA: Bonds considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

                                    APPENDIX B

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 10, 2003
                          REVISION DATE: MARCH 16, 2006

                                   ----------

I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.   DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.    APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

Committee at its next regularly scheduled meeting.

V.     VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

       A.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

       B.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

            2.   NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

            If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

            If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

            4.   Referrals to a Fund's Valuation, Proxy and Brokerage Committee

            A Fund's Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

            The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

            The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.    CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.   REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.   Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

       Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

       Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

       B.   Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

       C.   Proxy Group

       The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

       A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

       For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

       D.   Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

       C.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

            2.   NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

       A.   Assessment of the Agent

            The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

            Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

       B.   Conflicts of Interest

            The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

            In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

            For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

            The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

          NAME                                        TITLE OR AFFILIATION
Stanley D. Vyner            Chief Investment Risk Officer and Executive Vice President, ING
                            Investments, LLC

Todd Modic                  Senior Vice President, ING Funds Services, LLC and ING Investments, LLC;
                            and Chief Financial Officer of the ING Funds

Maria Anderson              Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                Proxy Coordinator for the ING Funds and Manager - Special Projects, ING
                            Funds Services, LLC

Julius Drelick              Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.     Counsel, ING Americas US Legal Services

Steve Wastek, Esq.          Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.     INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.     THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such independent outside director nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill considerations (E.G., failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect", generally DO NOT WITHHOLD support from nominees who sit on the compensation committee or from the pay package recipient. If the Agent has raised other considerations regarding compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee and served during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees who sit on up to (and including) seven public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be four, above which the nominee shall be considered on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights. Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.
Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered.

2.     PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.     AUDITORS

RATIFYING AUDITORS

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.     PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

TIME-PHASED VOTING

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.     TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

AMENDMENTS TO CORPORATE DOCUMENTS

Unless recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger, generally, vote AGAINST proposals seeking to remove shareholder approval requirements by (1) moving article provisions to portions of the charter not requiring shareholder approval or (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested. Generally, vote AGAINST proposals for charter amendments that may support board entrenchment, particularly if the proposal is bundled or the board is classified.
Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.     MISCELLANEOUS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

    - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
    -  If the dissidents agree, the policy remains in place.
    - If the dissidents do not agree, the confidential voting policy is waived. Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

MAJORITY VOTING STANDARD

Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders. For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.     CAPITAL STRUCTURE

Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds or those in excess but meeting Agent's qualitative standards, but consider on a

       CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.
Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.     EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.
    - Generally, vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it.
    - Consider plans CASE-BY-CASE if Agent suggests cost assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s).
    - Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance.

    -  Generally, vote AGAINST plans administered by potential grant recipients.
    - Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

RESTRICTED STOCK PLANS

Consider proposals for restricted stock plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent's criteria for acceptable repricing/replacement transactions, except that burn rate considerations raised by the Agent shall not be grounds for withholding support. Vote AGAINST compensation plans that (1) permit or may permit (E.G., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or (3) give the board sole discretion to approve option repricing/replacement programs.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
    FEATURES

    Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

    Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

    Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

    Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote AGAINST shareholder proposals that seek disclosure beyond regulatory requirements of the remuneration of individuals other than senior executives and directors. However, vote AGAINST shareholder proposals that seek such disclosure if providing it would be out of step with market practice and potentially disruptive to the business.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, including "claw back" recoupments.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.     STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.    MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach to evaluating such proposals.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.    MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.    GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (E.G., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:
    -  the opening of the shareholder meeting
    -  that the meeting has been convened under local regulatory requirements
    -  the presence of quorum
    -  the agenda for the shareholder meeting
    -  the election of the chair of the meeting
    -  the appointment of shareholders to co-sign the minutes of the meeting
    -  regulatory filings (E.G., to effect approved share issuances)
    - the designation of inspector or shareholder representative(s) of minutes of meeting
    - the designation of two shareholders to approve and sign minutes of meeting
    -  the allowance of questions
    -  the publication of minutes
    -  the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent's recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:
    -  bundled slates of nominees in (Hong Kong or France);
    -  simultaneous reappointment of retiring directors (South Africa);
    - in markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or
    - nominees whose names are not disclosed in advance of the meeting (Hong Kong or South Africa).

Consider nominees for which the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S. Guidelines with respect to director attendance shall apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

BOARD STRUCTURE

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.

INDEPENDENT STATUTORY AUDITORS

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

NOMINATING COMMITTEE

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason.

STOCK OPTION PLANS FOR INDEPENDENT INTERNAL STATUTORY AUDITORS

With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

EQUITY COMPENSATION PLANS

Unless otherwise provided for herein, votes with respect to compensation plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features.

SHARES RESERVED FOR EQUITY COMPENSATION PLANS

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests. Generally, vote AGAINST equity compensation plans (E.G., option, warrant, restricted stock or employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:
    -  exceed Agent's recommended dilution limits;
    - provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);
    -  are administered by potential grant recipients;
    - permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;
    - for restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);
    - allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;
    - provide for terms or participation that is markedly out of line with market practice;

    - provide for retesting in connection with achievement of performance hurdles unless the Agent's analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the amount of compensation subject to retesting is DE MINIMIS as a percentage of overall compensation or relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

REMUNERATION REPORTS

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting (1) practices or features not supported under these Guidelines (2) financial assistance or retesting under the conditions described above, or (3) provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Except as described above, consider provisions Agent raises with concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria on a CASE-BY-CASE basis.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

GENERAL SHARE ISSUANCES

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without preemptive rights to a maximum of 20 percent of currently issued capital.
Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company's rationale.
Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

INCREASES IN AUTHORIZED CAPITAL

Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach, as follows:
Generally, vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital, unless:
    - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
    - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

PREFERRED STOCK

Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach, including:
    - Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
    - Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests.
    - Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

POISON PILLS/PROTECTIVE PREFERENCE SHARES

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover issuances that do not meet the Agent's standards, but generally DO NOT VOTE AGAINST director nominees or remuneration in connection with poison pill considerations raised by the Agent.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

APPROVAL OF DONATIONS

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
    -  it is editorial in nature;
    -  shareholder rights are protected;
    -  there is negligible or positive impact on shareholder value;
    - management provides adequate reasons for the amendments or the Agent otherwise supports management's position; or
    -  the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
    - Generally vote FOR management proposals to amend a company's articles to expand its business lines.
    - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
    - If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date.
    - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS

In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)    (1)    Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) - Filed as an Exhibit to
              Registrant's initial Form N-1A Registration Statement on July 31,
              1997 and incorporated herein by reference.

       (2) Articles of Amendment effective August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

       (3) Articles of Amendment effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

       (4) Articles of Amendment effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (5) Articles of Amendment effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

       (6) Articles of Amendment effective January 23, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

       (7) Articles of Amendment effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

       (8) Articles of Amendment effective November 8, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (9) Articles Supplementary to Articles of Incorporation effective August 20, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (10) Articles Supplementary to Articles of Incorporation effective February 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

       (11) Articles Supplementary to Articles of Incorporation effective January 17, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

       (12) Articles Supplementary to Articles of Incorporation effective June 10, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

       (13) Articles Supplementary to Articles of Incorporation effective November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (14) Articles of Amendment effective May 2, 2005 to Articles of Incorporation (name change) - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

       (15) Articles Supplementary dated August 8, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (16) Articles Supplementary dated November 23, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 25 to Registrant's Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

       (17) Articles Supplementary dated January 31, 2006 to the Articles of Incorporation of ING Partners, Inc.- filed herein.

       (18)   Articles of Amendment, effective April 28, 2006 - filed herein.

(b) By-laws - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(c) Instruments Defining Rights of Security Holders (set forth in the Articles of incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(d)    (1)    Investment Advisory Agreement between ING Partners, Inc. and ING
              Life Insurance and Annuity Company - Filed as an Exhibit to
              Post-Effective Amendment No. 11 to Registrant's Form N-1A
              Registration Statement on April 30, 2003 and incorporated herein by reference.

              (i) Amendment to Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

              (ii) Form of Amendment to Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on September 15, 2004 and incorporated herein by reference.

              (iii) Amendment, dated November 1, 2004, of Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iv) Amendment, dated December 1, 2004, to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (v) Amended Exhibit A, dated April 28, 2006, with respect to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - filed herein.

       (2) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Massachusetts Financial Services Company effective November 15, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Massachusetts Financial Services Company effective June 20, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (ii) Termination Letter dated August 20, 2004 - MFS Institutional Services - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

       (3) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. ("ING IM") (formerly known as Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (i) Amendment, dated April 28, 2006, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. - Filed herein.

       (4) Termination Letter dated August 20, 2004 to terminate Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly known as "Aetna Life Insurance and Annuity Company") and Fred Alger Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (5) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity) and UBS Global Asset Management, Inc. (US) (formerly known as Brinson Advisors, Inc.) (regarding ING UBS U.S. Allocation Portfolio) effective December 7, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US)(regarding ING UBS U.S. Allocation Portfolio) effective July 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding ING UBS U.S. Allocation Portfolio) effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

       (6) Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company and UBS Global Asset Management, Inc. (Americas)(regarding ING UBS U.S. Large Cap Equity Portfolio) effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

              (i) Amendment, effective April 28, 2006, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth Portfolio) - Filed herein.

       (7) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and OpCap Advisors effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment, dated June 3, 2003, to Investment Sub-Advisory Agreement dated June 3, 2003 between ILIAC and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

       (8) Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and Goldman Sachs Asset Management effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Assumption Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management effective March 28, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (iii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management effective June 24, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (iv) Amendment, dated January 1, 2006, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Goldman Sachs Asset Management - Filed herein.

       (9) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Salomon Brothers Asset Management Inc effective November 19, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

              (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc effective July 2, 2003 - Filed as an

                     Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (iii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

              (iv) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (v) Termination Letter dated February 28, 2005 - Salomon Brothers Asset Management Inc - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (vi) Amendment, dated April 1, 2006, to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc - Filed herein.

       (10) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and T. Rowe Price Associates, Inc. effective December 14, 2000 - Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Form N-1A Registration Statement on April 30, 2001 and incorporated herein by reference.

              (i) Letter Agreement for Fee Waiver between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. dated December 5, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective December 31, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's

                     Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (iii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (iv) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

       (11) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc effective March 29, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. effective June 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (ii) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iii) Amended Appendix A, dated February 9, 2005, with respect to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed herein.

       (12) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. effective May 12, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

              (iii) Amendment No. 3 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. effective December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (13) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. effective March 26, 2002
              - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. effective June 3, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (ii) Assumption Agreement, dated November 18, 2003, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

       (14) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC effective March 12, 2003 - Filed as an Exhibit to Post-Effective

              Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

       (15) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 23, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (ii) Amendment, dated November 8, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iii) Fee Reduction letter, dated May 1, 2006, regarding ING Van Kampen Comstock Portfolio - Filed herein

       (16) Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J.P. Morgan Fleming Asset Management, LTD effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

              (i) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J.P. Morgan Fleming Asset Management, LTD effective June 3, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's

                     Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (ii) Amendment to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JP Morgan Fleming Asset Management, LTD effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

              (iii) Amendment, dated August 13, 2004, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JP Morgan Fleming Asset Management, LTD
                     - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

       (17) Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc.
              - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

       (18) Sub-Advisory Agreement, dated December 7, 2005, between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC - Filed herein.

       (19) Sub-Advisory Agreement, dated December 7, 2005, between ING Life Insurance and Annuity Company and Neuberger Berman Management Inc.
              - Filed herein.

       (20) Sub-Advisory Agreement, dated December 7, 2005, between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. - Filed herein.

       (21) Sub-Advisory Agreement, dated December 7, 2005, between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC - Filed herein.

              (i) Amended Schedule A, dated April 28, 2006, to the Sub-Advisory Agreement dated December 7, 2005 - filed herein.

       (22) Sub-Advisory Agreement, dated April 28, 2006, between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC - filed herein.

       (23) Expense Limitation Agreement, effective February 1, 2005 between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (i) Schedule A to Expense Limitation Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

                     (a) Amended Schedule A to Expense Limitation Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (ii) Fee waiver, dated January 21, 2003, to Expense Limitation Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iii) Fee waiver, dated February 11, 2004, to Expense Limitation Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iv) Fee waiver, dated March 30, 2005, to Expense Limitation Agreement between ING Partners, Inc. and ING Funds Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (v) Fee waiver, dated May 1, 2006, regarding ING Oppenheimer Strategic Income Portfolio - filed herein.

       (24) Expense Limitation Agreement, effective December 7, 2005, between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed herein.

              (i) Schedule A to the Expense Limitation Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed herein.

(e)    (1)    Underwriting Agreement between the ING Partners, Inc. and ING
              Financial Advisers, LLC effective May 1, 2003 - Filed as an
              Exhibit to Post-Effective Amendment No. 11 to Registrant's Form
              N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (i) Amendment to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (ii) Amendment, dated May 1, 2003, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC
                     - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iii) Amendment, dated November 1, 2004, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iv) Amendment, dated November 17, 2004, to Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (v) Amendment, effective December 7, 2005, to the Underwriting Agreement between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (2) Distribution Services Agreement dated November 15, 2002 between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form

              N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (i) Amendment to Distribution Services Agreement between ING Financial Advisers, LLC and USA Annuity and Life Insurance Company dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

              (ii) Form of, Amendment to Distribution Services Agreement, between ING Partners, Inc. and ING USA Annuity and Life Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (iii) Form of, Amendment to Distribution Services Agreement, between ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (3) Distribution Services Agreement dated February 12, 2002 between ING Partners, Inc. and Aetna Investment Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (i) Amendment to Distribution Services Agreement between ING Financial Advisers, LLC and ING Life Insurance and Annuity Company of America dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

              (ii) Form of, Amendment to Distribution Services Agreement, between ING Financial Advisers, LLC and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (iii) Amendment to Distribution Services Agreement between ING Financial Advisers, LLC and ING Life Insurance and Annuity

                     Company of America dated December 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (4) Distribution Services Agreement dated March 7, 2002 between ING Partners, Inc. and Aetna Investment Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (i) Amendment to Distribution Services Agreement between ING Financial Advisers, LLC and ReliaStar Life Insurance and Annuity Company of America dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

              (ii) Form of, Amendment to Distribution Services Agreement, between ING Financial Advisers, LLC and ReliaStar Life Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (5) Distribution Services Agreement dated March 7, 2002 between ING Partners, Inc. and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (i) Amendment to Distribution Services Agreement between ING Financial Advisers, LLC and ReliaStar Life Insurance Company of New York dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

              (ii) Form of, Amendment to Distribution Services Agreement, between ING Financial Advisers, LLC and ReliaStar Life Insurance Company of New York - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (iii)  Amendment to Distribution Services Agreement between ING

                     Financial Advisers, LLC and ReliaStar Life Insurance Company of New York dated December 5, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

(f)    N/A

(g)    (1)    Custodian Agreement dated March 13, 2003 between ING Partners,
              Inc. and The Bank of New York - Filed as an Exhibit to
              Post-Effective Amendment No. 21 to Registrant's Form N-1A
              Registration Statement on April 28, 2005 and incorporated herein by reference.

              (i) Amended Exhibit A, effective April 28, 2006, to Custodian Agreement between ING Partners, Inc. and The Bank of New York- filed herein

(h)    (1)    Administrative Services Agreement between ING Partners, Inc. and
              ING Funds Services, LLC effective November 19, 2003 - Filed as an
              Exhibit to Post-Effective Amendment No. 12 to Registrant's Form
              N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

              (i) Amendment, dated September 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (ii) Amendment, dated November 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iii) Amended Schedule A to Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (iv) Amended Schedule B to the Administrative Services Agreement- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (v) Amended Schedule A to Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

              (vi) Amended Schedule B to Administrative Services Agreement - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

              (vii) Amended Schedules A and B, dated April 28, 2006, to the Administrative Services Agreement - filed herein.

       (2) Termination Letter dated September 28, 2004 to the Sub-Administration Agreement between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Investors Bank & Trust Company - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (3) License Agreement between Aetna and T. Rowe Price Associates, Inc.- Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

       (4) Agency Agreement by and among ING Partners, Inc. and DST Systems, Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (i) Termination Letter, dated September 28, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (ii) Acceptance Letter between ING Partners, Inc. and DST Systems, Inc.-Filed as an Exhibit to Post-Effective Amendment No. 20 to registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iii) Amended and Restated Exhibit A, dated April 28, 2006, with respect to the Agency Agreement - Filed herein.

       (5) Termination letter dated September 28, 2004 to the Securities Lending Agency Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Investors Bank and Trust Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

       (6) Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

              (i) Amended Exhibit A, April 28, 2006, to the Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed herein.

       (7) Delegation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

       (8) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and ING Insurance Company of America (formerly Aetna Insurance Company of America) effective December 5, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America effective March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Amendment, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iv) Form of, Amendment to the Fund Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (v) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING Insurance Company of America dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (9) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and ING USA Annuity and Life Insurance Company (formerly Golden American Life Insurance Company) effective July 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company effective September 1, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance

                     Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Amendment, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (iv) Form of Amendment to Fund Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (6) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ING USA Annuity and Life Insurance Company dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (10) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC), effective November 28, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, and ING Financial Advisers, LLC, effective March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iv) Amendment, dated November 1, 2004, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Reliastar Insurance Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (v) Form of, Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (vi) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (11) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC) and Reliastar Life Insurance Company, effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A

                     Registration Statement on April 30, 2002 and incorporated herein by reference.

              (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, effective October 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (iii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iv) Amendment, effective May 1, 2003, to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company- Filed as an Exhibit to Post-Effective Amendment No. 20 to registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (v) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (vi) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ReliaStar Life Insurance Company dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (12) Participation Agreement among ING Partners, Inc., (formerly Portfolio Partners, Inc.), ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Financial

              Advisers, LLC (formerly Aetna Investment Services, LLC) and Reliastar Life Insurance Company of New York, effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company of New York, effective March 13, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

              (ii) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Reliastar Life Insurance Company, of New York effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Amendment to Participation Agreement, dated November 1, 2004, among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Reliastar Life Insurance Company of New York - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

              (iv) Form of, Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC and ReliaStar Life Insurance Company of New York. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (v) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and ReliaStar Life Insurance Company dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (13) Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (i) Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Financial Advisers, LLC and Security Life of Denver Insurance Company dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (iii) Form of, Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC and Security Life of Denver Insurance Company. - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

              (iv) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (14) Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (i)    Amendment to Participation Agreement among ING Partners,

                     Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Form of Amendment among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Southland Life Insurance Company dated November 1, 2004
                     - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (iii) Form of Amendment to Participation Agreement among ING Partners, Inc., ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Security Life of Denver Insurance Company dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (15) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company of New York, Service Class Shares, dated December 6, 2001-Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Service Class Shares, effective March 13, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Amendment, dated May 1, 2003, to Shareholding Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Service Class Shares, dated
                     December 7, 2005 - Filed as an Exhibit to
                     Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (16) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company of New York, Adviser Class Shares, dated December 6, 2001-Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Adviser Class Shares, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Amendment, dated November 1, 2004, to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company of New York, Adviser Shares- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Advisor Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (17) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance Company, Service Class Shares, dated December 6, 2001- Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares, effective March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

              (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Service Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (v) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Advisor Class Shares, dated
                     December 7, 2005 - Filed as an Exhibit to
                     Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (18) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Reliastar Life Insurance

              Company, Adviser Class Shares, dated December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Adviser Class Shares, dated March 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Adviser Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Amendment, dated November 1, 2004, to Shareholder Servicing Agreement between ING Partners, Inc. and Reliastar Life Insurance Company, Adviser Class Shares- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

             (iv)   Form of Amendment to Shareholder Servicing Agreement
                     between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Advisor Class Shares, dated
                     December 7, 2005 - Filed as an Exhibit to
                     Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (19) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), Service Class Shares, effective November 27, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's

                     Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Service Class Shares, dated
                     December 7, 2005 - Filed as an Exhibit to
                     Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (20) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), Adviser Class Shares, effective November 27, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated March 5, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

              (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (v) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company, Adviser Class Shares, dated
                     December 7, 2005 - Filed as an Exhibit to
                     Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (21) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Insurance Company of America (formerly Aetna Insurance Company of America), Service Class Shares, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Service Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (22) Form of Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and ING Insurance Company of America (formerly Aetna Insurance Company of America), Adviser Class Shares, effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Adviser Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (23) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Golden American Life Insurance Company, Service Class Shares, effective January 1, 2002
              - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Service Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's

                     Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Amendment, dated November 1, 2004, to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Service Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

              (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING USA Annuity and Life Insurance Company, Service Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (24) Shareholder Servicing Agreement between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and Golden American Life Insurance Company, Adviser Class Shares, effective January 1, 2002
              - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (i) Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares, effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

              (ii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant's Form N-1A Registration Statement on August 15, 2004 and incorporated herein by reference.

              (iii) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and Golden American Life Insurance Company, Adviser Class Shares, dated November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

              (iv) Form of Amendment to Shareholder Servicing Agreement between ING Partners, Inc. and ING USA Annuity and Life Insurance Company, Adviser Class Shares, dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (25) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ING USA Annuity and Life Insurance Company, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (26) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ING Insurance Company of America, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (27) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ING Life Insurance And Annuity Company, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (28) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (29) Form of Shareholder Servicing Agreement between ING Partners, Inc. and ReliaStar Life Insurance Company of New York, Class T Shares - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (30) Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001
              - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (31) Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (32) Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (33) Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (34) Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)    (1)    Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Fidelity VIP
              Contrafund Portfolio, ING Fidelity VIP Growth Portfolio, ING
              Fidelity VIP Equity Income Portfolio and ING Fidelity VIP Mid Cap
              Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 14
              to Registrant's Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

       (2) Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Oppenheimer Strategic Income Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (3) Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Income Portfolio, ING Income 2015 Portfolio, ING Income 2025 Portfolio, ING Income 2035 Portfolio, and ING Income 2045 Portfolio (Adviser, Service and Initial Class)- Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant's Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

       (4) Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio and ING Solution 2045 Portfolio (Class T) - Filed as an Exhibit to Post-Effective

              Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

       (5) Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Baron Asset Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio, and ING Templeton Foreign Equity Portfolio - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (6) Legal Opinion and Consent of Counsel regarding the legality of the securities being registered with regard to ING Columbia Small Cap Value II Portfolio and ING UBS U.S. Small Cap Growth Portfolio - Filed herein.

(j)    (1)    Consent of KPMG LLP Regular - Filed herein.

       (2)    Consent of KPMG LLP Solution Portfolios - Filed herein.

       (3)    Consent of KPMG LLP Fidelity Portfolios - Filed herein.

(k)           N/A

(l) Agreement re: Initial Contribution to Working Capital - Filed as an Exhibit to Registrant's initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(m)    (1)    Plan of Distribution pursuant to Rule 12b-1 renewed November
              19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29,
              2004 and incorporated herein by reference.

       (2) Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (3) Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(n)    (1)    Form of, Second Amended and Restated Plan Pursuant to Rule
              18f-3 for Operation of a Multi-Class System - Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant's Form N-1A

              Registration Statement on August 12, 2005 and incorporated herein by reference.

       (2) Amended Schedule A to the Second Amended and Restated Plan Pursuant to Rule 18f-3 - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

(o)           N/A

(p)    (1)    Codes of Ethics for DSI International Management, Inc., Goldman
              Sachs Asset Management, OpCap Advisors, Salomon Brothers Asset
              Management, Inc. and T. Rowe Price Associates, Inc - Filed as an
              Exhibit to Post-Effective Amendment No. 6 to Registrant's Form
              N-1A Registration Statement on August 31, 2001 and incorporated herein by reference.

       (2) Codes of Ethics for Massachusetts Financial Services Company, American Century Investment Management, Inc., BAMCO, Inc., Pacific Investment Management Company, LLC, and Morgan Stanley Investment Management Inc. d/b/a Van Kampen - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

       (3) Codes of Ethics for Goldman Sachs Asset Management and ING Financial Advisers, LLC - Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

       (4) Codes of Ethics for UBS Global Asset Management (US) Inc., J.P. Morgan Fleming Asset Management (London) Limited, ING and ING Partners, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

       (5) Sarbanes-Oxley Act Code of Ethics for Senior Officers - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

       (6) Code of Ethics for PIMCO and UBS Global Asset Management (Americas) Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

       (7) Code of Ethics for ING Partners, Inc., ILIAC, ING Financial Advisers, LLC and American Century - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

       (8) Code of Ethics for FMR - Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant's Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

       (9) Code of Ethics for OppenheimerFunds, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

       (10) Code of Ethics for ING Investment Management Co. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant's Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

       (11) Code of Ethics for Lord, Abbett & Co. LLC, Lord Abbett Distributor LLC and Lord Abbett Family of Funds - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (12) Amended and Restated Code of Ethics for Neuberger Berman Management Inc. and Neuberger Berman, LLC - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (13) Code of Ethics for Pioneer Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (14) Code of Ethics for Franklin Templeton Investments - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on December 6, 2005 and incorporated herein by reference.

       (15) Code of Ethics, effective January 1, 2006, for Columbia Management Advisors, LLC - Filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       ING Partners, Inc. is a Maryland corporation for which separate financial statements are filed. As of October 29, 2004, ING Life Insurance and Annuity Company, ING Portfolio Partners, ING Insurance Company of America, Reliastar Life Insurance Company, Reliastar Life Insurance Company of New York, Reliastar Life Insurance Co Variable Life, Security Life of Denver Insurance Company, ING USA Annuity and Life Insurance Company, and ING National Trust, owned all of the Fund's outstanding voting securities, through direct ownership, through a separate account or as custodian for qualified retirement plans. Each of these companies is an indirect wholly-owned subsidiary of ING Groep, N.V.

       A list of all persons directly or indirectly under common control with the Registrant is incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-90516) of ING USA Annuity and Life Insurance Company, as filed on April 9, 2004.

ITEM 25. INDEMNIFICATION

       Article Ninth, Section (d) of the Registrant's Articles of Incorporation provides for indemnification of directors and officers. In addition, the Registrant's officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director. The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

       Section XI.B of the Administrative Services Agreement, filed herein as exhibit (h1), provides for indemnification of the Administrator.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

       Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser of ING Partners, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser's Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

                  INVESTMENT ADVISER                             FILE NO.
                  ------------------                             --------

     ING Life Insurance and Annuity Company                      801-12643
     Massachusetts Financial Services Company                    801-17352
     T. Rowe Price Associates, Inc.                              801-856
     OpCap Advisors, LLC                                         801-27180
     Goldman Sachs Asset Management, L.P.                        801-16048
     Salomon Brothers Asset Management Inc.                      801-32046
     American Century Investment Management, Inc.                801-8174
     BAMCO, Inc.                                                 801-29080
     J.P. Morgan Investment Management Inc.                      801-21011
     Pacific Investment Management Company, LLC                  801-48187
     Van Kampen                                                  801-15757
     J.P. Morgan Fleming Asset Management (London) Ltd.          801-46669
     UBS Global Asset Management (Americas) Inc.                 801-34910
     UBS Global Asset Management (US) Inc.                       801-13219
     Fidelity Management & Research Company                      801-7884
     OppenheimerFunds, Inc.                                      801-8253
     ING Investment Management Co.                               801-9046
     Lord, Abbett.& Co. LLC                                      801-6997
     Neuberger Berman Management Inc.                            801-8258
     Pioneer Investment Management, Inc.                         801-8225
     Templeton Investment Counsel, LLC                           801-15125
     Columbia Management Advisors, LLC                           801-50372

ITEM 27. PRINCIPAL UNDERWRITER

       (a) ING Financial Advisers, LLC ("ING Financial"), acts as the principal underwriter for the Registrant. Additionally, ING Financial is the principal underwriter for Variable Annuity Account B of ING Life Insurance and Annuity Company (ING), Variable Annuity Account C of ING, Variable Annuity Account G of ING, Variable Life Account B of ING and Variable Life Account C of ING (separate accounts of ING registered as unit investment trusts under the 1940 Act). ING Financial is also the principal underwriter for Variable Annuity Account I of ING Insurance Company of America (IICA) (a separate account of IICA registered as a unit investment trust under the 1940 Act).

       (b) Information as to the directors and officers of the Principal Underwriter together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Principal Underwriter in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 34815) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

       (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, ING Insurance and Annuity Company, maintain physical possession of each account, book or other documents at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or at its principal place of business located at 151 Farmington Avenue Hartford, Connecticut 06156.

       Shareholder records of direct shareholders are maintained by the transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

       All accounts, books and other documents required to be maintained by
       Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act") and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) ING Life Insurance and Annuity Company (c) ING Financial Advisers, LLC (formerly Aetna Investment Services, LLC), (d) the Transfer Agent and Custodian, and (e)-(u) the Sub-Advisers and (v) the Custodian. The address of each is as follows:

(a)    ING Partners, Inc.
       7337 East Doubletree Ranch Road
       Scottsdale, Arizona 85258

(b)    ING Life Insurance and Annuity Company
       151 Farmington Avenue
       Hartford, Connecticut 06156

(c)    ING Financial Advisers, LLC
       151 Farmington Avenue
       Hartford, Connecticut 06156

(d)    DST Systems, Inc.
       330 W. 9th Street

       Kansas City, Missouri

(e)    ING Investment Management Co. (ING IM)
       (formerly ING Aeltus Investment Management, Inc.)
       230 Park Avenue
       New York, New York 10169

(f)    Fred Alger Management, Inc.
       111 Fifth Avenue
       New York, New York 10003

(g)    American Century Investment Management
       4500 Main Street
       Kansas City, Missouri 64111

(h)    BAMCO, Inc. (BAMCO)
       767 Fifth Avenue
       New York, New York 10153

(i)    Goldman Sachs Asset Management, L.P. (GSAM)
       32 Old Slip
       New York, New York 1005

(j)    J.P. Morgan Fleming Asset Management (London) Ltd.,
       (JPMorgan Fleming for ING JPMorgan Fleming International Portfolio) 20 Finsbury Street
       London, EC2Y 9AQ, United Kingdom

(k)    J.P. Morgan Investment Management Inc. (JPMIM)
       (for ING JPMorgan Mid Cap Value Portfolio)
       522 Fifth Avenue
       New York, New York 10036

(l)    Massachusetts Financial Services Company (MFS)
       500 Boylston Street
       Boston, Massachusetts 02116

(m)    OpCap Advisors, LLC (OpCap)
       1345 Avenue of the Americas
       New York, New York 10105-4800

(n)    Pacific Investment Management LLC (PIMCO)
       840 Newport Center Drive
       Newport Beach, California

(o)    Salomon Brothers Asset Management Inc. (SaBAM)

       399 Park Avenue
       New York, New York 10022

(p)    T. Rowe Price Associates, Inc. (T. Rowe)
       100 East Pratt Street
       Baltimore, Maryland 21202

(q)    UBS Global Asset Management (US) Inc. (UBS Global AM US)
       (for ING UBS U.S. Allocation Portfolio)
       51 W. 52nd Street
       New York, New York 10019-6114

(r) UBS Global Asset Management (Americas) Inc. (UBS Global AM) (for ING UBS U.S. Large Cap Equity Portfolio)
       One North Wacker Drive Chicago, Illinois 60606

(s)    Morgan Stanley Investment Management, inc. (MSIM, Inc.)
       1221 Avenue of the Americas
       New York, New York 10020

(t)    Fidelity Management & Research (FMR)
       82 Devonshire Street
       Boston, Massachusetts 02109

(u)    OppenheimerFunds, Inc. (Oppenheimer)
       Two World Financial Center
       225 Liberty Street, 11th Floor
       New York, New York 10281-1008

(v)    Bank of New York Company, Inc.
       One Wall Street
       New York, New York 10286

(w)    Lord Abbett & Co. LLC
       90 Hudson Street
       Jersey City, New Jersey 07302

(x)    Neuberger Berman Management Inc.
       605 Third Avenue, 2nd Floor
       New York, New York 10158

(y)    Pioneer Investment Management, Inc.
       60 State Street
       Boston, Massachusetts 02109

(z)    Templeton Investment Counsel, LLC

       500 East Broward Blvd.
       Fort Lauderdale, Florida 33394

(AA)   Columbia Management Advisors, LLC ("CMA")
       100 Federal Street
       Boston, MA 02110

ITEM 29. MANAGEMENT SERVICES

N/A

ITEM 30. UNDERTAKINGS

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Scottsdale and the State of Arizona on the 27th day of April, 2006.

                                                              ING PARTNERS, INC.

                                                     By: /s/ Huey P. Falgout Jr.
                                                     ---------------------------
                                                            Huey P. Falgout, Jr.
                                                                       Secretary

       Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                             TITLE                      DATE
            ---------                             -----                      ----


--------------------------------         Director                      April 27, 2006
        John G. Turner*


--------------------------------         President, and Chief          April 27, 2006
      James M. Hennessy*                 Executive Officer


---------------------------------        Senior Vice President         April 27, 2006
      Todd Modic*                        Chief/Principal Financial
                                         Officer


--------------------------------         Director                      April 27, 2006
      John V. Boyer*


--------------------------------         Director                      April 27, 2006
     Patricia W. Chadwick+


--------------------------------         Director                      April 27, 2006
     J. Michael Earley*


--------------------------------         Director                      April 27, 2006
    R. Barbara Gitenstein*


--------------------------------         Director                      April 27, 2006
       Patrick W. Kenny*


--------------------------------         Director                      April 27, 2006
      Walter H. May, Jr.*


--------------------------------         Director                      April 27, 2006
     Thomas J. McInerney*


--------------------------------         Director and Chairman         April 27, 2006
        Jock Patton*


--------------------------------         Director                      April 27, 2006
     Sheryl K. Pressler+


--------------------------------         Director                      April 27, 2006
      David W.C. Putnam*


--------------------------------         Director                      April 27, 2006
       Roger B. Vincent*


--------------------------------         Director                      April 27, 2006
     Richard A. Wedemeyer*


*+By:  /s/Huey P. Falgout, Jr.
 ---------------------------------
       Huey P. Falgout, Jr.
       Attorney-in-Fact**+

** Powers of Attorney for James M. Hennessy, Todd Modic, and each Director were previously filed as attachments to Post-Effective Amendment No. 23 to Registrant's Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

+ Powers of Attorney for Patricia W. Chadwick, Director and Sheryl K. Pressler, Director were previously filed as attachment to Post-Effective Amendment No. 26 to Registrant's Form N-1A Registration Statement on January 26, 2006 and incorporated herein by reference.

                                  EXHIBIT INDEX
                               ING PARTNERS, INC.

--------------------------------------------------------------------------------
EXHIBIT
NUMBER                           EXHIBIT DESCRIPTION
--------------------------------------------------------------------------------
(a)(17)          Articles Supplementary, dated January 31, 2006, to the
                 Articles of Incorporation for ING Partners, Inc.
--------------------------------------------------------------------------------
(a)(18)          Articles of Amendment, effective April 28, 2006.
--------------------------------------------------------------------------------
(d)(1)(v)        Amended Exhibit A, dated April 28, 2006, with respect to
                 the Investment Advisory Agreement between ING Partners,
                 Inc. and ING Life Insurance and Annuity Company.
--------------------------------------------------------------------------------
(d)(3)(i)        Amendment, dated April 28, 2006, to Investment Sub-Advisory
                 Agreement between ING Life Insurance and Annuity Company and
                 ING Investment Management Co.
--------------------------------------------------------------------------------
(d)(6)(i)        Amendment, effective April 28, 2006, to Investment
                 Sub-Advisory Agreement between ING Life Insurance and
                 Annuity Company and UBS Global Asset Management, Inc.
                 (US) (regarding UBS U.S. Large Cap Equity and ING UBS
                 U.S. Small Cap Growth Portfolio).
--------------------------------------------------------------------------------
(d)(8)(iv)       Amendment, dated January 1, 2006, to Investment Sub-Advisory
                 Agreement between ING Life Insurance and Annuity Company and
                 Goldman Sachs Asset Management.
--------------------------------------------------------------------------------
(d)(9)(vi)       Amendment, dated April 1, 2006, to the Investment Sub-Advisory
                 Agreement between ING Life Insurance and Annuity Company and
                 Salomon Brothers Asset Management Inc.
--------------------------------------------------------------------------------
(d)(11)(iii)     Amended Appendix A, dated February 9, 2005, with respect to the
                 Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management,
                 Inc.
--------------------------------------------------------------------------------
(d)(15)(iii)     Fee Reduction letter, dated May 1, 2006, regarding ING Van
                 Kampen Comstock Portfolio.
--------------------------------------------------------------------------------
(d)(18)          Sub-Advisory Agreement dated December 7, 2005, between
                 ING Life Insurance and Annuity Company and Lord, Abbett
                 & Co. LLC.
--------------------------------------------------------------------------------
(d)(19)          Sub-Advisory Agreement dated December 7, 2005, between
                 ING Life Insurance and Annuity Company and Neuberger
                 Berman Management Inc.
--------------------------------------------------------------------------------
(d)(20)          Sub-Advisory Agreement dated December 7, 2005, between
                 ING Life Insurance and Annuity Company and Pioneer
                 Investment Management, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(d)(21) Sub-Advisory Agreement dated December 7, 2005, between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC.
--------------------------------------------------------------------------------
(d)(21)(i) Amended Schedule A, dated April 28, 2006, to the Sub-Advisory Agreement dated December 7, 2005.
--------------------------------------------------------------------------------
(d)(22) Sub-Advisory Agreement, dated April 28, 2006, between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC.
--------------------------------------------------------------------------------
(d)(23)(v) Fee waiver, dated May 1, 2006, regarding ING Oppenheimer Strategic Income Portfolio.
--------------------------------------------------------------------------------
(d)(24)          Expense Limitation Agreement, effective December 7,
                 2005, between ING Partners, Inc. and ING Life Insurance
                 and Annuity Company.
--------------------------------------------------------------------------------
(d)(24)(i)       Schedule A to the Expense Limitation Agreement between
                 ING Partners, Inc. and ING Life Insurance and Annuity
                 Company.
--------------------------------------------------------------------------------
(g)(1)(i)        Amended Exhibit A, effective April 28, 2006, to the
                 Custodian Agreement between ING Partners, Inc. and The
                 Bank of New York.
--------------------------------------------------------------------------------
(h)(1)(vii) Amended Schedules A and B, dated April 28, 2006, to the Administrative Services Agreement.
--------------------------------------------------------------------------------
(h)(4)(iii) Amended and Restated Exhibit A, dated April 28, 2006, with respect to the Agency Agreement.
--------------------------------------------------------------------------------
(h)(6)(i)        Amended Exhibit A, dated April 28, 2006, to the
                 Securities Lending Agreement and Guaranty, dated August
                 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York.
--------------------------------------------------------------------------------
(i)(6)           Legal Opinion and Consent of Counsel regarding the
                 legality of the securities being registered with regard
                 to ING Columbia Small CapValue II Portfolio and ING UBS
                 U.S. Small Cap Growth Portfolio.
--------------------------------------------------------------------------------
(j)(1)           Consent of KPMG LLP.
--------------------------------------------------------------------------------
(j)(2)           Consent of KPMG LLP Solution Portfolios
--------------------------------------------------------------------------------
(j)(3)           Consent of KPMG LLP Fidelity Portfolios
--------------------------------------------------------------------------------
(p)(15) Code of Ethics, effective January 1, 2006, for Columbia Management Advisors, LLC.
--------------------------------------------------------------------------------